'33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT  OF  1933          [X]

Post-Effective  Amendment  No.  59                                      [X]

                                     and/or

REGISTRATION  STATEMENT  UNDER  THE  INVESTMENT  COMPANY  ACT  OF  1940

Amendment  No.  60                                                      [X]

                        (Check appropriate box or boxes)

                              GARTMORE MUTUAL FUNDS


                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

     Registrant's Telephone Number, including Area Code:     (484) 530-1300

                                         Send Copies of Communications to:
MS. ELIZABETH A. DAVIN, ESQ . . . . . .  MR. DUANE LASSITER, ESQ.
NATIONWIDE PLAZA. . . . . . . . . . . .  STRADLEY RONON STEVENS AND YOUNG LLP
COLUMBUS, OHIO 43215. . . . . . . . . .  COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)  PHILADELPHIA, PENNSYLVANIA 19103

It  is  proposed that this filing will become effective: (check appropriate box)

[   ]  immediately  upon  filing  pursuant  to  paragraph  (b)
[ X ]  on  March  1,  2004  pursuant  to  paragraph  (b)
[   ]  60  days  after  filing  pursuant  to  paragraph  (a)(1)
[   ]  on  [date]  pursuant  to  paragraph  (a)(1)
[   ]  75  days  after  filing  pursuant  to  paragraph  (a)(2)
[   ]  on  [date]  pursuant  to  paragraph  (a)(2)  of  rule  485.

If  appropriate,  check  the  following  box:

[   ]  This  post-effective  amendment designated a new effective date for a previously  filed  post-effective  amendment.

                                EXPLANATORY NOTE

This  Post-Effective  Amendment No. 59 to Registrant's Registration Statement on
Form  N-1A  includes  fifteen  prospectuses  encompassing  the  following Funds:

                       Gartmore Asia Pacific Leaders Fund
                               Gartmore Bond Fund
                            Gartmore Bond Index Fund
                            Gartmore Convertible Fund
                         Gartmore Emerging Markets Fund
                         Gartmore European Leaders Fund
                     Gartmore Global Financial Services Fund
                      Gartmore Global Health Sciences Fund
                      Gartmore Global Small Companies Fund
               Gartmore Global Technology and Communications Fund
                         Gartmore Global Utilities Fund
                          Gartmore Government Bond Fund
                              Gartmore Growth Fund
                          Gartmore High Yield Bond Fund
                       Gartmore International Growth Fund
                        Gartmore International Index Fund
                 Gartmore Investor Destinations Aggressive Fund
            Gartmore Investor Destinations Moderately Aggressive Fund
                  Gartmore Investor Destinations Moderate Fund
           Gartmore Investor Destinations Moderately Conservative Fund
                Gartmore Investor Destinations Conservative Fund
                          Gartmore Large Cap Value Fund
                      Gartmore Long-Short Equity Plus Fund
                         Gartmore Micro Cap Equity Fund
                          Gartmore Mid Cap Growth Fund
                       Gartmore Mid Cap Market Index Fund
                         Gartmore Millennium Growth Fund
                           Gartmore Money Market Fund
                    Gartmore Morley Capital Accumulation Fund
                      Gartmore Morley Enhanced Income Fund
                        Gartmore Nationwide Leaders Fund
                                Gartmore OTC Fund
                           Gartmore S&P 500 Index Fund
                          Gartmore Small Cap Index Fund
                          Gartmore Tax-Free Income Fund
                            Gartmore Nationwide Fund
                  Gartmore Nationwide Principal Protected Fund
                             Gartmore Small Cap Fund
                        Gartmore U.S. Growth Leaders Fund
                        Gartmore Value Opportunities Fund
                         Gartmore Worldwide Leaders Fund
                        NorthPointe Small Cap Value Fund

     The filing also includes the Combined Statement of Additional Information for the Gartmore Mutual Funds.

     This Amendment is being filed under Rule 485(b) for the purpose of updating the Funds' financial statements and other information and making other appropriate non-material changes.

--------------------------------------------------------------------------------
INTERNATIONAL Series

Gartmore Emerging Markets Fund

Gartmore International Growth Fund



     GARTMORE
          FUNDS
                                                           WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

     PROSPECTUS

     March 1, 2004


                                [GRAPHIC OMITTED]





Look BEYOND(SM).


Gartmore
                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . .2
Gartmore Emerging Markets Fund
Gartmore International Growth Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . 11
Principal Investments and Techniques
Principal Risks
Temporary Investments

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . 13
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . 14
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . 24
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . 26

ADDITIONAL INFORMATION . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about Gartmore Emerging Markets Fund and Gartmore International Growth Fund (the "Funds"), two funds offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 11. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

Since each of the Funds invests primarily in securities of foreign companies, each Fund may present substantially higher risks and greater volatility than most mutual funds. The Funds may not be appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has five different share classes-Class A, Class B, Class C, Class R and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page 14

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

EMERGING MARKETS

Emerging market countries are countries that

- Have been defined as emerging market countries by the International Finance Corporation,
-    Have a low-to-middle income economy according to the World Bank, or
-    Are listed as developing countries in World Bank publications.

There are more than 25 countries that currently qualify as emerging market countries, including Brazil, China, South Korea, Mexico and Taiwan.

The Fund seeks long term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP"), as subadviser, to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. GGP selects companies it believes have the potential to deliver unexpected earnings growth.

GGP looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically unstable.

The Fund invests primarily in common stocks, preferred stocks, equity interests in foreign investment funds or trusts, derivative securities and depository receipts. The Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND

================================================================================


stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives, primarily futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 11.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

                    [GRAPHIC OMITTED]

Best quarter:    32.73%    4th qtr. of 2001
Worst quarter:  -25.64%    3rd qtr. of 2001
_______________
* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND

================================================================================


Average annual returns(1) -                                       Since
as of December 31, 2003(3)                          One Year   Inception(2)
---------------------------------------------------------------------------
Class A shares - Before Taxes                          55.80%         2.36%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          55.78%         2.34%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
Sale of Shares                                         36.30%         2.00%
---------------------------------------------------------------------------
Class B shares - Before Taxes                          59.28%         2.69%
---------------------------------------------------------------------------
Class C shares - Before Taxes(3)                       61.67%         3.63%
---------------------------------------------------------------------------
Class R shares - Before Taxes(3)*                      64.28%         3.53%
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      65.85%         4.60%
---------------------------------------------------------------------------
MSCI Emerging Markets Free Index(4)                    56.28%         3.86%
---------------------------------------------------------------------------
S&P/IFCI Emerging Markets Composite Index(5)           57.16%         5.75%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on August 30, 2000.

3 These returns until the creation of Class C shares (3/1/01) and Class R shares (12/31/03) include the performance of the Fund's Class B shares. These returns through December 31, 2003 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of the Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because Class C and Class R shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges. For Class R, these returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares.

4 The MSCI Emerging Markets Free Index (the "MSCI Index") is an unmanaged index that is designed to represent the performance of the stocks in emerging country stock markets that are available to foreign institutional investors. The Fund is changing the index to which it is compared from the S&P/IFCI Emerging Markets Composite Index (the "S&P/IFCI Index") to the MSCI Index for two principal reasons. First, GGP believes that since the Fund's inception, the MSCI Index has evolved to a point that it is now as comprehensive as the S&P/IFCI Index. Second, GGP also believes that the MSCI Index is more widely recognized and more frequently selected as the benchmark for U.S.-based emerging market mutual funds than is the S&P/IFCI Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the MSCI Index would be lower.

5 The S&P/IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the Fund's share class you select.

                                                              Institutional
Shareholder Fees(1)        Class     Class     Class    Class   Service
(paid directly from          A         B         C        R      Class
your investment)           shares    shares   shares   shares    shares
---------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage
of offering price)        5.75%(2)      None     None     None        None
---------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                None(3)  5.00%(4)  1.00%(5)    None        None
---------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed
or exchanged)(6)             2.00%     2.00%    2.00%    2.00%       2.00%
---------------------------------------------------------------------------

                                                             Institutional
Annual Fund Operating    Class    Class    Class    Class       Service
Expenses (deducted         A        B        C        R          Class
from Fund assets)       shares   shares   shares    shares       shares
---------------------------------------------------------------------------
Management Fees           1.15%    1.15%    1.15%     1.15%           1.15%
---------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees      0.25%    1.00%    1.00%  0.40%(7)            None
---------------------------------------------------------------------------
Other Expenses            1.13%    1.05%    1.05%     1.25%           1.05%
===========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES        2.53%    3.20%    3.20%     2.80%           2.20%
---------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement             0.65%    0.65%    0.65%     0.65%           0.65%
===========================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(8)        1.88%    2.55%    2.55%     2.15%           1.55%

________________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales Charges-Class A sales charges" on page 16.


                                                                               5

FUND SUMMARIES-GARTMORE EMERGING MARKETS FUND

================================================================================


3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 17.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 19.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 20 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 22.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.55% for Class A, Class B, Class C, Class R and Institutional Service Class shares at least through February 28, 2005. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 2.05% for Class A, 2.30% for Class R and 1.80% for Institutional Service Class Shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A Shares*        $   755  $  1,259  $  1,788  $   3,230
-------------------------------------------------------------
Class B Shares         $   758  $  1,226  $  1,817  $   3,232
-------------------------------------------------------------
Class C Shares         $   291  $    726  $  1,287  $   2,817
-------------------------------------------------------------
Class R Shares         $   218  $    807  $  1,422  $   3,081
-------------------------------------------------------------
Institutional Service
Class Shares           $   158  $    626  $  1,120  $   2,483

You would pay the following expenses on the same investment if you did not sell your shares**:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B Shares  $   258  $    926  $  1,617  $   3,232
------------------------------------------------------
Class C Shares  $   191  $    726  $  1,287  $   2,817

_______________
*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and, Class R Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

GGAMT, the Fund's investment adviser, has chosen GGP, as subadviser, to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests in equity securities of established foreign companies that are tied economically to a number of countries throughout the world, other than the United States. GGP selects companies it believes have earnings growth potential.

The Fund primarily invests in equity securities which may include common stocks, equity interests in foreign investment funds or trusts and depositary receipts. The Fund may utilize derivatives, primarily futures, and options, for efficient portfolio management.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives, primarily futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND

================================================================================


losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After tax-returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

                    [GRAPHIC OMITTED]


Best quarter:    18.24%    2nd qtr. of 2003
Worst quarter:  -20.96%    3rd qtr. of 2002
________________

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -                                       Since
as of December 31, 2003                             One Year   Inception(2)
---------------------------------------------------------------------------
Class A shares - Before Taxes                          30.37%        -9.98%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          30.37%        -9.98%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                     19.74%     -8.32%(3)
---------------------------------------------------------------------------
Class B shares - Before Taxes                          32.55%        -9.86%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)*                      35.25%        -9.16%
---------------------------------------------------------------------------
Class R shares - Before Taxes(4)                       37.55%        -9.04%
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      38.79%        -8.08%
---------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI)
All Country World Index Free ex US(5)                  40.01%        -4.10%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on August 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

                                                                               8

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND

================================================================================


     4 These returns until the creation of Class C shares (3/1/01) and Class R shares (12/31/03) include the performance of the Fund's Class B shares which was achieved prior to the creation of Class C and Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because Class C and Class R shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares, these returns have been restated for the applicable sales charges. For Class R shares, the returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares.

     5 The MSCI All Country World Index Free ex US is an unmanaged index that is designated to represent the performance of the stocks in companies in all countries except the United States. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the Fund's share class you select.

                                                                 Institutional
Shareholder Fees(1)       Class     Class     Class       Class     Service
(paid directly from         A         B         C           R        Class
your investment)          shares    shares   shares       shares    shares
------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage
of offering price)       5.75%(2)      None     None          None        None
------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as
applicable)               None(3)   5.00%(4)  1.00%(5)        None        None
------------------------------------------------------------------------------
Redemption/Exchange
Fee(as a percentage
of amount redeemed
or exchanged)(6)           2.00%      2.00%     2.00%        2.00%       2.00%
------------------------------------------------------------------------------

Institutional
Annual Fund Operating    Class    Class    Class    Class    Service
Expenses (deducted         A        B        C        R       Class
from Fund assets)       shares   shares   shares    shares    shares
---------------------------------------------------------------------
Management Fees           1.00%    1.00%    1.00%     1.00%     1.00%
---------------------------------------------------------------------
Distribution and/or
Service
(12b-1) Fees              0.25%    1.00%    1.00%  0.40%(7)      None
---------------------------------------------------------------------
Other Expenses            1.13%    1.13%    1.13%     1.33%     1.13%
---------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES        2.38%    3.13%    3.13%     2.73%     2.13%
---------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement             0.73%    0.73%    0.73%     0.73%     0.73%
---------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(8)        1.65%    2.40%    2.40%     2.00%     1.40%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.


                                                                               9

FUND SUMMARIES-GARTMORE INTERNATIONAL GROWTH FUND

================================================================================


2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales Charges-Class A shares" on page 16.

3 A contingent deferred sales charge (CSDC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 19, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 17.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 19.

5 A CDSC of 1% may be charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 19.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 22.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the new Class R shares during the current fiscal year. These fees could increase to 0.50% of the Fund's average daily net assets.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.40% for Class A, Class B, Class C, Class R and Institutional Service Class shares at least through February 28, 2005. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" could increase to 2.15% for Class R and 1.65% for Institutional Service Class shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of other expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A Shares*        $   733  $  1,209  $  1,710  $   3,083
-------------------------------------------------------------
Class B Shares         $   743  $  1,197  $  1,777  $   3,133
-------------------------------------------------------------
Class C Shares         $   343  $    897  $  1,577  $   3,388
-------------------------------------------------------------
Class R Shares         $   203  $    778  $  1,380  $   3,008
-------------------------------------------------------------
Institutional Service
Class Shares           $   143  $    597  $  1,077  $   2,404

You would pay the following expenses on the same investment if you did not sell your shares**:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B Shares         $   243  $    897  $  1,577  $   3,133
-------------------------------------------------------------
Class C Shares         $   243  $    897  $  1,577  $   3,388

_______________

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques described below in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about both of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (EMERGING MARKETS) Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

DERIVATIVES. (BOTH FUNDS) The Funds may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS. (BOTH FUNDS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose mate

MORE ABOUT THE FUNDS

================================================================================


rial information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

FOREIGN RISK. (BOTH FUNDS) Investments in foreign securities involves special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Global Asset Management Trust ("GGAMT"), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of January 30, 2004, GGAMT and its U.S. affiliates had approximately $38.2 billion in assets under management, of which $371.9 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Fund's average daily net assets. The annual management fees paid by each Fund for the fiscal year ended October 31, 2003 (including fees paid to the Funds' subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

Fund                                                                    Fee
---------------------------------------------------------------------------
Gartmore International Growth Fund                                    1.00%
---------------------------------------------------------------------------
Gartmore Emerging Markets Fund                                        1.15%

* Effective March 1, 2004, the contractual management fee for the following Funds have been changed as follows:

Fund                                       Assets                 Fee
--------------------------------------------------------------------------
Gartmore Emerging Markets Fund      0 up to $500 million             1.15%
--------------------------------------------------------------------------
                                    500 million to 2 billion         1.10%
--------------------------------------------------------------------------
                                    $ 2 billion and more             1.05%
--------------------------------------------------------------------------
Gartmore International Growth Fund  0 up to $500 million             1.00%
--------------------------------------------------------------------------
                                    500 million to 2 billion         0.95%
--------------------------------------------------------------------------
                                    $ 2 billion and more             0.90%
--------------------------------------------------------------------------

SUBADVISER

Gartmore Global Partners ("GGP"), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Funds. Subject to the supervision of GGAMT and the Trustees, GGP manages each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates have over $90.1 billion in net assets under management as of January 30, 2004, of which $1.2 billion is managed by GGP.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended October 31, 2003, based on the Fund's average daily net assets, as follows:

Fund                                                              Fee
---------------------------------------------------------------------
Gartmore International Growth Fund                              0.50%
---------------------------------------------------------------------
Gartmore Emerging Markets Fund                                 0.575%

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM-
GARTMORE INTERNATIONAL GROWTH FUND

The GGP Global Equities Portfolio Construction team is responsible for day-to-day management of the Gartmore International Growth Fund.

PORTFOLIO MANAGEMENT TEAM-
GARTMORE EMERGING MARKETS FUND

Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore Emerging Markets Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Ehrmann joined GGP in 1995 as Head of the Emerging Markets Equity Team. He was appointed Head of the Pacific and Emerging Markets team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets at Invesco.

Mr. Dalgliesh joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in March 2002. Prior to joining GGP, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class R and Institutional Service Class shares are available to a limited group of investors and are not offered by all Funds.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares
-    Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R or Institutional Service Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                         Class B shares                               Class C shares
--------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so your full    No front-end sales charge, so your full
portion of your initial investment goes   investment immediately goes toward         investment immediately goes toward
toward the sales charge, and is           buying shares                              buying shares
not invested
--------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales       No reductions of the CDSC available,       Like Class B shares, no reductions of the
charge available                          but waivers available                      CDSC are available, but waivers of CDSC
                                                                                     are available
--------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and           Higher distribution and service fees than  Higher distribution and service fees than
Class C shares mean higher dividends      Class A shares mean higher fund            Class A shares mean higher fund expenses
per share                                 expenses and lower dividends per share     and lower dividends per share
--------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable    After seven years, Class B shares convert  Unlike Class B shares, Class C shares do
                                          into Class A shares, which reduces your    Not automatically convert into another class
                                          future fund expenses
--------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are           CDSC if shares are sold within six years:  CDSC of 1% is applicable if shares are
sold back to a Fund(1)                    5% in the first year, 4% in the second,    sold in the first year after purchase
                                          3% in the third and fourth years, 2% in
                                          the fifth, and 1% in the sixth year
--------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit               Investments of $100,000 or more may be     Investments of $1,000,000 or more may
                                          rejected                                   be rejected(2)

_______________

1    A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Service Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A or Institutional Service Class of any of the Funds, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)                        $   2,000
--------------------------------------------------------------
To open an IRA account
(per Fund)                                           $   1,000
--------------------------------------------------------------
Additional investments
(per Fund)                                           $     100
--------------------------------------------------------------
To start an Automatic Asset
Accumulation Plan                                    $   1,000
--------------------------------------------------------------
Additional Automatic Asset
Accumulation Plan
per transaction                                      $      50
--------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS SHARES

To open an account
(per Fund)                                           $  50,000
--------------------------------------------------------------
Additional investments                                    None
--------------------------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

The Funds do not calculate NAV on the following days:

-    New Year's Day

-    Martin Luther King, Jr. Day

-    Presidents' Day

-    Good Friday

-    Memorial Day

-    Independence Day

-    Labor Day

-    Thanksgiving Day

-    Christmas Day

-    Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES              Sales Charge
                              as % of               Dealer
                      --------------------------  Commission
                                     Amount        as % of
                      Offering      Invested      Offering
Amount of purchase      Price    (approximately)    Price
------------------------------------------------------------
Less than $50,000        5.75%            6.10%      5.00%
------------------------------------------------------------
50,000 to $99,999        4.75             4.99       4.00
------------------------------------------------------------
100,000 to $249,999      3.50             3.63       3.00
------------------------------------------------------------
250,000 to $499,999      2.50             2.56       2.00
------------------------------------------------------------
500,000 to $999,999      2.00             2.04       1.75
------------------------------------------------------------
1 million or more        None             None       None*
------------------------------------------------------------

*    Dealer may be eligible for a finder's fee as disclosed below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus
Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges
     ---------------------------------------------
     tables show how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live
     -----------------------
     at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the
     --------------------------------------------------
     proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your
     --------------------------------
     account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13-
     --------------------------
     month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13- month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Gartmore Funds which have Class D shares)
-    Retirement plans.
- Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    Any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


     Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

BUYING, SELLING AND EXCHANGING FUND SHARES

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A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or

- if the redemption check is made payable to anyone other than the registered shareholder, or

- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

- if the proceeds are mailed to any address other than the address of record, or

- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS CLASS B SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of                       $1 million     $25 million
Purchase                      to $24,999,999     or more
------------------------------------------------------------

Amount of CDSC                     0.50%          0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your

BUYING, SELLING AND EXCHANGING FUND SHARES

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account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 7012 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

REDEMPTION FEES

HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes- Selling and Exchanging Fund Shares" on page 25

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Class R shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed

BUYING, SELLING AND EXCHANGING FUND SHARES

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letter or fax if it is received prior to the calculation of the Fund's NAV (generally as of 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee. We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class                               As a % of daily net assets
----------------------------------------------------------------------------
Class A shares                           0.25% (distribution or service fee)
----------------------------------------------------------------------------
Class B shares                           1.00% (0.25% service fee)
----------------------------------------------------------------------------
Class C shares                           1.00% (0.25% service fee)
----------------------------------------------------------------------------
Class R shares                           0.50% (0.25%
                                         of which may be either a
                                         distribution or service fee)

Institutional Service Class shares pay no Rule 12b-1 fees. Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 25.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within the Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

BUYING, SELLING AND EXCHANGING FUND SHARES

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If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION  FEES

The Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE  FEES

In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                     Exchange Fee
---------------------------------------------------------------------

Gartmore Emerging Markets Fund. . . . . . . . . . . . . . . .   2.00%
Gartmore Focus Fund . . . . . . . . . . . . . . . . . . . . .   2.00%
Gartmore Global Financial Services Fund . . . . . . . . . . .   2.00%
Gartmore Global Health Sciences Fund. . . . . . . . . . . . .   2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . . . . . . . .   2.00%
Gartmore Global Utilities Fund. . . . . . . . . . . . . . . .   2.00%
Gartmore International Growth Fund. . . . . . . . . . . . . .   2.00%
Gartmore Long-Short Equity Plus Fund .. . . . . . . . . . . .   2.00%
Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . . .   2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . .   2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . .   2.00%
Gartmore Micro Cap Equity Fund. . . . . . . . . . . . . . . .   1.50%
Gartmore Mid Cap Growth Fund. . . . . . . . . . . . . . . . .   1.50%
Gartmore Millennium Growth Fund . . . . . . . . . . . . . . .   1.50%
Gartmore Small Cap Fund . . . . . . . . . . . . . . . . . . .   1.50%
Gartmore Value Opportunities Fund . . . . . . . . . . . . . .   1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's redemption or exchange fee. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares sold or exchanged under regularly scheduled withdrawal plans
-    Shares purchased through reinvested dividends or capital gains
- Shares sold following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
- Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 years and other required distributions form retirement accounts

Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                   1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. You should be aware that dividends received by a Fund from a foreign corporation will generally be qualified dividends only if the foreign corporation is eligible for benefits under a comprehensive income tax treaty with the U.S. that has been determined by the Treasury Department to be qualified. The Funds, and in particular the Emerging Markets Fund, are not restricted to investing in countries with such an income tax treaty with the U.S., which will effect the amount of your income dividends that are qualified dividends eligible for taxation at reduced rates. Please consult your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are

DISTRIBUTIONS AND TAXES

================================================================================


taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The following financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002 and 2003 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE EMERGING MARKETS FUND

                                                         Investment Activities                  Distributions
                                     ----------  ---------------------------------------  ---------------------------  -------
                                                                   Net
                                                              Realized and
                                                                   and
                                        Net                    Unrealized                                                Net
                                       Asset         Net          Gains         Total                                   Asset
                                       Value,    Investment     (Losses)        from          Net                      Value,
                                     Beginning     Income          on        Investment   Investment       Total       End of
                                     of Period     (Loss)      Investments   Activities     Income     Distributions   Period
-----------------------------------  ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.01)         (1.87)       (1.88)       (0.01)          (0.01)  $  8.11
Year Ended October 31, 2001          $     8.11        0.01          (2.14)       (2.13)           -               -   $  5.98
Year Ended October 31, 2002          $     5.98       (0.03)          0.85         0.82            -               -   $  6.80
Year Ended October 31, 2003          $     6.80        0.03           3.71         3.74            -               -   $ 10.54

CLASS B SHARES
Period Ended October 31, 2000 (d)    $    10.00       (0.01)         (1.88)       (1.89)       (0.01)          (0.01)  $  8.10
Year Ended October 31, 2001          $     8.10       (0.03)         (2.13)       (2.16)           -               -   $  5.94
Year Ended October 31, 2002          $     5.94       (0.08)          0.85         0.77            -               -   $  6.71
Year Ended October 31, 2003          $     6.71           -           3.62         3.62            -               -   $ 10.33

CLASS C SHARES
Period Ended October 31, 2001 (e)    $     7.57       (0.01)         (1.54)       (1.55)           -               -   $  6.02
Year Ended October 31, 2002          $     6.02       (0.08)          0.86         0.78            -               -   $  6.80
Year Ended October 31, 2003          $     6.80           -           3.67         3.67            -               -   $ 10.47

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $    10.00           -          (1.88)       (1.88)       (0.01)          (0.01)  $  8.11
Year Ended October 31, 2001          $     8.11        0.04          (2.13)       (2.09)       (0.01)          (0.01)  $  6.01
Year Ended October 31, 2002          $     6.01       (0.02)          0.87         0.85            -               -   $  6.86
Year Ended October 31, 2003          $     6.86        0.08           3.72         3.80            -               -   $ 10.66
-----------------------------------  ----------  -----------  -------------  -----------  -----------  --------------  -------

                                                                           Ratios/Supplemental Data
                                     ------------  ------------------------------------------------------------------------------
                                                                          Ratio
                                                                           of
                                                              Ratio        Net                         Ratio of Net
                                                     Net       of      Investment      Ratio of         Investment
                                                   Assets   Expenses     Income        Expenses           Income
                                                   at End      to       (Loss) to      (Prior to     (Loss) (Prior to
                                                     of      Average     Average    Reimbursements)   Reimbursements)   Portfolio
                                        Total      Period      Net         Net        to Average        to Average       Turnover
                                      Return (a)   (000s)    Assets      Assets     Net Assets (b)    Net Assets (b)       (c)
-----------------------------------  ------------  -------  ---------  -----------  ---------------  -----------------  ----------
Class A Shares
Period Ended October 31, 2000 (d)    (18.90%) (f)  $ 1,366  2.15% (g)  (0.35%) (g)        7.24% (g)        (5.44%) (g)      10.88%
Year Ended October 31, 2001              (26.24%)  $ 1,066      2.15%        0.18%            5.93%             (3.6%)      97.85%
Year Ended October 31, 2002                13.71%  $ 1,996      2.01%      (0.49%)            2.41%            (0.89%)      57.86%
Year Ended October 31, 2003                55.00%  $ 9,070      1.88%        0.61%            2.45%              0.05%     146.04%

Class B Shares
Period Ended October 31, 2000 (d)    (19.00%) (f)  $ 1,353  2.75% (g)  (0.95%) (g)        7.96% (g)        (6.16%) (g)      10.88%
Year Ended October 31, 2001              (26.67%)  $ 1,164      2.75%       (0.4%)            6.67%            (4.32%)      97.85%
Year Ended October 31, 2002                12.96%  $ 1,443      2.71%      (1.18%)            3.22%            (1.69%)      57.86%
Year Ended October 31, 2003                53.95%  $ 2,010      2.55%        0.07%            3.18%            (0.56%)     146.04%

Class C Shares
Period Ended October 31, 2001 (e)    (20.48%) (f)  $    10  2.75% (g)  (0.85%) (g)        8.68% (g)        (6.78%) (g)      97.85%
Year Ended October 31, 2002                12.96%  $    15      2.72%      (1.12%)            3.28%            (1.68%)      57.86%
Year Ended October 31, 2003                53.97%  $ 1,398      2.55%      (0.12%)            2.95%            (0.52%)     146.04%

Institutional Service Class Shares
Period Ended October 31, 2000 (d)    (18.90%) (f)  $ 1,354  1.82% (g)  (0.02%) (g)        6.95% (g)        (5.15%) (g)      10.88%
Year Ended October 31, 2001              (25.81%)  $ 1,004      1.82%        0.49%            5.60%            (3.29%)      97.85%
Year Ended October 31, 2002                14.14%  $ 1,145      1.73%      (0.21%)            2.24%            (0.72%)      57.86%
Year Ended October 31, 2003                55.39%  $ 1,781      1.55%        1.07%            2.18%              0.44%     146.04%
-----------------------------------  ------------  -------  ---------  -----------  ---------------  -----------------  ----------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INTERNATIONAL GROWTH FUND

                                                               Investment Activities
                                     ---------  ----------------------------------------------------  --------------------
                                                                               Net
                                                                             Realized
                                                                               and
                                        Net                                 Unrealized                 Net
                                       Asset         Net                      Gains         Total     Asset
                                      Value,     Investment                  (Losses)       from      Value,
                                     Beginning  Income (Loss)  Redemption       on       Investment   End of     Total
                                     of Period     (Loss)         Fees     Investments   Activities   Period   Return (a)
-----------------------------------  ---------  -------------  ----------  ------------  -----------  ------  ------------
Class A Shares
Period Ended October 31, 2000 (d)    $   10.00             -            -        (1.14)       (1.14)  $ 8.86  (11.40%) (f)
Year Ended October 31, 2001          $    8.86         (0.02)           -        (2.65)       (2.67)  $ 6.19      (30.14%)
Year Ended October 31, 2002          $    6.19          0.01            -        (0.82)       (0.81)  $ 5.38      (13.09%)
Year Ended October 31, 2003          $    5.38         (0.01)        0.03         1.58         1.60   $ 6.98        29.74%

Class B Shares
Period Ended October 31, 2000 (d)    $   10.00         (0.01)           -        (1.14)       (1.15)  $ 8.85  (11.50%) (f)
Year Ended October 31, 2001          $    8.85         (0.07)           -        (2.64)       (2.71)  $ 6.14      (30.62%)
Year Ended October 31, 2002          $    6.14         (0.03)           -        (0.81)       (0.84)  $ 5.30      (13.68%)
Year Ended October 31, 2003          $     5.3         (0.05)        0.03         1.54         1.52   $ 6.82        28.68%

Class C Shares
Period Ended October 31, 2001 (e)    $    7.72         (0.02)           -        (1.53)       (1.55)  $ 6.17  (20.08%) (f)
Year Ended October 31, 2002          $    6.17         (0.03)           -        (0.81)       (0.84)  $ 5.33      (13.61%)
Year Ended October 31, 2003          $    5.33         (0.05)        0.03         1.55         1.53   $ 6.86        28.71%

Institutional Service Class Shares
Period Ended October 31, 2000 (d)    $   10.00          0.01            -        (1.15)       (1.14)  $ 8.86  (11.40%) (f)
Year Ended October 31, 2001          $    8.86             -            -        (2.64)       (2.64)  $ 6.22       (29.8%)
Year Ended October 31, 2002          $    6.22          0.03            -        (0.83)       (0.80)  $ 5.42      (12.86%)
Year Ended October 31, 2003          $    5.42          0.01         0.03         1.59         1.63   $ 7.05        30.07%
-----------------------------------  ---------  -------------  ----------  ------------  -----------  ------  ------------

                                                                  Ratios/Supplemental Data
                                     --------------------------------------------------------------------------------------
                                                                                                Ratio of Net
                                                              Ratio of Net      Ratio of         Investment
                                        Net       Ratio of     Investment       Expenses           Income
                                       Assets     Expenses    Income (Loss)     (Prior to     (Loss) (Prior to
                                     at End of   to Average    to Average    Reimbursements)   Reimbursements)   Portfolio
                                       Period        Net           Net         to Average        to Average       Turnover
                                       (000s)      Assets        Assets      Net Assets (b)    Net Assets (b)       (c)
-----------------------------------  ----------  -----------  -------------  ---------------  -----------------  ----------
Class A Shares
Period Ended October 31, 2000 (d)    $    2,975    1.85% (g)      0.05% (g)        4.01% (g)        (2.11%) (g)      46.31%
Year Ended October 31, 2001          $    2,156        1.85%         (0.3%)            4.01%            (2.46%)     236.28%
Year Ended October 31, 2002          $    1,965        1.76%          0.20%            2.10%            (0.14%)     226.70%
Year Ended October 31, 2003          $    2,592        1.65%          0.39%            2.37%            (0.33%)     304.72%

Class B Shares
Period Ended October 31, 2000 (d)    $    2,950    2.45% (g)    (0.54%) (g)        4.75% (g)        (2.84%) (g)      46.31%
Year Ended October 31, 2001          $    2,078        2.45%        (0.89%)            4.75%            (3.19%)     236.28%
Year Ended October 31, 2002          $    1,840        2.46%         (0.5%)            2.85%            (0.89%)     226.70%
Year Ended October 31, 2003          $    2,395        2.40%        (0.36%)            3.12%            (1.08%)     304.72%

Class C Shares
Period Ended October 31, 2001 (e)    $       10    2.45% (g)    (1.10%) (g)        6.72% (g)        (5.37%) (g)     236.28%
Year Ended October 31, 2002          $       10        2.46%        (0.53%)            2.95%            (1.02%)     226.70%
Year Ended October 31, 2003          $       16        2.40%        (0.37%)            3.12%            (1.09%)     304.72%

Institutional Service Class Shares
Period Ended October 31, 2000 (d)    $    2,954    1.52% (g)      0.39% (g)        3.75% (g)        (1.84%) (g)      46.31%
Year Ended October 31, 2001          $    2,073        1.52%          0.03%            3.72%            (2.17%)     236.28%
Year Ended October 31, 2002          $    1,807        1.48%          0.48%            1.85%              0.11%     226.70%
Year Ended October 31, 2003          $    2,350        1.40%          0.64%            2.12%            (0.08%)     304.72%
-----------------------------------  ----------  -----------  -------------  ---------------  -----------------  ----------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495                                                          GG-_____ 3/04

--------------------------------------------------------------------------------
LEADERSHIP Series

Gartmore Nationwide Leaders Fund
Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund


     GARTMORE
          FUNDS
                                                           WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

     PROSPECTUS

     March 1, 2004


                                [GRAPHIC OMITTED]





Look BEYOND(SM).


Gartmore
                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Gartmore Nationwide Leaders Fund
Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
Principal Investments and Techniques
Principal Risks
Temporary Investments

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Investment Adviser-Gartmore Nationwide Leaders Funds and Gartmore U.S. Growth Leaders Fund
Investment Adviser-Gartmore Worldwide Leaders Fund
Subadviser-Gartmore Worldwide Leaders Fund

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . . . .18
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
  Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about three funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 14 "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

Because these Funds invest in fewer underlying securities than most mutual funds, they each may present substantially higher risks and greater volatility than other funds. Each Fund may not be appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has five different share classes-Class A, Class B, Class C, Class R and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page 18.

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND

================================================================================


OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

TOTAL RETURN

Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.

U.S. LEADERS

A U.S. Leader is defined as a U.S. company with a strong franchise capable of taking advantage of its positioning in the market-place. The rationale for investing in U.S. Leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

To achieve its objective, the Fund typically invests at least 80% of its net assets in equity securities of U.S. Leaders, primarily in common stocks and convertible securities. The Fund's portfolio manager generally intends to be fully invested in these securities. The Fund's portfolio manager seeks companies which generally meet one of the following character traits:

-  above average revenue growth,
-  consistent earnings growth,
-  above average earnings growth, or
-  attractive valuation.

The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500(R) Index.

It usually will sell portfolio securities if:

-  The outlook of a company's earnings growth becomes less attractive,
-  More favorable opportunities are identified, or
-  There is a significant increase in share price.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. The portfolio managers participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 14.

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN-CLASS A SHARES* (YEAR ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:   13.84%     2nd qtr of 2003
Worst Quarter: -16.14%     3rd qtr of 2002

* This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                Since
Average annual returns-as of December 31, 2003(1)   1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                        17.42%         5.13%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        17.41%         5.04%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares                                  11.32%         4.31%
-------------------------------------------------------------------------
Class B shares - Before Taxes                        18.62%         6.09%
-------------------------------------------------------------------------
Class C shares - Before Taxes*                       21.23%         6.92%
-------------------------------------------------------------------------
Class R shares - Before Taxes(3)                     23.73%         7.53%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    24.57%         8.41%
-------------------------------------------------------------------------
S&P 500 Index(4)                                     28.70%       -19.95%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 28, 2001.

3 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

4 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund depending on the class you select.

                                                                  Institutional
Shareholder Fees(1)                                                  Service
(paid directly from       Class A   Class B   Class C   Class R       Class
your investment)           shares    shares    shares    shares       shares
--------------------------------------------------------------------------------
Maximum Sales
Charge (Load) imposed
on purchases
(as a percentage of
offering price)           5.75%(2)     None      None       None           None
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)   None(3)  5.00%(4)  1.00%(5)      None           None
--------------------------------------------------------------------------------
Redemption/Exchange
Fee (as percentage of
amount redeemed or
exchanged)(6)                2.00%     2.00%     2.00%     2.00%           2.00%
--------------------------------------------------------------------------------
Annual Fund                                                       Institutional
Operating Expenses                                                   Service
(deducted from            Class A   Class B   Class C   Class R       Class
from Fund assets)          shares    shares    shares    shares       shares
--------------------------------------------------------------------------------
Management Fees              0.90%     0.90%     0.90%     0.90%           0.90%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees         0.25%     1.00%     1.00%  0.40%(7)           None
--------------------------------------------------------------------------------
Other Expenses               2.27%     2.27%     2.27%     2.47%           2.45%
================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES           3.42%     4.17%     4.17%     3.77%           3.35%
--------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                1.97%     1.97%     1.97%     1.97%           1.97%
--------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(8)           1.45%     2.20%     2.20%     1.80%           1.38%
--------------------------------------------------------------------------------

FUND SUMMARIES - GARTMORE NATIONWIDE LEADERS FUND

================================================================================


---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales Charges-Class A shares" on page 20.

3 A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 26.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.20% for each Class at least through February 28, 2005. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A, 1.95% for Class R and 1.55% for Institutional Service Class shares before GMF would be required to further limit the Fund's expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A Shares*        $   714  $  1,392  $  2,092  $   3,940
-------------------------------------------------------------
Class B Shares         $   723  $  1,388  $  2,166  $   3,995
-------------------------------------------------------------
Class C Shares         $   323  $  1,088  $  1,966  $   4,228
-------------------------------------------------------------
Class R Shares         $   183  $    971  $  1,778  $   3,884
-------------------------------------------------------------
Institutional Service
Class Shares           $   140  $    846  $  1,575  $   3,507

You would pay the following expenses on the same investment if you did not sell your shares**:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares         $   223  $  1,088  $  1,966  $   3,995
-------------------------------------------------------------
Class C shares         $   223  $  1,088  $  1,966  $   4,228

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term growth.

U.S. GROWTH LEADERS

A U.S. Growth Leader is defined as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. The rationale for investing in U.S. Growth Leaders arises from the expectation that these companies, which will demonstrate high growth potential, will dominate their respective industries due to their reputation of having quality management and superior products and services. A company is considered to be a U.S. company if it is organized under the laws of the U.S., has a principal place of business in the U.S. or its stock is traded primarily in the U.S.

MARKET CAPITALIZATION

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of U.S. Growth Leaders. The portfolio managers generally intend to be fully invested in these securities. The Fund's portfolio managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of larger capitalization companies.

Because the Fund is nondiversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund will primarily invest in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalizations of companies in the S&P 500 Index. The Fund may also invest in indexed/structured securities.

The Fund's portfolio manager usually will sell portfolio securities if:

- It is unlikely earnings expectations will be met.
- The price of the security is or becomes overvalued.
- The outlook for a company's earnings growth becomes less attractive.
- More favorable opportunities are identified.

The Fund will invest 25% or more of its total assets in a group of companies in software and related technology industries.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. The portfolio managers participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio managers believe that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 20 to 30 stocks, this risk may be increased.

CONCENTRATION RISK. The Fund invests 25% or more of its total assets in a group of companies in software and related technology industries. This ability to invest in a more concentrated range of securities than

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND

================================================================================


other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. In addition to these general risk factors, the Fund may be especially susceptible to factors affecting software and other technology-related sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

PORTFOLIO TURNOVER RISK. The portfolio managers engage in active and frequent trading of all or part of the securities of the Fund if they believe that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 14.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:    34.03%     4th qtr of 2001
Worst Quarter:  -32.08%     1st qtr of 2001

---------------
* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                Since
Average annual returns-as of December 31, 2003(1)   1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                        45.08%        -5.19%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        45.08%        -5.69%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares                                  29.30%        -4.66%(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                        47.70%        -5.02%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)*                    50.39%        -4.34%
-------------------------------------------------------------------------
Class R shares - Before Taxes(4)                     52.70%        -4.23%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    53.80%        -3.29%
-------------------------------------------------------------------------
S&P 500 Index(5)                                     28.70%        -5.96%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on June 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns until the creation of Class C shares (3/1/01) and Class R shares (10/1/03) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect he differing levels of other fees (primarily Rule 12b-1 and administrative services fees0 applicable to such classes.

5 The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund depending on the class you select.

                                                                     Institutional
Shareholder Fees(1)                                                     Service
(paid directly from          Class A   Class B   Class C   Class R       Class
your investment)              shares    shares    shares    shares       shares
-----------------------------------------------------------------------------------
Maximum Sales
Charge (Load) imposed
on purchases (as a
percentage
of offering price)           5.75%(2)      None      1.00%     None           None
-----------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)      None(3)   5.00%(4)  1.00%(5)     None           None
-----------------------------------------------------------------------------------
Redemption/Exchange
Fee (as percentage of
amount redeemed
or exchanged)(6)                2.00%     2.00%     2.00%     2.00%           2.00%
-----------------------------------------------------------------------------------
Annual Fund                                                           Institutional
Operating Expenses                                                       Service
(deducted from               Class A   Class B   Class C   Class R        Class
from Fund assets)             shares    shares    shares    shares        shares
-----------------------------------------------------------------------------------
Management Fees(7)              0.94%     0.94%     0.94%     0.94%           0.94%
-----------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees            0.25%     1.00%     1.00%  0.40%(8)           None
-----------------------------------------------------------------------------------
Other Expenses                  1.24%     1.21%     1.21%     1.41%           1.40%
-----------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES              2.43%     3.15%     3.15%     2.75%           2.34%
-----------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                   0.85%     0.85%     0.85%     0.85%           0.85%
-----------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(9)              1.58%     2.30%     2.30%     1.90%           1.49%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front end Sales Charges-Class A and Class C shares" on page 20.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23, and "Buying, Selling and Exchanging Fund Shares- Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 23.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares- Excessive Exchange Activity" on page 26.

7 The management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund, see the section entitled "Management" on page 16.

8 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

9 GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.30% for each Class at least through February 28, 2005. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses (After Waiver/Reimbursement)" could increase to 1.80% for Class A, 2.05% for Class R and 1.55% for Institutional Service Class shares before GMF would be required to further limit the Fund's expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES - GARTMORE U.S. GROWTH LEADERS FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   726  $  1,212  $  1,724  $   3,121
-------------------------------------------------------------
Class B shares         $   733  $  1,192  $  1,776  $   3,153
-------------------------------------------------------------
Class C shares         $   333  $    892  $  1,576  $   3,399
-------------------------------------------------------------
Class R shares         $   193  $    773  $  1,379  $   3,018
-------------------------------------------------------------
Institutional Service  $   152  $    649  $  1,173  $   2,611
Class shares

You would pay the following expenses on the same investment if you did not sell your shares**:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares         $   233  $    892  $  1,576  $   3,153
-------------------------------------------------------------
Class C shares         $   233  $    892  $  1,576  $   3,399

---------------
* Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP") as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities of companies throughout the world, including the U.S. Some of the companies will be multi-national companies operating throughout the world, while others will be located in, and tied economically primarily to, one country. Under normal conditions, the Fund will be invested in securities from at least three different countries.

A "WORLDWIDE LEADER" is a company located anywhere in the world that, based on GGP's assessment, is well positioned to take advantage of growth opportunities in its industry. The "worldwide leaders," in which the Fund invests include equity securities of both companies that GGP believes offer long-term, strategic growth opportunities because of their strong competitive advantage within key growth segments and companies that GGP believes offer short-term tactical opportunities based on current circumstances. GGP varies the combination of securities chosen for the Fund based on market conditions and the opportunities available.

GGP chooses equity securities of companies that it considers to be "worldwide leaders." Specifically, through its research process, GGP looks to evaluate which industries offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which the Fund's securities are traded.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

GGP primarily invests in equity securities, which may include common stocks, equity interests in investment funds or trusts, warrants and depositary receipts for any of the foregoing. The Fund may utilize derivatives, primarily futures and options, for efficient portfolio management.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences, if it believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND

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MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return. Since this Fund normally uses a core portfolio of approximately 30 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities of the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 14.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that certain time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES* (YEARS ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:     19.71%     2nd qtr of 2003
Worst Quarter:   -18.41%     3rd qtr of 2002

---------------
* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns-                                             Since
as of December 31, 2003(1)                          1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                        28.72%       -10.75%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        28.72%       -10.75%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                   18.67%     -8.94%(3)
-------------------------------------------------------------------------
Class B shares - Before Taxes                        30.56%       -10.61%
-------------------------------------------------------------------------
Class C shares - Before Taxes(4)*                    33.10%        -9.95%
-------------------------------------------------------------------------
Class R shares - Before Taxes(4)                     35.56%        -9.79%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    36.75%        -8.89%
-------------------------------------------------------------------------
Morgan Stanley Capital World Index(5)                40.01%        -4.10%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on August 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns until the creation of Class C shares (3/1/01) and Class R shares (10/1/03) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect he differing levels of other fees (primarily Rule 12b-1 and administrative services fees0 applicable to such classes.

5 The Morgan Stanley Capital International ("MSCI") World Index-an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East-gives a broad look at how the stock prices of these companies have performed. Unlike mutual

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

                                                                              11

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND

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     funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

                                                                  Institutional
Shareholder Fees(1)                                                  Service
(paid directly from       Class A   Class B   Class C   Class R       Class
your investment)           shares    shares    shares    shares       shares
--------------------------------------------------------------------------------
Maximum Sales
Charge (Load) imposed
on purchases (as a
percentage
of offering price)        5.75%(2)     None       None      None           None
--------------------------------------------------------------------------------
Maximum Deferred
Sale Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)   None(3)   5.00%(4)  1.00%(5)     None           None
--------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage of
amount redeemed or
exchanged)(6)                2.00%     2.00%     2.00%     2.00%           2.00%
--------------------------------------------------------------------------------
Annual Fund                                                       Institutional
Operating Expenses                                                   Service
(deducted from            Class A   Class B   Class C   Class R       Class
from Fund assets)         shares    shares    shares    shares        shares
--------------------------------------------------------------------------------
Management Fees              1.00%     1.00%     1.00%     1.00%           1.00%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees         0.25%     1.00%     1.00%  0.40%(7)           None
--------------------------------------------------------------------------------
Other Expenses               1.06%     1.03%     1.03%     1.23%           1.10%
================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES           2.31%     3.03%     3.03%     2.63%           2.10%
--------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                0.63%     0.63%     0.63%     0.63%           0.63%
--------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVER/
REIMBURSEMENTS)(8)           1.68%     2.40%     2.40%     2.00%           1.47%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales Charges-Class A shares" on page 20.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 22 and, "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 20.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 23.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 23.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Redemption Fees" on page 24 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 26.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GGAMT and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.40% for each Class at least through February 28, 2005. If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses" (After Waivers/Reimbursements) could increase to 1.90% for Class A, 2.40% for Class B and Class C, 2.05% for Class R and 1.65% for Institutional Service Class shares before GGAMT would be required to further limit the Fund's expenses. The Trust is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES - GARTMORE WORLDWIDE LEADERS FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   736  $  1,198  $  1,685  $   3,023
-------------------------------------------------------------
Class B Shares         $   743  $  1,177  $  1,736  $   3,054
-------------------------------------------------------------
Class C Shares         $   343  $    877  $  1,536  $   3,302
-------------------------------------------------------------
Class R Shares`        $   203  $    758  $  1,339  $   2,917
-------------------------------------------------------------
Institutional Service
Class Shares           $   150  $    597  $  1,071  $   2,381

You would pay the following expenses on the same investment if you did not sell your shares**:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B Shares         $   243  $    877  $  1,536  $   3,054
-------------------------------------------------------------
Class C Shares         $   243  $    877  $  1,536  $   3,302

---------------
* Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

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PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. (Nationwide Leaders, U.S. Growth Leaders) Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS. (WORLDWIDE LEADERS) A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

DEPOSITARY RECEIPTS. (WORLDWIDE LEADERS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the underlying securities of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

REITS. (WORLDWIDE LEADERS) The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

PRINCIPAL RISKS

FOREIGN RISK. (WORLDWIDE LEADERS) Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it diffi-

MORE ABOUT THE FUNDS

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     cult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often may be higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of the Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

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INVESTMENT ADVISER-GARTMORE NATIONWIDE LEADERS FUND AND GARTMORE U.S. GROWTH LEADERS FUND

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of both the Gartmore U.S. Leaders Fund's and the Gartmore U.S. Growth Leaders Fund's assets and supervises the daily business affairs of such Fund. GMF was organized in 1999, and advises mutual funds. As of Jnauary 31, 2004, GMF and its U.S. affiliates had approximately $38.2 billion in assets under management, of which $21.7 billion was managed by GMF.

The Gartmore Nationwide Leaders Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 2003- expressed as a percentage of the Fund's average net assets and not taking into account any applicable waivers was 0.90%.

The Gartmore U.S. Growth Leaders Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

Assets                      Min Fee     Base Fee     Max Fee
------------------------------------------------------------
up to $500 million            0.68%        0.90%       1.12%
------------------------------------------------------------
$500 million-$2 billion       0.62%        0.80%       0.98%
------------------------------------------------------------
$2 billion or more            0.59%        0.75%       0.91%

The total management fee paid by the Fund for the fiscal year ended October 31, 2003-expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers-was ___%.

PORTFOLIO MANAGER-GARTMORE NATIONWIDE LEADERS FUND

Simon Melluish is the portfolio manager of the Fund. As portfolio manager, Mr. Melluish is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund.

PORTFOLIO MANAGERS-GARTMORE U.S. GROWTH LEADERS FUND

Christopher Baggini, senior portfolio manager and Doug Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Burtnick [Gartmore to provide].

INVESTMENT ADVISER-GARTMORE WORLDWIDE LEADERS FUND

Gartmore Global Asset Management Trust ("GGAMT"), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Gartmore Worldwide Leaders Fund. GGAMT was organized in July 2000, and advises mutual funds and other institutional accounts. As of January 31, 2004, GGAMT and its U.S. affiliates had approximately $38.2 billion in assets under management, of which $392.6 million was managed by GGAMT.

The Fund pays GGAMT an annual management fee, which is based on the Fund's average daily net assets. The total management fee (including fees paid to subadvisers) paid by the Fund for the fiscal year ended October 31, 2003-expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers-was 1.00%.

SUBADVISER-GARTMORE WORLDWIDE LEADERS FUND

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is the subadviser to the Gartmore Worldwide Leaders Fund. Subject to the supervision of GGAMT and the Trustees, GGP manages the Gartmore Worldwide Leaders Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Gartmore Worldwide Leaders Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance

MANAGEMENT

================================================================================


Company's asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates have over $90.1 billion in net assets under management as of December 31, 2003, of which $1.1 billion is managed by GGP.

Out of its management fee, GGAMT paid GGP an annual subadvisory fee for the fiscal year ended October 31, 2003-expressed as a percentage of the Fund's average daily net assets-of 0.50%.

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM

Neil Rogan is the leader of the portfolio management team responsible for day-to-day management of the Gartmore Worldwide Leaders Fund. He also manages the Gartmore GVIT Worldwide Leaders Fund and other investment companies not offered in the U.S. Mr. Rogan joined Gartmore Investment Management plc, an affiliate of GGP, as head of Asia Pacific Equities in September 1997. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, US and Global Equities management teams. In January 2001 Mr. Rogan undertook responsibility for the Global Equity Team. Prior to joining Gartmore, Mr. Rogan worked for Touche Remnant, where he specialized in Pacific & Emerging Markets (1982-1985), Flemings in London, where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992) and Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997). Mr. Rogan is also an associate member of the UK Society of Investment Professionals.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors, Class R and Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

- Class A shares

Contingent Deferred Sales Charge (CDSC)1:

- Class B shares if you sell your shares within six years of purchase
- Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R or Institutional Service Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                            Class B shares                              Class C shares
-------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so your full     No front-end sales charge, so your full
portion of your initial investment goes   investment immediately goes toward          investment immediately goes toward
toward the sales charge, and is           buying shares                               buying shares
not invested
-------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales       No reductions of the CDSC available,        Like Class B shares, no reductions of the
charge available                          but waivers available                       CDSC are available, but waivers of
                                                                                      CDSC are available
-------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and           Higher distribution and service fees than   Higher distribution and service fees than
Class C shares mean higher dividends      Class A shares mean higher fund             Class A shares mean higher fund expenses
per share                                 expenses and lower dividends per share      and lower dividends per share
-------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable    After seven years, Class B shares convert   Unlike Class B shares, Class C shares
                                          into Class A shares, which reduces your     do not automatically convert into
                                          future fund expenses                        another class
-------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are           CDSC if shares are sold within six years:   CDSC of 1% is applicable if shares are
sold back to a Fund(1)                    5% in the first year, 4% in the second,     sold in 3% the first year after
                                          in the third and fourth years, 2% in the    purchase
                                          fifth, and 1% in the sixth year
-------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit               Investments of $100,000 or more may be      Investments of $1,000,000 or more may be
                                          rejected(2)                                 rejected(2)

---------------
1    A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

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For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B, Class C or Class R shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Service Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

- retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A or Institutional Service Class of any of the Funds, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

- New Year's Day
- Martin Luther King, Jr. Day
- Presidents' Day

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange is not open.

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)                                   $2,000
----------------------------------------------------------------------
To open an IRA account (per Fund)                               $1,000
----------------------------------------------------------------------
Additional investments (per Fund)                                 $100
----------------------------------------------------------------------
To start an Automatic Asset Accumulation
Plan                                                            $1,000
----------------------------------------------------------------------
Additional Automatic Asset Accumulation
Plan per transaction                                               $50
----------------------------------------------------------------------
MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)                                  $50,000
----------------------------------------------------------------------
Additional investments                                            None
----------------------------------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES              Sales Charge            Dealer
                             as % of             Commission
                      -------------------------
                                    Amount as       % of
                      Offering      Invested      Offering
Amount of purchase      Price    (approximately)    Price
-----------------------------------------------------------
Less than $50,000        5.75%            6.10%      5.00%
-----------------------------------------------------------
50,000 to $99,999        4.75             4.99       4.00
-----------------------------------------------------------
100,000 to $249,999      3.50             3.63       3.00
-----------------------------------------------------------
250,000 to $499,999      2.50             2.56       2.00
-----------------------------------------------------------
500,000 to $999,999      2.00             2.04       1.75
-----------------------------------------------------------
1 million or more        None             None       None*
-----------------------------------------------------------

* Dealer may be eligible for a finder's fee as disclosed below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus
Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC)

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables show
     ---------------------------------------------
     how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the same
     -----------------------
     address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13- month
     --------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13- month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
-    Retirement Plans.
- Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    Any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other dis-

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


tributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or after an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net

BUYING, SELLING AND EXCHANGING FUND SHARES

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assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares, (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of       $1 million      $4 million     $25 million
Purchase to     $3,999,999    to $24,999,999     or more
-----------------------------------------------------------
Amount of CDSC        1.00%             0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 7012 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

BUYING, SELLING AND EXCHANGING FUND SHARES

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HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes- Selling and Exchanging Fund Shares" on page 29

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Class R shares should contact Customer Service at 1-800-848- 0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally as of 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

BUYING, SELLING AND EXCHANGING FUND SHARES

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THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, Class B or Class C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class                            As a % of daily net assets
-------------------------------------------------------------------------
Class A shares                        0.25% (distribution or service fee)
-------------------------------------------------------------------------
Class B shares                        1.00% (0.25% service fee)
-------------------------------------------------------------------------
Class C shares                        1.00% (0.25% service fee)
-------------------------------------------------------------------------
Class R shares                        0.50% (0.25%
                                      of which may be either a
                                      distribution or service fee)

Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 29.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class D shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within the Gartmore Funds (including a Fund) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 22 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION  FEES

The Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE  FEES

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore Funds (including the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                                Exchange Fee
Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Focus Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Financial Services Fund . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore International Growth Fund . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Long-Short Equity Plus Fund . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . . . . 1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . . . . 1.50%
Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . . . .1.50%
Gartmore Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . . .1.50%
Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . . . .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's redemption or exchange fee. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares sold or exchanged under regularly scheduled withdrawal plans
-    Shares purchased through reinvested dividends or capital gains
- Shares sold following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
- Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 years and other required distributions form retirement accounts

Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                   1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002 and 2003 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which is available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE NATIONWIDE LEADERS FUND

                                                        Investment Activities                 Distributions
                                                                  Net
                                                                Realized
                                                                  and
                                        Net                    Unrealized                                         Net
                                       Asset         Net         Gains         Total                             Asset
                                       Value,    Investment     (Losses)       from          Net       Total    Value,
                                     Beginning     Income          on       Investment   Investment   Distri-   End of
                                     of Period     (Loss)     Investments   Activities     Income     butions   Period
=======================================================================================================================
Class A Shares
Period Ended October 31, 2002 (d)    $    10.00        0.02         (0.55)       (0.53)       (0.01)    (0.01)  $  9.46
Year Ended October 31, 2003          $     9.46           -          1.98         1.98        (0.04)    (0.04)  $ 11.40

Class B Shares
Period Ended October 31, 2002 (d)    $    10.00       (0.05)        (0.55)       (0.60)           -         -   $  9.40
Year Ended October 31, 2003          $     9.40       (0.09)         1.97         1.88        (0.01)    (0.01)  $ 11.27

Class C Shares
Period Ended October 31, 2002 (d)    $    10.00       (0.05)        (0.55)       (0.60)           -         -   $  9.40
Year Ended October 31, 2003          $     9.40       (0.08)         1.96         1.88        (0.01)    (0.01)  $ 11.27

Class R Shares
Period Ended October 31, 2003 (e)    $    10.98       (0.01)         0.31          0.3            -         -   $ 11.28

Institutional Service Class Shares
Period Ended October 31, 2002 (d)    $    10.00        0.03         (0.55)       (0.52)       (0.01)    (0.01)  $  9.47
Year Ended October 31, 2003          $     9.47                      1.99         1.99        (0.04)    (0.04)  $ 11.42

                                                                              Ratios / Supplemental Data

                                                                        Ratio of                        Ratio of
                                                                           Net                         Investment
                                                    Net     Ratio of   Investment    Ratio of Net        Income
                                                   Assets   Expenses     Income        Expenses          (Loss)
                                                   at End      to        (Loss)        (Prior to        (Prior to
                                        Total        of      Average   to Average   Reimbursements)  Reimbursements)  Portfolio
                                       Return      Period      Net         Net        to Average       to Average      Turnover
                                         (a)       (000s)    Assets      Assets     Net Assets (b)   Net Assets (b)      (c)
================================================================================================================================
Class A Shares
Period Ended October 31, 2002 (d)    (5.34%) (f)  $    891  1.45% (g)    0.23% (g)        4.93% (g)      (3.25%) (g)      60.54%
Year Ended October 31, 2003               20.97%     1,351      1.45%      (0.04%)            3.23%          (1.82%)     196.86%

Class B Shares
Period Ended October 31, 2002 (d)    (6.00%) (f)  $    317  2.20% (g)  (0.58%) (g)        5.78% (g)      (4.16%) (g)      60.54%
Year Ended October 31, 2003               20.08%  $    350      2.20%      (0.74%)            4.11%          (2.65%)     196.86%

Class C Shares
Period Ended October 31, 2002 (d)    (6.00%) (f)  $    243  2.21% (g)  (0.60%) (g)        5.80% (g)      (4.19%) (g)      60.54%
Year Ended October 31, 2003               20.08%  $    358      2.20%      (0.82%)            3.95%          (2.57%)     196.86%

Class R Shares
Period Ended October 31, 2003 (e)      2.73% (f)  $      1  1.80% (g)  (1.11%) (g)        1.90% (g)      (1.21%) (g)     196.86%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)    (5.23%) (f)  $    778  1.32% (g)    0.39% (g)        4.74% (g)      (3.03%) (g)      60.54%
Year Ended October 31, 2003               21.10%     1,395      1.38%        0.01%            3.06%          (1.67%)     196.86%

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $ 10.11 per share for all classes which resulted in returns of (6.37%), (7.02%), (7.02%) and (6.26%) for Class A shares, Class B shares, Class C shares and Institutional Service Class shares, respectively.
(e)  For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE U.S. GROWTH LEADERS FUND

                                                         Investment Activities              Distributions

                                                                   Net
                                        Net                   Realized and                                       Net
                                       Asset         Net       Unrealized       Total                           Asset
                                       Value,    Investment       Gains         from         Net      Total    Value,
                                     Beginning     Income      (Losses) on   Investment   Realized   Distri-   End of
                                     of Period     (Loss)      Investments   Activities     Gains    butions   Period
======================================================================================================================
Class A Shares
Period Ended October 31, 2000 (d)    $    10.00       (0.01)          1.65         1.64          -         -   $ 11.64
Year Ended October 31, 2001          $    11.64       (0.08)         (5.13)       (5.21)     (0.41)    (0.41)  $  6.02
Year Ended October 31, 2002          $     6.02       (0.07)         (0.46)       (0.53)         -         -   $  5.49
Year Ended October 31, 2003          $     5.49       (0.03)          2.76         2.73          -         -   $  8.22

Class B Shares
Period Ended October 31, 2000 (d)    $    10.00       (0.03)          1.65         1.62          -         -   $ 11.62
Year Ended October 31, 2001          $    11.62       (0.11)         (5.14)       (5.25)     (0.41)    (0.41)  $  5.96
Year Ended October 31, 2002          $     5.96       (0.12)         (0.44)       (0.56)         -         -   $  5.40
Year Ended October 31, 2003 (f)      $     5.40       (0.11)          2.74         2.63          -         -   $  8.03

Class C Shares
Period Ended October 31, 2001 (e)    $     6.45       (0.04)         (0.41)       (0.45)         -         -   $  6.00
Year Ended October 31, 2002 (f)      $     6.00       (0.12)         (0.44)       (0.56)         -         -   $  5.44
Year Ended October 31, 2003 (f)      $     5.44       (0.13)          2.77         2.64          -         -   $  8.08

Class R Shares
Period Ended October 31, 2003 (g)    $     7.49       (0.01)          0.56         0.55          -         -   $  8.04

Institutional Service Class Shares
Period Ended October 31, 2000 (d)    $    10.00           -           1.66         1.66          -         -   $ 11.66
Year Ended October 31, 2001          $    11.66       (0.06)         (5.13)       (5.19)     (0.41)    (0.41)  $  6.06
Year Ended October 31, 2002 (f)      $     6.06       (0.06)         (0.46)       (0.52)         -         -   $  5.54
Year Ended October 31, 2003          $     5.54       (0.03)          2.80         2.77          -         -   $  8.31

                                                                                Ratios / Supplemental Data

                                                                                                        Ratio of Net
                                                                       Ratio of Net                      Investment
                                                    Net     Ratio of    Investment       Ratio of          Income
                                                   Assets   Expenses      Income         Expenses          (Loss)
                                                   at End      to         (Loss)         (Prior to        (Prior to
                                        Total        of      Average    to Average    Reimbursements)  Reimbursements)  Portfolio
                                       Return      Period      Net          Net         to Average       to Average      Turnover
                                         (a)       (000s)    Assets       Assets      Net Assets (b)   Net Assets (b)      (c)
==================================================================================================================================
Class A Shares
Period Ended October 31, 2000 (d)     16.40% (h)     1,411  1.20% (i)    (0.30%) (i)        8.29% (i)      (7.39%) (i)     124.62%
Year Ended October 31, 2001             (45.81%)     1,195      1.60%        (1.04%)            7.91%          (7.35%)     944.67%
Year Ended October 31, 2002              (8.80%)     1,356      1.57%        (1.20%)            3.04%          (2.67%)     773.95%
Year Ended October 31, 2003               49.73%     8,714      1.59%        (1.02%)            2.10%          (1.54%)     637.45%

Class B Shares
Period Ended October 31, 2000 (d)     16.20% (h)  $    804  1.70% (i)    (0.83%) (i)        9.20% (i)      (8.33%) (i)     124.62%
Year Ended October 31, 2001             (46.25%)  $    772      2.20%        (1.66%)            8.84%          (8.30%)     944.67%
Year Ended October 31, 2002              (9.40%)  $    719      2.26%        (1.89%)            3.88%          (3.51%)     773.95%
Year Ended October 31, 2003 (f)           48.70%     2,023      2.30%        (1.72%)            2.96%          (2.38%)     637.45%

Class C Shares
Period Ended October 31, 2001 (e)    (6.98%) (h)  $      9  2.20% (i)    (1.77%) (i)        9.87% (i)      (9.44%) (i)     944.67%
Year Ended October 31, 2002 (f)          (9.33%)  $     16      2.27%        (1.89%)            3.69%          (3.31%)     773.95%
Year Ended October 31, 2003 (f)           48.53%     1,606      2.30%        (1.76%)            2.60%          (2.07%)     637.45%

Class R Shares
Period Ended October 31, 2003 (g)      7.34% (h)  $      1  1.90% (i)    (1.64%) (i)        2.00% (i)      (1.74%) (i)     637.45%

Institutional Service Class Shares
Period Ended October 31, 2000 (d)     16.60% (h)  $    777  0.75% (i)      0.12% (i)        8.14% (i)      (7.27%) (i)     124.62%
Year Ended October 31, 2001             (45.55%)  $    449      1.30%        (0.75%)            7.39%          (6.84%)     944.67%
Year Ended October 31, 2002 (f)          (8.58%)  $    853      1.32%        (0.95%)            2.52%          (2.15%)     773.95%
Year Ended October 31, 2003               50.00%     6,563      1.50%        (0.94%)            2.00%          (1.44%)     637.45%

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Net investment income (loss) is based on average shares outstanding during the period.
(g)  For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not annualized.
(i)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE NATIONWIDE LEADERS FUND

                                                         Investment Activities

                                                                   Net                                                Net
                                        Net                   Realized and                                           Assets
                                       Asset         Net       Unrealized       Total     Net Asset                  at End
                                       Value,    Investment       Gains         from        Value,       Total         of
                                     Beginning     Income      (Losses) on   Investment     End of       Return      Period
                                     of Period     (Loss)      Investments   Activities     Period        (a)        (000s)
============================================================================================================================
Class A Shares
Period Ended October 31, 2000 (d)    $    10.00           -          (0.88)       (0.88)  $     9.12   (8.80%) (g)  $  1,542
Year Ended October 31, 2001          $     9.12       (0.01)         (2.85)       (2.86)  $     6.26      (31.36%)  $  1,096
Year Ended October 31, 2002          $     6.26           -          (0.76)       (0.76)  $     5.50      (12.14%)  $  1,046
Year Ended October 31, 2003          $     5.50       (0.02)          1.53         1.51   $     7.01       27.45%   $ 34,889

Class B Shares
Period Ended October 31, 2000 (d)    $    10.00           -          (0.89)       (0.89)  $     9.11   (8.90%) (g)  $  1,519
Year Ended October 31, 2001          $     9.11       (0.06)         (2.85)       (2.91)  $     6.20      (31.94%)  $  1,051
Year Ended October 31, 2002          $     6.20       (0.04)         (0.75)       (0.79)  $     5.41      (12.74%)  $    936
Year Ended October 31, 2003 (e)      $     5.41       (0.04)          1.48         1.44   $     6.85       26.62%   $     96

Class C Shares
Period Ended October 31, 2001 (f)    $     7.77       (0.02)         (1.52)       (1.54)  $     6.23  (19.82%) (g)  $     20
Year Ended October 31, 2002          $     6.23       (0.04)         (0.75)       (0.79)  $     5.44      (12.68%)  $     19
Year Ended October 31, 2003          $     5.44       (0.06)          1.51         1.45   $     6.89       26.65%   $     19

Class R Shares
Period Ended October 31, 2003 (j)    $     6.55       (0.01)          0.32         0.31   $     6.86     4.73% (g)  $      1

Institutional Service Class Shares
Period Ended October 31, 2000 (d)    $    10.00        0.01          (0.89)       (0.88)  $     9.12   (8.80%) (g)  $  1,521
Year Ended October 31, 2001          $     9.12        0.01          (2.84)       (2.83)  $     6.29      (31.03%)  $  1,048
Year Ended October 31, 2002          $     6.29        0.01          (0.76)       (0.75)  $     5.54      (11.92%)  $  1,133
Year Ended October 31, 2003          $     5.54           -           1.54         1.54   $     7.08       27.80%   $  1,400

                                                     Ratios / Supplemental Data

                                                                                 Ratio of Net
                                                   Ratio of                       Investment
                                                      Net         Ratio of          Income
                                      Ratio of    Investment      Expenses          (Loss)
                                      Expenses      Income        (Prior to        (Prior to
                                     to Average     (Loss)     Reimbursements)  Reimbursements)  Portfolio
                                         Net          Net        to Average       to Average      Turnover
                                       Assets       Assets     Net Assets (b)   Net Assets (b)      (c)
===========================================================================================================
Class A Shares
Period Ended October 31, 2000 (d)      1.68% (h)    0.05% (h)        6.74% (h)      (5.01%) (h)      21.59%
Year Ended October 31, 2001                1.75%      (0.19%)            5.71%          (4.15%)      34.57%
Year Ended October 31, 2002                1.69%      (0.03%)            2.60%          (0.94%)     467.35%
Year Ended October 31, 2003                1.67%      (0.47%)              (i)              (i)     689.06%

Class B Shares
Period Ended October 31, 2000 (d)      2.26% (h)  (0.53%) (h)        7.47% (h)      (5.74%) (h)      21.59%
Year Ended October 31, 2001                2.35%      (0.78%)            6.47%          (4.90%)      34.57%
Year Ended October 31, 2002                2.39%      (0.72%)            3.36%          (1.69%)     467.35%
Year Ended October 31, 2003 (e)            2.39%      (0.72%)              (i)              (i)     689.06%

Class C Shares
Period Ended October 31, 2001 (f)      2.35% (h)  (1.04%) (h)        7.40% (h)      (6.09%) (h)      34.57%
Year Ended October 31, 2002                2.39%      (0.71%)            3.41%          (1.73%)     467.35%
Year Ended October 31, 2003                2.38%      (0.84%)              (i)              (i)     689.06%

Class R Shares
Period Ended October 31, 2003 (j)      1.87% (h)  (1.05%) (h)            1.97%          (1.15%)     689.06%

Institutional Service Class Shares
Period Ended October 31, 2000 (d)      1.36% (h)    0.37% (h)        6.45% (h)      (4.72%) (h)      21.59%
Year Ended October 31, 2001                1.42%        0.13%            5.44%          (3.89%)      34.57%
Year Ended October 31, 2002                1.42%        0.25%            2.34%          (0.67%)     467.35%
Year Ended October 31, 2003                1.46%        0.12%              (i)              (i)     689.06%

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e)  Net investment income (loss) is based on average shares outstanding during the period.
(f)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not annualized.
(h)  Annualized.
(i)  There were no fee reductions during in this period.
(j)  For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495                                                          GG-_____ 3/04

--------------------------------------------------------------------------------
CONCEPT Series

Gartmore Micro Cap Equity Fund

Gartmore Millennium Growth Fund

Gartmore Value Opportunities Fund

Gartmore High Yield Bond Fund


     GARTMORE
          FUNDS
                                                           WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

     PROSPECTUS

     March 1, 2004


                                [GRAPHIC OMITTED]





Look BEYOND(SM).


Gartmore
                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . 3
Gartmore Micro Cap Equity Fund
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund
Gartmore High Yield Bond Fund

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . .19
Principal Investments and Techniques
Principal Risks
Temporary Investments

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .23
Investment Adviser
Subadviser for the Gartmore Value Opportunities Fund

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . .24
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . .34
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . .36

ADDITIONAL INFORMATION . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about four funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 19. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Funds offered in this prospectus use investment strategies that may present substantially higher risks and greater volatility than most mutual funds. The Funds are not appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Micro Cap Equity Fund

- Class A
- Class B
- Class C
- Class R
- Institutional Service Class
- Institutional Class

Gartmore Millennium Growth Fund

- Class A
- Class B
- Class C
- Class D
- Class R
- Institutional Service Class

Gartmore Value Opportunities Fund

- Class A
- Class B
- Class C
- Class R
- Institutional Service Class

Gartmore High Yield Bond Fund

- Class A
- Class B
- Class C
- Class R
- Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page 24.

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

To achieve its objective, the Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Micro-capitalization companies are companies having a market capitalization within the range of the companies included in the Wilshire Micro-Cap Index (micro-capitalization companies). As of January 30, 2004, the last date of rebalancing, such capitalizations were approximately $675 million or less, considerably less than the market capitalization of typical S&P 500 companies. This range may fluctuate depending on changes in the value of the stock market as a whole. The Fund is not obligated to sell a security that has appreciated beyond the micro-capitalization range, but it will typically do so.

The Fund focuses on undiscovered, small-sized, emerging growth companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Development of new products, technologies or markets;
-    High quality balance sheet;
-    Above average earnings growth;
-    Attractive valuation; and
-    Strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund typically invests in securities issued by approximately 50- 100 companies with 1-2% of the Fund's net assets in each security.

The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

-    Change in company fundamentals from the time of original investment;
- When valuation measures deteriorate to where other attractive stocks are available more cheaply;
-    Financial stability weakens;
-    Management's actions not in the shareholders' best interests; and
- When market capitalization reaches twice portfolio buying range (i.e. the maximum is currently approximately $1.2 billion).

The Fund may also invest up to, but not more than, 20% of its net assets in equity securities of larger capitalization companies.

The Fund may invest without limit in initial public offerings ("IPOs") of micro-capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

The Fund's investment adviser may consider whether or not to close the Fund to new investors and to existing shareholders (other than through reinvestments of dividends and distributions) when the total value of the securities in micro-capitalization companies managed by the investment adviser in the Fund and in any other fund or account approaches $300 million. You will receive advance notice of any decision to close the Fund to new investors and/or to existing shareholders.

The Fund also reserves the right to reopen to investors at any time should it decide to so close.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MICRO-CAPITALIZATION RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in micro-

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


capitalization companies and therefore is subject to the risks associated with very small companies. The Fund's investments in micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies. These companies also have a greater risk that they will not succeed and may ultimately fail.

IPO RISK. The Fund may also purchase securities of companies in IPOs. An IPO is a company's first offering of stock to the public. The prices of securities purchased in IPOs can be very volatile and carry high transaction costs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. The Fund may lose all or a portion of its investment in an IPO. Investing in an IPO can have a magnified impact on performance, especially if the Fund has a relatively small asset base. However, if the Fund's asset base increases, IPOs may have a diminished effect on the Fund's performance.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on micro-capitalization, growthstyle stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN - CLASS A SHARES* (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

Best Quarter:   32.64%   2nd qtr. of 2003
Worst Quarter:   0.22%   1st qtr. of 2003

---------------

* This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


Average annual returns1                                           Since
as of December 31, 2003                            1 year  Inception(2)
-----------------------------------------------------------------------
Class A shares - Before Taxes                      82.04%        39.38%
Class A shares - After Taxes on Distributions      82.04%        39.38%
Class A shares - After Taxes on Distributions      53.32%        33.86%
and Sale of Shares
Class B shares - Before Taxes                      86.59%        41.59%
Class C shares - Before Taxes*                     88.82%        42.90%
Class R shares - Before Taxes3                     91.48%        43.74%
Institutional Service Class shares - Before Taxes  93.61%        45.22%
Institutional Class shares - Before Taxes          93.61%        45.22%
Wilshire Micro Cap Equity Index(4)                 91.15%        32.26%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on June 27, 2002.

3 These returns until the creation of Class R shares (12/31/03) include the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class A shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

4 The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom "half" of the Wilshire 5000 Index. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

                                                                 Institutional
Shareholder Fees(1)         Class     Class      Class    Class        Service  Institutional
(paid directly from your        A         B          C        R          Class          Class
investment)                shares    shares     shares   shares         shares         shares
---------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)            5.75%(2)   None       None     None           None            None
---------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions
(as a percentage
of original purchase
price or sale
proceeds, as
applicable)                None(3)  5.00%(4)  1.00%(5)    None           None            None
---------------------------------------------------------------------------------------------
Redemption/
Exchange Fee (as
percentage of
amount redeemed
or exchanged)6               1.50%    1.50%      1.50%   1.50%          1.50%           1.50%
---------------------------------------------------------------------------------------------

                                                                Institutional
Annual Fund Operating       Class    Class    Class     Class         Service   Institutional
Expenses (deducted              A        B        C         R           Class           Class
from Fund assets)          shares   shares   shares    shares          shares          shares
---------------------------------------------------------------------------------------------

Management Fees             1.25%    1.25%    1.25%     1.25%           1.25%           1.25%
---------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees        0.25%    1.00%    1.00%     0.40%(7)         None            None
---------------------------------------------------------------------------------------------
Other Expenses              1.25%    1.24%    1.24%     1.44%           1.24%           1.24%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES          2.75%    3.49%    3.49%     3.09%           2.49%           2.49%

Amount of Fee
Waiver/Expense
Reimbursement               0.94%    0.94%    0.94%     0.94%           0.94%           0.94%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(8)          1.81%    2.55%    2.55%     2.15%           1.55%           1.55%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end sales charges-Class A and Class D shares" on page 27.


                                                                               5

FUND SUMMARIES - GARTMORE MICRO CAP EQUITY FUND

================================================================================


3 A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" on page 30, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC), on Class A, Class B and Class C shares" on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Redemption Fees" on page 30 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 33.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.55% for each Class at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 2.05% for Class A, 2.30% for Class R and 1.80% for Institutional Service Class shares of the Fund before GMF would be required to limit the Fund's expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years  5 years  10 years
-----------------------------------------------------------------------
Class A Shares*                     $  748  $  1,295  $ 1,867  $  3,413
-----------------------------------------------------------------------
Class B Shares                      $  758  $  1,284  $ 1,932  $  3,459
-----------------------------------------------------------------------
Class C Shares                      $  358  $    984  $ 1,732  $  3,703
-----------------------------------------------------------------------
Class R Shares                      $  218  $    866  $ 1,539  $  3,336
-----------------------------------------------------------------------
Institutional Service Class Shares  $  158  $    686  $ 1,241  $  2,755
-----------------------------------------------------------------------
Institutional Class Shares          $  158  $    686  $ 1,241  $  2,755

You would pay the following expenses on the same investment if you did not sell your shares**:

                                    1 year   3 years  5 years  10 years
-----------------------------------------------------------------------
Class B Shares                      $  258  $    984  $ 1,732  $  3,459
-----------------------------------------------------------------------
Class C Shares                      $  258  $    984  $ 1,732  $  3,703

_______________

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, the Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small- to mid-sized companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers ordininarily perform an assessment of companies focusing on the following characteristics:

-    Global capacity.
-    Market leadership.
-    Brand and reputation.
-    Management capability regarding innovation, execution and acquisition.

It generally will sell securities if the investment adviser believes that:

-    The price of the security is overvalued.
-    The company's earnings are consistently lower than expected.
-    More favorable opportunities are identified.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio managers believe that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

SHORT SALES:

Selling a security the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================


other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

PORTFOLIO TURNOVER RISK. The portfolio managers engage in active and frequent trading of securities if he believes doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially. For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax rerturns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

1994      4.8%
1995     32.5%
1996     16.8%
1997     20.7%
1998     16.0%
1999     10.1%
2000     10.2%
2001    -39.7%
2002    -29.4%
2003     36.4%

Best Quarter:    23.56%   1st qtr. of 2000
Worst Quarter:  -36.86%   1st qtr. of 2001

_______________

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns1 - as of 12/31/03   1 year    5 years     10 years
-------------------------------------------------------------------------
Class A shares - Before Taxes(2)           28.16%     -8.20%       4.01%
-------------------------------------------------------------------------
Class B shares - Before Taxes(2)           29.96%     -8.39%       4.00%
-------------------------------------------------------------------------
Class C shares - Before Taxes(2)*          32.72%     -7.66%       4.29%
-------------------------------------------------------------------------
Class R shares - Before Taxes(2)           36.44%     -6.76%       4.79%
-------------------------------------------------------------------------
Institutional Service
Class shares - Before Taxes(2)             36.44%     -6.76%       4.79%
-------------------------------------------------------------------------
Class D shares - Before Taxes              30.37%     -7.62%       4.32%
-------------------------------------------------------------------------
Class D shares - After Taxes on
Distributions                              30.37%     -8.42%       2.71%
-------------------------------------------------------------------------
Class D shares - After Taxes on
Distributions and Sales of Shares          19.74%  -6.37%(3)    3.38%(3)
-------------------------------------------------------------------------
Russell Midcap(R) Growth Index(4)          42.71%      2.01%       9.40%

_______________

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998. Beginning September 1, 2000, the Fund's principal investment strategies were broadened from a focus on mid cap growth stocks.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01) and Class R shares (12/30/03). For the Institutional Service Class shares which have not commenced operations, the returns are based on the predecessor fund and Class D shares for the whole period. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what these classes of shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these


                                                                               8

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================


     classes has been restated to reflect differences in sales charges, but does not reflect the differing levels of certain other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance would have been lower.

3 The performance for "Class D shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Russell Midcap(R) Growth Index-an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $597 million to $17.5 billion as of January 31, 2004, gives a broad look at how the stock price of medium size U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

     * Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund depending on the Class you select.

                                                                         Institutional
Shareholder Fees(1)       Class     Class     Class     Class    Class         Service
(paid directly from           A         B         C         D        R           Class
your investment)         shares    shares    shares    shares   shares          shares
--------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)        5.75%(2)     None      None  4.50%(2)     None            None
--------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions (as a
percentage of
original purchase
price or sale
proceeds, as
applicable)            None(3)    5.00%(4)  1.00%(5)     None     None            None
--------------------------------------------------------------------------------------
Redemption/
Exchange Fee (as
a percentage of
amount redeemed
or exchanged)(6)          1.50%     1.50%     1.50%     1.50%    1.50%           1.50%
--------------------------------------------------------------------------------------

Annual Fund                                                              Institutional
Operating Expenses      Class     Class     Class     Class     Class          Service
(deducted from              A         B         C         D         R            Class
Fund assets)           shares    shares    shares    shares    shares           shares
--------------------------------------------------------------------------------------
Management Fees(7)        0.80%     0.80%     0.80%     0.80%    0.80%           0.80%
--------------------------------------------------------------------------------------
Distribution
and/or Service
(12b-1) Fees              0.25%     1.00%     1.00%     None  0.40%(8)            None
--------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------
Short Sale
Dividend Expense(9)       0.05%     0.05%     0.05%     0.05%    0.05%           0.05%
--------------------------------------------------------------------------------------
Remainder of
Other Expenses            0.69%     0.63%     0.63%     0.63%    0.83%           0.63%
--------------------------------------------------------------------------------------
Total Other Expenses      0.74%     0.68%     0.68%     0.68%    0.88%           0.68%
======================================================================================

TOTAL ANNUAL FUND
OPERATING
EXPENSES                  1.79%     2.48%     2.48%     1.48%    2.08%           1.48%
--------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement             0.24%     0.24%     0.24%     0.24%    0.24%           0.24%
======================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS(10)        1.55%     2.24%     2.24%     1.24%    1.84%           1.24%


                                                                               9

FUND SUMMARIES - GARTMORE MILLENNIUM GROWTH FUND

================================================================================

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares- Front-end Sales Charges"-Class A and Class D shares on page 27.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 30, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

6 A redemption/exchange fee of 1.50% will be charged for any share redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Redemption Fees" on page 30 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 33.

7 Reflects changes to the contractual management fee for the Fund effective March 1, 2004.

8 "Distribution and/or Service (12b-1) Fees" are based on estimates for the new Class R shares during the current fiscal year. These fees could increase to 0.50% of the Fund's average daily net assets.

9 "Short Sale Dividend Expenses" are based on estimates during the current year. The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total Other Expenses" and "Total Annual Fund Operating Expenses". However, any such dividend on a security sold short generally reduces the market value of the shorted security -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction.

10 GMF and the Trust have entered into a written contract limiting total fund operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) from exceeding 1.20% for each Class of the Fund at least through February 28, 2005. The Trust is authorized to reimburse GMF for management fees previously waived and/or the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years    5 years  10 years
--------------------------------------------------------------
Class A shares*        $    724  $  1,084  $   1,468  $  2,541
--------------------------------------------------------------
Class B shares         $    727  $  1,050  $   1,499  $  2,548
--------------------------------------------------------------
Class C shares         $    327  $    750  $   1,299  $  2,798
--------------------------------------------------------------
Class D shares         $    571  $    874  $   1,200  $  2,119
--------------------------------------------------------------
Class R shares         $    187  $    629  $   1,097  $  2,391
--------------------------------------------------------------
Institutional Service
Class shares           $    126  $    444  $     785  $  1,748

You would pay the following expenses on the same investment if you did not sell your shares**:

                        1 year   3 years   5 years    10 years
--------------------------------------------------------------
Class B shares        $     227  $   750  $  1,299  $   2,798
--------------------------------------------------------------
Class C shares        $     227  $   750  $  1,299  $   2,798

_______________

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND

================================================================================


The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

The Fund's investment adviser, GMF, has selected NorthPointe Capital LLC ("NorthPointe") as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal conditions, primarily in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index(R), known as small cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies known as "small cap" companies which have small market capitalizations relative to the market capitalizations of other U.S. companies. As of January 31, 2004, the market capitalizations of companies in the Russell 2000 Index ranged from $22 million to $2.7 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies (companies involved in acquisitions, consolidations, mergers or other unusual developments) and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The subadviser considers selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the portfolio.

In making decisions on whether to buy or sell a security, the subadviser is not limited by the turnover rate of the Fund. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences, if the subadviser believes that either the long- or shortterm benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience shortterm volatility (price fluctuations) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be involved in acquisitions, consolida-

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND

================================================================================


tions, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table present two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

Best Quarter:    18.51%    2nd qtr. of 2003
Worst Quarter:  -16.45%    3rd qtr. of 2002
_______________

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                     One          Since
Average annual returns(1) - as of 12/31/03          year   Inception(2)
-----------------------------------------------------------------------
Class A shares - Before Taxes                      28.84%       10.74%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions      28.82%       10.46%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions      18.76%        9.15%
and Sales of Shares
-----------------------------------------------------------------------
Class B shares - Before Taxes                      30.70%       11.33%
-----------------------------------------------------------------------
Class C shares - Before Taxes(3)*                  33.40%       11.40%
-----------------------------------------------------------------------
Class R shares - Before Taxes(4)                   35.70%       11.69%
-----------------------------------------------------------------------
Institutional Service Class shares - Before Taxes  36.85%       12.66%
-----------------------------------------------------------------------
Russell 2000 Index(5)                              47.25%        3.86%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses. For Class C shares, these returns have been restated for the applicable sales charges.

4 These returns through December 31, 2003 are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of the Class R shares. The returns have been adjusted for the fact that Class R shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

5 The Russell 2000 Index is an unmanaged index of securities of small capitalization U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund depending on the class you select.

                                                                          Institutional
Shareholder Fees(1)                 Class     Class     Class     Class        Services
(paid directly from your                A         B         C         R           Class
investment)                        shares    shares    shares    shares          shares
---------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a
percentage of
offering price)                  5.75%(2)     None      None      None             None
---------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                      None(3)   5.00%(4)  1.00%(5)     None             None
---------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage of
amount redeemed or
exchanged)(6)                      1.50%     1.50%     1.50%     1.50%            1.50%
---------------------------------------------------------------------------------------

                                                                          Institutional
Annual Fund Operating              Class     Class     Class     Class          Service
Expenses (paid directly from           A         B         C         R            Class
your investment)                  shares    shares    shares    shares           shares
---------------------------------------------------------------------------------------
Management Fees                    0.70%     0.70%     0.70%     0.70%            0.70%
---------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees               0.25%     1.00%     1.00%  0.40%(7)             None
---------------------------------------------------------------------------------------
Other Expenses                     0.47%     0.42%     0.42%     0.62%            0.62%
=======================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)              1.42%     2.12%     2.12%     1.72%            1.32%
---------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                      0.12%     0.12%     0.12%     0.12%            0.12%
=======================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(8)                1.30%     2.00%     2.00%     1.60%             1.20%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales charges-Class A and Class D shares" beginning on page 27.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 30, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 30.

5 CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Redemption Fees" on page 30 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 33.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Fund's average daily net assets.

8 GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) to 1.00% for each Class of the Fund at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged "Total Annual Fund Operating Expenses" could increase to 1.50% for Class A, 1.75% for Class R, and 1.25% for Institutional Service Class shares of the Fund before GMF would be required to limit the Fund's expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time this Fund commenced operations.

FUND SUMMARIES - GARTMORE VALUE OPPORTUNITIES FUND

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EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year    3 years   5 years   10 years
--------------------------------------------------------------
Class A shares*         $   700  $    987  $  1,296  $   2,169
--------------------------------------------------------------
Class B shares          $   703  $    952  $  1,328  $   2,180
--------------------------------------------------------------
Class C shares          $   303  $    652  $  1,128  $   2,442
--------------------------------------------------------------
Class R shares          $   163  $    530  $    922  $   2,020
--------------------------------------------------------------
Institutional Service
Class shares            $   122  $    406  $    712  $   1,580
--------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares**:

                        1 year    3 years   5 years   10 years
--------------------------------------------------------------
Class B shares          $   203  $    652  $  1,128  $   2,180
--------------------------------------------------------------
Class C shares          $   203  $    652  $  1,128  $   2,442

_______________

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

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OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks high current income with capital appreciation as a secondary objective.

Bonds with ratings below Baa (Moody's) or BBB (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds. These bonds generally offer higher interest rates because the issuer is at greater risk of default (failure to repay the bond).

"BOTTOM UP" APPROACH.

- CREDIT RESEARCH. The portfolio manager uses independent credit research to evaluate debt service, growth rate, and both downside and upgrade potential for each individual security.

- SECURITY SELECTION. Based on the results of the credit research, the portfolio manager selects those issues of companies that are believed to provide high yields with low relative credit risk and that will enhance the diversification of the portfolio.

- SECTOR ALLOCATION. A byproduct of the security selection process is the Fund's allocation among the various industry sectors tracked by the Fund's benchmark index. Whether a given sector allocation of the Fund's portfolio winds up being overweighted (above the index allocation), neutral (equal to the index allocation) or underweighted (below the index allocation) will depend on the portfolio manager's perception of the prospects for the sector in the context of the current economic environment.

To achieve its objective, the Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers. (A company is considered to be domestic if it is organized under the laws of the U.S. and has a principal place of business in the U.S., or derives 50% or more of its cash flow from business in the U.S.) Under normal conditions, the Fund invests at least 80% of its net assets in bonds that are considered below investment grade. Such bonds are commonly known as junk bonds. These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default.

The Fund's portfolio manager generally uses a "bottom up" approach when selecting securities. The "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

By using these combined approaches, the Fund assesses new issues versus secondary market opportunities. The Fund intends to maintain a duration between three and six years. In order to maintain liquidity, or in the event that the portfolio manager determines there are no securities currently available in the market that meet the Fund's investment objectives, the Fund may invest up to 35% of its total assets in cash or money market instruments.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

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securities the Fund owns. These risks are particularly strong for junk bonds and other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments.
-    Greater risk of loss due to default or declining credit quality.
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

MATURITY RISK. The price of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's debt securities may decline significantly.

For additional information, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax rerturns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-INSTITUTIONAL SERVICE CLASS SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

Best Quarter:    8.71%    4th qtr. of 2001
Worst Quarter:  -8.08%    4th qtr. of 2000

---------------

* Sales charges are not applicable to the Institutional Service Class shares. If the sales charges and additional expenses of the Fund's other classes were included, the annual returns would be lower than those shown. These returns also do not reflect the effect of taxes. Please call 1-800-848-0920 to obtain the Fund's current 30-day yield.

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

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                                                                                 Since
Average annual returns(1) - as of 12/31/03                        1 year  Inception(2)
--------------------------------------------------------------------------------------
Class A shares - Before Taxes                                     17.18%        -0.04%
--------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions                     13.82%        -3.76%
--------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and Sale of Shares  10.98%     -2.38%(3)
--------------------------------------------------------------------------------------
Class B shares - Before Taxes                                     17.19%         0.11%
--------------------------------------------------------------------------------------
Class C shares - Before Taxes(4)*                                 20.02%        -0.10%
--------------------------------------------------------------------------------------
Class R shares - Before Taxes                                     22.19%         0.46%
--------------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes                 23.17%         1.59%
--------------------------------------------------------------------------------------
Citigroup U.S. High-Yield Market Index(6)                         30.63%         6.35%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 1999.

3 The performance for "Class A shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses. For Class C shares, these returns have been restated for the applicable sales charges.

5 These returns are based on the performance of the Fund's Class B shares, which was achieved prior to the creation of the Class R shares. The returns have been adjusted for the fact that Class R shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

6 The Citigroup U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. Unlike mutual fund returns, the Salomon Smith Barney U.S. High-Yield Market Index does not include expenses. If expenses were deducted, the actual returns of the index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                  Institutional
Shareholder Fees(1)          Class     Class     Class     Class        Service
(paid directly from your         A         B         C         R          Class
investment)                 shares    shares    shares    shares         shares
-------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a
percentage
of offering price)         4.75%(2)     None      None      None           None
-------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds,
as applicable)             None(3)  5.00%(4)  1.00%(5)     None            None
-------------------------------------------------------------------------------

                                                                  Institutional
Annual Fund Operating       Class     Class     Class     Class         Service
Expenses Class( deducted        A         B         C         R           Class
from Fund assets)          shares    shares    shares    shares          shares
-------------------------------------------------------------------------------
Management Fees               0.55%     0.55%     0.55%     0.55%         0.55%
-------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees          0.25%     1.00%     1.00%  0.40%(6)          None
-------------------------------------------------------------------------------
Other Expenses(6)             0.28%     0.22%     0.22%     0.42%         0.22%
===============================================================================
Total Annual Fund
Operating Expenses            1.08%     1.77%     1.77%     1.37%         0.77%
-------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                 0.07%     0.07%     0.07%     0.07%         0.07%
===============================================================================
Total Annual
Fund Operating
Expenses (After
Waivers/
Reimbursements)(7)            1.01%     1.70%     1.70%     1.30%         0.70%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page 27.

3 A CDSC of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.


                                                                              17

FUND SUMMARIES - GARTMORE HIGH YIELD BOND FUND

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4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year of purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

6 "Distribution and/or Service (12b-1) Fees" are based on estimates for the new Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

7 GMF and the Trust have entered into a written contract limiting operating expenses (excluding Fund certain expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) to 0.70% for each Class of the Fund at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged "Total Annual Fund Operating Expenses" could increase to 1.20% for Class A, 1.70% for Class B and Class C, 1.45% for Class R, and 0.95% for Institutional Service Class shares of the Fund before GMF would be required to limit the Fund's expenses. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time this Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years    5 years  10 years
--------------------------------------------------------------
Class A shares*        $    574  $    799  $   1,041  $  1,735
Class B shares         $    674  $    853  $   1,158  $  1,819
Class C shares         $    274  $    553  $     958  $  2,089
Class R shares         $    133  $    430  $     749  $  1,651
Institutional Service
Class shares           $     73  $    242  $     426  $    960

You would pay the following expenses on the same investment if you did not sell your shares**:

                         1 year  3 years     5 years  10 years
--------------------------------------------------------------
Class B shares         $    174  $    553  $     958  $  1,819
Class C shares         $    174  $    553  $     958  $  2,089

_______________

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

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PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

INITIAL PUBLIC OFFERINGS (IPOS) (MICRO CAP EQUITY). Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices for IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs may be sold within 12 months of the purchase. This may result in increased short term capital gains, which will be taxable to shareholders as ordinary income.

MORE ABOUT THE FUNDS

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WARRANTS (VALUE OPPORTUNITIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (VALUE OPPORTUNITIES). Real estate investment trusts (REITS) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

MEDIUM-GRADE OBLIGATIONS (HIGH YIELD BOND). Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

ZERO-COUPON SECURITIES (HIGH YIELD BOND). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES (HIGH YIELD BOND). Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date. These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

WHEN-ISSUED SECURITIES (HIGH YIELD BOND). When the Fund purchases securities on a "when-issued" basis, it enters into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery.

MATURITY (HIGH YIELD BOND). Every debt security has a stated maturity date-when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

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A bond mutual fund has no stated maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (HIGH YIELD BOND). Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years-the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

PRINCIPAL RISKS

MICRO- AND SMALL-CAPITALIZATION RISK (MICRO CAP EQUITY, MILLENNIUM GROWTH, VALUE OPPORTUNITIES). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition the securities of micro/small cap companies have historically been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of micro/small cap companies to changing economic conditions. Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements.

Small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. Because micro-capitalization companies are the smallest of the small cap companies, the risks described above are even greater for investments in micro-capitalization companies.

FOREIGN RISK (VALUE OPPORTUNITIES, HIGH YIELD BOND). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

- CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives divi-

MORE ABOUT THE FUNDS

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     dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

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INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also monitors the performance of NorthPointe Capital, LLC, subadviser for the Gartmore Value Opportunities Fund. GMF was organized in 1999 and advises mutual funds. As of January 31, 2004, GMF and its affiliates had approximately $38.4 billion in assets under management, including approximately $21.7 billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended October 31, 2003 (including any fees paid to a subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Fund                                                                    Fee
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Gartmore Mid Cap Equity Fund                                          1.25%
Gartmore Millennium Growth Fund                                      1.03%*
Gartmore Value Opportunities Fund                                     0.70%
Gartmore High Yield Bond Fund                                         0.55%

* Effective March 1, 2004, the contractual management fee for the Gartmore Millennium Growth Fund is as follows:

Assets                                                                  Fee
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0 up to $250 million                                                  0.80%
250 million up to $1 billion                                          0.77%
1 billion up to $2 billion                                            0.74%
2 billion up to $5 billion                                            0.71%
5 billion and more                                                    0.68%

PORTFOLIO MANAGER - GARTMORE MICRO CAP EQUITY FUND

Carl P. Wilk, CFP, is the portfolio manager of the Fund. As a portfolio manager, he is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Wilk joined GMF in April 2002. Prior to April 2002, Mr. Wilk was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed Munder's Small Company Focus style for institutional and wrap accounts for Munder Capital Management.

PORTFOLIO MANAGERS - GARTMORE MILLENNIUM GROWTH FUND

Aaron Harris and Nick Ford are co-portfolio managers of the Fund. Mr. Harris has either managed or co-managed the Fund since joining GMF in April 2000. Prior to joining GMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios for Nicholas- Applegate Capital Management. Mr. Ford began co-managing the Fund in October 2001. Mr. Ford also has the following additional experience: Investment Manager for Gartmore Investment Management and Gartmore Global Partners (1998 - present), a position which Mr. Ford continues to hold; a director of U.S. Equities at Clerical Medical Investment Group (1996 - 1998); and U.S. Equities Fund Manager for Sun Alliance Investment Management (1995 -1996).

PORTFOLIO MANAGER - GARTMORE HIGH YIELD BOND FUND

Karen Bater is the portfolio manager of the Fund. Ms. Bater joined GMF in May 2000 and began co-managing the Fund in January 2001. She took over sole responsibility for managing the Fund on October 18, 2002. Prior to joining GMF, Ms. Bater was the senior portfolio manager for Enhanced Yield Products at First Union Bank N.A. (1986-2000) and a portfolio manager for Vestaur Securities (1998-2000) at First Union Bank, N.A.

SUBADVISER - GARTMORE VALUE OPPORTUNITIES FUND

Subject to the supervision of GMF and the Trustees, NorthPointe Capital, LLC ("NorthPointe") manages the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee based on the Fund's average daily net assets of 0.70%.

NorthPointe, 101 West Big Beaver, Suite 745, Troy, Michigan 48084 is the subadviser for the Gartmore Value Opportunities Fund. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

PORTFOLIO MANAGERS - GARTMORE VALUE OPPORTUNITIES FUND

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they comanaged institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class D, Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors and are not offered by all Funds.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares
-    Class D shares

Contingent Deferred Sales Charge (CDSC)1:

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class D, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional Service Class or Institutional Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A and D shares                      Class B shares                             Class C shares
--------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so your full    No front-end sales charge, so your full
portion of your initial investment goes   investment immediately goes toward         investment immediately goes toward
toward the sales charge, and is           buying shares                              buying shares
not invested
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Reductions and waivers of the sales       No reductions of the CDSC available,       Like Class B shares, no reductions of the
charge available                          but waivers available                      CDSC are available, but waivers of CDSC
                                                                                     are available
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Lower expenses than Class B and           Higher distribution and service fees       Higher distribution and service fees than
Class C shares mean higher dividends      than Class A and Class D shares mean       Class A and Class D shares mean higher
per share                                 expenses higher fund and lower dividends   fund expenses and lower dividends per
                                          per share                                  share
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Conversion features are not applicable    After seven years, Class B shares convert  Unlike Class B shares, Class C shares do
                                          into Class A shares, which reduces your    Not automatically convert into another class
                                          future fund expenses
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No sales charge when shares are           CDSC if shares are sold within six years:  CDSC of 1% is applicable if shares are
sold back to a Fund(1)                    5% in the first year, 4% in the second,    sold in the first year after purchase
                                          3% in the third and fourth years, 2% in
                                          the fifth, and 1% in the sixth year
--------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit               Investments of $100,000 or more may be     Investments of $1,000,000 or more may
                                          rejected                                   be rejected(2)

_______________

1 A CDSC of up to 0.50% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

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For investors who are eligible to purchase Class D, Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.


WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity

- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Service Class and Class R shares and the Gartmore Micro Cap Equity Fund also offers Institutional Class shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional nonretirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- retirement plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

BUYING, SELLING AND EXCHANGING FUND SHARES

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WHO CAN BUY INSTITUTIONAL CLASS SHARES (Continued)

- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser [IS AFFILIATED OR ASSOCIATED WITH A BROKER OR DEALER] and derives compensation for its services exclusively from its clients for such advisory services

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A or Institutional Service Class of any of the Funds (or Institutional Class shares of the Gartmore Micro Cap Equity Fund), one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

MINIMUM INVESTMENTS-CLASS A, B, C & D SHARES

To open an account (per Fund)  $    2,000

To open an IRA account
(per Fund)                     $    1,000

Additional investments
(per Fund)                     $      100

To start an Automatic Asset
Accumulation Plan              $    1,000

Additional Automatic Asset
Accumulation Plan
per transaction                $       50

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS SHARES

To open an account
(per Fund)                     $   50,000

Additional investments               None

MINIMUM INVESTMENTS-INSTITUTIONAL
CLASS SHARES

To open an account
(per Fund)                     $1,000,000

Additional investments               None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

BUYING, SELLING AND EXCHANGING FUND SHARES

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FRONT-END SALES CHARGES

CLASS A AND CLASS D SHARES

The charts below show the applicable Class A and Class D front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES                  Sales Charge
Gartmore High Yield               as % of               Dealer
Bond Fund                 --------------------------  Commission
                                         Amount        as % of
                          Offering      Invested      Offering
Amount of purchase          Price    (approximately)    Price
----------------------------------------------------------------
Less than $50,000            4.75%             4.99%       4.00%
50,000 to $99,999            4.50              4.71        3.75
100,000 to $249,999          3.50              3.63        3.00
250,000 to $499,999          2.50              2.56        2.00
500,000 to $999,999          2.00              2.04        1.75
1 million or more            None              None        None*

CLASS A SHARES                  Sales Charge
All Funds (except                 as % of              Dealer
Gartmore High Yield       --------------------------  Commission
Bond Fund                                Amount        as % of
                          Offering      Invested      Offering
Amount of purchase          Price    (approximately)    Price
----------------------------------------------------------------
Less than $50,000             5.75%            6.10%       5.00%
50,000 to $99,999             4.75             4.99        4.00
100,000 to $249,999           3.50             3.63        3.00
250,000 to $499,999           2.50             2.56        2.00
500,000 to $999,999           2.00             2.04        1.75
1 million or more             None             None        None*

* Dealer may be eligible for a finder's fee as disclosed below.

CLASS D SHARES                  Sales Charge
                                  as % of               Dealer
                          --------------------------  Commission
                                         Amount        as % of
                          Offering      Invested      Offering
Amount of purchase          Price    (approximately)    Price
----------------------------------------------------------------
Less than $50,000            4.50%             4.71%       4.00%
50,000 to $99,999            4.00              4.17        3.50
100,000 to $249,999          3.00              3.09        2.50
250,000 to $499,999          2.50              2.56        1.75
500,000 to $999,999          2.00              2.04        1.25
1 million to $24,999,999     0.50              0.50        0.50
25 million or more           None              None        None


YOU MAY QUALIFY FOR A REDUCED CLASS A OR CLASS D SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A OR CLASS D SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A and Class D sales charges" and "Waiver of Class A and Class D sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus
Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables show
     ---------------------------------------------
     how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the same
     -----------------------
     address can combine the current value of your Class A and Class D investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

BUYING, SELLING AND EXCHANGING FUND SHARES

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-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13- month
     --------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)
-    retirement plans (Class A shares only)
- Trustees and retired Trustees of Gartmore Mutual Funds, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors). (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER YOUR ORDER MUST BE RECEIVED BY THE FUNDS' AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement

BUYING, SELLING AND EXCHANGING FUND SHARES

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plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases. BY MAIL. Complete and mail the application with a check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. For more information about a Fund's ability to make such a redemption- in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                 1      2      3      4      5      6  7 years
Sale within   year  years  years  years  years  years  or more
--------------------------------------------------------------
Sales charge    5%     4%     3%     3%     2%     1%       0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of         $1 million     $25 million
Purchase        to $24,999,999     or more
--------------------------------------------
Amount of CDSC           0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70 1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


fee does not apply to shares purchased through reinvested dividends or capital gains.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes - Selling and Exchanging Fund Shares" on page 35

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee- Class A, Class B, Class C and Class D shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class       As a % of daily net assets
----------------------------------------------------
Class A shares   0.25% (distribution or service fee)
----------------------------------------------------
Class B shares   1.00% (0.25% service fee)
----------------------------------------------------
Class C shares   1.00% (0.25% service fee)
----------------------------------------------------
Class R shares   0.50% (0.25%
                 of which may be either a
                 distribution or service fee)

Class D, Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

CAPITAL GAINS TAXES Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 35.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 28 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY


EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION  FEES

Each of the Funds (except the Gartmore High Yield Bond Fund))will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE  FEES

In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                   Exchange Fee
---------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . .  2.00%
Gartmore Focus Fund. . . . . . . . . . . . .  2.00%
Gartmore Global Financial Services Fund. . .  2.00%
Gartmore Global Health Sciences Fund . . . .  2.00%
Gartmore Global Technology and
Communications Fund. . . . . . . . . . . . .  2.00%
Gartmore Global Utilities Fund . . . . . . .  2.00%
Gartmore International Growth Fund . . . . .  2.00%
Gartmore Long-Short Equity Plus Fund . . . .  2.00%
Gartmore Nationwide Leaders Fund . . . . . .  2.00%
Gartmore U.S. Growth Leaders Fund. . . . . .  2.00%
Gartmore Worldwide Leaders Fund. . . . . . .  2.00%
Gartmore Micro Cap Equity Fund . . . . . . .  1.50%
Gartmore Mid Cap Growth Fund . . . . . . . .  1.50%
Gartmore Millennium Growth Fund. . . . . . .  1.50%
Gartmore Small Cap Fund. . . . . . . . . . .  1.50%
Gartmore Value Opportunities Fund. . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's redemption or exchange fee. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain  broker  wrap  fee  and  other  fee-based  programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares  sold  or  exchanged  under  regularly  scheduled  withdrawal  plans
-    Shares  purchased  through  reinvested  dividends  or  capital  gains
- Shares sold following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
- Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 years and other required distributions form retirement accounts

Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Gartmore Micro Cap Equity, Gartmore Millennium Growth, and Gartmore Value Opportunities Funds each distribute any available income dividends to shareholders. The Gartmore High Yield Bond Fund declares dividends daily and distributes them monthly. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non- U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The following financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if the Fund or a class has not been in operation for the past five years, for the life of the Fund or a class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information for the years ended October 31, 2002 and 2003 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE MICRO CAP EQUITY FUND

---------------------------------------------------------------------------------------------------------------------------
                                      INVESTMENT ACTIVITIES                                      RATIOS / SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
                                                NET
                   NET                     REALIZED AND                                                         RATIO OF
                  ASSET                     UNREALIZED       TOTAL     NET ASSET                  NET ASSETS    EXPENSES
                  VALUE,         NET           GAINS         FROM        VALUE,                   AT END OF    TO AVERAGE
                BEGINNING    INVESTMENT     (LOSSES) ON   INVESTMENT     END OF       TOTAL         PERIOD         NET
                OF PERIOD   INCOME (LOSS)   INVESTMENTS   ACTIVITIES     PERIOD     RETURN (a)      (000S)       ASSETS
---------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31,
2002 (d) (e)    $    10.00         (0.04)         (1.32)       (1.36)  $     8.64       (13.60%) (f)  $    310    1.80% (g)
Year Ended
October 31,
2003            $     8.64         (0.02)          7.29         7.27   $    15.91        84.14%       $ 17,023    1.82%

CLASS B
SHARES
Period Ended
October 31,
2002 (d)        $    10.00         (0.06)         (1.33)       (1.39)  $     8.61       (13.90%) (f)  $     43    2.55% (g)
Year Ended
October 31,
2003            $     8.61         (0.06)          7.19         7.13   $    15.74        82.81%       $  1,611    2.54%

CLASS C
SHARES
Period Ended
October 31,
2002 (d)        $    10.00         (0.06)         (1.33)       (1.39)  $     8.61       (13.90%) (f)  $     43    2.55% (g)
Year Ended
October 31,
2003            $     8.61         (0.05)          7.20         7.15   $    15.76        83.04%       $  5,609    2.54%

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31,
2002 (d)        $    10.00         (0.03)         (1.33)       (1.36)  $     8.64       (13.60%) (f)  $     43    1.55% (g)
Year Ended
October 31,
2003            $     8.64         (0.13)          7.45         7.32   $    15.96        84.72%       $     80    1.55%

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31,
2002 (d)        $    10.00         (0.03)         (1.33)       (1.36)  $     8.64       (13.60%) (f)  $  1,556    1.55% (g)
Year Ended
October 31,
2003            $     8.64         (0.13)          7.45         7.32   $    15.96        84.72%       $  2,873    1.55%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                                  RATIO OF NET
                RATIO OF NET      RATIO OF         INVESTMENT
                 INVESTMENT       EXPENSES           INCOME
                INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                 TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                     NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                   ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
--------------------------------------------------------------------------------
CLASS A
SHARES
Period Ended
October 31,
2002 (d) (e)          (1.32%) (g)        8.73% (g)        (8.25%) (g)    56.08%
Year Ended
October 31,
2003                  (1.32%)            2.26%            (1.76%)       104.50%

CLASS B
SHARES
Period Ended
October 31,
2002 (d)              (2.04%) (g)        8.46% (g)        (7.95%) (g)    56.08%
Year Ended
October 31,
2003                  (2.08%)            2.99%            (2.52%)       104.50%

CLASS C
SHARES
Period Ended
October 31,
2002 (d)              (2.04%) (g)        8.46% (g)        (7.95%) (g)    56.08%
Year Ended
October 31,
2003                  (2.04%)            2.90%            (2.40%)       104.50%

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31,
2002 (d)              (1.04%) (g)        7.45% (g)        (6.94%) (g)    56.08%
Year Ended
October 31,
2003                  (1.15%)            2.40%            (2.00%)       104.50%

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31,
2002 (d)              (1.04%) (g)        7.46% (g)        (6.95%) (g)    56.08%
Year Ended
October 31,
2003                  (1.15%)            2.40%            (2.00%)       104.50%
--------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f)  Not annualized
(g)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE MILLENNIUM GROWTH FUND

----------------------------------------------------------------------------------------------------------------------------------
                              INVESTMENT ACTIVITIES                DISTRIBUTIONS                          RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                        NET                                                                      NET     RATIO OF
             NET                   REALIZED AND                                             NET                 ASSETS   EXPENSES
            ASSET         NET       UNREALIZED       TOTAL                                 ASSET                AT END      TO
            VALUE,    INVESTMENT       GAINS         FROM         NET                     VALUE,                  OF      AVERAGE
          BEGINNING     INCOME      (LOSSES) ON   INVESTMENT   REALIZED       TOTAL       END OF     TOTAL      PERIOD      NET
          OF PERIOD     (LOSS)      INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS   PERIOD   RETURN (A)   (000S)    ASSETS
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Year
Ended
October
31,
1999      $    17.67       (0.03)          2.30         2.27      (0.24)          (0.24)  $ 19.70      12.98%  $  1,244      1.25%
Year
Ended
October
31,
2000 (d)  $    19.70       (0.27)         10.63        10.36      (1.37)          (1.37)  $ 28.69      56.20%  $ 22,612      1.47%
Year
Ended
October
31,
2001      $    28.69       (0.16)        (15.19)      (15.35)     (2.41)          (2.41)  $ 10.93    (57.29%)  $  6,601      1.63%
Year
Ended
October
31,
2002      $    10.93       (0.14)         (2.29)       (2.43)         -               -   $  8.50    (22.23%)  $  4,880      1.59%
Year
Ended
October
31,
2003      $     8.50       (0.12)          2.92         2.80          -               -   $ 11.30      32.94%  $  6,441      1.55%

CLASS B
SHARES
Year
Ended
October
31,
1999      $    17.54       (0.12)          2.26         2.14      (0.24)          (0.24)  $ 19.44       2.33%  $    918      2.00%
Year
Ended
October
31,
2000
(d)       $    19.44       (0.42)         10.59        10.17      (1.37)          (1.37)  $ 28.24      55.97%  $  7,608      2.10%
Year
Ended
October
31,
2001      $    28.24       (0.22)        (15.21)      (15.43)     (2.41)          (2.41)  $ 10.40    (58.60%)  $  3,985      2.23%
Year
Ended
October
31,
2002      $    10.40       (0.19)         (2.18)       (2.37)         -               -   $  8.03    (22.79%)  $  3,005      2.25%
Year
Ended
October
31,
2003      $     8.03       (0.18)          2.76         2.58          -               -   $ 10.61      32.13%  $  3,633      2.24%

CLASS C
SHARES
Period
Ended
October
31,
2001
(e)       $    13.46       (0.07)         (2.98)       (3.05)         -               -   $ 10.41    (22.66%)  $     52      2.23%
Year
Ended
October
31,
2002      $    10.41       (0.19)         (2.18)       (2.37)         -               -   $  8.04    (22.77%)  $     45      2.25%
Year
Ended
October
31,
2003      $     8.04       (0.16)          2.74         2.58          -               -   $ 10.62      32.09%  $     69      2.24%

CLASS D
SHARES
Year
Ended
October
31,
1999      $    17.61       (0.02)          2.34         2.32      (0.24)          (0.24)  $ 19.69      13.31%  $  9,865      1.00%
Year
Ended
October
31,
2000
(d)       $    19.69       (0.14)         10.57        10.43      (1.37)          (1.37)  $ 28.75      56.61%  $ 36,090      1.10%
Year
Ended
October
31,
2001      $    28.75       (0.11)        (15.20)      (15.31)     (2.41)          (2.41)  $ 11.03    (57.00%)  $ 15,079      1.30%
Year
Ended
October
31,
2002      $    11.03       (0.11)         (2.32)       (2.43)         -               -   $  8.60    (22.03%)  $ 10,192      1.27%
Year
Ended
October
31,
2003      $     8.60       (0.10)          2.97         2.87          -               -   $ 11.47      33.37%  $ 11,747      1.24%
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
                 RATIOS / SUPPLEMENTAL DATA
---------------------------------------------------------------------
           RATIO OF
              NET                        RATIO OF NET
          INVESTMENT      RATIO OF        INVESTMENT
            INCOME        EXPENSES       INCOME (LOSS)
            (LOSS)        (PRIOR TO        (PRIOR TO
          TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
              NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
            ASSETS     NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
---------------------------------------------------------------------
CLASS A
SHARES
Year
Ended
October
31,
1999          (0.24%)            1.83%          (0.82%)        36.58%
Year
Ended
October
31,
2000
(d)           (0.95%)            1.67%          (1.15%)       330.32%
Year
Ended
October
31,
2001          (1.00%)            2.75%          (2.12%)       698.74%
Year
Ended
October
31,
2002          (1.27%)            2.20%          (1.88%)       432.60%
Year
Ended
October
31,
2003          (1.27%)            1.99%          (1.71%)       365.45%

CLASS B
SHARES
Year
Ended
October
31,
1999          (1.01%)            2.59%          (1.60%)        36.58%
Year
Ended
October
31,
2000
(d)           (1.57%)            2.35%          (1.82%)       330.32%
Year
Ended
October
31,
2001          (1.60%)            3.67%          (3.04%)       698.74%
Year
Ended
October
31,
2002          (1.94%)            2.90%          (2.59%)       432.60%
Year
Ended
October
31,
2003          (1.96%)            2.68%          (2.40%)       365.45%

CLASS C
SHARES
Period
Ended
October
31,
2001
(e)           (1.76%)            4.38%          (3.91%)       698.74%
Year
Ended
October
31,
2002          (1.94%)            2.90%          (2.59%)       432.60%
Year
Ended
October
31,
2003          (1.96%)            2.69%          (2.41%)       365.45%

CLASS D
SHARES
Year
Ended
October
31,
1999          (0.09%)            1.53%          (0.62%)        36.58%
Year
Ended
October
31,
2000
(d)           (0.55%)            1.30%          (0.75%)       330.32%
Year
Ended
October
31,
2001          (0.69%)            2.51%          (1.90%)       698.74%
Year
Ended
October
31,
2002          (0.97%)            1.90%          (1.60%)       432.60%
Year
Ended
October
31,
2003          (0.96%)            1.69%          (1.40%)       365.45%
---------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) Net investment income (loss) is based on average shares outstanding during the period.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE VALUE OPPORTUNITIES FUND

-------------------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT ACTIVITIES                           DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                         NET
                                                       REALIZED
                   NET                                   AND                                                              NET
                  ASSET         NET                   UNREALIZED      TOTAL                                              ASSET
                  VALUE,    INVESTMENT                  GAINS         FROM          NET         NET                     VALUE,
                BEGINNING     INCOME     REDEMPTION  (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL       END OF
                OF PERIOD     (LOSS)        FEES     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS   PERIOD
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2000 (d)        $    10.00        0.06            -         2.38         2.44        (0.07)         -           (0.07)  $ 12.37
Year Ended
October 31,
2001            $    12.37        0.10            -        (0.20)       (0.10)       (0.10)         -           (0.10)  $ 12.17
Year Ended
October 31,
2002            $    12.17        0.05         0.01        (0.98)       (0.92)       (0.05)     (0.15)          (0.20)  $ 11.05
Year Ended
October 31,
2003            $    11.05        0.03            -         3.42         3.45        (0.03)         -           (0.03)  $ 14.47

CLASS B
SHARES
Period
Ended
October 31,
2000 (d)        $    10.00        0.01            -         2.37         2.38        (0.02)         -           (0.02)  $ 12.36
Year Ended
October 31,
2001            $    12.36        0.02            -        (0.20)       (0.18)       (0.02)         -           (0.02)  $ 12.16
Year Ended
October 31,
2002            $    12.16       (0.03)        0.01        (0.98)       (1.00)       (0.01)     (0.15)          (0.16)  $ 11.00
Year Ended
October 31,
2003            $    11.00       (0.06)           -         3.40         3.34            -          -               -   $ 14.34

CLASS C
SHARES
Period
Ended
October 31,
2001 (e)        $    13.08        0.01            -        (0.93)       (0.92)       (0.03)         -           (0.03)  $ 12.13
Year Ended
October 31,
2002            $    12.13       (0.03)        0.01        (0.97)       (0.99)       (0.01)     (0.15)          (0.16)  $ 10.98
Year Ended
October 31,
2003            $    10.98       (0.04)           -         3.37         3.33            -          -               -   $ 14.31

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2000 (d)        $    10.00        0.07            -         2.40         2.47        (0.05)         -           (0.05)  $ 12.42
Year Ended
October 31,
2001            $    12.42        0.13            -        (0.19)       (0.06)       (0.12)         -           (0.12)  $ 12.24
Year Ended
October 31,
2002            $    12.24        0.07         0.01        (0.98)       (0.90)       (0.07)     (0.15)          (0.22)  $ 11.12
Year Ended
October 31,
2003            $    11.12        0.04            -         3.44         3.48        (0.04)         -           (0.04)  $ 14.56
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                       RATIOS / SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
                                                                                    RATIO OF NET
                                                       RATIO OF                      INVESTMENT
                                                          NET         RATIO OF         INCOME
                                 NET       RATIO OF   INVESTMENT      EXPENSES         (LOSS)
                                ASSETS     EXPENSES     INCOME       (PRIOR TO       (PRIOR TO
                                AT END        TO        (LOSS)         REIM-           REIM-
                                  OF        AVERAGE   TO AVERAGE    BURSEMENTS)     BURSEMENTS)
                   TOTAL        PERIOD        NET         NET        TO AVERAGE      TO AVERAGE     PORTFOLIO
                RETURN (a)      (000s)      ASSETS      ASSETS     NET ASSETS (b)  NET ASSETS (b)  TURNOVER (c)
---------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31
2000 (d)             24.38% (f)  $  2,460      1.35% (g)    0.62% (g)       6.59% (g)     (4.62%) (g)   119.39%
Year Ended
October 31,
2001                (0.87%)      $ 10,789      1.35%        0.69%           2.07%         (0.03%)       139.75%
Year Ended
October 31,
2002                (7.75%)      $  9,766      1.31%        0.39%           1.48%           0.22%       108.62%
Year Ended
October 31,
2003                 31.32%      $ 12,156      1.30%        0.20%           1.41%           0.09%        90.02%

CLASS B
SHARES
Period
Ended
October 31,
2000 (d)             23.79% (f)  $    751      1.95% (g)    0.10% (g)       7.70% (g)     (5.65%) (g)   119.39%
Year Ended
October 31,
2001                (1.45%)      $  2,708      1.95%        0.09%           3.06%         (1.02%)       139.75%
Year Ended
October 31,
2002                (8.39%)      $  2,362      1.98%      (0.28%)           2.22%         (0.52%)       108.62%
Year Ended
October 31,
2003                 30.39%      $  2,641      2.00%      (0.49%)           2.12%         (0.60%)        90.02%

CLASS C
SHARES
Period
Ended
October 31,
2001 (e)            (7.08%) (f)  $    108      1.95% (g)  (0.01%) (g)       3.29% (g)     (1.35%) (g)   139.75%
Year Ended
October 31,
2002                (8.31%)      $    133      1.99%      (0.30%)           2.23%         (0.54%)       108.62%
Year Ended
October 31,
2003                 30.35%      $    342      2.00%      (0.56%)           2.09%         (0.65%)        90.02%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2000 (d)             24.72% (f)  $  4,441      1.00% (g)    0.98% (g)       5.99% (g)     (4.01%) (g)   119.39%
Year Ended
October 31,
2001                (0.49%)      $ 10,130      1.00%        1.07%           1.81%           1.26%       139.75%
Year Ended
October 31,
2002                (7.56%)      $ 11,022      1.16%        0.52%           1.40%           0.28%       108.62%
Year Ended
October 31,
2003                 31.39%      $ 21,670      1.20%        0.27%           1.30%           0.16%        90.02%
----------------------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized
(g)  Annualized

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE HIGH YIELD BOND FUND

--------------------------------------------------------------------------------------------------------------------------
                                  INVESTMENT ACTIVITIES                   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
                                             NET
                                           REALIZED
                    NET                      AND                                                   NET
                   ASSET                  UNREALIZED      TOTAL                                   ASSET
                   VALUE,       NET         GAINS         FROM          NET                      VALUE,
                 BEGINNING   INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF      TOTAL
                 OF PERIOD     INCOME    INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD    RETURN (a)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period
Ended
October 31,
2000 (d)         $    10.00        0.86        (2.04)       (1.18)       (0.86)          (0.86)  $  7.96      (12.48%) (f)
Year Ended
October 31,
2001             $     7.96        0.84        (1.10)       (0.26)       (0.84)          (0.84)  $  6.86       (3.59%)
Year Ended
October 31,
2002             $     6.86        0.61        (0.87)       (0.26)       (0.61)          (0.61)  $  5.99       (4.27%)
Year Ended
October 31,
2003             $     5.99        0.56         0.89         1.45        (0.56)          (0.56)  $  6.88       25.18%

CLASS B
SHARES
Period
Ended
October 31,
2000 (d)         $    10.00        0.80        (2.04)       (1.24)       (0.80)          (0.80)  $  7.96      (13.02%) (f)
Year Ended
October 31,
2001             $     7.96        0.78        (1.10)       (0.32)       (0.78)          (0.78)  $  6.86       (4.31%)
Year Ended
October 31,
2002             $     6.86        0.56        (0.88)       (0.32)       (0.56)          (0.56)  $  5.98       (5.11%)
Year Ended
October 31,
2003             $     5.98        0.52         0.89         1.41        (0.52)          (0.52)  $  6.87       24.36%

CLASS C
SHARES
Period
Ended
October 31,
2001 (e)         $     8.07        0.40        (1.21)       (0.81)       (0.40)          (0.40)  $  6.86      (10.15%) (f)
Year Ended
October 31,
2002             $     6.86        0.56        (0.87)       (0.31)       (0.56)          (0.56)  $  5.99       (4.96%)
Year Ended
October 31,
2003             $     5.99        0.52         0.89         1.41        (0.52)          (0.52)  $  6.88       24.32%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2000 (d)         $    10.00        0.87        (1.99)       (1.12)       (0.87)          (0.87)  $  8.01      (11.80%) (f)
Year Ended
October 31,
2001             $     8.01        0.87        (1.10)       (0.23)       (0.86)          (0.86)  $  6.92       (3.19%)
Year Ended
October 31,
2002             $     6.92        0.63        (0.88)       (0.25)       (0.63)          (0.63)  $  6.04       (4.12%)
Year Ended
October 31,
2003             $     6.04        0.58         0.90         1.48        (0.58)          (0.58)  $  6.94        25.51%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                               RATIOS / SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
                                          RATIO OF                      RATIO OF NET
                              RATIO OF       NET         RATIO OF        INVESTMENT
                     NET      EXPENSES   INVESTMENT      EXPENSES          INCOME
                   ASSETS        TO        INCOME        (PRIOR TO        (PRIOR TO
                  AT END OF    AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
                   PERIOD        NET         NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
                   (000s)      ASSETS      ASSETS     NET ASSETS (b)   NET ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period
Ended
October 31,
2000 (d)         $     2,804      0.95% (g)   12.35% (g)        1.15% (g)       12.15% (g)    76.93%
Year Ended
October 31,
2001             $     2,801      0.95%       11.10%            1.11%           10.94%        83.79%
Year Ended
October 31,
2002             $     2,002      0.97%        9.20%            1.09%            9.08%        93.27%
Year Ended
October 31,
2003             $     4,028      1.02%        8.47%            1.10%            8.39%       104.54%

CLASS B
SHARES
Period
Ended
October 31,
2000 (d)         $       188      1.70% (g)   13.09% (g)        3.46% (g)       11.33% (g)    76.93%
Year Ended
October 31,
2001             $       244      1.70%       10.35%            2.43%            9.62%        83.79%
Year Ended
October 31,
2002             $       355      1.70%        8.46%            1.83%            8.33%        93.27%
Year Ended
October 31,
2003             $       764      1.69%        7.81%            1.78%            7.73%       104.54%

CLASS C
SHARES
Period
Ended
October 31,
2001 (e)         $         5      1.70% (g)   10.05% (g)        8.58% (g)        3.17% (g)    83.79%
Year Ended
October 31,
2002             $        53      1.70%        8.55%            1.97%            8.28%        93.27%
Year Ended
October 31,
2003             $     2,986      1.71%        7.45%            1.77%            7.39%       104.54%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2000 (d)         $    88,639      0.70% (g)   11.46% (g)        0.83% (g)       11.33% (g)    76.93%
Year Ended
October 31,
2001             $    85,885      0.70%       11.30%            0.76%           11.24%        83.79%
Year Ended
October 31,
2002             $    82,967      0.70%        9.38%            0.79%            9.29%        93.27%
Year Ended
October 31,
2003             $   106,278      0.70%        8.87%            0.78%            8.79%       104.54%
----------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service

Representatives are available 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205                                          GG-_____ 3/04

--------------------------------------------------------------------------------
CONCEPT Series

Gartmore Long-Short Equity Plus Fund




GARTMORE
     FUNDS                                                 WWW.GARTMOREFUNDS.COM

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PROSPECTUS

March 1, 2004



                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.
GARTMORE

LOOK BEYOND(SM)

TABLE OF CONTENTS

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FUND SUMMARY . . . . . . . . . . . . . . . . . . . . 2
Objective and Principal Strategies
Principal Risks
Performance Fees and Expenses

MORE ABOUT THE FUND. . . . . . . . . . . . . . . . . 8
Principal Investments and Techniques
Other Principal Risks
Temporary Investments

MANAGEMENT . . . . . . . . . . . . . . . . . . . . .10
Investment Adviser
Multi-Manager Structure
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . .12
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . .22
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
  Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . .24

ADDITIONAL INFORMATION . . . . . . . . . .  BACK COVER

FUND SUMMARY

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This prospectus provides information about one fund (the "Fund") offered by Gartmore Mutual Funds (the "Trust") - the Gartmore Long-Short Equity Plus Fund. The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
8. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund is not appropriate for conservative investors. The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

The Fund has the following share classes:

-  Class A
-  Class B
-  Class C
-  Class R
-  Institutional Service Class
-  Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 12.

The Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for the Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARY - GARTMORE LONG-SHORT EQUITY PLUS FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation with a total return greater than the Standard & Poor's ("S&P") 500(R) Index.(1)

LONG POSITION:

When the Fund actually owns a security in anticipation that the price of such security will increase over time.

SHORT SALES:

Selling a security the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price

GMF has selected SSI Investment Management, Inc. ("SSI") as the Fund's subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities of publicly traded companies in the United States. The Fund's investment process offers the potential for returns over the S&P 500 Index, the Fund's benchmark, with a slightly higher risk profile than that of the index. The Fund also seeks to protect capital during market declines. The Fund's investment process combines positions in S&P 500 Index instruments, primarily index swaps with a generally "market-neutral" exposure in individual long and short positions in equity securities. S&P 500 Index swaps (which generally involve a counter-party paying the Fund a rate of return which is based on the performance of the S&P 500 Index in return for the Fund paying that counterparty a rate which is based on the London Interbank Offered Rate ("LIBOR")) are purchased in order to capture the returns of the S&P 500 Index. The Fund generally attempts to enter into S&P 500 Index swap agreements with "notional amounts" approximating the total value of the Fund's net assets. The counterparty and federal regulations require that the Fund hold (segregate) a portion of the Fund's assets in cash or cash equivalents (i.e., money market obligations) to cover the amount owed by the Fund, if any, to the counterparty under the swap agreements.

Simultaneously, SSI provides active management of the Fund's "market-neutral" long and short assets seeking to add incremental return above that of the S&P 500 Index without regard to general market movement. The Fund's "market-neutral" component seeks to neutralize overall stock market risks by taking offsetting long and short positions in common stocks. This component of the Fund holds a broadly diversified portfolio of common stocks long and a different, broadly diversified portfolio of common stocks short. Additionally, it is both sector- and capitalization-neutral so that it will hold almost the same amount of equity securities long and short in each sector in which it invests and with respect to each market capitalization category. The "market- neutral" component of the Fund attempts to generate positive returns in most advancing and declining markets. Therefore, the Fund's "market-neutral" component has a low correlation to the performance of the overall stock markets.

SWAP AGREEMENTS are two-party contracts entered into primarily for periods ranging from a few weeks to several years. They provide for the risks and rewards of ownership without holding the actual underlying security. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The returns earned or realized that are swapped between the parties are calculated with respect to a "notional amount", which is an arbitrary or fictional amount (in U.S. dollars or other currency) selected by the parties and acts as the multiplier for the returns that are swapped. The larger the notional amount, the greater the potential gain or loss for the Fund will be. The Fund primarily focuses on S&P 500 Index swaps.

Using quantitative and fundamental analysis, SSI buys stocks "long" that SSI believes will perform better than their peers, and sells stocks "short" that SSI believes will underperform their peers. With a long position, the Fund purchases a stock outright, whereas with a short position the Fund sells a security that it has borrowed. SSI typically maintains an equal amount of long and short positions with respect to 90 to 95% of the Fund's net assets. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.

SSI uses several value and growth factors to evaluate the securities purchased. These factors include, but are not limited to:

-  Direction, timing or momentum of price movements
-  Price to earnings ratio
-  Cash flow analysis
-  Dividend discount model
-  Trading activity

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. SSI may participate in frequent portfolio transactions, which will lead to higher transaction costs and additional tax consequences, if SSI believes that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

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1 The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc. which does not sponsor and is in no way affiliated with the Fund.

FUND SUMMARY - GARTMORE LONG-SHORT EQUITY PLUS FUND

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PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by SSI's ability to assess economic conditions and investment opportunities.

In addition to stock market risk as described below, the Fund uses investment techniques and strategies that may present substantially higher risks and greater volatility than most other mutual funds. The Fund seeks to increase return by using short sales and other forms of volatile financial derivatives, primarily swap agreements. The Fund is not appropriate for conservative investors.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

DERIVATIVES RISK. The Fund will invest in derivatives, primarily swaps. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment; for the Fund, the contract value will generally be based on the S&P 500 Index. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SWAP RISK. Swap agreements are synthetic instruments that provide for the risks and rewards of ownership without holding the actual equity security or other underlying security. Swap agreements are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times. The profit or loss of an equity swap agreement is determined by the price movement in the underlying security or instrument, a fixed percentage of any dividends paid and the underlying financing rate agreed to by the parties. For swap agreements the financing rate is a fixed term interest rate.

PORTFOLIO TURNOVER RISK. SSI may engage in active and frequent trading of securities if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 8.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before- tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class C shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class C shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and afer-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

FUND SUMMARY - GARTMORE LONG-SHORT EQUITY PLUS FUND

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ANNUAL RETURNS-CLASS C SHARES* (YEARS ENDED DECEMBER 31)

                                [GRAPH OMITTED]

Best Quarter:    59.92%    4th qtr. of 1999
Worst Quarter:  -22.95%    4th qtr. of 2000

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* These annual returns do not include sales charges and do not reflect the effect of taxes. Through June 22, 2003, the returns were attained by the Fund's predecessor, the Montgomery Partners Long-Short Equity Plus Fund. If the sales charges were included, the annual returns would be lower than those shown.

                                                    One     Five      Since
Average annual returns-as of December 31, 2003(1)  Year    Years   Inception(2)
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Class A shares - Before Taxes(3)                   18.94%   6.56%        13.24%
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Class B shares - Before Taxes(3)                   20.59%   7.40%        14.06%
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Class C shares - Before Taxes*                     23.32%   6.74%        11.93%
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Class C shares - After Taxes on Distributions*      9.31%   0.75%         6.11%
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Class C shares - After Taxes on
Distributions and Sale of Fund Shares*             15.15%   2.94%         7.49%
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Class R shares - Before Taxes(4)                   25.16%   8.24%        14.50%
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Institutional Service Class shares
- Before Taxes(5)                                  25.16%   8.24%        14.50%
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Institutional Class shares - Before Taxes(5)       25.16%   8.24%        14.50%
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S&P 500 Index(6)                                   28.67%  -0.57%         4.73%

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1 These returns reflect performance after sales charges and expenses are deducted, and through June 22, 2003 were attained by the Fund's predecessor, the Montgomery Partners Long-Short Equity Plus Fund.

2 The Fund's predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

3 These returns through October 31, 2001 include the performance of the Class R shares of the Fund's predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund's predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Fund would have produced because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class A and Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

4 These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund's predecessor fund, for the period from November 1, 2001 to June 22, 2003 include the performance of the Class B shares of the Fund's predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund's Class R shares) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that the Fund's Class R shares do not have any applicable sales charges, but have not been adjusted for the lower expenses applicable to the Fund's Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Fund's Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as the Fund's other classes.

5 These returns for the period ended June 22, 2003 include the performance of the Fund's predecessor Class R shares and for the period from June 23, 2003 to December 31, 2003 include the performance of the Class B shares because Institutional Service Class and Institutional Class shares had not yet commenced operations. These returns have been adjusted for the fact that Institutional Service Class and Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Service Class and Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class and Institutional Class shares would have produced because Institutional Service Class and Institutional Class shares invest in the same portfolio of securities.

6 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARY - GARTMORE LONG-SHORT EQUITY PLUS FUND

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund depending on the class you select:

Shareholder Fees(1)                                                 Institutional
(paid directly              Class     Class      Class     Class       Service      Institutional
from your                     A         B          C         R          Class           Class
investment)                 shares    shares    shares     shares       shares          shares
===================================================================================================
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)            5.75%(2)      None       None      None            None            None
Maximum Sales
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Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable)             None(3)   5.00%(4)   1.00%(5)      None            None            None
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Redemption/
Exchange Fee
(as a percentage
of amount
redeemed
or exchanged)(6)              2.00%     2.00%      2.00%     2.00%           2.00%           2.00%

Annual Fund                                                         Institutional
Operating Expenses Class   Class     Class     Class      Class        Service       Institutional
(deducted from A             A         B         C          R           Class            Class
Fund assets) shares       shares    shares    shares     shares        shares            shares

Management Fees               1.50%     1.50%      1.50%     1.50%           1.50%           1.50%
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Distribution
and/or
Service (12b-1)
Fees                          0.25%     1.00%      1.00%  0.40%(7)           None             None
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Other Expenses
  Short Sale Dividend
  Expenses(8)                 1.65%     1.65%      1.65%     1.65%           1.65%           1.65%
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  Remainder of Other
  Expenses                    0.40%     0.40%      0.40%     0.60%           0.40%           0.40%
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Total Other
Expenses                      2.05%     2.05%      2.05%     2.25%           2.05%           2.05%
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Total Annual
Fund Operating
Expenses(9)                   3.80%     4.55%      4.55%     4.15%           3.55%           3.55%
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1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges" on page 14.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 17.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 17.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 17.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in other circumstances. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 20.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction.

9 GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expense, Rule 12b-1 fees and administrative services fees) to 1.90% for Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class shares at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged "Total Annual Fund Operating Expenses" could increase to ___% for Class A shares, ___% for Class B shares, ___% for Class C shares, 2.70% for Class R shares, ___% for Institutional Service Class shares and ___% for Institutional Class shares. before GMF would be required to limit the Fund's expenses. The Trust is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARY - GARTMORE LONG-SHORT EQUITY PLUS FUND

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EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 year   3 years   5 years   10 years
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Class A shares*:                    $   935  $  1,669  $  2,420  $   4,379
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Class B shares                      $   956  $  1,674  $  2,501  $   4,433
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Class C shares                      $   556  $  1,374  $  2,301  $   4,654
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Class R shares                      $   417  $  1,261  $  2,120  $   4,331
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Institutional Service Class shares  $   358  $  1,088  $  1,840  $   3,818
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Institutional Class shares          $   358  $  1,088  $  1,840  $   3,818
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You would pay the following expenses on the same investment if you did not sell your shares**:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   456  $  1,374  $  2,301  $   4,433
------------------------------------------------------
Class C shares  $   456  $  1,374  $  2,301  $   4,654
------------------------------------------------------

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*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUND

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PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

SHORT SALES. When SSI believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit by purchasing at a lower price and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, other liquid debt securities, equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

EQUITY SWAP CONTRACTS. In an equity swap contract, the counterparty generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract (i.e., an arbitrary or fictional amount (in U.S. dollars or other currency) selected by the parties and acts as the multiplier for the returns that are swapped) would have increased in value had it been invested in the basket of stocks (i.e., the stocks comprising the S&P 500 Index), plus the dividends that would have been received on those stocks. The Fund is likely to purchase S&P 500 Index swaps. In the swap transactions that the Fund will normally use, the Fund agrees to pay the broker-dealer interest at a given rate, such as LIBOR, on a notional amount that equals 90-95% of the net asset value of the securities held long by the Fund and any decrease in the return on the S&P 500 Index below a set value multiplied by the notional amount and, in exchange, the broker-dealer will agree to pay the Fund any increase in the return on the S&P 500 Index above the set value multiplied by the notional amount plus certain dividends. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments.

MONEY MARKET OBLIGATIONS. These include

-    U.S. government securities with remaining maturities of 397 days or less
- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
- Short-term obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
- Repurchase agreements relating to debt obligations that the Fund could purchase directly
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by SSI to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

OTHER PRINCIPAL RISKS

DERIVATIVES RISK. Derivatives are volatile and involve significant risks, which may include:

- LEVERAGE RISK. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

- CREDIT RISK. The risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.

MORE ABOUT THE FUND

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- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
- CORRELATION RISK. The risk that the price of the derivative and movements in the prices of the assets being hedged do not move as expected.

EQUITY SWAPS RISK. Under each swap agreement transaction, the Fund will generally have only the rights and obligations to receive or pay in cash an amount that represents the difference in the relative values of the investment positions held by each party to the swap transaction and the Fund will not receive or pay any securities in kind.

- Multiplying Effect of Long-Short and Swaps Positions and Asset Segregation Requirements. The Fund's use of both long and short positions and swap positions may have a multiplying effect on the gains and losses experienced by the Fund and the related segregation requirements.
     - For losses, if the securities index drops in value, the Fund will be obligated to pay both the notional amount multiplied by the interest rate, and multiplied by the reduction in the rate of return of the index (minus any dividends on securities in the index), and will have to segregate assets to cover this obligation. The Fund will have to cover its swaps obligation with segregated assets, at a time when the Fund has less assets to do so, because while the Fund's short position will have increased in value, its long position will have decreased in value, offsetting such increase. Consequently, the Fund may have to settle out of a portion of its short positions and sell securities at a loss or lower return, when the index is less in value, to meet its swaps asset segregation requirements. If the securities sold short by the Fund are different from the securities underlying the index used for the swaps, the Fund could experience the losses from its swap transactions, as described above, and losses from its long-short positions, where the price of the securities sold short rises above the price at which the securities were sold. In this case, if the Fund had to use its long position in securities for segregated assets to cover its swap transactions losses, it may have to settle out some of its short positions at a loss.
     - For gains, if the securities index climbs in value, the Fund will be obligated to pay only the notional amount multiplied by the interest rate and will have the right to receive the increase in the rate of return of the index multiplied by the notional amount (plus any dividends on securities in the index), and will have to segregate less assets to cover this obligation.
- Illiquidity. Because the swap transactions may have terms of greater than seven days, such transaction may be considered to be illiquid with the result that the Fund's assets segregated to meet its obligations would now be unavailable to meet the Fund's liquidity needs. Thus the Fund may have to sell or close out of investments at a loss or lower return to meet its liquidity needs.
- Additional Regulation. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation and adverse tax positions taken by the Internal Revenue Service, could adversely effect the Fund's ability to enter into swap agreements, terminate existing swap agreements, realize amounts to be received under swap agreements or avoid adverse tax consequences.

TEMPORARY INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the Investment Company Act of 1940, as amended, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Board of Trustees, GMF allocates the Fund's assets among one or more subadvisers and evaluates and monitors the performance of such subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Fund. However, GMF does not intend to do so at this time. GMF was organized in 1999 and advises mutual funds. As of January 31, 2004, GMF and its affiliates had approximately $38.2 billion in assets under management, including approximately $21.7 billion managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets, is 1.50% of the first $250 million of net assets; and 1.25% of net assets over $250 million. The total management fee paid by the Fund for the fiscal period ended October 31, 2003, expressed as a percentage of the Fund's average daily net assets, was 1.50%.

MULTI-MANAGER STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Board of Trustee approval but without shareholder approval. Currently, the Fund is subadvised by SSI. If a new non-affiliate subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Fund:

-    performing initial due diligence on prospective subadvisers for the Fund.
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a sub- adviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER

SSI Investment Management, Inc., 357 N. Canyon Drive, Beverly Hills, California, 90210 ("SSI"), is the subadviser of the Fund. Subject to the supervision of GMF, SSI manages the Fund's assets in accordance with the Fund's investment objective and strategies. SSI makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

SSI was founded in 1973. As of December 31, 2003, SSI managed over $900 million, primarily on behalf of institutional investors.

Out of its management fee, GMF pays SSI an annual subadvisory fee, based on the Fund's average daily net assets, of 1.00% of the first $50 million of net assets; and 0.75% of net assets over $50 million.

PORTFOLIO MANAGERS

SSI takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one portfolio manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

John Gottfurcht co-founded SSI in 1973 and is a pioneer of market- neutral investment strategies. He has over 35 years of experience managing investment portfolios. Mr. Gottfurcht has served as SSI's President since 1987 and is Chairman of the Portfolio Management Committee.

George Douglas is responsible for daily management of the Fund's investment portfolio and directing SSI's research process. Mr. Douglas has 26 years of experience in quantitative equity research and portfolio management and attended the University of Wisconsin, where he earned an M.B.A. degree in Finance, an M.S. degree in Statistics, and a B.S. degree in Mathematics. He has been Vice President and Chief Investment Officer at SSI since 1994.

Kenneth Raguse is responsible for analyzing investments in consumer products, technology, media and healthcare. He has over 12 years of experience in portfolio management and holds an M.S. Degree in Finance and a B.S. Degree in Economics, both from the University of Wisconsin. He has been Vice President and Senior Portfolio Analyst at SSI since 1997.

David Rosenfelder is responsible for analyzing investments in capital goods, basic materials, defense/aerospace and transportation. Mr. Rosenfelder has over 19 years of experience in portfolio management and holds an M.B.A. degree in Finance from UCLA's Anderson School of Management, and a B.S. degree in Accounting from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 1995.

MANAGEMENT

================================================================================


Tim Ruiz is responsible for analyzing investments in finance, energy, REITs and utilities. He possesses over 12 years of experience in portfolio management and holds a B.S. degree in Finance from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 2000, and was a Trader and Equity Analyst for SSI's investment portfolios from 1992 to 2000.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                            Class B shares                       Class C shares
---------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so        No front-end sales charge,
portion of your initial investment goes   your full investment immediately     so your full investment
toward the sales charge, and is           goes toward buying shares            immediately goes toward
not invested                                                                   buying shares
---------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales       No reductions of the CDSC            Like Class B shares, no
charge available                          available, but waivers available     reductions of  the CDSC
                                                                               are available, but waivers
                                                                               of CDSC are available
---------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and           Higher distribution and service      Higher distribution and service
Class C shares mean higher                fees than Class A shares mean        fees than Class A shares mean
dividends per share                       higher fund expenses and lower       higher fund expenses and lower
                                          dividends per share                  dividends per share
---------------------------------------------------------------------------------------------------------------
Conversion features are not               After seven years, Class B           Unlike Class B shares, Class C
applicable                                shares convert into Class A          shares do not automatically
                                          shares, which reduces your           convert into another class
                                          future fund expenses
---------------------------------------------------------------------------------------------------------------
No sales charge when shares are           CDSC if shares are sold within       CDSC of 1% is applicable if
sold back to a Fund(1)                    six years: 5% in the first year,     shares are sold in the first
                                          4% in the second, 3% in the          year after purchase
                                          third and fourth years, 2% in
                                          the fifth, and 1% in the sixth year
---------------------------------------------------------------------------------------------------------------
No maximum investment limit               Investments of $100,000 or           Investments of $1,000,000
                                          more may be rejected                 or more may be rejected(2)

---------------
1 A CDSC of up to 0.50% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Fund offers Institutional Service Class, Institutional and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non- retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- retirement plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES  (Continued)

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- retirement plans if no third party administrator for the plan receives compensation from the Fund
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser and derives compensation for its services exclusively from its clients for such advisory services

BUYING, SELLING AND EXCHANGING FUND SHARES

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If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional or Institutional Service Class of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)                                  $    2,000
-------------------------------------------------------------------------
To open an IRA account (per Fund)                              $    1,000
-------------------------------------------------------------------------
Additional investments (per Fund)                              $      100
-------------------------------------------------------------------------
To start an Automatic Asset Accumulation Plan                  $    1,000
-------------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan per transaction   $       50
-------------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)                                  $   50,000
-------------------------------------------------------------------------
Additional investments                                               None
-------------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS SHARES

To open an account (per Fund)                                  $1,000,000
-------------------------------------------------------------------------
Additional investments                                               None
-------------------------------------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

-  New Year's Day
-  Martin Luther King, Jr. Day
-  Presidents' Day
-  Good Friday
-  Memorial Day
-  Independence Day
-  Labor Day
-  Thanksgiving Day
-  Christmas Day
-  Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

                              Sales Charge
                                as % of             Dealer
                      --------------------------  Commission
                                     Amount         as % of
                      Offering      Invested       Offering
Amount of purchase      Price    (approximately)     Price
-------------------------------------------------------------
Less than $50,000         5.75%            6.10%        5.00%
-------------------------------------------------------------
50,000 to $99,999         4.75             4.99         4.00
-------------------------------------------------------------
100,000 to $249,999       3.50             3.63         3.00
-------------------------------------------------------------
250,000 to $499,999       2.50             2.56         2.00
-------------------------------------------------------------
500,000 to $999,999       2.00             2.04         1.75
-------------------------------------------------------------
1 million or more         None             None         None*
-------------------------------------------------------------

*  Dealer may be eligible for a finder's fee as disclosed below.

BUYING, SELLING AND EXCHANGING FUND SHARES

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YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUND. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Fund and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables show
     ---------------------------------------------
     how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the same
     -----------------------
     address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge.To the extent you are eligible to purchase Class D shares of another Gartmore Fund, there purchases may also be combined.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and rein- vestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13- month
     --------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
     To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


-    retirement plans.
- Trustees and retired Trustees of The Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800- 848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund's prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
------------  -----  ------  ------  ------  ------  ------  --------
Sales charge     5%      4%      3%      3%      2%      1%        0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of          $1 million     $25 million
Purchase        to $24,999,999      or more
--------------  ----------------  ------------
Amount of CDSC        0.50%          0.25%

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 701/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes - Selling and Exchanging Fund Shares" on page 23

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled

"Signature Guarantee-Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, Class B or Class C shares of the Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

Fund/Class              As a % of daily net assets
---------------------------------------------------------------
Class A shares          0.25% (distribution or service fee)
---------------------------------------------------------------
Class B shares          1.00% (0.25% service fee)
---------------------------------------------------------------
Class C shares          1.00% (0.25% service fee)
---------------------------------------------------------------
Class R shares          0.50% (0.25%
                        of which may be either a
                        distribution or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


EXCHANGING SHARES

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes- Selling and Exchanging Fund Shares" on page 23.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 16 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice- response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION  FEES

The Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE  FEES

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Fund                                     Exchange Fee
------------------------------------------------------
Gartmore Emerging Markets Fund. . . . . . . . . .2.00%
Gartmore Focus Fund . . . . . . . . . . . . . . .2.00%
Gartmore Global Financial Services Fund . . . . .2.00%
Gartmore Global Health Sciences Fund. . . . . . .2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . .2.00%
Gartmore Global Utilities Fund. . . . . . . . . .2.00%
Gartmore International Growth Fund. . . . . . . .2.00%
Gartmore Long-Short Equity Plus Fund. . . . . . .2.00%
Gartmore Nationwide Leaders Fund. . . . . . . . .2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . .2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . .2.00%
Gartmore Micro Cap Equity Fund. . . . . . . . . .1.50%
Gartmore Mid Cap Growth Fund .. . . . . . . . . .1.50%
Gartmore Millennium Growth Fund . . . . . . . . .1.50%
Gartmore Small Cap Fund . . . . . . . . . . . . .1.50%
Gartmore Value Opportunities Fund . . . . . . . .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's redemption or exchange fee. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares sold or exchanged under regularly scheduled withdrawal plans
-    Shares  purchased  through  reinvested  dividends  or  capital  gains
- Shares sold following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
- Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 years and other required distributions form retirement accounts

Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax- deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER  TAX-DEFERRED ACCOUNTS

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax- deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Because the Montgomery Partners Long-Short Equity Plus Fund (the "predecessor fund") was reorganized into the Fund (which was a shell fund having no previous operations) as of June 23, 2003, the financial highlights through June 22, 2003 are for the predecessor fund.

The information for the period ended October 31, 2003, the fiscal years ended June 30, 2002, 2001, 2000 and 1999, and the fiscal year ended March 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Trust's annual reports, which is available upon request

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE LONG-SHORT EQUITY PLUS FUND

                                              Investment Activities                Distributions
                                      --------------------------------------  -------------------------
                                                       Net
                                                     Realized
                             Net                       and
                            Asset         Net       Unrealized      Total                                     Net
                            Value,    Investment      Gains         from         Net                     Asset Value,
                          Beginning     Income     (Losses) on   Investment   Realized       Total          End of
                          of Period     (Loss)     Investments   Activities     Gains    Distributions      Period
                          ----------  -----------  ------------  -----------  ---------  --------------  -------------
CLASS A SHARES
Period Ended
June 30, 2002 (d)         $    11.14        6.65          (6.9)       (0.25)         -               -   $       10.89
Year Ended
June 30, 2003             $    10.89   (0.08) (f)         0.14         0.06          -               -   $       10.95
Period Ended
October 31, 2003 (e)      $    10.95       (0.07)         1.12         1.05          -               -   $       12.00

CLASS B SHARES
Period Ended
June 30, 2002 (d)         $    11.14       (0.07)        (0.17)       (0.24)         -               -   $       10.90
Year Ended
June 30, 2003             $    10.90   (0.23) (f)         0.19        (0.04)         -               -   $       10.86
Period Ended
October 31, 2003 (e) (f)  $    10.86        (0.1)         1.12         1.02          -               -   $       11.88

CLASS C SHARES
Year Ended
March 31, 1999            $    11.83   (0.15) (f)         4.55          4.4       (1.1)           (1.1)  $       15.13
Period Ended
June 30, 1999             $    15.13       (0.13)         3.01         2.88          -               -   $       18.01
Year Ended
June 30, 2000             $    18.01       (0.71)        12.41         11.7      (1.99)          (1.99)  $       27.72
Year Ended
June 30, 2001             $    27.72       (0.15)        (8.43)       (8.58)     (9.12)          (9.12)  $       10.02
Year Ended
June 30, 2002             $    10.02       (0.66)        (0.31)       (0.97)         -               -   $        9.05
Year Ended
June 30, 2003             $     9.05       (0.19)         0.17        (0.02)         -               -   $        9.03
Period Ended
October 31, 2003 (e)      $     9.03       (0.08)         0.93         0.85          -               -   $        9.88

                                                              Ratios / Supplemental Data
                                       ----------------------------------------------------------------------------
                                                             Ratio of     Ratio of
                                                               Net        Expenses
                                                   Ratio    Investment    (Prior to    Ratio of Net
                                         Net        of        Income     Reimburse-     Investment
                                        Assets   Expenses     (Loss)       ments)      Income (Loss)
                                        at End      to          to           to          (Prior to
                                          of      Average     Average      Average    Reimbursements)
                             Total      Period      Net         Net          Net        to Average      Portfolio
                          Return (a)    (000s)    Assets      Assets     Assets (b)   Net Assets (b)   Turnover (c)
                          -----------  --------  ---------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended
June 30, 2002 (d)         (2.24%) (g)  $    144  1.95% (h)  122.95% (h)    2.26% (h)      122.64% (h)          425%
Year Ended
June 30, 2003                   0.55%  $ 29,561      3.47%      (2.04%)        3.66%          (2.23%)          424%
Period Ended
October 31, 2003 (e)        9.59% (g)  $ 29,468  3.23% (h)  (1.77%) (h)          (i)              (i)       126.69%

CLASS B SHARES
Period Ended
June 30, 2002 (d)         (2.15%) (g)  $    121  2.74% (h)  (1.45%) (h)    2.86% (h)      (1.57%) (h)          425%
Year Ended
June 30, 2003                 (0.37)%  $    141      3.73%      (2.31%)        4.54%          (3.12%)          424%
Period Ended
October 31, 2003 (e) (f)    9.39% (g)  $    414  3.98% (h)  (2.54%) (h)          (i)              (i)       126.69%

CLASS C SHARES
Year Ended
March 31, 1999                 38.81%  $  6,425      3.10%      (1.10%)        4.54%          (2.54%)          226%
Period Ended
June 30, 1999              19.37% (g)  $  7,209  3.10% (h)  (3.07%) (h)    5.36% (h)      (5.33%) (h)           43%
Year Ended
June 30, 2000                  65.61%  $  9,927      2.82%      (2.65%)        4.67%          (4.50%)          204%
Year Ended
June 30, 2001                (40.62%)  $  3,102      3.04%      (1.51%)        3.82%          (2.29%)          143%
Year Ended
June 30, 2002                (17.65)%  $  1,819      3.28%      (5.41%)        3.71%          (5.87%)          425%
Year Ended
June 30, 2003                 (0.22)%  $  1,323      3.72%      (2.31%)        4.54%          (3.13%)          424%
Period Ended
October 31, 2003 (e)        9.41% (g)  $  1,487  3.98% (h)  (2.52%) (h)          (i)              (i)       126.69%

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e)  For the period from July 1, 2003 through October 31, 2003.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g)  Not annualized.
(h)  Annualized.
(i)  There were no fee reductions in this period.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service

Representatives are available 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205                                          GG-_____ 3/04

--------------------------------------------------------------------------------
SECTOR Series

Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund



GARTMORE
   FUNDS                                                   WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------


PROSPECTUS

March 1, 2004



                                [GRAPHIC OMITTED]



Look BEYOND(SM).


GARTMORE
                                As with all mutual funds, the Securities and
                                Exchange Commission has not approved or
                                disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Principal Investments and Techniques
Other Investments and Strategies
Principal Risks
Other Risks
Temporary Investments

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Investment Adviser - Gartmore Global Health Sciences and
  Gartmore Global Technology and Communications Funds
Investment Advisor - Gartmore Global Financial Services and
  Gartmore Global Utilities Funds
Subadviser for the Gartmore Global Financial Services and
  Gartmore Global Utilities Funds

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . . . . . . . 22
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
  Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about four funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 19. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

Because each Fund concentrates its investments in particular sectors of the economy, it may present substantially higher risks and greater volatility than other mutual funds. Each Fund may not be appropriate for conservative investors. The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has five different share classes-Class A, Class B, Class C, Class R and Institutional Service Class. The fees, sales charges and expenses for each share class of a Fund are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 22.

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

THE FINANCIAL SERVICES SECTOR INCLUDES, BUT IS NOT LIMITED TO:

-    banks and savings and loan institutions and their holding companies,
-    consumer and industrial finance companies,
-    investment banks,
-    insurance brokers, securities brokers and investment advisers,
-    real estate-related companies,
-    leasing companies, and
- insurance companies, such as property and casualty and life insurance holding companies.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP") as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the financial services sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the financial services sector.

The Fund invests 25% or more of its total assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts.

The Fund may invest in financial services companies of any size. The Fund will invest in securities of large companies that are well established in the financial services area because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If GGP thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

In making decisions whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long-or short-term benefits of frequent portfolio trading outweigh such costs.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND

================================================================================


FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its assets in companies in one or more of the industry groups listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could be subject to a greater risk of loss and have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be susceptible to economic, regulatory and political conditions affecting the financial services sector, such as government regulation, the availability and cost of capital funds, industry consolidation, changes in interest rates, defaults by borrowers and general economic conditions.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN - CLASS A SHARES* (YEAR ENDED DECEMBER 31)

[GRAPHIC OMITTED]

Best Quarter:    22.35%   2nd qtr. of 2003
Worst Quarter:  -19.98%   3rd qtr. of 2002

----------------

* This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND

================================================================================


Average annual returns(1)                                         Since
as of December 31, 2003                             1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                       32.80%       9.80%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       29.18%       8.27%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       21.76%       7.57%
and Sale of Shares
-------------------------------------------------------------------------
Class B shares - Before Taxes                       34.70%       10.91%
-------------------------------------------------------------------------
Class C shares - Before Taxes*                      37.33%       11.68%
-------------------------------------------------------------------------
Class R shares - Before Taxes(3)                    39.70%       12.22%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   41.20%       13.35%
-------------------------------------------------------------------------
MSCI World Financials Index(4)                      33.76%       3.74%

----------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 18, 2001.

3 These returns until the creation of Class R shares (12/31/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

4 The MSCI World Financials Index is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the Class you select:

Institutional
Shareholder Fees(1)        Class     Class     Class     Class      Service
(paid directly from          A         B         C         R         Class
your investment)           shares    shares    shares   shares       shares
----------------------------------------------------------------------------
Maximum Sales
Charge (Load)
|imposed on
purchases (as a
percentage of
offering price)           5.75%(2)     None      None       None     None
----------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)             None(3)   5.00%(4)  1.00%(5)     None     None
----------------------------------------------------------------------------
Redemption/Exchange
Fee (as percentage
of amount redeemed
or exchanged)(6)             2.00%     2.00%     2.00%     2.00%     2.00%
----------------------------------------------------------------------------

                                                               Institutional
Annual Fund Operating     Class     Class     Class     Class     Service
Expenses (deducted          A         B         C         R         Class
from Fund assets)         shares    shares    shares    shares     shares
----------------------------------------------------------------------------
Management Fees              1.00%     1.00%     1.00%    1.00%      1.00%
----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees         0.25%     1.00%     1.00%    0.40%(7)   None
----------------------------------------------------------------------------
Other Expenses               1.78%     1.78%     1.78%    1.98%      1.78%
----------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES           3.03%     3.78%     3.78%    3.38%      2.78%
----------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                1.38%     1.38%     1.38%    1.38%      1.38%
----------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(8)           1.65%     2.40%     2.40%    2.00%      1.40%

----------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A shares" beginning on page 24.


                                                                               5

FUND SUMMARIES-GARTMORE GLOBAL FINANCIAL SERVICES FUND

================================================================================


3 A CDSC of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 24.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 27.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not apply in certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 27 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 30.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative service fees) from exceeding 1.40% for Class A, Class B, Class C, Class R and for Institutional Service Class shares through at least February 28, 2005. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.90% for Class A, 2.15% for Class R and 1.65% for Institutional Service Class shares before GGAMT would be required to further limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   733  $  1,335  $  1,961  $   3,637
-------------------------------------------------------------
Class B shares         $   743  $  1,328  $  2,033  $   3,690
-------------------------------------------------------------
Class C shares         $   343  $  1,028  $  1,833  $   3,931
-------------------------------------------------------------
Class R shares         $   203  $    911  $  1,641  $   3,574
-------------------------------------------------------------
Institutional Service  $   143  $    731  $  1,347  $   3,009
Class shares

You would pay the following expenses on the same investment if you did not sell your shares**:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares         $   243  $  1,028  $  1,833  $   3,690
-------------------------------------------------------------
Class C shares         $   243  $  1,028  $  1,833  $   3,931

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

Products and services that have a "health sciences" orientation focus on maintaining or improving one's quality of life. So, for example, the Fund invests in companies that are engaged in research and development or the production or distribution of products or services related to medicine, pharmaceuticals or personal health care.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies engaged in the development, production, or distribution of products and services that have a health science orientation. The Fund invests 25% or more of its total assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices. A security will generally be considered appropriate if (as determined by the portfolio manager) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the health care sector.

The Fund primarily invests in equity securities which may include common stocks, convertible securities, and depositary receipts. The Fund may invest in companies of any size. The Fund invests in securities of large companies that are well established in the health sciences area because they can be expected to grow with the market. The Fund also invests in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund will invest its assets in investments that are tied economically to a number of countries thoughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth.
-    Positive fundamental change taking place.
-    High return on invested capital.
-    A healthy balance sheet.
-    Sound financial and accounting policies and overall financial strength.
-    Strong competitive advantages.
-    Effective research and product development and marketing.
-    Strong management.
- General operating characteristics that will enable the company to compete successfully in its respective markets.

The portfolio manager considers whether to sell a particular security when any of the previous factors materially changes with respect to the security. A security will also be sold when the portfolio manager believes that an alternative investment provides more attractive risk/return characteristics.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND

================================================================================


MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid-size and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its total assets in one or more of the health-related industry groups noted above. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or group of industries.

The Fund especially is vulnerable to the risk that economic prospects of health-care companies may fluctuate dramatically due to changes in the regulatory and competitive environment. A significant portion of health-care services is funded or subsidized by the government, so that changes in government policies-at the state or federal level-may affect the demand for health-care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; lawsuits against health-care companies related to product liability issues; and the rapid speed at which many health-care products and services become obsolete.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMMITTED]

Best Quarter:    20.00%   2nd qtr. of 2003
Worst Quarter:  -17.40%   1st qtr. of 2001

----------------

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND

================================================================================


Average annual returns(1)                                          Since
as of December 31, 2003                             1 year   Inception(2)
-------------------------------------------------------------------------
Class A shares - Before Taxes                        28.84%         1.60%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        25.49%         0.70%
-------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        18.83%         0.86%
and Sale of Shares
-------------------------------------------------------------------------
Class B shares - Before Taxes                        30.98%         2.02%
-------------------------------------------------------------------------
Class C shares - Before Taxes(3)*                    33.65%         2.63%
-------------------------------------------------------------------------
Class R shares - Before Taxes(3)                     35.98%         2.97%
-------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    37.03%         3.92%
-------------------------------------------------------------------------
Goldman Sachs Healthcare Index(4)                    23.22%        -5.06%

---------------
1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 2000.

3 These returns until the creation of Class C shares (9/23/02) and Class R shares (12/31/03) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because all of the Fund's classes of shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect he differing levels of other fees (primarily Rule 12b-1 and administrative services fees0 applicable to such classes.

4 The Goldman Sachs Healthcare Index is an unmanaged index representative of the stocks in the healthcare sector. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select:

                                                                  Institutional
Shareholder Fees(1)        Class     Class     Class     Class       Service
(paid directly from          A         B         C         R          Class
your investment)           shares    shares    shares    shares       shares
--------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)             5.75%(2)   None      None      None          None
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)               None(3)   5.00%(4)  1.00%(5)  None          None
--------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed
or exchanged)(6)             2.00%     2.00%     2.00%     2.00%         2.00%
--------------------------------------------------------------------------------

                                                                   Institutional
Annual Fund Operating       Class     Class     Class     Class       Service
Expenses (deducted            A         B         C         R          Class
from Fund assets)          shares    shares    shares    shares       shares
--------------------------------------------------------------------------------
Management Fees              1.00%     1.00%     1.00%     1.00%         1.00%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees         0.25%     1.00%     1.00%     0.40%(7)      None
--------------------------------------------------------------------------------
Other Expenses               1.17%     1.10%     1.10%     1.30%         1.27%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES           2.42%     3.10%     3.10%     2.70%         2.27%
--------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                0.85%     0.85%     0.85%     0.85%         0.85%
--------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(8)           1.57%     2.25%     2.25%     1.85%         1.42%

----------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A shares" beginning on page 24.


                                                                               9

FUND SUMMARIES-GARTMORE GLOBAL HEALTH SCIENCES FUND

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3 A CDSC of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 24.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 27.

5 A CDSC of 1% may be charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not apply in certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 27 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 30.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.25% for Class A, Class B, Class C, Class R and Institutional Service Class shares through at least February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.75% for Class A, 2.00% for the Class R and 1.50% for Institutional Service Class shares of the Fund before GMF would be required to further limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   726  $  1,210  $  1,719  $   3,112
-------------------------------------------------------------
Class B shares         $   728  $  1,177  $  1,751  $   3,119
-------------------------------------------------------------
Class C shares         $   328  $    877  $  1,551  $   3,352
-------------------------------------------------------------
Class R shares         $   188  $    758  $  1,354  $   2,969
-------------------------------------------------------------
Institutional Service
Class shares           $   145  $    628  $  1,138  $   2,539

You would pay the following expenses on the same investment if you did not sell your shares**:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares         $   228  $    877  $  1,551  $   3,119
-------------------------------------------------------------
Class C shares         $   228  $    877  $  1,551  $   3,352

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

TECHNOLOGY is the use of science to create new products and services. The sector comprises information technology and communications as well as medical, environmental and biotechnology.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. A security is generally considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, technology and communications industries.

The Fund invests more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment. Because the Fund is also a non-diversified fund, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging market countries, the Fund will invest in companies located in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

-    Above-average per share earnings growth.
-    High return on invested capital.
-    A healthy balance sheet.
-    Sound financial and accounting policies and overall financial strength.
-    Strong competitive advantages.
-    Effective research, product development and marketing.
-    Development of new technologies.
-    Efficient service.
-    Pricing flexibility.
-    Strong management.
- General operating characteristics that will enable the company to compete successfully in its respective markets.

The Fund's portfolio manager considers whether to sell a particular security when any of those factors materially change.

In making decisions on whether to buy or sell a security, the portfolio manager is not limited by the turnover rate of the Fund. The portfolio manager may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if the portfolio manager believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in securities of mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-sized and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund invests more than 25% of its total assets in companies in the industries listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile and which may entail greater risk of loss than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting the technology and communication sectors, such as abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund if the portfolio manager believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMMITTED]

Best Quarter:    24.50%    2nd qtr. of 2003
Worst Quarter:  -41.28%    1st qtr. of 2001

----------------

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


Average annual returns(1)                                           Since
as of December 31, 2003                             1 year     Inception(2)
---------------------------------------------------------------------------
Class A shares - Before Taxes                        42.64%      -23.86%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        42.64%      -24.51%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
 Sale of Shares                                      27.72%      -19.25%(3)
---------------------------------------------------------------------------
Class B shares                                       45.20%      -23.76%
---------------------------------------------------------------------------
Class C shares(4)*                                   48.00%      -23.19%
---------------------------------------------------------------------------
Class R shares - Before Taxes(4)                     50.61%      -23.09%
---------------------------------------------------------------------------
Institutional Service Class shares                   51.78%      -22.22%
---------------------------------------------------------------------------
Morgan Stanley High-Tech 35 Index(5)                 65.39%      -19.47%
---------------------------------------------------------------------------
NASDAQ 100 Index(6)                                   ____%        ____%
---------------------------------------------------------------------------

---------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on June 30, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns until the creation of Class C shares (3/1/01) and Class R shares (12/31/03) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C and Class R shares would have produced because all of the Fund's classes of shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect he differing levels of other fees (primarily Rule 12b-1 and administrative services fees applicable to such classes.

5 The Morgan Stanley High-Tech 35 Index is an equal dollar-weighted index of 35 stocks in nine different technology subsectors. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

                                                                 Institutional
Shareholder Fees(1)        Class     Class     Class     Class      Service
(paid directly from          A         B         C         R         Class
your investment)           shares    shares    shares   shares       shares
-------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)           5.75%(2)    None      None       None           None
-------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)             None(3)   5.00%(4)  1.00%(5)    None           None
-------------------------------------------------------------------------------
Redemption/Exchange
Fee(as percentage
of amount redeemed
or exchanged)(6)             2.00%     2.00%     2.00%    2.00%           2.00%
-------------------------------------------------------------------------------

                                                                 Institutional
Annual Fund Operating        Class     Class     Class     Class    Service
Expenses (deducted             A         B         C         R       Class
from Fund assets)           shares    shares    shares    shares     shares
-------------------------------------------------------------------------------
Management Fees              0.98%     0.98%     0.98%    0.98%           0.98%
-------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees         0.25%     1.00%     1.00%    0.40%(7)        None
-------------------------------------------------------------------------------
Other Expenses               1.88%     1.84%     1.84%    2.04%           2.00%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES           3.11%     3.82%     3.82%    3.42%           2.98%
-------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                1.42%     1.42%     1.42%    1.42%           1.42%
-------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(8)           1.69%     2.40%     2.40%    2.00%           1.56%

FUND SUMMARIES - GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

================================================================================


---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class C sales charges" beginning on page 24.

3 A contingent deferred sales charge ("CDSC") of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 24.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 27.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not apply in certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page 27 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 30.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to any taxes, interest, extraordinary expenses, brokerage fees, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.40% for Class A, Class B, Class C, Class R and Institutional Service Class shares through at least February 28, 2005. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.90% for Class A, 2.15% for Class R and 1.65% for Institutional Service Class shares before GMF would be required to further limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   737  $  1,354  $  1,995  $   3,705
-------------------------------------------------------------
Class B shares         $   743  $  1,336  $  2,048  $   3,736
-------------------------------------------------------------
Class C shares         $   343  $  1,036  $  1,848  $   3,963
-------------------------------------------------------------
Class R shares         $   203  $    919  $  1,657  $   3,608
-------------------------------------------------------------
Institutional Service
Class shares           $   159  $    788  $  1,442  $   3,198

You would pay the following expenses on the same investment if you did not sell your shares**:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares         $   243  $  1,036  $  1,848  $   3,736
-------------------------------------------------------------
Class C shares         $   243  $  1,036  $  1,848  $   3,963

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND

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OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

UTILITY COMPANIES:

Companies in the utilities sector are companies that provide certain utilities and related services to the public including, but not limited to:

-    Energy sources,
-    Maintenance services,
-    Companies that provide infrastructure for utilities,
-    Cable television,
-    Radio,
-    Telecommunications services,
-    Transportation services, and
-    Water and sanitary services.

Although utility companies have traditionally paid above-average dividends, GGP's style focuses on companies that have strong growth potential rather than those paying high current dividends.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies with business operations in the utilities sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, the provision of utilities services or activities in utilities-related industries.

The Fund invests 25% or more of its total assets in at least one of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services, and water and sanitary services. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund primarily invests in equity securities which may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts. The Fund may also invest in bonds and preferred stocks of utility companies.

The Fund may invest in utility companies of any size. The Fund invests in securities of large companies that are well established in the utilities sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund invests its assets in investments that are tied economically to a number of countries thoughout the world, including the United States. If the portfolio manager thinks that advantageous investment opportunities exist in securities of companies located in emerging securities countries, the Fund will invest in companies located in those countries.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences, if GGP believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND

================================================================================


FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments, more volatile currencies and less established markets.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Funds' net asset value and total return.

CONCENTRATION RISK. The Fund invests 25% or more of its total assets in companies in one or more of the industry groups listed above. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration. In addition to these general risks, the Fund may be especially susceptible to factors affecting the utilities sector, such as substantial economic, operational, competitive, technological or regulatory changes. Increases in fuel and energy prices and prices of other natural resources have also historically limited the growth potential of utility companies.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund if GGP believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 19.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After tax returns are shown for Class A shares only. After tax returns for other classes will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN - CLASS A SHARES* (YEAR ENDED DECEMBER 31)

[GRAPHIC OMMITTED]

Best Quarter:    18.65%    2nd qtr. of 2003
Worst Quarter:  -19.30%    3rd qtr. of 2002

----------------

* This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE GLOBAL UTILITIES FUND

================================================================================


Average annual returns(1)                                            Since
as of December 31, 2003                             1 year     Inception(2)
----------------------------------------------------------------------------
Class A shares - Before Taxes                        18.37%        -5.75%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        18.35%        -6.00%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions        11.96%        -5.02%(3)
and Sale of Shares
----------------------------------------------------------------------------
Class B shares - Before Taxes                        19.53%        -5.12%
----------------------------------------------------------------------------
Class C shares - Before Taxes*                       22.37%        -4.18%
----------------------------------------------------------------------------
Class R shares - Before Taxes                        24.66%        -3.65%
----------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    25.78%        -2.73%
----------------------------------------------------------------------------
MSCI World Telecommunication Services Index(5)       25.95%        -5.13%
----------------------------------------------------------------------------
MSCI World Utilities Index(6)                        29.31%        -0.14%
----------------------------------------------------------------------------
Composite Index(7)                                   27.35%       -11.26%

----------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 18, 2001.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns until the creation of Class R shares (12/31/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

5 The MSCI World Telecommunication Services Index is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

6 The MSCI World Utilities Index is an unmanaged index made up of industry groups such as electric, gas, multi utilities and unregulated power and water. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

7 The Composite Index is a combination of 60% MSCI World Telecommunications Services Index and 40% MSCI World Utilities Index.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

                                                                  Institutional
Shareholder Fees(1)        Class     Class     Class     Class       Service
(paid directly from          A         B         C         R          Class
your investment)           shares    shares    shares    shares       shares
--------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage
of offering price)          5.75%(2)   None       None      None        None
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)              None(3)    5.00%(4)  1.00%(5)   None        None
--------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed
or exchanged)(6)             2.00%     2.00%     2.00%      2.00%        2.00%
--------------------------------------------------------------------------------

                                                                  Institutional
Annual Fund Operating      Class     Class     Class     Class        Service
Expenses (deducted           A         B         C         R          Class
from Fund assets)          shares    shares    shares    shares       shares
--------------------------------------------------------------------------------
Management Fees              0.80%     0.80%     0.80%     0.80%         0.80%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees         0.25%     1.00%     1.00%     0.40%(7)      None
--------------------------------------------------------------------------------
Other Expenses               2.15%     2.15%     2.15%     2.35%         2.15%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES           3.20%     3.95%     3.95%     3.55%         2.95%
--------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                1.75%     1.75%     1.75%     1.75%         1.75%
--------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(8)           1.45%     2.20%     2.20%     1.80%         1.20%

FUND SUMMARIES-GARTMORE GLOBAL UTILITIES FUND

================================================================================


---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class C shares" beginning on page 24.

3 A CDSC of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 24.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 27.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 27.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not apply in certain other circumstances plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 27 and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 30.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative service fees) from exceeding 1.20% for Class A, Class B, Class C, Class R and Institutional Service Class shares through at least February 28, 2005. If the maximum amount of Rule 12b-1 fees and administrative service fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A, 1.95% for Class R and 1.45% for Institutional Service Class shares before GGAMT would be required to further limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   714  $  1,350  $  2,009  $   3,763
-------------------------------------------------------------
Class B shares         $   723  $  1,344  $  2,082  $   3,817
-------------------------------------------------------------
Class C shares         $   323  $  1,044  $  1,882  $   4,055
-------------------------------------------------------------
Class R shares         $   183  $    926  $  1,691  $   3,703
-------------------------------------------------------------
Institutional Service  $   122  $    747  $  1,398  $   3,146
Class shares

You would pay the following expenses on the same investment if you did not sell your shares**:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares         $   223  $  1,044  $  1,882  $   3,817
-------------------------------------------------------------
Class C shares         $   223  $  1,044  $  1,882  $   4,055

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

More About the Funds

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The SAI contains additional information about the Funds, including the Funds' other investment techniques. For information on how to obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS (ALL FUNDS). A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "depositary receipts"). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the underlying securities of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

CONVERTIBLE SECURITIES (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES, GLOBAL HEALTH SCIENCES). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS (GLOBAL FINANCIAL SERVICES, GLOBAL UTILITIES). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS (GLOBAL FINANCIAL SERVICES). Real estate investment trusts ("REITs") are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PRINCIPAL RISKS

SMALL CAP RISK (ALL FUNDS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which a Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

MORE ABOUT THE FUNDS

================================================================================


In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS - A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Funds to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio managers to completely and accurately determine a company's financial condition.

- CURRENCY - Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

================================================================================


INVESTMENT ADVISERS - GLOBAL HEALTH SCIENCES AND GLOBAL TECHNOLOGY AND COMMUNICATIONS FUNDS

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of these Funds. GMF was organized in 1999 and manages mutual fund assets. As of January 31, 2004, GMF and its U.S. affiliates had approximately $38.2 billion in assets under management, of which approximately $21.7 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The annual management fees paid by each Fund for the fiscal year ended October 31, 2003, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

Fund                                                                        Fee
-------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                                     1.00%*
Gartmore Global Technology and Communications Fund                       0.98%*

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND PORTFOLIO MANAGER: Aaron Harris is the portfolio manager for the Fund. Prior to joining GMF in April 2000, Mr. Harris was co-portfolio manager for the Nicholas-Applegate Global Technology Fund from 1998-March 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

Chip Zhu, portfolio manager, assists Mr. Harris in managing the Fund.

GARTMORE GLOBAL HEALTH SCIENCES FUND PORTFOLIO MANAGER:
Paul Cluskey is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Cluskey joined GMF in April 2001. Prior to that, he was the co-lead portfolio manager for Nicholas-Applegate Global Health Care Fund since its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas-Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he had been a senior small cap stock analyst with SEI Investments. Before that, he worked at Piper Jaffray, Inc. as a corporate finance analyst.

INVESTMENT ADVISOR - GARTMORE GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GLOBAL UTILITIES FUND

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. GGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of January 31, 2004, GGAMT and its U.S. affiliates had over $38.2 billion in assets under management, of which $371.9 million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Funds' average daily net assets. The annual management fees paid by a Fund (including fees paid to a Fund's subadviser) for the fiscal year ended October 31, 2003, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

Fund                                                                         Fee
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                                   1.00%*
Gartmore Global Utilities Fund                                            0.80%*

---------------

* Effective March 1, 2004, the contractual management fee for the Funds have been changed as follows:

Fund                                     Assets                             Fee
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund     0 up to $500 million              1.00%
                                         500 million up to $2 billion      0.95%
                                         $2 billion and more               0.90%
Gartmore Global Technology and           0 up to $500 million              0.98%
Communications Fund                      500 million up to $2 billion      0.93%
                                         $2 billion and more               0.88%
Gartmore Global Financial Services Fund  0 up to $500 million              1.00%
                                         500 million up to $2 billion      0.95%
                                         $2 billion and more               0.90%
Gartmore Global Utilities Fund           0 up to $500 million              0.80%
                                         500 million up to $2 billion      0.75%
                                         $2 billion and more               0.70%

SUBADVISER FOR THE GARTMORE GLOBAL FINANCIAL SERVICES AND GARTMORE GLOBAL UTILITIES FUNDS

Gartmore Global Partners ("GGP"), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Funds. Subject to the supervision of GGAMT and the Board of Trustees, GGP manages the Funds' assets in accordance with the Funds' investment objectives and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund's average daily net assets. The annual management fees paid by GGAMT for the fiscal year ended October 31, 2003, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, are as follows:

Fund                                                                        Fee
-------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                                   0.50%
Gartmore Global Utilities Fund                                            0.40%

MANAGEMENT

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GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager.

GARTMORE GLOBAL FINANCIAL SERVICES FUND PORTFOLIO MANAGEMENT: A team of portfolio managers from GGP is responsible for the day-to-day management of the Fund.

GARTMORE GLOBAL UTILITIES FUND PORTFOLIO MANAGEMENT: A team of portfolio managers from GGP is responsible for the day-today management of the Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class R, and Institutional Service Class shares are available to a limited group of investors and are not offered by all Funds.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R or Institutional Service Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B, Class C or Class R shares.


WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                            Class B shares                          Class C shares
-------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so your      No front-end sales charge, so
portion of your initial investment goes   full investment immediately goes        your full investment immediately
toward the sales charge, and is not       toward buying shares                    goes toward buying shares
invested
-------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales       No reductions of the CDSC               Like Class B shares, no
charge available                          available, but waivers available        reductions of the CDSC are
                                                                                  available, but waivers of CDSC
                                                                                  are available
-------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B and           Higher distribution and service fees    Higher distribution and service
Class C shares mean higher                than Class A shares mean higher         fees than Class A shares mean
dividends per share                       fund expenses and lower dividends       higher fund expenses and lower
                                          per share                               dividends per share
-------------------------------------------------------------------------------------------------------------------
Conversion features are not               After seven years, Class B shares       Unlike Class B shares, Class C
applicable                                convert into Class A shares, which      shares do not automatically
                                          reduces your future fund expenses       convert into another class
-------------------------------------------------------------------------------------------------------------------
No sales charge when shares are           CDSC if shares are sold within six      CDSC of 1% is applicable if
sold back to a Fund(1)                    years: 5% in the first year, 4% in the  shares are sold in the first year
                                          second, 3% in the third and fourth      after purchase
                                          years, 2% in the fifth, and 1% in the
                                          sixth year
-------------------------------------------------------------------------------------------------------------------
No maximum investment limit               Investments of $100,000 or more         Investments of $1,000,000 or
                                          may be rejected                         more may be Rejected(2)

-----------------

1 A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

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HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Service Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES (continued)

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A or Institutional Service Class of any of the Funds, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day

BUYING, SELLING AND EXCHANGING FUND SHARES

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-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

Minimum Investments-Class A, B & C Shares

To open an account (per Fund)       $ 2,000
-------------------------------------------
To open an IRA account
(per Fund)                          $ 1,000
-------------------------------------------
Additional investments
(per Fund)                          $   100
-------------------------------------------
To start an Automatic Asset
Accumulation Plan                   $ 1,000
-------------------------------------------
Additional Automatic Asset
Accumulation Plan
per transaction                     $    50
-------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS SHARES

To open an account
(per Fund)                          $50,000
-------------------------------------------
Additional investments                None
-------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES                  Sales Charge
                                  as % of                 Dealer
                       ------------------------------   Commission
                                          Amount          as % of
                        Offering         Invested        Offering
Amount of purchase        Price       (approximately)      Price
-------------------------------------------------------------------
Less than $50,000            5.75%           6.10%          5.00%
-------------------------------------------------------------------
50,000 to $99,999            4.75            4.99           4.00
-------------------------------------------------------------------
100,000 to $249,999          3.50            3.63           3.00
-------------------------------------------------------------------
250,000 to $499,999          2.50            2.56           2.00
-------------------------------------------------------------------
500,000 to $999,999          2.00            2.04           1.75
-------------------------------------------------------------------
1 million or more            None            None           None*
-------------------------------------------------------------------

*    Dealer may be eligible for a finder's fee as disclosed below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus
Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables show
     --------------------------------------------
     how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the same
     ----------------------
     address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

BUYING, SELLING AND EXCHANGING FUND SHARES

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-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13-month
     -------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following  purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Gartmore Funds which have Class D shares)
-    Retirement plans.
- Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    Any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund

BUYING, SELLING AND EXCHANGING FUND SHARES

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should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920, and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

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RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                 1       2       3       4       5       6    7 years
Sale within   year   years   years   years   years   years    or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of       $1 million       $4 million       $25 million
Purchase        to $3,999,999    to 24,999,999      or more
-------------------------------------------------------------
Amount of CDSC       1.00%            0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 701/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

BUYING, SELLING AND EXCHANGING FUND SHARES

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accounts or retirement plans. In addition, we will waive the redemption fee if shares are sold following the death or disability of a shareholder, provided the sale occurs within the year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 701/2 years or required distributions from retirement accounts. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes - Selling and Exchanging Fund Shares" on page 32

You can request the sale of your Class A, Class B, or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B, and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Class R shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally as of 4:00 p.m.). If your fax is received the calculations of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class                    As a % of daily net assets
-----------------------------------------------------------------
Class A shares                0.25% (distribution or service fee)
-----------------------------------------------------------------
Class B shares                1.00% (0.25% service fee)
-----------------------------------------------------------------
Class C shares                1.00% (0.25% service fee)
-----------------------------------------------------------------
Class R shares                0.50% (0.25%
                              of which may be either a
                              distribution or service fee)

Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 32.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within the Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 26 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION  FEES

The Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

EXCHANGE  FEES

Fund                                                                Exchange Fee
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund. . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Focus Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Financial Services Fund . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Health Sciences Fund. . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Utilities Fund. . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore International Growth Fund. . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Long-Short Equity Plus Fund. . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Micro Cap Equity Fund. . . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Mid Cap Growth Fund. . . . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's redemption or exchange fee. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain  broker  wrap  fee  and  other  fee-based  programs

- Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and

- Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares  sold  or  exchanged  under  regularly  scheduled  withdrawal  plans

-    Shares  purchased  through  reinvested  dividends  or  capital  gains

- Shares sold following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.

- Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 years and other required distributions form retirement accounts

Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities eligible to purchase the Class R shares of a fund are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002 and 2003 has been audited by Pricewaterhouse Coopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which is available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE GLOBAL FINANCIAL SERVICES FUND

-------------------------------------------------------------------------------------------------------------------------------
                                         Investment Activities                 Distributions
-------------------------------------------------------------------------------------------------------------------------------
                                                  NET
                                                REALIZED
                                                  AND                                                   NET
                     NET                       UNREALIZED      TOTAL                                   ASSET
                ASSET VALUE,        NET          GAINS         FROM          NET                      VALUE,
                  BEGINNING     INVESTMENT    (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF      TOTAL
                  OF PERIOD    INCOME (LOSS)  INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD    RETURN (a)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2002 (d)        $      10.00          0.04         (1.12)       (1.08)           -               -    $ 8.92     (10.78%) (e)
Year Ended
October 31,
2003            $       8.92          0.07          2.83         2.90        (0.02)          (0.02)   $11.80      32.59%

CLASS B
SHARES
Period
Ended
October 31,
2002 (d)        $      10.00         (0.02)        (1.11)       (1.13)           -               -    $ 8.87     (11.30%) (e)
Year Ended
October 31,
2003            $       8.87          0.01          2.79         2.80            -               -    $11.67      31.60%

CLASS C
SHARES
Period
Ended
October 31,
2002 (d)        $      10.00         (0.02)        (1.11)       (1.13)           -               -    $ 8.87     (11.30%) (e)
Year Ended
October 31,
2003            $       8.87          0.01          2.79         2.80            -               -    $11.67      31.60%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2002 (d)        $      10.00          0.06         (1.12)       (1.06)           -               -    $ 8.94     (10.57%) (e)
Year Ended
October 31,
2003            $       8.94          0.11          2.83         2.94        (0.03)          (0.03)   $11.85      32.95%
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                      RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
                                      RATIO OF                      RATIO OF NET
                                         NET                         INVESTMENT
                  NET     RATIO OF   INVESTMENT      RATIO OF          INCOME
                 ASSETS   EXPENSES     INCOME        EXPENSES          (LOSS)
                 AT END      TO        (LOSS)        (PRIOR TO        (PRIOR TO
                   OF      AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
                 PERIOD      NET         NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
                 (000S)    ASSETS      ASSETS     NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
-------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2002 (d)        $    675      1.66% (f)    0.47% (f)        3.76% (f)      (1.63%) (f)   102.39%
Year Ended
October 31,
2003            $  1,228      1.65%        0.81%            2.78%          (0.33%)       256.82%

CLASS B
SHARES
Period
Ended
October 31,
2002 (d)        $    672      2.38% (f)   (0.25%) (f)       4.51% (f)      (2.38%) (f)   102.39%
Year Ended
October 31,
2003            $    906      2.40%        0.08%            3.67%          (1.20%)       256.82%

CLASS C
SHARES
Period
Ended
October 31,
2002 (d)        $    665      2.38% (f)   (0.25%) (f)       4.51% (f)      (2.38%) (f)   102.39%
Year Ended
October 31,
2003            $    883      2.40%        0.08%            3.68%          (1.20%)       256.82%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2002 (d)        $    671      1.40% (f)    0.73% (f)        3.51% (f)      (1.38%) (f)   102.39%
Year Ended
October 31,
2003            $    892      1.40%        1.08%            2.68%          (0.20%)       256.82%
-------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE GLOBAL HEALTH SCIENCES FUND

                                     Investment Activities             Distributions
-------------------------------------------------------------------------------------------------------------------------------
                                             NET
                                           REALIZED
                   NET                       AND                                                NET                       NET
                  ASSET         NET       UNREALIZED      TOTAL                                ASSET                    ASSETS
                  VALUE,    INVESTMENT      GAINS         FROM       RETURN                   VALUE,                   AT END OF
                BEGINNING     INCOME     (LOSSES) ON   INVESTMENT      OF         TOTAL       END OF      TOTAL         PERIOD
                OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES   CAPITAL   DISTRIBUTIONS   PERIOD   RETURN (a)       (000S)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2001 (d)        $    10.00       (0.03)        (0.63)       (0.66)    (0.01)          (0.01)  $  9.33      (6.61%) (f)  $    779
Year Ended
October 31,
2002            $     9.33       (0.06)        (0.97)       (1.03)        -               -   $  8.30     (11.04%)      $  1,538
Year Ended
October 31,
2003            $     8.30       (0.05)         1.99         1.94         -               -   $ 10.24       23.37%      $  4,087

CLASS B
SHARES
Period
Ended
October 31,
2001 (d)        $    10.00       (0.09)        (0.62)       (0.71)        -               -   $  9.29      (7.10%) (f)  $    774
Year Ended
October 31,
2002            $     9.29       (0.15)        (0.93)       (1.08)        -               -   $  8.21     (11.63%)      $    730
Year Ended
October 31,
2003            $     8.21       (0.13)         1.98         1.85         -               -   $ 10.06       22.53%      $    899

CLASS C
SHARES
Period
Ended
October 31,
2002 (e)        $     7.92       (0.01)         0.30         0.29         -               -   $  8.21        3.66% (f)  $     58
Year Ended
October 31,
2003            $     8.21       (0.12)         1.98         1.86         -               -   $ 10.07       22.66%      $    130

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2001 (d)        $    10.00       (0.01)        (0.62)       (0.63)    (0.01)          (0.01)  $  9.36      (6.25%) (f)  $    781
Year Ended
October 31,
2002            $     9.36       (0.04)        (0.97)       (1.01)        -               -   $  8.35     (10.79%)      $  1,403
Year Ended
October 31,
2003            $     8.35       (0.04)         2.01         1.97         -               -   $ 10.32       23.59%      $  3,746
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                             Ratios / Supplemental Data
--------------------------------------------------------------------------------------
                            RATIO OF                      RATIO OF NET
                               NET                         INVESTMENT
                RATIO OF   INVESTMENT                        INCOME
                EXPENSES     INCOME        RATIO OF          (LOSS)
                   TO        (LOSS)        EXPENSES         (PRIOR TO
                 AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
                   NET         NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
                 ASSETS      ASSETS     NET ASSETS (b)   NET ASSETS (b)   TURNOVER (c)
--------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2001 (d)            1.53% (g)  (0.55%) (g)        6.84% (g)      (5.86%) (g)   754.05%
Year Ended
October 31,
2002                1.60%      (0.99%)            3.10%          (2.49%)       893.80%
Year Ended
October 31,
2003                1.57%      (0.75%)            2.29%          (1.47%)       570.16%

CLASS B
SHARES
Period
Ended
October 31,
2001 (d)            2.13% (g)  (1.15%) (g)        7.61% (g)      (6.63%) (g)   754.05%
Year Ended
October 31,
2002                2.28%      (1.71%)            4.00%          (3.43%)       893.80%
Year Ended
October 31,
2003                2.25%      (1.41%)            3.06%          (2.22%)       570.16%

CLASS C
SHARES
Period
Ended
October 31,
2002 (e)            2.25% (g)  (1.69%) (g)        2.80% (g)      (2.24%) (g)   893.80%
Year Ended
October 31,
2003                2.25%      (1.45%)            2.96%          (2.16%)       570.16%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2001 (d)            1.10% (g)  (0.13%) (g)        6.59% (g)      (5.62%) (g)   754.05%
Year Ended
October 31,
2002                1.27%      (0.66%)            2.85%          (2.24%)       893.80%
Year Ended
October 31,
2003                1.42%      (0.61%)            2.12%          (1.31%)       570.16%
----------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)  Not annualized.
(g)  Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

---------------------------------------------------------------------------------------------------------------------------
                                         Investment Activities              Distributions
---------------------------------------------------------------------------------------------------------------------------
                                                NET
                                              REALIZED
                                                AND                                                  NET
                     NET           NET       UNREALIZED      TOTAL                                  ASSET
                ASSET VALUE,   INVESTMENT      GAINS         FROM         NET                      VALUE,
                  BEGINNING      INCOME     (LOSSES) ON   INVESTMENT   REALIZED       TOTAL        END OF       TOTAL
                  OF PERIOD      (LOSS)     INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS    PERIOD     RETURN (a)
---------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2000 (d)        $       10.00       (0.02)         1.14         1.12          -               -   $ 11.12        11.20% (g)
Year Ended
October 31,
2001            $       11.12       (0.06)        (6.41)       (6.47)     (0.63)          (0.63)  $  4.02       (60.93%)
Year Ended
October 31,
2002            $        4.02       (0.04)        (1.35)       (1.39)         -               -   $  2.63       (34.58%) (i)
Year Ended
October 31,
2003 (e)        $        2.63       (0.04)         1.27         1.23          -               -   $  3.86        46.77%

CLASS B
SHARES
Period
Ended
October 31,
2000 (d)        $       10.00       (0.06)         1.15         1.09          -               -   $ 11.09        10.90% (g)
Year Ended
October 31,
2001            $       11.09       (0.09)        (6.40)       (6.49)     (0.63)          (0.63)  $  3.97       (61.30%)
Year Ended
October 31,
2002            $        3.97       (0.07)        (1.32)       (1.39)         -               -   $  2.58       (35.01%) (i)
Year Ended
October 31,
2003 (e)        $        2.58       (0.06)         1.25         1.19          -               -   $  3.77        46.12%

CLASS C
SHARES
Period
Ended
October 31,
2001 (f)        $        5.37       (0.02)        (1.36)       (1.38)         -               -   $  3.99       (25.70%) (g)
Year Ended
October 31,
2002            $        3.99       (0.08)        (1.31)       (1.39)         -               -   $  2.60       (34.84%) (i)
Year Ended
October 31,
2003 (e)        $        2.60       (0.06)         1.25         1.19          -               -   $  3.79        45.77%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2000 (d)        $       10.00       (0.03)         1.15         1.12          -               -   $ 11.12       11.20%  (g)
Year Ended
October 31,
2001            $       11.12       (0.04)        (6.39)       (6.43)     (0.63)          (0.63)  $  4.06      (60.58%)
Year Ended
October 31,
2002            $        4.06       (0.03)        (1.37)       (1.40)         -               -   $  2.66      (34.48%) (i)
Year Ended
October 31,
2003 (e)        $        2.66       (0.04)         1.30         1.26          -               -   $  3.92       47.37%
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                          Ratios / Supplemental Data
---------------------------------------------------------------------------------------------------
                                         RATIO OF                      RATIO OF NET
                                            NET                         INVESTMENT
                             RATIO OF   INVESTMENT      RATIO OF          INCOME
                    NET      EXPENSES      NCOME        EXPENSES          (LOSS)
                  ASSETS        TO        I(LOSS)       (PRIOR TO        (PRIOR TO
                 AT END OF    AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
                  PERIOD        NET         NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
                  (000S)      ASSETS      ASSETS     NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
---------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2000 (d)        $     4,602      1.73% (h)  (1.07%) (h)        4.43% (h)      (3.77%) (h)   149.08%
Year Ended
October 31,
2001            $     2,038      1.73%      (1.05%)            6.38%          (5.70%)       922.33%
Year Ended
October 31,
2002            $     1,514      1.69%      (1.37%)            2.56%          (2.24%)       944.01%
Year Ended
October 31,
2003 (e)        $     3,303      1.69%      (1.38%)            2.96%          (2.64%)      1136.72%

CLASS B
SHARES
Period
Ended
October 31,
2000 (d)        $     2,275      2.33% (h)  (1.69%) (h)        5.18% (h)      (4.54%) (h)   149.08%
Year Ended
October 31,
2001            $     1,137      2.33%      (1.66%)            7.21%          (6.54%)       922.33%
Year Ended
October 31,
2002            $       780      2.38%      (2.02%)            3.32%          (2.96%)       944.01%
Year Ended
October 31,
2003 (e)        $     1,196      2.40%      (2.07%)            3.73%          (3.40%)      1136.72%

CLASS C
SHARES
Period
Ended
October 31,
2001 (f)        $        29      2.33% (h)  (1.79%) (h)        9.94% (h)      (9.40%) (h)   922.33%
Year Ended
October 31,
2002            $        17      2.38%      (1.83%)            3.40%          (2.85%)       944.01%
Year Ended
October 31,
2003 (e)        $        39      2.40%      (2.10%)            3.65%          (3.35%)      1136.72%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2000 (d)        $     1,854      1.40% (h)  (0.76%) (h)        4.17% (h)      (3.53%) (h)   149.08%
Year Ended
October 31,
2001            $       730      1.40%      (0.70%)            5.70%          (5.00%)       922.33%
Year Ended
October 31,
2002            $       843      1.41%      (1.37%)            2.08%          (2.04%)       944.01%
Year Ended
October 31,
2003 (e)        $     5,006      1.58%      (1.29%)            2.65%          (2.36%)      1136.72%
---------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not annualized.
(h)  Annualized.
(i) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE GLOBAL UTILITIES FUND

------------------------------------------------------------------------------------------------------------------------
                                    Investment Activities                Distributions
------------------------------------------------------------------------------------------------------------------------
                                             NET
                                           REALIZED
                   NET                       AND                                                   NET
                  ASSET         NET       UNREALIZED      TOTAL                                   ASSET
                  VALUE,    INVESTMENT      GAINS         FROM          NET                      VALUE,
                BEGINNING     INCOME     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF      TOTAL
                OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD    RETURN (a)
------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2002 (d)        $    10.00         0.11        (2.85)       (2.74)       (0.06)          (0.06)  $  7.20    (27.46%) (e)
Year Ended
October 31,
2003            $     7.20         0.07         1.06         1.13        (0.05)          (0.05)  $  8.28     15.80%

CLASS B
SHARES
Period
Ended
October 31,
2002 (d)        $    10.00         0.05        (2.84)       (2.79)       (0.03)          (0.03)  $  7.18    (27.93%) (e)
Year Ended
October 31,
2003            $     7.18         0.02         1.05         1.07        (0.03)          (0.03)  $  8.22     14.92%

CLASS C
SHARES
Period
Ended
October 31,
2002 (d)        $    10.00         0.05        (2.84)       (2.79)       (0.03)          (0.03)  $  7.18    (27.93%) (e)
Year Ended
October 31,
2003            $     7.18         0.02         1.05         1.07        (0.03)          (0.03)  $  8.22     14.92%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2002 (d)        $    10.00         0.13        (2.85)       (2.72)       (0.07)          (0.07)  $  7.21    (27.27%) (e)
Year Ended
October 31,
2003            $     7.21         0.09         1.06         1.15        (0.06)          (0.06)  $  8.30     16.10%
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                          Ratios / Supplemental Data
---------------------------------------------------------------------------------------------------
                                         RATIO OF                      RATIO OF NET
                                            NET                         INVESTMENT
                             RATIO OF   INVESTMENT      RATIO OF          INCOME
                    NET      EXPENSES     INCOME        EXPENSES          (LOSS)
                  ASSETS        TO        (LOSS)        (PRIOR TO        (PRIOR TO
                 AT END OF    AVERAGE   TO AVERAGE   REIMBURSEMENTS)  REIMBURSEMENTS)
                  PERIOD        NET         NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
                  (000S)      ASSETS      ASSETS     NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
---------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
2002 (d)        $       547      1.46% (f)    1.46% (f)        3.96% (f)      (1.04%) (f)   146.88%
Year Ended
October 31,
2003            $       734      1.45%        0.96%            3.06%          (0.65%)       112.34%

CLASS B
SHARES
Period
Ended
October 31,
2002 (d)        $       544      2.18% (f)    0.75% (f)        4.71% (f)      (1.78%) (f)   146.88%
Year Ended
October 31,
2003            $       625      2.20%        0.25%            3.89%          (1.44%)       112.34%

CLASS C
SHARES
Period
Ended
October 31,
2002 (d)        $       541      2.18% (f)    0.75% (f)        4.71% (f)      (1.78%) (f)   146.88%
Year Ended
October 31,
2003            $       623      2.20%        0.25%            3.89%          (1.44%)       112.34%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2002 (d)        $       545      1.20% (f)    1.72% (f)        3.71% (f)      (0.79%) (f)   146.88%
Year Ended
October 31,
2003            $       633      1.20%        1.25%            2.89%          (0.44%)       112.34%
---------------------------------------------------------------------------------------------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service

Representatives are available 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205                                          GG-_____ 3/04

--------------------------------------------------------------------------------
CORE EQUITY Series

Gartmore Nationwide Fund
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund)

================================================================================




GARTMORE
   FUNDS                                                   WWW.GARTMOREFUNDS.COM

================================================================================


PROSPECTUS

March 1, 2004



                                [GRAPHIC OMITTED]


Look BEYOND(SM).


GARTMORE
                                As with all mutual funds, the Securities and
                                Exchange Commission has not approved or
                                disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Gartmore Nationwide Fund
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Small Cap Fund
(formerly Nationwide Small Cap Fund)

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
Principal Investments and Techniques
Principal Risks
Temporary Investments

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
Investment Adviser
Multi Manager Structure
Subadviser for the Gartmore Large Cap Value Fund

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . . . . . . .24
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . .34
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and Other
  Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about five funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 20. "You" and "your" refer to potential investors and current shareholders of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Nationwide Fund
- Class A
- Class B
- Class C
- Class D
- Class R
- Institutional Service Class

Gartmore Growth Fund
- Class A
- Class B
- Class C
- Class D
- Class R
- Institutional Service Class

Gartmore Large Cap Value Fund
- Class A
- Class B
- Class C
- Class R
- Institutional Service Class

Gartmore Mid Cap Growth Fund
- Class A
- Class B
- Class C
- Class R
- Institutional Service Class
- Institutional Class

Gartmore Small Cap Fund
(formerly Nationwide Small Cap Fund)
- Class A
- Class B
- Class C
- Class R
- Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page 24.

MULTI-MANAGER STRUCTURE

The Gartmore Large Cap Value Fund and the Gartmore Small Cap Fund each employ a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interest and to operate the Funds more efficiently. See "Management - Multi-Manager Structure for Gartmore Large Cap Value and Gartmore Small Cap Funds" for more information.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGY

The Fund seeks total return through a flexible combination of capital appreciation and current income.

To achieve its objective, the Fund invests primarily in common stocks and convertible securities. The portfolio managers consider the following factors when choosing companies to purchase:

-    Above average revenue growth,

-    Consistent earnings growth,

-    Above average earnings growth, or

-    Attractive valuation.

The portfolio managers usually will sell securities if:

-    There is a significant increase in share price,

-    The outlook of a company's earnings becomes less attractive, or

-    More favorable opportunities are identified.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

TOTAL RETURN

Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 20.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS D SHARES* (YEARS ENDED DECEMBER 31)

1994    0.6%
1995     30%
1996   23.9%
1997   39.6%
1998   29.6%
1999   -0.2%
2000   -2.3%
2001  -11.9%
2002  -17.1%
2003  26.71%

Best Quarter:     18.50%    2nd qtr. of 1997
Worst Quarter:   -18.79%    3rd qtr. of 2002

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns - as of 12/31/03(1)  1 year    5 years   10 years
-------------------------------------------------------------------------
Class A shares - Before Taxes(2)             19.45%     -3.36%      9.53%
-------------------------------------------------------------------------
Class B shares - Before Taxes(2)             20.89%     -3.24%      9.68%
-------------------------------------------------------------------------
Class C shares - Before Taxes(2)*            23.63%     -2.73%      9.89%
-------------------------------------------------------------------------
Class D shares - Before Taxes                21.38%     -2.90%      9.80%
-------------------------------------------------------------------------
Class D shares - After Taxes
on Distributions                             21.05%     -4.60%      7.70%
-------------------------------------------------------------------------
Class D shares - After Taxes
on Distributions and Sale of Shares          13.88%  -2.90%(3)    7.72%3
-------------------------------------------------------------------------
Class R shares - Before Taxes(2)             26.90%     -2.03%     10.29%
-------------------------------------------------------------------------
Institutional Service
Class shares - Before Taxes(2)               27.18%     -1.98%     10.31%
-------------------------------------------------------------------------
S&P 500 Index(4)                             28.67%     -0.57%     11.06%

---------------

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor prior to May 11, 1998.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Class R, and Institutional Service Class shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

3 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than or equal to the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE NATIONWIDE FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund depending on the class you select.

                                                                              Institutional
Shareholder Fees(1)                                                                 Service
(paid directly from your   Class A   Class B   Class C   Class D   Class R            Class
investment)                 shares    shares    shares    shares    shares           shares
-------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on purchases
(as a percentage of
offering price)            5.75%(2)  None      None      4.50%(2)      None            None
-------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)   None(3)   5.00%(4)   1.00%5       None      None            None
-------------------------------------------------------------------------------------------

                                                                              Institutional
Annual Fund Operating                                                               Service
Expenses (deducted         Class A   Class B   Class C   Class D   Class R            Class
from Fund assets)          shares    shares    shares    shares    shares            shares
-------------------------------------------------------------------------------------------
Management Fees               0.57%     0.57%     0.57%     0.57%     0.57%           0.57%
-------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees          0.25%     1.00%     1.00%      None  0.40%(6)            None
-------------------------------------------------------------------------------------------
Other Expenses                0.31%     0.22%     0.22%     0.28%     0.42%           0.22%
-------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES            1.13%     1.79%     1.79%     0.85%     1.39%           0.79%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class D shares" on page 27.

3 A contingent deferred sales charge ("CDSC") of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 30.

6 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   684  $    913  $  1,161  $   1,871
-------------------------------------------------------------
Class B shares         $   682  $    863  $  1,170  $   1,850
-------------------------------------------------------------
Class C shares         $   282  $    563  $    770  $   2,105
-------------------------------------------------------------
Class D shares         $   533  $    709  $    900  $   1,452
-------------------------------------------------------------
Class R shares         $   142  $    440  $    761  $   1,669
-------------------------------------------------------------
Institutional Service  $    81  $    252  $    439  $     978
Class shares

You would pay the following expenses on the same investment if you did not sell your shares**:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   182  $    563  $    970  $   1,850
------------------------------------------------------
Class C shares  $   182  $    563  $    970  $   2,105

----------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund invests primarily in common stocks of large capitalization companies. Under normal conditions, the Fund generally intends to be fully invested in these securities.

The portfolio managers will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

-    It is unlikely earnings expectations will be met.

-    The price of the security is or becomes overvalued.

-    The outlook for a company's earnings becomes less attractive.

-    More favorable opportunities are identified.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover of the Fund. The portfolio managers may participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund and may also lead to additional tax consequences. The portfolio managers believe that either the long- or short-term benefits to the Fund of such frequent trading will outweigh such costs.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

THE BENEFITS OF RESEARCH Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of securities if he believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 20.

FUND SUMMARIES - GARTMORE GROWTH FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES* (YEARS ENDED DECEMBER 31)

1994    1.5%
1995   28.7%
1996   16.7%
1997   26.2%
1998   23.8%
1999   16.6%
2000  -30.3%
2001  -27.7%
2002  -28.7%
2003   32.4%

Best Quarter:    18.27%  2nd qtr. of 1997
Worst Quarter:  -28.00%  1st qtr. of 2001

---------------

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)-as of 12/31/03   1 year    5 years   10 years
------------------------------------------------------------------------
Class A shares - Before Taxes(2)           24.85%    -12.34%      2.11%
------------------------------------------------------------------------
Class B shares - Before Taxes(2)           26.41%    -12.62%      2.05%
------------------------------------------------------------------------
Class C shares - Before Taxes(2)*          29.44%    -11.87%      2.38%
------------------------------------------------------------------------
Institutional Service Class
shares - Before Taxes(2)                   32.96%    -11.01%      2.88%
------------------------------------------------------------------------
Class D shares - Before Taxes              27.04%    -11.86%      2.39%
------------------------------------------------------------------------
Class D shares - After Taxes
on Distributions                           27.02%    -13.25%      0.49%
------------------------------------------------------------------------
Class D shares - After Taxes
on Distributions and Sale of Shares        17.57%  -9.47%(3)    1.81%3
------------------------------------------------------------------------
Class R shares - Before Taxes(2)           32.76%    -11.08%      2.84%
------------------------------------------------------------------------
Russell 1000 Growth Index(4)               29.75%     -5.11%      9.21%

----------------

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class and Class R shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

3 The performance for "Class D shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE GROWTH FUND

================================================================================

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund depending on the class you select.

                                                                            Institutional
Shareholder Fees(1)                                                               Service
(paid directly from your   Class A   Class B   Class C   Class D   Class R          Class
investment)                shares    shares    shares    shares    shares          shares
-----------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on purchases
(as a percentage of
offering price)            5.75%(2)  None      None      4.50%(2)  None     None
-----------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)    None(3)  5.00%(4)  1.00%(5)   None     None     None
-----------------------------------------------------------------------------------------

                                                                            Institutional
Annual Fund Operating                                                             Service
Expenses (deducted         Class A   Class B   Class C   Class D   Class R          Class
from Fund assets)          shares    shares    shares    shares    shares          shares
-----------------------------------------------------------------------------------------
Management Fees               0.60%     0.60%     0.60%     0.60%     0.60%         0.60%
-----------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees          0.25%     1.00%     1.00%      None  0.40%(6)          None
-----------------------------------------------------------------------------------------
Other Expenses                0.28%     0.25%     0.25%     0.25%     0.45%         0.25%
=========================================================================================

TOTAL ANNUAL FUND
OPERATING EXPENSES            1.13%     1.85%     1.85%     0.85%     1.45%         0.85%

----------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class D shares" beginning on page 27.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" beginning on page 30, and "Buying, Selling and Exchanging Fund Shares - Buying Shares - Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 30.

6 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   684  $    913  $  1,161  $   1,871
-------------------------------------------------------------
Class B shares         $   688  $    882  $  1,201  $   1,893
-------------------------------------------------------------
Class C shares         $   288  $    582  $  1,001  $   2,169
-------------------------------------------------------------
Class D shares         $   533  $    709  $    900  $   1,452
-------------------------------------------------------------
Class R shares         $   148  $    459  $    792  $   1,735
-------------------------------------------------------------
Institutional Service  $    87  $    271  $    471  $   1,049
Class shares

You would pay the following expenses on the same investment if you did not sell your shares**:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class B shares  $   188  $    582  $  1,001  $   1,893
------------------------------------------------------
Class C shares  $   188  $    582  $  1,001  $   2,169

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to maximize total return, consisting of both capital appreciation and current income.

Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, has selected NorthPointe Capital, LLC ("NorthPointe") as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by large capitalization companies. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in The Russell 1000 Index. As of January 31, 2004, the market capitalizations of the companies in the Russell 1000 Index ranged primarily between $597 million and $338 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 1000 Index, at any given time, may be higher or lower.

The Fund looks for value oriented securities. To do this, the subadviser begins by identifying securities of large capitalization companies and then evaluating them by comparing the securities to factors which the subadviser believes have predictive performance characteristics. These factors include earnings momentum, price momentum and price to economic value. The subadviser will also seek to minimize the Fund's risk by looking for securities which possess similar characteristics to the Fund's benchmark, the Russell 1000 Value Index, which measures the performance of those Russell 1000 companes with lower price-to-book ratios and lower forecasted growth values. The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the Fund's portfolio.

As described below in "Temporary Investments" in "More About the Funds," the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that a you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuations) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at time be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 20.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND

================================================================================

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS A SHARES* (YEARS ENDED DECEMBER 31)

1999   -4.70%
2000   15.40%
2001   -4.78%
2002  -13.79%
2003   28.03%

Best Quarter:      16.30%    2nd qtr of 2003
Worst Quarter:    -18.05%    3rd qtr of 2002

---------------

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                                Since
Average annual returns(1) - as of 12/31/03            1 year   5 years   Inception(2)
----------------------------------------------------  -------  --------  ------------
Class A shares - Before Taxes                          20.61%     1.74%         2.80%
----------------------------------------------------  -------  --------  ------------
Class A shares - After Taxes on Distributions          20.42%     1.21%         2.26%
----------------------------------------------------  -------  --------  ------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                     13.61%     1.21%         2.11%
----------------------------------------------------  -------  --------  ------------
Class B shares - Before Taxes                          22.35%     1.76%         2.99%
----------------------------------------------------  -------  --------  ------------
Class C shares - Before Taxes(3)*                      24.99%     1.95%         3.00%
----------------------------------------------------  -------  --------  ------------
Class R shares - Before Taxes(3)                       27.38%     2.13%         3.17%
----------------------------------------------------  -------  --------  ------------
Institutional Service Class shares - Before Taxes(4)   27.35%     2.13%         3.16%
----------------------------------------------------  -------  --------  ------------
Russell 1000 Value Index(5)                            30.03%     3.56%         5.04%

----------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on November 2, 1998.

3 These returns until the creation of Class C shares (3/1/01) and Class R shares (10/1/03) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C and Class R shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R shares would have been lower.

4 These returns through December 31, 2003 for Institutional Service Class shares include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Institutional Service Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Service Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class shares would have produced because the Institutional Service Class shares invest in the same portfolio of securities as Class B shares.

5 The Russell 1000 Value Index is an unmanaged index of large capitalization value securities of U.S. companies included in the Russell 1000 Value Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE LARGE CAP VALUE FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

                                                                         Institutional
Shareholder Fees(1)                                                            Service
(paid directly from your         Class A   Class B   Class C   Class R           Class
investment)                      shares    shares    shares    shares           shares
--------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)               5.75%(2)     None       None      None           None
--------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)         None(3)   5.00%(4)  1.00%(5)      None           None
--------------------------------------------------------------------------------------

                                                                         Institutional
                                                                               Service
Annual Fund Operating Expenses   Class A   Class B   Class C   Class R           Class
(deducted from Fund assets)      shares    shares    shares    shares           shares
--------------------------------------------------------------------------------------
Management Fees                     0.75%     0.75%     0.75%    0.75%           0.75%
--------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%     1.00%     1.00%  0.40%(6)           None
--------------------------------------------------------------------------------------
Other Expenses                      0.47%     0.33%     0.33%     0.53%          0.33%
--------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                  1.47%     2.08%     2.08%     1.68%          1.08%

Amount of Fee
Waiver/Expense
Reimbursement                       0.08%     0.08%     0.08%     0.08%          0.08%
======================================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)          1.39%     2.00%     2.00%     1.60%          1.00%

----------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A and Class D shares" on page 27.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 30, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 30.

6 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

7 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.00% for each class of shares at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.50% for Class A, 1.75% for Class R and 1.25% for Institutional Service Class shares before GMF would be required to limit the Fund's expenses.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
------------------------------------------------------------
Class A shares*         $708     $1,006    $1,324    $2,225
------------------------------------------------------------
Class B shares          $703      $944     $1,311    $2,175
------------------------------------------------------------
Class C shares          $303      $644     $1,111    $2,404
------------------------------------------------------------
Class R shares          $163      $522      $905     $1,980
------------------------------------------------------------
Institutional Service   $102      $336      $588     $1,310
Class shares

You would pay the following expenses on the same investment if you did not sell your shares**:

                1 year   3 years   5 years   10 years
-----------------------------------------------------
Class B shares   $203      $644     $1,111    $2,175
-----------------------------------------------------
Class C shares   $203      $644     $1,111    $2,404

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE MID CAP GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective under normal conditions the Fund invests at least 80% of its net assets in equity securities of mid-capitalization companies (mid-cap companies). Mid cap companies are companies having a market capitalization within the range of the market capitalizations of companies included in the Russell Midcap Index at the time of investment. The Russell Midcap Index is composed of 800 stocks of medium-size companies with market capitalizations as of January 31, 2004, ranging primarily between $___ billion and $___ billion. Due to market fluctuations, the current market capitalization of the companies within the Russell Midcap Index may be higher or lower over time.

The Fund's investment style focuses on growth companies that are reasonably priced.

In analyzing specific companies for possible investment, the Fund's portfolio manager reviews the earnings growth of all publicly traded mid-cap companies over the past three years and makes investments based on several of the following characteristics:

- Above-average, consistent earnings growth and superior forecasted growth versus the market;
-    Financial strength and stability;
-    A healthy balance sheet;
-    Strong competitive advantage within its industry;
-    Positive investor sentiment;
-    Relative market value; and
-    Strong management team.

The Fund primarily invests in equity securities which include common stocks, convertible securities and warrants. The Fund typically invests in securities issued by approximately 60 to 80 companies with 1 - 3% of the Fund's net assets in securities of a particular issuer.

The Fund's portfolio manager considers whether to sell a particular security based on the following criteria:

-    Change in company fundamentals from the time of original investment;
- When valuation measures deteriorate to where other attractive stocks are available more cheaply;
-    Financial strength and stability of the issuer weakens; and
- When market capitalization reaches the upper boundaries of the investable universe.

The portfolio manager, however, is not required to sell a security if it is no longer considered a mid cap company.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID-CAP RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in mid-cap companies and therefore is subject to the risks associated with mid-sized companies. The Fund's investment in mid-sized companies are riskier than investments in larger, more established companies. The stocks of mid-sized companies may be less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 20.

FUND SUMMARIES - GARTMORE MID CAP GROWTH FUND

================================================================================


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURN - INSTITUTIONAL CLASS SHARES*
(YEAR ENDED DECEMBER 31)

2003    37.39%

Best Quarter:    20.91%    2nd qtr. of 2003
Worst Quarter:    1.07%    1st qtr. of 2003

----------------

* This annual return does not include sales charges and does not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)                                             Since
as of December 31, 2003                               1 year   Inception(2)
---------------------------------------------------------------------------
Class A shares - Before Taxes(3)                       29.17%        25.42%
---------------------------------------------------------------------------
Class B shares - Before Taxes(3)                       32.00%        28.43%
---------------------------------------------------------------------------
Class C shares - Before Taxes(3)*                      34.68%        30.39%
---------------------------------------------------------------------------
Class R shares - Before Taxes(3)                       37.19%        31.58%
---------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes(4)   37.00%        31.43%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes              37.39%        31.73%
---------------------------------------------------------------------------
Institutional Class shares -
After Taxes on Distributions                           36.32%        30.91%
---------------------------------------------------------------------------
Institutional Class shares -
After Taxes on Distributions and Sale of Shares        24.49%        26.69%
---------------------------------------------------------------------------
Russell Midcap Growth Index(5)                         42.71%        42.71%

---------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on October 1, 2002.

3 These returns included performance based on the Fund's Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

4 These returns through December 31, 2003 include the performance of the Fund's Institutional Class shares. The returns have been adjusted for the fact that Institutional Service Class shares do not have any applicable sales charges, but have not been adjusted for the lower expenses applicable to Institutional Service Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class shares would have produced because the Institutional Service Class shares invest in the same portfolio of securities as Institutional Class shares.

5 The Russell Midcap Growth Index is an unmanaged index of mid capitalization growth securities of U.S. companies. It measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values and gives a broad look at how the stock price of medium-size U.S. companies have performed. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE MID CAP GROWTH FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

                                                              Institutional
Shareholder Fees(1)                                              Service      Institutional
(paid directly from   Class A   Class B   Class C   Class R       Class           Class
your investment)       shares    shares    shares    shares       shares          shares
--------------------  --------  --------  --------  --------  --------------  --------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage
of offering
price)                5.75%(2)  None          None      None            None            None
--------------------  --------  --------  --------  --------  --------------  --------------
Maximum Deferred
Sales Charge
(Load) imposed on
redemptions (as a
percentage of
original purchase
price or sale
proceeds, as
applicible)           None(3)   5.00%(4)  1.00%(5)      None            None            None
--------------------  --------  --------  --------  --------  --------------  --------------
Redemption/
Exchange Fee
(as a percentage
of amount
redeemed or
exchanged) (6)           1.50%     1.50%     1.50%     1.50%           1.50%           1.50%
--------------------  --------  --------  --------  --------  --------------  --------------

Annual Fund                                                   Institutional
Operating Expenses                                              Service      Institutional
(deducted from        Class A   Class B   Class C   Class R       Class          Class
Fund assets)          shares    shares    shares    shares       shares          shares
--------------------  --------  --------  --------  --------  --------------  --------------
Management Fees          0.75%     0.75%     0.75%     0.75%           0.75%           0.75%
--------------------  --------  --------  --------  --------  --------------  --------------
Distribution and/or
Service (12b-1)
Fees                     0.25%     1.00%     1.00%  0.40%(7)            None            None
--------------------  --------  --------  --------  --------  --------------  --------------
Other Expenses           1.35%     1.35%     1.35%     1.55%           1.60%           1.35%
--------------------  --------  --------  --------  --------  --------------  --------------
TOTAL ANNUAL FUND
OPERATING
EXPENSES                 2.35%     3.10%     3.10%     2.70%           2.35%           2.10%
--------------------  --------  --------  --------  --------  --------------  --------------
Amount of Fee
Waiver/
Expense
Reimbursement            0.95%     0.95%     0.95%     0.95%           0.95%           0.95%
--------------------  --------  --------  --------  --------  --------------  --------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER
WAIVERS/
REIMBURSEMENTS) (8)      1.40%     2.15%     2.15%     1.75%           1.40%           1.15%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges - Class A and Class D shares" on page 27.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 30, and "Buying, Selling and Exchanging Fund Shares-Buying shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 30.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page _.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Exchanging Fund Shares-Excessive Exchange Activity" on page 30.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets. 8 GMF and the Fund have entered into a written contract limiting total fund operating expenses (excluding certain Fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.15% for each Class at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.65% for Class A and 1.90% for Class R shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARIES - GARTMORE MID CAP GROWTH FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 year   3 years   5 years   10 years
--------------------------------------------------------------------------
Class A Shares*                     $   709  $  1,180  $  1,677  $   3,038
--------------------------------------------------------------------------
Class B Shares                      $   718  $  1,168  $  1,743  $   3,088
--------------------------------------------------------------------------
Class C Shares                      $   318  $    868  $  1,543  $   3,345
--------------------------------------------------------------------------
Class R Shares                      $   178  $    748  $  1,345  $   2,962
--------------------------------------------------------------------------
Institutional Service Class Shares  $   143  $    642  $  1,169  $   2,613
--------------------------------------------------------------------------
Institutional Class Shares          $   117  $    566  $  1,041  $   2,356

You would pay the following expenses on the same investment if you did not sell your shares**:

                                     1 year   3 years   5 years   10 years
--------------------------------------------------------------------------
Class B Shares                      $   218  $    868  $  1,543  $   3,088
--------------------------------------------------------------------------
Class C Shares                      $   218  $    868  $  1,543  $   3,345

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE SMALL CAP FUND
                 (FORMERLY NATIONWIDE SMALL CAP FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies (small-cap companies). Small cap companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index(1). As of January 31, 2004, the market capitalizations of companies in the Russell 2000(R) Index ranged from $22 million to $2.7 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000(R) Index may, at any given time, be higher or lower.

The Fund looks at many factors when considering which securities to purchase for the Fund, including measures of earnings momentum, relative value, management action and price trend. The Fund sells securities that no longer meet the portfolio managers' expectations. The Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities. The Fund may engage in securities lending in order to generate additional income for the Fund.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock market may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund focuses on a narrower portion of the overall stock market by investing primarily in small cap companies and therefore is subject to the risks associated with small cap companies. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 20.

---------------

1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

FUND SUMMARIES - GARTMORE SMALL CAP FUND
                 (FORMERLY NATIONWIDE SMALL CAP FUND)

================================================================================

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES(1) (YEARS ENDED DECEMBER 31)

1999   18.62%
2000    4.52%
2001   -1.89%
2002  -18.55%
2003   48.01%

Best Quarter:      23.36%    2nd qtr of 2003
Worst Quarter:    -21.93%    3rd qtr of 2002

---------------

1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                    One     Five           Since
Average annual returns-as of December 31, 2003(1)   Year   Years   Inception (2)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                      39.56%   6.69%          8.22%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions      39.32%   5.88%          7.41%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sale of Shares                   26.05%   5.27%          6.62%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                      42.22%   6.98%          8.66%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3)*                  44.61%   7.10%          8.61%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                   47.22%   7.29%          8.79%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                       48.23%   8.13%          9.64%
--------------------------------------------------------------------------------
Russell 2000(R) Index(4)                           47.25%   7.13%          9.22%

----------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on November 2, 1998.

3 These returns until the creation of Class C shares (3/1/01) and Class R shares (12/31/03) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior per-formance is similar to what Class C and Class R shares would have pro-duced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primari-ly Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R shares would have been lower.

4 The Russell 2000(R) Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capital-izations of other U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE SMALL CAP FUND
                 (FORMERLY NATIONWIDE SMALL CAP FUND)

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

                                                                           Institutional
Shareholder Fees(1)                                                              Service
(paid directly from your          Class A   Class B   Class C   Class R            Class
investment)                        shares    shares    shares    shares           shares
----------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                5.75%(2)  None          None      None           None
----------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price
or sale proceeds, as applicible)  None(3)   5.00%(4)  1.00%(5)      None           None
----------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged) (6)           1.50%     1.50%     1.50%     1.50%           1.50%
----------------------------------------------------------------------------------------

                                                                           Institutional
Annual Fund Operating                                                            Service
Expenses                          Class A   Class B   Class C   Class R            Class
(deducted from Fund assets)       shares    shares    shares    shares            shares
----------------------------------------------------------------------------------------
Management Fees                      0.95%     0.95%     0.95%     0.95%           0.95%
----------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                 0.25%     1.00%     1.00%  0.40%(7)            None
----------------------------------------------------------------------------------------
Other Expenses                       0.50%     0.36%     0.36%     0.56%           0.61%
----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                   1.70%     2.31%     2.31%     1.91%           1.56%
----------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement                0.11%     0.11%     0.11%     0.11%           0.11%
----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS) (8)          1.59%     2.20%     2.20%     1.80%           1.45%

----------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales Charges" on page 27.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 30 and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 27.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page 30.

5 A CDSC of is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 30.

6 A redemption/exchange fee of 1.50% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Redemption Fees" on page - and "Buying, Selling and Exchanging Fund Shares-Exchanging Shares-Excessive Exchange Activity" on page 33.

7 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.20% for each Class shares through at least February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 170% for Class A and 1.95% for Class R shares before GMF would be required to limit the Fund's expenses.

FUND SUMMARIES - GARTMORE SMALL CAP FUND
                 (FORMERLY NATIONWIDE SMALL CAP FUND)

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares*        $   727  $  1,070  $  1,435  $   2,459
-------------------------------------------------------------
Class B shares         $   723  $  1,011  $  1,425  $   2,414
-------------------------------------------------------------
Class C shares         $   323  $    711  $  1,225  $   2,637
-------------------------------------------------------------
Class R shares         $   183  $    589  $  1,021  $   2,224
-------------------------------------------------------------
Institutional Service
Class shares           $   148  $    482  $    840  $   1,847

You would pay the following expenses on the same investment if you did not sell your shares**:

                       1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares         $   223  $    711  $  1,225  $   2,414
-------------------------------------------------------------
Class C shares         $   223  $    711  $  1,225  $   2,637

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change whether or not you sell your share

MORE ABOUT THE FUNDS

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PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. (NATIONWIDE) Convertible securities- also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

WARRANTS (MID CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

PRINCIPAL RISKS

SMALL CAP RISK (SMALL CAP FUND). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (SMALL CAP FUND). Investments in foreign securities involve special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restric-

MORE ABOUT THE FUNDS

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     tions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often may be higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

- CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S.
Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be be pursuing its investment objective and may miss potential market upswings.

MORE ABOUT THE FUNDS

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INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF may allocate the Gartmore Large Cap Value Fund's assets among one or more subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of such Fund. However, GMF does not intend to do so at this time. GMF was organized in 1999 and advises mutual funds. As of January 31, 2004, GMF and its affiliates had approximately $38.2 billion in assets under management, including approximately $21.7 billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended October 31, 2003 (including any fees paid to a subadviser), expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Fund                                                            Fee
---------------------------------------------------------------------
Gartmore Nationwide Fund                                        0.57%
Gartmore Growth Fund                                            0.59%
Gartmore Large Cap Value Fund                                   0.75%
Gartmore Mid Cap Growth Fund                                  0.75%*
Gartmore Small Cap Fund                                       0.95%*

* Effective March 1, 2004, the contractual management fee for the following Funds have been changed as follows:

Fund                           Assets                         Fee
---------------------------------------------------------------------
Gartmore Mid Cap Growth Fund   $0 up to $250 million            0.75%
                               $250 million up to $1 billion   0.725%
                               $1 billion up to $2 billion      0.70%
                               $2 billion up to $5 billion     0.675%
                               $5 billion and more              0.65%

Gartmore Small Cap Fund        $0 up to $100 million            0.75%
                               $100 million and more           0.725%

PORTFOLIO MANAGERS - GARTMORE NATIONWIDE FUND

Simon Melluish and William H. Miller are portfolio co-managers of the Fund. Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently co-manages the Gartmore GVIT Nationwide Fund and manages the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

Mr. Miller began co-managing the Fund and the Gartmore GVIT Nationwide Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

PORTFOLIO MANAGER - GARTMORE GROWTH FUND

Christopher Baggini is the Gartmore Growth Fund's portfolio manager. As portfolio manager, Mr. Baggini is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

PORTFOLIO MANAGER - GARTMORE MID CAP GROWTH FUND

Robert D. Glise, CFA, is the Gartmore Mid Cap Growth Fund's portfolio manager. As the portfolio manager, Mr. Glise is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Glise joined GMF in April 2002. Prior to April 2002, Mr. Glise was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund. Prior to that, Mr. Glise was a portfolio manager for the Eaton Corporation from April 1993 to January 1998.

PORTFOLIO MANAGEMENT TEAM - GARTMORE SMALL CAP FUND

A team of portfolio managers from GMF is responsible for day-to-day management of the Fund.

MULTI-MANAGER STRUCTURE FOR GARTMORE LARGE CAP VALUE AND GARTMORE SMALL CAP
FUNDS

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. Currently, the Gartmore Large Cap Value Fund is subadvised by NorthPointe, an affiliate of GMF and the Gartmore Small Cap Fund is managed directly by GMF. If a new non-affiliate subadviser is hired for either Fund, shareholders will receive information about the new subadviser within 90 days of the change. The order allows these Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to these Funds:

-    performing initial due diligence on prospective subadvisers for a Fund.

MANAGEMENT

================================================================================


- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or either of these Funds will obtain favorable results at any given time.

SUBADVISER FOR THE GARTMORE LARGE CAP VALUE FUND

Subject to the supervision of GMF and the Trustees, NorthPointe will manage the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

NorthPointe Capital, LLC (NorthPointe) 101 West Big Beaver, Suite 745, Troy, Michigan 48084, was organized in 1999 and manages the Fund, as well as several other mutual funds and institutional accounts.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee for the fiscal year ended October 31, 2003, based on the Fund's average daily net assets, of 0.35%.

PORTFOLIO MANAGERS - GARTMORE LARGE CAP VALUE FUND

Peter James Cahill is the lead portfolio manager of the Gartmore Large Cap Value Fund. He is assisted by Jeffrey C. Petherick and Mary C. Champagne in the Fund's management. Mr. Cahill joined NorthPointe in January 2000. He was with Loomis, Sayles & Company L.P. from May 1997 to January 2000 as a director of quantitative research. Prior to May 1997, Mr. Cahill was a quantitative researcher for Bank of America.

Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class D, Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors and are not offered by all Funds.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:
-    Class A shares
-    Class D shares

Contingent Deferred Sales Charge (CDSC)(1):
-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services. Class A, Class D, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional Service Class or Institutional Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A and D shares      Class B shares                                    Class C shares
---------------------------------------------------------------------------------------------------------------------
Front-end sales charge    No front-end sales charge, so your full           No front-end sales charge, so your
means that a portion of   investment immediately goes toward                full investment immediately goes
your initial investment   buying shares                                     toward buying shares
goes toward the sales
charge, and is not
invested
---------------------------------------------------------------------------------------------------------------------
Reductions and waivers    No reductions of the CDSC available,              Like Class B shares, no reductions
of the sales charge       but waivers available                             of the CDSC are available, but
available                                                                   waivers of CDSC are available
---------------------------------------------------------------------------------------------------------------------
Lower expenses than       Higher distribution and service fees than         Higher distribution and service
Class B and Class C       Class A and Class D shares mean higher            fees than Class A and Class D
shares mean higher        fund expenses and lower dividends per             shares mean higher fund expenses
dividends per share       share                                             and lower dividends per share
---------------------------------------------------------------------------------------------------------------------
Conversion features       After seven years, Class B shares convert         Unlike Class B shares, Class C shares
are not applicable        into Class A shares, which reduces your           do not automatically convert into
                          future fund expenses                              another class
---------------------------------------------------------------------------------------------------------------------
No sales charge when      CDSC if shares are sold within six years:         CDSC of 1% is applicable if shares
shares are sold back      5% in the first year, 4% in the second, 3%        are sold in the first year after purchase
to a Fund(1)              in the third and fourth years, 2% in the fifth,
                          and 1% in the sixth year
---------------------------------------------------------------------------------------------------------------------
No maximum                Investments of $100,000 or more may be            Investments of $1,000,000 or more
investment limit          rejected                                          may be rejected(2)

---------------

1 A CDSC of up to 0.50% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For investors who are eligible to purchase Class D, Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Service Class and Class R shares and the Gartmore Mid Cap Growth Fund also offers Institutional Class shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

- retirement benefit for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust

- retirement plans if no third party administrator for the plan receives compensation from the Funds

- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

BUYING, SELLING AND EXCHANGING FUND SHARES

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WHO CAN BUY INSTITUTIONAL CLASS SHARES (Continued)

- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser and derives compensation for its services exclusively from its clients for such advisory services

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A or Institutional Service Class of any of the Funds (or Institutional Class shares of the Gartmore Mid Cap Growth Fund), one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS-CLASS A, B, C & D SHARES

To open an account (per Fund)       $    2,000
----------------------------------------------
To open an IRA account
(per Fund)                          $    1,000
----------------------------------------------
Additional investments
(per Fund)                          $      100
----------------------------------------------
To start an Automatic Asset
Accumulation Plan                   $    1,000
----------------------------------------------
Additional Automatic Asset
Accumulation Plan
per transaction                     $       50
----------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS SHARES

To open an account
(per Fund)                          $   50,000
----------------------------------------------
Additional investments                    None
----------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
CLASS SHARES

To open an account
(per Fund)                          $1,000,000
----------------------------------------------
Additional investments                    None
----------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


FRONT-END  SALES  CHARGES

CLASS  A  AND  CLASS  D  SHARES

The charts below show the applicable Class A and Class D front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES                Sales Charge
                                as % of            Dealer
                      -------------------------- Commission
                                     Amount        as % of
                      Offering      Invested      Offering
Amount of purchase      Price    (approximately)    Price
-----------------------------------------------------------
Less than $50,000        5.75%            6.10%       5.00%
-----------------------------------------------------------
50,000 to $99,999        4.75             4.99        4.00
-----------------------------------------------------------
100,000 to $249,999      3.50             3.63        3.00
-----------------------------------------------------------
250,000 to $499,999      2.50             2.56        2.00
-----------------------------------------------------------
500,000 to $999,999      2.00             2.04        1.75
-----------------------------------------------------------
1 million or more        None             None        None*

*   Dealer may be eligible for a finder's fee as disclosed below.

CLASS D SHARES

                                   Sales Charge
                                      as % of              Dealer
                           ----------------------------  Commission
                                            Amount        as % of
                            Offering       Invested      Offering
Amount of purchase            Price     (approximately)    Price
------------------------------------------------------------------
Less than $50,000                4.50%            4.71%      4.00%
------------------------------------------------------------------
50,000 to $99,999               4.00             4.17        3.50
------------------------------------------------------------------
100,000 to $249,999             3.00             3.09        2.50
------------------------------------------------------------------
250,000 to $499,999             2.50             2.56        1.75
------------------------------------------------------------------
500,000 to $999,999             2.00             2.04        1.25
------------------------------------------------------------------
1 million to $24,999,999        0.50             0.50        0.50
------------------------------------------------------------------
25 million or more              None             None        None

YOU MAY QUALIFY FOR A REDUCED CLASS A OR CLASS D SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A OR CLASS D SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A and Class D sales charges" and "Waiver of Class A and Class D sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus
Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-     An increase in the amount of your investment. The sales charges tables
      --------------------------------------------
      show how the sales charge decreases as the amount of your investment increases.

-     Rights of Accumulation. You and members of your family who live at the
      ----------------------
      same address can combine the current value of your Class A and Class D investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

-     Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
      -------------------------------------------------
      of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-     No sales charge on a repurchase. If you sell Fund shares from your
      -------------------------------
      account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


-     Letter of Intent Discount. If you state in writing that during a 13month
      --------------------------
      period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund), and your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)
- Any person who pays for the shares with the proceeds of one of the following sales:
      -     Sales of non-Gartmore Fund shares
      - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)
-     retirement plans. (Class A shares only)
- Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors). (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-     any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUNDS' AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920, and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BUYING, SELLING AND EXCHANGING FUND SHARES

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BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the, NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A medallion signature guarantee is required under the following circumstances:

-     if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                 1      2      3      4      5      6  7 years
Sale within   year  years  years  years  years  years  or more
--------------------------------------------------------------
Sales charge    5%     4%     3%     3%     2%     1%      0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of         $1 million     $25 million
Purchase        to $24,999,999     or more
--------------------------------------------
Amount of CDSC           0.50%        0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70 1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling and Exchanging Fund Shares" on page 34.

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B, Class C and Class D shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing

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to sell shares of a Fund should contact Customer Service at 1-800- 848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B, CLASS C AND CLASS D SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate

BUYING, SELLING AND EXCHANGING FUND SHARES

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the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class                          As a % of daily net assets
-------------------------------------------------------------------
Class A shares                  0.25% (distribution or service fee)
-------------------------------------------------------------------
Class B shares                  1.00% (0.25% service fee)
-------------------------------------------------------------------
Class C shares                  1.00% (0.25% service fee)
-------------------------------------------------------------------
Class R shares                  0.50% (0.25%
                                of which may be either a
                                distribution or service fee)

Class D, Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 28 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax, as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voiceresponse system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

CAPITAL GAINS TAXES Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 34.

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EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION  FEES

The Gartmore Mid Cap Growth Fund and Gartmore Small Cap Fund will assess a redemption fee of 1.50% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                      Exchange Fee
Gartmore Emerging Markets Fund. . . . . . . . . . . . . . . . .  2.00%
Gartmore Focus Fund . . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Financial Services Fund . . . . . . . . . . . .  2.00%
Gartmore Global Health Sciences Fund. . . . . . . . . . . . . .  2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Utilities Fund. . . . . . . . . . . . . . . . .  2.00%
Gartmore International Growth Fund. . . . . . . . . . . . . . .  2.00%
Gartmore Long-Short Equity Plus Fund. . . . . . . . . . . . . .  2.00%
Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . . . .  2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . .  2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . .  2.00%
Gartmore Micro Cap Equity Fund. . . . . . . . . . . . . . . . .  1.50%
Gartmore Mid Cap Growth Fund. . . . . . . . . . . . . . . . . .  1.50%
Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . .  1.50%
Gartmore Small Cap Fund . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Value Opportunities Fund . . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's redemption or exchange fee. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares sold or exchanged under regularly scheduled withdrawal plans
-    Shares purchased through reinvested dividends or capital gains
- Shares sold following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
- Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 years and other required distributions form retirement accounts

Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

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The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX- DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore
Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if the Fund or a Class has not been in operation for the past five years, for the life of the Fund or that Class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002 and 2003 have been audited by Pricewaterhouse Coopers LLP, whose reports, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE NATIONWIDE FUND

                                        INVESTMENT ACTIVITES                      DISTRIBUTIONS
----------------------------  ----------------------------------------  -------------------------------------  -------------
                                                 NET
                                            REALIZED AND
                     NET                     UNREALIZED       TOTAL                                                  NET
                ASSET VALUE,       NET          GAINS         FROM          NET         NET                     ASSET VALUE,
                  BEGINNING    INVESTMENT    (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END OF
                  OF PERIOD      INCOME      INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS      PERIOD
----------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Year Ended
October 31,
1999               $30.30         0.17          2.84          3.01        (0.11)      (0.49)        (0.60)         $32.71
Year Ended
October 31,
2000               $32.71         0.16          0.14          0.30        (0.17)      (2.04)        (2.21)         $30.80
Year Ended
October 31,
2001               $30.80         0.08         (5.66)        (5.58)       (0.10)      (8.37)        (8.47)         $16.75
Year Ended
October 31,
2002               $16.75         0.07         (1.68)        (1.61)       (0.08)         -          (0.08)         $15.06
Year Ended
October 31,
2003               $15.06         0.09          3.02          3.11        (0.09)         -          (0.09)         $18.08

CLASS B
SHARES
Year Ended
October 31,
1999               $30.18        (0.03)         2.79          2.76           -        (0.49)        (0.49)         $32.45
Year Ended
October 31,
2000               $32.45        (0.06)         0.13          0.07           -        (2.04)        (2.04)         $30.48
Year Ended
October 31,
2001               $30.48        (0.06)        (5.65)        (5.71)          -        (8.37)        (8.37)         $16.40
Year Ended
October 31,
2002               $16.40        (0.03)        (1.65)        (1.68)          -           -            -            $14.72
Year Ended
October 31,
2003               $14.72           -           2.94          2.94        (0.01)         -          (0.01)         $17.65

CLASS C
SHARES
Period
Ended
October 31,
2001 (d)           $19.12        (0.03)        (2.68)        (2.71)       (0.01)         -          (0.01)         $16.40
Year Ended
October 31,
2002               $16.40        (0.03)        (1.65)        (1.68)          -           -            -            $14.72
Year Ended
October 31,
2003               $14.72        (0.01)         2.95          2.94        (0.01)         -          (0.01)         $17.65

CLASS D
SHARES
Year Ended
October 31,
1999               $30.26         0.25          2.82          3.07        (0.24)      (0.49)        (0.73)         $32.60
Year Ended
October 31,
2000               $32.60         0.23          0.12          0.35        (0.24)      (2.04)        (2.28)         $30.67
Year Ended
October 31,
2001               $30.67         0.13         (5.65)        (5.52)       (0.14)      (8.37)        (8.51)         $16.64
Year Ended
October 31,
2002               $16.64         0.13         (1.69)        (1.56)       (0.12)         -          (0.12)         $14.96
Year Ended
October 31,
2003               $14.96         0.13          3.00          3.13        (0.13)         -          (0.13)         $17.96

CLASS R
SHARES
Period
Ended
October 31,
2003 (e)           $17.32           -           0.63          0.63           -           -            -            $17.95

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2002 (f)           $18.18         0.11         (3.24)        (3.13)       (0.10)         -          (0.10)         $14.95
Year Ended
October 31,
2003               $14.95         0.14          3.01          3.15        (0.14)         -          (0.14)         $17.96
=========================================================================================================================


                                                               RATIOS / SUPPLEMENTAL DATA
-----------------------------  ---------------------------------------------------------------------------------------
                                                                                          RATIO OF NET
                                                         RATIO OF NET      RATIO OF        INVESTMENT
                                             RATIO OF     INVESTMENT       EXPENSES       INCOME (LOSS)
                               NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO        (PRIOR TO
                               AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                   TOTAL         PERIOD         NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                 RETURN (a)      (000s)       ASSETS        ASSETS      NET ASSETS (b)   NET ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Year Ended
October 31,
1999               10.05%       $54,223        0.96%         0.53%            (i)              (i)           13.88%
Year Ended
October 31,
2000               1.25%        $54,537        0.98%         0.54%            (i)              (i)           90.01%
Year Ended
October 31,
2001              (23.34%)      $149,086       1.15%         0.32%            (i)              (i)           71.36%
Year Ended
October 31,
2002              (9.64%)       $362,435       1.14%         0.46%            (i)              (i)           25.51%
Year Ended
October 31,
2003               20.74%       $571,918       1.13%         0.57%            (i)              (i)          120.02%

CLASS B
SHARES
Year Ended
October 31,
1999               9.22%        $44,994        1.72%        (0.21%)           (i)              (i)           13.88%
Year Ended
October 31,
2000               0.48%        $47,293        1.73%        (0.20%)           (i)              (i)           90.01%
Year Ended
October 31,
2001              (24.19%)      $36,241        1.85%        (0.30%)           (i)              (i)           71.36%
Year Ended
October 31,
2002              (10.24%)      $31,267        1.80%        (0.18%)           (i)              (i)           25.51%
Year Ended
October 31,
2003               19.99%       $35,564        1.79%        (0.06%)           (i)              (i)          120.02%

CLASS C
SHARES
Period
Ended
October 31,
2001 (d)        (14.16%) (g)      $175       1.89% (h)    (0.45%) (h)         (i)              (i)           71.36%
Year Ended
October 31,
2002              (10.24%)        $212         1.80%        (0.20%)           (i)              (i)           25.51%
Year Ended
October 31,
2003               20.00%         $714         1.79%        (0.16%)           (i)              (i)          120.02%

CLASS D
SHARES
Year Ended
October 31,
1999               10.27%      $2,443,493      0.73%         0.78%            (i)              (i)           13.88%
Year Ended
October 31,
2000               1.40%       $2,085,243      0.78%         0.74%            (i)              (i)           90.01%
Year Ended
October 31,
2001              (23.22%)     $1,458,371      0.89%         0.64%            (i)              (i)           71.36%
Year Ended
October 31,
2002              (9.43%)      $1,125,402      0.86%         0.77%            (i)              (i)           25.51%
Year Ended
October 31,
2003               21.07%      $1,240,520      0.85%         0.89%            (i)              (i)          120.02%

CLASS R
SHARES
Period
Ended
October 31,
2003 (e)         3.64% (g)         $1        1.52% (h)     0.07% (h)       1.62% (h)       (0.03%) (h)      120.02%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
2002 (f)        (17.27%) (g)    $48,283      0.80% (h)     0.75% (h)          (i)              (i)           25.51%
Year Ended
October 31,
2003               21.22%       $55,878        0.79%         0.94%            (i)              (i)          120.02%
======================================================================================================================


(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g) Not annualized.
(h) Annualized.
(i) There were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE GROWTH FUND

                                        INVESTMENT ACTIVITES                      DISTRIBUTIONS
------------------------------  --------------------------------------  ---------------------------------------  -------------
                                                  NET
                                             REALIZED AND
                      NET                     UNREALIZED       TOTAL                                                  NET
                 ASSET VALUE,       NET          GAINS         FROM          NET         NET                     ASSET VALUE,
                   BEGINNING    INVESTMENT    (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END OF
                   OF PERIOD      INCOME      INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended       $       16.02        0.01           2.64         2.65        (0.01)     (0.31)          (0.32)  $       18.35
October 31,
1999
Year Ended       $       18.35       (0.08)         (0.84)       (0.92)           -      (2.44)          (2.44)  $       14.99
October 31,
2000
Year Ended       $       14.99       (0.05)         (5.85)       (5.90)           -      (3.20)          (3.20)  $        5.89
October 31,
2001
Year Ended       $        5.89       (0.02)         (1.13)       (1.15)           -          -               -   $        4.74
October 31,
2002
Year Ended       $        4.74       (0.01)          1.19         1.18            -          -               -   $        5.92
October 31,
2003

CLASS B
SHARES
Year Ended       $       15.98       (0.06)          2.59         2.53            -      (0.31)          (0.31)          18.20
October 31,
1999
Year Ended       $       18.20       (0.15)         (0.90)       (1.05)           -      (2.44)          (2.44)  $       14.71
October 31,
2000
Year Ended       $       14.71       (0.10)         (5.87)       (5.97)           -      (3.20)          (3.20)  $        5.54
October 31,
2001
Year Ended       $        5.54       (0.06)         (1.04)       (1.10)           -          -               -   $        4.44
October 31,
2002
Year Ended       $        4.44       (0.04)          1.11         1.07            -          -               -   $        5.51
October 31,
2003

CLASS C
SHARES
Period           $        7.11       (0.03)         (1.53)       (1.56)           -          -               -   $        5.55
Ended
October 31,
2001 (d)
Year Ended       $        5.55       (0.06)         (1.05)       (1.11)           -          -               -   $        4.44
October 31,
2002
Year Ended       $        4.44       (0.04)          1.11         1.07            -          -               -   $        5.51
October 31,
2003

CLASS D
SHARES
Year Ended       $       16.02        0.03           2.65         2.68        (0.03)     (0.31)          (0.34)  $       18.36
October 31,
1999
Year Ended       $       18.36       (0.05)         (0.84)       (0.89)           -      (2.44)          (2.44)  $       15.03
October 31,
2000
Year Ended       $       15.03       (0.03)         (5.86)       (5.89)           -      (3.20)          (3.20)  $        5.94
October 31,
2001
Year Ended       $        5.94       (0.01)         (1.14)       (1.15)           -          -               -   $        4.79
October 31,
2002
Year Ended       $        4.79           -           1.21         1.21            -          -               -   $        6.00
October 31,
2003

CLASS R
SHARES
Period           $        5.76       (0.01)          0.25         0.24            -          -               -   $        6.00
Ended
October 31,
2003 (e)

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period           $        6.59       (0.01)         (1.79)       (1.80)           -          -               -   $        4.79
Ended
October 31,
2002 (f)
Year Ended       $        4.79           -           1.22         1.22            -          -               -   $        6.01
October 31,
2003
==============================================================================================================================



                                                               RATIOS / SUPPLEMENTAL DATA
------------------------------  ----------------------------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                           RATIO OF NET      RATIO OF        INVESTMENT
                                               RATIO OF     INVESTMENT       EXPENSES       INCOME (LOSS)
                                 NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO        (PRIOR TO
                                 AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                     TOTAL         PERIOD         NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                  RETURN (a)       (000s)       ASSETS        ASSETS      NET ASSETS (b)   NET ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended              16.85%  $      7,654        1.04%        (0.02%)              (i)              (i)        35.18%
October 31,
1999
Year Ended             (6.43%)  $      9,234        1.04%        (0.52%)              (i)              (i)       163.52%
October 31,
2000
Year Ended            (47.33%)  $      5,268        1.33%        (0.60%)              (i)              (i)       210.72%
October 31,
2001
Year Ended            (19.52%)  $      4,828        1.17%        (0.34%)              (i)              (i)       241.95%
October 31,
2002
Year Ended              24.89%  $      6,529        1.13%        (0.22%)              (i)              (i)       281.63%
October 31,
2003

CLASS B
SHARES
Year Ended       $      16.12%  $      6,210        1.79%        (0.76%)              (i)              (i)        35.18%
October 31,
1999
Year Ended             (7.30%)  $      8,180        1.80%        (1.28%)              (i)              (i)       163.52%
October 31,
2000
Year Ended            (49.10%)  $      4,288        2.12%        (1.36%)              (i)              (i)       210.72%
October 31,
2001
Year Ended            (19.86%)  $      3,299        1.90%        (1.08%)              (i)              (i)       241.95%
October 31,
2002
Year Ended              24.10%  $      3,980        1.84%        (0.93%)              (i)              (i)       281.63%
October 31,
2003

CLASS C
SHARES
Period            (21.94%) (g)  $         58    2.27% (h)    (1.41%) (h)              (i)              (i)       210.72%
Ended
October 31,
2001 (d)
Year Ended            (20.00%)  $         52        1.90%        (1.08%)              (i)              (i)       241.95%
October 31,
2002
Year Ended              24.10%  $        101        1.84%        (0.95%)              (i)              (i)       281.63%
October 31,
2003

CLASS D
SHARES
Year Ended              17.07%  $  1,014,687        0.80%          0.19%              (i)              (i)        35.18%
October 31,
1999
Year Ended             (6.23%)  $    834,816        0.83%        (0.30%)              (i)              (i)       163.52%
October 31,
2000
Year Ended            (47.07%)  $    385,898        1.10%        (0.38%)              (i)              (i)       210.72%
October 31,
2001
Year Ended            (19.36%)  $    207,357        0.93%        (0.10%)              (i)              (i)       241.95%
October 31,
2002
Year Ended              25.26%  $    235,758        0.86%          0.05%              (i)              (i)       281.63%
October 31,
2003

CLASS R
SHARES
Period               4.17% (g)  $          1    1.42% (h)    (0.76%) (h)        1.52% (h)      (0.86%) (h)       281.63%
Ended
October 31,
2003 (e)

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period            (27.31%) (g)  $     59,307    0.88% (h)    (0.11%) (h)              (i)              (i)       241.95%
Ended
October 31,
2002 (f)
Year Ended              25.47%  $     75,002        0.84%          0.06%              (i)              (i)       281.63%
October 31,
2003
========================================================================================================================


(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g) Not annualized.
(h) Annualized.
(i) There were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE LARGE CAP VALUE FUND

                                          INVESTMENT ACTIVITES                      DISTRIBUTIONS
----------------------------  ------------------------------------------  --------------------------------------  -------------
                                                   NET
                                              REALIZED AND
                     NET                       UNREALIZED       TOTAL                                                  NET
                ASSET VALUE,        NET           GAINS         FROM          NET         NET                     ASSET VALUE,
                  BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END OF
                  OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS      PERIOD
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
1999 (d)        $       10.00          0.07           0.32         0.39        (0.07)         -           (0.07)  $       10.32
Year Ended
October 31,
2000            $       10.32          0.15           0.67         0.82        (0.14)     (0.04)          (0.18)  $       10.96
Year Ended
October 31,
2001            $       10.96          0.10          (0.98)       (0.88)       (0.10)         -           (0.10)  $        9.98
Year Ended
October 31,
2002            $        9.98          0.08          (0.82)       (0.74)       (0.08)     (0.41)          (0.49)  $        8.75
Year Ended
October 31,
2003            $        8.75          0.10           1.69         1.79        (0.10)         -           (0.10)  $       10.44

CLASS B
SHARES
Period
Ended
October 31,
1999 (d)        $       10.00         (0.02)          0.27         0.25        (0.01)         -           (0.01)  $       10.24
Year Ended
October 31,
2000            $       10.24          0.07           0.68         0.75        (0.11)     (0.04)          (0.15)  $       10.84
Year Ended
October 31,
2001 (e)        $       10.84          0.02          (0.98)       (0.96)       (0.02)         -           (0.02)  $        9.86
Year Ended
October 31,
2002            $        9.86          0.01          (0.80)       (0.79)       (0.02)     (0.41)          (0.43)  $        8.64
Year Ended
October 31,
2003            $        8.64          0.03           1.67         1.70        (0.04)         -           (0.04)  $       10.30

CLASS C
SHARES
Period
Ended
October 31,
2001 (f)        $       11.21          0.02          (1.34)       (1.32)       (0.04)         -           (0.04)  $        9.85
Year Ended
October 31,
2002            $        9.85          0.01          (0.79)       (0.78)       (0.03)     (0.41)          (0.44)  $        8.63
Year Ended
October 31,
2003            $        8.63          0.04           1.66         1.70        (0.05)         -           (0.05)  $       10.28

CLASS R
SHARES
Period
Ended
October 31,
2003 (g)        $        9.92             -           0.39         0.39            -          -               -   $       10.31

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
1999 (d)        $       10.00          0.08           0.33         0.41        (0.06)         -           (0.06)  $       10.35
Year Ended
October 31,
2000            $       10.35          0.16           0.67         0.83        (0.16)     (0.04)          (0.20)  $       10.98
Year Ended
October 31,
2001            $       10.98          0.12          (0.98)       (0.86)       (0.09)         -           (0.09)  $       10.03
Period
Ended
October 31,
2002 (h)        $       10.03          0.06           1.04         1.10        (0.03)     (0.41)          (0.44)  $       10.69
===============================================================================================================================


                                                               RATIOS / SUPPLEMENTAL DATA
----------------------------  ------------------------------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                         RATIO OF NET      RATIO OF         INVESTMENT
                                             RATIO OF     INVESTMENT       EXPENSES           INCOME
                               NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                               AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                   TOTAL         PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                 RETURN (a)      (000s)       ASSETS        ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A
SHARES
Period
Ended
October 31,
1999 (d)           3.86% (i)  $     25,883    1.15% (j)      0.85% (j)        1.87% (j)          0.13% (j)       120.94%
Year Ended
October 31,
2000                   8.09%  $     30,726        1.15%          1.47%            1.77%              0.85%        88.41%
Year Ended
October 31,
2001                 (8.07%)  $     27,824        1.15%          0.96%            1.64%              0.47%       156.09%
Year Ended
October 31,
2002                 (7.98%)  $     23,581        1.36%          0.81%            1.48%              0.69%        91.03%
Year Ended
October 31,
2003                  20.57%  $     24,800        1.39%          1.06%            1.47%              0.98%        77.28%

CLASS B
SHARES
Period
Ended
October 31,
1999 (d)           2.50% (i)  $        155    1.90% (j)      0.13% (j)        5.34% (j)        (3.31%) (j)       120.94%
Year Ended
October 31,
2000                   7.42%  $        408        1.90%          0.70%            3.56%            (0.96%)        88.41%
Year Ended
October 31,
2001 (e)             (8.84%)  $        528        1.90%          0.21%            3.24%            (1.13%)       156.09%
Year Ended
October 31,
2002                 (8.53%)  $        576        2.02%          0.14%            2.17%            (0.01%)        91.03%
Year Ended
October 31,
2003                  19.80%  $        751        2.00%          0.43%            2.08%              0.35%        77.28%

CLASS C
SHARES
Period
Ended
October 31,
2001 (f)        (11.82%) (i)  $         58    1.90% (j)      0.11% (j)        3.94% (j)        (1.93%) (j)       156.09%
Year Ended
October 31,
2002                 (8.50%)  $         80        2.03%          0.13%            2.15%              0.01%        91.03%
Year Ended
October 31,
2003                  19.77%  $        248        2.00%          0.38%            2.08%              0.30%        77.28%

CLASS R
SHARES
Period
Ended
October 31,
2003 (g)           3.93% (i)  $          1    1.60% (j)      0.48% (j)         206% (j)          0.02% (j)        77.28%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
1999 (d)           4.05% (i)  $        755    1.00% (j)      0.77% (j)        4.21% (j)        (2.44%) (j)       120.94%
Year Ended
October 31,
2000                   8.20%  $      1,645        1.00%          1.56%            1.64%              0.92%        88.41%
Year Ended
October 31,
2001                 (7.86%)  $         68        1.00%          1.03%            1.44%              0.59%       156.09%
Period
Ended
October 31,
2002 (h)              11.26%  $          -        0.97%          1.62%            1.39%              1.20%        37.27%
========================================================================================================================


(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(i) Not annualized.
(j) Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE MID CAP VALUE FUND

                                               INVESTMENT ACTIVITES
-----------------------------------  ---------------------------------------  -------------------------  ------------------------
                                                        NET
                                                    REALIZED AND                                                        RATIO OF
                           NET                       UNREALIZED     TOTAL          NET                    NET ASSETS    EXPENSES
                      ASSET VALUE,        NET          GAINS         FROM     ASSET VALUE,                AT END OF    TO AVERAGE
                        BEGINNING     INVESTMENT    (LOSSES) ON   INVESTMENT     END OF        TOTAL        PERIOD         NET
                        OF PERIOD    INCOME (LOSS)  INVESTMENTS   ACTIVITIES     PERIOD      RETURN (a)     (000s)       ASSETS
-----------------------------------  ---------------------------------------  -------------------------  ------------------------
CLASS A SHARES
Period Ended
October 31, 2003 (d)
(e)                       $9.88         (0.08)          4.04         3.96        $13.84      40.08% (i)      $522       1.40% (j)

CLASS B SHARES
Period Ended
October 31, 2003 (f)
(e)                      $13.17         (0.05)          0.72         0.67        $13.84      5.09% (i)       $18        2.15% (j)

CLASS C SHARES
Period Ended
October 31, 2003 (f)     $13.17         (0.05)          0.72         0.67        $13.84      5.09% (i)        $1        2.15% (j)

CLASS R SHARES
Period Ended
October 31, 2003 (g)     $13.08         (0.01)          0.79         0.78        $13.86      5.96% (i)        $1        1.75% (j)

INSTITUTIONAL CLASS
SHARES
Period Ended
October 31, 2002 (h)     $10.00         (0.01)          0.27         0.26        $10.26      2.60% (i)      $1,026      1.15% (j)
Year Ended October
31, 2003                 $10.26         (0.09)          3.69         3.60        $13.86        35.09%       $1,384        1.15%



                                      RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
                                                        RATIO OF NET
                      RATIO OF NET      RATIO OF         INVESTMENT
                       INVESTMENT       EXPENSES           INCOME
                      INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                       TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                         ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
CLASS A SHARES
Period Ended
October 31, 2003 (d)
(e)                    (1.02%) (j)      7.09% (j)        (6.71%) (j)        74.46%

CLASS B SHARES
Period Ended
October 31, 2003 (f)
(e)                    (1.82%) (j)      7.76% (j)        (7.43%) (j)        74.46%

CLASS C SHARES
Period Ended
October 31, 2003 (f)   (1.87%) (j)      7.55% (j)        (7.27%) (j)        74.46%

CLASS R SHARES
Period Ended
October 31, 2003 (g)   (1.54%) (j)      7.41% (j)        (7.20%) (j)        74.46%

INSTITUTIONAL CLASS
SHARES
Period Ended
October 31, 2002 (h)   (0.69%) (j)     20.62% (j)       (20.16%) (j)        3.74%
Year Ended October
31, 2003                (0.76%)          5.96%            (5.56%)          74.46%


(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(i) Not annualized.
(j) Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


NATIONWIDE SMALL CAP FUND

                                          INVESTMENT ACTIVITES                      DISTRIBUTIONS
----------------------------  ------------------------------------------  --------------------------------------  ------------
                                                   NET
                                              REALIZED AND
                     NET                       UNREALIZED       TOTAL                                                  NET
                ASSET VALUE,        NET           GAINS         FROM          NET         NET                     ASSET VALUE,
                  BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END OF
                  OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS      PERIOD
----------------------------  ------------------------------------------  --------------------------------------  ------------
CLASS A
SHARES
Period
Ended
October 31,
1999 (d)           $10.00          0.03           1.19          1.22        (0.03)         -          (0.03)         $11.19
Year Ended
October 31,
2000               $11.19         (0.02)          2.05          2.03           -        (0.10)        (0.10)         $13.12
Year Ended
October 31,
2001               $13.12         (0.02)         (1.23)        (1.25)          -        (1.08)        (1.08)         $10.79
Year Ended
October 31,
2002               $10.79         (0.02)         (1.16)        (1.18)          -           -            -             $9.61
Year Ended
October 31,
2003                $9.61         (0.05)          4.12          4.07           -           -            -            $13.68

CLASS B
SHARES
Period
Ended
October 31,
1999 (d)           $10.00         (0.05)          1.22          1.17           -           -            -            $11.17
Year Ended
October 31,
2000               $11.17         (0.08)          2.03          1.95           -        (0.10)        (0.10)         $13.02
Year Ended
October 31,
2001               $13.02         (0.09)         (1.24)        (1.33)          -        (1.08)        (1.08)         $10.61
Year Ended
October 31,
2002               $10.61         (0.09)         (1.13)        (1.22)          -           -            -             $9.39
Year Ended
October 31,
2003                $9.39         (0.10)          4.00          3.90           -           -            -            $13.29

CLASS C
SHARES
Period
Ended
October 31,
2001 (e)           $11.33         (0.04)         (0.66)        (0.70)          -           -            -            $10.63
Year Ended
October 31,
2002               $10.63         (0.09)         (1.13)        (1.22)          -           -            -             $9.41
Year Ended
October 31,
2003                $9.41         (0.09)          3.99          3.90           -           -            -            $13.31

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
1999 (d)           $10.00          0.04           1.19          1.23        (0.03)         -          (0.03)         $11.20
Year Ended
October 31,
2000               $11.20         (0.01)          2.06          2.05           -        (0.10)        (0.10)         $13.15
Year Ended
October 31,
2001               $13.15            -           (1.23)        (1.23)          -        (1.08)        (1.08)         $10.84
Year Ended
October 31,
2002               $10.84         (0.01)         (1.16)        (1.17)          -           -            -             $9.67
Year Ended
October 31,
2003                $9.67         (0.02)          4.14          4.12           -           -            -            $13.79


                                                             RATIOS / SUPPLEMENTAL DATA
----------------------------  --------------------------------------------------------------------------------------
                                                                                          RATIO OF NET
                                                        RATIO OF NET      RATIO OF         INVESTMENT
                                            RATIO OF     INVESTMENT       EXPENSES           INCOME
                              NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                              AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                   TOTAL        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE      PORTFOLIO
                RETURN (b)      (000S)       ASSETS        ASSETS      NET ASSETS (b)    NET ASSETS (b)      TURNO
CLASS A
SHARES
Period
Ended
October 31,
1999 (d)        12.18% (f)     $19,830      1.35% (g)     0.29% (g)       2.24% (g)        (0.60%) (g)       81.24%
Year Ended
October 31,
2000              18.25%       $23,922        1.35%        (0.16%)          2.10%            (0.91%)        139.27%
Year Ended
October 31,
2001             (10.09%)      $21,190        1.35%        (0.17%)          2.00%            (0.82%)        119.03%
Year Ended
October 31,
2002             (10.94%)      $20,290        1.51%        (0.24%)          1.72%            (0.45%)        111.00%
Year Ended
October 31,
2003              42.35%       $21,198        1.59%        (0.37%)          1.70%            (0.48%)        100.05%

CLASS B
SHARES
Period
Ended
October 31,
1999 (d)        11.70% (f)       $215       2.10% (g)    (0.46%) (g)      6.57% (g)        (4.93%) (g)       81.24%
Year Ended
October 31,
2000              17.56%         $748         2.10%        (0.90%)          3.82%            (2.62%)        139.27%
Year Ended
October 31,
2001             (10.84%)        $854         2.10%        (0.93%)          3.74%            (2.57%)        119.03%
Year Ended
October 31,
2002             (11.50%)        $950         2.17%        (0.89%)          2.41%            (1.13%)        111.00%
Year Ended
October 31,
2003              41.53%        $1,368        2.20%        (1.00%)          2.30%            (1.10%)        100.05%

CLASS C
SHARES
Period
Ended
October 31,
2001 (e)        (6.18%) (f)      $20        2.10% (g)    (1.26%) (g)      5.62% (g)        (4.78%) (g)      119.03%
Year Ended
October 31,
2002             (11.48%)        $28          2.17%        (0.90%)          2.47%            (1.20%)        111.00%
Year Ended
October 31,
2003              41.45%         $89          2.20%        (1.04%)          2.31%            (1.15%)        100.05%

INSTITUTIONAL
SERVICE
CLASS
SHARES
Period
Ended
October 31,
1999 (d)        12.36% (f)      $1,759      1.20% (g)     0.39% (g)       4.87% (g)        (3.28%) (g)       81.24%
Year Ended
October 31,
2000              18.44%        $4,192        1.20%        (0.01%)          1.92%            (0.73%)        139.27%
Year Ended
October 31,
2001              (9.90%)       $4,485        1.20%        (0.04%)          1.79%            (0.63%)        119.03%
Year Ended
October 31,
2002             (10.79%)       $5,856        1.38%        (0.11%)          1.57%            (0.30%)        111.00%
Year Ended
October 31,
2003              42.61%       $18,584        1.45%        (0.35%)          1.54%            (0.44%)        100.05%


(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service

Representatives are available 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205                                          GG-_____ 3/04

--------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP
VALUE FUND                    MARCH 1, 2004


                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

================================================================================


FUND SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

MORE ABOUT THE FUND. . . . . . . . . . . . . . . . . . . . . . . . .   5
Principal Investments and Techniques
Principal Risks
Temporary Investments

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Investment Adviser
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . .   8
Buying Shares
Selling Shares
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . .  11
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
  Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . .  12

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARY - NORTHPOINTE SMALL CAP VALUE FUND

================================================================================


This prospectus provides information about the NorthPointe Small Cap Value Fund (the "Fund"), a series of Gartmore Mutual Funds (the "Trust"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More about the Fund" beginning on page
5. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund's investment adviser, Gartmore Mutual Fund Capital Trust ("GMF"), has selected NorthPointe Capital LLC as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are those whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index1. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies known as "small cap" companies which have small market capitalizations relative to the market capitalizations of other U.S. companies. As of January 31, 2004, the market capitalizations of companies in the Russell 2000 ranged from $22 million to $2.7 billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 Index may, at any given time, be higher or lower.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The subadviser considers selling a security if there are more attractive securities available, if the business environment is changing, if the price fits the subadviser's price target or to control the overall risk of the portfolio.

In making decisions on whether to buy or sell a security, the subadvisor is not limited by the turnover rate of the Fund's portfolio. The sub- adviser may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences, if the subadviser believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be affected in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks


---------------
1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

FUND SUMMARY - NORTHPOINTE SMALL CAP VALUE FUND

================================================================================


and overall stock markets may experience short-term volatility (price fluctuations) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

FOREIGN RISK. Investments in these securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 5.

PERFORMANCE

The following bar chart and table shows two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis. The table shows the Fund's average annual total returns on a before-tax and after-tax basis for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-INSTITUTIONAL CLASS SHARES*
(YEARS ENDED DECEMBER 31)

                                [GRAPH OMITTED]

Best Quarter:     21.59%     2nd qtr. of 2003
Worst Quarter:   -17.63%     3rd qtr. of 2002

---------------
*  This annual return does not reflect the effect of taxes.

FUND SUMMARY - NORTHPOINTE SMALL CAP VALUE FUND

================================================================================


                                                                      Since
Average annual returns(1) - as of December 31, 2003       1 year   Inception(2)
-------------------------------------------------------------------------------
Institutional Class shares-Before Taxes                    42.49%        13.66%
-------------------------------------------------------------------------------
Institutional Class shares-After Taxes on Distributions    40.63%        12.37%
-------------------------------------------------------------------------------
Institutional Class shares-After Taxes on
Distributions and Sale of Shares                           28.42%        11.10%
-------------------------------------------------------------------------------
Russell 2000(R) Index(3)                                   47.25%         3.54%

---------------
1 These returns reflect performance after expenses are deducted. The Fund does not impose sales charges.

2    The Fund began operations on June 29, 2000.

3 The Russell 2000(R) Index is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding the Institutional Class shares of the Fund.

Shareholder Fees
(paid directly from your investment)           None
----------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
----------------------------------------------------
Management Fees                                0.85%
----------------------------------------------------
Distribution and/or Service (12b-1) Fees       None
----------------------------------------------------
Other Expenses                                 0.16%
====================================================
TOTAL ANNUAL FUND OPERATING EXPENSES           1.01%
----------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements   0.01%
====================================================
NET EXPENSES AFTER WAIVERS/REIMBURSEMENTS(1)   1.00%

---------------
1 GMF, the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses and short sale dividend expenses) to those listed in "Net Expenses After Waivers" at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursement made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitation for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
------------------------------------------------------------------
Institutional Class shares  $   102  $    321  $    557  $   1,235

MORE ABOUT THE FUND

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

WARRANTS. A warrant is a security that gives the holder of the war- rant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS. Real estate investment trusts ("REITs") are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REIT's are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated and the proceeds must be reinvested at an interest rate which may be lower than that of the original mortgage-backed securities.

PRINCIPAL RISKS

SMALL CAP RISK. Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

MORE ABOUT THE FUND

================================================================================


In addition, small cap companies may:

-    Lack depth of management
-    Lack a proven track record
-    Be unable to generate funds necessary for growth or development
- Be developing or marketing new products or services for which markets are not yet established and may never become established
-    Market products or services which may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

- COUNTRY - General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS - The Fund is subject to the risk that there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain foreign securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNT STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

- CURRENCY - Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its invest- ment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short- term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest direct- ly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, GMF also monitors the performance of the Fund's subadviser. GMF is authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time. GMF was organized in 1999 and manages mutual fund assets. As of January 30, 2004, GMF and its U.S. affiliates had approximately $38.2 billion in assets under management of which $21.7 billion was managed by GMF.

The Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fee paid for the fiscal year ended October 31, 2003 (including fees paid to the Fund's subadviser) expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was 0.85%.

SUBADVISER

NorthPointe Capital, LLC ("NorthPointe"), 101 West Beaver Road, Suite 745, Troy, Michigan 48084 is the Fund's subadviser. Subject to the supervision of GMF and the Trustees, NorthPointe manages the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

Out of its management fee, GMF paid NorthPointe an annual subadvisory fee for the fiscal year ended October 31, 2003, based on the Fund's average daily net assets, of 0.85%.

PORTFOLIO MANAGERS. Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000 and currently co- manage several Gartmore Funds. Between June 1995 and December 1999, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


BUYING SHARES

The Fund's Institutional Class shares are available for purchase only by the following:

- funds of funds offered by the Distributor, Gartmore Distribution Services, Inc., or other affiliates of the Trust
- retirement plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

Gartmore Distribution Services, Inc. is the Fund's Distributor (the "Distributor").

MINIMUM INVESTMENTS

To open an account                    $3,000,000
------------------------------------------------
Additional investments                   $50,000
------------------------------------------------

These minimum investment amounts may be waived under certain circumstances.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities divided by the Fund's total shares outstanding. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

-  New Year's Day
-  Martin Luther King, Jr. Day
-  Presidents' Day
-  Good Friday
-  Memorial Day
-  Independence Day
-  Labor Day
-  Thanksgiving Day
-  Christmas Day
-  Other days when the New York Stock Exchange is not open.

If current prices are not available, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S SUB-TRANSFER AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY BY THE CLOSE OF REGULAR TRADING OF THE NEW YORK STOCK EXCHANGE TO RECEIVE THAT DAY'S NAV. Eligible entities wishing to purchase Fund shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or after your intermediary receives your order. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind. The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in- kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes - Selling and Exchanging
Fund Shares" on page 11.

If you wish to sell your shares you should contact Customer Service at 1-800-848-0920 for information regarding such sales.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund offered by the Trust (the "Gartmore Funds") (except the Institutional Class Shares of any other Gartmore Fund not currently accepting purchase orders) as long as they both accounts have the same owner, and your first purchase in that new fund meets that fund's minimum investment requirement.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes- Selling and Exchanging Fund Shares" on page 11.

HOW TO PLACE YOUR EXCHANGE ORDER

You should contact the Fund at 1-800-848-0920 to get information on how to request an exchange of shares. Your exchange will be processed on the date the Fund receives your request unless your request is received after 4 p.m. Eastern Time. If the rquest is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice- response system at 1-800-848-0920, or by logging on to our web- site at www.gartmorefunds.com. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' writ-ten notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

In addition, each of the following Gartmore Funds (each of which offers Institutional shares like the Fund does) may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days.


Fund                                       Exchange Fee
-------------------------------------------------------
Gartmore Long-Short Equity Plus Fund . . . . . . .2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . .1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's exchange fee. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose an exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose an exchange fee on their customers' accounts.

To the extent that an exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares exchanged under regularly scheduled withdrawal plans
-    Shares purchased through reinvested dividends or capital gains
- Shares exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active.
- Shares exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS 1-800-848-0920

Our automated voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are also avail- able to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax- deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax sea- son each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short- term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your tax- able distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER  TAX-DEFERRED ACCOUNTS

When you use the fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax- deferred account, dividend and capital gain distributions from the fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non- U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended October 31, 2002 and 2003 have been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, is included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


NORTHPOINTE SMALL CAP VALUE FUND

                                                Investment Activities                       Distributions
                                        ---------------------------------------  ---------------------------------------
                                                          Net
                                                        Realized
                                                          and
                                Net                    Unrealized                                                          Net
                               Asset         Net         Gains         Total                                              Asset
                               Value,    Investment     (Losses)       from          Net         Net                     Value,
                             Beginning     Income          on       Investment   Investment   Realized       Total       End of
                             of Period     (Loss)     Investments   Activities     Income       Gains    Distributions   Period
                             ----------  -----------  ------------  -----------  -----------  ---------  --------------  -------
INSTITUTIONAL CLASS SHARES
Period Ended
October 31, 2000 (b)         $    10.00         0.02         0.49         0.51        (0.01)         -           (0.01)  $ 10.50
Year Ended
October 31, 2001             $    10.50         0.13         0.62         0.75        (0.11)         -           (0.11)  $ 11.14
Year Ended
October 31, 2002             $    11.14         0.06        (0.69)       (0.63)       (0.06)     (0.63)          (0.69)  $  9.82
Year Ended
October 31, 2003             $     9.82         0.03         3.72         3.75        (0.04)         -           (0.04)  $ 13.53


                                                                    Ratios / Supplemental Data
                                        ---------------------------------------------------------------------------------
                                                              Ratio of                         Ratio of
                                                    Ratio        Net         Ratio of             Net
                                          Net        of      Investment      Expenses         Investment
                                         Assets   Expenses     Income        (Prior to          Income
                                         at End      to        (Loss)     Reimbursements)  (Loss) (Prior to
                                           of      Average   to Average     to Average      Reimbursements)
                               Total     Period      Net         Net            Net           to Average      Portfolio
                              Return     (000s)    Assets      Assets       Assets (a)      Net Assets (a)     Turnover
                             ---------  --------  ---------  -----------  ---------------  -----------------  ----------
INSTITUTIONAL CLASS SHARES
Period Ended
October 31, 2000 (b)         5.14% (c)  $ 23,359  1.00% (d)    0.82% (d)        1.79% (d)          0.03% (d)      49.93%
Year Ended
October 31, 2001                 7.13%  $ 30,470      1.00%        1.00%            1.38%              0.62%     150.45%
Year Ended
October 31, 2002               (6.43%)  $ 29,961      1.00%        0.52%            1.06%              0.46%     105.59%
Year Ended
October 31, 2003                38.25%  $ 39,328      1.00%        0.25%            1.01%              0.23%     102.63%

---------------
(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) For the period from June 29, 2000 (commencement of operations) through October 31, 2000.
(c)  Not annualized.
(d)  Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service
Representatives are available 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495                                                    GG-_____ 3/04

--------------------------------------------------------------------------------
CORE FIXED INCOME Series

Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund
Gartmore Morley Enhanced Income Fund
Gartmore Money Market Fund


GARTMORE
   FUNDS                                                   WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

PROSPECTUS

March 1,2004


                                [GRAPHIC OMITTED]





Look BEYOND(SM).

Gartmore
                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES-THE BOND FUNDS . . . . . . . . . . . . . . . . . . . 3
Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund
Gartmore Morley Enhanced Income Fund

FUND SUMMARY-THE MONEY MARKET FUND. . . . . . . . . . . . . . . . .__
Gartmore Money Market Fund

MORE ABOUT THE BOND FUNDS . . . . . . . . . . . . . . . . . . . . .__
Temporary Investments
Principal Investments and Techniques
Principal Risks

MORE ABOUT THE MONEY MARKET FUND. . . . . . . . . . . . . . . . . .__
Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .__
Investment Advisers
Gartmore Mutual Fund Capital Trust - Investment Adviser for each of the Funds except the Gartmore Morley Enhanced
  Income Fund
Gartmore Morley Capital Management, Inc. - Investment
  Adviser for Gartmore Morley Enhanced Income Fund

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . .__
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . .__
Distributions of Income Dividends
Gartmore Tax-Free Income Fund
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans
and Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . .__

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about five funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"), which include four bond funds and a money market fund. The "Bond Funds" means all of the funds offered in this prospectus except the Gartmore Money Market Fund, and the "Money Market Fund" means the Gartmore Money Market Fund. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Bond Funds" beginning on page __ or "More about the Money Market Fund" beginning on page __. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes, which are described in this prospectus

Gartmore Bond Fund*
     -    Class A
     -    Class B
     -    Class C
     -    Class D
     -    Class R
Gartmore Tax-Free Income Fund*
     -    Class A
     -    Class B
     -    Class C
     -    Class D
Gartmore Government Bond Fund*
     -    Class A
     -    Class B
     -    Class C
     -    Class D
     -    Class R
Gartmore Morley Enhanced Income Fund
     -    Class A
     -    Class R
     -    Institutional Service Class
     -    Institutional Class
Gartmore Money Market Fund
     -    Prime Shares
     -    Service Class
     -    Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page __.


---------------

* The Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund also have Class X and Class Y shares (which were the Class B and Class C shares, respectively, of these Funds prior to September 1, 2003) which are not offered by this prospectus and are not available to new investors. Shareholders owning shares of the Class X and Class Y shares of one or more of these three Funds as of September 1, 2003 are eligible to continue to purchase additional Class X and Class Y shares of the Fund(s), and should refer to the separate prospectus for those classes of shares.

FUND SUMMARIES-GARTMORE BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. It seeks to achieve its objective by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities.

These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The Federal Home Loan Banks;
-    The Federal National Mortgage Association ("FNMA");
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
-    The Federal Farm Credit Banks.

The Fund may, however, invest a portion of its net assets in debt securities rated below investment grade, also known as "junk bonds." Under normal conditions, the Fund invests at least 80% of its net assets in bonds, which include debentures and notes.

INVESTMENT-GRADE SECURITIES

The Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

The Fund also invests in foreign government and corporate bonds, denominated in U.S. dollars, and in mortgage-backed and asset-backed securities. It may also invest in commercial paper rated in one of the two highest rating categories by a rating agency.

The Fund's portfolio managers will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will have a duration of three to seven years. In choosing to buy a debt security, the portfolio managers look for value. A security may be sold to take advantage of more favorable opportunities. The Fund may sell a debt security as it gets closer to maturity in order to maintain the Fund's target duration and achieve an attractive total return.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services.
Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less.
This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA passthrough certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to

FUND SUMMARIES-GARTMORE BOND FUND

================================================================================


default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments.
-    Greater risk of loss due to default or declining credit quality.
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

For additional information, see "More about the Bond Funds" beginning page __.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS D SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

Best Quarter:    8.69%   2nd qtr. of 1995
Worst Quarter:  -5.02%   1st qtr. of 1994

---------------

* These annual returns do not include sales charges and do not reflect the effect of taxes and through May 11, 1998, these returns are based on the performance of the Fund's predecessor fund. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

Average annual returns(1) - as of 12/31/03   1 year   5 years  10 years
-----------------------------------------------------------------------
Class A shares-Before Taxes(2)                0.97%     4.64%     5.56%
-----------------------------------------------------------------------
Class B shares-Before Taxes(3)                0.51%     4.73%     5.73%
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Class C shares-Before Taxes(4)*               3.31%     5.13%     5.83%
-----------------------------------------------------------------------
Class D shares-Before Taxes                   1.63%     4.95%     5.73%
-----------------------------------------------------------------------
Class D shares-After Taxes on
Distributions                                -0.11%     2.65%     3.21%
-----------------------------------------------------------------------
Class D shares-After Taxes on
Distributions and Sale of Shares              1.03%     2.75%     3.25%
-----------------------------------------------------------------------
Class R shares-Before Taxes(2)                6.19%     5.89%     6.20%
-----------------------------------------------------------------------
Lehman Brothers Govt./Credit
Bond Index(5)                                 4.67%     6.66%     6.98%

---------------

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A shares (5/11/98) and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class R shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.


                                                                               4

FUND SUMMARIES-GARTMORE BOND FUND

================================================================================


     classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

3 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and for the period from May 11, 1998 to the creation of the Fund's Class B shares on September 4, 2003, include the performance of the Fund's Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to this class. If these other fees were reflected, the performance for the Class B shares would have been lower.

4 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, for period from May 11, 1998 to March 1, 2001 include the performance of the Fund's Class D shares and for the period from March 1, 2001 to the creation of the Fund's Class C shares on September 4, 2003 include the performance of the Fund's Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class C shares. If these other fees were reflected, the performance for Class C shares would have been lower.

5 The Lehman Brothers Government/Credit Bond Index-an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

Shareholder Fees(1)
(paid directly from your           Class A   Class B   Class C   Class D   Class R
investment)                         shares    shares    shares    shares    shares
----------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                4.75%(2)      None      None  4.50%(2)      None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)           None(3)  5.00%(4)  1.00%(5)      None      None

Annual Fund Operating Expenses     Class A   Class B   Class C   Class D   Class R
(deducted from Fund assets)         shares    shares    shares    shares    shares
----------------------------------------------------------------------------------
Management Fees                      0.50%     0.50%     0.50%     0.50%     0.50%
----------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                         0.25%     1.00%     1.00%      None  0.40%(6)
----------------------------------------------------------------------------------
Other Expenses                       0.33%     0.25%     0.25%     0.32%     0.45%
----------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                   1.08%     1.75%     1.75%     0.82%     1.35%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page _.

3 A contingent deferred sales charge ("CDSC") of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page _.and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page _.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page _.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page _.

6 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

FUND SUMMARIES-GARTMORE BOND FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year   3 years    5 years   10 years
---------------------------------------------------------
Class A shares*  $    580  $    802  $   1,042  $   1,730
---------------------------------------------------------
Class B shares.  $    678  $    851  $   1,149  $   1,803
---------------------------------------------------------
Class C shares.  $    278  $    551  $     949  $   2,062
---------------------------------------------------------
Class D shares.  $    530  $    700  $     885  $   1,418
---------------------------------------------------------
Class R shares.  $    137  $    428  $     739  $   1,624

You would pay the following expenses on the same investment if you did not sell your shares**:

                   1 year   3 years    5 years   10 years
---------------------------------------------------------
Class B shares   $    178  $    551  $     949  $   1,803
---------------------------------------------------------
Class C shares   $    178  $    551  $     949  $   2,062

---------------

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class D and Class R shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE TAX-FREE INCOME FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations.

MUNICIPAL OBLIGATIONS Municipal obligations are issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a government or governmental entity; the government or governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back.

To achieve its objective, the Fund invests at least 80% of its net assets in securities, the interest income from which is exempt from federal income taxes. In addition, the Fund may also invest up to 20% of its net assets in securities, the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax. The Fund focuses on municipal obligations that have been rated within the four highest rating categories by a rating agency (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.), or if not rated, are of equivalent quality. These obligations are issued by states, U.S. territories, and their political subdivisions.

The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable- rate bonds. In choosing to buy a security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities.

The Fund may temporarily invest up to 20% of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objectives and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

TAX RISK. As a shareholder in the Fund, you may also face two types of tax risk. There is a risk that the federal income tax rate will be reduced and the value of the tax-exemption will be less valuable. There is also the risk that a municipal bond, which is issued as tax exempt, will eventually be declared taxable.

For additional information, see "More About the Bond Funds" beginning on page
__.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

FUND SUMMARIES-GARTMORE TAX-FREE INCOME FUND

================================================================================


ANNUAL RETURNS-CLASS D SHARES* (YEARS ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:     8.10%   1st qtr. of 1995
Worst Quarter:   -7.20%   1st qtr. of 1994

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

Average annual returns(1) - as of 12/31/03  1 year  5 years  10 years
---------------------------------------------------------------------
Class A shares-Before Taxes(2)              -0.26%    3.80%     4.33%
---------------------------------------------------------------------
Class B shares-Before Taxes(3)              -0.93%    3.83%     4.48%
---------------------------------------------------------------------
Class C shares-Before Taxes(4)*              1.94%    4.19%     4.55%
---------------------------------------------------------------------
Class D shares-Before Taxes                  0.27%    4.10%     4.50%
---------------------------------------------------------------------
Class D shares-After Taxes on
Distributions                                0.27%    4.10%     4.48%
---------------------------------------------------------------------
Class D shares-After Taxes on
Distributions and Sale of Shares(5)          1.68%    4.19%     4.52%
---------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index(6)                                4.67%    6.66%     6.98%

_______________

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor for periods prior to May 11, 1998.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A shares (5/11/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for this class has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to this class. If these other fees were reflected, the performance for this class of shares would have been lower.

3 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and for the period from May 11, 1998 to the creation of the Fund's Class B shares on September 4, 2003, include the performance of the Fund's Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares. If these other fees were reflected, the performance for the Class B shares would have been lower.

4 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, for period from May 11, 1998 to March 1, 2001 include the performance of the Fund's Class D shares and for the period from March 1, 2001 to the creation of the Fund's Class C shares on September 4, 2003 include the performance of the Fund's Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class C shares. If these other fees were reflected, the performance for Class C shares would have been lower.

5 The performance for "Class D shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

6 The Lehman Brothers Municipal Bond Index-an unmanaged index of municipal bonds-gives a broad look at how the bond prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)
(paid directly from your           Class A   Class B   Class C   Class D
investment)                         shares    shares    shares    shares
------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                4.75%(2)      None      None  4.50%(2)
------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)           None(3)  5.00%(4)  1.00%(5)      None

Annual Fund Operating Expenses.    Class A   Class B   Class C   Class D
(deducted from Fund Assets)         shares    shares    shares    shares
------------------------------------------------------------------------
Management Fees                      0.50%     0.50%     0.50%     0.50%
------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                         0.25%     1.00%     1.00%      None
------------------------------------------------------------------------
Other Expenses                       0.23%     0.22%     0.22%     0.22%
------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                   0.98%     1.72%     1.72%     0.72%

_______________
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares- Front-end Sales Charges" beginning on page __.

3 A CDSC of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" beginning on page __, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" beginning on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year   3 years  5 years  10 years
------------------------------------------------------
Class A shares*  $    570  $    772  $   991  $  1,619
------------------------------------------------------
Class B shares   $    675  $    842  $ 1,133  $  1,742
------------------------------------------------------
Class C shares   $    275  $    542  $   933  $  2,030
------------------------------------------------------
Class D shares   $    520  $    670  $   833  $  1,304

You would pay the following expenses on the same investment if you did not sell your shares**:

                   1 year   3 years  5 years  10 years
------------------------------------------------------
Class B shares   $    175  $    542  $   933  $  1,742
------------------------------------------------------
Class C shares   $    175  $    542  $   933  $  2,030

_______________
*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE GOVERNMENT BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital.

BOND MATURITY

Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate. This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The Federal Home Loan Banks;
-    The Federal National Mortgage Association ("FNMA");
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
-    The Federal Farm Credit Banks.

The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will generally be five to nine years.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short, intermediate, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration of four to six years.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA passthrough certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds

FUND SUMMARIES-GARTMORE GOVERNMENT BOND FUND

================================================================================


and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

For additional information, see "More About the Bond Funds" beginning on page
__.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class D shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class D shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS D SHARES* (YEARS ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:     6.80%   2nd qtr. of 1995
Worst Quarter:   -2.20%   1st qtr. of 1994

_______________

* These annual returns do not include sales charges and do not reflect the effect of taxes and through May 11, 1998, these returns are based on the performance of the Fund's predecessor fund. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

Average annual returns(1) - as of 12/31/03  1 year  5 years  10 years
---------------------------------------------------------------------
Class A shares-Before Taxes(2)              -3.13%    4.95%     5.93%
---------------------------------------------------------------------
Class B shares-Before Taxes(3)              -3.60%    5.03%     6.09%
---------------------------------------------------------------------
Class C shares-Before Taxes(4)*             -0.79%    5.39%     6.18%
---------------------------------------------------------------------
Class D shares-Before Taxes                 -2.69%    5.24%     6.09%
---------------------------------------------------------------------
Class D shares-After Taxes on
Distributions                               -4.59%    2.87%     3.67%
---------------------------------------------------------------------
Class D shares-After Taxes on
Distributions and Sale of Shares            -1.54%    3.02%     3.69%
---------------------------------------------------------------------
Class R shares-Before Taxes(2)               1.74%    6.17%     6.57%
---------------------------------------------------------------------
Merrill Lynch Government
Master Index(5)                              2.36%    6.22%     6.71%

_______________

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A shares (5/11/98), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class R shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

3 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and for the period from May 11, 1998 to the creation of the Fund's Class B shares on September 4, 2003, include the

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

                                                                              11

FUND SUMMARIES-GARTMORE GOVERNMENT BOND FUND

================================================================================


     performance of the Fund's Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares. If these other fees were reflected, the performance for the Class B shares would have been lower.

4 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, for period from May 11, 1998 to March 1, 2001 include the performance of the Fund's Class D shares and for the period from March 1, 2001 to the creation of the Fund's Class C shares on September 4, 2003 include the performance of the Fund's Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class C shares. If these other fees were reflected, the performance for Class C shares would have been lower.

5 The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)
(paid directly from your           Class A   Class B   Class C   Class D   Class R
investment)                         shares    shares    shares    shares    shares
----------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed on
purchases (as a percentage
of offering price)                4.75%(2)      None      None  4.50%(2)      None
----------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)           None(3)  5.00%(4)  1.00%(5)      None      None

Annual Fund Operating Expenses     Class A   Class B   Class C   Class D   Class R
(deducted from Fund assets)         shares    shares    shares    shares    shares
----------------------------------------------------------------------------------
Management Fees                      0.50%     0.50%     0.50%     0.50%     0.50%
----------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                         0.25%     1.00%     1.00%      None  0.40%(6)
----------------------------------------------------------------------------------
Other Expenses                       0.35%     0.28%     0.28%     0.28%     0.48%
==================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(7)                1.10%     1.78%     1.78%     0.78%     1.38%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page __.

3 A CDSC of up to 0.75% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __, and "Buying, Selling and Exchanging Fund Shares-Buying Shares -Class A Purchases not Subject to a Sales Charge" beginning on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

6 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

7 Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 0.79% for Class A, Class B, Class C, Class D and Class R shares through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.29% for Class A shares, 1.79% for Class B and Class C shares, 1.04% for Class D shares and 1.54% for Class R shares of the Fund before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or reimbursementsd made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement was made.

FUND SUMMARIES-GARTMORE GOVERNMENT BOND FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year   3 years  5 years  10 years
------------------------------------------------------
Class A shares*  $    582  $    808  $ 1,052  $  1,752
------------------------------------------------------
Class B shares   $    681  $    860  $ 1,164  $  1,832
------------------------------------------------------
Class C shares   $    281  $    560  $   964  $  2,095
------------------------------------------------------
Class D shares   $    526  $    688  $   864  $  1,373
------------------------------------------------------
Class R shares   $    140  $    437  $   755  $  1,657

You would pay the following expenses on the same investment if you did not sell your shares**:

                   1 year   3 years  5 years  10 years
------------------------------------------------------
Class B shares   $    181  $    560  $   964  $  1,832
------------------------------------------------------
Class C shares   $    181  $    560  $   964  $  2,095

_______________

*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change whether or not you sell your shares.

FUND SUMMARIES-GARTMORE MORLEY ENHANCED INCOME FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in your account value.

To achieve its objective, under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

When selecting securities for the Fund, the Fund's portfolio managers consider expected changes in interest rates and in the price relationships among various types of securities. They attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the use of derivatives to hedge the Fund will enable the Fund to meet its investment objective of limited fluctuation of the Fund's net asset value. There can be no guarantee that the Fund will meet its objective.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA passthrough certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.


INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund. Because the Fund invests primarily in fixed-rate debt securities with short-to-moderate maturities or variable- rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities. The Fund may also use wrap contracts to limit the impact of interest rate changes on the Fund's net asset value.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage- and asset backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

DERIVATIVES RISK. The Fund many invest in derivatives, principally futures and options. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obliga-

FUND SUMMARIES-GARTMORE MORLEY ENHANCED INCOME FUND

================================================================================


tions to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Bond Funds" beginning on page
__.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

Best Quarter:     1.59%   3rd qtr. of 2000
Worst Quarter:   -0.22%   3rd qtr. of 2003

---------------

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

                                                    One       Since
Average annual returns(1)-as of 12/31/03            year   Inception(2)
-----------------------------------------------------------------------
Class A shares - Before Taxes                      -2.86%         1.62%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions      -3.86%        -0.12%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions      -1.86%         0.31%
and Sales of shares(3)
-----------------------------------------------------------------------
Class R shares - Before Taxes(4)                    0.88%         2.58%
-----------------------------------------------------------------------
Institutional Service Class shares - Before Taxes   0.91%         2.73%
-----------------------------------------------------------------------
Institutional Class shares - Before Taxes           1.17%         2.99%
-----------------------------------------------------------------------
Lipper Ultra-Short Bond Fund Index(5)               1.85%         4.17%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 1999.

3 The performance for "Class A shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

5 The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FUND SUMMARY-GARTMORE MORLEY ENHANCED INCOME FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                                Institutional   Institutional
Shareholder Fees(1)                    Class A      Class R     Service Class       Class
(paid directly from your investment)    shares       shares        shares           shares
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)             3.75%(2)        None             None            None
imposed on purchases (as a
percentage of offering price)
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge            None(3)        None             None            None
(Load) imposed on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)

                                                                Institutional   Institutional
Annual Fund Operating Expenses         Class A      Class R     Service Class       Class
(deducted from Fund assets)             shares       shares        shares           shares
Management Fees                            0.35%       0.35%            0.35%           0.35%
---------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                               0.25%    0.40%(4)             None            None
---------------------------------------------------------------------------------------------
Other Expenses                             0.33%       0.45%            0.50%           0.25%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         0.93%       1.20%            0.85%           0.60%
---------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                              0.15%       0.15%            0.15%           0.15%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(5)                 0.78%       1.05%            0.70%           0.45%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" beginning on page __.

3 A CDSC of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. For more information, see "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page __.

4 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

5 Gartmore Morley Capital Management, Inc. ("GMCM"), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, wrap contract fees and premiums and expenses related to wrap contracts, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 0.45% for Class A, Class R, Institutional Service and Institutional Class shares at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 0.85% for Class A shares, 1.30% for Class R shares, and 0.70% for Institutional Service Class shares of the Fund before GMCM would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMCM for management fees previously waived and/or for the cost of Other Expenses paid by GMCM provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMCM in this manner only applies to fees paid or reimbursements made by GMCM at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year    3 years   5 years    10 years
--------------------------------------------------------------------
Class A shares*             $    452  $    646  $     856  $   1,462
--------------------------------------------------------------------
Class R shares              $    107  $    366  $     645  $   1,441
--------------------------------------------------------------------
Institutional Service
Class shares                $     72  $    256  $     457  $   1,035
--------------------------------------------------------------------
Institutional Class shares  $     46  $    177  $     320  $     736

_______________

*    Assumes a CDSC will not apply.

FUND SUMMARY-GARTMORE MONEY MARKET FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

This Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund seeks to achieve this objective by investing in high quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. Government and agency bonds, bills and notes.

These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The Federal Home Loan Banks;
-    The Federal National Mortgage Association ("FNMA");
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
-    The Federal Farm Credit Banks.

These money market obligations also include the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

WHY INVEST IN A MONEY MARKET FUND?

By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for risk averse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA passthrough certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

PREPAYMENT RISK. Asset-backed commercial paper is secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Particularly when interest rates are falling, debtors may refinance their loans or obligations earlier than anticipated, and the issuers of asset-backed commercial paper may, therefore, repay principal in advance. Prepayment risk occurs because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income.

For additional information, see "More About the Money Market Fund" on page __.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the IMoneyNet. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

FUND SUMMARY-GARTMORE MONEY MARKET FUND

================================================================================


ANNUAL RETURNS-PRIME SHARES* (YEARS ENDED DECEMBER 31)

[GRAPHIC OMITTED]

Best Quarter:    1.52%   4th qtr. of 2000
Worst Quarter:   0.13%   3rd and 4th qtr. of 2003

_______________

* These returns reflect performance after expenses are deducted and include the performance of the Fund's predecessor fund for periods prior to May 11, 1998. All of the Fund's shares were reclassified as Prime shares on January 4, 1999. Please call 1-800-848-0920 for the Fund's current 7-day yield.

Average annual returns - as of 12/31/03     1 year  5 years  10 years
---------------------------------------------------------------------
Prime Shares                                 0.62%    3.14%     4.01%
---------------------------------------------------------------------
Service Class Shares(1)                      0.50%    3.03%     3.95%
---------------------------------------------------------------------
Institutional Class Shares(1)                0.69%    3.17%     4.03%
---------------------------------------------------------------------
IMoneyNet-First Tier Retail(2)               1.25%    3.89%     4.71%

_______________

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

2 The IMoneyNet - First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, depending on the class you select.
There are no sales charges to purchase or sell shares of the Money
Market Fund.

Annual Fund Operating                  Service   Institutional
Expenses (deducted from     Prime       Class        Class
Fund Assets)                shares      shares      shares
--------------------------------------------------------------
Management Fees               0.39%      0.39%           0.39%
--------------------------------------------------------------
Distribution and Service
(12b-1) Fees                   None      0.10%            None
--------------------------------------------------------------
Other Expenses                0.24%      0.31%           0.17%
==============================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES         0.63%(1)      0.80%        0.56%(1)
--------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                   N/A      0.05%             N/A
==============================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)         N/A   0.75%(2)             N/A

_______________

1 Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.59% for each Class of shares at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 0.84% for Prime shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement was made.

2 GMF and the Fund have also entered into a written contract limiting Total Annual Fund Operating Expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expenses, and extraordinary expenses) from exceeding 0.75% for the Service Class at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARY-GARTMORE MONEY MARKET FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years  5 years  10 years
-----------------------------------------------------------------
Prime Shares                  $   64   $   202  $   351  $    786
-----------------------------------------------------------------
Service Class Shares          $   77   $   250  $   439  $    985
-----------------------------------------------------------------
Institutional Class Shares    $   57   $   179  $   313  $    701

MORE ABOUT THE BOND FUNDS

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Bond Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information ("SAI") contains additional information about all of the Bond Funds, including the Bond Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

INVESTMENT-GRADE BONDS (BOND, TAX-FREE, GOVERNMENT BOND AND ENHANCED INCOME). These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS (BOND AND TAX-FREE). Medium grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

U.S. GOVERNMENT SECURITIES (BOND, GOVERNMENT BOND AND ENHANCED INCOME). Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these securities. With respect to credit risk, securities issued by some government agencies authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

ZERO-COUPON SECURITIES (TAX-FREE). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. Certain zero-coupon securities are sold at a deep discount. Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make the distributions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (BOND, GOVERNMENT AND ENHANCED INCOME). U.S. government mortgage- backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage backed securities issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the Fund's portfolio manager expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage- backed securities. Only the Enhanced Income Fund and the Bond Fund will invest in asset-backed securities as a principal investment technique.

FLOATING- AND VARIABLE-RATE SECURITIES (ALL BOND FUNDS). Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securi-

MORE ABOUT THE BOND FUNDS

================================================================================


ties varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating or variable-rate securities may be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, these securities are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the principal will be reinvested in a lower interest rate market that reduces a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

MUNICIPAL OBLIGATIONS (TAX-FREE). Municipal obligation interest is generally exempt from federal income taxes. Municipal obligations include revenue bonds (which are paid from the revenue of a specific project), general-obligation bonds (which are backed by the taxing power of the issuer), and moral-obligation bonds (which are normally issued by special-purpose public authorities). If the issuer of moral obligation bonds is unable to pay interest from current revenues, it can draw from a reserve fund, the restoration of which is a moral commitment but not a legal obligation of that issuer. The principal risks of municipal obligations are credit risk and interest rate risk, although local, political and economic factors may also adversely affect the value and liquidity of municipal securities.

MATURITY (ALL BOND FUNDS). Every debt security has a stated maturity date-when the issuer must repay in whole or in part, the debt security's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage- backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage- backed bonds.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (ALL BOND FUNDS). Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years-the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

DERIVATIVES (ENHANCED INCOME). The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying security. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes.

The Fund may use derivatives to shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

PRINCIPAL RISKS

FOREIGN RISK (BOND). Investments in foreign securities involves special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty

MORE ABOUT THE BOND FUNDS

================================================================================


     voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY INVESTMENTS

Generally each of the Bond Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser believes that business, economic, political or financial conditions warrant, a Bond Fund (except the Gartmore Tax-Free Income
Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Bond Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Bond Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in this manner. Should this occur, a Bond Fund will not be pursuing its investment objective and may miss potential market upswings.

MORE ABOUT THE MONEY MARKET FUND

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Money Market Fund may use the following principal investments and techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The SAI contains additional information about the Money Market Fund, including the Money Market Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS. Money market obligations include:

-    U.S. Government securities with remaining maturities of 397 days or less,

- Commercial paper issued by corporations, foreign governments, states and municipalities and rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency),

- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency,

- Short-term bank obligations (including certificates of deposit and time deposits) rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),

- Repurchase agreements relating to debt obligations that the Fund could purchase directly,

- Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING- AND VARIABLE-RATE SECURITIES. Floating- and variable rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to another index (such as the Treasury bill rate), while the interest rate on variable-rate bonds changes at preset times, based upon some underlying index. Some of the floating- or variable rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other debt securities. In addition, because they may be callable, these securities may be also subject to the risk that the Fund will be repaid prior to the stated maturity, and the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. Asset-backed commercial paper is secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate credit and prepayment risks.

PRINCIPAL RISKS

The Money Market Fund is a low-risk investment compared to most other investments. Given its objective-to preserve capital, generate income and maintain liquidity-the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.

MANAGEMENT

================================================================================


INVESTMENT ADVISERS

GARTMORE MUTUAL FUND CAPITAL TRUST - INVESTMENT ADVISER FOR EACH OF THE FUNDS EXCEPT THE GARTMORE MORLEY ENHANCED INCOME FUND

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of January 31, 2004, GMF and its U.S. affiliates had approximately $38.2 billion in assets under management, including approximately $21.7 billion managed by GMF.

Each Fund, other than the Gartmore Morley Enhanced Income Fund, pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by such Funds for the fiscal year ended October 31, 2003, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Gartmore Bond Fund                      0.50%
---------------------------------------------
Gartmore Tax-Free Income Fund           0.50%
---------------------------------------------
Gartmore Government Bond Fund           0.50%
---------------------------------------------
Gartmore Money Market Fund              0.39%

PORTFOLIO MANAGERS

GARTMORE BOND FUND. Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are co-portfolio managers of the Gartmore Bond Fund. Mr. Davis joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior portfolio manager and is currently a director. He either manages or co-manages, with Ms. Brown, other institutional fixed income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, Mr. Davis was with John Nuveen/Flagship Financial for five years.

Ms. Brown joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior investment analyst and is currently a director. She also co-manages, with Mr. Davis, other institutional fixed income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, Ms. Brown was with the Ohio Bureau of Workers' Compensation.

GARTMORE TAX-FREE INCOME FUND. Alpha Benson, Director of Municipal Securities, joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1977 as a financial analyst. Ms. Benson has managed the Gartmore Tax-Free Income Fund and its predecessor from its inception in March 1986, and managed the Financial Horizons Investment Trust Municipal Bond Fund from March 1997 to May 1998.

GARTMORE GOVERNMENT BOND FUND. Gary R. Hunt, CFA, has either managed or co-managed the Gartmore Government Bond Fund, and its predecessor funds, since March 1997. He also manages the Gartmore GVIT Government Bond Fund and an offshore U.S. government bond fund. Mr. Hunt joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency and Agency Mortage Backed sector for Nationwide Insurance.

GARTMORE MONEY MARKET FUND. Patricia Mynster, Director of Securities Investments, joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1969. Ms. Mynster has managed the Gartmore Money Market Fund and its predecessor since July 1997, and has managed short-term investments for Nationwide since 1977.

GARTMORE MORLEY CAPITAL MANAGEMENT, INC. - INVESTMENT ADVISER FOR GARTMORE MORLEY ENHANCED INCOME FUND

Gartmore Morley Capital Management, Inc. ("GMCM"), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the assets and supervises the daily business affairs of the Gartmore Morley Enhanced Income Fund. GMCM was organized in 1983 and provides stable value fixed income management services to mutual funds, collective investment trusts, separate investment accounts and tax-qualified retirement plans. As of January 31, 2004, GMCM and its U.S. affiliates had approximately $38.2 billion in assets under management, of which $11.9 billion was managed by GMCM.

For the fiscal year ended October 31, 2003, the Gartmore Morley Enhanced Income Fund paid GMCM an annual management fee of 0.35%, expressed as a percentage of the Fund's average daily net assets.

PORTFOLIO MANAGERS

GARTMORE MORLEY ENHANCED INCOME FUND. A team of portfolio managers from GMCM is responsible for the day-to-day management of the Gartmore Morley Enhanced Income Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Prime shares of the Money Market Fund and Class A, Class B and Class C shares of the other Funds are available to all investors; Class D, Class R, Institutional Service Class, Institutional Class and Service Class shares are available to a limited group of investors and are not offered by all Funds.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares
-    Class D shares

Contingent Deferred Sales Charge (CDSC)1:

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class,
Institutional Class or Prime shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares (and Service Class shares of the Money Market Fund) pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class D, Class R and Institutional Service Class shares (Service Class and Prime shares for the Money Market Fund) may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A, Class D, Institutional Service Class, Service Class and Prime shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional Service Class or Institutional Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A and D shares                           Class B shares                          Class C shares
---------------------------------------------------------------------------------------------------------------
Front-end sales charge means        No front-end sales charge, so your       No front-end sales charge, so your
that a portion of your initial      full investment immediately goes         full investment immediately goes
investment goes toward the sales    toward buying shares                     toward buying shares
charge, and is not invested
---------------------------------------------------------------------------------------------------------------
Reductions and waivers of the       No reductions of the CDSC available,     Like Class B shares, no reductions
sales charge available              but waivers available                    of the CDSC are available, but
                                                                             waivers of CDSC are available
---------------------------------------------------------------------------------------------------------------
Lower expenses than Class B         Higher distribution and service fees     Higher distribution and service
and Class C shares mean higher      than Class A and Class D shares          fees than Class A and Class D
dividends per share                 mean higher fund expenses and            shares mean higher fund
                                    lower dividends per share                expenses and lower dividends per
                                                                             share
---------------------------------------------------------------------------------------------------------------
Conversion features are not         After seven years, Class B shares        Unlike Class B shares, Class C
applicable                          convert into Class A shares, which       shares do not automatically
                                    reduces your future fund expenses        convert into another class
---------------------------------------------------------------------------------------------------------------
No sales charge when shares are     CDSC if shares are sold within six       CDSC of 1% is applicable if shares
sold back to a Fund(1)              years: 5% in the first year, 4% in the   are sold in the first year after
                                    second, 3% in the third and fourth       purchase
                                    years, 2% in the fifth, and 1% in the
                                    sixth year
---------------------------------------------------------------------------------------------------------------
No maximum investment limit         Investments of $100,000 or more          Investments of $1,000,000 or more
                                    may be rejected                          may be rejected2

______________

1 A CDSC of up to 0.75% (50% for the Gartmore Morley Enhanced Income Fund) may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


For investors who are eligible to purchase Class D, Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares (or Prime shares or Service Class shares of the Money Market Fund).

WHO CAN BUY CLASS D SHARES

Class D shares are available for purchase by the following:

- Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
- Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Gartmore Bond, Gartmore Government Bond and Gartmore Morley Enhanced Income Funds each offer Class R shares, the Gartmore Morley Enhanced Income and the Money Market Funds offer Institutional Class shares and the Gartmore Morley Enhanced Income Fund also offers Institutional Service Class shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

Service Class shares of the Money Market Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- retirement plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- retirement plans if no third party administrator for the plan receives compensation from the Funds
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A shares of any of the Funds (or Institutional Class shares of the Gartmore Morley Enhanced Income or Money Market Funds or Institutional Service Class shares of the Gartmore Morley Enhanced Income Fund), one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

Minimum Investments-Class A, B, C & D Shares

To open an account (per Fund)                       $  2,000
------------------------------------------------------------
To open an IRA account (per Fund)                   $  1,000
------------------------------------------------------------
Additional investments (per Fund)                   $    100
------------------------------------------------------------
To start an Automatic Asset Accumulation Plan       $  1,000
------------------------------------------------------------
Additional Automatic Asset Accumulation Plan per
transaction                                         $     50
------------------------------------------------------------
Minimum Investments-Prime Shares of the Money
Market Fund To open an account                      $  1,000
------------------------------------------------------------
Through the Automatic Asset Accumulation Plan per
transaction                                         $     25
------------------------------------------------------------
Additional Investments                              $    100
------------------------------------------------------------
Minimum Investments-Institutional Service Class
Shares To open a Gartmore Morley Enhanced
Income Fund account                                 $ 25,000
------------------------------------------------------------
Additional investments                                  None
------------------------------------------------------------
Minimum Investments- Institutional Class Shares
To open a Gartmore Money Market Fund account        $100,000
------------------------------------------------------------
To open a Gartmore Morley Enhanced Income Fund
account                                             $ 25,000
------------------------------------------------------------
Additional investments                                  None
------------------------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

The Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A AND CLASS D SHARES

The charts below show the applicable Class A and Class D front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
Gartmore Bond Fund
Gartmore Tax-Free Income Bond
Gartmore Government Bond Fund

                               Sales Charge            Dealer
                                 as % of             Commission
                          -----------------------
                                        Amount        as % of
                          Offering     Invested       Offering
Amount of purchase          Price   (approximately)     Price
---------------------------------------------------------------
Less than $50,000            4.75%            4.99%       4.00%
---------------------------------------------------------------
$50,000 to $99,999           4.50             4.71        3.75
---------------------------------------------------------------
$100,000 to $249,999         3.50             3.63        3.00
---------------------------------------------------------------
$250,000 to $499,999         2.50             2.56        2.00
---------------------------------------------------------------
$500,000 to $999,999         2.00             2.04        1.75
---------------------------------------------------------------
$1 million or more           None             None        None
---------------------------------------------------------------

CLASS A SHARES
Gartmore Morley Enhanced Income Fund

                               Sales Charge            Dealer
                                 as % of             Commission
                          ------------------------
                                        Amount        as % of
                          Offering     Invested       Offering
Amount of purchase          Price   (approximately)     Price
---------------------------------------------------------------
Less than $50,000            3.75%            3.90%       3.00%
---------------------------------------------------------------
$50,000 to $99,999           3.00             3.09        2.25
---------------------------------------------------------------
$100,000 to $249,999         2.25             2.30        1.75
---------------------------------------------------------------
$250,000 to $499,999         1.75             1.78        1.50
---------------------------------------------------------------
$500,000 to $999,999         1.50             1.52        1.25
---------------------------------------------------------------
$25 million or more          None             None        None
---------------------------------------------------------------

CLASS D SHARES
Gartmore Bond Fund
Gartmore Tax-Free Income Bond
Gartmore Government Bond Fund

                               Sales Charge            Dealer
                                 as % of             Commission
                          ------------------------
                                        Amount        as % of
                          Offering     Invested       Offering
Amount of purchase          Price   (approximately)     Price
---------------------------------------------------------------
Less than $50,000            4.50%            4.71%       4.00%
---------------------------------------------------------------
$50,000 to $99,999           4.00             4.17        3.50
---------------------------------------------------------------
$100,000 to $249,999         3.00             3.09        2.50
---------------------------------------------------------------
$250,000 to $499,999         2.50             2.56        1.75
---------------------------------------------------------------
$500,000 to $999,999         2.00             2.04        1.25
---------------------------------------------------------------
$1 million or more           0.50             0.50        0.50
---------------------------------------------------------------
$25 million or more          None             None        None
---------------------------------------------------------------

YOU MAY QUALIFY FOR A REDUCED CLASS A OR CLASS D SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A OR CLASS D SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A and Class D sales charges" and "Waiver of Class A and Class D sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus
Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.75% (0.50% on the Gartmore Morley Enhanced Income Fund) if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


0.75% (0.50% on the Gartmore Morley Enhanced Income Fund) on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables show
     --------------------------------------------
     how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the same
     ----------------------
     address can combine the current value of your Class A and Class D investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13- month
     -------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a brokerdealer having a dealer/selling agreement with the Distributor. (Class A shares only)
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)
-    retirement plans (Class A shares only)
- Trustees and retired Trustees of Gartmore Mutual Funds, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors). (Class A and Class D shares for those Funds which have Class D shares)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUNDS' AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B, Class C or Class D shares, (or Prime shares of the Money Market Fund) you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class, Institutional Class or Service Class shares should contact Customer Service at 1-800- 848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920, and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

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The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption- in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B, CLASS C, CLASS D AND PRIME
SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or

- if the redemption check is made payable to anyone other than the registered shareholder, or

- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

- if the proceeds are mailed to any address other than the address of record, or

- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                     1     2      3      4      5      6    7 years
Sale within        year  years  years  years  years  years  or more
-------------------------------------------------------------------
Sales charge         5%     4%     3%     3%     2%     1%       0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                        1 million    $4 million to   $25 million
Amount of Purchase    to $3,999,999   $24,999,999      or more
----------------------------------------------------------------
CDSC on Gartmore
Morley Enhanced
Income Fund                   0.50%          0.25%         0.15%
CDSC on Other
Funds                         0.75%          0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares. WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA

BUYING, SELLING AND EXCHANGING FUND SHARES

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accounts after age 7012 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C, Class D or Prime shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B, Class C, Class D and Prime shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800- 848-0920 for more information. Eligible entities wishing to sell Institutional Service Class, Institutional Class or Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes - Selling and Exchanging Fund Shares" on page __

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application.

(This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally as of 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

BUYING, SELLING AND EXCHANGING FUND SHARES

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ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

If the value of your Class A, B, C or D shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

If the value of Prime Shares of your Money Market Fund account falls below a daily average of $250 for any month, we will generally charge a $2 monthly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the monthly fee. We will sell shares from your account once a month to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares (and Service Class shares of the Money Market Fund), the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds (and Service Class shares of the Money Market Fund) pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class                         As a % of daily net assets
------------------------------------------------------------------------
Class A shares                     0.25% (distribution or service fee)
------------------------------------------------------------------------
Class B shares                     1.00% (0.25% service fee)
------------------------------------------------------------------------
Class C shares                     1.00% (0.25% service fee)
------------------------------------------------------------------------
Class R shares                     0.50% (0.25%
                                   of which may be either a
                                   distribution or service fee)
------------------------------------------------------------------------
Service Class (Money Market Fund
only)                              0.15% (distribution or service fee)

Class D, Institutional Class, Institutional Service Class and Prime shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page __.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class R, Institutional Class, Service Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the

BUYING, SELLING AND EXCHANGING FUND SHARES

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Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                 Exchange Fee
Gartmore Emerging Markets Fund . . . . . . . . . . . . . .  2.00%
Gartmore Focus Fund. . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Financial Services Fund. . . . . . . . . . .2.00%
Gartmore Global Health Sciences Fund . . . . . . . . . . . .2.00%
Gartmore Global Technology and Communications Fund . . . . .2.00%
Gartmore Global Utilities Fund . . . . . . . . . . . . . . .2.00%
Gartmore International Growth Fund . . . . . . . . . . . . .2.00%
Gartmore Long-Short Equity Plus Fund . . . . . . . . . . . .2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . .2.00%
Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . . .2.00%
Gartmore Worldwide Leaders Fund. . . . . . . . . . . . . . .2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . .  1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . .  1.50%
Gartmore Millennium Growth Fund. . . . . . . . . . . . . .  1.50%
Gartmore Small Cap Fund. . . . . . . . . . . . . . . . . .  1.50%
Gartmore Value Opportunities Fund. . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.


EXCEPTIONS TO THE EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's exchange fee. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:
-     Certain  broker  wrap  fee  and  other  fee-based  programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose an exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose an exchange fee on their customers' accounts.

To the extent that an exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:
-     Shares  exchanged  under  regularly  scheduled  withdrawal  plans
-     Shares  purchased  through  reinvested  dividends  or  capital  gains
- Shares exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active.
- Shares exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. and gains The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

The Funds declare dividends daily and distribute them monthly. Income dividends (except as described below for the Gartmore Tax-Free Income Fund) are taxable either as ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). None of the distributions by the Funds are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

GARTMORE TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a portion could be taxable. Any taxable distributions will be reported on Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099.

For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions (other than on distributions of income exempt from federal income tax in the case of the Tax-Free Income Fund). You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if the Fund or a class has not been in operation for the past five years, for the life of the Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002 and 2003 have been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other audited information was audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE BOND FUND

                                                         Investment Activities                  Distributions
                                                         ---------------------                  -------------
                                                                   Net
                                                              Realized and
                                                                   and
                                        Net                    Unrealized                                                Net
                                       Asset         Net          Gains         Total                                   Asset
                                       Value,    Investment     (Losses)        from          Net                      Value,
                                     Beginning     Income          on        Investment   Investment       Total       End of
                                     of Period     (Loss)      Investments   Activities     Income     Distributions   Period
-----------------------------------  ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Year Ended October 31, 1999          $    9.75         0.53          (0.68)       (0.15)       (0.53)          (0.53)  $  9.07
Year Ended October 31, 2000          $    9.07         0.57          (0.32)        0.25        (0.57)          (0.57)  $  8.75
Year Ended October 31, 2001          $    8.75         0.52           0.84         1.36        (0.53)          (0.53)  $  9.58
Year Ended October 31, 2002          $    9.58         0.50          (0.15)        0.35        (0.50)          (0.50)  $  9.43
Year Ended October 31, 2003          $    9.43         0.46           0.24         0.70        (0.46)          (0.46)  $  9.67

CLASS B SHARES
Period Ended October 31, 2003 (d)    $    9.49         0.06           0.18         0.24        (0.06)          (0.06)  $  9.67

CLASS C SHARES
Period Ended October 31, 2003 (d)    $    9.50         0.06           0.18         0.24        (0.06)          (0.06)  $  9.68

CLASS D SHARES
Year Ended October 31, 1999          $    9.76         0.55          (0.67)       (0.12)       (0.55)          (0.55)  $  9.09
Year Ended October 31, 2000          $    9.09         0.59          (0.33)        0.26        (0.59)          (0.59)  $  8.76
Year Ended October 31, 2001          $    8.76         0.54           0.84         1.38        (0.55)          (0.55)  $  9.59
Year Ended October 31, 2002          $    9.59         0.52          (0.15)        0.37        (0.52)          (0.52)  $  9.44
Year Ended October 31, 2003          $    9.44         0.49           0.24         0.73        (0.49)          (0.49)  $  9.68

CLASS R SHARES
Period Ended October 31, 2003 (e)    $    9.80         0.03          (0.12)       (0.09)       (0.03)          (0.03)  $  9.68



                                                                           Ratios/Supplemental Data
                                                                           ------------------------
                                                                          Ratio
                                                                           of
                                                              Ratio        Net                         Ratio of Net
                                                      Net       of      Investment      Ratio of         Investment
                                                    Assets   Expenses     Income        Expenses           Income
                                                    at End      to       (Loss) to      (Prior to     (Loss) (Prior to
                                                      of      Average     Average    Reimbursements)   Reimbursements)   Portfolio
                                        Total       Period      Net         Net        to Average        to Average       Turnover
                                      Return (a)    (000s)    Assets      Assets     Net Assets (b)    Net Assets (b)       (c)
-----------------------------------  ------------  --------  ---------  -----------  ---------------  -----------------  ----------
CLASS A SHARES
Year Ended October 31, 1999               (1.58%)  $  3,186      1.08%        5.67%              (h)                (h)      64.26%
Year Ended October 31, 2000                2.87%   $  3,458      1.05%        6.42%              (h)                (h)      72.80%
Year Ended October 31, 2001               16.01%   $  4,775      1.14%        5.71%              (h)                (h)      42.47%
Year Ended October 31, 2002                3.84%   $  7,551      1.06%        5.34%              (h)                (h)      27.66%
Year Ended October 31, 2003                7.55%   $ 10,128      1.08%        4.74%              (h)                (h)      17.73%

CLASS B SHARES
Period Ended October 31, 2003 (d)        2.50%(f)  $     24   1.83%(g)     3.62%(g)              (h)                (h)      17.73%

CLASS C SHARES
Period Ended October 31, 2003 (d)        2.49%(f)  $      9   1.87%(g)     3.60%(g)              (h)                (h)      17.73%

CLASS D SHARES
Year Ended October 31, 1999               (1.24%)  $125,451      0.83%        5.86%              (h)                (h)      64.26%
Year Ended October 31, 2000                2.97%   $108,413      0.83%        6.62%              (h)                (h)      72.80%
Year Ended October 31, 2001               16.23%   $132,034      0.92%        5.94%              (h)                (h)      42.47%
Year Ended October 31, 2002                4.07%   $136,049      0.83%        5.58%              (h)                (h)      27.66%
Year Ended October 31, 2003                7.81%   $127,591      0.82%        5.00%              (h)                (h)      17.73%

CLASS R SHARES
Period Ended October 31, 2003 (e)     (0.92%)(f)   $      1   1.85%(g)     3.48%(g)         1.95%(g)           3.38%(g)      17.73%

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as  indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)  For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)  Not annualized.
(g)  Annualized.
(h)  There were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE TAX-FREE INCOME FUND

                                                       Investment Activities                  Distributions
                                                       ---------------------                  -------------
                                                                 Net
                                                            Realized and
                                                                 and
                                      Net                    Unrealized                                                        Net
                                     Asset         Net          Gains         Total                                           Asset
                                     Value,    Investment     (Losses)        from          Net       Net                    Value,
                                   Beginning     Income          on        Investment   Investment  Realized      Total      End of
                                   of Period     (Loss)      Investments   Activities     Income      Gains   Distributions  Period
--------------------------------- ----------  -----------  -------------  -----------  -----------  --------  -------------  ------
CLASS A SHARES
Year Ended October 31, 1999       $   10.65         0.49          (0.82)       (0.33)       (0.49)    (0.04)         (0.53)  $ 9.79
Year Ended October 31, 2000       $    9.79         0.50           0.25         0.75        (0.50)        -          (0.50)  $10.04
Year Ended October 31, 2001       $   10.04         0.46           0.49         0.95        (0.48)        -          (0.48)  $10.51
Year Ended October 31, 2002       $   10.51         0.47              -         0.47        (0.47)        -          (0.50)  $10.51
Year Ended October 31, 2003       $   10.51         0.44          (0.02)        0.42        (0.44)        -          (0.46)  $10.49

CLASS B SHARES
Period Ended October 31, 2003 (d) $   10.28         0.06           0.20         0.26        (0.06)        -          (0.06)  $10.48

CLASS C SHARES
Period Ended October 31, 2003 (d) $   10.27         0.06           0.20         0.26        (0.06)        -          (0.06)  $10.47

CLASS D SHARES
Year Ended October 31, 1999       $   10.66         0.51          (0.84)       (0.33)       (0.51)    (0.04)         (0.55)  $ 9.78
Year Ended October 31, 2000       $    9.78         0.53           0.25         0.78        (0.53)        -          (0.53)  $10.03
Year Ended October 31, 2001       $   10.03         0.49           0.49         0.98        (0.51)        -          (0.51)  $10.50
Year Ended October 31, 2002       $   10.50         0.49           0.01         0.50        (0.49)        -          (0.49)  $10.51
Year Ended October 31, 2003       $   10.51         0.47          (0.02)        0.45        (0.47)        -          (0.47)  $10.49



                                                                           Ratios/Supplemental Data
                                                                           ------------------------
                                                                          Ratio
                                                                           of
                                                              Ratio        Net                         Ratio of Net
                                                      Net       of      Investment      Ratio of         Investment
                                                    Assets   Expenses     Income        Expenses           Income
                                                    at End      to       (Loss) to      (Prior to     (Loss) (Prior to
                                                      of      Average     Average    Reimbursements)   Reimbursements)   Portfolio
                                        Total       Period      Net         Net        to Average        to Average       Turnover
                                      Return (a)    (000s)    Assets      Assets     Net Assets (b)    Net Assets (b)       (c)
-----------------------------------  ------------  --------  ---------  -----------  ---------------  -----------------  ----------
CLASS A SHARES
Year Ended October 31, 1999               (3.26%)  $  2,383      0.96%        4.79%              (g)                (g)      42.26%
Year Ended October 31, 2000                7.90%   $  3,792      0.94%        6.42%              (g)                (g)       7.08%
Year Ended October 31, 2001                9.70%   $  5,837      1.00%        5.71%              (g)                (g)       7.29%
Year Ended October 31, 2002                4.57%   $  7,586      0.99%        5.34%              (g)                (g)      27.77%
Year Ended October 31, 2003                4.09%   $  7,580      0.98%        4.74%              (g)                (g)      16.91%

CLASS B SHARES
Period Ended October 31, 2003 (d)        2.48%(e)  $     41   1.83%(g)     1.72%(f)              (g)                (g)      16.91%

CLASS C SHARES
Period Ended October 31, 2003 (d)        2.48%(e)  $      1   1.87%(g)     1.72%(f)              (g)                (g)      16.91%

CLASS D SHARES
Year Ended October 31, 1999               (3.24%)  $226,270      0.83%        0.71%              (g)                (g)      42.26%
Year Ended October 31, 2000                8.18%   $204,337      0.83%        0.70%              (g)                (g)       7.08%
Year Ended October 31, 2001                9.99%   $202,942      0.92%        0.75%              (g)                (g)       7.29%
Year Ended October 31, 2002                4.94%   $195,601      0.83%        0.73%              (g)                (g)      27.77%
Year Ended October 31, 2003                4.36%   $184,774      0.82%        0.72%              (g)                (g)      16.91%

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)  Not annualized.
(f)  Annualized.
(g)  There were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE GOVERNMENT BOND FUND

                                                       Investment Activities                  Distributions
                                                       ---------------------                  -------------
                                                                 Net
                                                            Realized and
                                                                 and
                                      Net                    Unrealized                                                        Net
                                     Asset         Net          Gains         Total                                           Asset
                                     Value,    Investment     (Losses)        from          Net       Net                    Value,
                                   Beginning     Income          on        Investment   Investment  Realized      Total      End of
                                   of Period     (Loss)      Investments   Activities     Income      Gains   Distributions  Period
--------------------------------- ----------  -----------  -------------  -----------  -----------  --------  -------------  ------
CLASS A SHARES
Year Ended October 31, 1999        $   10.56         0.51         (0.62)       (0.11)       (0.51)    (0.05)         (0.56)  $ 9.89
Year Ended October 31, 2000        $    9.89         0.57          0.13         0.70        (0.57)    (0.02)         (0.59)  $10.00
Year Ended October 31, 2001        $   10.00         0.53          0.95         1.48        (0.53)        -          (0.53)  $10.95
Year Ended October 31, 2002        $   10.95         0.45          0.20         0.65        (0.45)    (0.20)         (0.65)  $10.95
Year Ended October 31, 2003        $   10.95         0.41         (0.16)        0.25        (0.40)    (0.19)         (0.59)  $10.61

CLASS B SHARES
Period Ended October 31, 2003 (d)  $   10.48         0.06          0.12         0.18        (0.05)        -          (0.05)  $10.61

CLASS C SHARES
Period Ended October 31, 2003 (d)  $   10.48         0.06          0.12         0.18        (0.05)        -          (0.05)  $10.61

CLASS D SHARES
Year Ended October 31, 1999        $   10.57         0.53         (0.63)       (0.10)       (0.53)    (0.05)         (0.58)  $ 9.89
Year Ended October 31, 2000        $    9.89         0.59          0.14         0.73        (0.59)    (0.02)         (0.61)  $10.01
Year Ended October 31, 2001        $   10.01         0.55          0.95         1.50        (0.55)        -          (0.55)  $10.96
Year Ended October 31, 2002        $   10.96         0.48          0.19         0.67        (0.48)    (0.20)         (0.68)  $10.95
Year Ended October 31, 2003        $   10.95         0.44         (0.15)        0.29        (0.43)    (0.19)         (0.62)  $10.62

CLASS R SHARES
Period Ended October 31, 2003 (e)  $   10.77         0.04         (0.16)       (0.12)       (0.03)        -          (0.03)  $10.62


                                                                           Ratios/Supplemental Data
                                                                           ------------------------
                                                                          Ratio
                                                                           of
                                                              Ratio        Net                         Ratio of Net
                                                      Net       of      Investment      Ratio of         Investment
                                                    Assets   Expenses     Income        Expenses           Income
                                                    at End      to       (Loss) to      (Prior to     (Loss) (Prior to
                                                      of      Average     Average    Reimbursements)   Reimbursements)   Portfolio
                                        Total       Period      Net         Net        to Average        to Average       Turnover
                                      Return (a)    (000s)    Assets      Assets     Net Assets (b)    Net Assets (b)       (c)
-----------------------------------  ------------  --------  ---------  -----------  ---------------  -----------------  ----------
CLASS A SHARES
Year Ended October 31, 1999               (1.05%)  $ 49,601      0.99%        5.13%            1.15%              4.97%      51.86%
Year Ended October 31, 2000                7.40%   $ 54,796      0.99%        5.84%            1.05%              5.78%     107.86%
Year Ended October 31, 2001               15.21%   $ 57,336      0.99%        5.12%            1.20%              4.91%     159.68%
Year Ended October 31, 2002                6.42%   $ 55,510      1.07%        4.28%            1.11%              4.28%      99.42%
Year Ended October 31, 2003                2.29%   $ 56,589      1.10%        3.76%              (h)                (h)     106.65%

CLASS B SHARES
Period Ended October 31, 2003 (d)        1.73%(f)  $      1   1.80%(g)     3.52%(g)              (h)                (h)     106.65%

CLASS C SHARES
Period Ended October 31, 2003 (d)        1.73%(f)  $     65   1.76%(g)     4.11%(g)              (h)                (h)     106.65%

CLASS D SHARES
Year Ended October 31, 1999               (0.93%)  $ 52,260      0.79%        5.24%            0.81%              5.22%      51.86%
Year Ended October 31, 2000                7.73%   $ 55,812      0.78%        6.03%            0.78%              6.03%     107.86%
Year Ended October 31, 2001               15.43%   $124,117      0.79%        5.24%            0.90%              5.13%     159.68%
Year Ended October 31, 2002                6.61%   $174,637      0.81%        4.52%            0.81%              4.52%      99.42%
Year Ended October 31, 2003                2.67%   $154,556      0.82%        4.03%              (h)                (h)     106.65%

CLASS R SHARES
Period Ended October 31, 2003 (e)     (1.12%)(f)   $      1   1.48%(g)     4.13%(g)         1.58%(g)           4.03%(g)     106.65%

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)  For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)  Not annualized.
(g)  Annualized.
(h)  There were no fee reductions during the period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE MORLEY ENHANCED INCOME FUND

                                                         Investment Activities                  Distributions
                                                         ---------------------                  -------------
                                                                   Net
                                                              Realized and
                                                                   and
                                        Net                    Unrealized                                                Net
                                       Asset         Net          Gains         Total                                   Asset
                                       Value,    Investment     (Losses)        from          Net                      Value,
                                     Beginning     Income          on        Investment   Investment       Total       End of
                                     of Period     (Loss)      Investments   Activities     Income     Distributions   Period
-----------------------------------  ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)    $   10.00         0.48          (0.10)        0.38        (0.48)          (0.48)  $  9.90
Year Ended October 31, 2001          $    9.90         0.52          (0.20)        0.32        (0.52)          (0.52)  $  9.70
Year Ended October 31, 2002          $    9.70         0.41          (0.26)        0.15        (0.41)          (0.41)  $  9.44
Year Ended October 31, 2003          $    9.44         0.30          (0.18)        0.12        (0.30)          (0.30)  $  9.26

CLASS R SHARES
Period Ended October 31, 2003 (e)    $    9.30         0.02          (0.03)       (0.01)       (0.02)          (0.02)  $  9.27

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (e)    $   10.00         0.51          (0.11)        0.40        (0.51)          (0.51)  $  9.89
Year Ended October 31, 2001          $    9.89         0.56          (0.19)        0.37        (0.56)          (0.56)  $  9.70
Year Ended October 31, 2002          $    9.70         0.45          (0.26)        0.19        (0.45)          (0.45)  $  9.44
Year Ended October 31, 2003          $    9.44         0.33          (0.18)        0.15        (0.33)          (0.33)  $  9.26

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)    $   10.00         0.49          (0.10)        0.39        (0.49)          (0.49)  $  9.90
Year Ended October 31, 2001          $    9.90         0.54          (0.19)        0.35        (0.54)          (0.54)  $  9.71
Year Ended October 31, 2002          $    9.71         0.42          (0.27)        0.15        (0.42)          (0.42)  $  9.44
Year Ended October 31, 2003          $    9.44         0.31          (0.17)        0.14        (0.31)          (0.31)  $  9.27


                                                                           Ratios/Supplemental Data
                                                                           ------------------------
                                                                          Ratio
                                                                           of
                                                              Ratio        Net                         Ratio of Net
                                                      Net       of      Investment      Ratio of         Investment
                                                    Assets   Expenses     Income        Expenses           Income
                                                    at End      to       (Loss) to      (Prior to     (Loss) (Prior to
                                                      of      Average     Average    Reimbursements)   Reimbursements)   Portfolio
                                        Total       Period      Net         Net        to Average        to Average       Turnover
                                      Return (a)    (000s)    Assets      Assets     Net Assets (b)    Net Assets (b)       (c)
-----------------------------------  ------------  --------  ---------  -----------  ---------------  -----------------  ----------
CLASS A SHARES
Period Ended October 31, 2000 (d)       3.86%(f)   $    368   0.90%(g)     5.90%(g)         2.63%(g)           4.17%(g)       4.42%
Year Ended October 31, 2001                3.26%   $    629      0.90%        5.18%            1.51%              4.57%      46.50%
Year Ended October 31, 2002                1.60%   $  1,691      0.79%        4.28%            0.95%              4.12%      32.97%
Year Ended October 31, 2003                1.31%   $  2,404      0.78%        3.11%            0.88%              3.01%      29.97%

CLASS R SHARES
Period Ended October 31, 2003 (e)     (0.13%)(f)   $      1   1.05%(g)     2.01%(g)         1.15%(g)           1.91%(g)      29.97%

CLASS C SHARES
Period Ended October 31, 2000 (d)       4.16%(f)   $    497   0.45%(g)     6.44%(g)         2.13%(g)           4.76%(g)       4.42%
Year Ended October 31, 2001                3.83%   $ 10,144      0.45%        5.39%            0.98%              4.86%      46.50%
Year Ended October 31, 2002                1.96%   $ 57,703      0.45%        4.57%            0.64%              4.38%      32.97%
Year Ended October 31, 2003                1.64%   $155,704      0.45%        3.40%            0.55%              3.30%      29.97%

CLASS D SHARES
Period Ended October 31, 2000 (d)       4.02%(f)   $ 11,614   0.70%(g)     5.96%(g)         1.73%(g)           4.93%(g)       4.42%
Year Ended October 31, 2001                3.57%   $ 11,593      0.70%        5.45%            1.44%              4.71%      46.50%
Year Ended October 31, 2002                1.60%   $ 10,093      0.70%        4.41%            0.90%              4.21%      32.97%
Year Ended October 31, 2003                1.50%   $  9,256      0.70%        3.25%            0.80%              3.15%      29.97%

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)  Not annualized.
(g)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE MONEY MARKET FUND

                                                  Investment Activities                       Distributions
                                                  ---------------------                        -------------
                                        Net                                                               Net
                                       Asset         Net         Total                                   Asset
                                       Value,    Investment      from          Net                      Value,
                                     Beginning     Income     Investment   Investment       Total       End of
                                     of Period     (Loss)     Activities     Income     Distributions   Period
-----------------------------------  ----------  -----------  -----------  -----------  --------------  -------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)    $    1.00         0.01         0.01        (0.01)          (0.01)  $  1.00
Year Ended October 31, 2003          $    1.00         0.01         0.01        (0.01)          (0.01)  $  1.00

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 1999 (c)    $    1.00         0.04         0.04        (0.04)          (0.04)  $  1.00
Year Ended October 31, 2000          $    1.00         0.06         0.06        (0.06)          (0.06)  $  1.00
Year Ended October 31, 2001          $    1.00         0.04         0.04        (0.04)          (0.04)  $  1.00
Year Ended October 31, 2002          $    1.00         0.01         0.01        (0.01)          (0.01)  $  1.00
Year Ended October 31, 2003          $    1.00         0.01         0.01        (0.01)          (0.01)  $  1.00

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 1999 (d)      $    1.00         0.05         0.05        (0.05)          (0.05)  $  1.00
Year Ended October 31, 2000          $    1.00         0.06         0.06        (0.06)          (0.06)  $  1.00
Year Ended October 31, 2001          $    1.00         0.04         0.04        (0.04)          (0.04)  $  1.00
Year Ended October 31, 2002          $    1.00         0.01         0.01        (0.01)          (0.01)  $  1.00
Year Ended October 31, 2003          $    1.00         0.01         0.01        (0.01)          (0.01)  $  1.00


                                                                           Ratios/Supplemental Data
                                                                           ------------------------
                                                                             Ratio
                                                                              of
                                                                 Ratio        Net                         Ratio of Net
                                                       Net        of      Investment      Ratio of         Investment
                                                     Assets    Expenses     Income        Expenses           Income
                                                     at End       to       (Loss) to      (Prior to     (Loss) (Prior to
                                                       of       Average     Average    Reimbursements)   Reimbursements)
                                         Total       Period       Net         Net        to Average        to Average
                                        Return       (000s)     Assets      Assets     Net Assets (b)    Net Assets (b)
-----------------------------------  ------------  ----------  ---------  -----------  ---------------  -----------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)       1.12%(e)   $    8,606   0.59%(f)     1.25%(f)              (g)                (g)
Year Ended October 31, 2003                0.77%   $1,214,406      0.56%        0.73%              (g)                (g)

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 1999 (c)       3.69%(e)   $   22,295   0.64%(f)     4.74%(f)         0.79%(f)           4.59%(f)
Year Ended October 31, 2000                5.64%   $  256,221      0.75%        5.68%            5.68%              5.57%
Year Ended October 31, 2001                4.15%   $  440,874      0.75%        3.85%            0.91%              3.69%
Year Ended October 31, 2002                1.11%   $  627,365      0.80%        1.09%            0.96%              0.93%
Year Ended October 31, 2003                0.59%   $    8,473      0.75%        0.89%            0.92%              0.72%

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 1999 (d)            4.61%   $1,345,342      0.61%        4.52%            0.61%              4.52%
Year Ended October 31, 2000                5.74%   $1,241,194      0.65%        5.58%            0.65%              5.58%
Year Ended October 31, 2001                4.22%   $1,385,774      0.68%        4.10%              (g)                (g)
Year Ended October 31, 2002                1.23%   $1,177,541      0.70%        1.22%              (g)                (g)
Year Ended October 31, 2003                0.69%   $  470,771      0.64%        0.73%              (g)                (g)

(a)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)  For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c)  For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(d)  As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(e)  Not annualized.
(f)  Annualized.
(g)  There were no fee reductions in this period.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495


GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205                                            GG-____3/04

--------------------------------------------------------------------------------
CORE FIXED INCOME Series

Gartmore Bond Fund

Gartmore Tax-Free Income Fund

Gartmore Government Bond Fund

     Class X and Class Y Shares



     GARTMORE
          FUNDS
                                                           WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

     PROSPECTUS

     March 1, 2004


                                [GRAPHIC OMITTED]




Look BEYOND(SM).


Gartmore
                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Gartmore Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
Principal Investments and Techniques
Principal Risks
Temporary Investments

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Investment Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . . . . . . . .16
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . .23
Distributions of Income Dividends
Gartmore Tax-Free Income Fund
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about three funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 12. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have other share classes, including the following offered in this prospectus.

Gartmore Bond Fund

     -    Class X (formerly Class B shares)
     -    Class Y (formerly Class C shares)

Gartmore Tax-Free Income Fund

     -    Class X (formerly Class B shares)
     -    Class Y (formerly Class C shares)

Gartmore Government Bond Fund

     -    Class X (formerly Class B shares)
     -    Class Y (formerly Class C shares)

The Funds currently offer seven classes of shares: Class A, Class B, Class C, Class D and Class R shares (all of which are offered in another prospectus) and Class X and Class Y shares (which are offered in this prospectus and are not available to new investors). Prior to September 1, 2003, Class X and Class Y shares were designated Class B and Class C shares, respectively. ONLY SHAREHOLDERS CURRENTLY OWNING SHARES OF CLASS X AND CLASS Y ARE ELIGIBLE TO PURCHASE ADDITIONAL SHARES OF THE FUND(S) THEY OWN.

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund.

The fees and expenses for Class X and Class Y shares of each Fund are set forth in the Fund Summaries. For more information about the share classes, see "Buying, Selling and Exchanging Fund Shares- Differences between the Share Classes" beginning on page 16.

FUND SUMMARIES - GARTMORE BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. It seeks to achieve its objective by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities.

These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The Federal Home Loan Banks;
-    The Federal National Mortgage Association ("FNMA");
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
-    The Federal Farm Credit Banks.

The Fund may, however, invest a portion of its net assets in debt securities rated below investment grade, also known as "junk bonds." Under normal conditions, the Fund invests at least 80% of its net assets in bonds, which include debentures and notes.

The Fund also invests in foreign government and corporate bonds, denominated in U.S. dollars, and in mortgage-backed, asset-backed securities. It may also invest in commercial paper rated in one of the two highest rating categories by a rating agency.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will have a duration of three to seven years. In choosing to buy a debt security, the portfolio managers look for value. A security may be sold to take advantage of more favorable opportunities.

The Fund may sell a debt security as it gets closer to maturity in order to maintain the Fund's target duration and achieve an attractive total return. The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

INVESTMENT-GRADE SECURITIES The Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA passthrough certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, FNMA and FHLMC, are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage-and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage-backed and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio managers anticipated, affecting the maturity and volatility of the Fund.

FUND SUMMARIES - GARTMORE BOND FUND

================================================================================


LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments.
-    Greater risk of loss due to default or declining credit quality.
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

For additional information, see "More about the Funds" beginning page 12.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the average annual total returns for Class X and Class Y shares on a before-tax basis (and on an after-tax basis for Class X shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class X shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS X SHARES* (YEARS ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:    8.69%    2nd qtr. of 1995
Worst Quarter:  -5.02%    1st qtr. of 1994

_______________

* These annual returns do not include sales charges and do not reflect the effect of taxes through May 11, 1998. These returns are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class X shares (formerly Class B shares). If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

Average annual returns1 - as of 12/31/03  1 year   5 years   10 years
----------------------------------------------------------------------
Class X shares-Before Taxes(2)              0.46%     4.72%      5.73%
----------------------------------------------------------------------
Class X shares-After Taxes on
  Distributions(2)                         -1.07%     2.69%      3.38%
----------------------------------------------------------------------
Class X shares-After Taxes on
  Distributions and Sale of Shares(2)       0.28%     2.74%      3.38%
----------------------------------------------------------------------
Class Y shares-Before Taxes(2)*             3.38%     5.14%      5.83%
----------------------------------------------------------------------
Lehman Brothers Govt./Credit
  Bond Index(3)                             4.67%     6.66%      6.98%

---------------

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, Class Y shares' performance include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class X and Class Y shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class Y shares. The historical performance for Class Y shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class Y shares.


                                                                               4

FUND SUMMARIES - GARTMORE BOND FUND

================================================================================


     Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

3 The Lehman Brothers Government/Credit Bond Index-an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending upon the class you select.

Shareholder Fees(1)
(paid directly from your         Class X   Class Y
investment)                       shares    shares
---------------------------------------------------
Maximum Sales Charge                None      None
(Load) imposed on
purchases (as a percentage
of offering price)
---------------------------------------------------
Maximum Deferred Sales           5.00%(2)  1.00%(3)
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund Operating Expenses   Class X   Class Y
(deducted from Fund assets)      shares    shares
---------------------------------------------------
Management Fees                     0.50%     0.50%
---------------------------------------------------
Distribution and/or Service
(12b-1) Fees                        0.85%     0.85%
---------------------------------------------------
Other Expenses                      0.25%     0.25%
===================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  1.60%     1.60%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 A contingent deferred sales charge ("CDSC") ranging from 5% to 1% is charged when you sell Class X shares within the first six years of purchase. Class X shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class X and Class Y Shares" beginning on page 19.

3 A CDSC of 1% is charged when you sell Class Y shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class X and Class Y shares" on page 19.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class X shares  $   163  $    505  $    871  $   1,696
------------------------------------------------------
Class Y shares  $   263  $    505  $    871  $   1,900

You would pay the following expenses on the same investment if you did not sell your shares:

                             1 year   3 years   5 years   10 years
-------------------------------------------------------------------
Class X shares               $   163  $    505  $    871  $   1,696
-------------------------------------------------------------------
Class Y shares               $   163  $    505  $    871  $   1,900
-------------------------------------------------------------------

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations. To achieve its objective, the Fund invests at least 80% of its net assets in securities, the interest income from which is exempt from federal income taxes. In addition, the Fund may also invest up to 20% of its net assets in securities, the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax. The Fund focuses on municipal obligations that have been rated within the four highest rating categories by a rating agency (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.), or if not rated, are of equivalent quality. These obligations are issued by states, U.S. territories, and their political subdivisions.

The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable-rate bonds. In choosing to buy a security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities.

The Fund may temporarily invest up to 20% of its net assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MUNICIPAL OBLIGATIONS

Municipal obligations are issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a government or governmental entity; the government or governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk.
Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

TAX RISK. As a shareholder in the Fund, you may also face two types of tax risk. There is a risk that the federal income tax rate will be reduced and the value of the tax-exemption will be less valuable. There is also the risk that a municipal bond, which is issued as tax-exempt, will eventually be declared taxable.

For additional information, see "More About the Funds" beginning on page 12.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the average annual total returns for Class X and Class Y shares on a before-tax basis (and on an after-tax basis for Class X shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class X shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND

================================================================================


ANNUAL RETURNS-CLASS X SHARES(1) (YEARS ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:   8.10%    1st qtr. of 1995
Worst Quarter: -7.20%    1st qtr. of 1994

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes and, through May 11, 1998, these returns are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class X shares (formerly Class B shares). If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-848-0920 for the Fund's current 30-day yield.

Average annual returns(1) - as of 12/31/03 1 year   5 years   10 years
----------------------------------------------------------------------
Class X shares-Before Taxes(2)             -0.88%     3.84%      4.49%
----------------------------------------------------------------------
Class X shares-After Taxes on
  Distributions(2)                         -0.88%     3.84%      4.46%
----------------------------------------------------------------------
Class X shares-After Taxes on
  Distributions and Sale of Shares(2),(3)   0.69%     3.86%      4.46%
----------------------------------------------------------------------
Class Y shares-Before Taxes(2)*             1.97%     4.19%      4.55%
----------------------------------------------------------------------
Lehman Brothers Municipal
  Bond Index(4)                             4.67%     6.66%      6.98%

---------------

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor for periods prior to May 11, 1998.

2 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, Class Y shares' performance includes the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class X shares (5/11/98), and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

3 The performance for "Class X shares-After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes, if any, that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Lehman Brothers Municipal Bond Index-an unmanaged index of municipal bonds-gives a broad look at how the bond prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class Y shares. The historical performance for Class Y shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class Y shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, depending upon the class you select.

Shareholder Fees(1)
(paid directly from your         Class X   Class Y
investment)                      shares    shares
---------------------------------------------------
Maximum Sales Charge             None      None
(Load) imposed on
purchases (as a percentage
of offering price)
---------------------------------------------------
Maximum Deferred Sales           5.00%(2)  1.00%(3)
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund Operating Expenses   Class X   Class Y
(deducted from Fund Assets)      shares    shares
---------------------------------------------------
Management Fees                     0.50%     0.50%
---------------------------------------------------
Distribution and/or Service
(12b-1) Fees                        0.85%     0.85%
Other Expenses                      0.22%     0.22%
===================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  1.57%     1.57%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 A CDSC ranging from 5% to 1% is charged when you sell Class X shares within the first six years of purchase. Class X shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class X and Class Y Shares" beginning on page 19.

3 A CDSC of 1% is charged when you sell Class Y shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class X and Class Y shares" on page 19.

FUND SUMMARIES - GARTMORE TAX-FREE INCOME FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year  3 years  5 years  10 years
----------------------------------------------------
Class  X  shares  $  660  $   796  $ 1,055  $  1,635
----------------------------------------------------
Class  Y  shares  $  260  $   496  $   855  $  1,867

You would pay the following expenses on the same investment if you did not sell your shares:

                             1 year   3 years   5 years   10 years
-------------------------------------------------------------------
Class X shares               $   160  $    496  $    855  $   1,635
-------------------------------------------------------------------
Class Y shares               $   160  $    496  $    855  $   1,867

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital.

To achieve its objective, the Fund focuses on buying those securities with the highest level of expected income while also minimizing fluctuations in the price of the Fund's shares. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes.

BOND MATURITY Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate. This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The Federal Home Loan Banks;
-    The Federal National Mortgage Association ("FNMA");
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
-    The Federal Farm Credit Banks.

The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will generally be five to nine years.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis (determining whether a short, intermediate, or long-term duration is appropriate based on interest rates), economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration of four to six years.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and GNMA pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities are issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, NNMA and FHLMC, are neither issued not guaranteed by the U.S. government, and are supported only by the credit of the issuer.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although Fannie Mae, Freddie Mac and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND

================================================================================


fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

For additional information, see "More About the Funds" beginning on page 12.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the average annual total returns for Class X and Class Y shares on a before-tax basis (and on an after-tax basis for Class X shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class X shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS - CLASS X SHARES(1) (YEARS ENDED DECEMBER 31)

                                [GRAPHIC OMITTED]

Best Quarter:    6.80%    2nd qtr. of 1995
Worst Quarter:  -2.20%    1st qtr. of 1994

---------------
1 These annual returns do not include sales charges and do not reflect the effect of taxes and, through May 11, 1998, these returns are based on the performance of the Fund's predecessor fund, which was achieved prior to the creation of Class X shares (formerly Class B shares). If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800- 848-0920 for the Fund's current 30-day yield.

Average annual returns(1)-as of 2/31/03   1 year   5 years   10 years
----------------------------------------------------------------------
Class X shares-Before Taxes(2)             -3.55%     5.04%      6.09%
----------------------------------------------------------------------
Class X shares-After Taxes on
  Distributions(2)                         -5.28%     2.96%      3.86%
----------------------------------------------------------------------
Class X shares-After Taxes on
  Distributions and Sale of Shares(2)    -2.09%3      3.05%      3.83%
----------------------------------------------------------------------
Class Y shares-Before Taxes(2)*            -0.74%     5.40%      6.18%
----------------------------------------------------------------------
Merrill Lynch Government
  Master Index(4)                           2.36%     6.22%      6.71%

___________

1 These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

2 These returns through May 11, 1998 includes the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, Class Y shares' performance include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class X and Class Y shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class Y shares. The historical performance for Class Y shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class Y shares.


                                                                              10

FUND SUMMARIES - GARTMORE GOVERNMENT BOND FUND

================================================================================


3 The performance for "Class X shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)                   Class X   Class Y
(paid directly from your investment)   shares    shares
--------------------------------------------------------
Maximum Sales Charge                     None      None
(Load) imposed on
purchases (as a percentage
of offering price)
--------------------------------------------------------
Maximum Deferred Sales                5.00%(2)  1.00%(3)
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)
--------------------------------------------------------

Annual Fund Operating Expenses        Class X   Class Y
(deducted from Fund assets)           shares    shares
--------------------------------------------------------
Management Fees                          0.50%     0.50%

Distribution and/or Service
(12b-1) Fees                             0.85%     0.85%

Other Expenses                           0.28%     0.28%
========================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(5)                    1.63%     1.63%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 A CDSC ranging from 5% to 1% is charged when you sell Class X shares within the first six years of purchase. Class X shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class X and Class Y Shares" beginning on page 19.

3 A CDSC of 1% is charged when you sell Class Y shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class X and Class Y shares" on page 19.

4 Gartmore Mutual Fund Capital Trust ("GMF"), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees and administrative service fees) from exceeding 0.79% for Class X and Class Y shares at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.79% for Class X shares and Class Y shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class X shares  $   666  $    814  $  1,087  $   1,725
------------------------------------------------------
Class Y shares  $   266  $    514  $    887  $   1,933

You would pay the following expenses on the same investment if you did not sell your shares:

                1 year   3 years   5 years   10 years
------------------------------------------------------
Class X shares  $   166  $    514  $    887  $   1,725
------------------------------------------------------
Class Y shares  $   166  $    514  $    887  $   1,933

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information ("SAI") contains additional information about all of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

INVESTMENT-GRADE BONDS (ALL FUNDS). Investment-grade bonds include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS (BOND AND TAX-FREE). Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment- grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

U.S. GOVERNMENT SECURITIES (BOND AND GOVERNMENT BOND). Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these securities. With respect to credit risk, securities issued by some government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, NNMA and FHLMC, and are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

ZERO-COUPON SECURITIES (TAX-FREE). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make the distributions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (BOND AND GOVERNMENT BOND). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage- backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the Fund's portfolio manager expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Assetbacked securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities. Only the Bond Fund will invest in asset-backed securities as a principal investment technique.

FLOATING- AND VARIABLE-RATE SECURITIES (ALL FUNDS). Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while

MORE ABOUT THE FUNDS

================================================================================


the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities may be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, these securities are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested in a lower interest rate market that reduces a Fund's income. A Fund will only purchase floating- and variable- rate securities of the same quality as the debt securities they would otherwise purchase.

MUNICIPAL OBLIGATIONS (TAX-FREE). Municipal obligation interest is generally exempt from federal income taxes. Municipal obligations include revenue bonds (which are paid from the revenue of a specific project), general-obligation bonds (which are backed by the taxing power of the issuer), and moral-obligation bonds (which are normally issued by special-purpose public authorities). If the issuer of moral-obligation bonds is unable to pay interest from current revenues, it can draw from a reserve fund, the restoration of which is a moral commitment but not a legal obligation of that issuer. The principal risks of municipal obligations are credit risk and interest rate risk, although local, political and economic factors may also adversely affect the value and liquidity of municipal securities.

MATURITY (ALL FUNDS). Every debt security has a stated maturity date- when the issuer must repay, in whole or in part, the debt security's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds. A bond mutual fund has no stated maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (ALL FUNDS). Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years-the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

PRINCIPAL RISKS

FOREIGN RISK (BOND). Investments in foreign securities involves special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share

MORE ABOUT THE FUNDS

================================================================================


     price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Funds' adviser believes that business, economic, political or financial conditions warrant, a Fund (except the Gartmore Tax-Free Income
Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in this manner. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of January 31, 2004, GMF and its U.S. affiliates had approximately $38.2 billion in assets under management, including approximately $21.7 billion managed by GMF.

Each Fund pays GMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by such Funds for the fiscal year ended October 31, 2003, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Gartmore Bond Fund                        0.50%
-----------------------------------------------
Gartmore Tax-Free Income Fund             0.50%
-----------------------------------------------
Gartmore Government Bond Fund             0.50%

PORTFOLIO MANAGERS

GARTMORE BOND FUND. Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are co-portfolio managers of the Gartmore Bond Fund. Mr. Davis joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior portfolio manager and is currently a director. He either manages or co-manages, with Ms. Brown, other institutional fixed income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, Mr. Davis was with John Nuveen/Flagship Financial for five years. Ms. Brown joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior investment analyst and is currently a director. She also co-manages, with Mr. Davis, other institutional fixed income accounts for Nationwide Insurance.
Prior to joining Nationwide, Ms. Brown was with the Ohio Bureau of Workers' Compensation.

GARTMORE TAX-FREE INCOME FUND. Alpha Benson, Director of Municipal Securities, joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1977 as a financial analyst. Ms. Benson has managed the Gartmore Tax-Free Income Fund and its predecessor from its inception in March 1986, and managed the Financial Horizons Investment Trust Municipal Bond Fund from March 1997 to May 1998.

GARTMORE GOVERNMENT BOND FUND. Gary R. Hunt, CFA, has either managed or co-managed the Gartmore Government Bond Fund, and its predecessor funds, since March 1997. He also manages the Gartmore GVIT Government Bond Fund and an offshore U.S. government bond fund. Mr. Hunt joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.

BUYING, SELLING AND EXCHANGING FUND SHARES

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DIFFERENCES BETWEEN THE SHARE CLASSES

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. If you owned Class B or Class C shares on September 1, 2003, your shares were re-designated as Class X or Class Y shares, respectively, effective as of that date. The change in the names of the share classes of the Funds will not generally affect the operations of these two classes.

BEGINNING SEPTEMBER 1, 2003, CLASS X AND CLASS Y SHARES OF A FUND MAY ONLY BE PURCHASED BY THE THEN EXISTING CLASS X AND CLASS Y SHAREHOLDERS (FORMER CLASS B AND CLASS C SHAREHOLDERS, RESPECTIVELY) OF THAT FUND AS A SUBSEQUENT PURCHASE OR THROUGH THE REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. SPECIFICALLY, ONLY CLASS X SHAREHOLDERS OF A PARTICULAR FUND WILL BE PERMITTED TO PURCHASE ADDITIONAL CLASS X SHARES OF THAT FUND, AND ONLY CLASS Y SHAREHOLDERS OF A FUND WILL BE PERMITTED TO PURCHASE ADDITIONAL CLASS Y SHARES OF THAT FUND.

- TO MAKE A SUBSEQUENT PURCHASE, YOU MUST PURCHASE THROUGH THE SAME ACCOUNT AND IN THE SAME CAPACITY.

- IF YOU SELL OR EXCHANGE ALL OF YOUR CLASS X OR CLASS Y SHARES OF A FUND, YOU MAY NOT PURCHASE CLASS X OR CLASS Y SHARES OF THE FUND IN THE FUTURE. SHAREHOLDERS ELIGIBLE TO PURCHASE CLASS X OR CLASS Y SHARES SHOULD NOT PURCHASE CLASS B OR CLASS C SHARES, RESPECTIVELY.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:
     Class A shares

Contingent Deferred Sales Charge (CDSC)2:

     Class X shares if you sell your shares within six years of purchase Class Y shares if you sell your shares within one year of purchase

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class X, Class Y and Class A shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

The following chart outlines the differences between Class X, Class Y and Class A shares:

Class X shares                  Class Y shares                Class A shares(1)
-------------------------------------------------------------------------------------------
No front-end sales              No front-end sales            Front-end sales charge
charge, so your full            charge, so your               Means that a portion of
investment immediately          full investment immediately   your initial investment goes
goes toward buying              goes toward buying shares     toward the sales charge,
shares                                                        and is not invested
-------------------------------------------------------------------------------------------
No reductions of the CDSC       Like Class X shares,          Reductions and waivers
available, but waivers are      no reductions of              of the sales charge available
 available                      the CDSC are available,
                                but waivers of
                                CDSC are available
-------------------------------------------------------------------------------------------
Higher distribution and         Higher distribution and       Lower expenses than
service fees than Class A       service fees than Class A     Class X and Class Y
shares mean higher fund         shares mean higher fund       shares mean higher
expenses and lower              expenses and lower            dividends per share
dividends per share             dividends per share
-------------------------------------------------------------------------------------------
After seven years, Class X      Unlike Class X shares,        Conversion features
shares convert into Class A     Class Y shares do not         are not applicable
shares, which reduces your      automatically
future fund expenses            convert into another class
-------------------------------------------------------------------------------------------
CDSC if shares are sold         CDSC of 1% is                 No sales charge
within six years: 5% in the     applicable if shares are      when shares are
first year, 4% in the second,   sold in the first             sold back to a Fund(2)
3% in the third and fourth      year after purchase
years, 2% in the fifth, and 1%
in the sixth year
-------------------------------------------------------------------------------------------
Investments of $100,000 or      Investments of $1,000,000     No maximum
more may be rejected            or more may be rejected(3)    investment limit

---------------

1 Class A shares are included because Class X shares will convert to Class A shares after you hold the Class X shares for seven years.

2 A CDSC of up to 0.75% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.

3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

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BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM ADDITIONAL INVESTMENTS-CLASS X & CLASS Y SHARES

Additional investments
(per Fund)                            $  100
--------------------------------------------
To start an Automatic Asset
Accumulation Plan                     $1,000
--------------------------------------------
Additional Automatic Asset
Accumulation Plan per transaction     $   50
--------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848- 0920 for more information.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SHARES

The chart below shows the applicable Class A shares front-end sales charges, which decrease as the amount of your investment increases.

                          Sales Charge            Dealer
                              as a               Commission
                          percentage of             as a
                      ----------------------   percentage of
                      Offering     Amount        Offering
Amount of purchase      Price     Invested        Price
------------------------------------------------------------
Less than $50,000         4.75%        4.99%           4.00%
------------------------------------------------------------
$50,000 to $99,999        4.50         4.71            3.75
------------------------------------------------------------
$100,000 to $249,999      3.50         3.63            3.00
------------------------------------------------------------
$250,000 to $499,999      2.50         2.56            2.00
------------------------------------------------------------
$500,000 to $999,999      2.00         2.04            1.75
------------------------------------------------------------
$1 million or more        None         None            None

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.75% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class X, Class Y and Class A shares" below.) With respect to such

BUYING, SELLING AND EXCHANGING FUND SHARES

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purchases, the Distributor may pay dealers a finder's fee of up to 0.75% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

WAIVER OF CLASS Y SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class Y shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

CONVERSION OF CLASS X SHARES

After you have held your Class X shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class X shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class X shares, you may receive fewer Class A shares than the number of Class X shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUNDS' AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase additional Class X or Class Y shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. You may only purchase Class X shares of a Fund if you currently hold Class X shares of that Fund or Class Y shares of a Fund if you currently hold Class Y shares of that Fund.

BY MAIL. Complete and mail the purchase instructions with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.
Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks, or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920, and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee

BUYING, SELLING AND EXCHANGING FUND SHARES

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A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

IF YOU SELL ALL OF YOUR CLASS X OR CLASS Y SHARES OF A FUND, YOU WILL NOT BE ABLE TO BUY CLASS X OR CLASS Y SHARES, RESPECTIVELY, OF THAT FUND IN THE FUTURE.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE - CLASS X AND CLASS Y SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS X, CLASS Y AND CLASS A SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS X SHARES

You must pay a CDSC if you sell Class X shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                   7
                 1       2       3       4       5       6     years
Sale within   year   years   years   years   years   years   or more
--------------------------------------------------------------------
5%               4%      3%      3%      2%      1%      0%

CLASS Y SHARES

With respect to Class Y shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase
$1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 million to    $4 million   $25 million
Amount of Purchase    $3,999,999    $24,999,999     or more
--------------------------------------------------------------
Amount of CDSC               0.75%         0.50%         0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

WAIVERS OF CDSCS

We do not impose a CDSC on Class X, Class Y or Class A shares purchased through reinvested dividends and distributions. If you sell

BUYING, SELLING AND EXCHANGING FUND SHARES

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your Class X or Class Y shares and reinvest the proceeds in Class X or Class Y shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class X or Class Y shares you paid (unless all Class X and Class Y shares are redeemed from your account). We will also waive the CDSC on Class X or Class Y shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 7012 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class X and Class Y shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class X and Class Y shares".

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling and Exchanging Fund Shares" on page 23.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally as of 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

BUYING, SELLING AND EXCHANGING FUND SHARES

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ACCOUNTS WITH LOW BALANCES - CLASS X AND CLASS Y SHARES

If the value of your account holding Class X or Y shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class X and Class Y shares (and Class A shares after Class X conversion), the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class X, Class Y and Class A shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class X, Class Y and Class A shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

FUND/CLASS                        AS A % OF DAILY NET ASSETS
---------------------------------------------------------------------
Class X shares                    0.85% (0.10% service fee)
---------------------------------------------------------------------
Class Y shares                    0.85% (0.10% service fee)
---------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Gartmore Funds (except any other Gartmore fund not currently accepting purchase orders) as described below, as long as both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. Beginning September 1, 2003, Class X shareholders of a Fund will be permitted to exchange their Class X shares for Class B shares of any other Gartmore Fund (including one of the other Funds) currently accepting purchase orders and Class Y shareholders of a Fund will be permitted to exchange their Class Y shares for Class C shares of any other such Gartmore Fund. Class X and Class Y shareholders will also be permitted to exchange their shares for Prime Shares of the Gartmore Money Market Fund. However, if you exchange out of Class X or Class Y shares of a Fund into Class B or Class C of another Gartmore Fund, respectively, (or into Prime Shares of the Gartmore Money Market Fund), you will not be permitted to exchange from Class B or Class C of the other Gartmore Fund (or Prime Shares of the Gartmore Money Market Fund) back into Class X or Class Y shares of the original Fund. In addition, you may not exchange Class X or Class Y shares of a Fund for Class X or Class Y shares of another Fund, respectively.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 18 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com.
You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes - Selling and Exchanging Fund Shares" on page 23.

EXCESSIVE EXCHANGE ACTIVITY

================================================================================


EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund Exchange Fee
-----------------------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Focus Fund. . . . . . . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Financial Services Fund. . . . . . . . . . . . . . . .  2.00%
Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . . .  2.00%
Gartmore Global Technology and Communications Fund . . . . . . . . . .  2.00%
Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore International Growth Fund . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Long-Short Equity Plus Fund . . . . . . . . . . . . . . . . .  2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Worldwide Leaders Fund. . . . . . . . . . . . . . . . . . . .  2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Millennium Growth Fund. . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Small Cap Fund. . . . . . . . . . . . . . . . . . . . . . . .  1.50%
Gartmore Value Opportunities Fund. . . . . . . . . . . . . . . . . . .  1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's exchange fee. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose an exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose an exchange fee on their customers' accounts.

To the extent that an exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:
-    Shares exchanged under regularly scheduled withdrawal plans
-    Shares purchased through reinvested dividends or capital gains
- Shares exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active.
- Shares exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

The Funds declare dividends daily and distribute them monthly. Income dividends (except as described below for the Gartmore Tax- Free Income Fund) are taxable either as ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). None of the distributions by the Funds are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

GARTMORE TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a portion could be taxable. Any taxable distributions will be reported on Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions (other than on distributions of income exempt from federal income tax in the case of the Tax-Free Income Fund). You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases,

DISTRIBUTIONS AND TAXES

================================================================================


tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the financial performance for the Class X and Class Y shares for the past 5 years or, if the class has not been in operation for the past five years, for the life of the class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002 and 2003 have been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. Unless otherwise indicated, all other information was audited by other auditors. The tables include information for Class X (formerly Class B) shares for the years ended October 31, 1999, 2000, 2001, 2002 and 2003 and for Class Y (formerly Class C) shares for the period March 1, 2001 to October 31, 2001, for the years ended October 31, 2002 and 2003.

FINANCIAL HIGHLIGHTS

=========================================================================================================================


GARTMORE BOND FUND
                                                            INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                                   -------------  ---------------------------------------  ------------------------------
                                                                    NET
                                                                REALIZED AND
                                        NET                      UNREALIZED        TOTAL
                                    ASSET VALUE,      NET          GAINS           FROM          NET
                                     BEGINNING     INVESTMENT   (LOSSES) ON     INVESTMENT    INVESTMENT       TOTAL
                                     OF PERIOD       INCOME      INVESTMENTS    ACTIVITIES      INCOME     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 1999        $        9.75          0.47        (0.67)       (0.20)          (0.47)         (0.47)
Year Ended October 31, 2000        $        9.08          0.52        (0.33)        0.19           (0.52)         (0.52)
Year Ended October 31, 2001        $        8.75          0.47         0.84         1.31           (0.48)         (0.48)
Year Ended October 31, 2002        $        9.58          0.45        (0.15)        0.30           (0.45)         (0.45)
Year Ended October 31, 2003 (d)    $        9.43          0.41         0.24         0.65           (0.41)         (0.41)

CLASS Y SHARES (C)
Period Ended October 31, 2001 (e)  $        9.19          0.25         0.40         0.65           (0.25)         (0.25)
Year Ended October 31, 2002        $        9.59          0.45        (0.15)        0.30           (0.45)         (0.45)
Year Ended October 31, 2003 (d)    $        9.44          0.41         0.24         0.65           (0.41)         (0.41)

                                                                            RATIOS / SUPPLEMENTAL DATA
                                   ------------------------  ---------------------------------------------------
                                                                                       RATIO OF NET
                                                                             RATIO OF   INVESTMENT
                                      NET                      NET ASSETS    EXPENSES     INCOME
                                   ASSET VALUE,                 AT END OF   TO AVERAGE  TO AVERAGE
                                     END OF         TOTAL        PERIOD        NET         NET       PORTFOLIO
                                     PERIOD       RETURN (a)     (000S)       ASSETS      ASSETS    TURNOVER (c)
----------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 1999        $      9.08      (2.07%)  $     1,662      1.68%         5.07%      64.26%
Year Ended October 31, 2000        $      8.75        2.15%  $     1,707      1.64%         5.83%      72.80%
Year Ended October 31, 2001        $      9.58       15.33%  $     2,935      1.72%         5.10%      42.47%
Year Ended October 31, 2002        $      9.43        3.26%  $     3,548      1.62%         4.79%      27.66%
Year Ended October 31, 2003 (d)    $      9.67        6.98%  $     3,674      1.60%         4.22%      17.73%

CLASS Y SHARES (c)
Period Ended October 31, 2001 (e)  $      9.59    7.25% (f)  $       162  1.74% (g)     4.77% (g)      42.47%
Year Ended October 31, 2002        $      9.44        3.26%  $       272      1.62%         4.78%      27.66%
Year Ended October 31, 2003 (d)    $      9.68        6.97%  $       256      1.60%         4.21%      17.73%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.

FINANCIAL HIGHLIGHTS

==============================================================================================================================


GARTMORE TAX-FREE INCOME FUND
                                                       INVESTMENT ACTIVITIES                      DISTRIBUTIONS
                                   ----------  -------------------------------------  ----------------------------------------
                                                               NET
                                                             REALIZED
                                      NET                      AND
                                     ASSET                  UNREALIZED
                                     VALUE,                    GAINS        TOTAL
                                   BEGINNING       NET       (LOSSES)       FROM         NET            NET
                                       OF      INVESTMENT       ON       INVESTMENT   INVESTMENT      REALIZED      TOTAL
                                     PERIOD      INCOME     INVESTMENTS  ACTIVITI ES     INCOME        GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
CCLASS X SHARES
Year Ended October 31, 1999        $    10.66         0.42       (0.83)       (0.41)       (0.43)          (0.04)   (0.47)
Year Ended October 31, 2000        $     9.78         0.44        0.25         0.69        (0.44)              -    (0.44)
Year Ended October 31, 2001        $    10.03         0.40        0.49         0.89        (0.42)              -    (0.42)
Year Ended October 31, 2002        $    10.50         0.40        0.01         0.41        (0.40)              -    (0.40)
Year Ended October 31, 2003 (d)    $    10.51         0.38       (0.02)        0.36        (0.38)              -    (0.38)

CLASS Y SHARES
Period Ended October 31, 2001 (e)  $    10.32         0.22        0.16         0.38        (0.22)              -    (0.22)
Year Ended October 31, 2002        $    10.48         0.41           -         0.41        (0.40)              -    (0.40)
Year Ended October 31, 2003 (d)    $    10.49         0.39       (0.03)        0.36        (0.38)              -    (0.38)


                                                              RATIOS / SUPPLEMENTAL DATA
                                   ------------------  ------------------------------------------
                                                                           RATIO
                                                                             OF
                                                         NET      RATIO     NET
                                     NET                ASSETS     OF    INVESTMENT
                                    ASSET                 AT    EXPENSES   INCOME
                                    VALUE,               END       TO        TO
                                     END      TOTAL       OF     AVERAGE   AVERAGE   PORTFOLIO
                                     OF      RETURN     PERIOD    NET        NET      TURNOVER
                                   PERIOD     (a)      (000S)    ASSETS     ASSETS       (c)
-------------------------------------------------------------------------------------------------
CCLASS X SHARES
Year Ended October 31, 1999        $  9.78    (4.02%)  $  3,746      1.56%       4.12%     46.26%
Year Ended October 31, 2000        $ 10.03      7.27%  $  4,601      1.55%       4.50%      7.08%
Year Ended October 31, 2001        $ 10.50      9.06%  $  5,592      1.60%       3.96%      7.29%
Year Ended October 31, 2002        $ 10.51      4.05%  $  6,445      1.58%       3.88%     27.77%
Year Ended October 31, 2003 (d)    $ 10.49      3.48%  $  6,861      1.57%       3.61%     16.91%

CLASS Y SHARES
Period Ended October 31, 2001 (e)  $ 10.48  3.73% (f)  $    115  1.62% (g)   3.98% (g)      7.29%
Year Ended October 31, 2002        $ 10.49      4.06%  $    221      1.59%       3.87%     27.77%
Year Ended October 31, 2003 (d)    $ 10.47      3.49%  $    652      1.57%       3.61%     16.91%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.

FINANCIAL HIGHLIGHTS

==============================================================================================================================


GARTMORE GOVERNMENT BOND FUND

                                                       INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                                   ----------  -------------------------------------  -------------------------------  -------

                                                              NET
                                      NET                   REALIZED
                                     ASSET                    AND                                                        NET
                                     VALUE,                UNREALIZED      TOTAL                                        ASSET
                                   BEGINNING      NET         GAINS         FROM          NET         NET      TOTAL    VALUE,
                                       OF      INVESTMENT  (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED   DISTRI-   END OF
                                    PERIOD      INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    BUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 1999        $    10.55        0.45        (0.61)       (0.16)       (0.45)     (0.05)   (0.50)  $  9.89
Year Ended October 31, 2000        $     9.89        0.51         0.13         0.64        (0.51)     (0.02)   (0.53)  $ 10.00
Year Ended October 31, 2001        $    10.00        0.47         0.94         1.41        (0.47)         -    (0.47)  $ 10.94
Year Ended October 31, 2002        $    10.94        0.40         0.19         0.59        (0.40)     (0.20)   (0.60)  $ 10.93
Year Ended October 31, 2003 (d)    $    10.93        0.36        (0.14)        0.22        (0.35)     (0.19)   (0.54)  $ 10.61

CLASS Y SHARES
Period Ended October 31, 2001 (e)  $    10.47        0.24         0.47         0.71        (0.24)         -    (0.24)  $ 10.94
Year Ended October 31, 2002        $    10.94        0.40         0.19         0.59        (0.40)     (0.20)   (0.60)  $ 10.93
Year Ended October 31, 2003 (d)    $    10.93        0.36        (0.14)        0.22        (0.35)     (0.19)   (0.54)  $ 10.61


                                                                              RATIOS / SUPPLEMENTAL DATA
                                   -----------  ---------------------------------------------------------------------------------
                                                                                                       RATIO OF
                                                                                                          NET
                                                                          RATIO OF       RATIO OF      INVESTMENT
                                                              RATIO OF      NET          EXPENSES        INCOME
                                                   NET        EXPENSES   INVESTMENT     (PRIOR TO      (PRIOR TO
                                                  ASSETS         TO        INCOME       REIMBURSE      REIMBURSE
                                                 AT END OF     AVERAGE   TO AVERAGE       MENTS)         MENTS)
                                     TOTAL        PERIOD        NET          NET        TO AVERAGE     TO AVERAGE     PORTFOLIO
                                   RETURN (a)     (000S)       ASSETS       ASSETS     NET ASSETS(b)  NET ASSETS(b)  TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 1999          (1.57%)  $    1,148        1.64%        4.44%          1.65%             4.43%      51.86%
Year Ended October 31, 2000            6.72%  $    1,129        1.63%        5.19%          1.63%             5.19%     107.86%
Year Ended October 31, 2001           14.41%  $    4,024        1.64%        4.27%          1.68%             4.23%     159.68%
Year Ended October 31, 2002            5.80%  $    6,067        1.58%        3.74%          1.58%             3.74%      99.42%
Year Ended October 31, 2003 (d)        2.00%  $    5,689        1.57%        3.29%           (h)            (h)         106.65%

CLASS Y SHARES
Period Ended October 31, 2001 (e)   6.89%(f)  $      449    1.64%(g)     4.20%(g)        1.73%(g)          4.11%(g)     159.68%
Year Ended October 31, 2002            5.80%  $      941        1.58%        3.72%          1.58%             3.72%      99.42%
Year Ended October 31, 2003 (d)        2.00%  $    1,910        1.57%        3.28%           (h)             (h)        106.65%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Not annualized.
(g) Annualized.
(h) There were no fee reductions during the period.

                      [This Page Left Blank Intentionally]

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495
GARTMORE FUNDS

P.O. Box 182205
Columbus, Ohio 43218-2205                                          GG-_____ 3/04

--------------------------------------------------------------------------------

Gartmore Mutual Funds         March 1, 2004


                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.




-     Gartmore S&P 500 Index Fund
     (formerly Nationwide(R) S&P 500 Index Fund)

-     Gartmore Mid Cap Market Index Fund
     (formerly Nationwide(R) Mid Cap Market Index Fund)

-     Gartmore Small Cap Index Fund
     (formerly Nationwide(R) Small Cap Index Fund)

-     Gartmore International Index Fund
     (formerly Nationwide(R) International Index Fund)

-     Gartmore Bond Index Fund
     (formerly Nationwide(R) Bond Index Fund)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES . . . . . . . . . . . . . . . . . . . . . 3
Gartmore S&P 500 Index Fund
(formerly Nationwide S&P 500 Index Fund)
Gartmore Mid Cap Market Index Fund
(formerly Nationwide Mid Cap Market Index Fund)
Gartmore Small Cap Index Fund
(formerly Nationwide Small Cap Index Fund)
Gartmore International Index Fund
(formerly Nationwide International Index Fund)
Gartmore Bond Index Fund
(formerly Nationwide Bond Index Fund)

MORE ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . -
Principal Investments and Techniques
Principal Risks

MANAGEMENT-
Investment Adviser
Multi-Manager Structure
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . -
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . -
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans
  and Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares Other Tax Information

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . -

ADDITIONAL INFORMATION . . . . . . . . . . . . .BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about five funds (the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 21. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has five different share classes-Class A, Class B, Class C, Class R and Institutional Class. In addition, the Gartmore S&P 500 Index Fund also has Local Fund, Service Class and Institutional Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different classes simply lets you choose the cost structure that is right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page 27.

ABOUT EACH FUND GENERALLY

Each Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund's index prior to the deduction of Fund expenses. Each Fund will be substantially invested in securities in the applicable index. Each of the Funds may change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND SUMMARIES - GARTMORE S&P 500 INDEX FUND
                 (FORMERLY NATIONWIDE S&P 500 INDEX FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore S&P 500 Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").1

The Fund will attempt to match the performance of the S&P 500 Index as closely as possible before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the multiplied by the current share price.

The S&P 500 is a market-weighted composed of approximately 500 common stocks of large capitalization companies chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. As of January 31, 2004, the market capitalization of the companies in the S&P 500 ranged from approximately $900 million to $311 billion.

The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500 primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in the S&P 500. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

DERIVATIVES RISK. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is

_______________

1 "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information ("SAI").

FUND SUMMARIES - GARTMORE S&P 500 INDEX FUND
                 (FORMERLY NATIONWIDE S&P 500 INDEX FUND)

================================================================================


also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Local Fund shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Local Fund shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-LOCAL FUND SHARES* (YEARS ENDED DECEMBER 31)

                    [GRAPHIC OMITTED]

Best Quarter: 15.21% 2nd qtr of 2003
Worst Quarter: -17.36% 3rd qtr of 2002
_______________

*    These returns do not reflect the effect of taxes.

Average annual returns(1)-                     One     Five       Since
as of December 31, 2003                        Year   Years   Inception (2)

Class A shares - Before Taxes(3)              20.59%  -2.26%         -0.58%
---------------------------------------------------------------------------
Class B shares - Before Taxes(3)              22.14%  -1.99%         -0.15%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)*             24.81%  -1.82%         -0.16%
---------------------------------------------------------------------------
Class R shares - Before Taxes(5)              28.30%  -0.98%          0.61%
---------------------------------------------------------------------------
Service Class shares - Before Taxes(3)        27.79%  -1.33%          0.29%
---------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(3)                               28.02%  -1.16%          0.47%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes(6)  28.29%  -6.82%          0.76%
---------------------------------------------------------------------------
Local Fund shares - Before Taxes              28.30%  -0.98%          0.61%
---------------------------------------------------------------------------
Local Fund shares -
After Taxes on Distribution                   28.04%  -1.38%          0.20%
---------------------------------------------------------------------------
Local Fund shares - After Taxes
on Distribution and Sale of shares            18.68%  -1.03%          0.31%
---------------------------------------------------------------------------
S&P 500(7)                                    28.67%  -0.57%          1.31%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund's Local Fund Shares began operations on July 24, 1998.

3 These returns for the period prior to the creation of a particular class include the performance of the Fund's Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

4 These returns until the creation of Class C shares (10/22/03) include the performance of the Fund's Local Fund Shares for the period through December 28, 1999 and the Fund's Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund's other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

5 Because Class R shares had not commenced operations as of December 31, 2003, these returns are based on the performance of the Fund's Local Fund Shares for the period through December 28, 1999 and the Fund's Class B shares for the period from December 29, 1999 to December 31, 2003. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.


                                                                               4

FUND SUMMARIES - GARTMORE S&P 500 INDEX FUND
                 (FORMERLY NATIONWIDE S&P 500 INDEX FUND)

================================================================================


     fee waivers or reimbursements, the prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

6 These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund's Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

7 The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large
     U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of this Index would be lower.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay whe buying and holding shares of the Fund depending on the class you select.

                                                                        Institutional
Shareholder Fees(1)                                           Service      Service      Institutional    Local
(paid directly from   Class A   Class B   Class C   Class R    Class        Class           Class        Fund
your investment)       Shares    Shares    Shares    Shares    Shares       Shares          Shares      Shares
---------------------------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price)       5.75%(2)  None      None      None      None      None            None            None
---------------------------------------------------------------------------------------------------------------
Maximum
Deferred Sales
Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable)        None      5.00%(3)  1.00%(4)  None      None      None            None            None
---------------------------------------------------------------------------------------------------------------

Annual Fund                                                             Institutional
Operating Expenses                                            Service   Service         Institutional   Local
(deducted from        Class A   Class B   Class C   Class R   Class     Class           Class           Fund
Fund assets)          Shares    Shares    Shares    Shares    Shares    Shares          Shares          Shares
---------------------------------------------------------------------------------------------------------------
Management
Fees                     0.13%     0.13%     0.13%     0.13%     0.13%           0.13%           0.13%    0.13%
---------------------------------------------------------------------------------------------------------------
Distribution
and/or
Service (12b-1)
Fees                     0.25%     1.00%     1.00%  0.40%(5)     0.15%  None            None              0.07%
---------------------------------------------------------------------------------------------------------------
Other
Expenses                 0.19%     0.19%     0.19%     0.39%     0.44%           0.44%           0.19%    0.19%
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES                 0.57%     1.32%     1.32%     0.92%     0.72%           0.57%           0.32%    0.39%
---------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement            0.09%     0.09%     0.09%     0.09%     0.09%           0.09%           0.09%    0.09%
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(6)       0.48%     1.23%     1.23%     0.83%     0.63%           0.48%           0.23%    0.30%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Frontend Sales Charges Class A sales charges" beginning on page 30.


                                                                               5

Fund Summaries - Gartmore S&P 500 Index Fund
                 (formerly Nationwide S&P 500 Index Fund)

================================================================================


3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge ("CDSC") on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge ("CDSC") on Class B and Class C shares" on page 33.

5 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 0.63% for Class A shares, 1.23% for Class B and Class C shares, 0.23% for Class R shares, 0.63% for Service Class shares, 0.48% for Institutional Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares at least through February 28, 2005.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expense and expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 year    3 years   5 years   10 years
----------------------------------------------------------------------------
Class A Shares                      $    621  $    739  $     867  $   1,239
----------------------------------------------------------------------------
Class B Shares                      $    625  $    709  $     915  $   1,277
----------------------------------------------------------------------------
Class C Shares                      $    225  $    390  $     676  $   1,489
----------------------------------------------------------------------------
Class R Shares                      $     85  $    284  $     500  $   1,123
----------------------------------------------------------------------------
Service Class Shares                $     64  $    221  $     392  $     886
----------------------------------------------------------------------------
Institutional Service Class shares
Shares                              $     49  $    174  $     309  $     705
----------------------------------------------------------------------------
Institutional Class Shares          $     24  $     94  $     171  $     397
----------------------------------------------------------------------------
Local Fund Shares                   $     31  $    116  $     210  $     484

You would pay the following expenses on the same investment if you did not sell your shares*:

                  1 year    3 years   5 years   10 years
--------------------------------------------------------
Class B Shares  $    125  $    409  $     715  $   1,277
--------------------------------------------------------
Class C Shares  $    125  $    390  $     676  $   1,489

_______________
* Expenses paid on the same investment for all classes of shares other than Class B and Class C shares do not change whether or not you sell your shares.

OBJECTIVE AND PRINCIPAL STRATEGIES

================================================================================


The Gartmore Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index (the "S&P 400")1 as closely as possible before the deduction of Fund expenses.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400.The S&P 400 is composed of approximately 400 common stocks issued by U.S. midcapitalization companies ("mid cap companies") in a wide range of businesses. The S&P 400 is a marketweighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Fund invests in the common stocks represented in the S&P 400 in roughly the same proportions as their weightings in the S&P 400. The S&P 400 is composed of 400 domestic stocks of medium sized companies with market capitalizations as of January 31, 2004, ranging from approximately $340 million to approximately $11.8 billion.

The Fund may also invest in derivative instruments linked to the S&P 400 primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuations) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in mid capitalization companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 400, may perform differently from the securities in the S&P 400. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 400 as closely as possible, it will tend to underperform the index to some degree over time.

DERIVATIVES RISK. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligation to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative

_______________

1 "Standard & Poor's(R)", "S&P(R)", "S&P 400(R)", "Standard & Poor's MidCap 400(R)", and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the S&P 400, see the SAI.

FUND SUMMARIES - GARTMORE MID CAP MARKET INDEX FUND
                 (FORMERLY NATIONWIDE MID CAP MARKET INDEX FUND)

================================================================================


contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

                   [GRAPHIC OMITTED]


Best Quarter:    17.99%    4th qtr of 2001
Worst Quarter:  -16.81%    3rd qtr of 2001

_______________

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                       One         Since
Average annual returns(1)-as of December 31, 2003      Year     Inception(2)
----------------------------------------------------------------------------
Class A shares - Before Taxes                           26.62%         5.82%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           26.35%         5.13%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                      17.64%         4.58%
----------------------------------------------------------------------------
Class B shares - Before Taxes(3)                        28.66%         6.50%
----------------------------------------------------------------------------
Class C shares - Before Taxes(3)*                       31.32%         6.63%
----------------------------------------------------------------------------
Class R shares - Before Taxes(4)                        34.38%         7.40%
----------------------------------------------------------------------------
Institutional Class shares - Before Taxes               35.01%         7.89%
----------------------------------------------------------------------------
S&P Midcap 400 Index(5)                                 35.62%         7.87%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on December 29, 1999.

3 These returns until the creation of Class B shares (5/25/01) include performance based on the Fund's Class A shares. These returns until the creation of Class C shares (10/22/03) include the performance of the Fund's Class A shares for the period through May 24, 2001 and the Fund's Class B shares for the period from May 25, 2001 to December 31, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes of shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

4 Because Class R shares had not commenced operations as of December 31, 2003, these returns are based on the performance of the Fund's Class A shares for the period through May 24, 2001 and the Fund's Class B shares for the period May 25, 2001 to December 31, 2003. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

5 The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE MID CAP MARKET INDEX FUND
                 (FORMERLY NATIONWIDE MID CAP MARKET INDEX FUND)

================================================================================


FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the Class you select.

Shareholder Fees(1)                                                  Institutional
(paid directly from       Class A   Class B      Class C      Class R  Class
your investment)           shares    shares       shares      shares   shares
--------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)           5.75%(2)      None            None     None       None
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)            None      5.00%(3)        1.00%(4)     None       None

Annual Fund Operating                                               Institutional
Expenses (deducted         Class A      Class B   Class C   Class R    Class
from Fund assets)           shares       shares    shares    shares   shares

Management Fees                  0.22%     0.22%     0.22%     0.22%    0.22%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees             0.25%     1.00%     1.00%  0.40%(5)  None
-----------------------------------------------------------------------------
Other Expenses                   0.35%     0.20%     0.20%     0.40%    0.20%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES               0.82%     1.42%     1.42%     1.02%    0.42%
-----------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                    0.11%     0.11%     0.11%     0.11%    0.11%
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(6)               0.71%     1.31%     1.31%     0.91%    0.31%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales charges-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

5 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and Class C, 0.31% for Class R and Institutional Class shares at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year    3 years   5 years   10 years
------------------------------------------------------------------
Class A shares              $    643  $    811  $     994  $1,521
-----------------------------------------------------------------
Class B shares              $    633  $    739  $     966  $1,452
-----------------------------------------------------------------
Class C shares              $    233  $    439  $     766  $1,692
-----------------------------------------------------------------
Class R shares              $     93  $    314  $     553  $1,238
-----------------------------------------------------------------
Institutional Class shares  $     32  $    124  $     224  $  519

You would pay the following expenses on the same investment if you did not sell your shares*:

                 1 year   3 years   5 years  10 years
-----------------------------------------------------
Class B shares  $    133  $    439  $     766  $1,452
-----------------------------------------------------
Class C shares  $    133  $    439  $     766  $1,692

_______________

* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE SMALL CAP INDEX FUND
                 (FORMERLY NATIONWIDE SMALL CAP INDEX FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore Small Cap Index Fund seeks to match the performance of the Russell 2000(R) Index(1) (the "Russell 2000") as closely as possible before the deduction of Fund expenses.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of common stock of the company multiplied by the current share price.

     Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the Russell 2000 and derivative instruments linked to the Russell 2000. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses ("small cap companies").

As of _____________, 2004, the market capitalizations of companies in the Russell 2000 ranged from $____ million to $____ billion. Due to market fluctuations and the index's annual reconstitution, the market capitalization of the companies within the Russell 2000 may, at any given time, be higher or lower.

The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000 primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a narrower portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Russell 2000, may perform differently from the securities in the Russell 2000. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the Index to some degree over time.

DERIVATIVES RISK. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

_______________

1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

FUND SUMMARIES - GARTMORE SMALL CAP INDEX FUND
                 (FORMERLY NATIONWIDE SMALL CAP INDEX FUND)

================================================================================


SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

                    [GRAPHIC OMITTED]

Best Quarter:     22.86%   2nd qtr of 2003
Worst Quarter:   -21.16%   3rd qtr of 2002
_______________

* The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Small Cap Series (the "Series"), which was also managed by the Fund's subadvisor. The returns for 1998 and 1999 (through December 29, 1999) shown above include the performance of the Series. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2003, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges or reflect the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1)-                       One     Five      Since
as of December 31, 2003                          Year   Years   Inception(2)
----------------------------------------------------------------------------
Class A shares - Before Taxes(2)                36.99%   4.99%         7.17%
----------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions(2)                             36.33%   4.69%         6.94%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(2)                           24.36%   4.13%         6.12%
----------------------------------------------------------------------------
Class B shares - Before Taxes(3)                39.39%   5.67%         7.89%
----------------------------------------------------------------------------
Class C shares - Before Taxes(3)*               41.98%   5.74%         7.74%
----------------------------------------------------------------------------
Class R shares - Before Taxes(4)                45.44%   6.24%         8.12%
----------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)    46.22%   6.65%         8.43%
----------------------------------------------------------------------------
Russell 2000(6)                                 47.25%   7.13%         8.94%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2 These returns until the creation of Class A and Institutional Class shares (12/29/99) include the performance of the Series, which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund's shares invested in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

3 These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001. These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund's Class B shares for the period from November 29, 2001 to December 31, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because Class B and Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class B has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.

4 Because Class R shares had not commenced operations as of December 31, 2003, these returns through December 31, 2003 are based on the performance of the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund's Class B shares for the period from November 29, 2001 to December 31, 2003. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.


                                                                              11

FUND SUMMARIES - GARTMORE SMALL CAP INDEX FUND
                 (FORMERLY NATIONWIDE SMALL CAP INDEX FUND)

================================================================================


     have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

5 The Russell 2000 is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

Shareholder Fees(1)                                                 Institutional
(paid directly from       Class A      Class B      Class C   Class R  Class
your investment)           shares       shares       shares   shares   shares
-----------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)           5.75%(2)          None     None      None     None
-----------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)                None        5.00%(3)  1.00%(4)   None     None

Annual Fund Operating                                              Institutional
Expenses (deducted         Class A      Class B   Class C   Class R    Class
from Fund assets)           shares       shares    shares    shares   shares
-----------------------------------------------------------------------------
Management Fees                  0.20%     0.20%     0.20%     0.20%    0.20%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees             0.25%     1.00%     1.00%  0.40%(5)     None
-----------------------------------------------------------------------------
Other Expenses                   0.40%     0.25%     0.25%     0.45%    0.25%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES               0.85%     1.45%     1.45%     1.05%    0.45%
-----------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                    0.16%     0.16%     0.16%     0.16%    0.16%
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(6)               0.69%     1.29%     1.29%     0.89%    0.29%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.


                                                                              12

FUND SUMMARIES - GARTMORE SMALL CAP INDEX FUND
                 (FORMERLY NATIONWIDE SMALL CAP INDEX FUND)

================================================================================


4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

5 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) from exceeding 0.79% for Class A shares, 1.39% for Class B and C shares and 0.29% for Class R shares and Institutional Class shares at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A Shares              $    641  $    816  $   1,004  $1,550
-----------------------------------------------------------------
Class B Shares              $    631  $    743  $     977  $1,482
-----------------------------------------------------------------
Class C Shares              $    231  $    443  $     777  $1,722
-----------------------------------------------------------------
Class R Shares              $     91  $    318  $     564  $1,268
-----------------------------------------------------------------
Institutional Class Shares  $     30  $    128  $     236  $  551


You would pay the following expenses on the same investment if you did not sell your shares*:

                1 year   3 years   5 years   10 years
-----------------------------------------------------
Class B Shares  $    131  $    443  $     777  $1,482
-----------------------------------------------------
Class C Shares  $    131  $    443  $     777  $1,722
-----------------------------------------------------

_______________

* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE INTERNATIONAL INDEX FUND
                 (FORMERLY NATIONWIDE INTERNATIONAL INDEX FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the EAFE Index and in derivatives linked to the EAFE Index, primarily exchange traded futures contracts and forward foreign exchange contracts. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index.

The Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, less information about issuers and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the EAFE Index, may perform differently from the securities in the EAFE Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the EAFE Index as closely as possible, it will tend to underperform the Index to some degree over time.

DERIVATIVES RISK. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market and currency exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices or currency rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fail to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

FUND SUMMARIES - GARTMORE INTERNATIONAL INDEX FUND
                 (FORMERLY NATIONWIDE INTERNATIONAL INDEX FUND)

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

Annual Returns-Class A Shares* (years ended December 31)

                  [GRAPHIC OMITTED]

Best Quarter:     18.94%   2nd qtr of 2003
Worst Quarter:   -21.10%   3rd qtr of 2002
_______________

* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

                                                                      Since
Average annual returns(1)-as of December 31, 2003   One Year   Inception(2)
---------------------------------------------------------------------------
Class A shares - Before Taxes                          29.07%        -8.12%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          28.61%        -8.47%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares(3)                                 19.23%        -6.95%
---------------------------------------------------------------------------
Class B shares - Before Taxes                          31.43%        -7.88%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)*                      29.07%        -8.12%
---------------------------------------------------------------------------
Class R shares - Before Taxes(4)                       37.03%        -6.75%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes              37.49%        -6.42%
---------------------------------------------------------------------------
EAFE Index(5)                                          39.16%        -5.55%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund commenced operations on December 29, 1999.

3 The performance for "Class A Shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns through December 31, 2003 include the performance of the Fund's Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C and Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C and Class R shares invest in the same portfolio of securities as Class B shares. The performance for Class C and Class R shares has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C and Class R shares would have been lower.

5 The EAFE Index is an unmanaged index that measures the performance of equity securities of global companies from various industrial sectors whose primary trading markets are located outside of the United States. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FUND SUMMARIES - GARTMORE INTERNATIONAL INDEX FUND
                 (FORMERLY NATIONWIDE INTERNATIONAL INDEX FUND)

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

Shareholder Fees(1)                                                 Institutional
(paid directly from       Class A   Class B      Class C      Class R  Class
your investment)           shares    shares       shares      shares   shares
-----------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)           5.75%(2)       None       None      None     None
-----------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)               None   5.00%(3)        1.00%(4)  None     None

Annual Fund Operating   Institutional
Expenses (deducted         Class A      Class B   Class C   Class R    Class
from Fund assets)           shares       shares    shares    shares   shares
-----------------------------------------------------------------------------
Management Fees                  0.27%     0.27%     0.27%     0.27%    0.27%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees             0.25%     1.00%     1.00%  0.40%(5)     None
-----------------------------------------------------------------------------
Other Expenses                   0.36%     0.22%     0.22%     0.42%    0.22%
=============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES               0.88%     1.49%     1.49%     1.09%    0.49%
-----------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                    0.13%     0.13%     0.13%     0.13%    0.13%
=============================================================================
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)(6)               0.75%     1.36%     1.36%     0.96%    0.36%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sale Charges-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

5 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 0.86% for Class A shares, 1.46% for Class B and Class C shares and 0.36% for Class R and Institutional Class shares at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year    3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares              $    647  $    827  $   1,023  $1,586
-----------------------------------------------------------------
Class B shares              $    638  $    758  $   1,001  $1,526
-----------------------------------------------------------------
Class C shares              $    238  $    458  $     801  $1,768
-----------------------------------------------------------------
Class R shares              $     98  $    334  $     588  $1,317
-----------------------------------------------------------------
Institutional Class shares  $     37  $    144  $     261  $  603

You would pay the following expenses on the same investment if you did not sell your shares*:

                1 year   3 years   5 years   10 years
-----------------------------------------------------
Class B shares  $    138  $    458  $     801  $1,526
-----------------------------------------------------
Class C shares  $    138  $    458  $     801  $1,768

_______________

* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARMORE BOND INDEX FUND
                 (FORMALLY NATIONWIDE BOND INDEX FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses.

MATURITY is the time at which the principal amount of a bond is scheduled to be repaid.

DURATION is a measure of the expected life of the securities held by the Fund on a present value basis reflecting both principal and interest payments.

INVESTMENT GRADE BONDS are securities which have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Under normal conditions, the Fund invests at least 80% of its net assets in bonds that are included in or correlated with the Aggregate Bond Index and in derivative instruments linked to that index. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types.

The Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index or securities within the index. The Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond index is composed of a variety of U.S. dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, mortgagebacked securities and bonds issued by U.S. or foreign companies, among others. The Fund may also engage in securities lending in order to generate additional income for the Fund.

In order to implement its index strategy, the Fund may engage in more frequent portfolio securities trading. Frequent portfolio transactions will lead to higher transaction costs for the Fund and may lead to additional tax consequences.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the value of the securities the Fund owns.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. The Fund may invest in foreign securities to the extent foreign securities are represented in the Aggregate Bond

FUND SUMMARIES - GARTMORE BOND INDEX FUND
                 (FORMERLY NATIONWIDE BOND INDEX FUND)

================================================================================


Index. Currently, the Aggregate Bond Index includes a portion of foreign securities. The Fund will invest only in U.S. dollar-denominated foreign securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, higher transaction costs, less information about issuers and delayed settlement.

RISKS ASSOCIATED WITH INDEX FUNDS. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Aggregate Bond Index, may perform differently from the securities in the index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track Aggregate Bond Index as closely as possible, it will tend to underperform the index to some degree over time.

DERIVATIVES RISK. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligation to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

PORTFOLIO TURNOVER RISK. The Fund may engage in active and frequent trading of securities in order to implement its index strategy. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase volatility of the Fund. In addition, a higher portfolio turnover rate will cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL RETURNS-CLASS A SHARES* (YEARS ENDED DECEMBER 31)

                 [GRAPHIC OMITTED]

Best Quarter:    5.31%   4th qtr of 2000
Worst Quarter:  -1.02%   2nd qtr of 1999
_______________

* The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Aggregate Bond Index Series (the "Series"), which was also managed by the Fund's subadviser. The returns for 1998 and 1999 (through December 29,
     1999) shown above include the performance of the Series. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2003, the returns reflect the Fund's actual Class A expenses, but on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. These returns do not include sales charges and do not reflect the effect of taxes. If sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES - GARTMORE BOND INDEX FUND
                 (FORMERLY NATIONWIDE BOND INDEX FUND)

================================================================================


Average annual returns(1)-                       One     Five       Since
as of December 31, 2003                          Year   Years   Inception (2)

Class A shares - Before Taxes(2)                -2.79%   4.71%          6.26%
-----------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions(2)                             -3.96%   3.18%          5.07%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares(2)                           -1.82%   3.03%          4.66%
-----------------------------------------------------------------------------
Class B shares - Before Taxes(3)                -2.42%   5.34%          6.98%
-----------------------------------------------------------------------------
Class C shares - Before Taxes(4)*               -2.79%   4.71%          7.19%
-----------------------------------------------------------------------------
Class R shares - Before Taxes(4)                 3.18%   8.94%          7.19%
-----------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)     3.59%   6.32%          7.48%
Lehman Brothers U.S. Aggregate
-----------------------------------------------------------------------------
Bond Index(5)                                    4.10%   6.62%          7.58%

_______________

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2 These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Series, which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund's shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

3 These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

4 Because the Class C and Class R shares have not commenced operations as to December 31, 2003, these returns are based on the performance of the Series for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C and Class R shares would have produced because all classes invest in the same porfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R would have been lower.

5 The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the class you select.

Shareholder Fees(1)                                                 Institutional
(paid directly from       Class A      Class B      Class C   Class R  Class
your investment)           shares       shares       shares   shares   shares
-----------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)           5.75%(2)         None     None      None     None
-----------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)            None            5.00%(3)  1.00%(4)  None     None

Annual Fund Operating                                               Institutional
Expenses (deducted         Class A      Class B   Class C   Class R    Class
from Fund assets)           shares       shares    shares    shares   shares
-----------------------------------------------------------------------------

Management Fees                  0.22%     0.22%     0.22%     0.22%    0.22%
-----------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees             0.25%     1.00%     1.00%  0.40%(5)    None
-----------------------------------------------------------------------------
Other Expenses                   0.35%     0.20%     0.20%     0.40%    0.20%
-----------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES               0.82%     1.42%     1.42%     1.02%    0.42%
-----------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement                    0.11%     0.11%     0.11%     0.11%    0.11%
-----------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES
(AFTER WAIVER/
REIMBURSEMENTS)(6)               0.71%     1.31%     1.31%     0.91%    0.31%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges-Class A sales charges" beginning on page 30.

3 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.


                                                                              19

FUND SUMMARIES - GARTMORE BOND INDEX FUND
                 (FORMERLY NATIONWIDE BOND INDEX FUND)

================================================================================


4 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class B and Class C shares" on page 33.

5 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

6 GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 0.81% for Class A shares, 1.41% for Class B and C shares and 0.31% for Class R and Institutional Class shares at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares              $    643  $    811  $     994  $1,521
-----------------------------------------------------------------
Class B shares              $    633  $    739  $     966  $1,452
-----------------------------------------------------------------
Class C shares              $    233  $    439  $     766  $1,692
-----------------------------------------------------------------
Class R shares              $     93  $    314  $     553  $1,238
-----------------------------------------------------------------
Institutional Class shares  $     32  $    124  $     224  $  519

You would pay the following expenses on the same investment if you did not sell your shares*:

                1 year   3 years    5 years   10 years
------------------------------------------------------
Class B shares  $    133  $    439  $     766  $ 1,452
------------------------------------------------------
Class C shares  $    133  $    439  $     766  $ 1,692

_______________

* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal techniques described below in an effort to increase returns, protect assets or diversify investments.

The SAI contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

ALL FUNDS

The Funds will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, a Fund's portfolio turnover and trading costs may be lower than "actively" managed funds although the Bond Index Fund has historically had a higher portfolio turnover rate. However, the Funds have operating costs and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Under normal circumstances, Fund management attempts to produce total returns over periods of one year and longer for each Fund before taking into account estimated expenses as follows: 10 basis points (a basis point is one one-hundredth of one percent (0.01%) for the S&P 500 Index Fund, 50 basis points for the Mid Cap Market Index Fund, 100 basis points for the Small Cap Index Fund, 150 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, over the total return of the applicable indices. These levels of correlation are goals, and there can be no assurance, however, that these levels of correlation will be achieved. Information comparing a Fund's performance to that of a target index will be reported in the Funds' annual report.

Each Fund may invest in derivative instruments primarily exchange traded futures contracts. Derivatives allow a Fund to increase or decrease its exposure to its target index quickly and at less cost than buying or selling stocks. Each Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

OTHER INVESTMENTS

In addition to the investment strategies described below, each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending. Each Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index as described above. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds' exposure to common stocks or bonds, as a defensive strategy, but will instead use them to attempt to remain fully invested at all times. Each Fund may also invest in derivative instruments for the purposes described below.

S&P 500 INDEX FUND

The S&P 500 is composed of approximately 500 common stocks as selected by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks, although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S. Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the Index. These changes to the composition of the index may result in significant turnover in the Fund as the Fund attempts to mirror the changes to the index.

MID CAP MARKET INDEX FUND

The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index's performance. The stocks in the S&P 400 are chosen by Standard & Poor's. S&P chooses stocks for inclusion in the S&P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

The Fund may invest in all 400 stocks in the S&P 400 in roughly the same proportion as their weightings in the S&P 400. For example, if 2% of the S&P 400 is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company.

MORE ABOUT THE FUNDS

================================================================================


This strategy is known as "full replication." However, when the subadviser believes it would be cost efficient the Fund may deviate from full replication and instead invest in a sample of 400 stocks in the S&P 400 based on the subadviser's optimization process, a statistical sampling technique that aims to create a portfolio which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 400 as a whole, but which involves fewer transaction costs than would be incurred through full replication. The Fund may also purchase stocks not included in the S&P 400 when the subadviser believes that it would be a cost efficient way of approximating the S&P 400's performance to do so. If the Fund uses these techniques, it may not track the S&P 400 as closely as it would if it were fully replicating the S&P 400.

S&P may update the S&P 400 periodically, at which time there may be substantial changes in the composition of the Index. These changes to the composition of the index may result in significant turnover in the Fund as the Fund attempts to mirror the changes to the index.

SMALL CAP INDEX FUND

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by The Frank Russell Company. The stocks represented in the Index are issued by small-capitalization (as of __________, 2004, these companies ranged from $___ million to $___ billion) U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the Index have the most effect on the Index's performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. The Frank Russell Company selects a stock for the Russell 2000 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until the yearly update.

INTERNATIONAL INDEX FUND

The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalizations. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International Limited ("Morgan Stanley"). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley selects a stock for the EAFE Index based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may update the EAFE Index periodically, at which time there may be substantial changes in the composition of the Index. These changes to the composition of the index may result in significant turnover in the Fund as the Fund attempts to mirror the changes to the index.

BOND INDEX FUND

The Aggregate Bond Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. The Aggregate Bond Index includes:

-    U.S. government and government agency securities.
-    Securities issued by supranational entities, such as the World Bank.
-    Securities issued by foreign governments and U.S. and foreign corporations.
-    Mortgage-backed securities.

MORTGAGE-BACKED SECURITIES are securities that give their holder the right to receive a portion of principal and/or interest payments made on a underlying pool of residential or commercial mortgage loans.

Lehman Brothers selects a bond for the Aggregate Bond Index based on the index's criteria; it does not evaluate whether any particular bond is an attractive investment.

Lehman Brothers may update the Aggregate Bond Index periodically, at which time there may be substantial changes in the composition of the Index. These changes to the composition of the index may result in significant turnover in the Fund as the Fund attempts to mirror the changes to the index.

The Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

MORE ABOUT THE FUNDS

================================================================================


MEDIUM-GRADE SECURITIES are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PASS-THROUGH SECURITIES represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs).

COLLATERALIZED MORTGAGE OBLIGATIONS are mortgagebacked securities that divide the principal and interest payments collected on a pool of mortgages into several revenue streams with different priority rights to various portions of the underlying mortgage payments.

All ratings are determined at the time of investment to be within the top four rating categories by a rating agency. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The Fund will usually invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL FUNDS

DERIVATIVES. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use the following types of derivative instruments.

FUTURES are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

FORWARDS are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

OPTIONS are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money
payment based on the change in value of   certain assets or an index or, in case
of an option on a future, the ability to enter into a futures contract at a prespecified price) from another party at a specified price with a specified time period.

SWAPS are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

INDEXED SECURITIES are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives are volatile and involve significant risks, which may include:

- LEVERAGE RISK. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

- CREDIT RISK. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

- CURRENCY RISK. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase

MORE ABOUT THE FUNDS

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in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indexes in the event the Funds receive cash inflows.

BORROWING AND LEVERAGE. The Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

Certain securities that a Fund buys may create leverage, including, for example, when issued securities, forwards commitments and options.

SECURITIES LENDING. Each Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

RISKS APPLICABLE TO BOND INDEX FUND

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass-through securities, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk, particularly if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

DOLLAR ROLLS. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

FOREIGN GOVERNMENT DEBT. The Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it generally will ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of debt securities that a government entity has not repaid may be collected.

RISKS APPLICABLE TO INTERNATIONAL INDEX FUND AND BOND INDEX FUND

FOREIGN RISK. To the extent these Funds invest in foreign securities, (primarily for the International Index Fund) foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

- COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

MORE ABOUT THE FUNDS

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- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the disclosure and accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of the International Index Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what such Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

RISKS APPLICABLE TO MID CAP MARKET INDEX FUND AND SMALL CAP INDEX FUND

MID CAP/SMALL CAP RISK. Generally, investments in smaller and some medium companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small companies and some medium companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which such Funds invest may be in the technology related and biotechnology industries. Small cap companies in these industries may be especially subject to more abrupt or erratic price movements than small cap stocks in other industries.

In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.
-    Have limited distribution capabilities for their products or services.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF allocates fund assets among subadvisers and evaluates and monitors the performance of subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Funds; however, GMF does not intend to do so at this time.

GMF was organized in 1999, and since September 1, 1999, it has provided investment advisory services to both Gartmore Mutual Funds and Gartmore Variable Insurance Trust. As of December 31, 2003, GMF and its U.S. affiliates had approximately $37.3 billion in assets under management, including approximately $19.9 billion managed by GMF.

Each Fund pays GMF a management fee which is based on each Fund's average daily net assets. The total management fee paid, including the fee paid to the subadviser, by the Funds for the fiscal year ended October 31, 2003, expressed as a percentage of each Funds' average daily net assets and not taking into account any applicable waivers, was as follows*:

Fund                                                      Fee Paid
-------------------------------------------------------------------
Gartmore S&P 500 Index Fund                                 0.13%
-------------------------------------------------------------------
Gartmore Small Cap Index Fund                               0.20%*
-------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                          0.22%*
-------------------------------------------------------------------
Gartmore International Index Fund                           0.27%*
-------------------------------------------------------------------
Gartmore Bond Index Fund                                    0.22%*

MANAGEMENT

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* Effective March 1, 2004, the contractual management fee for the following Funds have been changed as follows:

Fund                                         Assets                  Fee
------------------------------------------------------------------------
Gartmore Small Cap Index Fund     0 up to $1.5 billion             0.20%
                                  1.5 billion up to $3 billion     0.19%
                                  $ 3 billion and more             0.18%
------------------------------------------------------------------------
Gartmore Mid Cap Market           0 up to $1.5 billion             0.22%
Index Fund                        1.5 billion up to $3 billion     0.21%
                                  $ 3 billion and more             0.20%
------------------------------------------------------------------------
Gartmore International            0 up to $1.5 billion             0.27%
Index Fund                        1.5 billion up to $3 billion     0.26%
                                  $ 3 billion and more             0.25%
------------------------------------------------------------------------
Gartmore Bond Index Fund          0 up to $1.5 billion             0.22%
                                  1.5 billion up to $3 billion     0.21%
                                  $ 3 billion and more             0.20%
------------------------------------------------------------------------

MULTI-MANAGER STRUCTURE

GMF and Gartmore Mutual Funds (the "Trust") have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. If a new non-affiliate subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for a Fund
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating performance expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of GMF and the Board of Trustees, Fund Asset Management, L.P. ("FAM") P.O. Box 9011, Princeton, New Jersey 08543-9011, the Funds' subadviser, manages each Fund's assets in accordance with that Fund's investment objective and strategies. FAM makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

FAM is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. FAM and its advisory affiliates had approximately $__ billion in investment company and other portfolio assets under management as of December 31, 2003. This amount includes assets managed for Merrill Lynch affiliates.

Out of its management fee, GMF paid FAM an annual subadvisory fee for the fiscal year ended October 31, 2003, based on each Fund's average daily net assets, as follows:

Fund                                                            Assets     Fee
-------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                                 All assets  0.07%
-------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                            All assets  0.09%
-------------------------------------------------------------------------------
Gartmore Bond Index Fund                                      All assets  0.09%
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Gartmore International Index Fund                             All assets  0.12%
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Gartmore S&P 500 Index Fund                                   All assets  0.02%

BUYING, SELLING AND EXCHANGING FUND SHARES

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CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class R, Institutional Service Class, Institutional Class, Service Class and Local Fund shares are available to a limited group of investors and are not offered by all Funds.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares
-    Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class Institutional Class or Local Fund shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C, Class R and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class R, Institutional Service Class and Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A, Institutional Service Class and Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class, Institutional Class, Service Class and Local Fund shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                            Class B shares                             Class C shares
-------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means                No front-end sales charge, so your          No front-end sales charge, so your full
that a portion of your initial investment   full investment immediately goes            investment immediately goes toward
goes toward the sales charge, and is        toward buying shares                        buying shares
not invested
-------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the               No reductions of the CDSC                   Like Class B shares, no reductions of
sales charge available                      available, but waivers available            the CDSC are available, but waivers
                                            of CDSC are available
-------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B                 Higher distribution and service fees        Higher distribution and service fees
and Class C shares mean higher              than Class A shares mean higher fund        than Class A shares mean higher
dividends per share                         expenses and lower dividends per share      fund expenses and lower dividends
                                            per share
-------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable      After seven years, Class B shares           Unlike Class B shares, Class C shares
                                            convert into Class A shares, which          do not automatically convert into another
                                            reduces your future fund expenses           class
-------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares                 CDSC if shares are sold within six years:   CDSC of 1% is applicable if shares are
are sold back to a Fund                     5% in the first year, 4% in the second,     sold in the first year after purchase
                                            3% in the third and fourth years, 2%
                                            in the fifth, and 1% in the sixth year
-------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit                 Investments of $100,000 or more may         Investments of $1,000,000 or more may
                                            be rejected                                 be Rejected(1)

_______________

1    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

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For investors who are eligible to purchase Institutional Class, Institutional Service Class, Service Class or Local Fund shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Institutional Class and Class R shares and the Gartmore S&P 500 Index Fund also offers Institutional Service Class, Service Class and Local Fund shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated withbrokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

- retirement benefit plans for which third party administrators provide recordkeeping services and are compensated by a Fund for such services

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES (Continued)

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by a Fund for services it provides

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust

- retirement plans if no third party administrator for the plan receives compensation from the Funds

- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser [IS AFFILIATED OR ASSOCIATED WITH A BROKER OR DEALER] and derives compensation for its services exclusively from its clients for such advisory services

BUYING, SELLING AND EXCHANGING FUND SHARES

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WHO CAN BUY SERVICE CLASS SHARES

Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to retirement plans. Programs offered to retirement plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund.

Retirement plan-or variable insurance contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.

WHO CAN BUY LOCAL FUND SHARES

Local Fund shares are sold to funds of funds (mutual funds investing primarily in other mutual funds).

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A or Institutional Service Class of any of the Funds (or Institutional Service, Institutional Class or Service Class shares of the S&P 500 Index Fund), one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)                                        $2,000
---------------------------------------------------------------------------
To open an IRA account
(per Fund)                                                           $1,000
---------------------------------------------------------------------------
Additional investments
(per Fund)                                                             $100
---------------------------------------------------------------------------
To start an Automatic Asset
Accumulation Plan                                                    $1,000
---------------------------------------------------------------------------
Additional Automatic Asset
Accumulation Plan
per transaction                                                         $50
---------------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
SERVICE CLASS SHARES

To open an account
(per Fund)                                                          $50,000
---------------------------------------------------------------------------
Additional investments                                                 None
---------------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL
CLASS SHARES

To open an account
(per Fund)                                                       $1,000,000
---------------------------------------------------------------------------
Additional investments                                                 None
---------------------------------------------------------------------------

MINIMUM INVESTMENTS-SERVICE
CLASS SHARES

To open an account
(per Fund)                                                          $25,000
---------------------------------------------------------------------------
Additional investments                                                 None
---------------------------------------------------------------------------

MINIMUM INVESTMENTS-LOCAL FUND
SHARES

To open an account
(per Fund)                                                          $25,000
---------------------------------------------------------------------------
Additional investments                                                 None
---------------------------------------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.


PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's invest-

BUYING, SELLING AND EXCHANGING FUND SHARES

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ments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES               Sales Charge
                               as % of             Dealer
                      --------------------------  Commission
                                     Amount        as % of
                      Offering      Invested      Offering
Amount of purchase      Price    (approximately)    Price
-----------------------------------------------------------
Less than $50,000        5.75%            6.10%       5.00%
-----------------------------------------------------------
50,000 to $99,999        4.75             4.99        4.00
-----------------------------------------------------------
100,000 to $249,999      3.50             3.63        3.00
-----------------------------------------------------------
250,000 to $499,999      2.50             2.56        2.00
-----------------------------------------------------------
500,000 to $999,999      2.00             2.04        1.75
-----------------------------------------------------------
1 million or more        None             None        None*

_______________

*    Dealer may be eligible for a finder's fee as disclosed below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables
     ---------------------------------------------
     show how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the
     -----------------------
     same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your
     --------------------------------
     account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13month
     --------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares

BUYING, SELLING AND EXCHANGING FUND SHARES

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          within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver)
-    retirement plans.
- Trustees and retired Trustees of Gartmore Mutual Funds, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    any investment advisory clients of GMF, GMFCT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class, Institutional Class Service Class or Local Fund shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920, and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or after an authorized intermediary of the Fund receives your order. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

               1     2      3      4      5      6     7 years
Sale within   year  years  years  years  years  years  or more
--------------------------------------------------------------
Sales charge    5%     4%     3%     3%     2%     1%      0%

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70 1/2 years. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes-Selling and Exchanging Fund Shares" on page 37.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medalion Signature Guarantee-Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800- 848-0920 for more information. Eligible entities wishing to sell Institutional Service Class, Institutional Class, Service Class or Local Fund shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Funds' NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this web-site at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, Class B or Class C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, Service Class and Local Fund shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:

Fund/Class                          As a % of daily net assets
-------------------------------------------------------------------
Class A shares                  0.25% (distribution or service fee)
-------------------------------------------------------------------
Class B shares                  1.00% (0.25% service fee)
-------------------------------------------------------------------
Class C shares                  1.00% (0.25% service fee)
-------------------------------------------------------------------
Class R shares                  0.50% (0.25%
                                of which may be either a
                                distribution or service fee)
-------------------------------------------------------------------
Service Class shares            0.15% (distribution or service fee)
-------------------------------------------------------------------
Local Fund shares               0.07% (service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page __.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class, Institutional Service Class or Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund (within Gartmore Funds) and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:

- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund Exchange                                                    Fee
----------------------------------------------------------------------

Gartmore Emerging Markets Fund. . . . . . . . . . . . . . . . . .2.00%

Gartmore Focus Fund . . . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Financial Services Fund . . . . . . . . . . . . .2.00%

Gartmore Global Health Sciences Fund. . . . . . . . . . . . . . .2.00%

Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Utilities Fund. . . . . . . . . . . . . . . . . .2.00%

Gartmore International Growth Fund. . . . . . . . . . . . . . . .2.00%

Gartmore Long-Short Equity Plus Fund . . . . . . . . . . . . . . 2.00%

Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . 2.00%

Gartmore U.S. Growth Leaders Fund. . . . . . . . . . . . . . . . 2.00%

Gartmore Worldwide Leaders Fund. . . . . . . . . . . . . . . . . 2.00%

Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . 1.50%

Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Millennium Growth Fund. . . . . . . . . . . . . . . . . 1.50%

Gartmore Small Cap Fund. . . . . . . . . . . . . . . . . . . . . 1.50%

Gartmore Value Opportunities Fund. . . . . . . . . . . . . . . . 1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's exchange fee. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose an exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose an exchange fee on their customers' accounts.

To the extent that an exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:

-    Shares exchanged under regularly scheduled withdrawal plans
-    Shares purchased through reinvested dividends or capital gains
- Shares exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active.
- Shares exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                   1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the S&P 500 Index, Mid Cap Market Index, Small Cap Index and International Index Funds distribute any available income dividends to shareholders. The Bond Index Fund declares any available income dividends to shareholders daily and distributes them monthly. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

Changing your distribution option

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

BACKUP WITHHOLDING

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $__.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non- U.S. investors may be subject to U.S. withholding or estate tax, andare subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or, if the Fund or a Class has not been in operation for the past five years, for the life of the Fund or that Class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended October 31, 2002 and 2003 have been audited by Pricewaterhouse Coopers LLP, whose reports, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors. Class C shares for the International Index and Bond Index Funds and Class R shares for each of the Funds had not commenced operations as of October 31, 2003.

FINANCIAL HIGHLIGHTS

================================================================================


NATIONWIDE S&P INDEX FUND

                                                Investment Activities                             Distributions
                                   -------------------------------------------------  --------------------------------------
                                                               Net
                                                             Realized
                                                               and
                                      Net                   Unrealized
                                     Asset        Net         Gains         Total
                                    Value,    Investment     (Losses)       from          Net         Net
                                   Beginning    Income          on       Investment   Investment   Realized       Total
                                   of Period    (Loss)     Investments   Activities     Income       Gains    Distributions
---------------------------------  ---------  -----------  ------------  -----------  -----------  ---------  --------------
Class A Shares
Period Ended October 31, 2000 (d)  $   12.73         0.05        (0.24)       (0.19)       (0.08)         -           (0.08)
Year Ended October 31, 2001        $   12.46         0.06        (3.17)       (3.11)       (0.06)     (0.17)          (0.23)
Year Ended October 31, 2002        $    9.12         0.09        (1.50)       (1.41)       (0.09)         -           (0.09)
Year Ended October 31, 2003        $    7.62         0.10         1.41         1.51        (0.09)         -           (0.09)

Class B Shares
Period Ended October 31, 2000 (d)  $   12.73        (0.01)       (0.25)       (0.26)       (0.05)         -           (0.05)
Year Ended October 31, 2001        $   12.42         0.01        (3.16)       (3.15)       (0.01)     (0.17)          (0.18)
Year Ended October 31, 2002        $    9.09         0.03        (1.50)       (1.47)       (0.03)         -           (0.03)
Year Ended October 31, 2003        $    7.59         0.04         1.41         1.45        (0.04)         -           (0.04)

Class C Shares
Period Ended October 31, 2003 (e)  $    8.83            -         0.18         0.18            -          -               -

Institutional Class Shares
Period Ended October 31, 2000 (d)  $   12.73         0.09        (0.25)       (0.16)       (0.08)         -           (0.08)
Year Ended October 31, 2001        $   12.49         0.11        (3.17)       (3.06)       (0.11)     (0.17)          (0.28)
Year Ended October 31, 2002        $    9.15         0.11        (1.51)       (1.40)       (0.11)         -           (0.11)
Year Ended October 31, 2003        $    7.64         0.11         1.43         1.54        (0.11)         -           (0.11)

Service Class Shares
Period Ended October 31, 1999 (f)  $    9.66         0.09         2.25         2.34        (0.09)         -           (0.09)
Year Ended October 31, 2000        $   11.91         0.07         0.56         0.63        (0.07)     (0.02)          (0.09)
Year Ended October 31, 2001        $   12.45         0.07        (3.17)       (3.10)       (0.07)     (0.17)          (0.24)
Year Ended October 31, 2002        $    9.11         0.08        (1.50)       (1.42)       (0.08)         -           (0.08)
Year Ended October 31, 2003        $    7.61         0.09         1.41         1.50        (0.08)         -           (0.08)
---------------------------------  ---------  -----------  ------------  -----------  -----------  ---------  --------------


                                                                              Ratios/Supplemental Data
                                   ------------------  -------------------------------------------------------------------------
                                                                                                          Ratio
                                                                                                           of
                                                                                                           Net
                                                                                             Ratio     Investment
                                                                                Ratio         of         Income
                                                                               of Net      Expenses      (Loss)
                                                                    Ratio    Investment    (Prior to    (Prior to
                                                          Net        of        Income     Reimburse-   Reimburse-
                                    Net                 Assets    Expenses     (Loss)       ments)       ments)
                                   Asset                at End       to          to           to           to
                                   Value,                 of       Average     Average      Average      Average
                                   End of    Total      Period       Net         Net          Net          Net       Portfolio
                                   Period  Return (a)   (000s)     Assets      Assets     Assets (b)   Assets (b)   Turnover (c)
---------------------------------  ------  ----------  ---------  ---------  -----------  -----------  -----------  ------------
Class A Shares
Period Ended October 31, 2000 (d)  $12.46   5.71% (g)  $   2,214  0.63% (h)        0.47%    0.88% (h)    0.22% (h)         9.72%
Year Ended October 31, 2001        $ 9.12    (25.24%)  $   3,237      0.63%        0.70%        1.03%        0.30%         1.85%
Year Ended October 31, 2002        $ 7.62    (15.62%)  $   3,942      0.52%        1.06%        0.61%        0.97%         3.06%
Year Ended October 31, 2003        $ 9.04      20.03%  $   5,795      0.48%        1.28%        0.56%        1.21%         1.30%

Class B Shares
Period Ended October 31, 2000 (d)  $12.42   5.17% (g)  $     987  1.23% (h)  (0.12%) (h)    2.05% (h)  (0.94%) (h)         9.72%
Year Ended October 31, 2001        $ 9.09    (25.65%)  $   1,879      1.23%        0.11%        2.21%       (0.87%)        1.85%
Year Ended October 31, 2002        $ 7.59    (16.24%)  $   2,423      1.23%        0.35%        1.39%        0.19%         3.06%
Year Ended October 31, 2003        $    9      19.14%  $   3,713      1.23%        0.54%        1.30%        0.47%         1.30%

Class C Shares
Period Ended October 31, 2003 (e)  $ 9.01   2.04% (g)  $      10  1.23% (h)    0.48% (h)    1.23% (h)    0.48% (h)         1.30%

Institutional Class Shares
Period Ended October 31, 2000 (d)  $12.49   6.01% (g)  $  92,190  0.23% (h)    0.83% (h)    0.30% (h)    0.76% (h)         9.72%
Year Ended October 31, 2001        $ 9.15    (24.84%)  $ 107,955      0.23%        1.10%        0.29%        1.04%         1.85%
Year Ended October 31, 2002        $ 7.64    (15.44%)  $ 235,333      0.23%        1.37%        0.33%        1.27%         3.06%
Year Ended October 31, 2003        $ 9.07      20.39%  $ 620,598      0.23%        1.52%        0.30%        1.45%         1.30%

Service Class Shares
Period Ended October 31, 1999 (f)  $11.91  24.27% (g)  $  72,049  0.63% (h)    0.69% (h)    0.83% (h)    0.49% (h)        55.07%
Year Ended October 31, 2000        $12.45       5.25%  $ 189,443      0.63%        0.54%        0.70%        0.47%         9.72%
Year Ended October 31, 2001        $ 9.11    (25.22%)  $ 233,943      0.63%        0.70%        0.69%        0.64%         1.85%
Year Ended October 31, 2002        $ 7.61    (15.73%)  $ 266,515      0.63%        0.94%        0.72%        0.85%         3.06%
Year Ended October 31, 2003        $ 9.03      19.89%  $ 413,554      0.63%        1.14%        0.70%        1.06%         1.30%
---------------------------------  ------  ----------  ---------  ---------  -----------  -----------  -----------  ------------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(f)  For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


NATIONWIDE S&P 500 INDEX FUND

                                                      Investment Activities                       Distributions
                                   ---------  --------------------------------------  --------------------------------------
                                                               Net
                                                             Realized
                                                               and
                                      Net                   Unrealized
                                     Asset        Net         Gains         Total
                                    Value,    Investment     (Losses)       from          Net         Net
                                   Beginning    Income          on       Investment   Investment   Realized       Total
                                   of Period    (Loss)     Investments   Activities     Income       Gains    Distributions
---------------------------------  ---------  -----------  ------------  -----------  -----------  ---------  --------------
Institutional Service
  Class Shares
Period Ended October 31, 1999 (d)  $    9.66         0.10         2.27         2.37        (0.09)         -           (0.09)
Year Ended October 31, 2000        $   11.94         0.08         0.56         0.64        (0.08)     (0.02)          (0.10)
Year Ended October 31, 2001        $   12.48         0.08        (3.17)       (3.09)       (0.08)     (0.17)          (0.25)
Year Ended October 31, 2002        $    9.14         0.09        (1.50)       (1.41)       (0.09)         -           (0.09)
Year Ended October 31, 2003        $    7.64         0.10         1.42         1.52        (0.09)         -           (0.09)

Local Fund Shares
Year Ended October 31, 1999        $    9.66         0.12         2.27         2.39        (0.10)         -           (0.10)
Year Ended October 31, 2000        $   11.95         0.11         0.54         0.65        (0.10)     (0.02)          (0.12)
Year Ended October 31, 2001        $   12.48         0.07        (3.14)       (3.07)       (0.07)     (0.17)          (0.24)
Year Ended October 31, 2002        $    9.17         0.11        (1.52)       (1.41)       (0.10)         -           (0.10)
Year Ended October 31, 2003        $    7.66         0.12         1.42         1.54        (0.11)         -           (0.11)
---------------------------------  ---------  -----------  ------------  -----------  -----------  ---------  --------------


                                                                             Ratios/Supplemental Data
                                   ------------------  -----------------------------------------------------------------------
                                                                                                        Ratio
                                                                                                         of
                                                                                                         Net
                                                                                           Ratio     Investment
                                                                              Ratio         of         Income
                                                                  Ratio      of Net      Expenses      (Loss)
                                                                   of      Investment    (Prior to    (Prior to
                                                         Net    Expenses     Income     Reimburse-   Reimburse-
                                    Net                Assets      to        (Loss)       ments)       ments)
                                   Asset               at End    Average       to           to           to
                                   Value,                of      Average     Average      Average      Average
                                   End of    Total     Period      Net         Net          Net          Net       Portfolio
                                   Period  Return (a)  (000s)    Assets      Assets     Assets (b)   Assets (b)   Turnover (c)
---------------------------------  ------  ----------  -------  ---------  -----------  -----------  -----------  ------------
Institutional Service
  Class Shares
Period Ended October 31, 1999 (d)  $11.94  24.64% (e)   17,389  0.48% (f)    0.87% (f)    0.67% (f)    0.68% (f)        55.07%
Year Ended October 31, 2000        $12.48       5.37%   31,917      0.48%        0.69%        0.55%        0.62%         9.72%
Year Ended October 31, 2001        $ 9.14    (25.04%)   35,097      0.48%        0.84%        0.54%        0.78%         1.85%
Year Ended October 31, 2002        $ 7.64    (15.56%)   41,498      0.48%        1.09%        0.57%        1.00%         3.06%
Year Ended October 31, 2003        $ 9.07      20.11%   55,197      0.48%        1.29%        0.55%        1.21%         1.30%

Local Fund Shares
Year Ended October 31, 1999        $11.95      24.85%   30,674      0.35%        1.05%        0.52%        0.88%        55.07%
Year Ended October 31, 2000        $12.48       5.43%   10,555      0.35%        0.84%        0.38%        0.81%         9.72%
Year Ended October 31, 2001        $ 9.17    (24.91%)       96      0.35%        0.94%        0.37%        0.92%         1.85%
Year Ended October 31, 2002        $ 7.66    (15.47%)       81      0.31%        1.25%        0.39%        1.17%         3.06%
Year Ended October 31, 2003        $ 9.09      20.26%       97      0.30%        1.47%        0.37%        1.40%         1.30%
---------------------------------  ------  ----------  -------  ---------  -----------  -----------  -----------  ------------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e)  Not annualized.
(f)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


NATIONWIDE MID CAP MARKET INDEX FUND

                                                       Investment Activities                      Distributions
                                   ---------  --------------------------------------  --------------------------------------
                                                               Net
                                                             Realized
                                                               and
                                      Net                   Unrealized
                                     Asset        Net         Gains         Total
                                    Value,    Investment     (Losses)       from          Net         Net
                                   Beginning    Income          on       Investment   Investment   Realized       Total
                                   of Period    (Loss)     Investments   Activities     Income       Gains    Distributions
---------------------------------  ---------  -----------  ------------  -----------  -----------  ---------  --------------
Class A Shares
Period Ended October 31, 2000 (d)  $   10.00        0.09          1.76         1.85        (0.08)         -           (0.08)
Year Ended October 31, 2001        $   11.77        0.07         (1.50)       (1.43)       (0.08)     (0.47)          (0.55)
Year Ended October 31, 2002        $    9.79        0.04         (0.59)       (0.55)       (0.05)         -           (0.05)
Year Ended October 31, 2003        $    9.19        0.04          2.68         2.72        (0.04)         -           (0.04)

Class B Shares
Period Ended October 31, 2001 (e)  $   11.62           -         (1.83)       (1.83)           -      (0.05)          (0.05)
Year Ended October 31, 2002        $    9.74       (0.01)        (0.58)       (0.59)       (0.02)         -           (0.02)
Year Ended October 31, 2003        $    9.13       (0.02)         2.66         2.64            -          -               -

Class C Shares
Period Ended October 31, 2003 (f)  $   11.43           -          0.33         0.33            -          -               -

Institutional Class Shares
Period Ended October 31, 2000 (d)  $   10.00        0.14          1.76         1.90        (0.10)         -           (0.10)
Year Ended October 31, 2001        $   11.80        0.10         (1.49)       (1.39)       (0.10)     (0.47)          (0.57)
Year Ended October 31, 2002        $    9.84        0.08         (0.58)       (0.50)       (0.09)         -           (0.09)
Year Ended October 31, 2003        $    9.25        0.08          2.70         2.78        (0.08)         -           (0.08)
---------------------------------  ---------  -----------  ------------  -----------  -----------  ---------  --------------


                                                                                  Ratio/Supplemental Data
                                   --------------------  -------------------------------------------------------------------------
                                                                                                            Ratio
                                                                                                             of
                                                                                                             Net
                                                                                               Ratio     Investment
                                                                                  Ratio         of         Income
                                                                                 of Net      Expenses      (Loss)
                                                                      Ratio    Investment    (Prior to    (Prior to
                                                            Net        of        Income     Reimburse-   Reimburse-
                                    Net                   Assets    Expenses     (Loss)       ments)       ments)
                                   Asset                  at End       to          to           to           to
                                   Value,                   of       Average     Average      Average      Average
                                   End of     Total       Period       Net         Net          Net          Net       Portfolio
                                   Period   Return (a)    (000s)     Assets      Assets     Assets (b)   Assets (b)   Turnover (c)
---------------------------------  ------  ------------  ---------  ---------  -----------  -----------  -----------  ------------
Class A Shares
Period Ended October 31, 2000 (d)  $11.77    18.51% (g)  $   3,049  0.81% (h)    0.95% (h)    3.12% (h)  (1.36%) (h)        35.19%
Year Ended October 31, 2001        $ 9.79      (12.57%)  $   9,028      0.81%        0.56%        1.27%        0.10%       119.76%
Year Ended October 31, 2002        $ 9.19       (5.67%)  $  19,002      0.73%        0.42%        0.83%        0.32%        15.82%
Year Ended October 31, 2003        $11.87        29.72%  $  38,693      0.71%        0.48%        0.82%        0.37%         8.26%

Class B Shares
Period Ended October 31, 2001 (e)  $ 9.74  (16.05%) (g)  $       6  1.41% (h)  (0.38%) (h)    3.66% (h)  (2.63%) (h)       119.76%
Year Ended October 31, 2002        $ 9.13       (6.13%)  $      86      1.32%       (0.16%)       1.44%      (0.28%)        15.82%
Year Ended October 31, 2003        $11.77        28.96%  $     295      1.31%       (0.13%)       1.42%      (0.25%)         8.26%

Class C Shares
Period Ended October 31, 2003 (f)  $11.76     2.89% (g)  $      21  1.31% (h)    0.16% (h)    1.71% (h)  (0.24%) (h)         8.26%

Institutional Class Shares
Period Ended October 31, 2000 (d)  $ 11.8    19.03% (g)  $   7,957  0.31% (h)    1.49% (h)    2.76% (h)  (0.96%) (h)        35.19%
Year Ended October 31, 2001        $ 9.84      (12.17%)  $  26,719      0.31%        1.08%        1.00%        0.39%       119.76%
Year Ended October 31, 2002        $ 9.25       (5.19%)  $  84,128      0.31%        0.84%        0.44%        0.71%        15.82%
Year Ended October 31, 2003        $11.95        30.21%  $ 247,960      0.31%        0.87%        0.42%        0.76%         8.26%
---------------------------------  ------  ------------  ---------  ---------  -----------  -----------  -----------  ------------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  For the period from May 25, 2001 (commencement of operations) through October 31, 2001.
(f)  For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


NATIONWIDE SMALL CAP INDEX FUND

                                                       Investment Activities                 Distributions
                                   ---------  --------------------------------------  ---------------------------  ------
                                                               Net
                                                             Realized
                                                               and
                                      Net                   Unrealized                                              Net
                                     Asset        Net         Gains         Total                                  Asset
                                    Value,    Investment     (Losses)       from          Net                      Value,
                                   Beginning    Income          on       Investment   Investment       Total       End of
                                   of Period    (Loss)     Investments   Activities     Income     Distributions   Period
---------------------------------  ---------  -----------  ------------  -----------  -----------  --------------  ------
Class A Shares
Period Ended October 31, 2000 (d)  $   10.00         0.07        (0.34)       (0.27)       (0.06)          (0.06)  $ 9.67
Year Ended October 31, 2001        $    9.67         0.07        (1.32)       (1.25)       (0.08)          (0.08)  $ 8.34
Year Ended October 31, 2002        $    8.34         0.05        (1.07)       (1.02)       (0.05)          (0.05)  $ 7.27
Year Ended October 31, 2003        $    7.27         0.05         2.98         3.03        (0.05)          (0.05)  $10.25

Class B Shares
Period Ended October 31, 2002 (e)  $    8.84         0.03        (1.59)       (1.56)       (0.03)          (0.03)  $ 7.25
Year Ended October 31, 2003        $    7.25            -         2.97         2.97        (0.01)          (0.01)  $10.21

Class C Shares
Period Ended October 31, 2003 (f)  $    9.91            -         0.29         0.29            -               -   $10.20

Institutional Class Shares
Period Ended October 31, 2000 (d)  $   10.00         0.09        (0.32)       (0.23)       (0.07)          (0.07)  $ 9.70
Year Ended October 31, 2001        $    9.70         0.11        (1.32)       (1.21)       (0.11)          (0.11)  $ 8.38
Year Ended October 31, 2002        $    8.38         0.08        (1.06)       (0.98)       (0.08)          (0.08)  $ 7.32
Year Ended October 31, 2003        $    7.32         0.08         3.00         3.08        (0.08)          (0.08)  $10.32
---------------------------------  ---------  -----------  ------------  -----------  -----------  --------------  ------


                                                                                                   Ratio
                                                                                                    of
                                                                                                    Net
                                                                                     Ratio      Investment
                                                                        Ratio         of          Income
                                                                       of Net      Expenses       (Loss)
                                                            Ratio    Investment    (Prior to     (Prior to
                                                   Net       of        Income     Reimburse-    Reimburse-
                                                 Assets   Expenses     (Loss)       ments)        ments)
                                                 at End      to          to           to            to
                                                   of      Average     Average      Average       Average
                                      Total      Period      Net         Net          Net           Net        Portfolio
                                    Return (a)   (000s)    Assets      Assets     Assets (b)    Assets (b)    Turnover (c)
---------------------------------  ------------  -------  ---------  -----------  -----------  -------------  ------------
Class A Shares
Period Ended October 31, 2000 (d)   (2.71%) (g)  $    32  0.79% (h)    1.00% (h)  329.04% (h)  (327.25%) (h)        48.27%
Year Ended October 31, 2001            (12.95%)  $ 4,098      0.79%        0.75%        1.64%         (0.1%)        50.19%
Year Ended October 31, 2002            (12.29%)  $11,079      0.71%        0.71%        0.97%          0.45%        34.77%
Year Ended October 31, 2003              41.89%  $42,343      0.69%        0.61%        0.83%          0.47%        25.63%

Class B Shares
Period Ended October 31, 2002 (e)  (17.68%) (g)  $    89  1.29% (h)    0.15% (h)    1.55% (h)    (0.11%) (h)        34.77%
Year Ended October 31, 2003              40.98%  $   249      1.29%        0.04%        1.44%        (0.11%)        25.63%

Class C Shares
Period Ended October 31, 2003 (f)     2.93% (g)  $    21  1.29% (h)    0.07% (h)    1.38% (h)    (0.02%) (h)        25.63%

Institutional Class Shares
Period Ended October 31, 2000 (d)   (2.30%) (g)  $ 2,301  0.29% (h)    1.69% (h)   19.76% (h)   (17.78%) (h)        48.27%
Year Ended October 31, 2001            (12.54%)  $11,366      0.29%        1.30%        1.94%        (0.35%)        50.19%
Year Ended October 31, 2002             (11.8%)  $33,247      0.29%        1.14%        0.58%          0.85%        34.77%
Year Ended October 31, 2003              42.49%  $99,904      0.29%        1.04%        0.44%          0.89%        25.63%
---------------------------------  ------------  -------  ---------  -----------  -----------  -------------  ------------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  For the period from November 29, 2001 (commencement of operations) through October 31, 2002.
(f)  For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)  Not annualized.
(h)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


NATIONWIDE INTERNATIONAL INDEX FUND

                                                      Investment Activities                  Distributions
                                   ---------  --------------------------------------  ---------------------------  ------
                                                               Net
                                                             Realized
                                                               and
                                      Net                   Unrealized                                              Net
                                     Asset        Net         Gains         Total                                  Asset
                                    Value,    Investment     (Losses)       from          Net                      Value,
                                   Beginning    Income          on       Investment   Investment       Total       End of
                                   of Period    (Loss)     Investments   Activities     Income     Distributions   Period
---------------------------------  ---------  -----------  ------------  -----------  -----------  --------------  ------
Class A Shares
Period Ended October 31, 2000 (d)  $   10.00         0.06        (1.36)       (1.30)       (0.05)          (0.05)  $ 8.65
Year Ended October 31, 2001        $    8.65         0.08        (2.28)       (2.20)       (0.08)          (0.08)  $ 6.37
Year Ended October 31, 2002        $    6.37         0.08        (1.06)       (0.98)       (0.08)          (0.08)  $ 5.31
Year Ended October 31, 2003        $    5.31         0.09         1.25         1.34        (0.10)          (0.10)  $ 6.55

Class B Shares
Period Ended October 31, 2000 (d)  $   10.00         0.02        (1.38)       (1.36)       (0.02)          (0.02)  $ 8.62
Year Ended October 31, 2001        $    8.62         0.04        (2.30)       (2.26)       (0.04)          (0.04)  $ 6.32
Year Ended October 31, 2002        $    6.32         0.03        (1.04)       (1.01)       (0.05)          (0.05)  $ 5.26
Year Ended October 31, 2003        $    5.26         0.06         1.24         1.30        (0.08)          (0.08)  $ 6.48

Institutional Class Shares
Period Ended October 31, 2000 (d)  $   10.00         0.09        (1.35)       (1.26)       (0.08)          (0.08)  $ 8.66
Year Ended October 31, 2001        $    8.66         0.10        (2.29)       (2.19)       (0.10)          (0.10)  $ 6.37
Year Ended October 31, 2002        $    6.37         0.09        (1.04)       (0.95)       (0.10)          (0.10)  $ 5.32
Year Ended October 31, 2003        $    5.32         0.11         1.25         1.36        (0.12)          (0.12)  $ 6.56
---------------------------------  ---------  -----------  ------------  -----------  -----------  --------------  ------


                                                                          Ratio/Supplemental Data
                                   ------------  --------------------------------------------------------------------------
                                                                                                    Ratio
                                                                                                      of
                                                                                                     Net
                                                                                       Ratio      Investment
                                                                          Ratio         of          Income
                                                                         of Net      Expenses       (Loss)
                                                              Ratio    Investment    (Prior to    (Prior to
                                                    Net        of        Income     Reimburse-    Reimburse-
                                                  Assets    Expenses     (Loss)       ments)        ments)
                                                  at End       to          to           to            to
                                                    of       Average     Average      Average      Average
                                      Total       Period       Net         Net          Net          Net        Portfolio
                                    Return (a)    (000s)     Assets      Assets     Assets (b)    Assets (b)   Turnover (c)
---------------------------------  ------------  ---------  ---------  -----------  -----------  ------------  ------------
Class A Shares
Period Ended October 31, 2000 (d)  (13.03%) (e)  $     230  0.86% (f)    1.01% (f)   49.77% (f)  (47.90%) (f)         5.66%
Year Ended October 31, 2001            (25.44%)  $  10,877      0.86%        1.17%        3.97%       (1.94%)        30.18%
Year Ended October 31, 2002            (15.65%)  $  12,549      0.79%        1.15%        0.96%         0.98%        32.45%
Year Ended October 31, 2003              25.51%  $  16,404      0.75%        1.71%        0.88%         1.58%         7.71%

Class B Shares
Period Ended October 31, 2000 (d)  (13.62%) (e)  $      53  1.46% (f)    0.39% (f)   63.29% (f)  (61.44%) (f)         5.66%
Year Ended October 31, 2001            (26.17%)  $      59      1.46%        0.42%        7.41%       (5.53%)        30.18%
Year Ended October 31, 2002            (16.12%)  $      80      1.39%        0.64%        1.72%         0.31%        32.45%
Year Ended October 31, 2003              24.88%  $     105      1.36%        1.03%        1.48%         0.90%         7.71%

Institutional Class Shares
Period Ended October 31, 2000 (d)  (12.65%) (e)  $   2,858  0.36% (f)    1.16% (f)    8.18% (f)   (6.66%) (f)         5.66%
Year Ended October 31, 2001            (25.28%)  $  32,422      0.36%        1.42%        2.60%       (0.82%)        30.18%
Year Ended October 31, 2002             (15.2%)  $ 119,502      0.36%        1.66%        0.56%         1.46%        32.45%
Year Ended October 31, 2003              25.90%  $ 359,705      0.36%        1.99%        0.48%         1.87%         7.71%
---------------------------------  ------------  ---------  ---------  -----------  -----------  ------------  ------------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  Not annualized.
(f)  Annualized.

FINANCIAL HIGHLIGHTS

================================================================================


NATIONWIDE BOND INDEX FUND

                                                      Investment Activities                      Distributions
                                   ---------  -------------------------------------  --------------------------------------
                                                               Net
                                                             Realized
                                                               and
                                      Net                   Unrealized
                                     Asset        Net         Gains        Total
                                    Value,    Investment     (Losses)       from         Net         Net
                                   Beginning    Income          on       Investment  Investment   Realized       Total
                                   of Period    (Loss)     Investments   Activities    Income       Gains    Distributions
---------------------------------  ---------  -----------  ------------  ----------  -----------  ---------  --------------
Class A Shares
Period Ended October 31, 2000 (d)  $   10.00         0.50          0.08        0.58       (0.50)         -           (0.50)
Year Ended October 31, 2001        $   10.08         0.57          0.93        1.50       (0.57)     (0.08)          (0.65)
Year Ended October 31, 2002        $   10.93         0.47          0.05        0.52       (0.48)     (0.01)          (0.49)
Year Ended October 31, 2003        $   10.96         0.34          0.09        0.43       (0.40)     (0.01)          (0.41)

Class B Shares
Period Ended October 31, 2001 (e)  $   10.75         0.02          0.18        0.20       (0.02)         -           (0.02)
Year Ended October 31, 2002        $   10.93         0.41          0.05        0.46       (0.42)     (0.01)          (0.43)
Year Ended October 31, 2003        $   10.96         0.29          0.07        0.36       (0.33)     (0.01)          (0.34)

Institutional Class Shares
Period Ended October 31, 2000 (d)  $   10.00         0.54          0.09        0.63       (0.54)         -           (0.54)
Year Ended October 31, 2001        $   10.09         0.63          0.91        1.54       (0.63)     (0.08)          (0.71)
Year Ended October 31, 2002        $   10.92         0.52          0.05        0.57       (0.53)     (0.01)          (0.54)
Year Ended October 31, 2003        $   10.95         0.39          0.09        0.48       (0.44)     (0.01)          (0.45)
---------------------------------  ---------  -----------  ------------  ----------  -----------  ---------  --------------


                                                                              Ratios/Supplemental Data
                                   ------------------  -------------------------------------------------------------------------
                                                                                                          Ratio
                                                                                                           of
                                                                                                           Net
                                                                                             Ratio     Investment
                                                                                Ratio         of         Income
                                                                               of Net      Expenses      (Loss)
                                                                    Ratio    Investment    (Prior to    (Prior to
                                                          Net        of        Income     Reimburse-   Reimburse-
                                    Net                 Assets    Expenses     (Loss)       ments)       ments)
                                   Asset                at End       to          to           to           to
                                   Value,                 of       Average     Average      Average      Average
                                   End of    Total      Period       Net         Net          Net          Net       Portfolio
                                   Period  Return (a)   (000s)     Assets      Assets     Assets (b)   Assets (b)   Turnover (c)
---------------------------------  ------  ----------  ---------  ---------  -----------  -----------  -----------  ------------
Class A Shares
Period Ended October 31, 2000 (d)  $10.08   5.92% (f)  $   8,352  0.81% (g)    6.06% (g)    3.48% (g)    3.39% (g)        35.74%
Year Ended October 31, 2001        $10.93      15.28%  $   9,693      0.81%        5.04%        1.12%        4.73%       150.27%
Year Ended October 31, 2002        $10.96       5.01%  $  38,447      0.72%        4.29%        0.84%        4.17%       124.75%
Year Ended October 31, 2003        $10.98       3.96%  $  42,292      0.71%        3.07%        0.82%        2.96%       139.66%

Class B Shares
Period Ended October 31, 2001 (e)  $10.93   1.85% (f)  $      10  1.41% (g)    3.05% (g)    1.63% (g)    2.83% (g)       150.27%
Year Ended October 31, 2002        $10.96       4.38%  $      28      1.33%        3.69%        1.44%        3.58%       124.75%
Year Ended October 31, 2003        $10.98       3.34%  $     256      1.31%        2.10%        1.41%        2.00%       139.66%

Institutional Class Shares
Period Ended October 31, 2000 (d)  $10.09   6.47% (f)  $   3,763  0.31% (g)    6.49% (g)   10.87% (g)  (4.07%) (g)        35.74%
Year Ended October 31, 2001        $10.92      15.71%  $  45,750      0.31%        5.51%        1.10%        4.72%       150.27%
Year Ended October 31, 2002        $10.95       5.46%  $ 185,141      0.31%        4.67%        0.45%        4.53%       124.75%
Year Ended October 31, 2003        $10.98       4.47%  $ 481,326      0.31%        3.34%        0.42%        3.23%       139.66%
---------------------------------  ------  ----------  ---------  ---------  -----------  -----------  -----------  ------------

(a)  Excludes sales charge.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  For the period from October 12, 2001 (commencement of operations) through October 31, 2001.
(f)  Not annualized.
(g)  Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495
                                                                   GG-_____ 3/04

--------------------------------------------------------------------------------
CORE FIXED INCOME Series

GARTMORE MORLEY CAPITAL ACCUMULATION FUND



GARTMORE FUNDS                                             WWW.GARTMOREFUNDS.COM


PROSPECTUS

March 1, 2004



                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


LookBeyond(SM)


Gartmore

TABLE OF CONTENTS

================================================================================


FUND SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . __
Principal Investments and Techniques
Temporary Investments

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .__
Investment Adviser
Portfolio Managers

BUYING AND SELLING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . .__
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . __
Distributions of Income and Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .__

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .BACK COVER

FUND SUMMARY

================================================================================


This prospectus provides information about the Gartmore Morley Capital Accumulation Fund (the "Fund") offered by Gartmore Mutual Funds (the "Trust"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page __. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has four different share classes-Class A, Service Class, Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares-Choosing a Share Class" beginning on page __.

FUND SUMMARY

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share.

DURATION a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

INVESTMENT-GRADE DEBT SECURITIES include corporate bonds and other debt securities that have been rated within the four highest rating categories by a nationally recognized rating organization (rating agency) such as Standard & Poor's Corporation or Moody's Investor Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.

To achieve its objective, under normal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as investment-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more financial institutions ("wrap providers") for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund cannot guarantee that the combination of securities and wrap contracts will provide a stable net asset value or current income. The Fund is managed so that the duration of its securities will be between 2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

When selecting securities for the Fund, the Fund's portfolio managers consider expected changes in interest rates and in the price relationships among various types of securities. They attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objective of the Fund.

The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a stable net asset value per share, although there can be no guarantee that the Fund will meet its objective.

The Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of the securities held by the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets, if there is fluctuation in assets not covered by the wrap contract or if the value of the Fund's wrap contracts otherwise becomes impaired.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. Although the wrap providers do not assume the credit risk associated with the issuer of a debt security held by the Fund, the Fund seeks to limit this risk somewhat by investing a large portion of the Fund's assets in high-grade debt securities.

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes and more volatile in price. Extension risk is the risk that anticipated payments on principal may not occur when expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund. Under normal conditions, the Fund's use of wrap contracts is expected to offset

FUND SUMMARY

================================================================================


the effects of extension risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate this risk. In addition, prepayments may affect the current yield of the Fund.

RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. In addition, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to fluctuation.

The Fund may not be able to maintain a stable net asset value if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrap contracts as the difference between the market value of the Fund's covered assets and their book value. The Securities and Exchange Commission ("SEC") has inquired into the valuation methodology utilized for the wrap agreements by the Fund and other stable value funds in the industry. As of the date of the prospectus, the SEC has rendered no definitive conclusions regarding the valuation of the wrap contracts. Therefore, these contracts continue to be valued under the procedures approved by the Board of Trustees. If, however, the SEC determines that the valuation methodology currently utilized is no longer an acceptable practice, the fair value of the wrap contracts would be different and there may be an increase or decrease in the Fund's net asset value.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page __.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS-SERVICE CLASS SHARES*
(YEARS ENDED DECEMBER 31)

Best Quarter:   1.46%    4th qtr. of 2000
Worst Quarter:  0.63%    4th qtr. of 2003

---------------
* These annual returns do not reflect the effect of taxes.

                                                                     Since
Average annual returns(1) - as of December 31, 2003   1 year  Inception(2)
--------------------------------------------------------------------------
Class A shares - Before Taxes(3)                      -0.21%         3.95%
--------------------------------------------------------------------------
Service Class shares - Before Taxes                    2.90%         4.61%
--------------------------------------------------------------------------
IRA Class shares - Before Taxes                        2.84%         4.59%
--------------------------------------------------------------------------
Institutional Class shares - Before Taxes              3.27%         5.02%
--------------------------------------------------------------------------
Lipper Money Market Fund Index(4)                      0.62%         3.24%

---------------
1 These returns reflect performance after expenses are deducted. Please call 1-800-898-0920 for the Fund's current 30-day yield.

2    The Fund commenced operations on February 1, 1999.

3 These returns until the creation of Class A shares (7/16/03) include the performance of the Fund's IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as the IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns, these returns have been restated for the applicable sales charges.

4 The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.

FUND SUMMARY

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund depending on the class you select.

                                       Class    Service   Institutional     IRA
Shareholder Fees(1)                      A       Class        Class        Class
(paid directly from your investment)   shares    shares       shares      shares
---------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)                       3.00%(2)      None           None     None
---------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
on redemptions
(as a percentage of
original purchase
price or sale proceeds,
as applicable)                         None(3)      None            None    None
---------------------------------------------------------------------------------
Redemption Fee
(as a percentage
of the amount
redeemed)(4)                             2.00%     2.00%           2.00%    2.00%

                                       Class    Service   Institutional     IRA
Annual Fund Operating Expenses           A       Class        Class        Class
(deducted from fund assets)            shares    shares       shares      shares
---------------------------------------------------------------------------------
Management Fees(5)                       0.25%     0.25%           0.25%    0.25%

Distribution and/or
Service (12b-1) Fees                     0.25%     0.25%            None    0.25%

Other Expenses                           0.45%     0.45%           0.35%    0.51%
=================================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES(6)                    0.95%     0.95%           0.60%    1.01%

---------------
1 If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying and Selling Funds Shares" below.

3 A contingent deferred sales charge ("CDSC") of up to 0.35% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying and Selling Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A shares" below, and "Buying and Selling Fund Shares- Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page __.

4 You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger ("Trigger") is active the day your redemption order is received by the Fund. See "Selling Shares-Redemption Fees" beginning on page __ to determine when the Trigger is considered to be active.

5 Gartmore Morley Capital Management ("GMCM") is currently waiving 0.10% of its management fee. It may discontinue doing so to the extent possible under by the Fund's expense limitation agreement as described below.

6 GMCM and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, expenses related to wrap contracts, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.55% for all classes of shares at least through February 28, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.10% for Class A, Service Class and or IRA Class shares of the Fund before GMCM would be required to limit the Fund's expenses.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. No redemption fee is included because it is anticipated that the Trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years   5 years   10 years
-------------------------------------------------------------------
Class A shares*             $    394  $    594  $     810  $  1,431
-------------------------------------------------------------------
Service Class shares        $     97  $    303  $     525  $  1,166
-------------------------------------------------------------------
Institutional Class shares  $     61  $    192  $     335  $    750
-------------------------------------------------------------------
IRA Class shares            $    103  $    322  $     558  $  1,236

---------------
* Assumes a CDSC will not apply.

MORE ABOUT THE FUND

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following investments and techniques in an effort to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover.

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies. These agencies and securities include:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government.
-    The Federal Home Loan Banks.
-    The Federal National Mortgage Association ("FNMA").
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC").
-    The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these securities. With respect to credit risk, securities issued by some government agencies, authorities or instrumentalities, are neither issued nor guaranteed by the U.S. government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk

INVESTMENT-GRADE BONDS. Investment-grade bonds include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS. Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by GMCM to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk and to credit risk if they are issued by private issuers. CMOs and other mortgage- backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income and the Fund may lose principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks like mortgage-backed securities.

FLOATING- AND VARIABLE-RATE SECURITIES. Floating- and variable rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon the underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their stated maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.

WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and are intended to reduce or eliminate the volatility of the Fund's net asset value caused by changes in interest rates. A wrap contract is an agree-

MORE ABOUT THE FUND

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ment between the Fund and a financial institution, typically a bank or insurance company (a wrap provider), to maintain certain Fund assets at their amortized cost plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.

The Fund's return is based on the "crediting rate," which is the rate of return on the portion of the Fund covered by wrap contracts. Although the crediting rate will generally reflect movements in prevailing interest rates, it may be more or less than the prevailing interest rate or the actual income earned on the Fund's covered assets. Therefore, a shareholder may realize more or less than the actual investment return on the assets covered by the wrap contracts.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if GMCM believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

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INVESTMENT ADVISER

Gartmore Morley Capital Management, Inc. (formerly, Morley Capital Management, Inc.) ("GMCM"), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services to taxqualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, is a wholly owned subsidiary of Gartmore Global Investments, Inc. As of January 31, 2004, GMCM and its U.S. affiliates had approximately $38.2 billion in assets under management, of which $11.9 billion was managed by GMCM.

The Fund pays GMCM an annual management fee which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal period ended October 31, 2003, expressed as a percentage of the Fund's average daily net assets, was 0.25%.

PORTFOLIO MANAGERS

A team of portfolio managers from GMCM is responsible for the day-to-day management of the Fund.

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CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes. Class A shares of the Fund are available to all Investors, Service Class, Institutional Class and IRA Class shares are available to a limited group of investors as described below.

The following sales charges will generally apply:

Front-end sales charges when you purchase:

- Class A Shares

No Sales Charges on Institutional Class, Service Class or IRA class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Service Class, Institutional Class and IRA Class shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Service Class, Institutional Class and IRA Class shares may also pay administrative services fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of Class A shares.

Service Class shares can also be purchased by life insurance company separate accounts to fund the benefits of variable insurance contracts.

In addition, Institutional Class shares are only available for purchase if the institutional investor or any third party associated with such investor does not receive or require any compensation in the form of administrative service or Rule 12b-1 fees.

WHO CAN BUY SERVICE CLASS OR INSTITUTIONAL CLASS SHARES

In order to purchase Service Class or Institutional Class shares, a shareholder must be one of the following:

- employee benefit plans qualified under Section 401(a) of the Internal Revenue Code (the "Code").
-    governmental plans as defined in Section 414(d) of the Code
-    eligible deferred compensation plans as defined in Section 457 of the Code.
-    employee benefit plans qualifying under Section 403(b) of the Code.
- bank maintained collective investment funds that exclusively hold assets of U.S. employee benefit plans qualified under Section 401(a) of the Code and are tax exempt under Section 501(a) of the Code.
-    other plans eligible to invest in bank-maintained collective funds.

Qualified (or other retirement) plan-or contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class or Institutional Class shares should contract their designated financial intermediary directly for details concerning transactions.

To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a "Competing Fund"). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.

WHO  CAN  BUY  CLASS  A  SHARES

Class A shares are offered by broker-dealers or other financial intermediaries which have agreements with the Distributor to sell the Class A shares, subject to a front-end sales charge, to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, Coverdale IRA, and a KEOGH plan.

WHO  CAN  BUY  IRA  CLASS  SHARES

IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, Coverdale IRA, and a KEOGH plan and are eligible to purchase shares without a sales charge. Such persons include:

-    Any person purchasing directly from the Distributor.
- Any person purchasing through an account with an unaffiliated brokerage firm, trust company or other similar entity that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Existing IRA Class shareholders as of June 11, 2003 can continue to purchase IRA Class shares, regardless of whether they are otherwise eligible to do so. Existing IRA Class shareholders must purchase shares through the same account an in the same capacity.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" ("NAV") next determined after the order is received (plus any sales charges for Class A shares). No sales charge is imposed on the purchase of Service Class, IRA Class or Institutional Class Shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time) on each day the Exchange is open for trading.

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The Fund does not calculate NAV on the following days:

- New Year's Day
- Martin Luther King, Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange is not open.

MINIMUM INVESTMENTS-SERVICE CLASS

To open an account                                                       $25,000
--------------------------------------------------------------------------------
Additional investments                                                      None
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS

To open an account                                                       $25,000
--------------------------------------------------------------------------------
Additional investments                                                      None
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS-IRA CLASS & CLASS A

To open an account (including an Automatic Asset Accumulation Plan)       $1,000
--------------------------------------------------------------------------------
Additional investments                                                      $100
--------------------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan Transaction                     $50
--------------------------------------------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848- 0920 for more information.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may also be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

                                             Dealer
                          Sales Charge     Commission
                            as % of          as % of
                      -------------------------------
                      Offering    Amount     Offering
Amount of Purchase      Price    Invested     Price
--------------------  ---------  ---------  ---------
Less than $50,000. .     3.00%      3.09%      2.25%
50,000 to $99,999 .      2.75%      2.83%      2.00%
100,000 to $249,999      2.25%      2.30%      1.75%
250,000 to $499,999      1.75%      1.78%      1.50%
500,000 to $999,999      1.50%      1.52%      1.25%
1 million or more .      None       None       None

* Dealer may be eligible for a finder's fee as disclosed below.

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds and Gartmore Focus
Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.35% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no

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initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables show
     ---------------------------------------------
     how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the same
     -----------------------
     address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     --------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     --------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13- month
     --------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER  OF  CLASS  A  SALES  CHARGES

The  Class  A  sales  charges  will  be  waived  for  the  following purchasers:

- Any person who pays for the shares with the proceeds of one of the following:

     -    Sales of non-Gartmore Fund shares.
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

     To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Fund may require evidence that you qualify for this waiver)

Additional investors eligible for sales charge waivers may be found in the SAI.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT OR AN AUTHORIZED INTERMEDIARY TO RECEIVE THAT DAY'S NAV.

Eligible entities wishing to purchase Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

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If you wish to purchase Class A or IRA Class shares, you may purchase the shares using one of the methods below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218- 2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed how to select a password and perform transactions. You can download a Fund prospectus or receive information on all the funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Fund and the Gartmore Focus Fund) as well as your own personal accounts. You may also perform transactions, such as purchase, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this prospectus.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. Although the Fund attempts to maintain a stable net asset value, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale. Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application).

Generally, we will pay you for shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

If you make a request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the net asset value of the Fund, or under extraordinary circumstances, the Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. For more information about the Fund's ability to make such a redemption-in- kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday clos-

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ings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A AND IRA CLASS SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A SHARES

With respect to the CDSC for Class A shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of         $1 million      $4 million     $25 million
Purchase        to $3,999,999   to $24,999,999     or more
------------------------------------------------------------
Amount of CDSC       0.35%            0.25%         0.15%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A shares purchased through reinvested dividends and distributions. For more information, see the SAI.

REDEMPTION FEES

There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the "Index") (as measured two business days before your request is received by the Fund) exceeds the annualized gross yield of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by the Fund) exceeds the yield of the Index plus 0.25%.

Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to all classes of shares, your redemption is due to:

- a plan participant's death, disability, retirement, employment termination, loans, hardships or other withdrawals permitted by the terms of your employee benefit plan; or
- an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call Customer Service at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A and IRA Class shares in any of the ways described below. Signature guarantees may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A and IRA Class Shares" on page __. Eligible entities wishing to sell Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY BANK WIRE. Funds can be wired directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the

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next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE ("ACH"). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally as of 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A AND IRA CLASS SHARES

If the value of your Class A shares falls below $2,000 ($1,000 for IRA class shares), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA class shares). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Class A, Service Class and IRA Class shares of the Fund to compensate the Distributor for expenses associated with distributing and selling its shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the IRA Class and Service Class shares of the fund pay the Distributor compensation accrued daily and paid monthly. Each of the class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares of another Fund.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes- Selling and Exchanging Fund Shares" on page __.

If your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within the Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

BUYING AND SELLING FUND SHARES

================================================================================


If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C, Class D and Institutional Service Class shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:
- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

In addition, the following Gartmore Funds (including certain of the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                                                Exchange Fee
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Focus Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Financial Services Fund . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Health Sciences Fund . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Global Utilities Fund . . . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore International Growth Fund . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Long-Short Equity Plus Fund . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . . . . . . . . . . . . . . 2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . . . .2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . . . . . . . . . . . . . . 1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . . . . . . 1.50%
Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . . . .1.50%
Gartmore Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . . .1.50%
Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . . . .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. Although the Funds have a goal of assessing this exchange fee on applicable exchanges, the exchange fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as exchanges of shares held in certain omnibus accounts or retirement plans. The fee does not apply to shares purchased through reinvested dividends or capital gains. In addition, we will waive the exchange fee if shares are exchanged following the death or disability of a shareholder and for mandatory withdrawals from traditional IRA accounts after age 7012 and other required distributions from retirement accounts.

BUYING AND SELLING FUND SHARES

================================================================================


ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTRIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each month, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTRIONS AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore
Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non- U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods ended October 31, 2002 and 2003 have been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, is included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE MORLEY CAPITAL ACCUMULATION FUND

                                                  Investment Activities                  Distributions

                                                             Net
                                                          Realized
                                                             and
                                      Net        Net     Unrealized                                                         Net
                                     Asset     Invest-      Gains       Total       Net                         Reverse    Asset
                                     Value,      ment     (Losses)       from     Invest-     Net      Total     Stock    Value,
                                   Beginning    Income   on Invest-   Investment    ment    Realized  Distri-    Split    End of
                                   of Period    (Loss)      ments     Activities   Income    Gains    butions     (a)     Period
=================================================================================================================================
Class A Shares
Period Ended October 31, 2003 (d)  $    10.00      0.08            -        0.08    (0.08)         -    (0.08)         -  $ 10.00

Institutional Class Shares
Period Ended October 31, 1999 (e)  $    10.00      0.38            -        0.38    (0.38)         -    (0.38)         -  $ 10.00
Year Ended October 31, 2000        $    10.00      0.57         0.01        0.58    (0.58)         -    (0.58)         -  $ 10.00
Year Ended October 31, 2001        $    10.00      0.59            -        0.59    (0.59)         -    (0.59)         -  $ 10.00
Year Ended October 31, 2002        $    10.00      0.47            -        0.47    (0.47)     (0.04)   (0.51)      0.04  $ 10.00
Year Ended October 31, 2003        $    10.00      0.34            -        0.34    (0.34)              (0.34)         -  $ 10.00

IRA Class Shares
Period Ended October 31, 1999 (e)  $    10.00      0.35            -        0.35    (0.35)         -    (0.35)         -  $ 10.00
Year Ended October 31, 2000        $    10.00      0.53         0.01        0.54    (0.54)         -    (0.54)         -  $ 10.00
Year Ended October 31, 2001        $    10.00      0.55            -        0.55    (0.55)         -    (0.55)         -  $ 10.00
Year Ended October 31, 2002        $    10.00      0.43            -        0.43    (0.43)     (0.04)   (0.47)      0.04  $ 10.00
Year Ended October 31, 2003        $    10.00      0.29         0.01        0.30    (0.30)              (0.30)         -  $ 10.00

Service Class Shares
Period Ended October 31, 1999 (e)  $    10.00      0.35            -        0.35    (0.35)         -    (0.35)         -  $ 10.00
Year Ended October 31, 2000        $    10.00      0.53         0.01        0.54    (0.54)         -    (0.54)         -  $ 10.00
Year Ended October 31, 2001        $    10.00      0.55            -        0.55    (0.55)         -    (0.55)         -  $ 10.00
Year Ended October 31, 2002        $    10.00      0.44            -        0.44    (0.44)     (0.04)   (0.48)      0.04  $ 10.00
Year Ended October 31, 2003        $    10.00      0.30            -        0.30    (0.30)         -    (0.30)         -  $ 10.00

                                                                 Ratios / Supplemental Data

                                                                       Ratio
                                                                      of Net                      Ratio of Net
                                                                    Investment      Ratio of       Investment
                                                 Net     Ratio of     Income        Expenses         Income
                                               Assets    Expenses     (Loss)       (Prior to         (Loss)
                                               at End       to          to          Reimbur-        (Prior to
                                                 of       Average     Average       sements)     Reimbursements)  Portfolio
                                     Total     Period       Net         Net        to Average      to Average      Turnover
                                    Return     (000s)     Assets      Assets     Net Assets (b)  Net Assets (b)      (c)
============================================================================================================================
Class A Shares
Period Ended October 31, 2003 (d)  0.76% (f)  $      42  0.95% (g)    2.68% (g)       1.05% (g)        2.58% (g)      16.61%

Institutional Class Shares
Period Ended October 31, 1999 (e)  3.91% (f)  $   5,130  0.55% (g)    5.17% (g)       4.18% (g)        1.54% (g)       8.20%
Year Ended October 31, 2000            5.93%  $   8,973      0.55%        5.85%           1.47%            4.93%      28.30%
Year Ended October 31, 2001            6.06%  $  15,531      0.55%        5.83%           0.83%            5.55%      59.67%
Year Ended October 31, 2002            4.84%  $  19,239      0.57%        4.73%           0.71%            4.69%      37.37%
Year Ended October 31, 2003            3.41%  $  47,491      0.60%        3.40%           0.70%            3.30%      16.61%

IRA Class Shares
Period Ended October 31, 1999 (e)  3.60% (f)  $   1,829  0.95% (g)    4.77% (g)       4.65% (g)        1.07% (g)       8.20%
Year Ended October 31, 2000            5.51%  $   1,867      0.95%        5.38%           1.81%            4.52%      28.30%
Year Ended October 31, 2001            5.64%  $   2,073      0.95%        5.46%           1.19%            5.22%      59.67%
Year Ended October 31, 2002            4.41%  $  38,001      1.01%        4.00%           1.11%            4.00%      37.37%
Year Ended October 31, 2003            2.99%  $ 413,934      1.01%        2.90%           1.11%            2.80%      16.61%

Service Class Shares
Period Ended October 31, 1999 (e)  3.60% (f)  $   1,051  0.95% (g)    4.74% (g)       6.10% (g)       (0.41%)(g)       8.20%
Year Ended October 31, 2000            5.52%  $   8,820      0.95%        5.51%           1.80%            4.66%      28.30%
Year Ended October 31, 2001            5.64%  $  24,871      0.95%        5.45%           1.23%            5.17%      59.67%
Year Ended October 31, 2002            4.44%  $  84,679      0.96%        4.23%           1.08%            4.21%      37.37%
Year Ended October 31, 2003            3.05%  $ 196,569      0.95%        3.06%           1.05%            2.96%      16.61%

(a)  Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)  For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(e)  For the period from February 1, 1999 (commencement of operations) through October 31, 1999.
(f)  Not annualized.
(g)  Annualized.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495                                                          GG-_____ 3/04

--------------------------------------------------------------------------------
CORE ASSET ALLOCATION Series

Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund



GARTMORE
  FUNDS                                                    WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------


PROSPECTUS

March 1, 2004



                                [GRAPHIC OMITTED]



                              As with all mutual funds, the Securities and
                              Exchange Commission has not approved or
                              disapproved these Funds' shares or determined
                              whether this prospectus is complete or accurate.
GARTMORE                      To state otherwise is a crime.


LOOK BEYOND(TM)

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . . . . . .2
Purpose of the Investor Destinations Series
Investment Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . . . 13
Principal Investment Strategies
Asset Classes and Underlying Investments of the Funds

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Investment Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . . . . . . 17
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . __
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
  Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARIES

================================================================================


This Prospectus provides information about the Gartmore Investor Destinations Funds (together, the "Funds"), five funds offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 13. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has five different share classes-Class A, Class B, Class C, Class R and Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page __.

PURPOSE OF THE INVESTOR DESTINATIONS SERIES

Each Fund provides an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent different asset classes in the Fund's target allocation.

This Prospectus includes information on the following Funds:

   Gartmore Investor Destinations Aggressive Fund

   Gartmore Investor Destinations Moderately Aggressive Fund

   Gartmore Investor Destinations Moderate Fund

   Gartmore Investor Destinations Moderately Conservative Fund

   Gartmore Investor Destinations Conservative Fund

The Funds are primarily designed:

- To help achieve an investor's savings objectives through a pre-determined asset allocation program.

- To maximize long-term total returns at an acceptable level of risk through broad diversification among several asset classes.

In selecting a Fund, investors should consider their personal investment objectives, investment time horizons, risk tolerances, and financial circumstances.

FUND SUMMARIES

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INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return for a given level of risk. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE FUNDS ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET
CLASSES: U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INSTRUMENTS. THEY MAY SUIT A RANGE OF INDIVIDUAL INVESTMENT OBJECTIVES, TIME HORIZONS AND RISK TOLERANCES. Each Fund invests in different combinations of mutual funds ("Underlying Funds") and short-term investments as shown below.

The Funds invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments among some or all of the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will periodicaly adjust a Fund's asset allocation to realign it with its target allocations to maintain broad diversification. However, as a general matter, there are not expected to be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

Asset Class               Primary Underlying Investment
-----------------------------------------------------------------------------------------
U.S. STOCKS

  LARGE CAP STOCKS        GARTMORE S&P 500 INDEX FUND. The
                          Gartmore S&P 500 Index Fund seeks to
                          track the S&P 500 Index, an index that
                          includes 500 common stocks issued by
                          U.S. large capitalization companies.
-----------------------------------------------------------------------------------------
  MID CAP STOCKS          GARTMORE MID CAP MARKET INDEX FUND.
                          The Gartmore Mid Cap Market Index Fund seeks
                          to track the S&P Mid-Cap 400 Index, an index which
                          includes 400 common stocks issued by U.S.
                          mid-capitalization companies.
-----------------------------------------------------------------------------------------
  SMALL CAP STOCKS        GARTMORE SMALL CAP INDEX FUND. The
                          Gartmore Small Cap Index Fund seeks to
                          track the Russell 2000 Index, an index which
                          includes 2000 common stocks issued by smaller
                          U.S. capitalization companies.
-----------------------------------------------------------------------------------------
  INTERNATIONAL STOCKS    GARTMORE INTERNATIONAL INDEX FUND. The
                          Gartmore International Index Fund seeks to
                          track the Morgan Stanley Capital International Europe,
                          Australasia and Far East (Capitalization Weighted) Index,
                          an index which includes stocks of companies located, or
                          whose stocks are traded on exchanges, in developed
                          countries overseas.
-----------------------------------------------------------------------------------------
  BONDS                   GARTMORE BOND INDEX FUND. The Gartmore
                          Bond Index Fund seeks to track the Lehman Brothers
                          U.S. Aggregate Bond Index, an index which includes a
                          broad-based mix of U.S. dollar-denominated
                          investment-grade government and corporate bonds.
-----------------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS  GARTMORE MORLEY ENHANCED INCOME FUND.
                          The Gartmore Morley Enhanced Income Fund seeks to
                          provide a high level of current income while preserving
                          capital and minimizing market fluctuations in an investor's account value by investing in high-grade debt securities.

                          GARTMORE MONEY MARKET FUND. The Gartmore Money Market
                          Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

                          NATIONWIDE CONTRACT. The Nationwide Contract is a
                          non-registered fixed interest contract issued by Nationwide
                          Life Insurance Company and has a stable principal value.

The Funds may also invest in other mutual funds chosen to complement the Underlying Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgment.

Below are the specific target allocations for each Fund.

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND  (THE AGGRESSIVE FUND)

The Aggressive Fund pursues its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

FUND SUMMARIES

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Asset Classes          Target Allocation Mix
---------------------------------------------
U.S. Stocks                               65%
---------------------------------------------
   Large Cap Stocks            40%
---------------------------------------------
   Mid Cap Stocks              15%
---------------------------------------------
   Small Cap Stocks            10%
---------------------------------------------
International Stocks                      30%
---------------------------------------------
Bonds                                      5%
=============================================
TOTAL ALLOCATION                         100%


GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (THE MODERATELY AGGRESSIVE FUND)

The Moderately Aggressive Fund pursues its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and short- term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes           Target Allocation Mix
----------------------------------------------
U.S. Stocks                                55%
----------------------------------------------
  Large Cap Stocks             35%
----------------------------------------------
  Mid Cap Stocks               15%
----------------------------------------------
  Small Cap Stocks              5%
----------------------------------------------
International Stocks                       25%
----------------------------------------------
Bonds                                      15%
----------------------------------------------
Short-Term Investments                      5%
==============================================
TOTAL ALLOCATION                          100%


GARTMORE INVESTOR DESTINATIONS MODERATE FUND  (THE MODERATE FUND)

The Moderate Fund pursues its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.


Asset Classes           Target Allocation Mix
----------------------------------------------
U.S. Stocks                                45%
----------------------------------------------
  Large Cap Stocks             30%
----------------------------------------------
  Mid Cap Stocks               10%
----------------------------------------------
  Small Cap Stocks              5%
----------------------------------------------
International Stocks                       15%
----------------------------------------------
Bonds                                      25%
----------------------------------------------
Short-Term Investments                     15%
==============================================
TOTAL ALLOCATION                          100%

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund pursues its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

Asset Classes           Target Allocation Mix
----------------------------------------------
U.S. Stocks                                30%
----------------------------------------------
  Large Cap Stocks             20%
----------------------------------------------
  Mid Cap Stocks               10%
----------------------------------------------
International Stocks                       10%
----------------------------------------------
Bonds                                      35%
----------------------------------------------
Short-Term Investments                     25%
==============================================
TOTAL ALLOCATION                          100%

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND (THE CONSERVATIVE FUND)

The Conservative Fund pursues its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate

FUND SUMMARIES

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for investors who have a low tolerance for risk and whose primary goal is income or who have a short time horizon. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

Asset Classes           Target Allocation Mix
----------------------------------------------
U.S. Stocks                                15%
----------------------------------------------
  Large Cap Stocks             10%
----------------------------------------------
  Mid Cap Stocks                5%
----------------------------------------------
International Stocks                        5%
----------------------------------------------
Bonds                                      35%
----------------------------------------------
Short-Term Investments                     45%
==============================================
TOTAL ALLOCATION                          100%

For more information about the Funds' investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio management team's ability to assess economic conditions and investment opportunities.

RISKS APPLICABLE TO THE INVESTOR DESTINATIONS FUNDS

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and short- term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, the risk of inflation and foreign risk.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and their corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more affected by stock market risk because more of their assets will be invested indirectly in U.S. and International stocks while the Moderately Conservative Fund and the Conservative Fund will be more affected by credit risk and interest rate risk because more of their assets will be invested indirectly in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID AND SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of medium and small capitalization companies, such Underlying Funds' investments may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities

FUND SUMMARIES

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risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

RISKS OF BONDS

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

RISKS OF SHORT-TERM INVESTMENTS

The risks that apply to bonds, as described above, also apply to a Fund's short-term investments, but to a lesser degree. This is because a Fund's short-term investments are investing in investments that have shorter maturities and that are often of higher quality than those of the bonds.

PERFORMANCE

The following bar charts and tables show two aspects of the Funds: volatility and performance. The bar charts shows the volatility - or variability - of the Funds' annual total returns over time, and shows that the Funds' performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The tables show the Funds' average annual total returns on a before- tax basis (and on an after-tax basis for Class A shares) for certain time periods compared to the returns of broad-based securities indices. The bar charts and tables provide some indication of the risks of investing in each Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as qualified retirement plans.

FUND SUMMARIES

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ANNUAL RETURNS - AGGRESSIVE FUND CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPH OMITTED]

Best Quarter:   16.78%   2nd qtr. of 2003
Worst Quarter: -17.89%   3rd qtr. of 2002

ANNUAL RETURNS - MODERATELY AGGRESSIVE FUND CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPH OMITTED]

Best Quarter:   13.89%   2nd qtr. of 2003
Worst Quarter: -14.39%   3rd qtr. of 2002

ANNUAL RETURNS - MODERATE FUND CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPH OMITTED]

Best Quarter:   10.62%   2nd qtr. of 2003
Worst Quarter: -10.24%   3rd qtr. of 2002

ANNUAL RETURNS - MODERATELY CONSERVATIVE FUND CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPH OMITTED]

Best Quarter:   7.26%   2nd qtr. of 2003
Worst Quarter: -5.83%   3rd qtr. of 2002

ANNUAL RETURNS - CONSERVATIVE FUND CLASS A SHARES* (YEARS ENDED DECEMBER 31)

[GRAPH OMITTED]

Best Quarter:   4.16%   2nd qtr. of 2003
Worst Quarter: -2.09%   3rd qtr. of 2002

---------------
* These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.

FUND SUMMARIES

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AVERAGE ANNUAL RETURNS(1) - AGGRESSIVE FUND - AS OF DECEMBER 31, 2003

                                                 One       Since
                                                 year   Inception(2)
-----------------------------------------------------------------------
Class A shares - Before Taxes                   24.36%        -5.37%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions   24.05%        -5.67%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                              16.08%        -4.67%(3)
-----------------------------------------------------------------------
Class B shares - Before Taxes                   26.02%        -5.29%
-----------------------------------------------------------------------
Class C shares - Before Taxes(4)*               28.62%        -4.82%
-----------------------------------------------------------------------
Class R shares - Before Taxes(4)                31.05%        -4.53%
-----------------------------------------------------------------------
Service Class shares - Before Taxes             31.69%        -3.90%
-----------------------------------------------------------------------
Aggressive Fund Composite Index(5),(16)         33.37%        -2.74%
-----------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10),(16)            4.11%         8.53%
-----------------------------------------------------------------------
MSCI EAFE Index(11),(16)                        39.17%        -5.90%
-----------------------------------------------------------------------
S&P 500(R) Index(12),(16)                       28.70%        -6.25%
-----------------------------------------------------------------------
S&P Mid Cap 400(R) Index(13),(16)               35.61%         5.02%
-----------------------------------------------------------------------
Russell 2000(R) Index(14),(16)                  47.25%         2.24%
-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) - MODERATELY AGGRESSIVE FUND - AS OF DECEMBER 31, 2003

                                                     One       Since
                                                     Year   Inception(2)
---------------------------------------------------------------------------
Class A shares - Before Taxes                       19.21%        -3.59%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       18.80%        -4.02%
---------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                  12.68%        -3.27%(3)
---------------------------------------------------------------------------
Class B shares - Before Taxes                       20.47%        -3.52%
---------------------------------------------------------------------------
Class C shares - Before Taxes(4)*                   23.37%        -2.46%
---------------------------------------------------------------------------
Class R shares - Before Taxes(4)                    25.53%        -2.75%
---------------------------------------------------------------------------
Service Class shares - Before Taxes                 26.31%        -2.08%
---------------------------------------------------------------------------
Moderately Aggressive Fund Composite Index(6),(16)  27.76%        -1.14%
---------------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10),(16)                4.11%         8.53%
---------------------------------------------------------------------------
MSCI EAFE Index(11),(16)                            39.17%        -5.90%
---------------------------------------------------------------------------
S&P 500 Index(12),(16)                              28.70%        -6.25%
---------------------------------------------------------------------------
S&P Mid Cap 400 Index(13),(16)                      35.61%         5.02%
---------------------------------------------------------------------------
Russell 2000 Index(14),(16)                         47.25%         2.24%
---------------------------------------------------------------------------
Citigroup 3-Month T Bill Index(15),(16)              1.07%         3.04%
---------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) - MODERATE FUND - AS OF DECEMBER 31, 2003

                                                 One       Since
                                                 Year   Inception(2)
-----------------------------------------------------------------------
Class A shares - Before Taxes                   13.05%        -1.43%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions   12.97%        -2.88%
-----------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                               8.62%        -1.60%(3)
-----------------------------------------------------------------------
Class B shares - Before Taxes                   14.07%        -1.34%
-----------------------------------------------------------------------
Class C shares - Before Taxes(4)*               16.88%        -0.85%
-----------------------------------------------------------------------
Class R shares - Before Taxes(4)                19.13%        -0.56%
-----------------------------------------------------------------------
Service Class shares - Before Taxes             19.71%         0.10%
-----------------------------------------------------------------------
Moderate Fund Composite Index(7),(16) 20.90%     0.76%
-----------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10),(16)            4.11%         8.53%
-----------------------------------------------------------------------
MSCI EAFE Index(11),(16)                        39.17%        -5.90%
-----------------------------------------------------------------------
S&P 500 Index(12),(16)                          28.70%        -6.25%
-----------------------------------------------------------------------
S&P Mid Cap 400 Index(13),(16)                  35.61%         5.06%
-----------------------------------------------------------------------
Russell 2000 Index(14),(16)                     47.25%         2.24%
-----------------------------------------------------------------------
Citigroup 3-Month T Bill Index(15),(16)          1.07%         3.04%
-----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) - MODERATELY CONSERVATIVE FUND - AS OF DECEMBER 31,
2003

                                                              One       Since
                                                              Year   Inception(2)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                                 7.09%         0.29%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions                 6.39%        -0.10%
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                                            4.69%        -0.36%
---------------------------------------------------------------------------------
Class B shares - Before Taxes                                 7.74%         0.48%
---------------------------------------------------------------------------------
Class C shares - Before Taxes(4)*                            10.59%         0.97%
---------------------------------------------------------------------------------
Class R shares - Before Taxes(4)                             12.94%         1.28%
---------------------------------------------------------------------------------
Service Class shares - Before Taxes                          13.53%         1.90%
---------------------------------------------------------------------------------
Moderately Conservative Fund Composite Index(8),(16) 14.29%   2.70%
---------------------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10),(16)                         4.11%         8.53%
---------------------------------------------------------------------------------
MSCI EAFE Index(11),(16)                                     39.17%        -5.90%
---------------------------------------------------------------------------------
S&P 500 Index(12),(16)                                       28.70%        -6.25%
---------------------------------------------------------------------------------
S&P Mid Cap 400 Index(13),(16)                               35.61%         5.02%
---------------------------------------------------------------------------------
Citigroup 3-Month T Bill Index(15),(16)                       1.07%         3.04%
---------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) - CONSERVATIVE FUND - AS OF DECEMBER 31, 2003

                                                 One       Since
                                                 Year   Inception(2)
--------------------------------------------------------------------
Class A shares - Before Taxes                    1.68%         1.70%
--------------------------------------------------------------------
Class A shares - After Taxes on Distributions    0.83%         0.48%
--------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                               1.13%         0.69%
--------------------------------------------------------------------
Class B shares - Before Taxes                    2.07%         1.88%
--------------------------------------------------------------------
Class C shares - Before Taxes(4)*                4.87%         2.32%
--------------------------------------------------------------------
Class R shares - Before Taxes(4)                 7.17%         2.66%
--------------------------------------------------------------------
Service Class shares- Before Taxes               7.65%         3.29%
--------------------------------------------------------------------
Conservative Fund Composite Index(9),(16)        8.10%         3.88%
--------------------------------------------------------------------
LB U.S. Aggregate Bond Index(10),(16)            4.11%         8.53%
--------------------------------------------------------------------
MSCI EAFE Index(11),(16)                        39.17%        -5.90%
--------------------------------------------------------------------
S&P 500 Index(12),(16)                          28.70%        -6.25%
--------------------------------------------------------------------
S&P Mid Cap 400 Index(13),(16)                  35.61%         5.02%
--------------------------------------------------------------------
Citigroup 3-Month T Bill Index(15),(16)          1.07%         3.04%
--------------------------------------------------------------------

---------------

1 These returns reflect performance after sales charges, if any, and expenses are deducted.

2    The Fund began operations on March 31, 2000.

3 The performance for "Class A shares - After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

4 These returns until the creation of Class C shares (3/1/01) and Class R shares (10/1/03) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantial- ly similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares The performance for these classes has been restated to reflect differences in sales charges (where appli- cable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes.

5 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weight- ings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (40%), the MSCI EAFE Index (30%), the S&P Mid Cap 400 Index (15%), the Russell 2000 Index (10%) and the LB U.S. Aggregate Bond Index (5%).

FUND SUMMARIES

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6 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (35%), the MSCI EAFE Index (25%), the S&P Mid Cap 400 Index (15%), the LB U.S. Aggregate Bond Index (15%), the Russell 2000 Index (5%) and the Citigroup 3-Month T Bill Index (5%).

7 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (30%), the LB U.S. Aggregate Bond Index (25%), the MSCI EAFE Index (15%), the Citigroup 3-Month T Bill Index (15%), the S&P Mid Cap 400 Index (10%) and the Russell 2000 Index (5%).

8 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Bond Index (35%), the Citigroup 3-Month T Bill Index (25%), the S&P 500 Index (20%), the S&P Mid Cap 400 Index (10%) and the MSCI EAFE Index (10%).

9 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite
     Index is a combination of the Citigroup 3-Month T Bill Index (45%), the LB U.S. Aggressive Bond Index (35%), the S&P 500 Index (10%), the S&P Mid Cap 400 Index (5%) and the MSCI EAFE Index (5%).

10 The LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

11 The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

12 The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy.

13 The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

14 The Russell 2000 Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

15 The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

16 These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

* Effective as of April 1, 2004, Front-end Sales Charges no longer will be imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the Front-end Sales Charge on Class C shares.

FEES AND EXPENSES

These tables describe the DIRECT fees and expenses that you may pay if you buy and hold shares of the Funds depending on the class you select. Regardless of which share class you select, you will also INDIRECTLY bear a proportion of the applicable expenses of the Underlying Funds. See page 12 for more information on these additional fees.

FEE TABLE - CLASS A SHARES

Shareholder Fees(1)                                      Moderately               Moderately
(fees paid directly from                    Aggressive   Aggressive   Moderate   Conservative
Conservative your investment)                  Fund         Fund        Fund         Fund       Fund
------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)(2)                                5.75%        5.75%      5.75%          5.75%  5.75%
------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a percentage of
offering or sale price,
whichever is less)(3)                             None         None       None           None   None
------------------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                                   Moderately              Moderately
Are deducted from                           Aggressive   Aggressive   Moderate   Conservative
Conservative Fund assets)                      Fund         Fund        Fund        Fund        Fund
------------------------------------------------------------------------------------------------------
Management Fees                                   0.13%        0.13%      0.13%          0.13%  0.13%
------------------------------------------------------------------------------------------------------
Distribution and/or  Service (12b-1) Fees         0.25%        0.25%      0.25%          0.25%  0.25%
------------------------------------------------------------------------------------------------------
Other Expenses                                    0.13%        0.09%      0.09%          0.14%  0.15%
======================================================================================================
TOTAL ANNUAL FUND  OPERATING EXPENSES(4)          0.51%        0.47%      0.47%          0.52%  0.53%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Front-end Sales Charges" beginning on page 21.

3 A contingent deferred sales charge ("CDSC") of up to 0.15% may be imposed on certain redemptions of Class A shares purchased without sales charges and for which a finder's fee was paid, and "Buying, Selling and Exchanging Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares, and see "Buying, Selling and Exchanging Fund Shares-Buying Shares- Class A Purchases not Subject to a Sales Charge" beginning on page 21.

4 Gartmore Mutual Fund Capital Trust, the Funds' investment adviser ("GMF") and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 0.71% for the Class A shares of each Fund at least through February 28, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES

================================================================================


FEE TABLE - CLASS B SHARES

Shareholder Fees(1)                                      Moderately               Moderately
(fees paid directly from                    Aggressive   Aggressive   Moderate   Conservative
Conservative your investment)                  Fund         Fund        Fund         Fund       Fund
-----------------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load) Imposed
on Purchases (as a
percentage of
offering price)                                   None         None       None           None   None
-----------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a percentage of
offering or sale price,
whichever is less)(2)                             5.00%        5.00%      5.00%          5.00%  5.00%
-----------------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                                   Moderately               Moderately
Are deducted from                           Aggressive   Aggressive   Moderate   Conservative
Conservative Fund assets)                      Fund        Fund         Fund         Fund       Fund
-----------------------------------------------------------------------------------------------------
Management Fees                                   0.13%        0.13%      0.13%          0.13%  0.13%
-----------------------------------------------------------------------------------------------------
Distribution and/or  Service (12b-1) Fees         1.00%        1.00%      1.00%          1.00%  1.00%
-----------------------------------------------------------------------------------------------------
Other Expenses                                    0.12%        0.08%      0.08%          0.12%  0.14%
=====================================================================================================
TOTAL ANNUAL FUND  OPERATING EXPENSES(3)          1.25%        1.21%      1.21%          1.25%  1.27%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 24.

3 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 1.31% at least through February 28, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.


FEE TABLE - CLASS C SHARES

Shareholder Fees(1)                                      Moderately               Moderately
(fees paid directly from                    Aggressive   Aggressive   Moderate   Conservative
Conservative your investment)                  Fund         Fund        Fund         Fund       Fund
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)                                   None         None       None          None    None
-----------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a percentage of
offering or sale price,
whichever is less)(2)                             1.00%        1.00%      1.00%          1.00%  1.00%
-----------------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                                   Moderately              Moderately
Are deducted from                           Aggressive   Aggressive   Moderate   Conservative
Conservative Fund assets)                     Fund         Fund         Fund        Fund        Fund
-----------------------------------------------------------------------------------------------------
Management Fees                                   0.13%        0.13%      0.13%          0.13%  0.13%
-----------------------------------------------------------------------------------------------------
Distribution and/or  Service (12b-1) Fees         1.00%        1.00%      1.00%          1.00%  1.00%
-----------------------------------------------------------------------------------------------------
Other Expenses                                    0.12%        0.08%      0.08%          0.12%  0.14%
=====================================================================================================
TOTAL ANNUAL FUND  OPERATING EXPENSES(3)          1.25%        1.21%      1.21%          1.25%  1.27%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

2 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 24.

3 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 1.31% at least through February 28, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES

================================================================================


FEE TABLE - CLASS R SHARES

Shareholder Fees(1)                                       Moderately               Moderately
(fees paid directly from                     Aggressive   Aggressive   Moderate   Conservative
Conservative your investment)                   Fund         Fund        Fund         Fund       Fund
-------------------------------------------------------------------------------------------------------
Maximum Sales
Charge(Load) Imposed
on Purchases (as a
percentage of
offering price)                                    None         None       None           None    None
-------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a percentage of
offering or sale price,
whichever is less                                  None         None       None           None    None
-------------------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                                    Moderately              Moderately
Are deducted from                            Aggressive   Aggressive   Moderate   Conservative
Conservative Fund assets)                      Fund         Fund         Fund        Fund        Fund

Management Fees                                    0.13%        0.13%      0.13%          0.13%  0.13%
-------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees(2)        0.40%        0.40%      0.40%          0.40%  0.40%
-------------------------------------------------------------------------------------------------------
Other Expenses                                     0.32%        0.28%      0.28%          0.32%  0.34%
-------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                 0.85%        0.81%      0.81%          0.85%  0.87%
-------------------------------------------------------------------------------------------------------
Amount of Fee Waivers/
Expense Reimbursements                             0.04%         N/A         N/A          0.04%  0.06%
-------------------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(3)                                 0.81%        0.81%      0.81%          0.81%  0.81%

---------------

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets for one or more Funds.

3 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 0.81% for the Class R shares of the Funds at least through February 28, 2005. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations in the agreement. The Trust's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.


FEE TABLE - SERVICE CLASS SHARES

Shareholder Fees(1)                                     Moderately               Moderately
(fees paid directly from                   Aggressive   Aggressive   Moderate   Conservative
Conservative your investment)                 Fund         Fund        Fund         Fund       Fund
----------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)                                  None         None       None           None    None
----------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a percentage of
offering or sale price,
whichever is less                                None         None       None           None    None
----------------------------------------------------------------------------------------------------

Annual Fund Operating
Expense (expenses that                                  Moderately               Moderately
Are deducted from                          Aggressive   Aggressive   Moderate   Conservative
Conservative Fund assets)                    Fund         Fund         Fund        Fund        Fund
----------------------------------------------------------------------------------------------------

Management Fees                                  0.13%        0.13%      0.13%          0.13%  0.13%
----------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees         0.25%        0.25%      0.25%          0.25%  0.25%
----------------------------------------------------------------------------------------------------
Other Expenses                                   0.27%        0.23%      0.23%          0.27%  0.29%
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                               0.65%        0.61%      0.61%          0.65%  0.67%
----------------------------------------------------------------------------------------------------
Amount of Fee
Waivers/
Expense Reimbursements                           0.04%         N/A        N/A           0.04%  0.06%
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES (AFTER
WAIVERS/
REIMBURSEMENTS)(2)                               0.61%        0.61%      0.61%          0.61%  0.61%

---------------
1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 GMF and the Funds have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) to 0.61% for the Service Class shares of each Fund at least through February 28, 2005. The Funds are authorized to reimburse GMF for management fees previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reim- bursement will not cause the Funds to exceed the expense limitations in the agree- ment. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first five years from the time the Fund commenced operations.

FUND SUMMARIES

================================================================================


INDIRECT EXPENSES PAID BY THE FUNDS

Because the Funds invest primarily in Underlying Funds, they will be shareholders of those funds and will indirectly bear a proportionate share of the applicable expenses of the underlying investments (including management fees). These underlying investments fees are in addition to the fees and expenses described in the Funds' fee tables above. In order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Fund, based on the expense ratios after fee waivers and reimbursements of the underlying investments for their most recent fiscal year and each Fund's target allocation as described above. Based on these hypothetical calculations, the combined average expense ratio for the underlying investments that is borne indirectly by each of the Funds would have been the following:

Aggressive Fund                      0.28%
------------------------------------------
Moderately Aggressive Fund           0.28%
------------------------------------------
Moderate Fund                        0.27%
------------------------------------------
Moderately Conservative Fund         0.27%
------------------------------------------
Conservative Fund                    0.26%

Actual expenses differ depending on how the Funds allocate assets among the underlying investments.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------
Aggressive Fund
   Class A Shares*            $   624  $    729  $    844  $   1,179
   Class B Shares             $   627  $    697  $    886  $   1,210
   Class C Shares             $   227  $    397  $    686  $   1,511
   Class R Shares             $    83  $    267  $    467  $   1,045
   Service Class Shares       $    62  $    204  $    358  $     807
--------------------------------------------------------------------
Moderately Aggressive Fund
   Class A Shares*            $   620  $    717  $    823  $   1,132
   Class B Shares             $   623  $    684  $    865  $   1,163
   Class C Shares             $   223  $    384  $    665  $   1,466
   Class R Shares             $    83  $    259  $    450  $   1,002
   Service Class Shares       $    62  $    195  $    340  $     762
--------------------------------------------------------------------
Moderate Fund
   Class A Shares*            $   620  $    717  $    823  $   1,132
   Class B Shares             $   623  $    684  $    865  $   1,163
   Class C Shares             $   223  $    384  $    665  $   1,466
   Class R Shares             $    83  $    259  $    450  $   1,002
   Service Class Shares       $    62  $    195  $    340  $     762
--------------------------------------------------------------------
Moderately Conservative Fund
   Class A Shares*            $   625  $    732  $    849  $   1,190
   Class B Shares             $   627  $    697  $    886  $   1,214
   Class C Shares             $   227  $    397  $    686  $   1,511
   Class R Shares             $    83  $    267  $    467  $   1,045
   Service Class Shares       $    62  $    204  $    358  $     807
--------------------------------------------------------------------
Conservative Fund
   Class A Shares*            $   626  $    735  $    854  $   1,202
   Class B Shares             $   629  $    703  $    897  $   1,233
   Class C Shares             $   229  $    403  $    697  $   1,534
   Class R Shares             $    83  $    272  $    476  $   1,067
   Service Class Shares       $    62  $    208  $    367  $     829

You would pay the following expenses on the same investment if you did not sell your shares:**

                              1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------
Aggressive Fund
   Class B Shares             $   127  $    397  $    686  $   1,210
   Class C Shares             $   127  $    397  $    686  $   1,511
--------------------------------------------------------------------
Moderately Aggressive Fund
   Class B Shares             $   123  $    384  $    665  $   1,163
   Class C Shares             $   123  $    384  $    665  $   1,466
--------------------------------------------------------------------
Moderate Fund
   Class B Shares             $   123  $    384  $    665  $   1,163
   Class C Shares             $   123  $    384  $    665  $   1,466
--------------------------------------------------------------------
Moderately Conservative Fund
   Class B Shares             $   127  $    397  $    686  $   1,214
   Class C Shares             $   127  $    397  $    686  $   1,511
--------------------------------------------------------------------
Conservative Fund
   Class B Shares             $   129  $    403  $    697  $   1,233
   Class C Shares             $   129  $    403  $    697  $   1,534

---------------
*    Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R and Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL INVESTMENT STRATEGIES

The Investor Destinations Funds are designed to provide diversification across major asset classes through investments in the Underlying Funds and other investments as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the tar- get allocation.

                                                               Moderately                   Moderately
Underlying                           Aggressive   Aggressive    Moderate    Conservative   Conservative
Investments                             Fund         Fund         Fund          Fund           Fund
--------------------------------------------------------------------------------------------------------
U.S. STOCKS:
--------------------------------------------------------------------------------------------------------
Gartmore S&P 500 Index                       40%          35%          30%            20%            10%
--------------------------------------------------------------------------------------------------------
Gartmore Mid Cap  Market Index Fund          15%          15%          10%            10%             5%
--------------------------------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                10%           5%           5%             0%             0%
--------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:
--------------------------------------------------------------------------------------------------------
Gartmore International Index Fund            30%          25%          15%            10%             5%
--------------------------------------------------------------------------------------------------------
BONDS:
--------------------------------------------------------------------------------------------------------
Gartmore Bond  Index Fund                     5%          15%          25%            35%            35%
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:
--------------------------------------------------------------------------------------------------------
Gartmore Morley Enhanced
  Income Fund                                 0%         2.5%         7.5%          12.5%          22.5%
--------------------------------------------------------------------------------------------------------
Gartmore Money Market Fund                    0%           0%           0%             0%             0%
--------------------------------------------------------------------------------------------------------
Nationwide Contract                           0%         2.5%         7.5%          12.5%          22.5%
========================================================================================================
TOTAL ALLOCATION                            100%         100%         100%           100%           100%

ASSET CLASSES AND UNDERLYING  INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an asset class. Please refer to "Risks of the Underlying Investments" on page 5, for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the Statement of Additional Information (SAI). To obtain a copy of the SAI, see the back cover of the prospectus.

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the Fund. The Underlying Funds, Gartmore Money Market Fund and Gartmore Morley Enhanced Income Fund will not charge any sales load when selling shares to the Funds. There is also no sales charge on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix.

U.S. STOCKS - LARGE CAP STOCKS

The Funds will invest in the GARTMORE S&P 500 INDEX FUND (THE S&P 500 INDEX
FUND). The S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index* (S&P 500). The S&P 500 is a market-weighted index com- posed of approximately 500 common stocks of large capitalization companies chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500 Index Fund invests in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. Under normal conditions, the S&P 500 Index Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500.

The S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The S&P 500 Index Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. The S&P 500 Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending.

The Funds may also invest in other large cap index funds which seek to match the performance of the S&P 500.

---------------

* "Standard & Poor's", "S&P", "Standard & Poor's 500", "S&P 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

MORE ABOUT THE FUNDS

================================================================================


U.S. STOCKS - MID CAP STOCKS

The Funds invest in the GARTMORE MID CAP MARKET INDEX FUND (THE MID CAP MARKET INDEX FUND). The Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index* (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of approximately 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Market Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Market Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Market Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. The Mid Cap Market Index Fund may also engage in securities lending.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

U.S. STOCKS - SMALL CAP STOCKS

The Funds invest in the GARTMORE SMALL CAP INDEX FUND (THE SMALL CAP INDEX
FUND). The Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. The Small Cap Index Fund may also engage in securities lending.

---------------

* Standard & Poor's", "S&P", Standard & Poor's 400", "S&P 400" and "400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the SAI.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

INTERNATIONAL STOCKS

The Funds invest in the GARTMORE INTERNATIONAL INDEX FUND (THE INTERNATIONAL INDEX FUND). The International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the Index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The International Index Fund does not necessarily invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. The International Index Fund may also engage in securities lending.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds invest in the GARTMORE BOND INDEX FUND (BOND INDEX FUND). The Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is com- posed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund does not necessarily invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued

MORE ABOUT THE FUNDS

================================================================================


by the U.S. government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. The Bond Index Fund may also engage in securities lending.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND (OTHER THAN THE AGGRESSIVE FUND) MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

GARTMORE MORLEY ENHANCED INCOME FUND (ENHANCED INCOME FUND). The Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its objective, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset- backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration will not exceed two years. [The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.]

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may also be sold to take advantage of more favorable opportunities.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and [the use of derivatives] to hedge will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

GARTMORE MONEY MARKET FUND. The Gartmore Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations will primarily include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, commercial paper issued by states and municipalities and the obligations of U.S. banks, foreign banks and U.S. branches of foreign banks. All of the money market obligations must be denominated in U.S. dollars and are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, are of comparable quality. The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollar- weighted average maturity will be 90 days or less.

The Gartmore Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Gartmore Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50% per annum, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount of the Nationwide Contract is also guaranteed. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

MANAGEMENT

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INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 and advises mutual funds. As of January 31, 2004, GMF and its U.S. affiliates had approximately $38.4 billion in assets under management of which $21.7 billion was managed by GMF.

GMF allocates each Fund's assets among the underlying investments as described above. Once assets are invested, GMF monitors these allocations and the assumptions upon which they were made. GMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee paid by each Fund for the fiscal year ended October 31, 2003, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was as follows:

Fund                               Fee
---------------------------------------
The Aggressive Fund               0.13%
---------------------------------------
The Moderately Aggressive Fund    0.13%
---------------------------------------
The Moderate Fund                 0.13%
---------------------------------------
The Moderately Conservative Fund  0.13%
---------------------------------------
The Conservative Fund             0.13%


Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. GMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to-not duplicative of-the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by GMF.

Each Fund is managed by a team of portfolio managers and research analysts from GMF.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Class R and Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:
-    Class A shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R or Service Class shares.

Sales charges are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Each class of shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Class A, Class R and Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Service Class shares. With respect to Class R shares, these administative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. Each Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

For investors who are eligible to purchase Service Class shares, the purchase of such shares may be preferable to purchasing Class A, Class B or Class C shares.

Class A shares                      Class B shares                       Class C shares
-----------------------------------------------------------------------------------------------------
Front-end sales charge means        No front-end sales charge,           No front-end sales charge,
that a portion of your initial      so your full investment immediately  so your full investment
investment goes toward the          goes toward buying shares            immediately goes toward
sales charge, and is not invested                                        buying shares
-----------------------------------------------------------------------------------------------------
Reductions and waivers              No reductions of the                 Like Class B shares,
of the sales charge                 CDSC available, but                  no reductions of the
available                           waivers available                    CDSC are available,
                                                                         but waivers of the CDSC
                                                                         are available
-----------------------------------------------------------------------------------------------------
Lower expenses than                 Higher distribution and              Higher distribution and
Class B and Class C                 service fees than Class A            service fees than Class A
shares mean higher                  shares mean higher fund              shares mean higher fund
dividends per share                 expenses and lower                   expenses and lower
                                    dividends per share                  dividends per share
-----------------------------------------------------------------------------------------------------
Conversion features are             After seven years, Class B           Unlike Class B shares,
not applicable                      shares convert into Class A          Class C shares do
                                    shares, which reduces your           not automatically convert
                                    future fund expenses                 into another class
-----------------------------------------------------------------------------------------------------
No sales charge when shares are     CDSC if shares are sold              CDSC of 1% is applicable if
sold back to a Fund(1)              within six years: 5% in              shares are sold in
                                    the first year, 4% in the            the first year
                                    second, 3%in the third and           after purchase
                                    fourth years, 2% in the fifth,       and 1% in the sixth year
-----------------------------------------------------------------------------------------------------
No maximum investment limit         Investments of $100,000              Investments of $1,000,000
                                    or more may be                       or more may
                                    Rejected                             be rejected(2)

---------------

1 A CDSC of up to 0.50% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

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HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Funds each offer Service Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

- 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

     Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

     Class R shares are not available to retail or institutional non- retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY SERVICE CLASS SHARES

Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to retirement plans. Programs offered to retirement plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund.

Retirement plan-or variable insurance contract-directed-purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class
A or Service Class of any of the Funds, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative sup- port services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities and other assets owned by a Fund less its liabilities divided by the Fund's total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by a Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

BUYING, SELLING AND EXCHANGING FUND SHARES

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MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account (per Fund)              $ 2,000
--------------------------------------------------
To open an IRA account  (per Fund)         $ 1,000
--------------------------------------------------
Additional investments (per Fund)          $   100
--------------------------------------------------
To start an Automatic Asset
Accumulation Plan                          $ 1,000
--------------------------------------------------
Additional Automatic Asset
Accumulation Plan
per transaction                            $    50
--------------------------------------------------
MINIMUM INVESTMENTS-SERVICE CLASS SHARES

To open an account (per Fund)              $25,000
--------------------------------------------------
Additional investments                        None
--------------------------------------------------

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800- 848-0920 for more information.

The Funds do not calculate NAV on the following days:

-  New Year's Day
-  Martin Luther King, Jr. Day
-  Presidents' Day
-  Good Friday
-  Memorial Day
-  Independence Day
-  Labor Day
-  Thanksgiving Day
-  Christmas Day
-  Other days when the New York Stock Exchange is not open.

If current prices are not avail- able for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES
                             Sales Charge            Dealer
                               as % of             Commission
                      ---------------------------
                                      Amount         as % of
                       Offering      Invested       Offering
Amount of purchase      Price     (approximately)     Price
-------------------------------------------------------------
Less than $ 50,000         5.75%           6.10%        5.00%
-------------------------------------------------------------
50,000 to $99,999          4.75            4.99         4.00
-------------------------------------------------------------
100,000 to $249,999        3.50            3.63         3.00
-------------------------------------------------------------
250,000 to $499,999        2.50            2.56         2.00
-------------------------------------------------------------
500,000 to $999,999        2.00            2.04         1.75
-------------------------------------------------------------
1 million or more          None            None         None*
-------------------------------------------------------------

*    Dealer may be eligible for a finder's fee as disclosed below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUNDS. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Funds) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase.

BUYING, SELLING AND EXCHANGING FUND SHARES

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(See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares of the Funds with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The sales charges tables show
     --------------------------------------------
     how the sales charge decreases as the amount of your investment increases.

-    Rights of Accumulation. You and members of your family who live at the same
     ----------------------
     address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. If you state in writing that during a 13- month
     -------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13- month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
-    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Gartmore Funds which have Class D shares)
     - Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
-    any investment advisory clients of GMF, GSACT and their affiliates
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUNDS' AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920, and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of a Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

BUYING, SELLING AND EXCHANGING FUND SHARES

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The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated per- sons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about a Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below), the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------
Sales charge     5%      4%      3%      3%      2%      1%        0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Funds (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of                         $1 million         $25 million
Purchase                          to $24,999,999       or more
-----------------------------------------------------------------
Amount of CDSC                          0.50%           0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Funds is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70 1/2 years. For more information, see the SAI.

BUYING, SELLING AND EXCHANGING FUND SHARES

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The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes - Selling and Exchanging Fund Shares" on page __

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of a Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our auto- mated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848- 0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to redeem Fund shares on this web- site at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits each class of shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and pro- viding shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, each class of shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund pays amounts not exceeding an annual amount of:


Fund/Class            As a % of daily net assets
-----------------------------------------------------------
Class A shares        0.25% (distribution or service fee)
-----------------------------------------------------------
Class B shares        1.00% (0.25% service fee)
-----------------------------------------------------------
Class C shares        1.00% (0.25% service fee)
-----------------------------------------------------------
Class R shares        0.50% (0.25%
                      of which may be either a
                      distribution or service fee)
-----------------------------------------------------------
Service Class shares  0.15% (distribution or service fee)


Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes- Selling and Exchanging Fund Shares" on page __.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, or Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B and Class C shares of the Funds. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice- response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

EXCESSIVE  TRADING

Short-term or excessive trading, often described as "market timing," is discouraged in the Gartmore Funds. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. A Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets a Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. Each Fund has broad authority to take discretionary action against market timers and against particular trades.

In  general:
- Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV, and
- Redemption and exchange fees are imposed on certain Gartmore Funds (as described below).

IN ADDITION, HOWEVER, EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be revoked by the Fund at any time in its sole discretion.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

In addition, the following Gartmore Funds (including the Funds) may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund                                     Exchange Fee

Gartmore Emerging Markets Fund. . . . . . . . . .2.00%
Gartmore Focus Fund . . . . . . . . . . . . . . .2.00%
Gartmore Global Financial Services Fund . . . . .2.00%
Gartmore Global Health Sciences Fund. . . . . . .2.00%
Gartmore Global Technology and
Communications Fund . . . . . . . . . . . . . . .2.00%
Gartmore Global Utilities Fund. . . . . . . . . .2.00%
Gartmore International Growth Fund  . . . . . . .2.00%
Gartmore Long-Short Equity Plus Fund. . . . . . .2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . 2.00%
Gartmore U.S. Growth Leaders Fund . . . . . . . .2.00%
Gartmore Worldwide Leaders Fund . . . . . . . . .2.00%
Gartmore Micro Cap Equity Fund  . . . . . . . . .1.50%
Gartmore Mid Cap Growth Fund. . . . . . . . . . .1.50%
Gartmore Millennium Growth Fund . . . . . . . . .1.50%
Gartmore Small Cap Fund . . . . . . . . . . . . .1.50%
Gartmore Value Opportunities Fund . . . . . . . .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first.

EXCEPTIONS TO THE EXCHANGE FEE. Only certain intermediaries have agreed to collect from their customer's accounts the Fund's exchange fee. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:

-    Certain broker wrap fee and other fee-based programs
- Certain omnibus accounts where the omnibus account holder does not have the capability to impose an exchange fee on its underlying customers' accounts; and
- Certain intermediaries that do not or can not report to the Fund sufficient information to impose an exchange fee on their customers' accounts.

To the extent that an exchange fee can not be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In  addition,  the  redemption  or  exchange  fee  does  not  apply  to:
-    Shares exchanged under regularly scheduled withdrawal plans
-    Shares  purchased  through  reinvested  dividends  or  capital  gains
- Shares exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder provided the shareholder's death or determination of disability and subsequent sale or exchange occurred within the 90 day (or 30 day) period the fee is active.
- Shares exchanged from retirement accounts within 30 days of an automatic payroll deduction

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                   1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend- received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on rein- vested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your tax- able distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX- DEFERRED ACCOUNTS

When you use a Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax- deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track

DISTRIBUTIONS AND TAXES

================================================================================


of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non- U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand each Fund's financial performance for the life of the Fund or a class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002 and 2003 have been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request. All other information reported has been audited by other auditors.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND

                                             Investment Activities                     Distributions
                                      -------------------------------------  -------------------------------------
                                                       Net
                                                     Realized
                             Net                       and                                                             Net
                            Asset         Net       Unrealized      Total                                             Asset
                            Value,    Investment      Gains         from          Net       Return                   Value,
                          Beginning     Income     (Losses) on   Investment   Investment      of         Total       End of
                          of Period     (Loss)     Investments   Activities     Income     Capital   Distributions   Period
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)      $    10.00        0.02         (0.65)       (0.63)           -         -               -   $  9.37
Year Ended
October 31, 2001          $     9.37        0.09         (2.01)       (1.92)       (0.07)    (0.02)          (0.09)  $  7.36
Year Ended
October 31, 2002          $     7.36        0.07            (1)       (0.93)       (0.07)        -           (0.07)  $  6.36
Year Ended
October 31, 2003          $     6.36        0.08          1.45         1.53        (0.08)        -           (0.08)  $  7.81

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00       (0.02)        (0.65)       (0.67)           -         -               -   $  9.33
Year Ended
October 31, 2001          $     9.33        0.04            (2)       (1.96)       (0.05)    (0.01)          (0.06)  $  7.31
Year Ended
October 31, 2002          $     7.31        0.02         (0.99)       (0.97)       (0.02)        -           (0.02)  $  6.32
Year Ended
October 31, 2003          $     6.32        0.04          1.43         1.47        (0.05)        -           (0.05)  $  7.74

CLASS C SHARES
Period Ended
October 31, 2001 (f)      $     8.44       (0.03)        (1.05)       (1.08)           -         -               -   $  7.36
Year Ended
October 31, 2002          $     7.36           -         (1.04)       (1.04)           -         -               -   $  6.32
Year Ended
October 31, 2003          $     6.32        0.05          1.42         1.47        (0.06)        -           (0.06)  $  7.73

CLASS R SHARES
Period Ended
October 31, 2003 (g)      $     7.45           -          0.29         0.29            -         -               -   $  7.74

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $    10.00       (0.01)        (0.62)       (0.63)           -         -               -   $  9.37
Year Ended
October 31, 2001          $     9.37         0.1         (2.01)       (1.91)       (0.08)    (0.02)           (0.1)  $  7.36
Year Ended
October 31, 2002          $     7.36        0.07         (0.99)       (0.92)       (0.07)        -           (0.07)  $  6.37
Year Ended
October 31, 2003                6.37        0.07          1.45         1.52        (0.07)        -           (0.07)  $  7.82


                                                                 Ratios / Supplemental Data
                                        -----------------------------------------------------------------------------
                                                                              Ratio        Ratio of
                                                               Ratio of        of            Net
                                                                  Net       Expenses      Investment
                                                     Ratio    Investment    (Prior to       Income
                                           Net        of        Income     Reimburse-       (Loss)
                                         Assets    Expenses     (Loss)       ments)       (Prior to
                                         at End       to          to           to         Reimburse-
                                           of       Average     Average      Average        ments)
                             Total       Period       Net         Net          Net        to Average     Portfolio
                           Return (a)    (000s)     Assets      Assets     Assets (b)   Net Assets (b)  Turnover (c)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)       (6.30%) (h)  $       9  0.71% (i)    0.34% (i)  394.30% (i)   (393.25%) (i)       253.64%
Year Ended
October 31, 2001              (20.53%)  $       7      0.71%        1.09%        3.71%         (1.91%)       190.23%
Year Ended
October 31, 2002              (12.67%)  $     247      0.50%        1.42%        0.50%           1.42%        26.33%
Year Ended
October 31, 2003                24.34%  $   3,742      0.52%        1.04%          (j)             (j)        44.11%

CLASS B SHARES
Period Ended
  October 31, 2000(d)(e)   (6.70%) (h)  $       9  1.31% (i)  (0.28%) (i)  393.40% (i)   (392.37%) (i)       253.64%
Year Ended
October 31, 2001              (21.12%)  $       7      1.31%        0.50%        4.47%         (2.66%)       190.23%
Year Ended
October 31, 2002              (13.30%)  $      48      1.24%        0.04%        1.27%           0.01%        26.33%
Year Ended
October 31, 2003                23.42%  $   1,557      1.25%        0.16%          (j)             (j)        44.11%

CLASS C SHARES
Period Ended
October 31, 2001 (f)      (12.80%) (h)  $       -  1.31% (i)  (0.62%) (i)  125.82% (i)   (125.13%) (i)       190.23%
Year Ended
October 31, 2002              (13.30%)  $      48      1.24%      (0.96%)        1.48%         (1.20%)        26.33%
Year Ended
October 31, 2003                23.41%  $   7,706      1.26%        0.22%          (j)             (j)        44.11%

CLASS R SHARES
Period Ended
October 31, 2003 (g)         3.89% (h)  $       1  0.82% (i)  (0.46%) (i)    0.92% (i)     (0.56%) (i)        44.11%

SERVICE CLASS SHARES
Period Ended
  October 31, 2000(d)(e)   (6.30%) (h)  $   1,410  0.61% (i)  (0.11%) (i)   56.64% (i)    (56.14%) (i)       253.64%
Year Ended
October 31, 2001              (20.55%)  $  26,663      0.61%        0.38%        1.62%         (0.63%)       190.23%
Year Ended
October 31, 2002              (12.64%)  $  54,923      0.61%        0.91%        0.67%           0.85%        26.33%
Year Ended
October 31, 2003                24.08%  $ 129,717      0.61%        0.98%        0.63%           0.96%        44.11%

---------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios wo uld have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not annualized.
(i)  Annualized.
(j)  There were no fee reductions in this period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

                                                  INVESTMENT ACTIVITIES                   DISTRIBUTIONS
                                         ----------------------------------------  ---------------------------
                                                             NET
                                                        REALIZED AND
                               NET                       UNREALIZED       TOTAL                                       NET
                          ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                            BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                            OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)      $       10.00          0.06          (0.47)       (0.41)           -               -   $        9.59
Year Ended
October 31, 2001          $        9.59          0.17          (1.71)       (1.54)       (0.13)          (0.13)  $        7.92
Year Ended
October 31, 2002          $        7.92          0.10          (0.87)       (0.77)       (0.11)          (0.11)  $        7.04
Year Ended
October 31, 2003          $        7.04          0.11           1.31         1.42        (0.11)          (0.11)  $        8.35

CLASS B SHARES
Period Ended
October 31, 2000 (d)      $       10.00          0.03          (0.47)       (0.44)           -               -   $        9.56
Year Ended
October 31, 2001          $        9.56          0.12          (1.71)       (1.59)       (0.09)          (0.09)  $        7.88
Year Ended
October 31, 2002          $        7.88          0.06          (0.88)       (0.82)       (0.07)          (0.07)  $        6.99
Year Ended
October 31, 2003          $        6.99          0.07           1.28         1.35        (0.08)          (0.08)  $        8.26

CLASS C SHARES
Period Ended
October 31, 2001 (f)      $        8.83         (0.04)         (0.88)       (0.92)           -               -   $        7.91
Year Ended
October 31, 2002          $        7.91             -          (0.91)       (0.91)           -               -   $        7.00
Year Ended
October 31, 2003          $        7.00          0.08           1.28         1.36        (0.09)          (0.09)  $        8.27

CLASS R SHARES
Period Ended
October 31, 2003 (g)      $        8.01             -           0.25         0.25            -               -   $        8.26

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.07          (0.47)       (0.40)       (0.01)          (0.01)  $        9.59
Year Ended
October 31, 2001          $        9.59          0.15          (1.67)       (1.52)       (0.16)          (0.16)  $        7.91
Year Ended
October 31, 2002          $        7.91          0.11          (0.88)       (0.77)       (0.11)          (0.11)  $        7.03
Year Ended
October 31, 2003          $        7.03          0.10           1.31         1.41        (0.10)          (0.10)  $        8.34


                                                                    RATIOS / SUPPLEMENTAL DATA
                                        ------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                   RATIO OF NET      RATIO OF         INVESTMENT
                                                       RATIO OF     INVESTMENT       EXPENSES           INCOME
                                         NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                         AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                             TOTAL         PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                           RETURN (a)      (000S)       ASSETS        ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)       (4.08%) (h)  $         10    0.71% (i)      1.10% (i)      396.10% (i)      (394.29%) (i)       270.89%
Year Ended
October 31, 2001              (16.16%)  $          8        0.71%          1.44%            3.28%            (1.13%)       226.13%
Year Ended
October 31, 2002               (9.78%)  $      1,072        0.49%          1.69%            0.49%              1.69%        28.41%
Year Ended
October 31, 2003                20.42%  $      9,729        0.48%          1.42%              (j)                (j)         8.08%

CLASS B SHARES
Period Ended
October 31, 2000 (d)       (4.40%) (h)  $         10    1.31% (i)      0.49% (i)      397.48% (i)      (395.68%) (i)       270.89%
Year Ended
October 31, 2001              (16.75%)  $          8        1.31%          1.32%            4.04%            (1.41%)       226.13%
Year Ended
October 31, 2002              (10.46%)  $        130        1.25%          1.39%            1.26%              1.38%        28.41%
Year Ended
October 31, 2003                19.43%  $      5,740        1.22%          0.63%              (j)                (j)         8.08%

CLASS C SHARES
Period Ended
October 31, 2001 (f)      (10.42%) (h)  $          -    1.31% (i)     (0.68%)(i)      124.67% (i)      (124.04%) (i)       226.13%
Year Ended
October 31, 2002              (10.33%)  $         15        1.25%        (0.21%)            3.34%            (2.30%)        28.41%
Year Ended
October 31, 2003                19.64%  $     17,804        1.22%          0.64%              (j)                (j)         8.08%

CLASS R SHARES
Period Ended
October 31, 2003 (g)         3.12% (h)  $          1    0.75% (i)     (0.04%)(i)        0.85% (i)        (0.14%) (i)         8.08%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)   (4.04%) (h)  $        998    0.61% (i)      1.23% (i)       66.76% (i)       (64.92%) (i)       270.89%
Year Ended
October 31, 2001              (16.05%)  $     36,670        0.61%          1.15%            1.44%              0.32%       226.13%
Year Ended
October 31, 2002               (9.88%)  $     90,512        0.61%          1.46%            0.65%              1.42%        28.41%
Year Ended
October 31, 2003                20.26%  $    214,101        0.61%          1.36%              (j)                (j)         8.08%

---------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not annualized.
(i)  Annualized
(j)  There were no fee reductions in this period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATE FUND

                                                      INVESTMENT AVTIVITES                   DISTRIBUTIONS
                                              --------------------------------------  ---------------------------
                                                                NET
                                                              REALIZED
                                                                AND                                                   NET
                                      NET                    UNREALIZED                                              ASSET
                                     ASSET         NET         GAINS         TOTAL                                  VALUE,
                                     VALUE,    INVESTMENT     (LOSSES)       FROM          NET                        END
                                   BEGINNING     INCOME          ON       INVESTMENT   INVESTMENT       TOTAL         OF
                                   OF PERIOD     (LOSS)     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)           $    10.00        0.11         (0.23)       (0.12)       (0.07)          (0.07)  $  9.81
Year Ended
October 31, 2001 (e)               $     9.81        0.22         (1.23)       (1.01)       (0.16)          (0.16)  $  8.64
Year Ended
October 31, 2002                   $     8.64        0.17         (0.69)       (0.52)       (0.18)          (0.18)  $  7.94
Year Ended
October 31, 2003                   $     7.94        0.15          1.08         1.23        (0.16)          (0.16)  $  9.01

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)           $    10.00        0.08         (0.24)       (0.16)       (0.03)          (0.03)  $  9.81
Year Ended
October 31, 2001                   $     9.81        0.19         (1.25)       (1.06)       (0.11)          (0.11)  $  8.64
Year Ended
October 31, 2002                   $     8.64        0.11         (0.71)       (0.60)       (0.12)          (0.12)  $  7.92
Year Ended
October 31, 2003                   $     7.92        0.11          1.06         1.17        (0.13)          (0.13)  $  8.96

CLASS C SHARES
Period Ended
October 31, 2001 (f)               $     9.32       (0.04)        (0.62)       (0.66)           -               -   $  8.66
Year Ended
October 31, 2002                   $     8.66        0.04         (0.75)       (0.71)       (0.05)          (0.05)  $  7.90
Year Ended
October 31, 2003                   $     7.90        0.11          1.06         1.17        (0.13)          (0.13)  $  8.94

CLASS R SHARES
Period Ended October 31, 2003 (g)  $     8.77        0.01          0.18         0.19            -               -   $  8.96

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)           $    10.00        0.11         (0.22)       (0.11)       (0.07)          (0.07)  $  9.82
Year Ended
October 31, 2001                   $     9.82        0.19         (1.19)       (1.00)       (0.19)          (0.19)  $  8.63
Year Ended
October 31, 2002                   $     8.63        0.17         (0.71)       (0.54)       (0.17)          (0.17)  $  7.92
Year Ended
October 31, 2003                   $     7.92        0.15          1.07         1.22        (0.15)          (0.15)  $  8.99


                                                                     Ratios / Supplemental Data
                                                -------------------------------------------------------------------------------
                                                                                                     RATIO OF
                                                                                                        NET
                                                                          RATIO OF                  INVESTMENT
                                                                             NET       RATIO OF       INCOME
                                                                RATIO    INVESTMENT    EXPENSES       (LOSS)
                                                                 OF        INCOME      (PRIOR TO     (PRIOR TO
                                                              EXPENSES     (LOSS)     REIMBURSE-    REIMBURSE-
                                                 NET ASSETS      TO          TO         MENTS)        MENTS)
                                                 AT END OF     AVERAGE     AVERAGE    TO AVERAGE    TO AVERAGE
                                      TOTAL        PERIOD        NET         NET          NET           NET        PORTFOLIO
                                   RETURN (a)      (000S)      ASSETS      ASSETS     ASSETS (b)    ASSETS (b)    TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)           (1.21%) (h)  $         10  0.71% (i)    1.97% (i)  392.91% (i)  (390.23%) (i)       366.93%
Year Ended
October 31, 2001 (e)                  (10.41%)  $          9      0.71%        2.40%        2.39%          0.72%       258.23%
Year Ended
October 31, 2002                       (6.12%)  $      1,186      0.48%        2.37%        0.48%          2.37%        34.36%
Year Ended
October 31, 2003                        15.75%  $      9,972      0.47%        1.88%          (j)            (j)        13.50%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)           (1.61%) (h)  $         10  1.31% (i)    1.35% (i)  393.51% (i)  (390.85%) (i)       366.93%
Year Ended
October 31, 2001                      (10.84%)  $          9      1.31%        2.11%        4.08%        (0.66%)       258.23%
Year Ended
October 31, 2002                       (6.96%)  $        161      1.23%        1.33%        1.24%          1.32%        34.36%
Year Ended
October 31, 2003                        14.89%  $      6,229      1.21%        1.09%          (j)            (j)        13.50%

CLASS C SHARES
Period Ended
October 31, 2001 (f)               (7.08%) (h)  $          -  1.31% (i)   (0.67%)(i)  123.09% (i)  (122.45%) (i)       258.23%
Year Ended
October 31, 2002                       (7.13%)  $        416      1.23%        1.89%        1.29%          1.83%        34.36%
Year Ended
October 31, 2003                        14.98%  $     21,995      1.22%        0.98%          (j)            (j)        13.50%

CLASS R SHARES
Period Ended October 31, 2003 (g)    2.17% (h)  $          1  0.74% (i)    0.68% (i)    0.84% (i)      0.58% (i)        13.50%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)           (1.10%) (h)  $        871  0.61% (i)    2.04% (i)  114.83% (i)  (112.80%) (i)       366.93%
Year Ended
October 31, 2001                      (10.26%)  $     58,228      0.61%        2.06%        0.97%          1.70%       258.23%
Year Ended
October 31, 2002                       (6.35%)  $    123,963      0.61%        2.13%        0.65%          2.09%        34.36%
Year Ended
October 31, 2003                        15.59%  $    247,424      0.60%        1.82%          (j)            (j)        13.50%

---------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not annualized.
(i)  Annualized
(j)  There were no fee reductions in this period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

                                                 Investment Activities                   Distributions
                                         ----------------------------------------  ---------------------------
                                                             NET
                                                        REALIZED AND
                               NET                       UNREALIZED       TOTAL                                       NET
                          ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                            BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                            OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.18          (0.17)        0.01        (0.12)          (0.12)  $        9.89
Year Ended
October 31, 2001 (e)      $        9.89          0.35          (0.75)       (0.40)       (0.30)          (0.30)  $        9.19
Year Ended
October 31, 2002 (e)      $        9.19          0.26          (0.49)       (0.23)       (0.25)          (0.25)  $        8.71
Year Ended
October 31, 2003          $        8.71          0.20           0.75         0.95        (0.22)          (0.22)  $        9.44

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.14          (0.17)       (0.03)       (0.08)          (0.08)  $        9.89
Year Ended
October 31, 2001          $        9.89          0.29          (0.75)       (0.46)       (0.23)          (0.23)  $        9.20
Year Ended
October 31, 2002 (e)      $        9.20          0.20          (0.49)       (0.29)       (0.19)          (0.19)  $        8.72
Year Ended
October 31, 2003          $        8.72          0.14           0.75         0.89        (0.17)          (0.17)  $        9.44

CLASS C SHARES
Period Ended
October 31, 2001 (f)      $        9.64         (0.04)         (0.38)       (0.42)           -               -   $        9.22
Year Ended
October 31, 2002          $        9.22             -          (0.44)       (0.44)       (0.06)          (0.06)  $        8.72
Year Ended
October 31, 2003          $        8.72          0.15           0.73         0.88        (0.18)          (0.18)  $        9.42

CLASS R SHARES
Period Ended
October 31, 2003 (g)      $        9.33          0.01           0.11         0.12            -               -   $        9.45

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.16          (0.14)        0.02        (0.12)          (0.12)  $        9.90
Year Ended
October 31, 2001          $        9.90          0.31          (0.70)       (0.39)       (0.31)          (0.31)  $        9.20
Year Ended
October 31, 2002 (e)      $        9.20          0.26          (0.50)       (0.24)       (0.24)          (0.24)  $        8.72
Year Ended
October 31, 2003          $        8.72          0.19           0.76         0.95        (0.20)          (0.20)  $        9.47


                                                                   Ratios / Supplemental Data
                                       -------------------------------------------------------------------------------------------
                                                                                                    RATIO OF NET
                                                                  RATIO OF NET      RATIO OF         INVESTMENT
                                                      RATIO OF     INVESTMENT       EXPENSES           INCOME
                                        NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                        AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                             TOTAL        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                          RETURN (a)      (000S)       ASSETS        ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)    0.10% (h)  $         10    0.71% (i)      3.02% (i)      438.49% (i)      (434.76%) (i)       425.17%
Year Ended
October 31, 2001 (e)          (4.06%)  $         10        0.71%          3.66%            3.81%              0.56%       235.84%
Year Ended
October 31, 2002 (e)          (2.60%)  $        898        0.50%          2.99%            0.51%              2.98%        49.00%
Year Ended
October 31, 2003               11.02%  $      4,482        0.53%          2.34%              (j)                (j)        19.93%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  (0.26%) (h)  $         10    1.31% (i)      2.44% (i)      439.61% (i)      (435.86%) (i)       425.17%
Year Ended
October 31, 2001              (4.67%)  $         10        1.31%          3.14%            4.52%            (0.07%)       235.84%
Year Ended
October 31, 2002 (e)          (3.22%)  $         83        1.27%          2.24%            1.29%              2.22%        49.00%
Year Ended
October 31, 2003               10.37%  $      2,453        1.28%          1.52%              (j)                (j)        19.93%

CLASS C SHARES
Period Ended
October 31, 2001 (f)      (4.36%) (h)  $          -    1.31% (i)     (0.79%)(i)      122.29% (i)      (121.77%) (i)       235.84%
Year Ended
October 31, 2002              (3.14%)  $         88        1.27%          2.48%            1.33%              2.42%        49.00%
Year Ended
October 31, 2003               10.26%  $      7,530        1.29%          1.45%              (j)                (j)        19.93%

CLASS R SHARES
Period Ended
October 31, 2003 (g)        1.29% (h)  $          1    0.81% (i)      1.34% (i)        0.91% (i)         1.24%) (i)        19.93%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)    0.18% (h)  $      2,231    0.61% (i)      2.85% (i)       32.84% (i)       (29.38%) (i)       425.17%
Year Ended
October 31, 2001              (3.99%)  $     14,772        0.61%          3.34%            2.50%              1.45%       235.84%
Year Ended
October 31, 2002 (e)          (2.70%)  $     36,927        0.61%          2.82%            0.69%              2.74%        49.00%
Year Ended
October 31, 2003               11.09%  $     78,189        0.61%          2.28%            0.65%              2.24%        19.93%

---------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not annualized.
(i)  Annualized
(j)  There were no fee reductions in this period.

FINANCIAL HIGHLIGHTS

================================================================================


GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND

                                                Investment Activities                     Distributions
                                         ----------------------------------------  ---------------------------
                                                             NET
                                                        REALIZED AND
                               NET                       UNREALIZED       TOTAL                                       NET
                          ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                            BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                            OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.23          (0.08)        0.15        (0.16)          (0.16)  $        9.99
Year Ended
October 31, 2001          $        9.99          0.45          (0.28)        0.17        (0.38)          (0.38)  $        9.78
Year Ended
October 31, 2002          $        9.78          0.28          (0.24)        0.04        (0.31)          (0.31)  $        9.51
Year Ended
October 31, 2003          $        9.51          0.26           0.39         0.65        (0.28)          (0.28)  $        9.88

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.19          (0.08)        0.11        (0.12)          (0.12)  $        9.99
Year Ended
October 31, 2001          $        9.99          0.38          (0.28)        0.10        (0.30)          (0.30)  $        9.79
Year Ended
October 31, 2002          $        9.79          0.24          (0.25)       (0.01)       (0.25)          (0.25)  $        9.53
Year Ended
October 31, 2003          $        9.53          0.19           0.38         0.57        (0.23)          (0.23)  $        9.87

CLASS C SHARES
Period Ended
October 31, 2001 (f)      $        9.97         (0.05)         (0.13)       (0.18)           -               -   $        9.79
Year Ended
October 31, 2002          $        9.79          0.23          (0.25)       (0.02)       (0.26)          (0.26)  $        9.51
Year Ended
October 31, 2003          $        9.51          0.20           0.37         0.57        (0.23)          (0.23)  $        9.85

CLASS R SHARES
Period Ended
October 31, 2003 (g)      $        9.83          0.02           0.02         0.04            -               -   $        9.87

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)  $       10.00          0.24          (0.09)        0.15        (0.15)          (0.15)  $       10.00
Year Ended
October 31, 2001          $       10.00          0.41          (0.24)        0.17        (0.38)          (0.38)  $        9.79
Year Ended
October 31, 2002          $        9.79          0.31          (0.26)        0.05        (0.31)          (0.31)  $        9.53
Year Ended
October 31, 2003          $        9.53          0.26           0.38         0.64        (0.27)          (0.27)  $        9.90


                                                                    Ratios / Supplemental Data
                                       ------------------------------------------------------------------------------------------
                                                                                                    RATIO OF NET
                                                                  RATIO OF NET      RATIO OF         INVESTMENT
                                                      RATIO OF     INVESTMENT       EXPENSES           INCOME
                                        NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                        AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                             TOTAL        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                          RETURN (a)      (000S)       ASSETS        ASSETS      NET ASSETS (b)    NET ASSETS (b)    TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) (e)    1.49% (h)  $         10    0.71% (i)      3.86% (i)      441.97% (i)      (437.40%) (i)       449.16%
Year Ended
October 31, 2001                1.71%  $         10        0.71%          4.45%            6.91%            (1.75%)       176.59%
Year Ended
October 31, 2002                0.45%  $        802        0.50%          3.62%            0.50%              3.62%        46.89%
Year Ended
October 31, 2003                6.89%  $      1,798        0.53%          2.83%              (j)                (j)        32.93%

CLASS B SHARES
Period Ended
October 31, 2000 (d) (e)    1.12% (h)  $         10    1.31% (i)      3.26% (i)      443.13% (i)      (438.56%) (i)       449.16%
Year Ended
October 31, 2001                1.04%  $         10        1.31%          3.82%            7.70%            (2.57%)       176.59%
Year Ended
October 31, 2002              (0.15%)  $         75        1.27%          2.77%            1.33%              2.71%        46.89%
Year Ended
October 31, 2003                6.05%  $      1,622        1.29%          1.96%              (j)                (j)        32.93%

CLASS C SHARES
Period Ended
October 31, 2001 (f)      (1.81%) (h)  $          -    1.31% (i)     (0.90%)(i)      121.18% (i)      (120.77%) (i)       176.59%
Year Ended
October 31, 2002              (0.21%)  $        400        1.27%          2.75%            1.29%              2.73%        46.89%
Year Ended
October 31, 2003                6.03%  $      3,592        1.29%          1.95%              (j)                (j)        32.93%

CLASS R SHARES
Period Ended
October 31, 2003 (g)        0.41% (h)  $          1    0.84% (i)      2.03% (i)        0.94% (i)          1.93% (i)        32.93%

SERVICE CLASS SHARES
Period Ended
October 31, 2000 (d) (e)    1.57% (h)  $        492    0.61% (i)      4.32% (i)      154.74% (i)      (149.81%) (i)       449.16%
Year Ended
October 31, 2001                1.75%  $     11,459        0.61%          4.17%            2.58%              2.20%       176.59%
Year Ended
October 31, 2002                0.48%  $     28,253        0.61%          3.49%            0.72%              3.38%        46.89%
Year Ended
October 31, 2003                6.76%  $     59,472        0.61%          2.73%            0.67%              2.68%        32.93%

---------------

(a)  Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not annualized.
(i)  Annualized
(j)  There were no fee reductions in this period.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service
Representatives are available 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any
documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:
811-08495                                                    GG-_____ 3/04

--------------------------------------------------------------------------------
CONCEPT Series

Gartmore Convertible Fund



GARTMORE FUNDS                                             www.gartmorefunds.com

--------------------------------------------------------------------------------

PROSPECTUS

December 15, 2003

(as revised January 26, 2004)


LookBeyond(SM)


Gartmore
                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

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FUND SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Objective and Principal Strategies
Principal Risks
Performance Fees and Expenses

MORE ABOUT THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Temporary Investments
Principal Investments and Techniques

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Investment Adviser

BUYING, SELLING AND EXCHANGING FUND SHARES . . . . . . . . . . . . . . . 10
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES  . . . . . . . . . . . . . . . . . . . . . . . . 20
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . BACK COVER

FUND SUMMARY

================================================================================


This prospectus provides information about one fund offered by Gartmore Mutual Funds (the "Trust") the Gartmore Convertible Fund (the "Fund"). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
7. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has the following share classes:

     - Class A
     - Class B
     - Class C
     - Class R
     - Institutional Service Class
     - Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 10.

FUND SUMMARY - GARTMORE CONVERTIBLE FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to preserve capital and provide current yield and capital appreciation through investments in convertible securities.

Convertible securities are corporate securities (usually a preferred stock or bond) that is exchangeable at the option of the holder for a fixed number of other securities (usually a common stock) at a set price or formula.

Under normal conditions, the Fund invests at least 80% of its net assets in convertible securities. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. The Fund typically invests in convertible securities issued by U.S. companies and has an emphasis on investing in convertible securities that are investment grade. However, the Fund will invest in convertible securities of any credit quality, including those that are below investment grade, and may include securities which currently are not paying interest and that are in default. In addition, a significant portion of the Fund's convertible securities investments are comprised of securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. These securities are known as Rule 144A securities.

Bonds with ratings below the top four rating categories by a nationally recognized rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Rating Group are considered below investment grade and are commonly referred to as junk bonds. These bonds generally offer higher interest rates because the issuer is at greater risk of default (failure to repay the interest on or principal amount of the bond).

The Fund seeks to profit from this strategy both by receiving interest income on a convertible security and from any increase in a convertible security's value. A convertible security's value tends to increase or decrease when the market value of the underlying security (generally common stock) increases or decreases.

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

The Fund's investment philosophy emphasizes current yield and solid credit quality. The portfolio managers seek to buy convertible securities trading at or below par with moderate duration (typically three to seven years). Secondarily, if the security meets their credit standards, the portfolio managers evaluate the equity portion of the convertible security which is based on the underlying common stock, as described below. The portfolio managers typically apply a three-step approach when buying and selling convertible securities for the Fund, which includes:

1. evaluating the default risk of the convertible security by analyzing traditional aspects of the underlying company: including its balance sheet, cash flow, interest coverage (ratio of interest expense vs. earnings) and capital structure;
2. analyzing the convertible security's underlying common stock by reviewing the company's valuation, management, earnings, industry position and common stock's capital appreciation potential; and
3. evaluating the convertible security's value, liquidity and impact on the overall composition and diversification of the Fund.

The portfolio managers consider selling a particular convertible security based on the following criteria:
-    The convertible security sells at 120% or more of its par value;
- Credit measures for the security deteriorate to where more attractive convertible securities are available;
-    There are concerns about the issuer's management; or
-    Fundamentals within the sector in which the issuer operates  weaken.

The portfolio managers may participate in frequent portfolio transactions, which will lead to higher transaction costs and additional tax consequences to the Fund's shareholders, if the portfolio managers believe that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPLE RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

CONVERTIBLE SECURITIES RISK. The value of a convertible security is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value tend to increase as prevailing interest rate levels decline. However, the convertible security's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

FUND SUMMARY - GARTMORE CONVERTIBLE FUND

================================================================================


INTEREST RATE AND INFLATION RISK. Interest rate risk, which is one component of convertible securities risk, is the risk that increases in market interest rates may decrease the value of convertible securities held by the Fund. In general, the prices of convertible securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a convertible security, the more sensitive it is to price shifts as a result of interest rate changes.

The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on convertible securities. Because inflation reduces the purchasing power of income produced by existing convertible debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a convertible security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for lower-rated convertible securities.

STOCK MARKET RISK. Convertible securities are subject to stock market risk with respect to the value of the portion of the convertible securities which is based on the underlying common stock. The Fund does not, however, plan to hold the common stock directly. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

RULE 144A SECURITIES RISK. Rule 144A is a safe harbor from registration under the Securities Act of 1933 for certain securities re-sold solely to qualified institutional buyers. Such Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because they may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

LOWER-RATED SECURITIES RISK. An investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and to adverse economic and business developments.
     - Greater risk of loss due to default or declining credit quality. Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.
     - Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

PORTFOLIO TURNOVER RISK. The Fund's portfolio managers may engage in active and frequent trading of all or part of the securities held by the Fund if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund's share price.

For more detailed information about the Fund's investments and risks, see "More About the Fund" on page 7

PERFORMANCE

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

FUND SUMMARY - GARTMORE CONVERTIBLE FUND

================================================================================


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

Shareholder Fees1 (paid directly                                        Class A        Class B        Class C        Class R
from your investment)                                                    shares         shares         shares         shares
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)                              5.75%  (2)     None           1.00%          None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on redemptions (as a
percentage of original purchase price or sale proceeds, as applicable)       None (3)     5.00%  (4)     1.00%  (5)     None
----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses                                          Class A        Class B        Class C        Class R
(deducted from Fund assets)                                              shares         shares         shares         shares
----------------------------------------------------------------------------------------------------------------------------------
Management Fees(6)                                                         0.65%          0.65%          0.65%          0.65%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   0.25%          1.00%          1.00%          0.40%  (7)
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses8                                                            2.66%          2.51%          2.51%          2.71%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       3.56%          4.16%          4.16%          3.76%
----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements                               2.21%          2.21%          2.21%          2.21%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
(After Waivers/Reimbursements) (9)                                         1.35%          1.95%          1.95%          1.55%


Shareholder Fees1 (paid directly                                        Institutional Service   Institutional
from your investment)                                                            Class shares    Class shares
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)                                            None            None
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on redemptions (as a
percentage of original purchase price or sale proceeds, as applicable)                   None            None
--------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses                                          Institutional Service   Institutional
(deducted from Fund assets)                                                      Class shares    Class shares
--------------------------------------------------------------------------------------------------------------
Management Fees(6)                                                                       0.65%           0.65%
--------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                 None            None
--------------------------------------------------------------------------------------------------------------
Other Expenses8                                                                          2.66%           2.51%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     3.31%           3.16%
--------------------------------------------------------------------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements                                             2.21%           2.21%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
(After Waivers/Reimbursements) (9)                                                       1.10%           0.95%

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front- end Sales Charges" on page 13.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC)  on  Class  A,  Class  B  and  Class C shares" beginning on page 16.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC)  on  Class  A,  Class  B  and  Class C shares" beginning on page 16.

(5) A CDSC of 1% is generally charged when you sell Class C shares within the first year after purchase.

(6) The Fund will commence operations on or about December 30, 2003. As a result, the management fee represents the maximum fee which could be paid to GMF under its investment advisory agreement for the Fund.

(7) "Distribution and/or Service (12b-1) Fees" are based on estimates for the new Class R shares during the current fiscal year. These fees could increase to 0.50% of the Fund's average daily net assets.

(8) As a new Fund, these are estimates for the current fiscal year ending October 31, 2004. These estimates do not take into account the expense limitation agreement between the Trust, on behalf of the Fund, and GMF.

(9) GMF and the Fund have entered into a written contract limiting operating expenses (excluding certain expenses including, but not limited to, any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees) to 0.95% for each of the Fund's classes of shares at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

FUND SUMMARY - GARTMORE CONVERTIBLE FUND

================================================================================


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense limitations through February 28, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 year   3 years
------------------------------------------------------
Class A shares                      $ 705(1)  $  1,410
------------------------------------------------------
Class B shares                      $   698   $  1,363
------------------------------------------------------
Class C shares                      $   396   $  1,152
------------------------------------------------------
Class R shares                      $   158   $    945
------------------------------------------------------
Institutional Service Class shares  $   112   $    812
------------------------------------------------------
Institutional Class shares          $    97   $    767

You would pay the following expenses on the same investment if you did not sell your shares (2):

                1 year   3 years
---------------------------------
Class B shares  $   198  $  1,063
---------------------------------
Class C shares  $   296  $  1,152

---------------
(1)  Assumes a CDSC will not apply.

(2) Expenses paid on the same investment in Class A, Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUND

================================================================================


TEMPORARY INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's investment adviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities;
(2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the Investment Company Act of 1940, as amended, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund will invest primarily in convertible securities, including bonds, debentures, notes, preferred stocks and other securities. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they make income distributions either as dividends or interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertible securities tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible security' market value. For example, as the underlying common stock loses value, convertible securities present less opportunity for capital appreciation, and may also lose value. Convertible securities, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this income feature, convertible securities may compete with non-convertible bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying non-convertible bonds become more attractive, the "investment value" of convertibles may decrease. Conversely, if interest rates decline, convertible securities could increase in value.

Convertible securities tend to be more secure than common stock (companies must generally pay holders of convertible securities before they pay holders of common stock), but they are typically less secure than similar nonconvertible debt securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertible securities are usually subordinate to non-convertible bonds in terms of payment priority, convertible securities typically are rated below investment grade by a rating agency, or they are not rated at all.

PREFERRED STOCK. Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.

However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

MEDIUM-GRADE OBLIGATIONS. The Fund may invest in medium- grade securities. Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Fund's investment adviser to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

MORE ABOUT THE FUND

================================================================================


DURATION. Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

RULE 144A SECURITIES. The Fund may invest in Rule 144A securities. Rule 144A securities are restricted securities that are not registered for offering to the public. Institutional markets for Rule 144A securities have developed. Because there is a more limited market for Rule 144A securities than for publicly traded securities, the Fund may encounter difficulties in valuing and transacting in Rule 144A securities.

MANAGEMENT

================================================================================


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and advises mutual funds. As of September 30, 2003, GMF and its affiliates had approximately $25.5 billion in assets under management, including approximately $14 billion managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets, is 0.65%.

PORTFOLIO MANAGEMENT TEAM

GMF takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one portfolio manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

JEREMIAH O'GRADY has over 35 years of investment management experience, specializing in convertible securities. Mr. O'Grady is also the President of CODA Capital Management ("CCM"), an affiliate of GMF since August 2002. Prior to founding CCM in September 1998, Mr. O'Grady was an executive vice president of Jeffries & Company in New York for 11 years during which where he established Jeffries & Company's Convertible Securities Department.

CHARLES WRIGHT is also a partner with CCM, Mr. Wright has been active in the securities and investment industry for ten years. Prior to joining CCM in 1999, Mr. Wright was a portfolio manager for Palomar Capital Management, a division of Pilgrim Baxter & Associates, for six years.

SEAN GEORGE is primarily responsible for analyzing convertible securities for the Fund and CCM. From September 2000 to June 2002, Mr. George was earning his M.B.A. from the University of Chicago Graduate School of Business. From September 1996 to July 2000, Mr. George was an international finance manager at Sterling Software where he was responsible for financial reporting, strategic planning, foreign accounting translation and determining credit terms for foreign distributors.

CHRISTOPHER O'GRADY is responsible for securities trading for the Fund and at CCM. Mr. O'Grady has been active in the securities and investment industry for 12 years. Prior to joining CCM in June 2002, Mr. O'Grady was a vice president at Bank of America Securities beginning September 1999, where he provided equity research coverage to the institutional investment community. From August 1993 until August 1999, Mr. O'Grady was Vice President of Institutional Sales at First Boston.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

-    Class A shares
-    Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

-    Class B shares if you sell your shares within six years of purchase
-    Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares each pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class R, and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                      Class B shares                                Class C shares
-------------------------------------  -----------------------------------------  -----------------------------------------------
Front-end sales charge means that a    No front-end sales charge, so your full    Front-end sales charge means that a portion of
portion of your initial investment     investment immediately goes toward         your initial investment goes toward the sales
goes toward the sales charge, and      buying shares                              charge and is not invested. Front-end Sales
is not invested                                                                   Charge on Class C is lower than Class A Shares
-------------------------------------  -----------------------------------------  -----------------------------------------------
Reductions and waivers of the sales    No reductions of the CDSC available,       Like Class B shares, no reductions of the
charge available                       but waivers available                      CDSC are available, but waivers are available
-------------------------------------  -----------------------------------------  -----------------------------------------------
Lower expenses than Class B and        Higher distribution and service fees than  Higher distribution and service fees than
Class C shares mean higher dividends   Class A shares mean higher fund            Class A shares mean higher fund expenses
per share                              expenses and lower dividends per share     and lower dividends per share
-------------------------------------  -----------------------------------------  -----------------------------------------------
Conversion features are not            After seven years, Class B shares convert  Unlike Class B shares, Class C shares do not
applicable                             into Class A shares, which reduces your    automatically convert into another class
                                       future fund expenses
-------------------------------------  -----------------------------------------  -----------------------------------------------
No sales charge when shares are        CDSC if shares are sold within six years:  CDSC of 1% is applicable if shares are sold in
sold back to a Fund (1)                5% in the first year, 4% in the second,    the first year after purchase
                                       3% in the third and fourth years, 2% in
                                       the fifth, and 1% in the sixth year
-------------------------------------  -----------------------------------------  -----------------------------------------------
No maximum investment limit            Investments of $250,000 or more may be     Investments of $1,000,000 or more may be
rejected (2)                                                                      rejected (3)

---------------

(1)  A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.
(2)  This limit was calculated based on a seven year holding period.
(3)  This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


compensation plans and other retirement accounts (collectively, "retirement plans") whereby the plan or the plan's financial service firm has an agreement with the Gartmore Distribution Services, Inc. to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase Class A, Institutional Service Class or Institutional Class shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

For investors who are eligible to purchase Institutional and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B, Class C or Class R shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
- registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserve the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

MINIMUM INVESTMENT - CLASS A, B, & C SHARES

To open an account (per Fund)                              $    2,000
---------------------------------------------------------------------
To open an IRA account (per Fund)                          $    1,000
---------------------------------------------------------------------
Additional investments (per Fund)                          $      100
---------------------------------------------------------------------
To start an Automatic Asset Accumulation Plan              $    1,000
---------------------------------------------------------------------
Additional Automatic Asset Accumulation Plan Transaction   $       50
---------------------------------------------------------------------
MINIMUM INVESTMENT - INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)                              $   50,000
---------------------------------------------------------------------
Additional investments None
---------------------------------------------------------------------
MINIMUM INVESTMENT - INSTITUTIONAL CLASS SHARES

To open an account (per Fund)                              $1,000,000
---------------------------------------------------------------------
Additional investments                                           None

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848- 0920 for more information.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


FRONT-END SALES CHARGES

CLASS A SHARES

The chart below shows the applicable Class A front-end sales charges, which decrease as the amount of your investment increases.

                           Sales Charge               Dealer
                              as a                  Commission
                          percentage of                as a
                      --------------------------
                                     Amount       percentage of
                      Offering      Invested         Offering
Amount of Purchase      Price    (approximately)      Price
----------------------------------------------------------------
Less than $50,000        5.75%        6.10%           5.00%
----------------------------------------------------------------
50,000 to $99,999        4.75         4.99            4.00
----------------------------------------------------------------
100,000 to $249,999      3.50         3.63            3.00
----------------------------------------------------------------
250,000 to $499,999      2.50         2.56            2.00
----------------------------------------------------------------
500,000 to $999,999      2.00         2.04            1.75
----------------------------------------------------------------
1 million or more        None         None             None

CLASS C SHARES

Sales of Class C shares will be charged a front-end sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more Gartmore Mutual Funds (including the Fund) and Gartmore Mutual Funds II, Inc. (collectively "Gartmore Funds") at one time, or you can utilize the Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 0.50% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 0.50% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The above tables show how the
     --------------------------------------------
     sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at the same address
    -----------------------
     can combine investments in Class A shares of the Gartmore Funds, possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the Gartmore
     ----------------------------
     Funds' Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds
     -------------------------------------------------
     of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from your account,
     -------------------------------
     we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month period
     -------------------------
     you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of one of the following sales:
     -    Sales of non-Gartmore Fund shares
     - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


          To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of the Trust (including its predecessor trusts)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Plan participants should contact their retirement plan administrator for information regarding buying Class R shares. Retirement plan administrators or retirement plans wishing to purchase Class R shares should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice- response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS  1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale. Payment for shares you recently purchased may be delayed up to 10 business days from the date of purchase to allow time for the check to clear.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Under extraordinary circumstances the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you.

The Board of Trustees of Gartmore Mutual Funds has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or

BUYING, SELLING AND EXCHANGING FUND SHARES

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- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A,  CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
--------------------------------------------------------------------
Sales charge   5%     4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                                  $1 million to      $25 million or
Amount of Purchase                  $24,999,999             or more
--------------------------------------------------------------------
Amount of CDSC                             0.50%               0.25%

The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must generally pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 701/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B and Class C shares". Plan participants should contact their retirement plan administrator for information regarding buying Class R shares. Retirement plan administrators or retirement plans wishing to sell Class R shares should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact customer service at 1-800- 848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1- 800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss,

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Gartmore Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling Fund Shares" on page 20.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES-CLASS A, CLASS B AND  CLASS C SHARES

If the value of your Class A, B or C shares of the Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Class           As a % of daily net assets
-------------------------------------------------------------------
Class A shares  0.25% (distribution or service fee)
-------------------------------------------------------------------
Class B shares  1.00% (0.25% service fee)
-------------------------------------------------------------------
Class C shares  1.00% (0.25% service fee)
-------------------------------------------------------------------
Class R shares  0.50% (0.25% of which may be either a distribution or service fee)

Institutional Class and Institutional Service Class shares pay no  12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes- Exchanging Fund Shares" on page 21.

Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Institutional Service Class and Institutional Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 14 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of the Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


Fund                                                                Exchange Fee

Gartmore Long-Short Equity Plus Fund  . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Emerging Markets Fund  . . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore International Growth Fund  . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Financial Services Fund . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Utilities Fund  . . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Health Sciences Fund  . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Nationwide Leaders Fund  . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . . . . . . . . . .2.00%

Gartmore Global Technology and Communications Fund  . . . . . . . . . . . .2.00%

Gartmore Micro Cap Equity Fund  . . . . . . . . . . . . . . . . . . . . . .1.50%

Gartmore Mid Cap Growth Fund  . . . . . . . . . . . . . . . . . . . . . . .1.50%

Gartmore Millennium Growth Fund . . . . . . . . . . . . . . . . . . . . . .1.50%

Gartmore Value Opportunities Fund . . . . . . . . . . . . . . . . . . . . .1.50%

Nationwide Small Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . .1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTIONS AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax- deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long- term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long- term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. No interest is paid during the time the check is outstanding.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX- DEFERRED ACCOUNTS

When you use a fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax- deferred account, dividend and capital gain distributions from the fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Class R shares of a fund are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any  documents.)

ON THE EDGAR DATABASE VIA  THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov


THE TRUST'S INVESTMENT COMPANY ACT  FILE NO.: 811-08495


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

www.gartmorefunds.com                                               GG-0241 1/04

--------------------------------------------------------------------------------
                  GARTMORE NATIONWIDE PRINCIPAL PROTECTED FUND

                                   PROSPECTUS

                              _______________, 2004

              AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
                 COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
               FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS
             IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.


The initial offering of Fund shares is expected to run from _______, 200_ through ___________, 200_ (unless it is closed early or extended). Payment for all purchases during the Offering Period must be received by _________, 200_. After _____, 200_, and until the end of the Guarantee Period, shares will only be issued upon reinvestment of dividends and distributions.

FUND  SUMMARY

This prospectus provides information about the Gartmore Nationwide Principal Protected Fund. The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Funds" beginning on page _. "You" and "your" refer to potential investors and current shareholders of the Fund.
The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

OVERVIEW

The Fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but also to provide a hedge against a falling equity marketplace. To do that, the Fund offers to return to investors who maintain their investment for the entire Guarantee Period (which will last seven years) at least their Guaranteed Amount. The Guaranteed Amount (as described in greater detail below) is the initial value of the investor's account at the beginning of the Guarantee Period. The Guaranteed Amount may be reduced by certain extraordinary expenses or as a result of certain decreases in the Fund's net assets if the Fund or its service providers do not perform as required under the Fund's Capital Protection Agreement (as described below). The Guaranteed Amount also does not include the amount of any initial sales charges. In order to receive the Guaranteed Amount at the end of seven years, you must maintain your investment, not redeem any shares and automatically reinvest all dividends and distributions in additional shares of the Fund during the entire Guarantee Period.

The Fund has an Offering Period, a Guarantee Period and a Post Guarantee Period (as described below). Shares of the Fund will be offered during an initial Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends and distributions. The initial Offering Period will run from ___________ through __, 200_, unless extended. It is also possible that the Fund might decide to close the Offering Period early in its discretion. The Fund may also decide, in its discretion, not to commence the Guarantee Period if it does not receive at least $---50 million in investments during the initial Offering Period or if market conditions are not favorable to launch the Fund. If the Guarantee Period is not commenced and the Fund is liquidated, you will receive any net income earned on your shares during the Offering Period and any applicable sales charge will be returned. The Fund will be offered on a continuous basis during the Post Guarantee Period.

OFFERING PERIOD. The Offering Period is expected to run from ______, 200_ through___________, 200_. Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, reserves the right to extend the Offering Period until no later than _______, 200_. It is also possible that the Fund might decide to close the Offering Period early in its discretion. All orders and applications to purchase shares must be received by the Fund as of 4:00 p.m. ET on the last day of the Offering Period. During the Offering Period, Fund assets will be invested primarily in high quality money market instruments and short-term debt securities. Although the Fund will invest in high quality short-term money market and debt securities during the Offering Period in order to minimize this possibility, your investment could decrease in value during that period so that your Guaranteed Amount is less than your initial investment.

GUARANTEE PERIOD. The Guarantee Period will run from the second business day after the end of the Offering Period through seven years from that date, or if that day is not a business day, the first business day thereafter (the
"Guarantee Maturity Date"). During the Guarantee Period, the Fund will seek total return through a flexible combination of capital appreciation and current income to the extent possible while preserving principal. The Fund's assets will generally be allocated between a "Total Return Component" (consisting primarily of equity securities) and a "Protection Component" (consisting primarily of high quality debt securities) during the Guarantee Period.

The Fund has entered into a Capital Protection Agreement with AIG Financial Products Corp. (the "Capital Protection Provider"), in order to ensure that the Fund will be able to redeem any shareholder's account on the Guarantee Maturity Date at the Guaranteed Amount, provided that such shareholder reinvests all dividends and distributions received from the Fund and redeems no shares.

                                    -- 1 --

Under the Capital Protection Agreement, if the assets of the Fund do not meet certain requirements or certain other conditions occur during the Guarantee Period (including noncompliance with the certain agreed upon investment parameters) (each, a "Trigger Event", as further described below), then the Fund may be required to liquidate its assets in both the Total Return Component and the Protection Component (other than certain zero coupon U.S. Treasury securities it then holds), and will pay the proceeds of that liquidation to the Capital Protection Provider. In exchange for those proceeds, the Capital
Protection Provider will deliver to the Fund zero coupon U.S. Treasury securities with a face amount that, together with the face amount of any zero coupon U.S. Treasury securities then held by the Fund, equals at least the aggregate Guaranteed Amount (if this occurs, the Fund will be irreversibly invested in such zero coupon U.S. Treasury securities for the remainder of the Guarantee Period and a "Zero Coupon Investment Period" will begin). If the Fund moves into a Zero Coupon Investment Period, the Fund will be required to hold the zero coupon U.S. Treasury securities to maturity except to the extent that they need to be sold to cover shareholder redemptions and Fund expenses. At the end of the Guarantee Period, the Fund will inform the Capital Protection Provider whether there are sufficient Fund assets to pay the aggregate Guaranteed Amounts to the remaining shareholders. If there are not sufficient assets on the Guarantee Maturity Date and assuming that the Fund and its service providers have performed as required under the Capital Protection Agreement, the Capital Protection Provider will then pay to the Fund an amount of cash that, together with the available cash at the Fund, equals the aggregate Guaranteed Amount.

The Capital Protection Provider is a Delaware corporation. The Capital Protection Provider and its subsidiaries conduct, primarily as principal, a financial derivative products business. The Capital Protection Provider also enters into investment contracts and other structured transactions, and invests in a diversified portfolio of securities. In the course of conducting its business, the Capital Protection Provider also engages in a variety of other related transactions. AIG, Inc. (AIG), the Capital Protection Provider's parent, is also organized as a Delaware corporation. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, and retirement savings and asset management.AIG has unconditionally guaranteed the payment obligations of the Capital Protection Provider arising under the Capital Protection Agreement.

Your Guaranteed Amount is the initial value of your account as of the beginning of the Guarantee Period. Your Guaranteed Amount will be reduced, as more fully described below, if you take any dividends or distributions in cash instead of automatically reinvesting them in additional shares of the Fund or you redeem any shares before the Guarantee Maturity Date. Your Guaranteed Amount may also be reduced by:

- any extraordinary expenses incurred by the Fund that are not covered by the Capital Protection Agreement (including, for example, legal fees or other costs of litigating a claim brought against the Fund); and

- any reduction in the Fund's net assets because the Fund, GMF or its other service providers do not perform as required under the Capital Protection Agreement.

Although the Fund never restricts your ability to redeem your shares or to take dividends or distributions in cash instead of reinvesting them, you will be reducing or eliminating the benefit of the Capital Protection if you do so during the Guarantee Period. As a result, shareholders who redeem during the Guarantee Period will bear the cost of the Capital Protection Agreement without receiving any corresponding benefit.

POST GUARANTEE PERIOD. During the Post Guarantee Period, which will commence immediately following the Guarantee Period, the Fund expects to seek total return through a flexible combination of capital appreciation and current income. During this period, the Fund's investments will be primarily common stocks and other equity securities.

DURING THE OFFERING PERIOD AND THE POST GUARANTEE PERIOD, THE CAPITAL PROTECTION AGREEMENT DOES NOT PROTECT THE FUND FROM REDUCTIONS IN THE MARKET VALUE OF ITS ASSETS. THEREFORE, THE VALUE OF YOUR ACCOUNT COULD GO DOWN DURING THESE PERIODS.


                                    -- 2 --

WHO  SHOULD  INVEST  IN  THE  FUND

The  Fund  may  be  an  appropriate  investment  for  you  if  :

-    Your  investment  horizon  is  at  least  seven  years.

- You do not expect to need distributions or withdrawals during the next seven years.

- You seek some of the growth potential of the stock market but are willing to accept reduced or no participation in the stock market in order to guarantee the amount of your principal.

-    You  want  a  professionally  managed  and  diversified  portfolio.

A  QUICK  NOTE  ABOUT  SHARE  CLASSES

The  Fund  has  the  following  share  classes:

-     Class  A
-     Class  B
-     Class  C

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page _.


                                    -- 3 --

FUND  SUMMARY  -  GARTMORE  NATIONWIDE  PRINCIPAL  PROTECTED  FUND


OBJECTIVE  AND  PRINCIPAL  STRATEGY  DURING  THE  GUARANTEE  PERIOD

The Fund seeks total return through a flexible combination of capital appreciation and current income to the extent possible while preserving principal. There can be no guarantee that the Fund will achieve its objective.

Under normal market conditions, during the Guarantee Period the Fund's assets are allocated between a:

-TOTAL RETURN COMPONENT, consisting primarily of equity securities, and a - PROTECTION COMPONENT, consisting primarily of high quality debt securities, which may include a significant portion of zero coupon securities.

If a Trigger Event occurs prior to the Guarantee Maturity Date, the Fund may be required to liquidate all assets held in the Total Return Component and the Protection Component (except for certain zero coupon U.S. Treasury securities held by the Fund). The Fund then will irrevocably allocate all of its assets to zero coupon U.S. Treasury securities scheduled to mature within one year before the end of the Guarantee Period, and a Zero Coupon Investment Period will commence. During a Zero Coupon Investment Period, the Fund will be required to hold zero coupon U.S. Treasury securities to maturity, except to the extent that they need to be sold to cover shareholder redemptions and Fund expenses.

TOTAL RETURN COMPONENT - The Fund's Total Return Component invests primarily in common stocks and convertible securities. The portfolio managers consider the following factors when choosing companies to purchase:

-     Above  average  revenue  growth,
-     Consistent  earnings  growth,
-     Above  average  earnings  growth,  and
-     Attractive  valuation.

The  portfolio  managers  usually  will  sell  securities  if:

-     There  is  a  significant  increase  in  share  price,
-     The  outlook  of  a  company's  earnings  becomes  less  attractive,  or
-     More  favorable  opportunities  are  identified.

[SIDE  BAR]

TOTAL  RETURN

Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that may pay dividends and other income, instead of relying solely on the security's prospects for increasing in value. Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

PROTECTION COMPONENT - The Fund's Protection Component invests primarily in high quality debt securities. The portfolio managers of the Protection Component will manage the Fund on a duration neutral basis so that the duration of the Protection Component is approximately equal to the period remaining in the Guarantee Period. The Protection Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, which may include zero coupon securities. It may also invest in asset-backed securities, which will be rated in the highest two categories by a nationally recognized rating agency (rating agency) such as Standard and Poor's Ratings Services or Moody's Investors Service, Inc.,or, if unrated, judged by the Protection Component's portfolio managers to be of equivalent quality. The asset-backed securities that the Fund purchases will generally be structured to provide fairly certain cash flows and to mitigate prepayment and extension risks (as described below). The Fund may also invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities), money market instruments and other debt instruments.

                                    -- 4 --

[SIDE  BAR]

DURATION is a measure of the expected life of the Fund's portfolio on a present value basis reflecting both principal and interest payments.

ASSET ALLOCATION - The Fund's assets will be allocated between equity securities in the Total Return Component and debt securities in the Protection Component. GMF will evaluate the relative allocation between equity and debt securities daily and makes any necessary adjustments to the Fund's portfolio. It is believed that the initial allocation will be __% to __% to the Total Return Component with the remaining assets allocated to the Protection Component, but it cannot be approximated or known with certainty until the end of the Offering Period. The allocation during the Guarantee Period will fluctuate in response to changes in the securities markets and application of certain provisions of the terms of the Capital Protection Agreement (the "Fund Allocation Conditions") that determine the allocation of the Fund's assets between the Total Return Component and the Protection Component. Factors reflected in the asset allocation methodology include, but are not limited to:

- The market value of the Fund's assets as compared to the aggregate Guaranteed Amount

-    The  prevailing  level  of  interest  rates

-    The  volatility  of  the  equity  markets

-    The  length  of  time  remaining  until  the  Guarantee  Maturity  Date

Because market conditions and the level of interest rates are subject to change and because GMF evaluates its asset allocation on a daily basis, it is impossible to say with certainty how much of the Fund's assets will be allocated to a particular component over any period of time. In general, as the market value of the Total Return Component rises, more assets will be allocated to the Total Return Component, and as the market value of the Total Return Component declines, more assets will be allocated to the Protection Component. IN THE EVENT OF A SIGNIFICANT DECLINE IN THE VALUE OF THE TOTAL RETURN COMPONENT, ALL OF THE FUND'S ASSETS MAY BE IRREVOCABLY ALLOCATED TO ZERO COUPON U.S. TREASURY SECURITIES AND A ZERO COUPON INVESTMENT PERIOD WILL BEGIN. Conversely, it is possible, although unlikely, that changes in market conditions and in the level of interest rates could cause the Fund to allocate all or substantially all of the Fund's assets to the Total Return Component. Under the Fund Allocation Conditions, the Fund is also required to satisfy certain risk management requirements, which will also restrict the manner in which the Fund may invest its assets. The Fund's holdings of cash and cash equivalents during the Guarantee Period will generally be limited to an amount necessary to meet anticipated expenses and redemptions and to limit portfolio turnover.

The Fund expects to have a portfolio turnover rate in excess of 200% due to its asset allocation strategies, which may result in higher taxable distributions to shareholders and higher transaction costs than a comparable investment without the benefit of the Capital Protection Agreement would produce.

PRINCIPAL  RISKS  DURING  THE  GUARANTEE  PERIOD

The principal risks of an investment in the Fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on the Fund's ability to allocate assets between the Total Return Component and the Protection Component and to select investments within each component, subject to the investment parameters of the Capital Protection Agreement, including the investment guidelines that determine the separate composition of each of the Total Return Component and the Protection Component (the "Investment Management Guidelines") and the Fund Allocation Conditions. BECAUSE THE FUND INVESTS IN BOTH STOCKS AND DEBT SECURITIES, THE FUND MAY UNDERPERFORM STOCK FUNDS WHEN STOCKS ARE IN FAVOR AND UNDERPERFORM BOND FUNDS WHEN DEBT SECURITIES ARE IN FAVOR.

However, if you automatically reinvest all dividends and distributions and do not redeem any shares during the Guarantee Period, you will be entitled to redeem your shares held on the Guarantee Maturity Date for an amount no less than your Guaranteed Amount.

                                    -- 5 --

As with any mutual fund, the value of the Fund's investments - and therefore the value of Fund shares - may go down. Although the Fund will seek to protect the Fund's original principal value at the Guarantee Maturity Date, the value of the Fund's shares will fluctuate during the Guarantee Period and may decline below the original principal value. Changes in the value of the Fund's shares may occur because a particular stock in which the Fund invests is rising or falling, or in response to interest rate changes. Also, GMF may select securities that underperform the stock market, the relevant indices or other funds withsimilar investment objectives and investment strategies. At other times, there are specific factors that may affect the value of a particular investment. You could lose money by investing in the Fund if you redeem your shares prior to the Guarantee Maturity Date or if the value of the Fund's investments goes down and the Capital Protection Provider and AIG are unable to meet their respective obligations under the Capital Protection Agreement and the related guarantee.

The Fund will distribute any net gains and income (including accrued but unpaid income on zero coupon securities) to shareholders at least annually. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund. Shareholders who reinvest distributions in the Fund will be required to pay taxes on such distributions from other assets. Shareholders who do not reinvest distributions, however, will be subject to a reduction in their Guaranteed Amount.

 RISKS  ASSOCIATED  WITH  THE  CAPITAL  PROTECTION  AGREEMENT

The Fund has entered into the Capital Protection Agreement with the Capital Protection Provider to ensure that on the Guarantee Maturity Date each shareholder will be able to redeem his or her shares at his or her Guaranteed Amount. It is possible that the financial position of the Capital Protection Provider and AIG, which has guaranteed the Capital Protection Provider's payment obligations under the Capital Protection Agreement, may deteriorate and they would be unable to satisfy their respective obligations under the Capital Protection Agreement and the related guarantee. In such event, shareholders will receive the Fund's net asset value if they redeem their shares on the Guarantee Maturity Date, which could be less than the Guaranteed Amount. The Capital Protection Agreement is solely the obligation of the Capital Protection Provider, whose payment obligations are guaranteed by AIG. Neither the Fund nor the Guaranteed Amount is guaranteed by GMF, Nationwide Mutual Insurance Company or their affiliates, the United States Government, or any other person. While the Capital Protection Agreement will protect the Fund from any reductions in the Fund's net asset value that are attributable to fluctuations in the market value of the Fund's asset, other reductions may occur if the Fund, GMF or its other service providers do not perform as required under the Capital Protection Agreement.

The Capital Protection Agreement requires GMF to manage the Fund in accordance with the Investment Management Guidelines and the Fund Allocation Conditions, which are part of the agreement, in an attempt to limit the Fund's and the Capital Protection Provider's risk. The Investment Management Guidelines and the Fund Allocation Conditions are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Guaranteed Amount at the Guarantee Maturity Date. In addition, the Investment Management Guidelines, together with the Fund Allocation Conditions, limit the manner in which the Fund may be managed during the Guarantee Period, and thus limit GMF's ability to respond to changing market conditions. If the Fund fails to comply with the Investment Management Guidelines or the Fund Allocation Conditions or otherwise does not perform as required under the Capital Protection Agreement, a Trigger Event may occur and subject to the Fund's limited ability to cure the Trigger Event, a Zero Coupon Investment Period may begin.

PORTFOLIO TURNOVER RISK. The portfolio managers may engage in active and frequent trading of securities if they believe that doing so is in the best interest of the Fund and to implement the Fund's asset allocation strategies. This can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares of the Fund.


                                    -- 6 --

TOTAL  RETURN  COMPONENT  RISK

STOCK MARKET RISK. Stock market risk is the risk that the Fund (or the Total Return Component during the Guarantee Period) could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. PROTECTION COMPONENT RISK

INTEREST RATE. The principal risk associated with investing in debt securities is interest rate risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.

As described above, the Fund seeks to maintain the duration of the Protection Component approximately equal to the period remaining in the Guarantee Period. This means that the Fund will initially attempt to structure the Protection Component so that its portfolio of securities has a duration of seven years (the period remaining in the Guarantee Period). As the Fund draws nearer to the Guarantee Maturity Date, the duration of the Protection Component will be reduced. As a result, the Fund will be more susceptible to the risk of rising interest rates early in the Guarantee Period, when its Protection Component is likely to have a longer duration.

Because the Fund contains a significant amount of zero coupon securities (and which may include STRIPS), the market value of the Fund's assets generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. The Fund accrues income on these zero coupon securities for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's cash distribution obligations. In such event, the Fund will forego the purchase of additional income producing assets with these assets.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

PREPAYMENT AND EXTENSION RISK. The issuers of asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Protection Component may have to reinvest the proceeds from prepayments at lower rates. When asset-backed securities are prepaid, the Protection Component of the Fund may also fail to recover premiums paid for securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of asset-backed securities volatile.
In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments or principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the subadviser anticipated, affecting the maturity and volatility of the Protection Component.


                                    -- 7 --

RISKS  ASSOCIATED  WITH  ASSET  ALLOCATION

If interest rates are low at the inception of the Guarantee Period, Fund assets may be largely invested in the Protection Component (particularly zero coupon securities) in order to increase the likelihood of preserving the original principal value of the Fund. If Fund assets are largely invested in the Protection Component, the Fund's exposure to equity markets will be reduced and the Fund will be more highly correlated with debt securities. In addition, if during the Guarantee Period the equity markets and consequently the Total Return Component experiences a major decline, the Fund's assets may become largely or entirely invested in the Protection Component. In fact, if the value of the Total Return Component were to decline significantly (whether within a short period of time or over a protracted period), a Zero Coupon Investment Period would commence, and the Fund would then be required to completely and irreversiblely allocate its assets to zero coupon U.S. Treasury securities. In the Zero Coupon Investment Period, the Fund would not participate in any subsequent recovery in the equity markets. Investment in the Protection Component during the Guarantee Period reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that is more heavily invested in equities. In addition, the Investment Management Guidelines and Fund Allocation Conditions require the Fund to be managed within certain investment parameters during the Guarantee Period. Accordingly, the Investment Management Guidelines and Fund Allocation Conditions could limit the Fund's ability to alter the allocation of Fund assets during the Guarantee Period in response to changing market conditions.

SHARES OF THE FUND MAY FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF:

- THE FUND INCURS CERTAIN EXPENSES THAT ARE NOT COVERED BY THE FUND'S EXPENSE LIMITATION AGREEMENT, SUCH AS LITIGATION EXPENSES, UNUSUAL LEGAL FEES OR OTHER EXTRAORDINARY EXPENSES

-    YOU  DO  NOT  AUTOMATICALLY  REINVEST  DIVIDENDS  AND  DISTRIBUTIONS

-    YOU  REDEEM  YOUR  SHARES  PRIOR  TO  THE  GUARANTEE  MATURITY  DATE

-    YOU  CONTINUE  TO  HOLD  FUND  SHARES  AFTER  THE  GUARANTEE  MATURITY DATE

- THE CAPITAL PROTECTION PROVIDER OR AIG BECOMES INSOLVENT OR ITS CREDITWORTHINESS DETERIORATES AND THE CAPITAL PROTECTION PROVIDER IS UNABLE TO MEET ITS OBLIGATIONS TO THE FUND.

For more detailed information about the Fund's investments and risks, see "More About the Fund" on page __.

OBJECTIVE  AND  PRINCIPAL  STRATEGY  DURING  THE  POST  GUARANTEE  PERIOD

The Fund seeks total return through a flexible combination of capital appreciation and current income.

There  can  be  no  guarantee  that  the  Fund  will  achieve  its  objective.

After the Guarantee Maturity Date, the Fund will, in the ordinary course of its investment activities, sell most or all of its assets in the Protection
Component and increase the Total Return Component as soon as reasonably practicable. During the Post Guarantee Period, the Fund's principal investment strategies are the same as those described under "Total Return Component" on page ___.

                                    -- 8 --

[During the Post Guarantee Period, the Board of Trustees of the Trust may, in its discretion, cause the Fund to invest all of its assets in shares of another mutual fund with the same investment objective (in a master/feeder structure) without shareholder approval (if such change is permitted by the Trust's organizational documents and applicable law). In such event, the Fund will become a "feeder" fund in a master/feeder structure and will no longer make direct investments in securities.

The Board of Trustees of the Trust may also cause the Fund to be liquidated or combined with another fund (without shareholder approval to the extent permitted by the Trust's organizational documents), unless otherwise required by law.

To the extent that the Fund becomes a feeder fund, is liquidated or combined with another fund without obtaining shareholder approval, shareholders will receive 60 days notice before the changes are made.]

PRINCIPAL  RISKS  DURING  THE  POST  GUARANTEE  PERIOD

Generally, the principal risks of the Fund during the Post Guarantee Period are the same as the principal risks of the Total Return Component during the Guarantee Period (primarily stock market risk), except that the Fund will not have the benefit of the Capital Protection Agreement.

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

PERFORMANCE

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.


                                    -- 9 --

FEES  AND  EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.





SHAREHOLDER FEES1
(PAID DIRECTLY FROM YOUR                                      CLASS A   CLASS B   CLASS C
INVESTMENT)                                                    SHARES    SHARES    SHARES
Maximum Sales Charge (Load) imposed on purchases               5.25%2   None         1.00%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) imposed on redemptions   None3      5.00%4    1.00%5
(as a percentage of original purchase price or sale
proceeds, as applicable)

                                                             Class A   Class B   Class C
Annual Fund Operating Expenses (deductedfrom Fund assets      shares    shares    shares
Management Fees6                                                 0.60%     0.60%     0.60%
Service (12b-1) Fees                                             0.25%     1.00%     1.00%
Other Expenses7, 8                                               1.32%     1.07%     1.07%
TOTAL ANNUAL FUND OPERATING EXPENSES                             2.17%     2.67%     2.67%







Amount of Fee Waivers/     0.22%  0.22%  0.22%
Expense Reimbursements

TOTAL ANNUAL FUND          1.95%  2.45%  2.45%
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)9

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" on page __.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC)  on  Class  A,  Class  B  and  Class C shares" beginning on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

6 The management fee will vary during the stages of the Fund's investment program. The table sets forth the highest advisory fee which is the fee that will generally be paid during the Guarantee Period and Post Guarantee Period. During the Offering Period, the management fee will be 0.40%. See "Management-Investment Adviser" on page ___.

7 A fee associated with the Capital Protection Agreement at an annual rate of 0.75% of the average daily net assets of the Fund payable to the Capital Protection Provider is included in "Other Expenses." This fee is only applicable during the Guarantee Period. See "The Capital Protection Agreement" on page ___ for more information.

8 As a new Fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expense limitation agreement between the Fund and GMF.

9 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 1.95% for Class A shares and 2.45% for Class B and Class C shares during the Guarantee Period (through at least _______________, 20__) unless the Fund enters a Zero Coupon Investment Period at which time the expenses will not exceed 1.15% for Class A shares and 1. 65% for Class B and Class C shares. During the Offering Period the expenses will not exceed 1.40% for Class A shares and 1.90% for Class B and Class C shares The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that such reimbursement will not cause the expenses of each class of the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

                                    -- 10 --

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                1 YEAR   3 YEARS
Class A shares  $  7031  $   1076
Class B shares  $   748  $   1064
Class C shares  $   447  $    856


You  would pay the following expenses on the same investment if you did not sell
your  shares   2:


                1 YEAR   3 YEARS
Class B shares  $   248  $    764
Class C shares  $   346  $    856



1     Assumes  a  CDSC  will  not  apply.
2     Expenses  paid  on  the  same  investment  in Class A shares do not change whether  or  not  you  sell  your  shares.



                                    -- 11 --

MORE  ABOUT  THE  FUND

THE  CAPITAL  PROTECTION  AGREEMENT

 While the Fund seeks to provide investors with the upside earnings potential available in rising equity markets to the extent assets are allocated to the Total Return Component, the Fund also seeks to provide protection against a falling equity marketplace by allocating a portion of its assets to the Protection Component and by entering into the Capital Protection Agreement. To the extent that assets are allocated to the Protection Component, rather than the Total Return Component, during the Guarantee Period, the Fund's ability to participate in upward equity market movements will be reduced. The Fund has entered into the Capital Protection Agreement to ensure that on the Guarantee Maturity Date, the Fund will be able to pay to each shareholder who chooses to redeem his or her shares an amount not less than the Guaranteed Amount, provided that the particular shareholder has automatically reinvested all dividends and distributions received from the Fund and has redeemed no shares. The Fund (and not the Fund's shareholders) is the party to the Capital Protection Agreement. The Fund's shareholders have no rights or claims against the Capital Protection Provider or AIG under the terms of the Capital Protection Agreement or the related guarantee should either the Capital Protection Provider or AIG fail to fulfill its obligations. The Capital Protection Agreement requires GMF to comply with certain agreed upon investment parameters, including the Investment Management Guidelines and Fund Allocation Conditions. These investment parameters are intended to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the aggregate Guaranteed Amount at the Guarantee Maturity Date. If the Fund fails to comply with the agreed-upon investment parameters or otherwise does not perform as required under the Capital Protection Agreement, a Trigger Event may occur and a Zero Coupon Investment Period may begin. If a Zero Coupon Investment Period begins, the Fund will be required to liquidate its assets in both the Total Return Component and the Protection Component (other than certain zero coupon U.S. Treasury securities it then holds), and will pay the proceeds of that liquidation to the Capital Protection Provider. In exchange for those proceeds, the Capital Protection Provider will deliver to the Fund zero coupon U.S. Treasury securities with a face amount that, together with the face amount of any zero coupon U.S. Treasury securities then held by the Fund, equals at least the aggregate Guaranteed Amount. The Fund will be required to hold zero coupon U.S. Treasury securities until maturity, except to the extent that they need to be sold to cover shareholder redemptions and Fund expenses. At the end of the Guarantee Period, the Fund will inform the Capital Protection Provider whether there are sufficient Fund assets to pay the aggregate Guaranteed Amount to the remaining shareholders. If there are not sufficient assets and assuming that the Fund's assets have not been reduced by causes other than fluctuations in the market value of the Fund's assets and redemptions from the Fund, the Capital Protection Provider will then pay to the Fund an amount of cash that, together with the available cash at the Fund, equals the aggregate Guaranteed Amount.

The Capital Protection Agreement will protect the Fund from fluctuations in the market value of the Fund's assets which would make the Fund unable to pay the aggregate Guaranteed Amounts to shareholders as of the Guarantee Maturity Date. The Capital Protection Provider may, however, reduce its obligations under the Capital Protection Agreement under certain circumstances, particularly if the Fund incurs extraordinary expenses or if there is a reduction in the Fund's net assets because the Fund or its service providers do not perform as required under the agreement (for example, if the Fund is not managed according to the Investment Management Guidelines or the Fund Allocation Conditions).


                                    -- 12 --

During the Guarantee Period (up until the commencement of a Zero Coupon Investment Period), the Fund will pay to the Capital Protection Provider, under the Capital Protection Agreement, an annual fee equal to 0.75% of the average daily net assets of the Fund during the Guarantee Period. If the Fund moves into a Zero Coupon Investment Period and all of the Fund's assets are irreversibly invested in zero coupon U.S. Treasury securities, the amount of the fee paid to the Capital Protection Provider will be decreased to an annual fee of 0.40% of the average daily net assets of the Fund for the remainder of the Guarantee Period, provided that in no event will this fee be less than 0.25% of the value of the Fund's net assets at the beginning of the Guarantee Period . This may occur at any point during the Guarantee Period up until the Guarantee Maturity Date. The Capital Protection Provider's payment obligations under the Capital Protection Agreement are guaranteed by AIG, its parent. A shareholder's ability to receive the Guaranteed Amount may depend on the financial condition of the Capital Protection Provider and AIG and their ability to meet their obligations to the Fund. If the Capital Protection Provider and AIG become insolvent or their credit deteriorates substantially, the Capital Protection Provider and AIG may not be able to perform as required by the Capital Protection Agreement and the related AIG guarantee. In such event, the Fund could take a variety of actions, including replacing the Capital Protection Agreement. In such circumstances, shareholders could suffer a loss of principal. During the Post-Guarantee Period, an investment in the Fund will no longer receive the benefit of the Capital Protection Agreement.

If you maintain your fund investment through the Guarantee Maturity Date, make no redemptions, and reinvest all dividends and distributions, on the Guarantee Maturity Date you will be entitled to redeem your shares held as of the Guarantee Maturity Date for no less than:

-    the  amount you paid for your shares minus any front-end sales charges plus

- your share of the Fund's net income during the Offering Period (assuming you bought your shares before the last day of the Offering Period) minus

- an adjustment to reflect certain Fund expenses, if any, during the Guarantee Period that are not covered by the Expense Limitation Agreement with GMF or any other adjustment that is required by the Capital Protection Agreement.

The Trust's Board of Trustees may terminate or amend the terms of the Capital Protection Agreement at any time without shareholder approval, if the Board determines in its reasonable judgement that it is in the best interests of the Fund and its shareholders to do so. To the extent practicable, shareholders would be given at least 60 days prior written notice of any termination of the Capital Protection Agreement. In the event of such termination, the Trust's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of shareholders. In the event of the termination of the Capital Protection Agreement, the Fund would not be able to pay your Guaranteed Amount if and to the extent that the value of your account is less than your Guaranteed Amount on the Guarantee Maturity Date unless the Fund is able to replace the Capital Protection Agreement. Replacement of the Capital Protection Agreement may entail substantial additional expense to the Fund.

                                    -- 13 --

The Capital Protection Provider is a Delaware corporation. The Capital Protection Provider and its subsidiaries conduct, primarily as principal, a financial derivative products business. The Capital Protection Provider also enters into investment contracts and other structured transactions, and invests in a diversified portfolio of securities. In the course of conducting its business, the Capital Protection Provider also engages in a variety of other related transactions. AIG is also organized as a Delaware corporation. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, and retirement savings and asset management. AIG has previously issued guarantees of the Capital Protection Provider's payment obligations in numerous contexts. Additional information about the Capital Protection Provider and AIG can be found in the Statement of Additional Information (SAI) and in the reports filed with the Securities and Exchange Commission by AIG.

The Capital Protection Provider and AIG have not participated in the organization of the Fund or the preparation of this Prospectus, and make no representation regarding the advisability of an investment in the Fund.

The Fund will provide you with a copy of the most recent publicly available annual or quarterly report of AIG, free of charge, upon your request. The annual report of AIG contains a summary of selected financial information. Additionally, each quarterly report of AIG contains financial information. To receive a copy of these reports, please contact the Fund at the telephone number or write to the Fund at the address shown on the outside back cover of this prospectus.

See Appendix A to this Prospectus and the SAI for information on the calculation of the Guaranteed Amount and additional details about the Capital Protection Agreement.

TEMPORARY  INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies during the Guarantee and Post Guarantee Periods. However, during the Offering Period or at any other time pending investment of cash balances or if GMF believes that business, economic, political or financial conditions warrant, the Fund, subject to the Investment Management Guidelines and the Fund Allocation Conditions, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities;
(2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

OTHER  PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Fund may use the following principal investments and techniques described below in an effort to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.
The SAI contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES (TOTAL RETURN COMPONENT). The Fund may invest in convertible securities-also known as convertibles-including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both debt and stocks. Like debt securities, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

                                    -- 14 --

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with debt securities as a source of regular income. Therefore, if interest rates increase and "newer," better paying debt securities become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). [Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.]

U.S.  GOVERNMENT  SECURITIES  (PROTECTION  COMPONENT).  These securities include
U.S. Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

-    The  Federal  Home  Loan  Banks;

-    The  Federal  National  Mortgage  Association  (FNMA);

- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and

-    The  Federal  Farm  Credit  Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment rates and other factors may affect the value of these government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and do contain some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

ZERO COUPON SECURITIES (PROTECTION COMPONENT). Zero coupon securities are debt securities that pay no interest during the life of the security and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.


                                    -- 15 --

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than debt securities that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than debt securities that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, the Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make the distributions.

ASSET-BACKED SECURITIES (PROTECTION COMPONENT). Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment [and extension] risks.

With respect to prepayment risk, when interest rates fall, debtors may refinance their loans and the asset-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Asset-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

FLOATING- AND VARIABLE-RATE SECURITIES (PROTECTION COMPONENT). Floating-and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested when the market is paying a lower interest rate, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

DURATION (PROTECTION COMPONENT). Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years-the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.


                                    -- 16 --

OTHER  INFORMATION  ABOUT  THE  RISKS  OF  THE  FUND

RISKS ASSOCIATED WITH RESTRICTIONS UNDER CAPITAL PROTECTION AGREEMENT - To comply with the Fund Allocation Conditions, the Capital Protection Agreement requires GMF to make allocation decisions that limit the Fund's allocation of assets to the Total Return Component. As a result, use of the Protection Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that is more heavily invested in equities. Together with the Investment Management Guidelines, the Fund Allocation Conditions are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Guaranteed Amount on the Guarantee Maturity Date. Accordingly, the Capital Protection Agreement could limit GMF's ability to respond to changing market conditions during the Guarantee Period. If the Fund fails to comply with the agreed-upon investment parameters, including the Investment Management Guidelines or Fund
Allocation Conditions, or otherwise fails to comply with certain restrictions set forth in the Capital Protection Agreement, the Capital Protection Provider may cause the Fund to allocate all of its assets to zero coupon U.S. Treasury securities and a Zero Coupon Investment Period will begin.

RISKS ASSOCIATED WITH ASSET ALLOCATION PROCESS - The asset allocation process results in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund's transaction costs and expose shareholders to greater tax consequences.

RISK OF DEFAULT - A shareholder's ability to receive the Guaranteed Amount depends on the financial condition of the Capital Protection Provider and AIG. The Capital Protection is solely an obligation of the Capital Protection Provider, and this obligation is guaranteed by AIG. Consequently, an investment in the Fund involves a risk of loss if the Capital Protection Provider and/or AIG are placed in bankruptcy or receivership, or are otherwise unable to pay their respective obligations or default on their respective obligations, if any. In such event, the Fund could take a variety of actions, including replacing the Capital Protection Agreement with a similar arrangement. In such circumstances, shareholders could suffer a loss of principal.

RISKS ASSOCIATED WITH TAXABLE INCOME - The Fund will distribute any net gains and income (including accrued but unpaid income on zero coupon securities) to shareholders at least annually. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund. Shareholders who do not reinvest distributions, however, will be subject to a reduction in their Guaranteed Amount.

                                    -- 17 --

MANAGEMENT


INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and advises mutual funds. As of December 31, 200__, GMF and its affiliates had approximately $__ billion in assets under management, including approximately $__ billion managed by GMF.

During the Guarantee and Post Guarantee Periods, the Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of a Fund's average daily net assets, is 0.60%.

If a Trigger Event occurs and a Zero Coupon Investment Period begins, GMF has contractually agreed to reduce its fee to an annual rate of 0.25% for the remainder of the Guarantee Period.

During  the  Offering  Period,  the  Fund  pays  GMF  a management fee of 0.40%.

[During the Post Guarantee Period, the Fund may invest all of its assets in another mutual fund that has the same investment objective as the Fund during the Post Guarantee Period. The Fund will only do this without shareholder approval if permitted by applicable law and the Trust's organizational documents and after providing shareholders with 60 days prior written notice of the change. All portfolio investments would then be made at the level of the underlying mutual fund and the Fund's investment results would correspond directly to that Fund's investment results. This type of mutual fund structure is sometimes referred to as a "master/feeder" structure. If other entities also invest in the underlying fund, this could enable the Fund to realize economies of scale by investing through an entity with more assets (the underlying fund). However, there are additional costs involved in operating a "master/feeder" structure. If these additional costs are not offset as a result of economies of scale, it is possible that the Fund's expenses would increase rather than decrease if it converts to this structure.]

PORTFOLIO  MANAGERS  -  TOTAL  RETURN  COMPONENT

Simon Melluish and William H. Miller are portfolio co-managers of the Total Return Component of the Fund. Mr. Melluish joined Gartmore Investment Management plc ("GIM"), an affiliate of GMF, in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently co-manages the Gartmore Nationwide Fund and Gartmore GVIT Nationwide Fund and manages the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

Mr. Miller began co-managing the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund on September 1, 2000. Prior to joining GMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).


PORTFOLIO  MANGERS  --  PROTECTION  COMPONENT  (TBD)

                                    -- 18 --

BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

CHOOSING  A  SHARE  CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors. Shares may be purchased (including through an exchange with another Gartmore Fund) initially during the Offering Period and will be offered on a continuous basis in the Post Guarantee Period. NO NEW SHARES, EXCEPT FOR REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, WILL BE OFFERED DURING THE GUARANTEE PERIOD.

The  following  sales  charges  will  generally  apply:

Front-end  Sales  Charge  when  you  purchase:
-     Class  A  shares
-     Class  C  shares

Contingent  Deferred  Sales  Charge  (CDSC)1:
-     Class  B  shares  if  you  sell  your  shares within six years of purchase
-     Class  C  shares  if  you  sell  your  shares  within one year of purchase

WHEN  CHOOSING  A  SHARE  CLASS,  CONSIDER  THE  FOLLOWING:




CLASS A SHARES                           CLASS B SHARES                        CLASS C SHARES
Front-end sales charge         No front-end sales charge,           Front-end sales charge means
means that a portion of        so your full investment              that a portion of your initial
your initial investment goes   immediately goes toward              investment goes toward the
toward the sales charge,       buying shares                        sales charge and is not
and is not invested                                                 invested. Front-end Sales
                                                                    Charge on Class C is lower
                                                                    than Class A Shares

Reductions and waivers of      No reductions of the CDSC            Like Class B shares, no
the sales charge available     available, but waivers               reductions of the CDSC are
(this benefit is limited       available                            available, but waivers are
because sales are initially                                         available
available only  during the
Offering Period)

Lower expenses than            Higher distribution and service      Higher distribution and service fees
Class B and Class C            fees than Class A shares mean        than Class A shares mean higher
shares mean higher             higher fund expenses and lower       fund expenses and lower dividends
dividends per share            dividends per share                  per share

Conversion features are        After seven years, Class B shares    Unlike Class B shares, Class C
not applicable                 convert into Class A shares, which   shares do not automatically convert
                               reduces your future fund expenses    into another class


No sales charge when           CDSC if shares are sold within       CDSC of 1% is applicable i
shares are sold back to a      six years: 5% in the first year,     f shares are sold in the first year
Fund1                          4% in the second, 3% in the          after purchase
                               third and fourth years, 2% in
                               the fifth, and 1% in the sixth
                               year

No maximum investment          Investments of $250,000 or           Investments of $- or more may
limit                          more may be rejected2                be rejected3

Amount of your investment      All of your purchase amount will be  Amount of your investment that
that was  applied to pay       immediately  invested and            was applied to  pay the initial
the initial sales charge is    covered by the Capital               sales charge is not invested and
not invested and will not be   Protection                           will not be covered by the
covered by  the Capital                                             Capital Protection
Protection

1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid.

2    This  limit  was  calculated  based  on  a  seven  year  holding  period.

3    This  limit  was  calculated  based  on  a  one  year  holding  period.


                                    -- 19 --

Sales charges are paid to the Funds' distributor, Gartmore Distributor Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A shares may also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the Class A shares.

If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

BUYING  SHARES

NO NEW SHARES, EXCEPT FOR REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, WILL BE OFFERED DURING THE GUARANTEE PERIOD.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS - CLASS A, B AND C SHARES
To open an account (per Fund)          $2,000
To open IRA account (per Fund)         $1,000
Additional investments (per Fund)      $  100

(ONLY PERMITTED DURING THE OFFERING AND POST GUARANTEE PERIODS)

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information

The  Fund  does  not  calculate  NAV  on  the  following  days:

-     New  Year's  Day
-     Martin  Luther  King,  Jr.  Day
-     Presidents'  Day
-     Good  Friday
-     Memorial  Day
-     Independence  Day
-     Labor  Day
-     Thanksgiving  Day
-     Christmas  Day
-     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

                                    -- 20 --

The  Fund  reserves  the  right  not  to  determine  NAV  when:

-     It  has  not  received  any  orders  to purchase, sell or exchange shares.
-     Changes  in  the  value  of  the  Fund's  portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END  SALES  CHARGES  CLASS  A  AND  CLASS  C  SHARES

The charts below show the applicable Class A front-end sales charges, which decrease as the amount of your investment increases.

CLASS  A  SHARES

                                                DEALER
                          SALES CHARGE        COMMISSION
                             AS % OF            AS % OF
                      OFFERING    AMOUNT       OFFERING
AMOUNT OF PURCHASE      PRICE    INVESTED        PRICE
Less than $25,000        5.25%      5.54%        5.00%
25,000 to $49,999        4.75       4.99         4.50
50,000 to $99,999        4.00       4.17         3.75
100,000 to $249,999      3.00       3.09         2.75
250,000 to $999,999      2.00       2.04         1.80
1 million or more        None       None         None

CLASS  C  SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS  A  PURCHASES  NOT  SUBJECT  TO  A  SALES  CHARGE

As noted above, there are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.


                                    -- 21 --

REDUCTION  OF  CLASS  A  SALES  CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The above tables show how the sales charge decreases as the amount of your investment increases.

- Family Member Discount. Members of your family who live at the same address can combine investments in the Class A shares of any fund in Gartmore Mutual Funds (Gartmore Funds), possibly reducing the sales charge.

- Lifetime Additional Discount. You can add the value of any of the Gartmore Funds' Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

- Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares of any Gartmore Funds (Class A shares of the Fund may only be purchased during the Offering and Post Guarantee Periods) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER  OF  CLASS  A  SALES  CHARGES

The  Class  A  sales  charges  will  be  waived  for  the  following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor

- Any person who pays for the shares with the proceeds of one of the following sales:

-    Sales  of  non-Gartmore  Fund  shares

- Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

     To qualify, (1) you must have paid an initial sales charge or CDSC on the shares you sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Fund may require evidence that you qualify for this waiver.

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.

- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts)

- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.

- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional  investors eligible for sales charge waivers may be found in the SAI.

WAIVER  OF  CLASS  C  SALES  CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

CONVERSION  OF  CLASS  B  SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW  TO  PLACE  YOUR  PURCHASE  ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase.

BY  MAIL.  Complete  and  mail  the  application  with  a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks or money orders.


                                    -- 22 --

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL  SHAREHOLDER  SERVICES

Shareholders  are  entitled  to  a  wide  variety  of  services  by  contacting:

GARTMORE  FUNDS     1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER  SERVICE     1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.


                                    -- 23 --

SELLING  SHARES

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale, except on the Guarantee Maturity Date when you will receive the greater of the then current net asset value or your Guaranteed Amount per share. Redemptions made for any reason prior to the Guarantee Maturity Date will reduce your Guaranteed Amount.

IN ORDER TO RECEIVE YOUR GUARANTEED AMOUNT, YOU MUST SUBMIT A REQUEST TO REDEEM YOUR SHARES ON THE GUARANTEE MATURITY DATE. IF YOU REDEEM YOUR SHARES BEFORE OR AFTER THE GUARANTEE MATURITY DATE, YOU MAY RECEIVE LESS THAN YOUR GUARANTEED AMOUNT.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.
The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS  ON  SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE  GUARANTEE-CLASS  A,  CLASS  B  AND  CLASS  C  SHARES

A  signature  guarantee  is  required  under  the  following  circumstances:
-     if  your  account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT  DEFERRED  SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                                    -- 24 --

                1      2       3       4       5       6     7 YEARS
SALE WITHIN   YEAR   YEARS   YEARS   YEARS   YEARS   YEARS   OR MORE
Sales charge     5%      4%      3%      3%      2%      1%        0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:


AMOUNT OF PURCHASE  $1 MILLION TO   $4 MILLION TO   $25 MILLION OR MORE
                      $3,999,999     $24,999,999
All Funds               1.00%           0.50%                 0.25%



The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW  TO  PLACE  YOUR  SALE  ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B and Class C shares".

                                    -- 25 --

BY TELEPHONE (NON-IRA ACCOUNTS ONLY). Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m.
Eastern  Time  to  learn  the  day's  closing  share  price.

THROUGH OUR CUSTOMER SERVICE LINE (NON-IRA ACCOUNTS ONLY). Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH (a voided check must be attached to your application) on the second business day after your order to sell has been received by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

                                    -- 26 --

ACCOUNTS  WITH  LOW  BALANCES-CLASS  A,  CLASS  B  AND  CLASS  C  SHARES

If the value of your Class A, B or C shares of the Fund falls below $2000 ($1000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee. To the extent this quarterly fee is charged, your Guaranteed Amount will be reduced.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2000 ($1000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.
For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION  PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION  AND  SERVICE  FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pays the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

FUND/CLASS      AS A % OF DAILY NET ASSETS
Class A shares  0.25% (distribution or service fee)
Class B shares  1.00% (0.25% service fee)
Class C shares  1.00% (0.25% service fee)

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING  SHARES

The Fund does not offer the ability to exchange into the Fund during the Guarantee Period. Because the Fund is not continuously offering its shares during the Guarantee Period, if you exchange your shares of the Fund for shares of another Gartmore Fund you will not be able to effect an exchange back into the Fund during the Guarantee Period. In addition, your exchange will be considered a redemption and will reduce your Guaranteed Amount.

You can exchange the Fund shares you own for shares of another Fund within Gartmore Funds so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another Fund.


                                    -- 27 --

Generally, there is no sales charge for exchanges of Class B or Class C shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are permitted from Class A, Class B and Class C of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

HOW  TO  PLACE  YOUR  EXCHANGE  ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

CAPITAL  GAINS  TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Exchanging Fund Shares" on page __.

EXCESSIVE  EXCHANGE  ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of the Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

FUND                                         EXCHANGE FEE
Gartmore Emerging Markets Fund                      2.00%
Gartmore International Growth Fund                  2.00%
Gartmore International Small Cap Growth Fund        2.00%
Gartmore Global Financial Services Fund             2.00%
Gartmore Global Utilities Fund                      2.00%
Gartmore Global Health Sciences Fund                2.00%
Gartmore Worldwide Leaders Fund                     2.00%
Gartmore Nationwide Leaders Fund                    2.00%
Gartmore U.S. Growth Leaders Fund                   2.00%
Gartmore Global Technology and Communications Fund  2.00%
Gartmore Micro Cap Equity Fund                      1.50%
Gartmore Mid Cap Growth Fund                        1.50%
Gartmore Millennium Growth Fund                     1.50%
Gartmore Value Opportunities Fund                   1.50%
Nationwide Small Cap Fund                           1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.


                                    -- 28 --

DISTRIBUTIONS  AND  TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS  OF  INCOME  DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction. You will incur tax liability on dividends whether you take payment in cash or reinvest them to purchase additional Fund shares.

DISTRIBUTIONS  OF  CAPITAL  GAINS

If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

ADDITIONAL  TAX  INFORMATION  RELATED  TO  THE  FUND

The Fund's asset allocation process may result in the realization of additional gains. It may also result in a larger portion of net gains being realized as short-term capital gains (rather than long-term capital gains), and therefore being taxed as ordinary income when distributed to shareholders. Distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in Fund shares. You may receive taxable distributions of income from the investments included in the Protection Component even in situations where the Fund has capital losses in the Total Return Component.

The Fund expects to invest a significant portion of its assets in zero coupon securities and/or other instruments purchased at a discount. This will require the Fund to recognize taxable income and to pay dividends prior to the receipt of cash payments. In order to distribute this income and avoid a tax on the Fund, the Fund may also be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

REINVESTING  DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE  AND  LOCAL  TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING  FUND  SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING  FUND  SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.


                                    -- 29 --

APPENDIX  A

MORE  INFORMATION  ABOUT  THE  GUARANTEED  AMOUNT

The Fund entered into the Capital Protection Agreement to ensure that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the Fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the Guaranteed Amount. If the value of your account is less than the Guaranteed Amount on the Guarantee Maturity Date, the Fund will be unable to meet its obligations under its capital protection guarantee. The following example assumes that if the Fund is unable to meet its obligations under the guarantee, Capital Protection Provider will perform its payment obligations under the Capital Protection Agreement and will make any payment required thereunder.

Example. How to calculate your Guaranteed Amount.* Assume you have $20,000 to invest in Fund shares. Assume that you decided to purchase Class A shares and the public offering price is $10.55 per share (initial net asset value of $10.00 per share plus a sales load of 5.25%). After deducting your sales load of 5.25%, $18,950 will be invested in Fund shares and you will have1895 shares in your account. Your initial Guaranteed Amount will be $18,950.

 *       Figures used in the example have been rounded to the nearest hundredth.

THE FULL AMOUNT OF YOUR INVESTMENT WILL NOT BE SUBJECT TO THE CAPITAL PROTECTION GUARANTEE OF THE FUND. RATHER, ONLY THE AMOUNT INVESTED, LESS ANY SALES LOAD AND ANY PROCESSING FEE YOUR FINANCIAL ADVISOR OR OTHER FINANCIAL INTERMEDIARY MAY CHARGE, IS PROTECTED.

YOUR TOTAL GUARANTEED AMOUNT GENERALLY WILL NOT CHANGE DURING THE GUARANTEE PERIOD AS LONG AS YOU REINVEST ALL YOUR DIVIDENDS AND DISTRIBUTIONS AND MAKE NO REDEMPTIONS PRIOR TO THE GUARANTEE MATURITY DATE. HOWEVER, YOUR GUARANTEED AMOUNT MAY BE REDUCED BY REDUCTIONS IN THE FUND'S NET ASSET VALUE RESULTING FROM A FAILURE OF THE FUND OR ITS SERVICE PROVIDERS TO PERFORM AS REQUIRED UNDER THE CAPITAL PROTECTION AGREEMENT OR IF THE FUND INCURS EXTRAORDINARY EXPENSES THAT ARE NOT COVERED BY THE CAPITAL PROTECTION AGREEMENT, SUCH AS LEGAL FEES OR OTHER COSTS OF LITIGATING A CLAIM BROUGHT AGAINST THE FUND.

REDEMPTIONS OF SHARES DURING THE GUARANTEE PERIOD WILL DECREASE THE GUARANTEED AMOUNT TO WHICH A SHAREHOLDER IS ENTITLED. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then current Guaranteed Amount per share, thereby reducing the overall Guaranteed Amount for the shareholder. A redemption made from the Fund prior to the Guarantee Maturity Date will be made at the Fund's then current net asset value, less any applicable CDSC, which may be higher or lower than the net asset value at the Fund's commencement of operations.

THE GUARANTEED AMOUNT PER SHARE WILL DECLINE AS DIVIDENDS AND DISTRIBUTIONS ARE MADE TO SHAREHOLDERS. If a shareholder automatically reinvests dividends and distributions in additional shares of the Fund, the shareholder's total Guaranteed Amount will remain the same because he or she will hold a greater number of shares at a reduced Guaranteed Amount per share following payment of a dividend or distribution. The result is to preserve the total Guaranteed Amount to which he or she was entitled before the dividend or distribution was made. If a shareholder elects to receive any dividends or distributions in cash, however, he or she will hold the original number of shares at the reduced Guaranteed
Amount per share following payment of a dividend or distribution. This will reduce the Guaranteed Amount to which such shareholder was entitled before the dividend or distribution was made.


                                    -- 30 --

Example. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each date on which a dividend or distribution is declared. Although the number of shares in your account increases, and the Guaranteed Amount per share decreases, your overall Guaranteed Amount does not change.

Using our example, assume it is now December 31, 2003 and the Fund declares a dividend of $0.15 per share. Also, assume that the net asset value is $11.25 per share at the end of the day on December 31, 2003.

 To  recalculate  your  Guaranteed  Amount  per  share:

1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply ----1895 shares by $0.15 per share to arrive at $284.25.

2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending net asset value per share on the day the dividend was declared. In our case, $284.25 divided by $11.25 or 25.67 shares.

3. Adjust your account for your additional shares. Add 1895 and 25.67 to arrive at your new share balance of 1920.67.

4. Determine your new Guaranteed Amount per share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $18,950 by 1920.67 shares to arrive at the new Guaranteed Amount per share of $9.87.

5. Multiply your share balance of 1920.67 by the new Guaranteed Amount per shares of $9.87, and your Guaranteed Amount still equals $18,950.

If you do not reinvest your dividends and distributions in additional shares of the Fund, such dividends and distributions will be treated as a redemption of the shares that would have otherwise been purchased through the proceeds of the dividend or distribution, and your Guaranteed Amount will be reduced.

Although shareholders can perform this calculation themselves, the Fund will recalculate the Guaranteed Amount per share whenever the Fund declares a dividend or makes a distribution. It is possible that the Fund's calculations may differ from a shareholder's calculations, for example, because of rounding or the number of decimal places used. In each case, the Fund's calculations will control.

                                    -- 31 --

INFORMATION  FROM  GARTMORE  FUNDS

PLEASE READ THIS PROSPECTUS BEFORE YOU INVEST, AND KEEP IT WITH YOUR RECORDS. THE FOLLOWING DOCUMENTS - WHICH MAY BE OBTAINED FREE OF CHARGE - CONTAIN ADDITIONAL INFORMATION ABOUT THE FUNDS:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual  Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR  ADDITIONAL  INFORMATION  CONTACT:

Gartmore  Funds  P.O.  Box  182205
Columbus,  Ohio  43218-2205  (614)  428-3278  (fax)

FOR  INFORMATION,  ASSISTANCE  AND  WIRE  ORDERS:

1-800-848-0920  (toll free, 8 a.m. - 9 p.m. Eastern Time, Monday through Friday)

FOR  24-HOUR  ACCOUNT  ACCESS:

1-800-848-0920  (toll  free)
Also,  visit  the  Gartmore  Funds'  website  at  www.gartmorefunds.com.

INFORMATION  FROM  THE  SECURITIES  AND  EXCHANGE  COMMISSION  (SEC)

You  can  obtain  copies  of  Fund  documents  from  the  SEC  as  follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

ON  THE  EDGAR  DATABASE  VIA  THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-08495


--------------------------------------------------------------------------------
     SHELVED Series

     Gartmore Asia-Pacific Leaders Fund

     Gartmore European Leaders Fund

     Gartmore OTC Fund



     GARTMORE
          FUNDS
                                                           WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

     PROSPECTUS

     March 1, 2004


                                [GRAPHIC OMITTED]





Look BEYOND(SM).


Gartmore
                              As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

================================================================================


FUND SUMMARIES. . . . . . . . . . . . . . . . . . . . . 2
Gartmore Asia-Pacific Leaders Fund
Gartmore European Leaders Fund
Gartmore OTC Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . .14
Principal Investments and Techniques
Temporary Investments
Principal Investment Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . .17
Investment Adviser
Portfolio Management Team

BUYING, SELLING AND EXCHANGING FUND SHARES. . . . . . .19
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . .31
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Selling Withholding
Tax Status for Retirement Plans and
  Other Tax-Deferred Accounts
Buying and Exchanging Fund Shares
Other Tax Information

ADDITIONAL INFORMATION. . . . . . . . . . . . .BACK COVER

FUND SUMMARIES

================================================================================


This prospectus provides information about three funds (together, the "Funds") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Funds. The Funds' investment objective can be changed without shareholder approval. Use the summary to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page __. "You" and "your" refer to potential investors and current shareholders of the Funds.

The Fund Summary contains a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goal or that a Fund's performance will be positive for any period of time.


A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Gartmore Asia-Pacific Leaders Fund

-    Class A
-    Class B
-    Class C
-    Institutional Service Class

Gartmore European Leaders Fund

-    Class A
-    Class B
-    Class C
-    Institutional Service Class

Gartmore OTC Fund

-    Class A
-    Class B
-    Class C
-    Institutional Class
-    Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares- Choosing a Share Class" beginning on page __.

FUND SUMMARIES - GARTMORE ASIA-PACIFIC LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

ASIA PACIFIC LEADERS

An Asia Pacific leader is defined as an Asian company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry. Asia Pacific leaders include companies GGP believes have winning multinational strategies within their industries and may be domiciled in any country in the Asia Pacific area, including: Japan, Australia, New Zealand, Malaysia, China, Thailand, Indonesia, Philippines, Hong Kong, Korea, Taiwan and Singapore.

The rationale for investing in Asia Pacific leaders arises from the increasing importance of companies in the Asia Pacific area to the global economy.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of companies in the Asia Pacific area. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio management team then identifies which of these companies it believes will have earnings growth greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in the Asia Pacific area. If the portfolio management team thinks that advantageous investment opportunities exist in securities of companies located in Asia Pacific area countries with emerging markets, the Fund may invest in those countries.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 50 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

Because the Fund will invest in companies that demonstrate a potential for outstanding growth, it may invest in equity securities of companies of any market capitalization. Market capitalization means the number of shares of a company's stock outstanding times the price per share. Therefore, it may invest in both older, well-established companies and in small to mid-capitalization, emerging growth companies.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information (SAI) for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. With respect to securities of companies in Asia Pacific area countries with emerging markets, the foreign securities risks are magnified since the markets in these countries tend to be less liquid, are subject to greater price volatility, have smaller market capi-

FUND SUMMARIES - GARTMORE ASIA-PACIFIC LEADERS FUND

================================================================================


talizations, are subject to less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP/SMALL CAP RISK. To the extent the Fund invests in smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally holds a core portfolio of approximately 50 stocks, this risk may be increased.

PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of securities if he believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund will begin operations on or about __________, 200_.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                       Institutional
                                                                          Service
Shareholder fee(1)                       Class A      Class B   Class C    Class
(paid directly from your investment)      shares       shares    shares   shares
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                          5.75%(2)     None      None      None
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price or
sale proceeds, as applicable)                None(3)  5.00%(4)  1.00%(5)     None
---------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                      2.00%     2.00%     2.00%    2.00%
---------------------------------------------------------------------------------

                                                             Institutional
                                                               Service
Annual Fund Operating Expenses   Class A   Class B   Class C    Class
(deducted from Fund assets)       shares    shares    shares    shares
------------------------------------------------------------------------
Management Fees(7)                  1.00%     1.00%     1.00%    1.00%
------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                        0.25%     1.00%     1.00%     None
------------------------------------------------------------------------
Other Expenses(8)                   1.45%     1.30%     1.30%    1.06%
========================================================================
TOTAL ANNUAL FUND OPERATING
EXPENSES                            2.70%     3.30%     3.30%    2.06%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page __.

3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.


                                                                               4


================================================================================


6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page __.

7 Because the Fund will commence operations on or about ____________, 200_, no management fee had been paid by the Fund as of the date of this Prospectus, and the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.

8 As a new Fund, these are estimates for the current fiscal year ending October 31, 200_. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

9 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, Class B, Class C and Institutional Service Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 year    3 years
--------------------------------------------------------------------------------
Class A Shares                                            $         $
--------------------------------------------------------------------------------
Class B Shares                                            $         $
--------------------------------------------------------------------------------
Class C Shares                                            $         $
--------------------------------------------------------------------------------
Institutional Service Class Shares                        $         $

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                                          1 year    3 years
--------------------------------------------------------------------------------
Class B Shares                                            $         $
--------------------------------------------------------------------------------
Class C Shares                                            $         $

1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE EUROPEAN LEADERS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

EUROPEAN LEADERS

A European leader is defined as a European company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry.

The rationale for investing in European leaders is that the Fund's portfolio provides exposure to a region comparable to the U.S. and offers the opportunity to invest in European companies that are leaders in Europe generally and may also be leaders in their industrial segment globally.

GGAMT, the Fund's investment adviser, has chosen GGP as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 80% of its net assets in equity securities of European companies. GGP chooses securities of companies that it considers to be "leaders". Specifically, GGP looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio manager then identifies which of these companies she believes have earnings growth potential greater than that expected by the stock markets in which the Fund's securities are traded.

The Fund aims to provide investors with the highest possible long-term capital growth by investing in a portfolio of companies domiciled, operating or generating revenue in European markets, including the United Kingdom.

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers. The Fund will typically invest in securities issued by approximately 30 companies.

The equity securities in which the Fund invests may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the SAI for a discussion of these securities.

GGP is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, GGP focuses on identifying companies that it believes will offer earnings growth that exceeds market expectations.
- GGP looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

GGP expects that the Fund will have a portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that a you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade decline. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since this Fund normally holds a core portfolio of approximately 30 stocks, this risk may be increased.

FUND SUMMARIES - GARTMORE EUROPEAN LEADERS FUND

================================================================================


PORTFOLIO TURNOVER RISK. The portfolio manager may engage in active and frequent trading of securities if he believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund will begin operations on or about ______________, 200_.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                       Institutional
                                                                          Service
Shareholder Fees(1)                      Class A      Class B   Class C    Class
(paid directly from your investment)      shares       shares    shares   shares
------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                          5.75%(2)     None      None      None
------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed on
redemptions (as a percentage
of original purchase price or
sale proceeds, as applicable)                None(3)  5.00%(4)  1.00%(5)     None
------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                      2.00%     2.00%     2.00%    2.00%
------------------------------------------------------------------------------------

                                                                  Institutional
                                                                     Service
Annual Fund Operating Expenses   Class A      Class B      Class C    Class
(deducted from Fund assets)       shares       shares       shares   shares
-------------------------------------------------------------------------------

Management Fees(7)                  1.00%           1.00%     1.00%    1.00%
-------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                0.25%           1.00%     1.00%     None
-------------------------------------------------------------------------------
Other Expenses(8)                   1.49%           1.34%     2.31%    1.10%
===============================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                  2.74%           3.34%     4.31%    2.10%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A and Class C sales charges" on page __.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares- Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page __ and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page __.

7 Because the Fund will commence operations on or about ____________, 200_, no management fee had been paid by the Fund as of the date of this Prospectus, and the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.

8 As a new Fund, these are estimates for the current fiscal year ending October 31, 200_. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

9 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A, Class B, Class C and Institutional Service Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years of the Fund's operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND SUMMARIES - GARTMORE EUROPEAN LEADERS FUND

================================================================================


                                                 1 year      3 years

Class A Shares                                   $           $
--------------------------------------------------------------------------
Class B Shares                                   $           $
--------------------------------------------------------------------------
Class C Shares                                   $           $
--------------------------------------------------------------------------
Institutional Service Class Shares               $           $


You would pay the following expenses on the same investment if you did not sell your shares(1):

                                                 1 year      3 years
--------------------------------------------------------------------------
Class B Shares                                   $           $
--------------------------------------------------------------------------
Class C Shares                                   $           $
_______________

1 Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

FUND SUMMARIES - GARTMORE OTC FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

THE OTC MARKET

The OTC market is a network of telephone lines and a computerized quotation system through which securities trades can be made. OTC securities are securities which are principally traded on the OTC market; however, OTC securities can also be listed for trading on a domestic or foreign exchange. Currently the four OTC markets are the NASDAQ (U.S.), JASDAQ (Japan), EASDAQ (Europe) and KOSDAQ (Korea).

EMERGING GROWTH COMPANIES

Gartmore believes emerging growth companies are those companies that have a strong franchise in a dynamic industry.

The Fund seeks long term capital growth by investing primarily in equity securities of U.S. and foreign companies that are traded in over-the-counter
(OTC) markets.

Gartmore Global Asset Management Trust (GGAMT), the Fund's investment adviser, has chosen Gartmore as a subadviser to manage the remainder of the Fund's portfolio. To achieve its objective, the Fund invests at least 65%, if not more, of its total assets in equity securities of U.S. and foreign companies that are traded in the OTC market. The Fund also invests in U.S. and foreign emerging growth companies whose securities are traded on a securities exchange. The Fund may also invest 25% or more of its assets in companies in any one industry including technology and communications related industries. Companies in the technology and communications related industries may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronic, communications, health-care and bio-technology sectors. Regions or countries and companies are selected that are believed to have the potential to exceed market growth expectations.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, and depositary receipts. The Fund will invest primarily in OTC companies across the market spectrum and small and mid-sized emerging growth companies.

The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

Gartmore is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, Gartmore focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

- Gartmore looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by Gartmore's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

OTC MARKET RISKS. Companies whose securities are traded in the OTC markets generally have small market capitalizations or are newer companies than those listed on the NYSE or the American Stock Exchange. OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management or financial resources. As a result, the securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies.

In addition to these general risks, the liquidity and trading patterns of securities quoted on the EASDAQ, JASDAQ, or KOSDAQ markets may be substantially different from those of securities quoted on the NASDAQ. These OTC markets are relatively new quotation systems and only a small number of issuer's shares are quoted on these exchanges. As a result, historical trading prices may not be indicative of the prices at which securities listed on these exchanges will trade in the future. In addition, these exchanges have relatively low

FUND SUMMARIES - GARTMORE OTC FUND

================================================================================


trading volumes for the stocks which they list. Hence, the price at which stocks will trade on the EASDAQ, JASDAQ or KOSDAQ may be subject to significant price fluctuations.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

CONCENTRATION RISK. The Fund may invest 25% or more of its assets in companies in any one industry. This ability to invest in a more concentrated range of securities than other mutual fund, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivative contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page __.

PERFORMANCE

No performance information is provided because the Fund did not commence operations until _____________, 200_.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                      Institutional
Shareholder Fees(1)                                      Service   Institutional
(paid directly from your   Class A   Class B   Class C    Class        Class
investment)                 shares    shares    shares   shares       shares
------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)            5.75%(2)      None      None     None        None
------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed on redemptions
(as a percentage of
original purchase price
or sale proceeds, as
applicable)                None(3)   5.00%(4)  1.00%(5)     None        None
------------------------------------------------------------------------------

                                                     Institutional
Annual Fund Operating                                   Service
Institutional
Expenses (deducted from   Class A   Class B   Class C    Class     Class
Fund assets)               shares    shares    shares    shares   shares
------------------------------------------------------------------------
Management Fees(6)         1.00%     1.00%     1.00%     1.00%     1.00%
------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees       0.25%     1.00%     1.00%      None      None
------------------------------------------------------------------------
Other Expenses(7)          1.06%     0.91%     0.91%     0.98%     0.83%
========================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES         2.31%     2.91%     2.91%     1.98%     1.83%

_______________

1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A sales charges" on page __.

3 A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge. See "Buying, Selling and Exchanging Fund Shares-" Selling Shares-Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares on page __."

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC), on Class A, Class B and Class C shares" on page __.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.



                                                                              10

FUND SUMMARIES - GARTMORE OTC FUND

================================================================================


6 Because the Fund will commence operations on or about ____________, 200_, no management fee had been paid by the Fund as of the date of this Prospectus, and the management fee presented represents the fee which is payable to GGAMT under its contract with the Fund.

7 As a new Fund, these are estimates for the current fiscal year ending October 31, 200_. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.

8 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.80% for Class A shares, 2.40% for Class B and C shares, 1.47% for Institutional Service Class shares and 1.32% for Institutional Class shares. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse GGAMT in this manner only applies to fees paid or reimbursements made by GGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 year        3 years
--------------------------------------------------------------------------------
Class A Shares                                      $   ___       $    ___
--------------------------------------------------------------------------------
Class B Shares                                      $   ___       $    ___
--------------------------------------------------------------------------------
Class C Shares                                      $   ___       $    ___
--------------------------------------------------------------------------------
Institutional Service Class Shares                  $   ___       $    ___
--------------------------------------------------------------------------------
Institutional Class Shares                          $   ___       $    ___
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                                    1 year        3 years
--------------------------------------------------------------------------------
Class B Shares                                      $   ___       $    ___
--------------------------------------------------------------------------------
Class C Shares                                      $   ___       $    ___

_______________

1 Expenses paid on the same investment in Class A, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUNDS

================================================================================


PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques described below to increase returns, protect assets or diversify investments. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that its performance will be positive for any period of time.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

TEMPORARY INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund, subject to the Fund's permitted investments, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act; shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PREFERRED STOCK (ALL FUNDS). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks. Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value.

Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES (ALL FUNDS). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS (ASIA PACIFIC, EUROPEAN LEADERS, GLOBAL SMALL COMPANIES, OTC
FUND). The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by

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a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

REITS (GLOBAL SMALL COMPANIES). The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

WARRANTS (ALL FUNDS). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

PRINCIPAL INVESTMENT RISKS

SMALL CAP RISK (GROWTH FOCUS FUND). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

- COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

- FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

- GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.

- CURRENCY. A significant portion of the Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S.

MORE ABOUT THE FUNDS

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     dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP RISK (ASIA PACIFIC, OTC FUND, GLOBAL SMALL COMPANIES). Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    Lack depth of management.
-    Lack a proven track record.
-    Be unable to generate funds necessary for growth or development.
- Be developing or marketing new products or services for which markets are not yet established and may never become established.
-    Market products or services which may become quickly obsolete.

Certain small cap companies in which the Fund invests may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

MANAGEMENT

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INVESTMENT ADVISER - ALL FUNDS

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. GGAMT was organized in July 2000, and advises mutual funds and other institutional separate accounts. As of December 31, 200_, GGAMT and its affiliates had approximately $__ billion in assets under management of which $__ million was managed by GGAMT.

Each Fund pays GGAMT a management fee, which is based on the Fund's average daily net assets as follows:

Fund                                                                      Fee
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Gartmore Asia Pacific Leaders Fund                                      1.00%
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Gartmore European Leaders Fund                                          1.00%
-----------------------------------------------------------------------------
Gartmore OTC Fund                                                       1.00%


SUBADVISER - ALL FUNDS EXCEPT NATIONWIDE GROWTH FOCUS FUND

Gartmore Global Partners (Gartmore), 121 W. Trade Street, Suite 3030, Charlotte, NC is the subadvisor to the Fund. Subject to the supervision of GGAMT and the Trustees, Gartmore will manage the Fund's assets in accordance with the Fund's investment objective and strategies. Gartmore makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and, as of December 31, 200_, manages more than $__ billion in assets.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Funds' average daily net assets, as follows:

Fund                                                                      Fee
-----------------------------------------------------------------------------
Gartmore Asia Pacific Leaders Fund                                      0.50%
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Gartmore European Leaders Fund                                          0.50%
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Gartmore OTC Fund                                                       0.50%

Gartmore takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager.

PORTFOLIO MANAGEMENT TEAM - GARTMORE ASIA PACIFIC LEADERS FUND

Specialists from the Japanese equities and the GGP Pacific and Emerging Markets teams will be responsible for the portfolio management for the Gartmore Asia Pacific Leaders Fund. In that capacity they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

PORTFOLIO MANAGER - GARTMORE EUROPEAN LEADERS FUND

Ann Steele, part of the GGP European Equity team, is the portfolio manager for the Gartmore European Leaders Fund. In that capacity, she is primarily responsible for the day-to-day management of the Fund.

Ms. Steele joined GGP as an investment manager on the European Equity Team in 1993. She has specific responsibility for the German and United Kingdom markets.

PORTFOLIO MANAGEMENT TEAM - GARTMORE OTC FUND

Nicholas Ford of Gartmore's U.S. Equity Team manages the Gartmore OTC Fund with support from day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Ford joined Gartmore as an investment manager on the Gartmore U.S. Equities Team in 1998. Mr. Ford served as an investment manager for Clerical Medical in London from November 1996 to December 1997 and also as an investment manager for Sun Alliance from 1995 to 1996.

Bill McVail, Senior Equity Portfolio Manager of Turner is the lead manager of the Turner Small Cap Growth Fund and co-manager of the Turner MidCap Growth, Turner Micro Cap Growth and Turner Top 20 Funds. Mr. McVail joined Turner in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers four different share classes to give investors different price and cost options.
Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:
     Class A sha
     Class C sha

Contingent Deferred Sales Charge (CDSC)*:
     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of Purchase

No Sales Charges on Institutional Class or Institutional Service Class shares

Sales charges as paid to the Funds' distributor which either retains them or pays them to a selling representative. Gartmore Distribution Services, Inc. is the Fund's distributor (the "Distributor").

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an up-front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower up-from sales charge than you would for Class A share and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order in excess of $250,000 for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A shares                                          Class B shares                               Class C shares
----------------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so your          Front-end sales charge means that a portion
portion of your initial investment goes   full investment immediately goes            of your initial investment goes toward the
toward the sales charge, and is not       toward buying shares                        sales charge and is not invested. Front-end
invested                                                                              sales charge on Class C is lower than
                                                                                      Class A
----------------------------------------------------------------------------------------------------------------------------------
Reductions and waivers of the sales       No reductions of the CDSC available, but    Like Class B shares, no reductions of the
charge available                          waivers available                           CDSC  are available, but waivers are
                                                                                      available
----------------------------------------------------------------------------------------------------------------------------------
Lower expenses than Class B               Higher distribution and service fees        Higher distribution and service fees
and Class C shares mean higher            than Class A shares mean higher             than Class A shares mean higher
dividends per share                       fund expenses and lower dividends           fund expenses and lower dividends
                                          per share                                   per share
----------------------------------------------------------------------------------------------------------------------------------
Conversion features are not applicable    After seven years, Class B shares           Unlike Class B shares, Class C
                                          convert into Class A shares, which          shares do not automatically convert
                                          reduces your future fund expenses           into another class
----------------------------------------------------------------------------------------------------------------------------------
No sales charge when shares are sold      CDSC if shares are sold within six years:   CDSC of 1% is applicable if shares
back to the Fund(1)                       5% in the first year, 4% in the second, 3%  are sold in the first year after
                                          in the third and fourth years, 2% in the    purchase
                                          fifth, and 1% in the sixth year
----------------------------------------------------------------------------------------------------------------------------------
No maximum investment limit               Investments of $250,000 or more may         Investments of $1,000,000
                                          not be Permitted(2)                         or more may not be permitted(3)

---------------

1    A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
2    This limit was calculated based on a seven year holding period.
3    This limit was calculated based on a one year holding period.

BUYING, SELLING AND EXCHANGING FUND SHARES

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For investors who are eligible to purchase Institutional Service Class or Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans

- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

-    funds of funds offered by the Distributor or other affiliates of Gartmore
     Funds

- tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds

- Institutional advisory accounts of GGAMT or its affiliates and those having client relationships with an affiliate of GGAMT, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

- registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated for services it provides exclusively from its clients for such advisory services

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BUYING SHARES

MINIMUM INVESTMENTS-CLASS A, CLASS B AND CLASS C SHARES
--------------------------------------------------------------------------

To open an account (per Fund)                                       $1,000
--------------------------------------------------------------------------
Through the Automatic Asset
Accumulation plan per transaction                                      $25
--------------------------------------------------------------------------
Additional investments (per Fund)                                     $100
--------------------------------------------------------------------------

MINIMUM INVESTMENT-INSTITUTIONAL SERVICE CLASS
--------------------------------------------------------------------------

To open an account (per Fund)                                      $50,000
--------------------------------------------------------------------------
Additional investments                                                None
--------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------

To open an account (per Fund)                                   $1,000,000
--------------------------------------------------------------------------
Additional investments                                                None
--------------------------------------------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans. Call 1-800-848-0920 for more information.

Purchase price. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocated to such class, less liabilities allocable to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    Other days when the New York Stock Exchange is not open.

The Funds reserve the right not to determine an NAV when:

-    It has not received any orders to purchase, sell or exchange shares.
-    Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A SALES CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES                                            Dealer
                                      Sales Charge      Commission
                                          as a             as a
                                      percentage of    percentage of
                                   -------------------
                                   Offering    Amount    Offering
Amount of purchase                   Price    Invested     Price
-------------------------------------------------------------------
Less than $50,000                     5.75%      6.10%       5.00%
------------------------------------------------------------------
50,000 to $99,000                     4.75       4.71        4.00
------------------------------------------------------------------
100,000 to $249,000                   3.50       3.63        3.00
------------------------------------------------------------------
250,000 to $499,999                   2.50       2.56        2.00
------------------------------------------------------------------
500,000 to $999,999                   2.00       2.04        1.25
------------------------------------------------------------------
1 million or more                     None       None        None

CLASS C SALES CHARGES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES AVAILABLE FOR PURCHASE PRIOR TO MARCH 1, 2003

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in a Fund through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

- The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Gartmore Funds Class A shares.
-    The purchase can be made in any combination of Gartmore Funds.
- The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the

BUYING, SELLING AND EXCHANGING FUND SHARES

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     first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

- 1.00% for sales of the Gartmore Funds of $1 million and more but less than $3 million.
- 0.50% for sales of the Gartmore Funds of $3 million and more but less than $50 million.
-    0.25% for sales of the Gartmore Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

-    An increase in the amount of your investment. The table above
     ---------------------------------------------
     shows how the sales charge decreases as the amount of your investment increases.

-    Family Member Discount. Members of your family who live at
     -----------------------
     the same address can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

-    Lifetime Additional Discount. You can add the value of any of the
     -----------------------------
     Gartmore Funds Class A shares (except the Gartmore Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

-    Insurance Proceeds or Benefits Discount Privilege. If you use the
     --------------------------------------------------
     proceeds of an insurance policy issued by any member of the Nationwide Insurance Enterprise to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

-    No sales charge on a repurchase. If you sell Fund shares from
     --------------------------------
     your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and your reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

-    Letter of Intent Discount. State in writing that during a 13-month
     --------------------------
     period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
- Any person who pays for the shares with the proceeds of a sale of non-Gartmore fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver).
- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of Gartmore Mutual Funds (including its predecessor Trusts).
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GGAMT and GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

WAIVER OF CLASS C SALES CHARGES

Both the front-end sales charges and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an [unaffiliated] brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.

BUYING, SELLING AND EXCHANGING FUND SHARES

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CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800- 848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the automated voice-response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                      1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                    1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of a Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the appropriate Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

BUYING, SELLING AND EXCHANGING FUND SHARES

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If you sell shares of any class in an amount exceeding $250,000 or 1% of the net asset value of a Fund, under extraordinary circumstances a Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you. For more information about the Funds' ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE - CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

-    If a redemption is over $100,000.
-    If your account registration has changed within the last 10 business days.
- If the redemption check is made payable to anyone other than the registered shareholder.
- If the proceeds are sent to a bank account not previously designated or changed within the past 10 business days.
-    If the proceeds are mailed to an address other than the address of record.

The Fund reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                1      2       3       4       5       6     7 years
Sale within   year   years   years   years   years   years   or more
---------------------------------------------------------------------

Sales charge     5%      4%      3%      3%      2%      1%        0%

For certain sales to employer-sponsored retirement plans prior to March 2, 2003, a different CDSC may be applicable. Specifically, under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in a Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes- Selling Fund Shares" on page __.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature guarantee- Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the automated voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-09290 after 7 p.m. Eastern Time to learn the day's closing share price.

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling Gartmore Funds at 1-800-848-0920 or on our website www.gartmorefunds. com. Your sale of shares will be processed on the date the Funds receive your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES- CLASS A, B AND C SHARES

If the value of your Class A, B or C shares of a Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing such shares of their shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

Class                                      As a % of daily net assets
--------------------------------------------------------------------------------
Class A shares                             0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                             1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                             1.00% (0.25% service fee)

Because these fees are paid out of the Funds' assets on an ongoing

BUYING, SELLING AND EXCHANGING FUND SHARES

================================================================================


basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes-- Exchanging Fund Shares" on page __.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B, Class C, Institutional Class or Institutional Service Class shares.

Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. Beginning with purchases made March 1, 2003, if you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those new Class A shares within 18 months of the original purchase, the CDSC of the original Gartmore Fund purchase will apply. If you exchange Prime Shares of the Gartmore Money Market Fund (the "Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. If you exchange Class B or Class C shares for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C shares, the time you hold the Class B or Class C shares prior to the exchange will be counted for purposes of calculating the CDSC.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system, or by logging on to our website at www.gartmorefunds.com. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

Fund Exchange                                                     Fee
----------------------------------------------------------------------

Gartmore Emerging Markets Fund                                   2.00%
----------------------------------------------------------------------
Gartmore International Growth Fund                               2.00%
----------------------------------------------------------------------
Gartmore International Small Cap Growth Fund                     2.00%
----------------------------------------------------------------------
Gartmore Global Financial Services Fund                          2.00%
----------------------------------------------------------------------
Gartmore Global Utilities Fund                                   2.00%
----------------------------------------------------------------------
Gartmore Global Health Sciences Fund                             2.00%
----------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                                  2.00%
----------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                                 2.00%
----------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                                2.00%
----------------------------------------------------------------------
Gartmore Global Technology and Communications Fund               2.00%
----------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                                   1.50%
----------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                                     1.50%
----------------------------------------------------------------------
Gartmore Millennium Growth Fund                                  1.50%
----------------------------------------------------------------------
Gartmore Value Opportunities Fund                                1.50%
----------------------------------------------------------------------
Nationwide Small Cap Fund                                        1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

DISTRIBUTION AND TAXES

================================================================================


The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates. For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

Capital gains, if any, realized by a Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains realized after May 5, 2003 are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. No interest is paid during the time the check is outstanding.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs a Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use a fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Class R shares of a fund are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

DISTRIBUTION AND TAXES

================================================================================


SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares after May 5, 2003 will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non- U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)
- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)
-    Semi-Annual Report

To obtain a document free of charge, contact us at the address or number listed below.

FOR ADDITIONAL INFORMATION CONTACT:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 9 p.m.
Eastern Time, Monday through Friday)

FOR 24-HOUR ACCOUNT ACCESS:

1-800-848-0920 (toll free)
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to
copy any documents.)

ON THE EDGAR DATABASE VIA
THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT
FILE NO.: 811-08495




GARTMORE
     FUNDS

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
                                                                    GG-0006 3/03
WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2004

                              GARTMORE MUTUAL FUNDS
                       (FORMERLY NATIONWIDE MUTUAL FUNDS)

                       GARTMORE ASIA PACIFIC LEADERS FUND
                               GARTMORE BOND FUND
                            GARTMORE BOND INDEX FUND
                      (FORMERLY NATIONWIDE BOND INDEX FUND)
                            GARTMORE CONVERTIBLE FUND
                         GARTMORE EMERGING MARKETS FUND
                         GARTMORE EUROPEAN LEADERS FUND
                     GARTMORE GLOBAL FINANCIAL SERVICES FUND
                      GARTMORE GLOBAL HEALTH SCIENCES FUND
                      GARTMORE GLOBAL SMALL COMPANIES FUND
                         GARTMORE GLOBAL TECHNOLOGY AND
                               COMMUNICATIONS FUND
                         GARTMORE GLOBAL UTILITIES FUND
                          GARTMORE GOVERNMENT BOND FUND
                              GARTMORE GROWTH FUND
                          GARTMORE HIGH YIELD BOND FUND
                       GARTMORE INTERNATIONAL GROWTH FUND
                        GARTMORE INTERNATIONAL INDEX FUND
                 (FORMERLY NATIONWIDE INTERNATIONAL INDEX FUND)
                 GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND
            GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
                  GARTMORE INVESTOR DESTINATIONS MODERATE FUND
           GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
                GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND
                          GARTMORE LARGE CAP VALUE FUND
       GARTMORE LONG-SHORT EQUITY PLUS FUND GARTMORE MICRO CAP EQUITY FUND
                          GARTMORE MID CAP GROWTH FUND
                       GARTMORE MID CAP MARKET INDEX FUND
                 (FORMERLY NATIONWIDE MID CAP MARKET INDEX FUND)
                         GARTMORE MILLENNIUM GROWTH FUND
                           GARTMORE MONEY MARKET FUND
                    GARTMORE MORLEY CAPITAL ACCUMULATION FUND
                      GARTMORE MORLEY ENHANCED INCOME FUND
                        GARTMORE NATIONWIDE LEADERS FUND
                      (FORMERLY GARTMORE U.S. LEADERS FUND)
                                GARTMORE OTC FUND
                           GARTMORE S&P 500 INDEX FUND
                    (FORMERLY NATIONWIDE S&P 500 INDEX FUND)
                          GARTMORE SMALL CAP INDEX FUND
                   (FORMERLY NATIONWIDE SMALL CAP INDEX FUND)
                          GARTMORE TAX-FREE INCOME FUND
                            GARTMORE NATIONWIDE FUND
                  GARTMORE NATIONWIDE PRINCIPAL PROTECTED FUND
                             GARTMORE SMALL CAP FUND
                      (FORMERLY NATIONWIDE SMALL CAP FUND)
                        GARTMORE U.S. GROWTH LEADERS FUND
                        GARTMORE VALUE OPPORTUNITIES FUND
                         GARTMORE WORLDWIDE LEADERS FUND
                        NORTHPOINTE SMALL CAP VALUE FUND

     Gartmore Mutual Funds (the "Trust") is a registered open-end investment company consisting of 42 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

     This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

- Gartmore International Growth Fund and Gartmore Emerging Markets Fund dated March 1, 2004;

- Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund), Gartmore U.S. Growth Leaders Fund and Gartmore Worldwide Leaders Fund dated March 1, 2004;

- Gartmore Micro Cap Equity Fund, Gartmore Millennium Growth Fund, Gartmore Value Opportunities Fund and Gartmore High Yield Bond Fund dated March 1, 2004;

- Gartmore Global Technology and Communications Fund, Gartmore Global Financial Services Fund, Gartmore Global Utilities Fund and Gartmore Global Health Sciences Fund dated March 1, 2004;

- Gartmore Nationwide Fund, Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Mid Cap Growth Fund and Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund) , dated March 1, 2004;

-     NorthPointe  Small  Cap  Value  Fund  dated  March  1,  2004;

- Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Morley Enhanced Income Fund and Gartmore Money Market Fund dated March 1, 2004;

-     Gartmore  Long-Short  Equity  Plus  Fund  dated  March  1,  2004;

- Gartmore Bond Fund, Gartmore Government Bond Fund and Gartmore Tax-Free Income Fund (Class X and Class Y shares) dated March 1, 2004;

- Gartmore S&P 500 Index Fund (formerly Nationwide S&P 500 Index Fund), Gartmore Small Cap Index Fund (formerly Nationwide Small Cap Index Fund), Gartmore Mid Cap Market Index Fund (formerly Nationwide Mid Cap Market Index
Fund), Gartmore International Index Fund (formerly Nationwide International Index Fund) and Gartmore Bond Index Fund (formerly Nationwide Bond Index Fund) dated March 1, 2004;

-     Gartmore  Morley  Capital  Accumulation  Fund  dated  March  1,  2004;

- Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund (collectively, the "Investor Destinations Funds") dated March 1, 2004;

- Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund and Gartmore European Leaders Fund dated March 1, 2004;

-     Gartmore  Nationwide  Principal  Protected  Fund  dated March 1, 2004; and

-     Gartmore  Convertible  Fund  dated  December  15,  2003.

Shares of the Gartmore Nationwide Principal Protected, Gartmore European Leaders, Gartmore Asia Pacific Leaders, Gartmore OTC, and Gartmore Global Small Companies Funds are not currently being offered to investors.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.

The Prospectuses may be obtained from Gartmore Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 1-800-848-0920.




TABLE OF CONTENTS
                                                                         PAGE
----------------------------------------------------------------------------------
General Information and History                                                ___
Additional Information on Portfolio Instruments and Investment Policies        ___
Description of Portfolio Instruments and Investment Policies                   ___
Investment Restrictions                                                        ___
Trustees and Officers of the Trust                                             ___
Investment Advisory and Other Services                                         ___
Brokerage Allocation                                                           ___
Additional Information on Purchases and Sales                                  ___
Valuation of Shares                                                            ___
Systematic Investment Strategies                                               ___
Investor Privileges                                                            ___
Investor Services                                                              ___
Fund Performance Advertising                                                   ___
Additional Information                                                         ___
Additional General Tax Information For All Funds                               ___
Major Shareholders                                                             ___
Financial Statements                                                           ___
Appendix A - Debt Ratings                                                      ___
Appendix B - Proxy Voting Guidelines Summaries                                 ___

                        GENERAL INFORMATION AND HISTORY

     Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust dated October 30, 1997, as subsequently amended. The Trust currently consists of 42 separate series, each with its own investment objective. Each of the Funds, except the Gartmore S&P 500 Index, Gartmore Asia Pacific Leaders, Gartmore European Leaders, Gartmore Nationwide Leaders, Gartmore U.S. Growth Leaders, Gartmore Worldwide Leaders, Gartmore Global Health Sciences, Gartmore Global Financial Services, Gartmore Global Utilities, Gartmore Global Technology and Communications and each of the Investor Destinations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     On August 27, 2001, the Nationwide Long-Term U.S. Government Bond Fund reorganized with and into the Gartmore Government Bond Fund, which is the survivor of the transaction for accounting and performance purposes.

     On June 23, 2003, the Montgomery Global Focus Fund and the Montgomery Global Opportunities Fund, two series portfolios of The Montgomery Funds, reorganized with and into the Gartmore Worldwide Leaders Fund. Also on June 23, 2003, the Montgomery Partners Long-Short Equity Plus Fund, a series portfolio of The Montgomery Funds II ("Montgomery Fund"), reorganized with and into the Gartmore Long-Short Equity Plus Fund. For accounting and performance purposes, the Montgomery Fund was considered to be the survivor of its reorganization. Therefore, the performance and other financial information regarding the Gartmore Long-Short Equity Plus Fund for periods prior to June 23, 2003 in this SAI relate to the prior operations of the Montogmery Fund.

     On December 22, 2003, the Nationwide Large Cap Growth Fund reorganized with and into the Gartmore Growth Fund, which is the survivor of the transaction for accounting and performance purposes.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
                             AND INVESTMENT POLICIES

ALL  FUNDS

     The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the Investor Destinations Funds, this SAI, like the Prospectus for such Funds, uses the term "Fund" to include the different combinations of mutual funds in which each Fund in the Investor Destination Series will invest (the "Underlying Funds").

     Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.




TYPE
OF                                                   GARTMORE                        GARTMORE                 GARTMORE  GARTMORE
INVESTMENT                                             TAX      GARTMORE   GARTMORE    S&P       GARTMORE       HIGH     GLOBAL
OR                   GARTMORE   GARTMORE   GARTMORE    FREE    GOVERNMENT   MONEY      500         VALUE       YIELD     HEALTH
TECHNIQUE             GROWTH   NATIONWIDE    BOND     INCOME      BOND      MARKET    INDEX    OPPORTUNITIES    BOND    SCIENCES
--------------------------------------------------------------------------------------------------------------------------------
U.S.
COMMON
STOCKS. . . . . . .  Y         Y                                                     Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED
STOCKS. . . . . . .  Y         Y                                                               Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
SMALL
COMPANY
STOCKS. . . . . . .  Y         Y                                                               Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
SPECIAL
SITUATION
COMPANIES . . . . .  Y         Y                                                     Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
ILLIQUID
SECURITIES. . . . .  Y         Y           Y         Y         Y           Y                   Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
RESTRICTED
SECURITIES. . . . .  Y         Y           Y         Y         Y           Y                   Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED/
DELAYED-DELIVERY
SECURITIES. . . . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
COMPANIES . . . . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE
INVESTMENT
TRUSTS (REITS)                                                                       Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
SECURITIES
OF FOREIGN
ISSUERS . . . . . .  Y         Y           Y                               Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY
RECEIPTS. . . . . .  Y         Y                                                     Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
SECURITIES
FROM
DEVELOPING
COUNTRIES/EMERGING
MARKETS                                                                                        Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE
SECURITIES. . . . .  Y         Y           Y                                                   Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
LONG-TERM
DEBT                                       Y         Y         Y                                              Y
--------------------------------------------------------------------------------------------------------------------------------
LONG-TERM
DEBT WHEN
ORIGINALLY
ISSUED BUT
WITH 397
DAYS OR LESS
REMAINING
TO MATURITY . . . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
FLOATING
AND VARIABLE
RATE SECURITIES . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
ZERO
COUPON
SECURITIES                                 Y         Y         Y                                              Y
--------------------------------------------------------------------------------------------------------------------------------
PAY-IN-KIND
BONDS                                      Y                                                                  Y
--------------------------------------------------------------------------------------------------------------------------------
DEFERRED
PAYMENT
SECURITIES                                 Y                                                                  Y
--------------------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT
GRADE DEBT                                 Y         Y                                                        Y
--------------------------------------------------------------------------------------------------------------------------------
LOAN
PARTICIPATIONS
AND
ASSIGNMENTS . . . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN
DEBT
(FOREIGN)
(DENOMINATED
IN U.S. $)                                 Y                               Y                                  Y
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN
COMMERCIAL
PAPER
(DENOMINATED
IN U.S. $). . . . .  Y         Y                                           Y                                  Y         Y
--------------------------------------------------------------------------------------------------------------------------------
DURATION                                   Y                   Y                                              Y
--------------------------------------------------------------------------------------------------------------------------------
U.S.
GOVERNMENT
SECURITIES. . . . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------
MONEY
MARKET
INSTRUMENTS . . . .  Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
--------------------------------------------------------------------------------------------------------------------------------



TYPE                           GARTMORE
OF                   GARTMORE    MID
INVESTMENT            SMALL      CAP       GARTMORE     GARTMORE
OR                     CAP      MARKET   INTERNATIONAL    BOND
TECHNIQUE             INDEX     INDEX        INDEX       INDEX
----------------------------------------------------------------
U.S.
COMMON
STOCKS. . . . . . .  Y         Y
----------------------------------------------------------------
PREFERRED
STOCKS
----------------------------------------------------------------
SMALL
COMPANY
STOCKS. . . . . . .  Y         Y
----------------------------------------------------------------
SPECIAL
SITUATION
COMPANIES . . . . .  Y         Y
----------------------------------------------------------------
ILLIQUID
SECURITIES. . . . .  Y         Y         Y              Y
----------------------------------------------------------------
RESTRICTED
SECURITIES. . . . .  Y         Y         Y              Y
----------------------------------------------------------------
WHEN-ISSUED/
DELAYED-DELIVERY
SECURITIES. . . . .  Y         Y         Y              Y
----------------------------------------------------------------
INVESTMENT
COMPANIES . . . . .  Y         Y         Y              Y
----------------------------------------------------------------
REAL ESTATE
INVESTMENT
TRUSTS (REITS). . .  Y         Y         Y
----------------------------------------------------------------
SECURITIES
OF FOREIGN
ISSUERS . . . . . .  Y         Y         Y              Y
----------------------------------------------------------------
DEPOSITARY
RECEIPTS. . . . . .  Y         Y         Y
----------------------------------------------------------------
SECURITIES
FROM
DEVELOPING
COUNTRIES/EMERGING
MARKETS
----------------------------------------------------------------
CONVERTIBLE
SECURITIES
----------------------------------------------------------------
LONG-TERM
DEBT                                                    Y
----------------------------------------------------------------
LONG-TERM
DEBT WHEN
ORIGINALLY
ISSUED BUT
WITH 397
DAYS OR LESS
REMAINING
TO MATURITY . . . .  Y         Y         Y              Y
----------------------------------------------------------------
SHORT-TERM DEBT . .  Y         Y         Y              Y
----------------------------------------------------------------
FLOATING
AND VARIABLE
RATE SECURITIES . .  Y         Y         Y              Y
----------------------------------------------------------------
ZERO
COUPON
SECURITIES                                              Y
----------------------------------------------------------------
PAY-IN-KIND
BONDS
----------------------------------------------------------------
DEFERRED
PAYMENT
SECURITIES
----------------------------------------------------------------
NON-INVESTMENT
GRADE DEBT
----------------------------------------------------------------
LOAN
PARTICIPATIONS
AND
ASSIGNMENTS . . . .  Y         Y         Y              Y
----------------------------------------------------------------
SOVEREIGN
DEBT
(FOREIGN)
(DENOMINATED
IN U.S. $)                                              Y
----------------------------------------------------------------
FOREIGN
COMMERCIAL
PAPER
(DENOMINATED
IN U.S. $)                               Y              Y
----------------------------------------------------------------
DURATION
----------------------------------------------------------------
U.S.
GOVERNMENT
SECURITIES. . . . .  Y         Y         Y              Y
----------------------------------------------------------------
MONEY
MARKET
INSTRUMENTS . . . .  Y         Y         Y              Y
----------------------------------------------------------------



TYPE                                                                                        GARTMORE                    GARTMORE
OF                 GARTMORE              GARTMORE    GARTMORE  NORTHPOINTE    GARTMORE      INVESTOR      GARTMORE      INVESTOR
INVESTMENT          LARGE    GARTMORE     MORLEY      MORLEY      SMALL       INVESTOR    DESTINATIONS    INVESTOR    DESTINATIONS
OR                   CAP      SMALL      CAPITAL     ENHANCED      CAP      DESTINATIONS   MODERATELY   DESTINATIONS   MODERATELY
TECHNIQUE           VALUE      CAP     ACCUMULATION   INCOME      VALUE      AGGRESSIVE    AGGRESSIVE     MODERATE    CONSERVATIVE
----------------------------------------------------------------------------------------------------------------------------------
U.S.
COMMON
STOCKS. . . . . .  Y         Y                                 Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED
STOCKS. . . . . .  Y                                           Y
----------------------------------------------------------------------------------------------------------------------------------
SMALL
COMPANY
STOCKS. . . . . .  Y         Y                                 Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
SPECIAL
SITUATION
COMPANIES . . . .  Y         Y                                 Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID
SECURITIES. . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
RESTRICTED
SECURITIES. . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED/
DELAYED-DELIVERY
SECURITIES. . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT
COMPANIES . . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
REAL
ESTATE
INVESTMENT
TRUSTS
(REITS) . . . . .  Y         Y                                 Y
----------------------------------------------------------------------------------------------------------------------------------
SECURITIES
OF FOREIGN
ISSUERS . . . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
DEPOSITARY
RECEIPTS. . . . .  Y         Y                                 Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
SECURITIES
FROM
DEVELOPING
COUNTRIES/
EMERGING
MARKETS                                                        Y
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE
SECURITIES. . . .  Y         Y                                 Y
----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM
DEBT. . . . . . .  Y         Y         Y             Y                      Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM
DEBT
WHEN
ORIGINALLY
ISSUED
BUT WITH
397 DAYS
OR LESS
REMAINING
TO
MATURITY. . . . .  Y         Y         Y             Y                      Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
DEBT. . . . . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
FLOATING
AND
VARIABLE
RATE
SECURITIES. . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
ZERO
COUPON
SECURITIES                             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
PAY-IN-KIND
BONDS
----------------------------------------------------------------------------------------------------------------------------------
DEFERRED
PAYMENT
SECURITIES. . . .  Y
----------------------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT
GRADE
DEBT
----------------------------------------------------------------------------------------------------------------------------------
LOAN
PARTICIPATIONS
AND
ASSIGNMENTS . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN
DEBT
(FOREIGN)
(DENOMINATED
IN U.S.$) . . . .  Y         Y         Y             Y                      Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN
COMMERCIAL
PAPER)
(DENOMINATED
IN U.S.$)                              Y             Y                      Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
DURATION                               Y             Y                      Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
U.S.
GOVERNMENT
SECURITIES. . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------
MONEY
MARKET
INSTRUMENTS . . .  Y         Y         Y             Y         Y            Y             Y             Y             Y
----------------------------------------------------------------------------------------------------------------------------------


TYPE                                            GARTMORE
OF                   GARTMORE                    GLOBAL
INVESTMENT           INVESTOR     GARTMORE     TECHNOLOGY    GARTMORE    GARTMORE
OR                 DESTINATIONS  MILLENNIUM       AND        EMERGING  INTERNATIONAL   GARTMORE
TECHNIQUE          CONSERVATIVE    GROWTH    COMMUNICATIONS  MARKETS      GROWTH      CONVERTIBLE
-------------------------------------------------------------------------------------------------
U.S.
COMMON
STOCKS. . . . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
PREFERRED
STOCKS                           Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
SMALL
COMPANY
STOCKS. . . . . .  Y             Y           Y               Y         Y
-------------------------------------------------------------------------------------------------
SPECIAL
SITUATION
COMPANIES . . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
ILLIQUID
SECURITIES. . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
RESTRICTED
SECURITIES. . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
WHEN-ISSUED/
DELAYED-DELIVERY
SECURITIES. . . .  Y             Y           Y               Y         Y
-------------------------------------------------------------------------------------------------
INVESTMENT
COMPANIES . . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
REAL
ESTATE
INVESTMENT
TRUSTS
(REITS)                          Y           Y               Y         Y
-------------------------------------------------------------------------------------------------
SECURITIES
OF FOREIGN
ISSUERS . . . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
DEPOSITARY
RECEIPTS. . . . .  Y             Y           Y               Y         Y
-------------------------------------------------------------------------------------------------
SECURITIES
FROM
DEVELOPING
COUNTRIES/
EMERGING
MARKETS                          Y           Y               Y         Y
-------------------------------------------------------------------------------------------------
CONVERTIBLE
SECURITIES                       Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
LONG-TERM
DEBT. . . . . . .  Y                                         Y         Y              Y
-------------------------------------------------------------------------------------------------
LONG-TERM
DEBT
WHEN
ORIGINALLY
ISSUED
BUT WITH
397 DAYS
OR LESS
REMAINING
TO
MATURITY. . . . .  Y                                         Y         Y              Y
-------------------------------------------------------------------------------------------------
SHORT-TERM
DEBT. . . . . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
FLOATING
AND
VARIABLE
RATE
SECURITIES. . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
ZERO
COUPON
SECURITIES                                                   Y         Y              Y
-------------------------------------------------------------------------------------------------
PAY-IN-KIND
BONDS                                                        Y         Y
-------------------------------------------------------------------------------------------------
DEFERRED
PAYMENT
SECURITIES                                                   Y         Y
-------------------------------------------------------------------------------------------------
NON-INVESTMENT
GRADE
DEBT                                                         Y         Y              Y
-------------------------------------------------------------------------------------------------
LOAN
PARTICIPATIONS
AND
ASSIGNMENTS . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
SOVEREIGN
DEBT
(FOREIGN)
(DENOMINATED
IN U.S.$) . . . .  Y             Y                           Y         Y
-------------------------------------------------------------------------------------------------
FOREIGN
COMMERCIAL
PAPER)
(DENOMINATED
IN U.S.$) . . . .  Y                                         Y         Y
-------------------------------------------------------------------------------------------------
DURATION. . . . .  Y                                         Y         Y              Y
-------------------------------------------------------------------------------------------------
U.S.
GOVERNMENT
SECURITIES. . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------
MONEY
MARKET
INSTRUMENTS . . .  Y             Y           Y               Y         Y              Y
-------------------------------------------------------------------------------------------------

TYPE             GARTMORE   GARTMORE  GARTMORE   GARTMORE  GARTMORE  GARTMORE  GARTMORE   GARTMORE    GARTMORE   GARTMORE
OF               WORLDWIDE  EUROPEAN   GLOBAL      OTC       U.S.      ASIA     GLOBAL     GLOBAL    NATIONWIDE   MICRO
INVESTMENT        LEADERS   LEADERS     SMALL               GROWTH   PACIFIC   FINANCIAL  UTILITIES   LEADERS      CAP
OR                                    COMPANIES            LEADERS   LEADERS   SERVICES                           EQUITY
TECHNIQUE
-------------------------------------------------------------------------------------------------------------------------
U.S.             Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
COMMON
STOCKS
-------------------------------------------------------------------------------------------------------------------------
PREFERRED        Y          Y         Y          Y         Y         Y         Y          Y          Y
STOCKS
-------------------------------------------------------------------------------------------------------------------------
SMALL            Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
COMPANY
STOCKS
-------------------------------------------------------------------------------------------------------------------------
SPECIAL          Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
SITUATION
COMPANIES
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID         Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
RESTRICTED       Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED/     Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
DELAYED-
DELIVERY
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT       Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
COMPANIES
-------------------------------------------------------------------------------------------------------------------------
REAL             Y          Y         Y          Y                             Y          Y                      Y
ESTATE
INVESTMENT
TRUSTS
(REITS)
-------------------------------------------------------------------------------------------------------------------------
SECURITIES       Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
OF FOREIGN
ISSUERS
-------------------------------------------------------------------------------------------------------------------------
DEPOSITARY       Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
SECURITIES       Y          Y         Y          Y         Y         Y         Y          Y
FROM
DEVELOPING
COUNTRIES/
EMERGING
MARKETS
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE      Y          Y         Y          Y         Y         Y         Y          Y          Y
SECURITIES

LONG-TERM                                                  Y         Y         Y          Y
DEBT
-------------------------------------------------------------------------------------------------------------------------
LONG-TERM                                                  Y         Y         Y          Y          Y
DEBT
WHEN
ORIGINALLY
ISSUED,
BUT WITH
397 DAYS
OR LESS
REMAINING
TO MATURITY
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM       Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
DEBT
-------------------------------------------------------------------------------------------------------------------------
FLOATING         Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
AND
VARIABLE
RATE
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
ZERO                        Y                                        Y         Y          Y
COUPON
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
PAY-IN-KIND
BONDS
-------------------------------------------------------------------------------------------------------------------------
DEFERRED                                                             Y         Y          Y
PAYMENT
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT                                             Y         Y
GRADE DEBT
-------------------------------------------------------------------------------------------------------------------------
LOAN             Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
PARTICIPATIONS
AND
ASSIGNMENTS
-------------------------------------------------------------------------------------------------------------------------
SOVEREIGN        Y          Y         Y          Y
DEBT (FOREIGN)
(DENOMINATED
IN U.S.$)
-------------------------------------------------------------------------------------------------------------------------
FOREIGN          Y          Y         Y          Y                                                   Y
COMMERCIAL
PAPER
(DENOMINATED
IN U.S.$)
-------------------------------------------------------------------------------------------------------------------------
DURATION         Y          Y         Y          Y
-------------------------------------------------------------------------------------------------------------------------
U.S.             Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
GOVERNMENT
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
MONEY            Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
MARKET
INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------



TYPE             GARTMORE   GARTMORE    GARTMORE
OF                 MID     LONG-SHORT  NATIONWIDE
INVESTMENT         CAP       EQUITY    PRINCIPAL
OR                GROWTH      PLUS     PROTECTED*
TECHNIQUE
-------------------------------------------------
U.S.             Y         Y           G, PG
COMMON
STOCKS
-------------------------------------------------
PREFERRED        Y         Y           G, PG
STOCKS
-------------------------------------------------
SMALL            Y         Y           G, PG
COMPANY
STOCKS
-------------------------------------------------
SPECIAL          Y         Y           G, PG
SITUATION
COMPANIES
-------------------------------------------------
ILLIQUID         Y         Y           G, PG
SECURITIES
-------------------------------------------------
RESTRICTED       Y         Y           G, PG
SECURITIES
-------------------------------------------------
WHEN-ISSUED/     Y         Y           G, PG
DELAYED-
DELIVERY
SECURITIES
-------------------------------------------------
INVESTMENT       Y         Y           A
COMPANIES
-------------------------------------------------
REAL             Y                     G, PG
ESTATE
INVESTMENT
TRUSTS
(REITS)
-------------------------------------------------
SECURITIES       Y                     A
OF FOREIGN
ISSUERS
-------------------------------------------------
DEPOSITARY       Y         Y           G, PG
RECEIPTS
-------------------------------------------------
SECURITIES
FROM
DEVELOPING
COUNTRIES/
EMERGING
MARKETS
-------------------------------------------------
CONVERTIBLE      Y         Y           G, PG
SECURITIES
-------------------------------------------------
LONG-TERM                              PG
DEBT
-------------------------------------------------
LONG-TERM                  Y           A
DEBT
WHEN
ORIGINALLY
ISSUED,
BUT WITH
397 DAYS
OR LESS
REMAINING
TO MATURITY
-------------------------------------------------
SHORT-TERM       Y         Y           A
DEBT
-------------------------------------------------
FLOATING         Y         Y           A
AND
VARIABLE
RATE
SECURITIES
-------------------------------------------------
ZERO                                   G
COUPON
SECURITIES
-------------------------------------------------
PAY-IN-KIND
BONDS
-------------------------------------------------
DEFERRED
PAYMENT
SECURITIES
-------------------------------------------------
NON-INVESTMENT
GRADE DEBT
-------------------------------------------------
LOAN             Y         Y
PARTICIPATIONS
AND
ASSIGNMENTS
-------------------------------------------------
SOVEREIGN
DEBT (FOREIGN)
(DENOMINATED
IN U.S.$)
-------------------------------------------------
FOREIGN          Y                     A
COMMERCIAL
PAPER
(DENOMINATED
IN U.S.$)
-------------------------------------------------
DURATION                               G
-------------------------------------------------
U.S.             Y         Y           A
GOVERNMENT
SECURITIES
-------------------------------------------------
MONEY            Y         Y           A
MARKET
INSTRUMENTS
-------------------------------------------------

TYPE            GARTMORE   GARTMORE   GARTMORE  GARTMORE   GARTMORE   GARTMORE  GARTMORE    GARTMORE     GARTMORE  GARTMORE
OF               GROWTH   NATIONWIDE    BOND      TAX     GOVERNMENT   MONEY      S&P         VALUE        HIGH     GLOBAL
INVESTMENT                                        FREE       BOND      MARKET     500     OPPORTUNITIES   YIELD     HEALTH
OR                                               INCOME                          INDEX                     BOND    SCIENCES
TECHNIQUE
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-                             Y         Y         Y           Y                                  Y
BACKED
SECURITIES
---------------------------------------------------------------------------------------------------------------------------
STRIPPED                              Y                   Y                                              Y
MORTGAGE
SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED                        Y                   Y                                              Y
MORTGAGE
OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                                                 Y
DOLLAR ROLLS
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED    Y         Y           Y         Y         Y           Y                                  Y
SECURITIES
---------------------------------------------------------------------------------------------------------------------------
BANK            Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
AND/OR
SAVINGS
AND LOAN
OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE      Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
AGREEMENTS
---------------------------------------------------------------------------------------------------------------------------
DERIVATIVES     Y         Y           Y         Y                     Y         Y         Y              Y         Y
---------------------------------------------------------------------------------------------------------------------------
REVERSE         Y         Y           Y         Y         Y                     Y         Y              Y         Y
REPURCHASE
AGREEMENTS
---------------------------------------------------------------------------------------------------------------------------
WARRANTS        Y         Y                                                               Y              Y         Y
---------------------------------------------------------------------------------------------------------------------------
FUTURES         Y         Y                                                     Y         Y              Y         Y
---------------------------------------------------------------------------------------------------------------------------
OPTIONS         Y         Y           Y         Y                               Y         Y              Y         Y
---------------------------------------------------------------------------------------------------------------------------
FOREIGN                                                                                   Y              Y         Y
CURRENCIES
---------------------------------------------------------------------------------------------------------------------------
FORWARD                                                                         Y         Y              Y         Y
CURRENCY
CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
BORROWING       Y         Y           Y         Y         Y           Y         Y         Y              Y         Y
MONEY
---------------------------------------------------------------------------------------------------------------------------
LENDING         Y         Y           Y         Y         Y                     Y         Y              Y         Y
PORTFOLIO
SECURITIES
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT      Y         Y           Y         Y         Y                     Y         Y              Y         Y
OF SECURITIES
LENDING
COLLATERAL
---------------------------------------------------------------------------------------------------------------------------
SHORT           Y                                                               Y         Y              Y         Y
SALES
---------------------------------------------------------------------------------------------------------------------------
PARTICIPATION                                                                                            Y
INTERESTS
---------------------------------------------------------------------------------------------------------------------------
SWAP                                                                            Y                        Y
AGREEMENTS
---------------------------------------------------------------------------------------------------------------------------
WRAP
CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
INDEXED         Y         Y                                                     Y
SECURITIES
---------------------------------------------------------------------------------------------------------------------------
STRIP                                 Y                   Y                                              Y
BONDS
---------------------------------------------------------------------------------------------------------------------------
PUT                                   Y         Y                                                        Y
BONDS
---------------------------------------------------------------------------------------------------------------------------
PRIVATE                                                                                                  Y
ACTIVITY
AND
INDUSTRIAL
DEVELOPMENT
BONDS
---------------------------------------------------------------------------------------------------------------------------
CUSTODIAL                                                                                                Y
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
NATIONWIDE
CONTRACT
---------------------------------------------------------------------------------------------------------------------------
EXTENDABLE                                                            Y
COMMERCIAL
NOTES
---------------------------------------------------------------------------------------------------------------------------
STANDBY                                                                                                  Y
COMMITMENT
AGREEMENTS
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL                                       Y                     Y
SECURITIES
---------------------------------------------------------------------------------------------------------------------------


TYPE            GARTMORE  GARTMORE    GARTMORE     GARTMORE
OF               SMALL      MID     INTERNATIONAL    BOND
INVESTMENT        CAP       CAP         INDEX       INDEX
OR               INDEX     MARKET
TECHNIQUE                  INDEX
-----------------------------------------------------------
MORTGAGE-                                          Y
BACKED
SECURITIES
-----------------------------------------------------------
STRIPPED                                           Y
MORTGAGE
SECURITIES
-----------------------------------------------------------
COLLATERALIZED                                     Y
MORTGAGE
OBLIGATIONS
-----------------------------------------------------------
MORTGAGE                                           Y
DOLLAR ROLLS
-----------------------------------------------------------
ASSET-BACKED                                       Y
SECURITIES
-----------------------------------------------------------
BANK            Y         Y         Y              Y
AND/OR
SAVINGS
AND LOAN
OBLIGATIONS
-----------------------------------------------------------
REPURCHASE      Y         Y         Y              Y
AGREEMENTS
-----------------------------------------------------------
DERIVATIVES     Y         Y         Y              Y
-----------------------------------------------------------
REVERSE         Y         Y         Y              Y
REPURCHASE
AGREEMENTS
-----------------------------------------------------------
WARRANTS
-----------------------------------------------------------
FUTURES         Y         Y         Y              Y
-----------------------------------------------------------
OPTIONS         Y         Y         Y              Y
-----------------------------------------------------------
FOREIGN                             Y
CURRENCIES
-----------------------------------------------------------
FORWARD                             Y
CURRENCY
CONTRACTS
-----------------------------------------------------------
BORROWING       Y         Y         Y              Y
MONEY
-----------------------------------------------------------
LENDING         Y         Y         Y              Y
PORTFOLIO
SECURITIES
-----------------------------------------------------------
INVESTMENT      Y         Y         Y              Y
OF SECURITIES
LENDING
COLLATERAL
-----------------------------------------------------------
SHORT           Y         Y         Y              Y
SALES
-----------------------------------------------------------
PARTICIPATION
INTERESTS
-----------------------------------------------------------
SWAP            Y         Y         Y              Y
AGREEMENTS
-----------------------------------------------------------
WRAP
CONTRACTS
-----------------------------------------------------------
INDEXED         Y         Y         Y              Y
SECURITIES
-----------------------------------------------------------
STRIP
BONDS
-----------------------------------------------------------
PUT
BONDS
-----------------------------------------------------------
PRIVATE
ACTIVITY
AND
INDUSTRIAL
DEVELOPMENT
BONDS
-----------------------------------------------------------
CUSTODIAL
RECEIPTS
-----------------------------------------------------------
NATIONWIDE
CONTRACT
-----------------------------------------------------------
EXTENDABLE
COMMERCIAL
NOTES
-----------------------------------------------------------
STANDBY                                            Y
COMMITMENT
AGREEMENTS
-----------------------------------------------------------
MUNICIPAL
SECURITIES

TYPE             GARTMORE  GARTMORE    GARTMORE    GARTMORE  NORTHPOINTE    GARTMORE      GARTMORE      GARTMORE      GARTMORE
OF                LARGE     SMALL       MORLEY      MORLEY      SMALL       INVESTOR      INVESTOR      INVESTOR      INVESTOR
INVESTMENT         CAP       CAP       CAPITAL     ENHANCED      CAP      DESTINATIONS  DESTINATIONS  DESTINATIONS  DESTINATIONS
OR                VALUE              ACCUMULATION   INCOME      VALUE      AGGRESSIVE    MODERATELY     MODERATE     MODERATELY
TECHNIQUE                                                                                AGGRESSIVE                 CONSERVATIVE
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                      Y             Y                      Y             Y             Y             Y
SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED                             Y             Y
MORTGAGE
SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED                       Y             Y                      Y             Y             Y             Y
MORTGAGE
OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                             Y             Y                      Y             Y             Y             Y
DOLLAR ROLLS
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                         Y             Y                      Y             Y             Y             Y
SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
BANK             Y         Y         Y             Y         Y            Y             Y             Y             Y
AND/OR
SAVINGS
AND LOAN
OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE       Y         Y         Y             Y         Y            Y             Y             Y             Y
AGREEMENTS
--------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES      Y         Y                       Y         Y            Y             Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
REVERSE          Y         Y         Y             Y         Y
REPURCHASE
AGREEMENTS
--------------------------------------------------------------------------------------------------------------------------------
WARRANTS         Y         Y                                 Y
--------------------------------------------------------------------------------------------------------------------------------
FUTURES          Y         Y                       Y         Y            Y             Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
OPTIONS          Y         Y                       Y         Y            Y             Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN                                                      Y            Y             Y             Y             Y
CURRENCIES
--------------------------------------------------------------------------------------------------------------------------------
FORWARD                    Y                                 Y            Y             Y             Y             Y
CURRENCY
CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
BORROWING        Y         Y         Y             Y         Y            Y             Y             Y             Y
MONEY
--------------------------------------------------------------------------------------------------------------------------------
LENDING          Y         Y         Y             Y         Y            Y             Y             Y             Y
PORTFOLIO
SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT       Y         Y         Y             Y         Y
OF
SECURITIES
LENDING
COLLATERAL
--------------------------------------------------------------------------------------------------------------------------------
SHORT                                                                     Y             Y             Y             Y
SALES
--------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION
INTERESTS
--------------------------------------------------------------------------------------------------------------------------------
SWAP                                 Y                                    Y             Y             Y             Y
AGREEMENTS
--------------------------------------------------------------------------------------------------------------------------------
WRAP                                 Y
CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
INDEXED                              Y             Y                      Y             Y             Y             Y
SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
STRIP
BONDS
--------------------------------------------------------------------------------------------------------------------------------
PUT
BONDS
--------------------------------------------------------------------------------------------------------------------------------
PRIVATE
ACTIVITY
AND
INDUSTRIAL
DEVELOPMENT
BONDS
--------------------------------------------------------------------------------------------------------------------------------
CUSTODIAL
RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE                                                                Y             Y             Y             Y
CONTRACT
--------------------------------------------------------------------------------------------------------------------------------
EXTENDABLE                                                                Y             Y             Y             Y
COMMERCIAL
NOTES
--------------------------------------------------------------------------------------------------------------------------------
STANDBY
COMMITMENT
AGREEMENTS
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL
SECURITIES
--------------------------------------------------------------------------------------------------------------------------------


TYPE               GARTMORE     GARTMORE      GARTMORE     GARTMORE    GARTMORE      GARTMORE
OF                 INVESTOR    MILLENNIUM      GLOBAL      EMERGING  INTERNATIONAL  CONVERTIBLE
INVESTMENT       DESTINATIONS    GROWTH      TECHNOLOGY    MARKETS      GROWTH
OR               CONSERVATIVE                   AND
TECHNIQUE                                  COMMUNICATIONS
-----------------------------------------------------------------------------------------------
MORTGAGE-BACKED  Y                                         Y         Y
SECURITIES
-----------------------------------------------------------------------------------------------
STRIPPED
MORTGAGE
SECURITIES
-----------------------------------------------------------------------------------------------
COLLATERALIZED   Y
MORTGAGE
OBLIGATIONS
-----------------------------------------------------------------------------------------------
MORTGAGE         Y
DOLLAR ROLLS
-----------------------------------------------------------------------------------------------
ASSET-BACKED     Y             Y
SECURITIES
-----------------------------------------------------------------------------------------------
BANK             Y             Y           Y               Y         Y              Y
AND/OR
SAVINGS
AND LOAN
OBLIGATIONS
-----------------------------------------------------------------------------------------------
REPURCHASE       Y             Y           Y               Y         Y              Y
AGREEMENTS
-----------------------------------------------------------------------------------------------
DERIVATIVES      Y             Y           Y               Y         Y              Y
-----------------------------------------------------------------------------------------------
REVERSE                        Y           Y               Y         Y              Y
REPURCHASE
AGREEMENTS
-----------------------------------------------------------------------------------------------
WARRANTS                       Y           Y               Y         Y              Y
-----------------------------------------------------------------------------------------------
FUTURES          Y             Y           Y               Y         Y              Y
-----------------------------------------------------------------------------------------------
OPTIONS          Y             Y           Y               Y         Y              Y
-----------------------------------------------------------------------------------------------
FOREIGN          Y                         Y               Y         Y
CURRENCIES
-----------------------------------------------------------------------------------------------
FORWARD          Y             Y           Y               Y         Y
CURRENCY
CONTRACTS
-----------------------------------------------------------------------------------------------
BORROWING        Y             Y           Y               Y         Y              Y
MONEY
-----------------------------------------------------------------------------------------------
LENDING          Y             Y           Y               Y         Y              Y
PORTFOLIO
SECURITIES
-----------------------------------------------------------------------------------------------
INVESTMENT                     Y           Y               Y         Y
OF
SECURITIES
LENDING
COLLATERAL
-----------------------------------------------------------------------------------------------
SHORT            Y             Y           Y               Y         Y              Y
SALES
-----------------------------------------------------------------------------------------------
PARTICIPATION
INTERESTS
-----------------------------------------------------------------------------------------------
SWAP             Y
AGREEMENTS
-----------------------------------------------------------------------------------------------
WRAP
CONTRACTS
-----------------------------------------------------------------------------------------------
INDEXED          Y
SECURITIES
-----------------------------------------------------------------------------------------------
STRIP
BONDS
-----------------------------------------------------------------------------------------------
PUT
BONDS
-----------------------------------------------------------------------------------------------
PRIVATE
ACTIVITY
AND
INDUSTRIAL
DEVELOPMENT
BONDS
-----------------------------------------------------------------------------------------------
CUSTODIAL
RECEIPTS
-----------------------------------------------------------------------------------------------
NATIONWIDE       Y
CONTRACT
-----------------------------------------------------------------------------------------------
EXTENDABLE       Y
COMMERCIAL
NOTES
-----------------------------------------------------------------------------------------------
STANDBY
COMMITMENT
AGREEMENTS
-----------------------------------------------------------------------------------------------
MUNICIPAL
SECURITIES
-----------------------------------------------------------------------------------------------

TYPE             GARTMORE   GARTMORE  GARTMORE   GARTMORE  GARTMORE  GARTMORE  GARTMORE   GARTMORE    GARTMORE   GARTMORE
OF               WORLDWIDE  EUROPEAN   GLOBAL      OTC       U.S.      ASIA     GLOBAL     GLOBAL    NATIONWIDE   MICRO
INVESTMENT        LEADERS   LEADERS     SMALL               GROWTH   PACIFIC   FINANCIAL  UTILITIES   LEADERS      CAP
OR                                    COMPANIES            LEADERS   LEADERS   SERVICES                           EQUITY
TECHNIQUE
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                            Y
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
STRIPPED
MORTGAGE
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED
MORTGAGE
OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE
DOLLAR
ROLLS
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                                               Y
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
BANK             Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
AND/OR
SAVINGS
AND LOAN
OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE       Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
AGREEMENTS
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES      Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
-------------------------------------------------------------------------------------------------------------------------
REVERSE          Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
REPURCHASE
AGREEMENTS
-------------------------------------------------------------------------------------------------------------------------
WARRANTS         Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
-------------------------------------------------------------------------------------------------------------------------
FUTURES          Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
-------------------------------------------------------------------------------------------------------------------------
OPTIONS          Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
-------------------------------------------------------------------------------------------------------------------------
FOREIGN          Y          Y         Y          Y         Y         Y         Y          Y
CURRENCIES
-------------------------------------------------------------------------------------------------------------------------
FORWARD          Y          Y         Y          Y         Y         Y         Y          Y
CURRENCY
CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
BORROWING        Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
MONEY
-------------------------------------------------------------------------------------------------------------------------
LENDING          Y          Y         Y          Y         Y         Y         Y          Y          Y           Y
PORTFOLIO
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
SHORT            Y          Y         Y                              Y         Y          Y                      Y
SALES
-------------------------------------------------------------------------------------------------------------------------
PARTICIPATION
INTERESTS
-------------------------------------------------------------------------------------------------------------------------
SWAP                                             Y         Y
AGREEMENTS
-------------------------------------------------------------------------------------------------------------------------
WRAP
CONTRACTS
-------------------------------------------------------------------------------------------------------------------------
INDEXED                                                    Y                                         Y           Y
SECURITIES
-------------------------------------------------------------------------------------------------------------------------
STRIP
BONDS
-------------------------------------------------------------------------------------------------------------------------
PUT
BONDS
-------------------------------------------------------------------------------------------------------------------------
PRIVATE
ACTIVITY
AND
INDUSTRIAL
DEVELOPMENT
BOND
CUSTODIAL
RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
NATIONWIDE
CONTRACT
-------------------------------------------------------------------------------------------------------------------------
EXTENDABLE
COMMERCIAL
NOTES
-------------------------------------------------------------------------------------------------------------------------
STANDBY
COMMITMENT
AGREEMENTS
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL
SECURITIES
-------------------------------------------------------------------------------------------------------------------------


TYPE             GARTMORE   GARTMORE    GARTMORE
OF                 MID     LONG-SHORT  NATIONWIDE
INVESTMENT         CAP       EQUITY    PRINCIPAL
OR                GROWTH      PLUS     PROTECTED*
TECHNIQUE
-------------------------------------------------
MORTGAGE-BACKED                        G
SECURITIES
-------------------------------------------------
STRIPPED
MORTGAGE
SECURITIES
-------------------------------------------------
COLLATERALIZED                         G
MORTGAGE
OBLIGATIONS
-------------------------------------------------
MORTGAGE
DOLLAR
ROLLS
-------------------------------------------------
ASSET-BACKED                           A
SECURITIES
-------------------------------------------------
BANK             Y         Y           A
AND/OR
SAVINGS
AND LOAN
OBLIGATIONS
-------------------------------------------------
REPURCHASE       Y         Y           A
AGREEMENTS
-------------------------------------------------
DERIVATIVES      Y         Y           A
-------------------------------------------------
REVERSE          Y         Y           G,PG
REPURCHASE
AGREEMENTS
-------------------------------------------------
WARRANTS         Y                     G, PG
-------------------------------------------------
FUTURES          Y         Y           G, PG
-------------------------------------------------
OPTIONS          Y         Y           G, PG
-------------------------------------------------
FOREIGN          Y
CURRENCIES
-------------------------------------------------
FORWARD          Y
CURRENCY
CONTRACTS
-------------------------------------------------
BORROWING        Y         Y           A
MONEY
-------------------------------------------------
LENDING          Y         Y           G, PG
PORTFOLIO
SECURITIES
-------------------------------------------------
SHORT            Y         Y
SALES
-------------------------------------------------
PARTICIPATION
INTERESTS
-------------------------------------------------
SWAP                       Y
AGREEMENTS
-------------------------------------------------
WRAP
CONTRACTS
-------------------------------------------------
INDEXED          Y         Y           PG
SECURITIES
-------------------------------------------------
STRIP                                  G, PG
BONDS
-------------------------------------------------
PUT
BONDS
-------------------------------------------------
PRIVATE
ACTIVITY
AND
INDUSTRIAL
DEVELOPMENT
BOND
CUSTODIAL
RECEIPTS
-------------------------------------------------
NATIONWIDE
CONTRACT
-------------------------------------------------
EXTENDABLE
COMMERCIAL
NOTES
-------------------------------------------------
STANDBY
COMMITMENT
AGREEMENTS
-------------------------------------------------
MUNICIPAL
SECURITIES
-------------------------------------------------

* The Gartmore Nationwide Principal Protected Fund has an Offering Period, a Guarantee Period, and a Post Guarantee Period and may not invest in all of these investments during each period. For example, during the Offering Period, fund assets will be invested primarily in cash and money market obligations. During the Guarantee Period, the Fund may not be permitted by the terms of the Capital Protection Agreement (as described in the Fund's prospectus) to invest in all the securities and utilize all the techniques described below and in the Fund's prospectus. Therefore, the permissible securities that the Fund may invest in during each period are identified as follows:

O    =  Offering  Period
G    =  Guarantee  Period
PG   =  Post  Guarantee  Period
A    =  All  Periods

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE  INDEX  FUNDS

     The Gartmore Small Cap Index Fund, Gartmore S&P 500 Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore International Index Fund and Gartmore Bond Index Fund will be referred to herein, collectively, as the "Index Funds."

     S&P 500 Index Fund. The investment objective of the S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

     Small Cap Index Fund. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000 Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     Mid Cap Market Index Fund. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400
Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     Bond Index Fund. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     International Index Fund. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

     About Indexing. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

     Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, S&P 500 Index Fund, and fixed-income securities in the case of the Bond Index Fund).

     Because each Index Fund seeks to replicate the total return of its respective index, Fund Asset Management, L.P. (FAM), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, FAM judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

     FAM may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

     The ability of each Index Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, FAM generally will not attempt to judge the merits of any particular security as an investment.

     Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE  INVESTOR  DESTINATIONS  FUNDS

     Each of the Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the Investor Destinations Funds discusses the investment objectives and strategies for each Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the Investor Destinations Funds allocates its assets among the different Underlying Funds and
- except for the Aggressive Fund currently - the Nationwide contract (described in more detail below). Periodically, each Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there are not expected to be large, sudden changes in an Investor Destinations Fund's asset allocation.

     The following is a list of the mutual funds that are part of the Trust (the "Gartmore Mutual Funds") in which the Investor Destinations Funds may currently invest. This list may be updated from time to time and may be supplemented with funds that are not part of the Gartmore Mutual Funds. Each of the Funds is described in this SAI and their respective Prospectuses.

-     Gartmore  International  Index  Fund
-     Gartmore  Small  Cap  Index  Fund
-     Gartmore  Mid  Cap  Market  Index  Fund
-     Gartmore  Bond  Index  Fund
-     Gartmore  S&P  500  Index  Fund
-     Gartmore  Morley  Enhanced  Income  Fund
-     Gartmore  Money  Market  Fund

INFORMATION  CONCERNING  DURATION

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT  OBLIGATIONS

     Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

     Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

     In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

     Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

- U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- The Federal Housing Administration and the Farmers Home Administration; - The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
-    The  Federal  Home  Loan  Banks;
-    The  Federal  National  Mortgage  Association  ("FNMA");
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"); and
-    The  Federal  Farm  Credit  Banks.

     The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPs are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

     Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities are pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collaterized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

     In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Put Bonds. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund's adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

     Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes. The Gartmore Tax-Free Income Fund will invest primarily in municipal securities. In addition, the Gartmore Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

     Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Gartmore Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Gartmore Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

     An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

     Custodial Receipts. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

MONEY  MARKET  INSTRUMENTS

     Money  market  instruments  may include the following types of instruments:

- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

-    repurchase  agreements;

-    bank  or  savings  and  loan  obligations;

- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

- high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser.

- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Gartmore Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.

- unrated short term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.

EXTENDABLE  COMMERCIAL  NOTES

     The  Gartmore  Money  Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

WRAP  CONTRACTS

     The Gartmore Morley Capital Accumulation Fund enters into wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share. Although the Gartmore Morley Enhanced Income Fund is also permitted to cover certain assets of the Fund with wrap contracts in order to reduce the volatility of the Fund's NAV, it does not currently intend to do so. A wrap contract is a contract between a Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Funds expect to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Funds' wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus interest on the assets accrued at the crediting rate specified under the wrap contract) wrap contracts will be assets of a Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of a Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of a Fund.

     A Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Funds. Wrap contracts obligate wrap providers to make certain payments to the Funds in exchange for payment of premiums. With respect to the Gartmore Morley Capital Accumulation Fund, payments made by wrap providers as provided by wrap contracts are intended to enable the Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. The wrap contracts currently entered into for the Fund will not pay a fund at all unless all assets have been sold to fund redemption of shares. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. A typical wrap contract provides for adjustment of the crediting rate under various circumstances, such as if there is a default on any of the Fund's assets covered by the wrap contract or as the difference between the market value and the book value of the covered assets otherwise varies. The crediting rate may also change due to increases and decreases in the amount of covered assets attributable to purchases or certain redemptions of Fund shares. The impact of these circumstances depends on whether the market value of the covered assets is higher or lower than the assets' book value. The crediting rate under a wrap contract will not fall below zero.

     If the market value of covered assets is higher than their book value, the crediting rate will ordinarily be higher than the yield on the covered assets. In this situation, cash from purchases of Fund shares will tend to lower the crediting rate and, thus, the Fund's return; conversely, redemptions of Fund shares will tend to increase the crediting rate and the Fund's return. If the market value of covered assets is lower than their book value, the crediting rate will ordinarily be lower than the yield on the covered assets. In this situation, cash from purchases of Fund shares will tend to increase crediting rate and the Fund's return; conversely, redemptions of Fund shares will tend to decrease the crediting rate and the Fund's return. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

     The Gartmore Morley Capital Accumulation Fund will normally hold one to three percent of its assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, a Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after a Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

     Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Fund will be consistent with its investment objectives and policies as set forth in the Prospectus and this SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if a Fund changes its investment objectives, policies and restrictions as set forth in the Prospectus and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, a Fund may not be able successfully to replace contract coverage with another provider.

     Wrap contracts may mature on specified dates and may be terminable upon notice by the Funds or in the event of a default by either the Funds or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Funds or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2004, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2007. In addition, during the conversion period, the Funds may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

     Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by a Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

     As described above, the Gartmore Morley Capital Accumulation Fund intends to utilize wrap contacts in order to maintain a stable net asset value of $10.00. However, in order to satisfy tax requirements that the Fund distribute substantially all of its investment company taxable income, the Fund may be required to pay out an additional annual distribution of any excess amounts of taxable income not previously distributed in dividends. If such an annual distribution is required, the Board of Trustees may act to try to maintain a stable net asset value by declaring a reverse split of the Fund's shares. The reverse split will be in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of the distribution, to remain the same as before the distribution was paid and will not affect the total value of the shareholder's shares.

     Risks Associated with Wrap Contracts. The Gartmore Morley Capital Accumulation Fund expects wrap contracts to enable it to maintain the price of the Fund at $10.00 per share. The Gartmore Morley Enhanced Income Fund may utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair a Fund's ability to achieve this objective.

     The Fund's wrap contracts typically will cause the Fund's yield to rise and Fall fall more slowly when interest rates change than the yield of a conventional bond or money market fund, so the Fund's yield may not reflect current market rates. Also, purchases and redemptions by Fund shareholders may increase or decrease the "crediting rate," the rate of return on the portion of the Fund covered by wrap contracts, which may increase or decrease the Fund's yield. Under extreme circumstances, the crediting rate, and thus the Fund's yield, could be reduced to zero for an extended period. Because of these adjustments to the crediting rate, a Fund shareholder may realize more or less than the actual investment return on the Fund's covered assets. Under certain circumstances the Fund may be obligated under the wrap contracts to maintain a high percentage of its assets in short-term investments or cash, which would result in reduced income for the Fund.

     The Fund may not be able to maintain a constant share price if any governmental or self-regulatory authority determines that it is not appropriate to value wrap contracts as the difference between the market value of the Fund's covered assets and their book value or if the Fund's Board of Trustees determines that such valuation is not appropriate.

     If a wrap contract matures or terminates, the Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce their respective NAVs accordingly. Likewise, if the market value of the covered assets is greater than their book value, a Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Funds may be negatively affected.

     The Trust's Board of Trustees has established policies and procedures for the Gartmore Morley Capital Accumulation Fund governing valuation of these instruments which it believes in good faith accurately reflect the value of each such Fund's wrap contracts and will establish similar procedures for the Gartmore Morley Enhanced Income Fund, if that Fund desires to enter into a specific wrap contract. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations a Fund may experience variability in its NAV per share.

     Wrap Contracts do not protect the Funds from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event a Fund may experience a decrease in NAV.

     Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Funds may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of a Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE  AGREEMENTS

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK  OBLIGATIONS

     Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

WHEN-ISSUED  SECURITIES  AND  DELAYED-DELIVERY  TRANSACTIONS

     When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.
Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY  COMMITMENT  AGREEMENTS

     These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period if the security is not ultimately issued.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING  PORTFOLIO  SECURITIES

     Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     Investment of Securities Lending Collateral. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. Government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the SAI.
Collateral may also be invested in a money market investment company or short-term collective investment trust.

     Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets and may provide for a minimum guaranteed rate of return to the investor.

     Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the an unconditional guarantee is provided by the issuer's parent.

     Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED  SECURITIES

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL  COMPANY  AND  EMERGING  GROWTH  STOCKS

     Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.
Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL  SITUATION  COMPANIES

     "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN  SECURITIES

     Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN  COMMERCIAL  PAPER

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

REAL  ESTATE  INVESTMENT  TRUSTS

     Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

Convertible  Securities

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.
Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" below.

WARRANTS

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED  STOCK

     Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT  SELLING  OF  SECURITIES

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     A Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a loss.

RESTRICTED,  NON-PUBLICLY  TRADED  AND  ILLIQUID  SECURITIES

     A  Fund  may  not  invest  more than 15% (10% for the Gartmore Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

     Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

     A Fund may borrow money from banks, limited by SEC rules to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. Except the Gartmore High Yield Bond Fund, Gartmore Morley Enhanced Income Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Value Opportunities Fund, the Index Funds and the Investor Destinations Funds, a Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets, except that a Fund may purchase securities during such time to the extent only that the Fund's receivables for securities sold exceeds the amount of such borrowings at the time of purchase.

     Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

     Leverage and the Index Funds. The use of leverage by an Index Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, FAM in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede FAM from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     A Fund at times may borrow from affiliates of FAM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

DERIVATIVE  INSTRUMENTS

     A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward currency contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

     Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.
These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description Of Portfolio Instruments And Investment Policies - Restricted, Non-Publicly Traded and Illiquid Securities."


     Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

     A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD  CURRENCY  CONTRACTS

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES  OF  INVESTMENT  COMPANIES

To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

     SPDRs and other Exchange Traded Funds. A Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

     ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

FLOATING  AND  VARIABLE  RATE  INSTRUMENTS

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN  PARTICIPATIONS  AND  ASSIGNMENTS

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE  DOLLAR  ROLLS  AND  REVERSE  REPURCHASE  AGREEMENTS

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE  NATIONWIDE  CONTRACT

     Each of the Investor Destinations Series (except the Gartmore Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the relatively stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL  INFORMATION  CONCERNING  THE  INDICES

     Russell 2000 Index. The Gartmore Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Gartmore Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.


     Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

     Frank Russell Company's publication of the Russell 2000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

     EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

     The Gartmore International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Gartmore International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Gartmore International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the Gartmore International Index Fund or the owners of shares of the Gartmore International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Gartmore International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the Gartmore International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Gartmore International Index Fund in connection with the administration, marketing or trading of the Gartmore International Index Fund.

     Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

     S&P 500 Index and S&P 400 Index. The Trust, on behalf of the Gartmore S&P 500 Index Fund and Mid Cap Market Index Fund, has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc.

     Standard & Poor's 500 , Standard & Poor's 500 , S&P 500 , S&P , 500 , Standard & Poor's Mid Cap 400 , S&P Mid Cap 400 , and S&P 400 are trademarks of The McGraw-Hill Companies, Inc. The Gartmore S&P 500 Index Fund and the Gartmore Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

CAPITAL  PROTECTION  AGREEMENT  (FOR THE GARTMORE NATIONWIDE PRINCIPAL PROTECTED
FUND)

     The Gartmore Nationwide Principal Protected Fund has entered into a Capital Protection Agreement with AIG Financial Products Corp. (the "Capital Protection Provider"), in order to help ensure that the Fund will be able to redeem any shareholder's account on the Guarantee Maturity Date at no less than the Guaranteed Amount. The Guaranteed Amount is the initial value of the investor's account at the beginning of the Guarantee Period. The Guaranteed Amount may be reduced under some circumstances described below. An investor's initial purchase amount will also be decreased by any initial sales charges paid to determine the investor's Guaranteed Amount. To receive the full Guaranteed Amount at the end of the Guarantee Period, an investor must automatically reinvest all dividends and distributions received from the Fund and redeem no shares. In addition to reductions in the Guaranteed Amount caused by redemptions or taking your dividends or distributions in cash, an investor's Guaranteed Amount may be reduced by:

- any extraordinary expenses incurred by the Fund that are not covered by the Capital Protection Agreement (including, for example, legal fees or other costs of litigating a claim brought against the Fund); and
- any reduction in the Fund's net assets because the Fund, Gartmore Mutual Fund Capital Trust (GMF) (the Fund's investment adviser) or its other service providers do not perform as required under the Capital Protection Agreement.

     Although the Fund never restricts your ability to redeem your shares or to take dividends or distributions in cash instead of reinvesting them, you will be reducing or eliminating the benefit of the Capital Protection if you do so during the Guarantee Period. As a result, shareholders who redeem during the Guarantee Period will bear the cost of the Capital Protection Agreement without receiving any corresponding benefit.

     Under the Capital Protection Agreement, if the assets of the Fund do not meet certain requirements or certain other conditions occur (including noncompliance with the certain agreed upon investment parameters) prior to the Guarantee Maturity Date (each, a "Trigger Event", as further described below), a "Zero Coupon Investment Period" may begin and the Fund may be required to liquidate its assets in both the Total Return Component (primarily equity securities) and the Protection Component (primarily high quality debt securities, which may include a high proportion of zero coupon securities) other than certain zero coupon U.S. Treasury securities it then holds, and will pay the proceeds of that liquidation to the Capital Protection Provider. In exchange for those proceeds, the Capital Protection Provider will deliver to the Fund zero coupon U.S. Treasury securities with a face amount that, together with the face amount of any zero coupon U.S. Treasury securities then held by the Fund, equals at least the aggregate Guaranteed Amount. If the Fund moves into a Zero Coupon Investment Period, the Fund will be required to hold zero coupon U.S. Treasury securities to maturity except to the extent that they need to be sold to cover shareholder redemptions and Fund expenses. At the end of the Guarantee Period, the Fund will inform the Capital Protection Provider whether the Fund's net assets are sufficient to pay the aggregate Guaranteed Amounts to the remaining shareholders. If there are not sufficient assets at that time and assuming that the Fund's assets have not been reduced by causes other than fluctuations in the market value of the Fund's assets or by redemptions from the Fund, the Capital Protection Provider will then pay to the Fund an amount of cash that, together with the available cash held by the Fund, equals the aggregate Guaranteed Amount.

     While the Capital Protection Agreement will protect the Fund from any reductions in the Fund's net asset value that are attributable to fluctuations in the market value of the Fund's assets, other reductions including, without limitation, those reductions attributable to acts or omissions of the Fund, GMF or their representatives that constitute negligence, recklessness, bad faith or willful misconduct, or to failures to comply with the Fund Allocation Conditions (conditions which determine the allocation from time to time of the Fund's assets between the Total Return Component and the Protection Component) or the Investment Management Guidelines (investment guidelines that determine the separate composition of each of the Total Return Component and the Protection Component, including specifying the types of securities, as well as the countries and sectors in which the Total Return Component and the Protection Component of the Fund may invest) are not covered by the Capital Protection Agreement.

     A "Trigger Event" means that the assets of the Fund do not meet the requirements of the Capital Protection Agreement on any business day prior to the Guarantee Maturity Date or the occurrence of any of the following events at any time before the fifth business day prior to the Guarantee Maturity Date:
(a) a change to the Investment Management Guidelines not approved by the Capital Protection Provider; (b) any failure by the Investment Adviser to cure a breach of the Fund Allocation Conditions after receipt of notice of such breach from the Capital Protection Provider; (c) any failure of the Fund to comply with the Investment Management Guidelines, unless such failure is cured in accordance with the Capital Protection Agreement; (d) the termination of, or the failure of expenses incurred by the Fund to be within the limits set forth in, the Expense Limitation Agreement; (e) the Fund has incurred expenses or liabilities or any person other than the Capital Protection Provider has asserted a claim through judicial proceedings such that the Fund incurred expenses or limitations not covered by the Expense Limitation Agreement in excess of 5% of the assets of the Fund; (f) an event of default where the Fund is the defaulting party or a termination event where the Fund is an affected party under the Capital Protection Agreement; (g) the Investment Adviser resigns, or the agreement with the Investment Adviser is terminated by the Board of Trustees, the Fund's shareholders or otherwise, and a successor is not acceptable to the Capital Protection Provider; (h) the Investment Adviser is no longer an affiliate of Nationwide Mutual Insurance Company; (i) the Investment Adviser breaches any obligation it has under the Capital Protection Agreement to cure a Trigger Event; (j) a breach by the Investment Adviser, the Fund or the Fund's custodian bank of the Capital Protection Agreement; (k) any amendment to the constitutive documents of the Fund, or any material change to the terms of the Fund that is adverse to the interests of the Fund or the Capital Protection Provider; or (l) any suspension of the calculation of the net asset value of the Fund or of redemptions of the Fund's, unless cured on the business day following its occurrence. Once a Trigger Event occurs and unless the condition causing the Trigger Event can be cured, the Fund may have to irreversibly invest in zero coupon U.S. Treasury securities for the remainder of the Guarantee Period and will enter into the "Zero Coupon Investment Period."

     The Trust's Board of Trustees may terminate or amend the terms of the Capital Protection Agreement at any time without shareholder approval, if the Board determines in its reasonable judgement that it is in the best interests of the Fund and its shareholders to do so. To the extent practicable, shareholders would be given at least 60 days prior written notice of any termination of the Capital Protection Agreement. In the event of such termination, the Trust's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of shareholders. In the event of the termination of the Capital Protection Agreement, the Fund would not be able to pay your Guaranteed Amount if and to the extent that the value of your account is less than your Guaranteed Amount on the Guarantee Maturity Date, unless the Fund is able to replace the Capital Protection Agreement. Replacement of the Capital Protection Agreement may entail substantial additional expense to the Fund.

     AIG FINANCIAL PRODUCTS CORP. AND AIG, INC. The Capital Protection Provider is a Delaware corporation. The Capital Protection Provider and its subsidiaries conduct, primarily as principal, a financial derivative products business. The Capital Protection Provider also enters into investment contracts and other structured transactions, and invests in a diversified portfolio of securities. In the course of conducting its business, the Capital Protection Provider also engages in a variety of other related transactions. AIG, Inc. (AIG), the Capital Protection Provider's parent, is also organized as a Delaware corporation. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG has unconditionally guaranteed the payment obligations of the Capital Protection Provider arising under the Capital Protection Agreement.

     Since the Capital Protection Provider's payment obligations under the Capital Protection Agreement are guaranteed by AIG, its parent, a shareholder's ability to receive the Guaranteed Amount may depend on the financial condition of the Capital Protection Provider and AIG and their ability to meet their obligations to the Fund. If the Capital Protection Provider and AIG become insolvent or their credit deteriorates substantially, the Capital Protection
Provider and AIG may not be able to perform as required by the Capital Protection Agreement and the related guarantee. In such event, the Fund could take a variety of actions, including replacing the Capital Protection Agreement. In such circumstances, shareholders could suffer a loss of principal. During the Post-Guarantee Period, an investment in the Fund will no longer receive the benefit of the Capital Protection Agreement.

The  following  is  incorporated  by  reference  herein

- AIG's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2001;
- AIG's unaudited financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002;
-    AIG's  current  report  on  Form 8-K dated and filed February 13, 2003; and
- to the extent filed with the Commission prior to the end of the Fund's Offering Period, AIG's audited financial statements included in any Annual Report of AIG on Form 10-K and AIG's unaudited financial statements included in any Quarterly Reports of AIG on Form 10-Q.

TEMPORARY  INVESTMENTS

     Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Gartmore Tax-Free Income Fund), may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO  TURNOVER

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds' portfolio turnover rate for the years ended October 31, 2003 and 2002, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:



FUND                                                     2003      2002
-----------------------------------------------------  --------  ---------

Gartmore Emerging Markets Fund[1] . . . . . . . . . .   146.04%     57.86%
-----------------------------------------------------  --------  ---------
Gartmore Global Health Sciences Fund[2] . . . . . . .   570.16%    893.80%
-----------------------------------------------------  --------  ---------
Gartmore Global Technology and Communications Fund[3]  1136.72%    944.01%
-----------------------------------------------------  --------  ---------
Gartmore International Growth Fund[4] . . . . . . . .   304.72%    226.70%
-----------------------------------------------------  --------  ---------
Gartmore Long-Short Equity Plus Fund[5] . . . . . . .   126.69%  425%[6][
-----------------------------------------------------  --------  ---------
Gartmore Micro Cap Equity Fund[7] . . . . . . . . . .   104.50%     56.08%
-----------------------------------------------------  --------  ---------
Gartmore Millennium Growth Fund[8]. . . . . . . . . .   365.45%    432.60%
-----------------------------------------------------  --------  ---------
Gartmore Nationwide Fund[9] . . . . . . . . . . . . .   120.02%     25.51%
-----------------------------------------------------  --------  ---------
Gartmore Nationwide Leaders Fund[10]. . . . . . . . .   196.86%     60.54%
-----------------------------------------------------  --------  ---------
Gartmore US Growth Leaders Fund[11] . . . . . . . . .   637.45%    773.95%
-----------------------------------------------------  --------  ---------
Gartmore Worldwide Leaders Fund[12] . . . . . . . . .   689.06%    467.35%
-----------------------------------------------------  --------  ---------



_____________________

1. The Emerging Markets Fund's portfolio turnover rate increased because the portfolio managers reacted to improved market conditions by selling some securities that had either reached their target prices or selling securities so that the Fund could purchase other securities that the portfolio managers believed had higher growth potential. In addition, there was a higher level of purchases into the Fund in 2003.
2. The portfolio manager for the Gartmore Global Health Sciences Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

3. The portfolio manager for the Gartmore Global Technology and Communications Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations

4. The Gartmore International Growth Fund's portfolio turnover rate increased because the portfolio managers reacted to improved market conditions by selling some securities that had either reached their target prices or selling securities so that the Fund could purchase other securities that the portfolio managers believed had higher growth potential. In addition, there was a higher level of shareholder activity in the Fund in 2003.

5. The 2003 number for the Gartmore Long-Short Equity Plus Fund only represents the portfolio turnover during the period from July 1, 2003 through October 31, 2003, because the Fund changed its fiscal year. It is expected that the portfolio turnover will be higher when a full fiscal year is represented.

6.     For  the  year  ended  June 30, 2003, the Gartmore Long-Short Equity Plus
Fund's prior fiscal year. The Fund's portfolio turnover of its fiscal year ended June 30, 2002 was 424%.

7. The Gartmore Micro Cap Equity Fund's portfolio turnover significantly increased in 2003 as a result of a considerable increase in purchases into the Fund

8. Because the portfolio manager for the Gartmore Millennium Growth Fund is not limited by portfolio turnover in his management style, the Fund's portfolio turnover will fluctuate based on particular market conditions.

9. Market conditions in 2003 required more decisive changes in the Gartmore Nationwide Fund's sector weights that led to increased portfolio turnover. More disciplined rebalancing of assets also generated higher portfolio turnover.

10. In 2003, there had been a change in the portfolio manager for the Gartmore Nationwide Leaders Fund. In addition, market conditions in 2003 required more changes in the Fund's sector weights that led to increased portfolio turnover.

11. Because the Gartmore US Growth Leaders Fund focuses on a smaller group of core holdings, any buy-sell decision on a security has a large impact on the portfolio turnover rate. The Fund's portfolio rate is also due to several factors including the Fund's relatively small asset size and higher levels of shareholder activity.

12. Because the subadviser for the Gartmore Worldwide Leader's Fund is not limited by portfolio turnover in its management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions.

INVESTMENT  RESTRICTIONS

     The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each  of  the  Funds:

- May not (EXCEPT THE GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE ASIA PACIFIC LEADERS FUND, GARTMORE EUROPEAN LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE
     NATIONWIDE LEADERS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE WORLDWIDE LEADERS FUND, THE INDEX FUNDS, INVESTOR DESTINATIONS FUNDS AND GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Gartmore Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.
- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.
- May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE GLOBAL HEALTH
     SCIENCES FUND, GARTMORE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS (EXCEPT THE GARTMORE S&P 500 INDEX FUND), GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Gartmore Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.
- May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE  GARTMORE  S&P  500  INDEX  FUND:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

THE INDEX FUNDS (EXCEPT THE GARTMORE S&P 500 INDEX FUND) AND THE INVESTOR DESTINATIONS FUNDS:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND AND GARTMORE MORLEY ENHANCED INCOME FUND:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

CONCENTRATION POLICIES. EACH OF THE FOLLOWING FUNDS INVESTS 25% OR MORE OF ITS ASSETS IN THE SECURITIES OF COMPANIES IN THE SAME OR RELATED INDUSTRIES AS DESCRIBED BELOW:

THE  GARTMORE  U.S.  GROWTH  LEADERS  FUND

- Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE  GARTMORE  GLOBAL  FINANCIAL  SERVICES  FUND:

- Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE  GARTMORE  GLOBAL  UTILITIES  FUND:

- Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE  GARTMORE  GLOBAL  HEALTH  SCIENCES  FUND:

- Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE  GARTMORE  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND:

- Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

Each  Fund  may  not:

- Sell securities short (except for the Gartmore Long-Short Equity Plus Fund, Gartmore Millennium Growth Fund, Gartmore High Yield Bond Fund and Gartmore U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Gartmore U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.
- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Gartmore Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
- Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Gartmore Long-Short Equity Plus Fund) in excess of 33 1/3% of the
     Fund's total assets at the time of such pledging, mortgaging or hypothecating.

EACH  FUND, EXCEPT THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS, MAY NOT:

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

EACH FUND EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS MAY NOT:

- Purchase securities when bank borrowings exceed 5% of such Fund's total assets, except that a Fund may purchase securities during such time to the extent only that the Fund's receivables for securities sold exceeds the amount of such borrowings at the time of purchase.

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

TRUSTEES  AND  OFFICERS  OF  THE  TRUST

MANAGEMENT  INFORMATION

TRUSTEES  WHO  ARE  NOT  INTERESTED  PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS




(1)                           (2)            (3)                     (4)                   (5)           (6)
                                            TERM                                         NUMBER
                                             OF                                            OF
                                           OFFICE                                      PORTFOLIOS
                                            WITH                  PRINCIPAL                IN
                                           TRUST-               OCCUPATION(S)             FUND          OTHER
NAME,                     POSITION(S)      LENGTH                  DURING                COMPLEX    DIRECTORSHIPS
ADDRESS,                     HELD            OF                     PAST                OVERSEEN         HELD
AND                          WITH           TIME                      5                    BY             BY
AGE                          FUND          SERVED*                  YEARS                TRUSTEE      TRUSTEE**
------------------------------------------------------------------------------------------------------------------
Charles E. Allen . . . .  Trustee      Since            Mr. Allen is Chairman,                 80   None
                                       July 2000        Chief Executive Officer and
c/o Gartmore Global                                     President of Graimark
Investments, Inc.                                       Realty Advisors, Inc. (real
1200 River Road,                                        estate development,
Suite 1000,                                             investment and asset
Conshohocken,                                           management).
PA 19428

Age 56
------------------------------------------------------------------------------------------------------------------
Paula H.J.                Trustee      Since            Ms. Cholmondeley was                   80   None
Cholmondeley                           July 2000        Vice President and General
                                                        Manager of Special Products
c/o Gartmore Global                                     at Sappi Fine Paper North
Investments, Inc.                                       America (1998 - 2003),
1200 River Road,                                        and, held various positions
Suite 1000,                                             with Owens Corning,
Conshohocken,                                           including Vice President
PA 19428                                                and General Manager of
                                                        the Residential Insulation
Age 56                                                  Division (1997 to 1998).
------------------------------------------------------------------------------------------------------------------
C. Brent DeVore. . . . .  Trustee      Since 1990       Dr. DeVore is President                80   None
                                                        of Otterbein College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken,
PA 19428

Age 63
------------------------------------------------------------------------------------------------------------------
Robert M. Duncan . . . .  Trustee      Since            Since 1999, Mr. Duncan                 80   None
                                       April 1987       has worked as an arbitration
c/o Gartmore Global                                     and mediation consultant.
Investments, Inc.                                       From 1996 to 1999, he was
1200 River Road,                                        Commissioner of the Ohio
Suite 1000,                                             Elections Commission.
Conshohocken,
PA 19428

Age 76
------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar. . .  Trustee      Since            Retired; Ms. Hennigar is               80   None
                                       July 2000        the former Chairman of
c/o Gartmore Global                                     OppenheimerFunds
Investments, Inc.                                       Services and Shareholder
1200 River Road,                                        Services Inc. Ms. Hennigar
Suite 1000,                                             held this position from
Conshohocken,                                           October 1999 to June, 2000.
PA 19428                                                Prior to that, she served as
                                                        President and Chief
Age 68                                                  Executive Officer of
                                                        OppenheimerFunds Services.
------------------------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV . . .  Trustee      Since            Dr. Kerr is President                  80   None
                                       October 1971     Emeritus of Kendall
c/o Gartmore Global                                     College.
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken,
PA 19428

Age 70
------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler . . .  Trustee                       Mr. Kridler is the President           80   None
                                       Since            and Chief Executive Officer
c/o Gartmore Global                    September 1997   of the Columbus Foundation,
Investments, Inc.                                       Columbus, OH based (a
1200 River Road,                                        foundation which manages
Suite 1000,                                             over 1,000 individual
Conshohocken,                                           endowment funds). Prior to
PA 19428                                                January 31, 2002, Mr.
                                                        Kridler was the President of
Age 48                                                  the Columbus Association
                                                        for the Performing Arts and
                                                        Chairman of the Greater
                                                        Columbus Convention and
                                                        Visitors Bureau.
------------------------------------------------------------------------------------------------------------------
David C. Wetmore . . . .  Trustee      Since            Mr. Wetmore is the                     80   None
                                       1995             Managing Director of
c/o Gartmore Global                                     Updata Capital, Inc., a
Investments, Inc.                                       venture capital firm.
1200 River Road,
Suite 1000,
Conshohocken,
PA 19428

Age 55
------------------------------------------------------------------------------------------------------------------

* Information provided may include time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation I, Nationwide Investing Foundation II and Financial Horizons Investment Trust). The term of office length is until a director resigns or reaches a mandatory retirement age of
     70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS




(1)                       (2)           (3)                      (4)                    (5)           (6)
NAME,                 POSITION(S)       TERM                  PRINCIPAL               NUMBER         OTHER
ADDRESS,                 HELD            OF                 OCCUPATION(S)               OF       DIRECTORSHIPS
AND                      WITH         OFFICE-                  DURING               PORTFOLIOS        HELD
AGE                      FUND          LENGTH                   PAST                    IN             BY
                                         OF                    5 YEARS                 FUND        TRUSTEE(2)
                                        TIME                                          COMPLEX
                                       SERVED                                        OVERSEEN
                                        (1)                                             BY
                                                                                      TRUSTEE
-------------------------------------------------------------------------------------------------------------
Paul J. Hondros. . .  Trustee      Since           Mr. Hondros is President               80(3)  None
                      and          July 2000       and Chief Executive Officer
Gartmore Global. . .  Chairman                     of Gartmore Distribution
Investments, Inc.                                  Services, Inc.*, Gartmore
1200 River Road,                                   Investor Services, Inc.*,
Suite 1000,                                        Gartmore Morley Capital
Conshohocken,                                      Management, Inc.*, Gartmore
PA 19428                                           Morley Financial Services,
                                                   Inc.,* NorthPointe Capital,
Age 55                                             LLC*,  GGAMT*, GGI*,
                                                   GMF*,and GSA* and a
                                                   Director of Nationwide
                                                   Securities, Inc.* as well as
                                                   several entities within
                                                   Nationwide Financial
                                                   Services, Inc. Prior to that,
                                                   Mr. Hondros served as
                                                   President and Chief
                                                   Operations Officer of
                                                   Pilgrim Baxter and
                                                   Associates, Ltd., an
                                                   investment management
                                                   firm, and its affiliated fixed
                                                   income investment
                                                   management arm, Pilgrim
                                                   Baxter Value Investors, Inc.
                                                   and as Executive Vice
                                                   President to the PBHG Funds,
                                                   PBHG Insurance Series
                                                   Funds and PBHG Adviser
                                                   Funds.
-------------------------------------------------------------------------------------------------------------
Arden L. Shisler . .  Trustee      February        Mr. Shisler is President and             80   None
                                   2000            Chief Executive Officer of
c/o Gartmore Global                                K&B Transport, Inc., a
Investments, Inc.                                  trucking firm, Chairman of
1200 River Road,                                   the Board for Nationwide
Suite 1000,                                        Mutual Insurance Company*
Conshohocken,                                      and a Director of Nationwide
PA 19428                                           Financial Services, Inc.*

Age 62
-------------------------------------------------------------------------------------------------------------




(1)                     (2)           (3)                      (4)                    (5)           (6)
NAME,               POSITION(S)       TERM                  PRINCIPAL               NUMBER         OTHER
ADDRESS,               HELD            OF                 OCCUPATION(S)               OF       DIRECTORSHIPS
AND                    WITH          OFFICE                  DURING               PORTFOLIOS        HELD
AGE                    FUND            -                      PAST                    IN             BY
                                     LENGTH                  5 YEARS                 FUND        TRUSTEE(2)
                                       OF                                           COMPLEX
                                      TIME                                         OVERSEEN
                                     SERVED                                           BY
                                      (1)                                           TRUSTEE
------------------------------------------------------------------------------------------------------------
Gerald J. Holland.  Treasurer    Since           Mr. Holland is Senior Vice               80   None
                                 March 2001      President - Operations for
Gartmore Global                                  GGI*, GMF* and GSA.*  He
Investments, Inc.                                was Assistant Treasurer to
1200 River Road,                                 the Funds. Prior to July 2000,
Conshohocken,                                    he was Vice President for
PA 19428                                         First Data Investor Services,
                                                 an investment company
Age 52                                           service provider.
------------------------------------------------------------------------------------------------------------
Eric E. Miller . .  Secretary                    Mr. Miller is Senior Vice                80   None
                                 Since           President, Chief Counsel
Gartmore Global                  December 2002   for GGI,* GMF,* and GSA*.
Investments, Inc.                                Prior to August 2002, he was
1200 River Road                                  a Partner with Stradley
Conshohocken,                                    Ronon Stevens & Young,
PA 19428                                         LLP.

Age 50
------------------------------------------------------------------------------------------------------------

1 This position is held with an affiliated person or principal underwriter of the Funds.
2 Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3 Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC four private investment companies (hedge funds) managed by GSA*.
* This position is held with an affiliated person or principal underwriter of the Funds.

REPSONSIBILITIES  OF  THE  BOARD  OF  TRUSTEES

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD  OF  TRUSTEES  COMMITTEES

     The Board of Trustees has four standing committees: Audit, Pricing and Valuation, Nominating and Board Governance, and Performance.

     The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; and (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; and (f) meet and consider the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met four times during the past fiscal year and consists of the following Trustees: Mr. Allen, Ms. Cholmondeley and Mr. Wetmore.

     The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met four times during the past fiscal year and consists of the following Trustees: Ms. Hennigar, Mr. Kridler, and Mr. Shisler.

     The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met six times during the past fiscal year and consists of the following Trustees: Dr. DeVore, Mr. Duncan and Dr. Kerr, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee generally does not consider nominees recommended by shareholders of the Funds.

     The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar, Mr. Allen and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP  OF  SHARES  OF  GARTMORE  FUNDS  AS  OF  DECEMBER  31,  2003

All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.



(1)                               (2)                  (3)
NAME                         DOLLAR RANGE       AGGREGATE DOLLAR
OF                             OF EQUITY         RANGE OF EQUITY
TRUSTEE                       SECURITIES        SECURITIES AND/OR
                                AND/OR              SHARES IN
                                SHARES           ALL REGISTERED
                                IN THE             INVESTMENT
                                 FUNDS              COMPANIES
                                                    OVERSEEN
                                                   BY TRUSTEE
                                                    IN FAMILY
                                                  OF INVESTMENT
                                                    COMPANIES
------------------------------------------------------------------
Charles E. Allen,. . . .  $      1 - $10,000   $      1 - $10,000
------------------------------------------------------------------
Paula H.J. Cholmondeley.  $      1 - $10,000   $      1 - $10,000
------------------------------------------------------------------
C. Brent DeVore. . . . .  OVER $100,000        OVER $100,000
------------------------------------------------------------------
Robert M. Duncan . . . .  OVER $100,000        OVER $100,000
------------------------------------------------------------------
Barbara L. Hennigar. . .  $      1 - $10,000   $      1 - $10,000
------------------------------------------------------------------
Thomas J. Kerr, IV . . .  OVER $100,000        OVER $100,000
------------------------------------------------------------------
Douglas F. Kridler . . .  $ 10,001 - $50,000   $ 10,001 - $50,000
------------------------------------------------------------------
David C. Wetmore . . . .  OVER $100,000        OVER $100,000
------------------------------------------------------------------
Paul J. Hondros. . . . .  OVER $100,000        OVER $100,000
------------------------------------------------------------------
Arden L. Shisler . . . .  $50,001 - $100,000   OVER $100,000
------------------------------------------------------------------


OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS1, SUBADVISERS2 OR DISTRIBUTOR3 AS OF DECEMBER 31, 2003

TRUSTEES  WHO  ARE  NOT  INTERESTED  PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

(1)                              (2)            (3)        (4)         (5)        (6)
NAME OF                                         NAME    TITLE OF      VALUE     PERCENT
TRUSTEE                     NAME OF OWNERS       OF       CLASS        OF          OF
                          AND RELATIONSHIPS   COMPANY      OF      SECURITIES    CLASS
                              TO TRUSTEE                SECURITY
--------------------------------------------------------------------------------------
Charles E. Allen . . . .  N/A                 N/A       N/A        NONE         N/A
Paula H.J. Cholmondeley.  N/A                 N/A       N/A        NONE         N/A
C. Brent DeVore. . . . .  N/A                 N/A       N/A        NONE         N/A
Robert M. Duncan . . . .  N/A                 N/A       N/A        NONE         N/A
Barbara L. Hennigar. . .  N/A                 N/A       N/A        NONE         N/A
Thomas J. Kerr, IV . . .  N/A                 N/A       N/A        NONE         N/A
Douglas F. Kridler . . .  N/A                 N/A       N/A        NONE         N/A
David C. Wetmore . . . .  N/A                 N/A       N/A        NONE         N/A


1 Investment Advisers include Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc.
2 Subadvisers include Fund Asset Management, Gartmore Global Partners, INVESCO Management and Research, and NorthPointe Capital, LLC.
3 Or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSTION  OF  TRUSTEES

     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Gartmore Mutual Fund Capital Trust ("GMF"), Gartmore Global Asset Management Trust ("GGAMT") and Gartmore Morley Capital Management, Inc. ("GMCM"), each, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2003. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended October 31, 2003. Trust officers receive no compensation from the Trust in their capacity as officers.



(1)                            (2)            (3)          (4)           (5)
NAME                        AGGREGATE       PENSION     ESTIMATED       TOTAL
OF                         COMPENSATION   RETIREMENT     ANNUAL      COMPENSATION
TRUSTEE                        FROM        BENEFITS     BENEFITS         FOR
                               THE          ACCRUED       UPON           THE
                              TRUST       AS PART OF   RETIREMENT      COMPLEX*
                                             TRUST
                                           EXPENSES
----------------------------------------------------------------------------------
Charles E. Allen . . . .  $      30,000            0            0   $      61,000
Paula H.J. Cholmondeley.         23,375            0            0          47,750
C. Brent DeVore. . . . .         26,375            0            0          53,750
Robert M. Duncan . . . .         27,625            0            0          56,250
Barbara L. Hennigar. . .         32,000            0            0          64,000
Paul J. Hondros. . . . .              0            0            0               0
Thomas J. Kerr, IV . . .         29,125            0            0          59,250
Douglas F. Kridler . . .         33,000            0            0          67,000
Mark L. Lipson1. . . . .         16,375            0            0          32,750
Arden L. Shisler . . . .         24,375            0            0          49,750
David C. Wetmore . . . .         30,375            0            0          61,750



1 Mr. Lipson was a Trustee for the Trust from March 13, 2003 until September 16, 2003, when he resigned.
* On October 31, 2003, the Fund Complex included two trusts comprised of 83 investment company funds or series.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

     Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE  OF  ETHICS

     Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds).

PROXY  VOTING  GUIDELINES

     Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidleines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST  EXPENSES

     Subject to any applicable Expense Limitation Agreements, the Trust pays the compensation of the Trustees who are not interested persons of Gartmore Global Investments, Inc., or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; administrative services fees under an Administrative Services Plan, and wrap contract fees, premiums and expenses related to wrap contracts; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT  ADVISERS

     Under the applicable Investment Advisory Agreements with the Trust, GMF manages the Funds in accordance with the policies and procedures established by the Trustees, except for the following Funds which are advised by affiliates of GMF as described below:

Funds  advised  by  GGAMT
Gartmore  Asia  Pacific  Leaders  Fund1
Gartmore  Emerging  Markets  Fund
Gartmore  European  Leaders  Fund1
Gartmore  Global  Financial  Services  Fund
Gartmore  Global  Small  Companies  Fund1
Gartmore  Global  Utilities  Fund
Gartmore  International  Growth  Fund
Gartmore  OTC  Fund1
Gartmore  Worldwide  Leaders  Fund

----------------------
1    These  Funds  have  not  yet  commenced  operations.

Funds  advised  by  GMCM
Gartmore  Morley  Capital  Accumulation  Fund
Gartmore  Morley  Enhanced  Income  Fund

     Except as described below, the investment adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, GMF or GGAMT also provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. GMF is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however GMF does not intend to do so at this time.

The  following  Funds  are  subadvised:

Gartmore  Worldwide  Leaders  Fund
Gartmore  Bond  Index  Fund
Gartmore  International  Cap  Index  Fund
Gartmore  Long-Short  Equity  Plus  Fund
Gartmore  S&P  500  Index  Fund
Gartmore  Mid  Cap  Market  Index  Fund
Gartmore  Small  Cap  Index  Fund
NorthPointe  Small  Cap  Value  Fund
Gartmore  Asia  Pacific  Leaders  Fund(1)
Gartmore  Emerging  Markets  Fund
Gartmore  European  Leaders  Fund1
Gartmore  Global  Financial  Services  Fund
Gartmore  Global  Small  Companies  Fund(1)
Gartmore  Global  Utilities  Fund
Gartmore  International  Growth  Fund
Gartmore  Large  Cap  Value  Fund
Gartmore  OTC  Fund(1)
Gartmore  Value  Opportunities  Fund

1    These  Funds  have  not  yet  commenced  operations.

Gartmore  Mutual  Fund  Capital  Trust

     GMF pays the compensation of the officers of the Trust employed by GMF and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by Gartmore Global Investments, Inc. and its affiliates. GMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMF pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

     The Investment Advisory Agreement also specifically provides that GMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMF may render similar services to others.

     GMF, located at 1200 River Road, Conshohocken, PA 19428, is a wholly owned subsidiary of Gartmore Global Investments, Inc., a holding company which is an indirect, majority-owned subsidiary of Gartmore Global Asset Management Trust. Gartmore Global Asset Management, which is a registered investment adviser, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

     For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:





FUND                                ASSETS                         INVESTMENT
                                                                   ADVISORY FEE
-------------------------------------------------------------------------------
Gartmore Millennium Growth Fund. .  0 up to $250 million            0.80%
                                    250 million up to $1 billion    0.77%
                                    1 billion up to $2 billion      0.74%
                                    2 billion up to $5 billion      0.71%
                                    $         5 billion and more    0.68%

Gartmore Growth Fund and . . . . .  0 up to $250 million            0.60%
Gartmore Nationwide Fund . . . . .  250 million up to $1 billion   0.575%
                                    1 billion up to $2 billion      0.55%
                                    2 billion up to $5 billion     0.525%
                                    $         5 billion and more    0.50%

Gartmore Bond Fund,. . . . . . . .  0 up to $250 million            0.50%
Gartmore Tax-Free Income Fund, and  250 million up to $1 billion   0.475%

Gartmore Government Bond Fund. . .  1 billion up to $2 billion      0.45%
                                    2 billion up to $5 billion     0.425%
                                    $         5 billion and more    0.40%

Gartmore Money Market Fund . . . .  $         0 up to $1 billion    0.40%
                                    1 billion up to $2 billion      0.38%
                                    2 billion up to $5 billion      0.36%
                                    $         5 billion and more    0.34%

Gartmore S&P 500 Index Fund. . . .  0 up to $1.5 billion            0.13%
                                    1.5 billion up to $3 billion    0.12%
                                    $         3 billion and more    0.11%

Gartmore Small Cap Index Fund. . .  0 up to $1.5 billion            0.20%
                                    1.5 billion up to $3 billion    0.19%
                                    $         3 billion and more    0.18%

Gartmore Mid Cap Market Index. . .  0 up to $1.5 billion            0.22%
Fund . . . . . . . . . . . . . . .  1.5 billion up to $3 billion    0.21%
                                    $         3 billion and more    0.20%

Gartmore Bond Index Fund . . . . .  0 up to $1.5 billion            0.22%
                                    1.5 billion up to $3 billion    0.21%
                                    $         3 billion and more    0.20%

Gartmore International Index Fund.  0 up to $1.5 billion            0.27%
                                    1.5 billion up to $3 billion    0.26%
                                    $         3 billion and more    0.25%

Gartmore Large Cap Value Fund. . .  up to $100 million              0.75%
                                    $        100 million or more    0.70%

Gartmore Small Cap Fund. . . . . .  up to $100 million              0.95%
                                    $        100 million or more    0.80%

Gartmore Value Opportunities Fund.  0 up to $250 million            0.70%
                                    250 million up to $1 billion   0.675%
                                    1 billion up to $2 billion      0.65%
                                    2 billion up to $5 billion     0.625%
                                    $         5 billion and more    0.60%

Gartmore High Yield Bond Fund. . .  0 up to $250 million            0.55%
                                    250 million up to $1 billion   0.525%
                                    1 billion up to $2 billion      0.50%
                                    2 billion up to $5 billion     0.475%
                                    $         5 billion and more    0.45%

NorthPointe Small Cap Value Fund .  All assets                      0.85%

Gartmore Global Technology and . .  0 up to $500 million            0.98%
Communications Fund. . . . . . . .  500 million up to $2 billion    0.93%
                                    $         2 billion and more    0.88%

Gartmore Global Health Sciences. .  0 up to $500 million            1.00%
Fund . . . . . . . . . . . . . . .  500 million up to $2 billion    0.95%
                                    $         2 billion and more    0.90%

Gartmore U.S. Growth Leaders Fund1  0 up to $500 million            0.90%
                                    500 million up to $2 billion    0.80%
                                    $         2 billion and more    0.75%

Gartmore Nationwide Leaders Fund .  0 up to $500 million            0.90%
                                    500 million up to $2 billion    0.80%
                                    $         2 billion and more    0.75%

Gartmore Investor Destinations:. .  All assets                      0.13%
                                    Aggressive Fund
                                    Moderately Aggressive Fund
                                    Moderate Fund
                                    Moderately Conservative Fund
                                    Conservative Fund

Gartmore Micro Cap Equity Fund . .  All assets                      1.25%

Gartmore Mid Cap Growth Fund . . .  0 up to $250 million            0.75%
                                    250 million up to $1 billion   0.725%
                                    1 billion up to $2 billion      0.70%
                                    2 billion up to $5 billion     0.675%
                                    $         5 billion and more    0.65%

Gartmore Long-Short Equity Plus. .  0 up to $250 million            1.50%
Fund . . . . . . . . . . . . . . .  250 million and more            1.25%

Gartmore Nationwide Principal. . .  All assets                      0.60%
Protected Fund2

Gartmore Convertible Fund. . . . .  0 up to $500 million            0.65%
                                    500 million up to $1 billion    0.60%
                                    $         1 billion and more    0.55%

------------------
1 The advisory fee at each breakpoint for the Gartmore U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.
2 The investment advisory fee noted is for the Guarantee and Post Guarantee Periods. In the event the Fund becomes completely and irreversibly invested in U.S. Treasury zero coupon securities during the Guarantee Period, GMF has contractually agreed to reduce its fee to an annual rate of 0.25% for the remainder of the Guarantee Period. During the Offering Period, the investment advisory fee for the Fund will be 0.40%. Please refer to the Fund's prospectus for further information.

PERFORMANCE  FEES  -  GARTMORE  U.S.  GROWTH  LEADERS  FUND

     As described above and in the Fund's Prospectus, the Gartmore U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the
Fund:



FUND            BENCHMARK    REQUIRED EXCESS      BASE ADVISORY      HIGHEST POSSIBLE    LOWEST POSSIBLE
                               PERFORMANCE             FEE            ADVISORY FEE AT    ADVISORY FEE AT
                                                                     EACH BREAK POINT   EACH BREAK POINT
---------------------------------------------------------------------------------------------------------
Gartmore . .  S&P 500 Index             12.0%      0.90% for assets              1.12%              0.68%
U.S. Growth                                        up to $500 million,
Leaders Fund
                                                   0.80% for assets              0.98%              0.62%
                                                   of $500 million
                                                   and more but less
                                                   than $2 billion,
                                                   0.75% for assets of           0.91%              0.59%
                                                   $ 2 billion and more

     The performance adjustment for the Fund works as follows: If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

Gartmore  Morley  Capital  Management,  Inc.

     Under the terms of the Trust's investment advisory agreement with GMCM (the "GMCM Advisory Agreement"), GMCM currently manages the Gartmore Morley Capital Accumulation Fund and the Gartmore Morley Enhanced Income Fund, two funds of the Trust (the "Gartmore Morley Funds"), subject to the supervision and direction of the Board of Trustees. Prior to March 5, 2001, the investment advisory services being performed for the Gartmore Morley Funds were provided by Gartmore Trust Company ("GTC"), a corporate affiliate of GMCM. GMCM will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Gartmore Morley Funds in accordance with the Funds' investment objectives, restrictions and policies;
(iii) make investment decisions for the Gartmore Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Gartmore Morley Funds. Under the terms of the GMCM Advisory Agreement, GMCM pays the Gartmore Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust. GMCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Gartmore Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Gartmore Morley Funds. Likewise, GMCM may pay, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

     The GMCM Advisory Agreement also specifically provides that GMCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Gartmore Morley Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The GMCM Advisory Agreement continued in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Gartmore Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The GMCM Advisory Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Gartmore Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The GMCM Advisory Agreement further provides that GMCM may render similar services to others.

     GMCM has informed the Gartmore Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Gartmore Morley Funds, GMCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of GMCM, its parent or its affiliates and, in dealing with its customers, GMCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by GMCM or any such affiliate.

     GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, also owns all of the voting securities of GTC. GMFS is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is an indirect, majority owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

     For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:


FUND                                              ASSETS                    INVESTMENT
                                                                             ADVISORY
                                                                               FEE
----------------------------------------------------------------------------------------------
Gartmore Morley Capital Accumulation Fund         All assets                         0.35%(1)

Gartmore Morley Enhanced Income Fund. . .        0 up to $500 million                0.35%
                                                 500 million up to $1 billion        0.34%
                                                 1 billion up to $3 billion         0.325%
                                                 3 billion up to $5 billion          0.30%
                                                 5 billion up to $10 billion        0.285%
                                                 $ 10 billion and more              0.275%

1 GMCM has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders.

Gartmore  Global  Asset  Management  Trust

     Gartmore Global Asset Management Trust ("GGAMT") oversees the management of the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders, Gartmore European Leaders, Gartmore Asia Pacific Leaders, Gartmore
Global Financial Services, Gartmore Global Utilities, Gartmore Global Small Companies and Gartmore OTC (collectively, the "GGAMT Advised Funds") pursuant to an Investment Advisory Agreement with the Trust. Pursuant to the Investment Advisory Agreement, GGAMT may either provide portfolio management for the GGAMT Advised Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. GGAMT pays the compensation of the Trustees affiliated with GGAMT. The officers of the Trust receive no compensation from the Trust. GGAMT pays all expenses it incurs in providing service under the Investment Advisory Agreement, other than the cost of investments. GGAMT also pays, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

     The Investment Advisory Agreement also provides that GGAMT shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless it has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. After an initial two-year period, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     GGAMT, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

     For services provided under the Investment Advisory Agreement, GGAMT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:


                                                                      INVESTMENT
FUND                                                ASSETS              ADVISORY
                                                                           FEE
---------------------------------------------------------------------------------
Gartmore Emerging Markets Fund. . . . .  0 up to $500 million              1.15%
                                         500 million up to $2 billion      1.10%
                                         $         2 billion and more      1.05%

Gartmore Global Small Companies Fund. .  All assets                        1.15%

Gartmore International Growth Fund, . .  0 up to $500 million              1.00%
Gartmore Worldwide Leaders Fund, and. .  500 million up to $2 billion      0.95%
Gartmore Global Financial Services Fund  $         2 billion and more      0.90%

Gartmore Global Utilities Fund. . . . .  0 up to $500 million              0.80%
                                         500 million up to $2 billion      0.75%
                                         $         2 billion and more      0.70%

Gartmore European Leaders Fund. . . . .  All assets                        1.00%
Gartmore Asia Pacific Leaders Fund
Gartmore OTC Fund


LIMITATION  OF  FUND  EXPENSES

Gartmore  Mutual  Fund  Capital  Trust

     In the interest of limiting the expenses of those Funds for whom GMF serves as investment adviser, GMF may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, GMF has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund (for a few Funds, however, as noted below, Rule 12b-1 and administrative services fees are not excluded from the expense limitations) to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

     Except  as  described  below  for the Gartmore Long-Short Equity Plus Fund,
Gartmore Mid Cap Growth Fund, Gartmore Millennium Growth Fund, Gartmore Government Bond Fund, Gartmore Money Market Fund, Gartmore Convertible Fund, and Gartmore Nationwide Principal Protected Fund, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

     With respect to the Gartmore Convertible Fund, Gartmore Long-Short Equity Plus Fund, Gartmore Mid Cap Growth Fund, Gartmore Millennium Growth Fund, Gartmore Government Bond Fund, Gartmore Money Market Fund and Gartmore Nationwide Principal Protected Fund, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

     Until at least February 28, 2005, GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses, for certain Funds of the Trust as follows:

- Gartmore Millennium Growth Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares6, and Institutional Service Class shares

- Gartmore Government Bond Fund to 0.79% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares5, Class X shares, and Class Y shares

- Gartmore Large Cap Value Fund to 1.00% for Class A shares, Class B shares, Class C shares, Class R shares5, and Institutional Service Class shares

- Gartmore Small Cap Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares6, and Institutional Service Class shares

- Gartmore S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 1.23% for Class C shares, 0.23% for Class R shares6, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, 0.23% for Institutional Class shares, and 0.35% for Local Fund shares

- Gartmore U.S. Growth Leaders Fund to 1.30% for Class A shares, Class B shares, Class C shares, Class R shares5, and Institutional Service Class shares

- Gartmore Value Opportunities Fund to 1.00% for Class A shares, Class B shares, Class C shares, Class R shares6, and Institutional Service Class shares

- Gartmore High Yield Bond Fund to 0.70% for Class A shares, Class B shares, Class C shares, Class R shares6, and Institutional Service Class shares

-    NorthPointe  Small  Cap  Value Fund to 1.00% for Institutional Class shares

- Gartmore Global Technology and Communications Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares6, and Institutional Service Class shares

- Gartmore Global Health Sciences Fund to 1.25% for Class A shares, Class B shares, Class C shares, Class R shares6, and Institutional Service Class shares - Gartmore Nationwide Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares5, and Institutional Service Class shares

- Each of the Investor Destinations Funds to 0.71% for Class A shares, 1.31% for Class B shares, 1.31% for Class C shares, 0.81% for Class R shares5 and 0.61% for Institutional Service Class shares1

- Gartmore Small Cap Index Fund to 0.79% for Class A shares, 1.39% for Class B shares, 1.39% for Class C shares, 0.29% for Class R shares6, and 0.29% for Institutional Class shares

- Gartmore Mid Cap Market Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares, 0.31% for Class R shares6, and 0.31% for Institutional Class shares

- Gartmore International Index Fund to 0.86% for Class A shares, 1.46% for Class B shares, 1.46% for Class C shares, 0.36% for Class R shares6, and 0.36% for Institutional Class shares

- Gartmore Bond Index Fund to 0.81% for Class A shares, 1.41% for Class B shares, 1.41% for Class C shares, 0.31% for Class R shares6, and 0.31% for Institutional Class shares

- Gartmore Micro Cap Equity Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares6, Institutional Service Class shares, and Institutional Class shares

- Gartmore Mid Cap Growth Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares5, Institutional Service Class shares, and Institutional Class shares

- Gartmore Long-Short Equity Plus Fund to 1.90% for Class A shares, Class B shares, Class C shares, Institutional Service Class shares, and Institutional Class shares2

- Gartmore Nationwide Principal Protected Fund to 1.95% for Class A shares, and 2.45% for Class B and Class C shares during the Guarantee Period. 1, 3

- Gartmore Convertible Fund to 0.95% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares4

--------------------
1 The expense limits for each of the Investor Destinations Fund and the Principal Protected Fund include Rule 12b-1 and administrative services fees.
2 GMF has contractually agreed to extend this expense limitation agreement through February 28, 2005.
3 If a Zero Coupon Investment Period begins before the end of the Guarantee Period, the expenses will be limited to not more than 1.40% for Class A shares and 1.90% for Class B and Class C shares. During the Offering Period the expenses will not exceed 1.00% for Class A shares and 1.50% for Class B and Class C shares. The applicable expense limitations for the Gartmore Nationwide Principal Protected Fund will continue until for at least seven years following the commencement of the Guarantee Period.
4 GMF has contractually agreed to extend this expense limitation agreement through February 28, 2005.
5 With respect to Class R shares, GMF has contractually agreed to extend this expense limitation agreement at least through September 30, 2004.
6 With respect to Class R shares, GMF has contractually agreed to extend this Expense Limitation Agreemet at least through February 28, 2005.

     GMF has also agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.59% for each class of Gartmore Money Market Fund until at least February 28, 2005. In addition, until at least February 28, 2005, GMF has also agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) for Gartmore Money Market Fund to 0.75% for the Service Class shares.

Gartmore  Morley  Capital  Management,  Inc.

     Like GMF, and at least until February 28, 2005, GMCM has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, wrap contract fees, premiums and expenses related to wrap contracts for the Gartmore Morley Funds and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) for the Gartmore Morley Funds as follows:

- Gartmore Morley Capital Accumulation Fund to 0.55% for Service Class shares, IRA Class shares and Institutional Class shares

- Gartmore Morley Enhanced Income Fund to 0.45% for Institutional Service Class shares, Class A shares, Class R shares and Institutional Class shares

     Reimbursement by the Gartmore Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

     Reimbursement by the Gartmore Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date, but not later than five years after the Fund commenced operations, when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.

Gartmore  Global  Asset  Management  Trust

     Like GMF and GMCM, until at least February 28, 2005, GGAMT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses), for certain Funds of the Trust as follows:

- Gartmore Emerging Markets Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares1, and Institutional Service Class shares

- Gartmore International Growth Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares1, and Institutional Service Class shares

- Gartmore Worldwide Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Service Class shares

- Gartmore European Leaders Fund to 1.40% for Class A shares, Class B and Class C shares and Institutional Service Class shares

- Gartmore Asia Pacific Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares and Institutional Service Class shares

- Gartmore Global Financial Services Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares1, and Institutional Service Class shares

- Gartmore Global Utilities Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares1, and Institutional Service Class shares

- Gartmore Global Small Companies Fund to 2.15% for Class A shares, 2.75% for Class B shares and 1.82% for Institutional Service Class shares

- Gartmore OTC Fund to 1.80% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.47% for Institutional Service Class shares and 1.32% for Institutional Class shares
------------------------
1 GGAMT has contractually agreed to extend the expense limitation with respect to Class R shares at least through February 28, 2005.

     GGAMT may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GGAMT pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GGAMT is not permitted.

INVESTMENT  ADVISORY  FEES

     During the fiscal years ended October 31, 2003, 2002 and 2001, GMF, GMCM and GGAMT earned the following fees for investment advisory services:



                                                          GMF INVESTMENT ADVISORY FEES
                                                              YEAR ENDED OCTOBER 31,
                                 --------------------------------------------------------------------------------
                                              2003                       2002                     2001
                                 --------------------------------------------------------------------------------
                                      FEES           FEES         FEES         FEES          FEES         FEES
FUND                                EARNED(1)     REIMBURSED    EARNED(1)   REIMBURSED    EARNED(1)    REIMBURSED
                                 --------------------------------------------------------------------------------
Gartmore Bond Fund. . . . . . .  $      750,211   $         0  $   690,490  $         0  $   614,035   $         0
Gartmore Global Health. . . . .          59,119        42,773       28,907       45,848       14,946       101,840
Sciences Fund
Gartmore Global Technology. . .          48,221        59,111       36,204       31,434       54,419       257,497
and Communications Fund
Gartmore Government Bond Fund .       1,205,452             0      978,392       33,798     677,6672       209,487
Gartmore Growth Fund. . . . . .    1,693,394(3)             0    2,150,196            0    3,158,751             0
Gartmore High Yield Bond Fund .         561,164        80,257      496,658       80,001      510,654        59,299
Gartmore Investor Destinations.         110,695        16,421       57,619       27,024       13,404       103,869
Aggressive Fund
Gartmore Investor Destinations.         194,023             0       87,689       29,712       16,413       105,243
Moderately Aggressive Fund
Gartmore Investor Destinations.         244,628             0      121,083       32,979       29,714        82,708
Moderate Fund
Gartmore Investor Destinations.          78,080        22,322       36,387       22,686        8,016       116,734
Moderately Conservative Fund
Gartmore Investor Destinations.          60,726        25,016       26,677       22,635        7,267       110,874
Conservative Fund
Gartmore Large Cap Value Fund .         187,885        20,198      207,267       33,006      250,987       165,683
Gartmore Long Short Equity. . .       157,924(4)            0            0            0            0             0
Plus Fund
Gartmore Micro Cap Equity Fund.          63,601        30,339       8,1355       39,232            0             0
Gartmore Mid Cap Growth Fund. .           9,625        62,838         6176       16,030            0             0
Gartmore Millennium Growth Fund         192,718        82,484      242,790      148,003      374,615       442,318
Gartmore Money Market Fund. . .       6,989,607       102,737    7,075,332      532,159    6,492,158       541,820
Gartmore Nationwide Fund. . . .       9,360,373             0    9,942,742            0   10,727,184             0
Gartmore Nationwide . . . . . .          22,966        44,771       16,225       62,850          0(7)            0
Leaders Fund
Gartmore Small Cap Fund . . . .         279,300        29,797      265,651       58,716      265,515       186,683
Gartmore Tax-Free . . . . . . .       1,032,612             0    1,051,667            0    1,064,152             0
Income Fund
Gartmore U.S. Growth. . . . . .          68,264        39,115       27,717       43,098       25,979
Leaders Fund                                                                                               184,592
Gartmore Value. . . . . . . . .         189,248        30,129      186,560       55,293      138,005       158,606
Opportunities Fund
Gartmore Bond Index Fund. . . .         802,650       385,991      261,299      161,077      4,653(8)       84,771
Gartmore International. . . . .         617,738       275,555      224,302      163,201        3,580       139,279
 Index Fund
Gartmore Mid Cap Market . . . .         382,404       190,070      144,779       82,585     3,450(8)        97,331
Index Fund
Gartmore S&P 500. . . . . . . .       1,002,610       553,633      628,602      460,687    462,590(8)      238,754
Index Fund
Gartmore Small Cap. . . . . . .         157,390       115,995       61,983       86,208      1,380(8)       89,925
Index Fund
NorthPointe Small Cap . . . . .         274,247         4,795      286,849       20,604      229,943       101,655
Value Fund


                                            GMCM INVESTMENT ADVISORY FEES
                                                 YEAR ENDED OCTOBER 31,
                         -------------------------------------------------------------------------
                                    2003                    2002                    2001
                         -------------------------------------------------------------------------
FUND                        FEES         FEES         FEES        FEES         FEES        FEES
                          EARNED(1)   REIMBURSED   EARNED(1)   REIMBURSED   EARNED(1)   REIMBURSED
                         -------------------------------------------------------------------------
Gartmore Morley Capital  $ 1,408,745  $   402,496  $  246,827  $    84,129  $  118,179  $    94,693
Accumulation Fund
Gartmore Morley . . . .      398,006      113,487     133,767       72,597      57,403      111,856
Enhanced Income Fund


                                                 GGAMT INVESTMENT ADVISORY FEES
                                                      YEAR ENDED OCTOBER 31,
                         -------------------------------------------------------------------------
                                    2003                    2002                     2001
                         -------------------------------------------------------------------------
FUND                          FEES        FEES         FEES        FEES         FEES        FEES
                           EARNED(1)   REIMBURSED   EARNED(1)   REIMBURSED   EARNED(1)   REIMBURSED
                         -------------------------------------------------------------------------
Gartmore Emerging . . . .  $   83,924  $    43,053  $   52,415  $    21,359  $  44,242   $   147,494
Markets Fund
Gartmore Global Financial                   37,771      25,241       53,563        0(9)            0
Services Fund . . . . . .      30,432
Gartmore Global . . . . .      18,964       39,560      17,396       54,741        0(9)            0
Utilities Fund
Gartmore International. .      59,995       43,127      63,942       23,290     75,669       167,887
Growth Fund
Gartmore Worldwide. . . .      22,966       44,771      33,362       31,081     38,210       154,263
 Leaders Fund

-----------------------
1    Fees  net  of  reimbursement.
2 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund (formerly Nationwide Government Bond Fund) was completed as of August 27, 2001. The investment advisory fees listed do not include the fees GMF/NSI received for the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
3 A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund was completed on December 22, 2003. The investment advisory fees listed for the Gartmore Growth Fund do not include the fees GMF received for the Nationwide Large Cap Growth Fund prior to the reorganization.
4 Fees shown include payments ($147,110) made by the Fund's predecessor (the "Montgomery Fund") to GMF for the period January 18, 2003 to June 22, 2003 (the date of its reorganization) and payments ($10,814) made by the Fund to GMF for the periord June 23, 2003 to October 31, 2003. For the period from July 1, 2002 to January 17, 2003, and its previous fiscal year ended June 30, 2002 and 2001, the Montgomery Fund paid investment advisory fees of $321,493, $630,788 and $3,371,565 respectively, to the Montgomery Fund's investment adviser.
5    Fund  commenced  operations  June  27,  2002.
6    Fund  commenced  operations  October  1,  2002.
7    Fund  commenced  operations  December  28,  2001.
8 Fees shown were paid from October 15, 2001 to October 31, 2001, the period when these Funds were managed directly and no longer were feeder funds.
9    Fund  commenced  operations  December  18,  2001.

     The other funds of the Trust for which GMF, GMCM or GGAMT serve or will serve as investment adviser had not yet begun operations as of October 31, 2003.

SUBADVISERS

     The  subadvisers  for  certain  of the Funds advised by GMF are as follows:


FUND                                                SUBADVISER
------------------------------------------------------------------------------
Gartmore Large Cap Value Fund. . . .  NorthPointe Capital LLC ("NorthPointe")
Gartmore Long-Short Equity Plus Fund  SSI Investment Management, Inc. ("SSI")
Gartmore Value Opportunities Fund. .  NorthPointe
NorthPointe Small Cap Value Fund . .  NorthPointe
Gartmore S&P 500 Index Fund. . . . .  FAM
Gartmore Small Cap Index Fund. . . .  FAM
Gartmore Mid Cap Market Index Fund .  FAM
Gartmore International Index Fund. .  FAM
Gartmore Bond Index Fund . . . . . .  FAM

     NorthPointe is a majority-owned indirect subsidiary of Gartmore Global Investments, Inc. which is also the parent of GMF. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, MI 48084 and was formed in 1999.

     SSI was founded in 1973 and is located at 357 N. Canyon Drive, Beverly Hills, California, 90210. As of December 31, 2002, SSI managed over $900 million in assets.

     FAM, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Prior to December 29, 1999, The Dreyfus Corporation ("Dreyfus") served as subadviser for the S&P 500 Index Fund.

     Subject to the supervision of the GMF and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from GMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:


FUND                                           ASSETS               FEE
-------------------------------------------------------------------------
Gartmore Large Cap Value Fund. . .  up to $100 million             0.35%
                                    $        100 million or more   0.30%

Gartmore Long-Short Equity Plus. .  $        0 up to $50 million   1.00%
Fund . . . . . . . . . . . . . . .  $        50 million and more   0.75%

Gartmore Value Opportunities Fund.  0 up to $250 million           0.70%
                                    250 million up to $1 billion  0.675%
                                    1 billion up to $2 billion     0.65%
                                    2 billion up to $5 billion    0.625%
                                    $         5 billion and more   0.60%

NorthPointe Small Cap Value Fund .  All assets                     0.85%

Gartmore S&P 500 Index Fund. . . .  All assets                     0.02%

Gartmore Small Cap Index Fund. . .  All assets                     0.07%

Gartmore Mid Cap Market Index Fund  All assets                     0.09%
Gartmore Bond Index Fund

Gartmore International Index Fund.  All assets                     0.12%


     The following table sets forth the amount GMF paid to the Subadvisers for the fiscal periods ended October 31, 2003, 2002 and 2001:


FUND                                                    YEAR ENDED OCTOBER 31,
                                                 2003              2002       2001
--------------------------------------------------------------------------------------
Gartmore Large Cap Value Fund . . . .  $                87,680   $ 96,725  $  117,127
Gartmore Long-Short Equity Plus Fund.                246,824(1)         0           0
Gartmore Small Cap Fund(2). . . . . .                  161,700    153,798     153,719
Gartmore S&P 500 Index Fund . . . . .                  160,923    168,168     146,734
Gartmore Value Opportunities Fund . .                  189,248    186,560     138,005
NorthPointe Small Cap Value Fund. . .                  274,247    286,849     153,719
Gartmore Small Cap Index Fund . . . .                   55,087     21,694       483(3)
Gartmore Mid Cap Market Index Fund. .                  156,441     59,229     1,411(3)
Gartmore International Index Fund . .                  276,996    112,548     1,856(3)
Gartmore Bond Index Fund. . . . . . .                  328,363    106,897     1,903(3)

--------------------
1 For the period March 3, 2003 (the date SSI became the Montgomery Fund's subadviser) to October 31, 2003. The Montgomery Fund paid no subadvisory fees during the fiscal years ended June 30, 2002 and 2001.
2    Fees  paid  to  INVESCO,  Inc.,  the  Fund's  prior  subadviser.
3    The  Gartmore  Small  Cap  Index,  Gartmore  Mid Cap Market Index, Gartmore
     International Index and Gartmore Bond Index Funds began to be directly managed and subadvised by FAM on October 15, 2001; therefore, the fees reflect what was paid from October 15 to October 31, 2001.

     GMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows GMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows GMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or GMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

     GMF provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. GMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, GMF does not expect to recommend frequent changes of subadvisers. GMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

Gartmore  Global  Partners

     GGAMT has selected Gartmore Global Partners ("GGP") to be the subadviser to each of the following Funds (the "GGAMT Advised Funds"): Gartmore Emerging Markets Fund, Gartmore Global Small Companies Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund, Gartmore European Leaders Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund, Gartmore OTC Fund and Gartmore Global Utilities Fund.

     Subject to the supervision of GGAMT and the Trustees, GGP manages each GGAMT Advised Fund's assets in accordance with such Fund's investment objective and policies. GGP makes investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

     GGP provides investment advisory services to the GGAMT Advised Fund pursuant to a Subadvisory Agreement. The Subadvisory Agreement specifically provides that GGP shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial two-year period, the Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     For  the  services it provides, GGP receives the following fees from GGAMT:




FUND                                            ASSETS     FEE
Gartmore Emerging Markets Fund and . . . . .  All assets  0.575%
Gartmore Global Small Companies Fund

Gartmore International Growth Fund,. . . . .  All assets   0.50%
Gartmore Worldwide Leaders Fund,
Gartmore European Leaders Fund,
Gartmore Asia Pacific Leaders Fund,
Gartmore Global Financial Services Fund, and
Gartmore OTC Fund

Gartmore Global Utilities Fund . . . . . . .  All assets   0.40%


     These fees are calculated at an annual rate based on each Fund's average daily net assets.

     GGP is a partnership owned jointly by Gartmore U.S. Ltd. and Gartmore Securities Ltd. Gartmore U.S. Ltd. is a wholly-owned subsidiary of Gartmore Capital Management Ltd. Gartmore Capital Management Ltd. is a wholly owned subsidiary of, and Gartmore Securities Ltd. is almost entirely owned by, Gartmore Investment Management plc. Gartmore Investment Management plc is almost entirely owned by Gartmore Group Limited, a holding company, which is a wholly owned subsidiary of Nationwide UK Holding Company, Ltd, another holding company, which is a majority owned subsidiary of Nationwide UK Asset Management Holdings, Ltd., another holding company, which is a wholly owned subsidiary of Nationwide Asset Management Holdings, Ltd. Nationwide Asset Management Holdings, Ltd., which is also a holding company, is a wholly owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

     During the fiscal years ended October 31, 2003 and October 31, 2002, and the period ended October 31, 2001, GGP earned the following fees for subadvisory services:


                                          YEARS ENDED OCTOBER 31,
-----------------------------------------------------------------------------------
FUND                                               2003             2002      2001
-----------------------------------------------------------------------------------

Gartmore Emerging Markets Fund . . . . .                   41,962  $26,208  $22,121
-----------------------------------------------------------------------------------
Gartmore Global Utilities Fund . . . . .                    9,482    8,698      0(1)
-----------------------------------------------------------------------------------
Gartmore Global Financial Services Fund.                   15,216   12,621      0(1)
-----------------------------------------------------------------------------------
Gartmore International Growth Fund . . .                   29,997   31,971   37,835
-----------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund(1) . . .                   72,353   16,681   19,105
-----------------------------------------------------------------------------------

---------------------
1    The  Fund  commenced  operations  December  18,  2001.

The other funds of the Trust for which GGP serves as subadviser had not yet begun operations as of October 31, 2003.

CONSIDERATION  OF  INVESTMENT  ADVISORY  AND  SUBADVISORY  AGREEMENTS

     In determining whether it was appropriate to approve the Advisory Agreements between each adviser (GMF, GGAMT or GMCM, collectively, the "Advisers") and the Trust, on behalf of each Fund and the Subadvisory Agreements for the applicable Funds, the Board received extensive information, provided by the Advisers and the subadvisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the Trustees who are not interested persons were also advised by their own independent counsel. The Trustees considered the following factors, among others:

- The Trustees reviewed the terms of the investment advisory and subadvisory agreements, including the fee formulae. The Trustees: (i) compared the fees under the contract for each of the Funds and, as charged, with those of the Fund's peer group; (ii) questioned management regarding Funds with management fees that exceeded the median for that Fund's Lipper peer group; and (iii) asked management to undertake an extensive analysis of each of the Funds and, as and if appropriate, to propose performance fees and/or break points for various Funds. The Trustees also considered the anticipated costs to the Adviser of providing these services, the profitability of each Adviser's relationship with the Funds that it advises, and the level of reimbursements being made by an Adviser.

- The Trustees: (i) reviewed the profitability analysis provided by the Advisers and the subadvisers (to the extent such information was available); (ii) noted that the profit margins do not appear to be excessive for any Fund; and (iii) compared the profit margin for each Fund with the prior year's profit margin.

- The nature, quality and extent of the investment advisory services expected to be provided by the Adviser and/or subadviser to each of the Funds it advises and such Funds' historic performance and the comparability of such Funds' performance to the performance of similar investment companies. In particular, the Trustees reviewed the actual and relative performance of each Fund and the Adviser's plans for each of the Funds which underperformed its benchmark. For those Funds with a subadviser, the Trustees reviewed the services that the Adviser provides in overseeing the Funds' subadvisers. The Trustees reviewed and discussed the information regarding each of the subadvisers in order to assess the quality of the services being provided by the Advisers and the subadvisers. The Trustees also considered the continuous oversight that the Trustees have undertaken to monitor the performance of the Funds and the services provided by the investment advisers and the subadvisers. The Trustees considered and will continue to monitor future developments with respect to subadvisers to assess whether the quality of services being provided to the Funds has been or is likely to be impaired.

- The overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers and subadvisers.

- The Trustees also reviewed the ancillary benefits to the Advisers and subadvisers, including Rule 12b-1 and Administrative Service Plan fees, soft dollar benefits, and sales loads.

     Following this analysis, the Trustees concluded that the Advisers and subadvisers have provided adequate services to the Funds based upon Fund performance and the plans for improving performance for those Funds that are underperforming their benchmark or peer group. The Trustees: (i) believe that the Advisers and the subadvisers should make a profit in providing services to the Funds, provided this profit is not excessive; (ii) reviewed the investment advisory fees for each Fund, and comparative management fee information, as well as total expense information, and have reviewed these fees in relation to actual and relative performance of these Funds; (iii) considered the Adviser's efforts and plans to improve underperforming Funds; and (iv) also considered the Adviser's assurance to undertake an extensive review of the fee structure and to recommend implementation of performance fees and/or break points in investment advisory fees for various Funds. Based upon these and other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreements and Subadvisory Agreements should be continued for each of the Funds and that the compensation payable under such Investment Advisory Agreements is fair and reasonable with respect to each such Fund.

     With respect to the addition of new Funds to the Investment Advisory Agreements, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.


DISTRIBUTOR

     Gartmore Distribution Services, Inc. ("GDSI") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement dated as of October 1, 2002 (the "Underwriting
Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. Until September 30, 2002, Nationwide Securities, Inc. ("NSI") served as the Trust's underwriter. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is a majority owned, indirect subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

Gartmore  Mutual  Fund  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Global  Partners
Gartmore  SA  Capital  Trust
Nationwide  Life  Insurance  Company
Nationwide  Life  and  Annuity  Insurance  Company
Nationwide  Financial  Services,  Inc.
Nationwide  Corporation
Nationwide  Mutual  Insurance  Company
Paul  J.  Hondros
Gerald  J.  Holland
Eric  E.  Miller

     In its capacity as Distributor, GDSI solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

     During the fiscal years ended October 31, 2003, 2002 and 2001, GDSI/NSI received the following commissions from the sale of shares of the Funds:



                                              YEARS  ENDED  OCTOBER  31
                                              2003       2002      2001
                                           ----------  --------  ---------

Gartmore Bond Fund. . . . . . . . . . . .  $  53,658   $107,185  $ 50,356
--------------------------------------------------------------------------
Gartmore Emerging Markets Fund. . . . . .     19,991     10,200     2,709
--------------------------------------------------------------------------
Gartmore Global Financial Services Fund .        512        506        01
--------------------------------------------------------------------------
Gartmore Global Health Sciences Fund. . .     23,474      4,220         0
--------------------------------------------------------------------------
Gartmore Global Technology and. . . . . .      6,940     10,618    22,523
Communications Fund
--------------------------------------------------------------------------
Gartmore Global Utilities Fund. . . . . .      4,358        258        01
--------------------------------------------------------------------------
Gartmore Government Bond Fund . . . . . .    116,347    145,993   38,7782
--------------------------------------------------------------------------
Gartmore Growth Fund. . . . . . . . . . .   116,9993    167,125   253,929
--------------------------------------------------------------------------
Gartmore High Yield Bond. . . . . . . . .     70,414     13,122     7,859
--------------------------------------------------------------------------
Gartmore International Growth Fund. . . .      1,730      5,075     2,582
--------------------------------------------------------------------------
Gartmore Investor Destinations. . . . . .    199,725      5,807         0
Aggressive Fund
--------------------------------------------------------------------------
Gartmore Investor Destinations. . . . . .    572,324     28,500         0
Moderately Aggressive Fund
--------------------------------------------------------------------------
Gartmore Investor Destinations. . . . . .    681,868     27,705         0
Moderate Fund
--------------------------------------------------------------------------
Gartmore Investor Destinations. . . . . .    269,902     24,448         0
Moderately Conservative Fund
--------------------------------------------------------------------------
Gartmore Investor Destinations
Conservative Fund . . . . . . . . . . . .    118,658     28,965         0
--------------------------------------------------------------------------
Gartmore Large Cap Value Fund . . . . . .     13,003     14,059    16,416
--------------------------------------------------------------------------
Gartmore Long-Short Equity Plus Fund. . .    2,212(4)         0         0
--------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund. . . . . .     70,481         05    N/A
--------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund. . . . . . .      3,692         06    N/A
--------------------------------------------------------------------------
Gartmore Millennium Growth Fund . . . . .     26,573     51,874   130,693
--------------------------------------------------------------------------
Gartmore Morley Capital Accumulation Fund      1,527     N/A       N/A
--------------------------------------------------------------------------
Gartmore Morley Enhanced Income Fund. . .      1,438      6,042     7,901
--------------------------------------------------------------------------
Gartmore Nationwide Fund. . . . . . . . .    366,037    538,679   631,955
--------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund. . . . .      6,204      5,625       0(7)
--------------------------------------------------------------------------
Gartmore Small Cap Fund . . . . . . . . .      9,253     22,949     8,813
--------------------------------------------------------------------------
Gartmore Tax-Free Income Fund . . . . . .    174,816    167,436    94,122
--------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund . . . .    116,152     13,693    28,459
--------------------------------------------------------------------------
Gartmore Value Opportunities Fund . . . .     14,682     42,172    43,808
--------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund . . . . .      5,471      1,544       435
--------------------------------------------------------------------------
Gartmore Bond Index Fund. . . . . . . . .     14,586      2,527         0
--------------------------------------------------------------------------
Gartmore International Index Fund . . . .     14,604      2,534     2,298
--------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund. . . .     11,718      8,601     2,280
--------------------------------------------------------------------------
Gartmore S&P 500 Index Fund . . . . . . .     73,662     98,122    33,486
--------------------------------------------------------------------------
Gartmore Small Cap Index Fund . . . . . .      5,560      6,364     2,263
--------------------------------------------------------------------------
NorthPointe Small Cap Value Fund. . . . .      N/A       N/A       N/A
--------------------------------------------------------------------------

---------------------
1    Fund  commenced  operations  December  18,  2001.
2 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
3 A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The commissions listed for the Gartmore Growth Fund do not include the commissions GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.
4 For the period June 23, 2003 (the date GDSI became the Fund's distributor) to October 31, 2003. The Montgomery Fund's predecessor distributor received $22,266 in commissions during the period July 1, 2002 to June 22, 2003 from the Montgomery Fund.
5    Fund  commenced  operations  on  June  27,  2002.
6    Fund  commenced  operations  on  October  1,  2002.
7    The  Fund  commenced  operations  on  December  28,  2001.

     The other Funds of the Trust had not yet begun operations as of October 31, 2003.

     GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). During the fiscal years ended October 31, 2003, 2002 and 2001, GDSI/NSI received the following amounts from such sales charges:




                                                 YEARS ENDED OCTOBER 31
FUNDS                                             2003      2002       2001
------------------------------------------------------------------------------
Gartmore Bond Fund . . . . . . . . . . . . . .  $ 12,710  $ 42,515  $  43,979
------------------------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . . . . .     1,446     6,517      9,151
------------------------------------------------------------------------------
Gartmore Global Financial Services Fund. . . .         0       330         01
------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund . . . . .     1,305     2,141          0
------------------------------------------------------------------------------
Gartmore Global Technology . . . . . . . . . .     1,248     5,703     20,722
and Communications Fund
------------------------------------------------------------------------------
Gartmore Global Utilities Fund . . . . . . . .        10       140         01
------------------------------------------------------------------------------
Gartmore Government Bond Fund. . . . . . . . .    18,684    92,322   38,255(2)
------------------------------------------------------------------------------
Gartmore Growth Fund . . . . . . . . . . . . .   11,4073    20,872     44,162
------------------------------------------------------------------------------
Gartmore High Yield Bond . . . . . . . . . . .     7,051     5,408      3,504
------------------------------------------------------------------------------
Gartmore International Growth Fund . . . . . .       355     2,158      1,735
------------------------------------------------------------------------------
Gartmore Investor Destinations Aggressive Fund       214     2,483          0
------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . . . . .     1,219       947          0
Moderately Aggressive Fund
------------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund .     3,704     2,566          0
------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . . . . .     8,235     1,170          0
Moderately Conservative Fund
------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . . . . .     2,815     8,099          0
Conservative Fund
------------------------------------------------------------------------------
Gartmore Large Cap Value Fund. . . . . . . . .       916     6,985      9,203
------------------------------------------------------------------------------
Gartmore Long-Short Equity Plus Fund . . . . .    1,3344         0          0
------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund . . . . . . . .       142        05         --
------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund . . . . . . . . .         5        06         --
------------------------------------------------------------------------------
Gartmore Millennium Growth Fund. . . . . . . .    12,732    24,800    105,100
------------------------------------------------------------------------------
Gartmore Morley Capital Accumulation Fund. . .      N/A       N/A       N/A
------------------------------------------------------------------------------
Gartmore Morley Enhanced Income Fund . . . . .        61      N/A       N/A
------------------------------------------------------------------------------
Gartmore Nationwide Fund . . . . . . . . . . .    81,272   155,306    246,115
------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund . . . . . . .        20     1,361        0(7)
------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund. . . . . . . . .    19,516    55,228     65,743
------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund. . . . . . .     2,641     6,257     21,871
------------------------------------------------------------------------------
Gartmore Value Opportunities Fund. . . . . . .    11,525    20,593     38,688
------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund. . . . . . . .     2,348       741        891
------------------------------------------------------------------------------
Gartmore Bond Index Fund . . . . . . . . . . .         0       556        400
------------------------------------------------------------------------------
Gartmore International Index Fund. . . . . . .       265     1,770      1,209
------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund . . . . . .       286     3,415        214
------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund. . . . . . . . . .    10,877    51,923     57,197
------------------------------------------------------------------------------
Gartmore Small Cap Fund. . . . . . . . . . . .     2,103    12,993     10,631
------------------------------------------------------------------------------
Gartmore Small Cap Index Fund. . . . . . . . .       178     4,462          0
------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund . . . . . . .      N/A       N/A       N/A
------------------------------------------------------------------------------

------------------------------
1    Fund  commenced  operations  December  18,  2001.
2 A reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund occurred on August 27, 2001. The commissions listed do not include the commissions NSI received from the Nationwide Long-Term U.S. Government Bond Fund prior to the reorganization.
3 A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The commissions listed for the Gartmore Growth Fund do not include the commissions GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.
4 For the period June 23, 2003 (the date GDSI became the Fund's distributor) to October 31, 2003. The Montgomery Fund's predecessor distributor received $2,599, $4,878, and $5,602 in contingent deferred sales charges during the period July 1, 2002 to June 22, 2003 and for the fiscal years ended June 30, 2002 and 2001, respectively.
5    Fund  commenced  operations  on  June  27,  2002.
6    Fund  commenced  operations  on  October  1,  2002.
7    The  Fund  commenced  operations  on  December  28,  2001.

     The other funds of the Trust for which GMF will serve as investment adviser had not yet begun operations as of October 31, 2003.

     From such contingent deferred sales charges, GDSI/NSI and affiliated broker dealers retained $1,248,944, $1,488,620, and $2,083,754 for 2003, 2002 and 2001,
respectively, after reallowances to dealers. GDSI reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class B and Class X shares of the Funds, 1.85% on Class C and Class Y shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION  PLAN

     The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate GDSI, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

-    0.25%  of the average daily net assets of Class A shares of each applicable
     Fund;

- 0.25% of the Service Class Shares and IRA Class shares of the Gartmore Morley Capital Accumulation Fund;

- 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

- 1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund other than the Gartmore Money Market Fund;

- 0.85% of the average daily net assets of the Class X and Class Y shares of the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Funds;

- 0.15% of the average daily net assets of Service Class shares of the Gartmore Money Market and S&P 500 Index Funds; and

- 0.07% of the average daily net assets of the Local Fund shares of the Gartmore S&P 500 Index Fund.

- 0.50% of the average daily net assets of the Class R Shares of each applicable Fund.

     During the fiscal year ended October 31, 2003, GDSI earned the following distribution fees under the Plan1:


FUND(1)                                     CLASS      CLASS     CLASS    CLASS   SERVICE   LOCAL
                                              A          B         C      R(2)     CLASS    CLASS
                                          --------------------------------------------------------

Gartmore Bond Fund(3). . . . . . . . . .  $   23,364  $     14  $     5  $     0  $      0  $    0
--------------------------------------------------------------------------------------------------
Gartmore Emerging Markets Fund . . . . .      10,611    15,862    1,364        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Global Financial Services Fund.       2,027     7,500    7,372        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund . .       6,511     8,057    1,056        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Global Technology and . . . . .       5,236     8,983      202        0         0       0
Communications Fund
--------------------------------------------------------------------------------------------------
Gartmore Global Utilities Fund . . . . .       1,540     5,842    5,812        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Government Bond Fund(3) . . . .     146,899         2       32        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Growth Fund(4). . . . . . . . .      14,085    34,456      752        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore High Yield Bond Fund. . . . . .       9,495     5,862   12,806        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore International Growth Fund . . .       5,328    19,403      121        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . .       2,703     3,549   14,630        0   205,629       0
Aggressive Fund
--------------------------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . .       8,892    13,338   37,857        0   351,435       0
Moderately Aggressive Fund
--------------------------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . .       9,824    18,138   43,982        0   445,089       0
Moderate Fund
--------------------------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . .       6,487     8,091   18,109        0   137,118       0
Moderately Conservative Fund
--------------------------------------------------------------------------------------------------
Gartmore Investor Destinations . . . . .       3,526     7,410   11,405        0   108,552       0
Conservative Fund
--------------------------------------------------------------------------------------------------
Gartmore Large Cap Value Fund. . . . . .      60,732     6,186    1,397        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Long-Short Equity Plus Fund(5).      26,543       858    5,116        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund . . . . .       4,944     2,774    7,838        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund . . . . . .         307        10        2        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Millennium Growth Fund. . . . .      13,131    30,768      548        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Money Market Fund . . . . . . .           0         0        0        0    89,999       0
--------------------------------------------------------------------------------------------------
Gartmore Morley Capital. . . . . . . . .          51         0        0        0   352,218       0
Accumulation Fund
--------------------------------------------------------------------------------------------------
Gartmore Morley Enhanced Income Fund . .       5,263         0        0        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Nationwide Fund . . . . . . . .   1,058,581   321,225    3,939        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund . . . .       2,466     3,278    2,751        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund(3) . . . .      18,398         3        2        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund. . . .       8,221    11,440    5,201        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Value Opportunities Fund. . . .      25,641    24,309    1,577        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund. . . . .      31,999     6,790      180        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Bond Index Fund . . . . . . . .     116,867     1,076        0        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore International Index Fund. . . .      35,806       872        0        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund . . .      61,220     1,414        6        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund. . . . . . .      11,628    28,663        3        0   482,627      60
--------------------------------------------------------------------------------------------------
Gartmore Small Cap Fund. . . . . . . . .      49,156    10,741      609        0         0       0
--------------------------------------------------------------------------------------------------
Gartmore Small Cap Index Fund. . . . . .      48,906     1,283        6        0         0       0
--------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund . . . .           0         0        0        0         0       0
--------------------------------------------------------------------------------------------------


---------------------
1 The other Funds of the Trust for which GDSI acted as distributor had not commenced operations as of October 31, 2003.
2    Class  R  shares  had  not  yet  been  offered.
3 Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by GDSI on the Class X and the Class Y shares of these Funds for the fiscal year ended October 31, 2003:


FUNDS                          CLASS X   CLASS Y
-------------------------------------------------
Gartmore Bond Fund. . . . . .  $ 31,491  $  2,147
-------------------------------------------------
Gartmore Government Bond Fund    51,536    13,327
-------------------------------------------------
Gartmore Tax-Free Income Fund    57,711     4,875
-------------------------------------------------


4 A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The distribution fees listed for the Gartmore Growth Fund do not include the fees GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.
5 For the period June 23, 2003 (the date GDSI became the Fund's distributor) to October 31, 2003. The Montgomery Fund's predecessor distributor received $12348 in distribution fees during the period July 1, 2002 to June 22, 2003.

                                                IRA  CLASS  SHARES
                                                ------------------
Gartmore  Morley  Capital  Accumulation  Fund          $567,707

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The
Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

     The Fund's distributor has entered into, and will enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. From time to time, GDSI or an affiliate of GDSI may pay additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate Nationwide Financial Services, Inc. or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

     The Trust has been informed by GDSI that during the fiscal year ended October 31, 2003, the following expenditures were made using the 12b-1 fees received by the Distributor with respect to the Funds1:




FUND[1]                                                      PROSPECTUS    DISTRIBUTOR    BROKER-DEALER
                                                             PRINTING &   COMPENSATION &  COMPENSATION &
                                                             MAILING[2]     COSTS[2,3]        COSTS
                                                             -----------  --------------  --------------

Gartmore Bond Fund. . . . . . . . . . . . . . . . . . . . .     (591.28)       29,825.47       27,786.81
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Emerging Markets Fund. . . . . . . . . . . . . . .    6,838.88        13,017.08        7,981.03
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Global Financial Services Fund . . . . . . . . . .    5,545.10        11,164.97          188.94
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Global Health Sciences Fund. . . . . . . . . . . .    4,059.80         6,855.24        4,708.96
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Global Technology and Communications Fund. . . . .    2,732.37         6,947.28        4,741.35
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Global Utilities Fund. . . . . . . . . . . . . . .    4,373.50         8,743.92           76.58
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Government Bond Fund . . . . . . . . . . . . . . .       (3.93)       57,897.67      153,902.26
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Growth Fund4 . . . . . . . . . . . . . . . . . . .      665.04        26,945.82       21,682.14
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore High Yield Bond Fund . . . . . . . . . . . . . . .    3,695.93        14,059.16       10,407.91
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore International Growth Fund. . . . . . . . . . . . .    9,414.47        14,659.66          777.87
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Investor Destinations Aggressive Fund. . . . . . .    3,629.24        13,819.40      209,062.36
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Investor Destinations Moderately Aggressive Fund .   10,830.95        38,981.70      361,709.36
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Investor Destinations Moderate Fund. . . . . . . .   13,472.94        47,065.59      456,494.47
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Investor Destinations Moderately Conservative Fund    5,511.19        19,816.18      144,477.63
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Investor Destinations Conservative Fund. . . . . .    3,175.56        14,090.50      113,626.94
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Large Cap Value Fund . . . . . . . . . . . . . . .     (144.69)        5,703.01       62,756.68
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Long-Short Equity Plus Fund. . . . . . . . . . . .      337.98        14,974.18       17,204.84
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Micro Cap Equity Fund. . . . . . . . . . . . . . .    2,163.08         9,318.86        4,074.06
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Mid Cap Growth Fund. . . . . . . . . . . . . . . .       (4.09)          222.20          100.89
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Millennium Growth Fund . . . . . . . . . . . . . .      586.00        23,556.73       20,304.27
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Money Market Fund. . . . . . . . . . . . . . . . .   19,491.73        12,638.17       57,869.10
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Morley Capital Accumulation Fund . . . . . . . . .    1,062.72        18,642.41      900,270.87
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Morley Enhanced Income Fund. . . . . . . . . . . .       35.64             9.62        5,217.74
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Nationwide Fund. . . . . . . . . . . . . . . . . .    4,453.27       248,534.97    1,130,756.76
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . .    1,937.04         4,531.26        2,026.69
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Small Cap Fund . . . . . . . . . . . . . . . . . .      404.19         8,537.57       51,564.25
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Tax-Free Income Fund . . . . . . . . . . . . . . .      768.07        57,420.07       22,800.86
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . .    4,293.69        12,655.15        7,913.15
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Value Opportunities Fund . . . . . . . . . . . . .      273.72        19,488.08       31,795.19
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . .    2,703.31        21,447.46       14,818.22
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Bond Index Fund. . . . . . . . . . . . . . . . . .      162.60           820.98      116,959.41
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore International Index Fund . . . . . . . . . . . . .      215.70           671.72       35,790.58
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Mid Cap Market Index Fund. . . . . . . . . . . . .      107.96         1,083.57       61,448.46
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore S&P 500 Index Fund . . . . . . . . . . . . . . . .    1,639.99        21,597.92      499,743.09
-----------------------------------------------------------  -----------  --------------  --------------
Gartmore Small Cap Index Fund . . . . . . . . . . . . . . .      (63.63)          987.01       49,271.62
-----------------------------------------------------------  -----------  --------------  --------------
NorthPointe Small Cap Value Fund. . . . . . . . . . . . . .         N/A            N/A             N/A
-----------------------------------------------------------  -----------  --------------  --------------

1 The other Funds of the Trust for which GDSI acted as distributor had not commenced operations as of October 31, 2003.
2 Printing and mailing of prospectuses to other than current Fund shareholders.
3 For the fiscal year ended October 31, 2003, the 12b-1 fees relating to the Class B and Class C shares (now Class X and Class Y shares, respectively) for the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Income Funds were used to pay GDSI for advancing the commission costs to dealers with respect to the initial sale of such shares.
4 A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The Rule 12b-1 fees listed for the Gartmore Growth Fund do not include the fees GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

ADMINISTRATIVE  SERVICES  PLAN

     Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Morley Capital Accumulation Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusisivley provided for retirement plans and their plan participants.

     As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns GGAMT. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D or Institutional Service and Service Class shares of each Fund (as applicable), Prime shares of the Money Market Fund and IRA Class shares of the Gartmore Morley Capital Accumulation Fund.

     The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation ("NISC") has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.

     During the fiscal year ended October 31, 2003, NFS and its affiliates received $4,191,583 in administrative services fees from the Funds.

FUND  ADMINISTRATION  AND  TRANSFER  AGENCY  SERVICES

     Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly owned subsidiary of GGI, provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. GGI is a wholly-owned, indirect subsidiary of GGAMT. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:

     ASSET  LEVEL(1)     AGGREGATE  TRUST  FEE
----------------------------------------------
     $0  -  $1  billion             0.25%
     $1  -  $3  billion             0.18%
     $3  -  $4  billion             0.14%
     $4  -  $5  billion             0.07%
     $5  -  $10  billion            0.04%
     $10  - $12  billion            0.02%
     greater  than  $12  billion    0.01%

1 The assets of each of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

     During the fiscal year ended October 31, 2003 and the period from December 1, 2001 through October 31, 2002, GSA and GISI earned combined fund administration and transfer agency fees from the Funds as follows:


                                              YEAR ENDED         PERIOD ENDED
FUND                                       OCTOBER 31, 2003    OCTOBER 31, 2002
--------------------------------------------------------------------------------
Gartmore Bond Fund . . . . . . . . . . .  $         198,541   $         262,536
Gartmore Emerging Markets Fund . . . . .              9,420              12,332
Gartmore Global Financial Services Fund.              3,989               6,436
Gartmore Global Health Sciences Fund . .              7,613               5,234
Gartmore Global Technology and . . . . .              6,334              15,130
Communications Fund
Gartmore Global Utilities Fund . . . . .              3,121               6,391
Gartmore Government Bond Fund. . . . . .            319,230             318,360
Gartmore Growth Fund(1). . . . . . . . .           373,3411             844,765
Gartmore High Yield Bond Fund. . . . . .            134,026             138,810
Gartmore International Growth Fund . . .              7,880              18,815
Gartmore Investor Destinations . . . . .                  0                   0
Aggressive Fund
Gartmore Investor Destinations . . . . .                  0                   0
Moderately Aggressive Fund
Gartmore Investor Destinations . . . . .                  0                   0
Moderate Fund
Gartmore Investor Destinations . . . . .                  0                   0
Moderately Conservative Fund
Gartmore Investor Destinations . . . . .                  0                   0
Conservative Fund
Gartmore Large Cap Value Fund. . . . . .             33,147              48,385
Gartmore Long-Short Equity Plus Fund . .          13,545 (2)                N/A
Gartmore Micro Cap Equity Fund . . . . .              6,328             2,151(3)
Gartmore Mid Cap Growth Fund . . . . . .              1,674               440(4)
Gartmore Millennium Growth Fund. . . . .             24,594             108,436
Gartmore Money Market Fund . . . . . . .          2,367,553           2,867,503
Gartmore Morley Capital. . . . . . . . .            516,077             107,560
Accumulation Fund
Gartmore Morley Enhanced Income Fund . .            147,599              59,153
Gartmore Nationwide Fund . . . . . . . .          2,162,969           3,192,349
Gartmore Nationwide Leaders Fund . . . .              3,345               5,022
Gartmore Tax-Free Income Fund. . . . . .            273,386             357,703
Gartmore U.S. Growth Leaders Fund. . . .              9,575              10,610
Gartmore Value Opportunities Fund. . . .             35,354              63,413
Gartmore Worldwide Leaders Fund. . . . .             11,828               8,795
Gartmore Bond Index Fund . . . . . . . .            474,186             201,403
Gartmore International Index Fund. . . .            295,515             174,813
Gartmore Mid Cap Market Index Fund . . .            224,679             103,722
Gartmore S&P 500 Index Fund. . . . . . .          1,004,095             706,889
Gartmore Small Cap Fund. . . . . . . . .             38,391              57,000
Gartmore Small Cap Index Fund. . . . . .            101,274              76,612
NorthPointe Small Cap Value Fund . . . .             42,342              49,488


---------------
1 A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The combined fund administration and transfer agency fees listed for the Gartmore Growth Fund do not include the fees GSA and GSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.
2 For the period from June 23, 2003 through October 31, 2003. During the period from April 1, 2003 through June 22, 2003, the Montgomery Fund paid GSA $5,024 for fund administration fees. For the period from July 1, 2002 through March 31, 2003, and its fiscal years ended June 30, 2002 and 2001, the Montgomery Fund paid its administrator, Montgomery Asset Management, LLC, $48,452, $78,891 and $293,904, respectively in administrative and fund accounting fees. The Montgomery Fund paid DST Systems, Inc., its former transfer agent, $158,392, $129,881, and $211,749 in transfer agency fees for the period July 1, 2002 to June 22, 2003 and its fiscal years ended June 30, 2002, and 2001, respectively.
3    The  Fund  commenced  operations  on  June  27,  2002
4    The  Fund  commenced  operations  on  October  1,  2002.

     The other Funds of the Trust for which GSA acts as administrator and GISI serves as transfer agent had not yet commenced operations as of October 31, 2003.

     During the period from November 1, 2001 until November 30, 2001, and the fiscal year ended October 31, 2001, GSA earned fund administration fees (under a previous fee schedule) from the Funds as follows:



FUND                                     PERIOD ENDED      YEAR ENDED
                                         NOVEMBER 1 -     OCTOBER 31,
                                      NOVEMBER 30, 2001       2001
-----------------------------------------------------------------------
Gartmore Millennium Growth Fund. . .  $            1,533  $     25,459
Gartmore Growth Fund . . . . . . . .              21,414       319,221
Gartmore Nationwide Fund . . . . . .              69,412       907,738
Gartmore Tax-Free Income Fund. . . .              12,340       148,982
Gartmore Bond Fund . . . . . . . . .               7,998        85,965
Gartmore Government Bond Fund. . . .              10,704       94,8741
Money Market Fund. . . . . . . . . .              71,931       812,284
Gartmore S&P 500 Index Fund. . . . .              17,028       177,923
Gartmore Large Cap Value Fund. . . .               6,164        75,000
Gartmore Small Cap Fund. . . . . . .               6,164        75,000
Gartmore Morley Capital. . . . . . .               4,110        50,000
Accumulation Fund
Gartmore Value Opportunities Fund. .               6,164        75,000
Gartmore Morley Enhanced Income Fund               6,164        75,000
Gartmore High Yield Bond Fund. . . .               6,164        75,000
Gartmore Investor Destinations . . .               6,164        75,000
Aggressive Fund
Gartmore Investor Destinations . . .               6,164        75,000
Moderately Aggressive Fund
Gartmore Investor Destinations . . .               6,164        75,000
Moderate Fund
Gartmore Investor Destinations . . .               6,164        75,000
Moderately Conservative Fund
Gartmore Investor Destinations . . .               6,164        75,000
Conservative Fund
Gartmore Small Cap Index Fund. . . .               6,164        75,000
Gartmore Mid Cap Market Index Fund .               6,164        75,000
Gartmore International Index Fund. .               6,164        75,000
Gartmore Bond Index Fund . . . . . .               6,164        75,000
NorthPointe Small Cap Value Fund . .               6,164        75,000
Gartmore U.S. Growth Leaders Fund. .               6,164        75,000
Gartmore Global Technology and . . .               6,164        75,000
Communications Fund
Gartmore Emerging Markets Fund . . .               6,164        75,000
Gartmore International Growth Fund .               6,164        75,000
Gartmore Worldwide Leaders Fund. . .               6,164        75,000
Gartmore Global Health Sciences Fund               6,164        63,081



1 The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The fund administration fees listed do not include the fund administration fees NAS/GSA received from the Nationwide Long-Term
     U.S.  Government  Bond  Fund  prior  to  the  reorganization.

     During the period from November 1, 2001 until November 30, 2001, and the fiscal year ended October 31, 2001, GISI earned transfer agency fees (under a previous fee schedule) from the Funds as follows:


FUND                                  PERIOD ENDED    YEAR ENDED
                                      NOVEMBER 1 -   OCTOBER 31,
                                      NOVEMBER 30,       2001
                                          2001
-----------------------------------------------------------------
Gartmore Millennium Growth Fund. . .  $      23,027  $    352,953
Gartmore Growth Fund . . . . . . . .        122,172     1,851,859
Gartmore Nationwide Fund . . . . . .        227,382     3,373,316
Gartmore Tax-Free Income Fund. . . .         15,747       227,188
Gartmore Bond Fund . . . . . . . . .         17,840       246,294
Gartmore Government Bond Fund. . . .         10,557       98,5531
Gartmore Money Market Fund . . . . .        104,751     1,465,056
Gartmore S&P 500 Index Fund. . . . .          4,701        99,084
Gartmore Large Cap Value Fund. . . .          1,839        22,172
Gartmore Small Cap Fund. . . . . . .          2,783        34,164
Gartmore Morley Capital. . . . . . .            393         5,907
Accumulation Fund
Gartmore Value Opportunities Fund. .          6,116        53,754
Gartmore Morley Enhanced Income Fund            321         3,855
Gartmore High Yield Bond Fund. . . .          1,170        12,352
Gartmore Investor Destinations . . .            266         1,343
Aggressive Fund
Gartmore Investor Destinations . . .            365         1,575
Moderately Aggressive Fund
Gartmore Investor Destinations . . .            544         2,601
Moderate Fund
Gartmore Investor Destinations . . .            155           961
Moderately Conservative Fund
Gartmore Investor Destinations . . .            127           899
Conservative Fund
Gartmore Small Cap Index Fund. . . .            178         1,061
Gartmore Mid Cap Market Index Fund .            334         1,864
Gartmore International Index Fund. .            728         7,906
Gartmore Bond Index Fund . . . . . .            423         1,523
NorthPointe Small Cap Value Fund . .            268         5,222
Gartmore U.S. Growth Leaders Fund. .          1,243        28,496
Gartmore Global Technology and . . .          2,230        38,646
Communications Fund
Gartmore Emerging Markets Fund . . .            268         3,077
Gartmore International Growth Fund .            275         3,614
Gartmore Worldwide Leaders Fund. . .            138         1,753
Gartmore Global Health Sciences Fund             23           425


1    [Growth  Fund/Large  Cap  Growth  Fund  Footnote]
2- The reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Gartmore Government Bond Fund was completed effective August 27, 2001. The transfer agency fees listed do not include the transfer agency fees GISI received from the Nationwide Long-Term U.S.
     Government  Bond  Fund  prior  to  the  reorganization.

SUB-ADMINISTRATORS

     GSA and GISI have entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

     ASSET  LEVEL1                     FEE
     --------------------------------------
     $0  -  $1  billion               0.20%
     $1  -  $3  billion               0.15%
     $3  -  $4  billion               0.10%
     $4  -  $5  billion               0.05%
     $5  -  $10  billion              0.02%
     $10  - $12  billion              0.01%
     greater  than  $12  billion     0.005%

1 The assets of each of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

     BISYS received the following amounts for the sub-administration services and sub-transfer agency services it provided:



                    YEARS ENDED
OCTOBER 31, 2003   OCTOBER 31, 2002       OCTOBER 31, 2001*
---------------------------------------------------------------
11,066,990 . . .  $   10,808,275         $7,374,769  /  $4,367,098

* Pursuant to a previous fee schedule. First amount listed is for sub-administration services it provided, the second figure is for sub-transfer agency services it provided.

     From December 29, 1999 to October 15, 2001, FAM provided the fund accounting, custody and other administrative services at the series level with respect to the Index Funds pursuant to a Sub-Administration Agreement. Such Sub-Administration Agreement was terminated as of October 15, 2001.

CUSTODIAN

     JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

LEGAL  COUNSEL

     Stradley Ronon Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

AUDITORS

     PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as independent accountants for the Trust.

BROKERAGE  ALLOCATION

     A Fund's Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

     The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator.

     For the fiscal year ended October 31, 2003, the clients (including the Funds) of all the affiliated advisers of GGI, including but not limited to GMF, GSA, GGAMT, and GTC (GMCM's predecessor), paid soft dollar commissions in the total amount of $3,890,582. GGI directs security transactions to brokers providing brokerage and research services to the benefit of all GGI clients, including the Funds.

     During the fiscal years ended October 31, 2003, 2002 and 2001, the following brokerage commissions were paid by the Funds:


                                                                     YEAR ENDED OCTOBER 31,
FUND                                                             2003          2002        2001
--------------------------------------------------------------------------------------------------
Gartmore Bond Fund. . . . . . . . . . . . . . . . . . . . .  $           0  $        0  $        0
Gartmore Emerging Markets Fund. . . . . . . . . . . . . . .         76,325      17,775      14,115
Gartmore Global Financial Services Fund . . . . . . . . . .         20,825      11,921          01
Gartmore Global Health Sciences Fund. . . . . . . . . . . .         91,666      61,104      20,681
Gartmore Global Technology and Communications Fund. . . . .        402,787     106,156      55,126
Gartmore Global Utilities Fund. . . . . . . . . . . . . . .         11,125      17,800           0
Gartmore Government Bond Fund . . . . . . . . . . . . . . .              0           0          02
Gartmore Growth Fund. . . . . . . . . . . . . . . . . . . .   2,786,2972,3   2,369,315   1,752,999
Gartmore High Yield Bond Fund . . . . . . . . . . . . . . .              0           0           0
Gartmore International Growth Fund. . . . . . . . . . . . .         68,383      55,648      60,696
Gartmore Investor Destinations Aggressive Fund. . . . . . .              0           0           0
Gartmore Investor Destinations Moderately Aggressive Fund .              0           0           0
Gartmore Investor Destinations Moderate Fund. . . . . . . .              0           0           0
Gartmore Investor Destinations Moderately Conservative Fund              0           0           0
Gartmore Investor Destinations Conservative Fund. . . . . .              0           0           0
Gartmore Large Cap Value Fund . . . . . . . . . . . . . . .         40,543      53,615     132,343
Gartmore Long-Short Equity Plus Fund. . . . . . . . . . . .       154,9933         N/A         N/A
Gartmore Micro Cap Equity Fund. . . . . . . . . . . . . . .        106,843     14,7404           0
Gartmore Mid Cap Growth Fund. . . . . . . . . . . . . . . .          3,485     ______5           0
Gartmore Millennium Growth Fund . . . . . . . . . . . . . .        606,307     295,502     268,942
Gartmore Morley Capital Accumulation Fund . . . . . . . . .              0           0           0
Gartmore Morley Enhanced Income Fund. . . . . . . . . . . .         21,087       8,330       6,218
Gartmore Nationwide Fund. . . . . . . . . . . . . . . . . .      5,536,245   1,454,231   3,303,085
Gartmore Nationwide Leaders Fund. . . . . . . . . . . . . .         15,059       3,351          06
Gartmore Small Cap Fund . . . . . . . . . . . . . . . . . .        397,647     619,393     188,603
Gartmore Tax-Free Income Fund . . . . . . . . . . . . . . .              0           0           0
Gartmore U.S. Growth Leaders Fund . . . . . . . . . . . . .        196,198      67,098      25,573
Gartmore Value Opportunities Fund . . . . . . . . . . . . .        133,153     114,222      97,474
Gartmore Worldwide Leaders Fund . . . . . . . . . . . . . .        359,715      51,210       3,720
Gartmore Bond Index Fund. . . . . . . . . . . . . . . . . .              0       1,143          07
Gartmore International Index Fund . . . . . . . . . . . . .        175,976     150,932     37,3368
Gartmore Mid Cap Market Index Fund. . . . . . . . . . . . .        113,934      68,549      9,4888
Gartmore S&P 500 Index Fund . . . . . . . . . . . . . . . .        144,586     161,348      97,758
Gartmore Small Cap Index Fund . . . . . . . . . . . . . . .        100,143      40,574      4,9918
NorthPointe Small Cap Value Fund. . . . . . . . . . . . . .        178,073     146,906     119,451

----------------
1    Fund  commenced  operations  December  18,  2001.
2 A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The brokerage commissions listed for the Gartmore Growth Fund do not include the brokerage commissions paid by the Nationwide Large Cap Growth Fund prior to the reorganization.
3 For the period June 23, 2003 to October 31, 2003. The Montgomery Fund paid brokerage commissions of $489,400, $608,887 and $1,720,867 for the period July 1, 2002 to June 22, 2003, and its fiscal years ended June 30, 2002 and 2001, respectively.
4    The  Fund  commenced  operations  on  June  27,  2002
5    The  Fund  commenced  operations  on  October  1,  2002.
6    The  Fund  commenced  operations  on  December  28,  2001.
7 For the period October 15, 2001 to October 31, 2001. Prior to October 15, 2001, the Fund, under a master-feeder arrangement, invested all of its assets in shares of a corresponding series of a master trust.

     The other funds of the Trust had not yet begun operations as of October 31, 2003.

     During the fiscal year ended October 31, 2003, the Gartmore Bond Fund, Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Long-Short Equity Plus Fund, Gartmore Mid Cap Growth Fund, Gartmore Millennium Growth Fund, Gartmore Money Market Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund, Gartmore Nationwide Fund, Gartmore U.S. Growth
Leaders Fund, Gartmore Value Opportunities Fund, Gartmore Worldwide Leaders Fund, Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Index Fund, Gartmore S&P 500 Index Fund, Gartmore Small Cap Index Fund and NorthPointe Small Cap Value Fund held investments in securities of their regular broker-dealers as follows:


FUND                                          APPROXIMATE                 NAME OF
                                               AGGREGATE                   BROKER
                                               VALUE OF                      OR
                                               ISSUER'S                    DEALER
                                              SECURITIES
                                                 OWNED
                                              BY THE FUND
                                              "AT" OR "AS
                                              OF" FISCAL
                                               YEAR END
                                           OCTOBER 31, 2003
---------------------------------------------------------------------------------------
GARTMORE BOND FUND. . . . . . . . . . . .  $       2,285,981  Merrill Lynch & Co., Inc.
                                                   1,136,642  Lehman Brothers, Inc.
                                                   1,072,429  Leggett & Platt, Inc.

GARTMORE GROWTH FUND. . . . . . . . . . .          3,340,656  Merrill Lynch & Co., Inc.
                                                   1,953,045  Legg Mason, Inc.
                                                   1,737,150  Goldman Sachs Group, Inc.

GARTMORE LARGE CAP VALUE FUND . . . . . .            230,454  Morgan Stanley Dean Witter & Co.
                                                     278,240  Merrill Lynch & Co., Inc.
                                                     201,600  Lehman Brothers, Inc.
                                                     178,410  Goldman Sachs Group, Inc.
                                                     244,000  Bears Stearns Companies, Inc.

GARTMORE LONG-SHORT EQUITY PLUS FUND. . .            267,615  Goldman Sachs Group, Inc.

GARTMORE MID CAP GROWTH FUND. . . . . . .             23,188  Ameritrade Holdings Corp.

GARTMORE MILLENNIUM GROWTH FUND . . . . .            423,577  E-Trade Group, Inc.

GARTMORE MONEY MARKET FUND. . . . . . . .         19,586,409  Morgan Stanley Dean Witter & Co.
                                                  30,000,000  Goldman Sachs Group, Inc.
                                                  37,951,800  Bears Stearns Companies, Inc.

GARTMORE MORLEY CAPITAL ACCUMULATION FUND         32,459,042  Bears Stearns Companies, Inc.
                                                  66,779,552  Morgan Stanley Dean Witter & Co.

GARTMORE MORLEY ENHANCED INCOME FUND. . .         15,086,952  Morgan Stanley Dean Witter & Co.
                                                   4,928,800  Bears Stearns Companies, Inc.

GARTMORE NATIONWIDE FUND. . . . . . . . .         26,877,214  Merrill Lynch & Co., Inc.
                                                  24,038,682  Goldman Sachs Group, Inc.

GARTMORE US GROWTH LEADERS FUND . . . . .            758,944  Merrill Lynch & Co., Inc.

GARTMORE VALUE OPPORTUNITIES FUND . . . .            274,725  Legg Mason Inc.
                                                     227,088  Friedman Billings Ramsey
GARTMORE WORLDWIDE LEADERS FUND . . . . .          1,943,730  Goldman Sachs Group, Inc.

GARTMORE BOND INDEX FUND. . . . . . . . .         20,757,150  Morgan Stanley Dean Witter & Co.
                                                     953,695  Lehman Brothers, Inc.
                                                   1,354,995  Goldman Sachs Group, Inc.
                                                     514,572  Bears Stearns Companies, Inc.

GARTMORE INTERNATIONAL INDEX FUND . . . .            361,404  Nikko Securities
                                                     497,312  Daiwa Securities Ltd
                                                     289,553  Amvescap Plc

GARTMORE MID CAP INDEX FUND . . . . . . .          1,465,200  Legg Mason Inc.
                                                     866,700  Edwards (A. G.), Inc.
                                                     964,080  E-Trade Group, Inc.

GARTMORE S&P 500 INDEX FUND . . . . . . .          1,650,252  Schwab (Charles) Corp.
                                                   6,144,123  Morgan Stanley Dean Witter & Co.
                                                   4,962,440  Merrill Lynch & Co., Inc.
                                                   2,008,800  Lehman Brothers, Inc.
                                                   4,601,100  Goldman Sachs Group, Inc.
                                                     905,926  Bears Stearns Companies, Inc.

GARTMORE SMALL CAP INDEX FUND . . . . . .             33,755  Soundview Technology
                                                      35,805  SWS Group, Inc.
                                                     171,616  Knight Trading Group, Inc.
                                                      20,090  First Albany Co., Inc.

NORTHPOINTE SMALL CAP VALUE FUND. . . . .            260,354  Friedman Billings Ramsey


     Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers. The advisers and Subadvisers do not deem it practicable or in the Funds' best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

          During the fiscal years ended October 31, 2003, 2002 and 2001, the following brokerage commissions were paid by the Funds to affiliated brokers:




COMMISSIONS PAID TO AFFILIATED BROKERS
FUND                                         BROKER        2003     2002     2001
----------------------------------------------------------------------------------
Gartmore Large Cap Value Fund. . . . .  Brinson Partners  $     0  $     0  $   42
Gartmore S&P 500 Index Fund. . . . . .  Merrill Lynch     $20,996  $16,787  $4,123
Gartmore Small Cap Index Fund. . . . .  Merrill Lynch     $ 3,465  $ 2,223  $    9
Gartmore International Index Fund. . .  Merrill Lynch     $72,038  $39,500  $  108
Gartmore Mid Cap Market Index Fund . .  Merrill Lynch     $ 5,967  $ 4,071  $   77

          During the year ended October 31, 2003, commissions paid by the Gartmore S&P 500 Index Fund to Merrill Lynch represented 14.52% of aggregate commissions paid by the Fund and 76.64% of the aggregate dollar amount of transactions involving the payment of commissions.

          During the year ended October 31, 2003, commissions paid by the Gartmore Small Cap Index Fund to Merrill Lynch represented 3.46% of total commissions paid by the Fund and 64.95% of the aggregate dollar amount of transactions involving the payment of commissions.

          During the year ended October 31, 2003, commissions paid by the Gartmore International Index Fund to Merrill Lynch represented 40.94% of aggregate commissions paid by the Fund and 75.30% of the aggregate dollar amount of transactions involving the payment of commissions.

          During the year ended October 31, 2003, commissions paid by the Gartmore Mid Cap Market Index Fund to Merrill Lynch represented 5.24% of aggregate commissions paid by the Fund and 71.86% of the aggregate dollar amount of transactions involving the payment of commissions.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

          AS DESCRIBED IN THE GARTMORE NATIONWIDE PRINCIPAL PROTECTED FUND'S PROSPECTUS, EXCEPT FOR REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, NO SALES OF FUND SHARES WILL BE MADE DURING THE GUARANTEE PERIOD. SALES WILL ONLY BE AVAILABLE DURING THE OFFERING PERIOD AND THE POST-GUARANTEE PERIOD.

CLASS  A  AND  CLASS  D  SALES  CHARGES

     The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases. Class A Shares of the Funds (other than the Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Morley Enhanced Income Fund and Gartmore High Yield Bond
Fund):




                      SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
--------------------------------------------------------------------------
less than $50,000. .              5.75%                6.10%        5.00%
50,000 to $99,999 .               4.75                 4.99         4.00
100,000 to $249,999               3.50                 3.63         3.00
250,000 to $499,999               2.50                 2.56         2.00
500,000 to $999,999               2.00                 2.04         1.75
1 million or more .               None                 None         None

CLASS A SHARES OF THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, GARTMORE TAX-FREE INCOME FUND AND GARTMORE HIGH YIELD BOND FUND


                      SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
-------------------------------------------------------------------------
less than $50,000. .              4.75%                4.99%        4.00%
50,000 to $99,999 .               4.50                 4.71         3.75
100,000 to $249,999               3.50                 3.63         3.00
250,000 to $499,999               2.50                 2.56         2.00
500,000 to $999,999               2.00                 2.04         1.75
1 million or more .               None                 None         None

CLASS  A  SHARES  OF  THE  GARTMORE  MORLEY  ENHANCED  INCOME  FUND


                      SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
-------------------------------------------------------------------------
less than $50,000. .              3.75%                3.90%        3.00%
50,000 to $99,999 .               3.00                 3.09         2.25
100,000 to $249,999               2.25                 2.30         1.75
250,000 to $499,999               1.75                 1.78         1.50
500,000 to $999,999               1.50                 1.52         1.25
1 million or more .               None                 None         None

CLASS  A  SHARES  OF  THE  GARTMORE  MORLEY  CAPITAL  ACCUMULATION  FUND


                      SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
-------------------------------------------------------------------------
less than $50,000. .              3.00%                3.09%        2.25%
50,000 to $99,999 .               2.75                 2.83         2.00
100,000 to $249,999               2.25                 2.30         1.75
250,000 to $499,999               1.75                 1.78         1.50
500,000 to $999,999               1.50                 1.52         1.25
1 million or more .               None                 None         None

     In addition to the dealer commissions for Class A shares that are described above, GDSI, the Funds' distributor, is authorized from time to time to enter into other special compensation arrangements with dealers. Such arrangements may be discontinued at any time at the discretion of GDSI.

CLASS  D  SHARES  OF  THE  FUNDS


                           SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE         OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------------------------------------------------------------------
less than $50,000 . . . .              4.50%                4.71%        4.00%
50,000 to $99,999. . . .               4.00                 4.17         3.50
100,000 to $249,999. . .               3.00                 3.09         2.50
250,000 to $499,999. . .               2.50                 2.56         1.75
500,000 to $999,999. . .               2.00                 2.04         1.25
1 million to $24,999,999               0.50                 0.50         0.50
25 million or more . . .               None                 None         None

CLASS  C  AND  CLASS  Y  SALES  CHARGES  AND  APPLICABLE  SALES  WAIVERS

     Sales of Class C and Class Y shares will be charged a front-end sales charge of 1.00% of the offering price (1.01% of the amount invested). Both the front-end sales charge and the CDSC applicable to Class C and Class Y shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C and Class Y shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons. The front-end sales charge applicable to Class C shares also will be waived for any person who previously owned Class C shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Long-Short Equity Plus Fund.

NET  ASSET  VALUE  PURCHASE  PRIVILEGE  (CLASS  A  AND  D  SHARES  ONLY)*

     The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by GDSI:

(1)  shares  sold  to other registered investment companies affiliated with GGI,

(2)  shares  sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of GGI, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b)  to  any  endowment  or  non-profit  organization;

     (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended;

     (d) to any life insurance company separate account registered as a unit investment trust;

(3)  for  Class  D  shares  and  Class  A  shares:

     (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts) and to Directors and retired Directors of Gartmore Mutual Funds II, Inc.;

     (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and its affiliates;

     (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS
          Cooperatives  and  Southern  States  Cooperative,  Inc.;

     (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

     (e) to any person who pays for the shares with the proceeds of one of the following sales:

          -    Sales  of  non-Gartmore  mutual  fund  shares

          - Sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

          - Sales of Class A shares of another Fund or the Gartmore Focus Fund (each a "Gartmore Fund") when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)

To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and D shares for those Funds which have Class D shares).

(4)  Class  A  shares  sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Trust's distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Trust's distributor;

     (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

     (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund

* Only provision 3(e) applies to the Class A shares of the Gartmore Morley Capital Accumulation Fund. Within the special class structure of the Gartmore Morley Capital Accumulation Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Gartmore Morley Capital Accumulation Fund (each of these other classes has no front-end sales charge). See the Gartmore Morley Capital Accumulation Fund's prospectus for more information


REDUCTION  OF  CLASS  A  AND  CLASS  D  SALES  CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The above tables show how the sales charge decreases as the amount of your investment increases.

- Family Member Discount. Members of your family who live at the same address can combine investments in the Gartmore Funds (except purchases of the Gartmore Money Market Fund), possibly reducing the sales charge.

- Lifetime Additional Discount. You can add the value of any of the Gartmore Funds' Class A and Class D shares you already own (except the Gartmore Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

- Letter of Intent Discount. State in writing that during a 13-month period you or a group of family embers who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS  B  AND  CLASS  X  SHARES  OF  THE  FUNDS  AND  CDSC

     GDSI compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust's distributor, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

     Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:


YEARS OF               CDSC ON SHARES
AFTER PURCHASE           BEING SOLD
--------------------------------------
First . . . . . . . .            5.00%
Second. . . . . . . .            4.00%
Third . . . . . . . .            3.00%
Fourth. . . . . . . .            3.00%
Fifth . . . . . . . .            2.00%
Sixth . . . . . . . .            1.00%
Seventh and following            0.00%


     For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

CONVERSION  FEATURES  FOR  CLASS  B  AND  CLASS  X  SHARES

     Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B or Class X shares converting to Class A shares bears to the shareholder's total Class B or Class X shares not acquired through dividends and distributions.

     If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund [the "Fixed Income Funds"] to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B or Class X shares into the Prime Shares of the Gartmore Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS  A  FINDERS'  FEE  AND  CORRESPONDING  CDSC

     Beginning March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Gartmore Funds and avoid the front-end sales charge. Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts are also applicable. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems any Class A shares within 18 months of the date of purchase (24 months for Gartmore Morley Capital Appreciation Fund). With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

- The purchase can be made in any combination of the Funds. The amount of the finder's fee will be determined based on the particular combination of the Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Fund.

- The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Gartmore Morley Capital Appreciation Fund).

     The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

AMOUNT  OF  FINDER'S  FEE/CONTINGENT  DEFERRED  SALES  CHARGE


                                                              AMOUNT OF PURCHASE
FUNDS                                            $1 MILLION TO   $4 MILLION TO   $25 MILLION
PURCHASED                                          $3,999,999     $24,999,999      OR MORE
----------------------------------------------------------------------------------------------

Gartmore International Growth Fund, Gartmore
Emerging Markets Fund, Gartmore Global
Technology and Communications Fund, Gartmore
Global Financial Services Fund, Gartmore Global
Utilities Fund, Gartmore Global Health Sciences
Fund, Gartmore Nationwide Leaders Fund,
Gartmore U.S. Growth Leaders, Gartmore
Worldwide Leaders Fund, Gartmore Millennium
Growth Fund, Gartmore Value Opportunities Fund,
Gartmore Micro Cap Equity Fund, Gartmore Long-
Short Equity Plus Fund and Gartmore Principal
Protected Fund. . . . . . . . . . . . . . . . .           1.00%           0.50%         0.25%
----------------------------------------------------------------------------------------------
Gartmore Convertible Fund, Gartmore Nationwide
Fund, Gartmore Growth Fund, Gartmore Large Cap
Value Fund, Gartmore Mid Cap Growth Fund and
Gartmore Small Cap Fund.. . . . . . . . . . . .           0.50%           0.50%         0.25%
----------------------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund, Gartmore Small
Cap Index Fund, Gartmore Mid Cap Market Index
Fund, Gartmore International Index Fund and
Gartmore Bond Index Fund. . . . . . . . . . . .           None            None            None
----------------------------------------------------------------------------------------------
Investor Destination Series Funds . . . . . . .           0.15%           0.10%         0.05%
----------------------------------------------------------------------------------------------
Gartmore High Yield Bond Fund, Gartmore Bond
Fund, Gartmore Government Bond Fund and
Gartmore Tax-Free Income Fund . . . . . . . . .           0.75%           0.50%         0.25%
----------------------------------------------------------------------------------------------
Gartmore Morley Enhanced Income Fund. . . . . .           0.50%           0.25%         0.15%
----------------------------------------------------------------------------------------------
Gartmore Morley Capital Accumulation Fund . . .           0.35%           0.25%         0.15%
----------------------------------------------------------------------------------------------


CDSC  FOR  CLASS  C  SHARES

     You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Trust's distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from the front-end sales charges and its own resources at the rate of 1.85% of sales of Class C shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund and Gartmore Government Bond Fund and at the rate of 2.00% of sales of Class C shares of the remaining Funds having Class C shares.

     Some or all of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when the Fund's NAV is not calculated. As a result, the value of the Fund's investments may change on days when shareholders cannot purchase or redeem shares. In addition, a foreign exchange often does not value its listed securities at the same time that the Fund's NAV is calculated. Events affecting the values of portfolio securities that occur after the time that a foreign exchange assigns a price to the portfolio securities and before the time that the Fund's NAV is calculated may not be taken into account in computing that NAV. However, the effects of significant events will be reflected in the Fund's NAV when it is determined that such significant events require fair valuation of portfolio securities that may be affected by the event.

CLASS  X  AND  CLASS  Y  SHARES  (THE  FIXED  INCOME  FUNDS)

     If you owned Class B or Class C shares of the Fixed Income Funds on September 1, 2003, your shares were redesignated as Class X or Class Y shares, respectively. Class X and Class Y shares of the Fixed Income Funds retain the same fee and expense structure as the formerly designated Class B and Class C shares. Class X and Class Y shares of a Fixed Income Fund are not offered to the public and may only be purchased by existing Class X or Class Y shareholders (former Class B and Class C shareholders, respectively) of that Fixed Income Fund as a subsequent purchase or through the reinvestment of dividends and/or income. Specifically, only Class X shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class X shares of that Fixed Income Fund, and only Class Y shareholders of a Fixed Income Fund will be permitted to purchase additional Class Y shares of that Fixed Income Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of a Fixed Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Fixed Income Fund in the future.

CLASS  R  SHARES

     Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with GDSI to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

     A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

     A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund). Those fees are 1.50% or 2.00% of the total redemption amount depending on the Fund and are paid directly to the appropriate fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For a list of the Funds imposing such fees, see "Exchanges Among Funds" below.

IN  KIND  REDEMPTIONS

     The Funds generally plan to redeem their shares for cash with the following exceptions. The Gartmore Morley Capital Accumulation Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Gartmore Morley Capital Accumulation Fund - Redemption in Kind" below for more information.

     As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

     The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value per share.

REDEMPTION  OF  SHARES  OF  THE  GARTMORE  MORLEY  CAPITAL  ACCUMULATION  FUND

     Other Redemption Requirements. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

     Redemption Fees. Generally, redemption requests on all Shares will be subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer
Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of The Wall Street Journal. If the Dealer Commercial Paper (90-day) Index is not available in The Wall Street Journal, the Fund may use alternative sources of information for 90-day dealer commercial paper rates.

     Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable to the Fund when the Trigger is active.
                                     EXAMPLE

     An IRA Class or Class A shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual
Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

     The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

      [((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

     Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

Redemption in Kind. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of GMCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Class Shares.

To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

A Wrap Provider, prior to the assignment of a wrap contract to a Insitutional Service Class or Institutional Class shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment,
(b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, CLASS C, CLASS D, CLASS X AND CLASS Y SHARES OF A FUND AND IRA CLASS SHARES (FOR GARTMORE MORLEY CAPITAL ACCUMULATION
FUND)

     A signature guarantee is required if: (1) your account address has changed within the last 10 business days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or
(5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Trust's distributor reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Trust's distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Trust's distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

ACCOUNTS  WITH  LOW  BALANCES  - CLASS A, CLASS B, CLASS C, CLASS D, CLASS X AND
CLASS Y SHARES OF A FUND AND IRA CLASS SHARES (FOR GARTMORE MORLEY CAPITAL ACCUMULATION FUND)

     If  the  value  of your account holding Class A, Class B, Class C, Class D,
Class X or Class Y shares of a Fund (or IRA shares of the Morley Capital Accumulation Fund) falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

                               VALUATION OF SHARES

     The net asset value per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open and on such other days as the Board of Trustees determines (the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

OTHER  DEALER  COMPENSATION

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, GDSI or an affiliate of GDSI will pay additional amounts from its own resources to dealers and other financial intermediaries, including its affiliate Nationwide Financial Services, Inc. or is subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders. In particular, GDSI is authorized to enter into special compensation arrangements with dealers, based primarily on the sale of Fund shares. Such arrangements may be discontinued at any time at the discretion of GDSI. GDSI may also provide marketing support, such as investment seminars for investors and educational activities with brokers, to the dealers selling Fund shares.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations.

The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

INVESTOR  DESTINATIONS  FUNDS

     Shares of the Underlying Funds are valued at their respective net asset values as reported to GSA or its agent. Other assets of the Investor Destination Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if GSA determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES

     MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the equity Funds.

     An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Gartmore Money Market Plus Growth gives investors stability of principal through the Gartmore Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Gartmore Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

     MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the fixed income Funds.

     An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund and monthly dividends are then automatically reinvested into one of the fixed income Funds chosen by you at such Fund's current offering price.

When short-term interest rates increase, Gartmore Money Market Fund dividends usually also rise. At the same time, share prices of the fixed income Funds generally decrease. So, with Money Market Plus Income, when you earn higher Gartmore Money Market Fund dividends, you can generally purchase more shares of one of the fixed income Funds at lower prices. Conversely, when interest rates and Gartmore Money Market Fund dividends decrease, the share prices of the fixed income Funds usually increase-you will automatically buy fewer shares of one of the fixed income Funds at higher prices. The Prime Shares of the Gartmore Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the fixed income Funds are subject to applicable sales charges.

     AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

     Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

     AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to another Fund, sales charges may apply if not already paid.

AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

     NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.

                               INVESTOR PRIVILEGES

     The Funds offer the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 1-800-848-0920.

     NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges  Among  Funds

     Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for Service, Institutional and IRA Class shares of the Gartmore Morley Capital Accumulation Fund, any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Gartmore Morley Capital Accumulation Fund). Exchanges into the Gartmore Nationwide Principal Protected Fund are only permitted during the Offering and Post Guarantee Periods.

     Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

     Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Gartmore Morley Capital Appreciation Fund), the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund ("Money Market Fund"). Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C,Class D, Class X, Class Y and Institutional Service Class shares of the other Gartmore Funds. If you exchange Class B, Class C, Class X or Class Y shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, Class X or Class Y (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C, Class X or Class Y (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. Class X shareholders of a Fixed Income Fund may exchange their shares for Class B shares of any of the Gartmore Funds currently accepting purchase orders and Class Y shareholders of a Fixed Income Fund may exchange their shares for Class C shares of any such Gartmore Fund. However, if you exchange out of Class X or Class Y shares of a Fixed Income Fund into Class B or Class C of another Gartmore Fund, respectively (or into Prime Shares of the Money Market Fund), you will not be permitted to exchange from Class B or Class C of the other Gartmore Fund (or Prime Shares of the Money Market Fund) back into Class X or Class Y shares of the original Fixed Income Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

     The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that fund into another Gartmore Fund if you have held those shares for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund, Gartmore Nationwide Leaders Fund or Gartmore Focus Fund):


FUND                                                EXCHANGE FEE
-----------------------------------------------------------------
Gartmore Asia Pacific Leaders Fund . . . . . . . .          2.00%
Gartmore Emerging Markets Fund . . . . . . . . . .          2.00%
Gartmore European Leaders Fund . . . . . . . . . .          2.00%
Gartmore Focus Fund. . . . . . . . . . . . . . . .          2.00%
Gartmore Global Financial Services Fund. . . . . .          2.00%
Gartmore Global Health Sciences Fund . . . . . . .          2.00%
Gartmore Global Technology and Communications Fund          2.00%
Gartmore Global Utilities Fund . . . . . . . . . .          2.00%
Gartmore International Growth Fund . . . . . . . .          2.00%
Gartmore Long-Short Equity Plus Fund . . . . . . .          2.00%
Gartmore Nationwide Leaders Fund . . . . . . . . .          2.00%
Gartmore U.S. Growth Leaders Fund. . . . . . . . .          2.00%
Gartmore Worldwide Leaders Fund. . . . . . . . . .          2.00%
Gartmore Micro Cap Equity Fund . . . . . . . . . .          1.50%
Gartmore Mid Cap Growth Fund . . . . . . . . . . .          1.50%
Gartmore Millennium Growth Fund. . . . . . . . . .          1.50%
Gartmore Small Cap Fund. . . . . . . . . . . . . .          1.50%
Gartmore Value Opportunities Fund. . . . . . . . .          1.50%




     The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

EXCHANGES  MAY  BE  MADE  FOUR  CONVENIENT  WAYS:

BY  TELEPHONE

AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges for the Funds (except for the Gartmore Morley Capital Accumulation Fund and the Class X and Class Y shares of the Fixed Income Funds) by calling 1-800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

CUSTOMER SERVICE LINE - By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

     BY MAIL OR FAX - Write or fax to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or FAX (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

BY ON LINE ACCESS - Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

     FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE GARTMORE MONEY MARKET FUND ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.

                                INVESTOR SERVICES

AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 1-800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time (Monday through Friday). Call toll free: 1-800-848-0920 or contact us at our FAX telephone number (614) 428-3278.

RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdale IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

     For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

     Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

     SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

     PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.

     UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on three or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until the Funds receives notification of the shareholder's correct mailing address.

                          FUND PERFORMANCE ADVERTISING

     Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING  MONEY  MARKET  FUND  YIELD

     Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven-calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven-day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class.

     The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

     There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING  YIELD  AND  TOTAL  RETURN

     The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Before-Tax Performance. Except for the Gartmore Money Market Fund and the Gartmore Morley Capital Accumulation Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

     After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

The Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond Fund, Gartmore Morley Capital Accumulation Fund, Gartmore Morley Enhanced Income Fund and the Gartmore High Yield Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

     The Gartmore Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

     On June 23, 2003, the Montgomery Fund was reorganized with and into the Gartmore Long-Short Equity Plus Fund. The Montgomery Fund is considered the survivor for accounting and performance purposes. Performance shown for the Gartmore Long-Short Equity Plus Fund reflects the returns for the Montgomery Fund through June 22, 2003, and the Gartmore Long-Short Equity Plus Fund from June 23, 2003 through the most recent period shown. From the Montgomery Fund's inception on December 31, 1997 until January 18, 2003, Montgomery Asset Management, LLC ("MAM") served as its investment adviser. On January 18, 2003, GMF replaced MAM as the investment adviser for the Montgomery Fund. The Gartmore Long-Short Equity Plus Fund is managed in a substantially similar manner as the Montgomery Fund was, and there have been no material changes to the objectives and strategies since April 21, 2003 (the date SSI Investment Management, Inc. became the Fund's subadviser.)

NONSTANDARD  RETURNS

     The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

     Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS  AND  RATINGS  IN  FINANCIAL  PUBLICATIONS

     The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

     Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as The Wall Street Journal, Barron's, Investor's Business Daily, Standard & Poor's Outlook and, Columbus Dispatch. The rankings may or may not include the effects of sales charges.

                             ADDITIONAL INFORMATION

DESCRIPTION  OF  SHARES

     The Trust presently offers the following 42 series of shares of beneficial interest, without par value and with the various classes listed:


FUND                                      SHARE CLASS
------------------------------------------------------------------------------
GARTMORE ASIA PACIFIC LEADERS FUND. . .  Class A, Class B, Class C,
                                         Institutional Service Class

GARTMORE BOND FUND. . . . . . . . . . .  Class A, Class B, Class C, Class D,
                                         Class R, Class X, Class Y

GARTMORE CONVERTIBLE FUND . . . . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class, Institutional
                                         Class

GARTMORE EMERGING MARKETS FUND. . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE EUROPEAN LEADERS FUND. . . . .  Class A, Class B, Class C,
                                         Institutional Service Class

GARTMORE GLOBAL FINANCIAL SERVICES FUND  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE GLOBAL HEALTH SCIENCES FUND. .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE GLOBAL SMALL COMPANIES FUND. .  Class A, Class B, Institutional Service Class

GARTMORE GLOBAL TECHNOLOGY AND. . . . .  Class A, Class B, Class C, Class R,
COMMUNICATIONS FUND . . . . . . . . . .  Institutional Service Class

GARTMORE GLOBAL UTILITIES FUND. . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE GOVERNMENT BOND FUND . . . . .  Class A, Class B, Class C, Class D,
                                         Class R, Class X, Class Y

GARTMORE GROWTH FUND. . . . . . . . . .  Class A, Class B, Class C, Class D,
                                         Class R, Institutional Service Class

GARTMORE HIGH YIELD BOND FUND . . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE INTERNATIONAL GROWTH FUND. . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE INVESTOR DESTINATIONS. . . . .  Class A, Class B, Class C, Class R,
AGGRESSIVE FUND . . . . . . . . . . . .  Service Class

GARTMORE INVESTOR DESTINATIONS. . . . .  Class A, Class B, Class C, Class R,
MODERATELY AGGRESSIVE FUND. . . . . . .  Service Class

GARTMORE INVESTOR DESTINATIONS. . . . .  Class A, Class B, Class C, Class R,
MODERATE FUND . . . . . . . . . . . . .  Service Class

GARTMORE INVESTOR DESTINATIONS. . . . .  Class A, Class B, Class C, Class R,
MODERATELY CONSERVATIVE FUND. . . . . .  Service Class

GARTMORE INVESTOR DESTINATIONS. . . . .  Class A, Class B, Class C, Class R,
CONSERVATIVE FUND . . . . . . . . . . .  Service Class

GARTMORE LARGE CAP VALUE FUND . . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE LONG-SHORT EQUITY PLUS . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class, Institutional Class

GARTMORE MICRO CAP EQUITY FUND. . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class, Institutional Class

GARTMORE MID CAP GROWTH FUND. . . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class, Institutional Class

GARTMORE MILLENNIUM GROWTH FUND . . . .  Class A, Class B, Class C, Class D,
                                         Class R, Institutional Service Class

GARTMORE MONEY MARKET FUND. . . . . . .  Service Class, Prime Shares, Class C,
                                         Institutional Class

GARTMORE MORLEY CAPITAL . . . . . . . .  Class A, Service Class, Institutional
ACCUMULATION FUND . . . . . . . . . . .  Class, IRA Class

GARTMORE MORLEY ENHANCED INCOME FUND. .  Class A, Class R, Institutional Class,
                                         Institutional Service Cl

GARTMORE NATIONWIDE FUND. . . . . . . .  Class A, Class B, Class C, Class D,
                                         Class R, Institutional Service Class

GARTMORE NATIONWIDE LEADERS FUND. . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE OTC FUND . . . . . . . . . . .  Class A, Class B, Class C, Institutional
                                         Service Class, Institutional Class

GARTMORE SMALL CAP FUND . . . . . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE TAX-FREE INCOME FUND . . . . .  Class A, Class B, Class C, Class D,
                                         Class X, Class Y

GARTMORE NATIONWIDE PRINCIPAL . . . . .  Class A, Class B, Class C
PROTECTED FUND

GARTMORE U.S. GROWTH LEADERS FUND . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE VALUE OPPORTUNITIES FUND . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE WORLDWIDE LEADERS FUND . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Service Class

GARTMORE BOND INDEX FUND. . . . . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Class

GARTMORE INTERNATIONAL INDEX FUND . . .  Class A, Class B, Class C, Class R,
                                         Institutional Class

GARTMORE MID CAP MARKET INDEX FUND. . .  Class A, Class B, Class C, Class R,
                                         Institutional Class

GARTMORE S&P 500 INDEX FUND . . . . . .  Class A, Class B, Class C, Class R,
                                         Service Class, Institutional Service
                                         Class, Local Fund Shares, Institutional
                                         Class

GARTMORE SMALL CAP INDEX FUND . . . . .  Class A, Class B, Class C, Class R,
                                         Institutional Class

NORTHPOINTE SMALL CAP VALUE FUND. . . .  Institutional Class


     You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING  RIGHTS

     Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

     To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL  GENERAL  TAX  INFORMATION  FOR  ALL  FUNDS

     THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR GARTMORE TAX-FREE INCOME FUND, THE MONEY MARKET FUND AND INVESTOR DESTINATIONS FUNDS.

BUYING  A  DIVIDEND

     If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS  FUNDS

     Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS  OF  NET  INVESTMENT  INCOME

     Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to youIf you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends (described below) eligible to be taxed at reduced rates.

DISTRIBUTIONS  OF  CAPITAL  GAIN

     A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain (excess of net long-term capital gain over net short-term capital loss) realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INVESTMENTS  IN  FOREIGN  SECURITIES

     The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Pass-through of foreign tax credits. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise
(described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION  ON  THE  AMOUNT  AND  TAX  CHARACTER  OF  DISTRIBUTIONS

     Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION  TO  BE  TAXED  AS  A  REGULATED  INVESTMENT  COMPANY

     Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE  TAX  DISTRIBUTION  REQUIREMENTS

     To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES  OF  FUND  SHARES

     Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Gartmore Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

- In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

- You sell some or all of your original shares within 90 days of their purchase, and

- You reinvest the sales proceeds in the Fund or in another Gartmore Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

     Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S.  GOVERNMENT  SECURITIES

     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED  DIVIDEND  INCOME  FOR  INDIVIDUALS

     For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund from the following sources of income:

-    dividends  paid  by  domestic  corporations,

-    dividends  paid  by  qualified  foreign  corporations,  including:

-    corporations  incorporated  in  a  possession  of  the  U.S.,

- corporations eligible for income tax treaty benefits with the U.S. under treaties determined by the Treasury Department to be qualified, and

-    corporations  whose  stock  is  traded  on  domestic  securities  exchange.

     If a Fund's income is derived primarily from interest rather than dividends as in the case of the fixed income Funds, generally none of its distributions are expected to be qualified dividend income eligible for taxation at reduced rates. If 95% or more of a Fund's income is from qualified sources, the Fund will be allowed to designate 100% of the Fund's distributions as qualified dividend income. These reduced rates of taxation for qualified dividends are scheduled to expire for taxable years beginning after December 31, 2008, unless extended or made permanent before that date.

The amount of a Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED  DEDUCTION  FOR  CORPORATIONS

     If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT  IN  COMPLEX  SECURITIES

     A Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

NON-U.S.  INVESTORS

     Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

BACKUP  WITHHOLDING

     By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

ADDITIONAL  TAX  INFORMATION  WITH  RESPECT  TO  GARTMORE  TAX-FREE  INCOME FUND

     The tax information described in "Additional General Tax Information for All Funds" above applies to the Gartmore Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST  DIVIDENDS

     By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS  FROM  TAXABLE  INCOME

     The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS AND GAIN OR LOSS ON SALE OR EXCHANGE OF YOUR FUND SHARES

     The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale.

INFORMATION  ON  THE  AMOUNT  AND  TAX  CHARACTER  OF  DISTRIBUTIONS

     The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, as tax-exempt or as tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned by the Fund during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION  AT  A  LOSS  WITHIN  SIX  MONTHS  OF  PURCHASE

     Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

QUALIFIED  DIVIDEND  INCOME  FOR  INDIVIDUALS

     Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED  DEDUCTION  FOR  CORPORATIONS

     Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE  MINIMUM  TAX

     Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

TREATMENT  OF  INTEREST  ON  DEBT  INCURRED  TO  HOLD  FUND  SHARES

     Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS  OF  STATUS  OF  SECURITIES  AS  TAX-EXEMPT

     Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL  TAX  INFORMATION  WITH  RESPECT  TO  THE  MONEY  MARKET  FUND

     The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.

DISTRIBUTIONS  OF  NET  INVESTMENT  INCOME

     The Money Market Fund typically declares dividends from its daily net income each day that its net asset value is calculated, and pays such dividends monthly. The Money Market Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Money Market Fund. Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS  OF  CAPITAL  GAIN

     The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

MAINTAINING  A  $1  SHARE  PRICE

     Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income.

REDEMPTION  OF  FUND  SHARES

     Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes. Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Money Market Fund shares for shares of a different Gartmore Fund is the same as a sale.

QUALIFIED  DIVIDEND  INCOME  FOR  INDIVIDUALS

     Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED  DEDUCTION  FOR  CORPORATIONS

     Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL  INFORMATION  FOR  THE  INVESTOR  DESTINATIONS  FUNDS

     Each of the Investor Destinations Funds invests in one or more Underlying Funds. The tax consequences of an investment in an Investor Destinations Fund are generally the same as the consequences of investment in a non-Investor Destinations Fund, except as noted below.

DISTRIBUTIONS  OF  NET  INVESTMENT  INCOME

     An Investor Destinations Fund's income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Investor Destinations Fund. Any distributions by an Investor Destinations Fund from such income (other than qualified dividend income) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DISTRIBUTIONS  OF  CAPITAL  GAIN

     An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to an Investor Destinations Fund as capital gain distributions. An Investor Destinations Fund may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in an Investor Destinations Fund. Capital gain will be distributed by an Investor Destinations Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Investor Destinations Fund.

EFFECT  OF  FOREIGN  INVESTMENTS  ON  DISTRIBUTIONS

     Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Investor Destinations Fund as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Investor Destinations Fund. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Investor Destinations Fund. A return of capital generally is not taxable to an Investor Destinations Fund, but reduces the Investor Destinations Fund's tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Investor Destinations Fund's tax basis is taxable to the Investor Destinations Fund as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you.

U.S.  GOVERNMENT  SECURITIES

     The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by an Investor Destinations Fund. Dividends paid by an Investor Destinations Fund may not be exempt from state and local taxes in certain states when the Investor Destinations Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

                               MAJOR SHAREHOLDERS

As of February 4, 2003, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of any Fund, with the exception of the following:




FUND/CLASS                                           NO. OF     PERCENT OF
                                                     SHARES      THE TOTAL
                                                                CLASS HELD
                                                                BY TRUSTEES
                                                               AND OFFICERS
                                                                AS A GROUP
----------------------------------------------------------------------------
GARTMORE GLOBAL FINANCIAL SERVICES FUND - CLASS C   2,034.174         1.316%
GARTMORE GLOBAL HEALTH SCIENCES FUND - CLASS A. .   5,461.296          1.27%
GARTMORE U.S. GROWTH LEADERS FUND - CLASS A . . .  17,934.125         1.121%


     As of February 4, 2003, the following shareholders held five percent or greater of the shares of a class of a Fund:


FUND/CLASS                                                                       NO.           PERCENT
                                                                                  OF              OF
                                                                                SHARES           THE
                                                                                                CLASS
                                                                                                TOTAL
                                                                                                ASSETS
                                                                                                 HELD
                                                                                                  BY
                                                                                                 THE
                                                                                             SHAREHOLDER
----------------------------------------------------------------------------------------------------------
GARTMORE BOND FUND - CLASS A

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        269450.024        26.21%

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        193659.829        18.84%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        112211.423        10.92%

GARTMORE BOND FUND- CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          2311.109        61.22%

DAVID L SMITH
5280 GUY YOUNG RD
BREWERTON  NY  13029. . . . . . . . . . . . . . . . . . . . . . . . . . .           995.746        26.38%

GARTMORE BOND FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .           862.365        88.97%

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           106.901        11.03%

GARTMORE BOND FUND - CLASS D

NATIONWIDE LIFE INSURANCE COMPANY
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       4627703.709        37.29%

GARTMORE BOND FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           103.397       100.00%

GARTMORE BOND FUND - CLASS X

BEATRICE BERGER
670 APPLE ST
RED HILL  PA  180761355 . . . . . . . . . . . . . . . . . . . . . . . . .         24212.674         6.51%

GARTMORE BOND FUND - CLASS Y

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805. . . . . . . . . . . . . . . . . . . . . . . . . . . .          4213.469        15.56%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          4121.957        15.22%

DAVID F RICHMOND
GLENNA M RICHMOND
114 OLD GRANDVIEW RD
BEAVER  WV  25813 . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3913.813        14.45%

RAYMOND JAMES   ASSOC INC
FBO WHITE CE TR
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .          2343.627         8.66%

DONNA J GARST
718 WARREN AVE
BELPRE  OH  45714 . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1697.569         6.27%

GARTMORE CONVERTIBLE FUND - CLASS A

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            99.108       100.00%

GARTMORE CONVERTIBLE FUND - CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            99.108       100.00%

GARTMORE CONVERTIBLE FUND - CLASS C

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            99.108       100.00%

GARTMORE CONVERTIBLE FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            99.108       100.00%

GARTMORE CONVERTIBLE FUND - INSTITUTIONAL CLASS

FABCO FBO AMA
303 PEACHTREE ST NE
ATLANTA  GA  30308. . . . . . . . . . . . . . . . . . . . . . . . . . . .         832307.39        73.51%

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .            300000        26.49%

GARTMORE EMERGING MARKETS FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        447123.901        50.66%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        167071.965        18.93%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        101729.986        11.53%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         47798.273         5.42%

GARTMORE EMERGING MARKETS FUND - CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        166687.144        78.06%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         14498.884         6.79%

GARTMORE EMERGING MARKETS FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        173834.493        93.28%

GARTMORE EMERGING MARKETS FUND - CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .            89.286       100.00%

GARTMORE EMERGING MARKETS FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        167400.084       100.00%

GARTMORE GLOBAL FINANCIAL SERVICES FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         82486.959        53.37%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          31200.35        20.19%

W.G. JURGENSEN
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS  OH  43215 . . . . . . . . . . . . . . . . . . . . . . . . . . .         27890.212        18.04%

GARTMORE GLOBAL FINANCIAL SERVICES FUND - CLASS B

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         82313.658        95.58%

GARTMORE GLOBAL FINANCIAL SERVICES FUND - CLASS C

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         82400.842        98.92%

GARTMORE GLOBAL FINANCIAL SERVICES FUND - CLASS R

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .            87.184       100.00%

GARTMORE GLOBAL FINANCIAL SERVICES FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         82519.881       100.00%

GARTMORE GLOBAL HEALTH SCIENCES FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        195174.449        45.38%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .         90398.376        21.02%

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         34949.786         8.13%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         34648.972         8.06%

GARTMORE GLOBAL HEALTH SCIENCES FUND - CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .         90352.265        89.86%

GARTMORE GLOBAL HEALTH SCIENCES FUND - CLASS C

FIRST CLEARING  LLC
A C 5722-9333
25 PROSPECT STREET
FCC AS CUSTODIAN
MALDEN  MA  021488306 . . . . . . . . . . . . . . . . . . . . . . . . . .          7942.261        44.05%

AG EDWARDS & SONS INC FBO
BYRON S DELMAN TTEE
ONE NORTH JEFFERSON
SAINT LOUIS  MO  631032287. . . . . . . . . . . . . . . . . . . . . . . .          7057.165        39.14%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          2715.605        15.06%

GARTMORE GLOBAL HEALTH SCIENCES FUND - CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .            99.602       100.00%

GARTMORE GLOBAL HEALTH SCIENCES - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        337648.553        78.86%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .         90394.085        21.11%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        339474.969        36.09%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        179941.703        19.13%

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         47731.625         5.08%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        179738.478        57.09%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         17110.224         5.43%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          9472.074        43.97%

US CLEARING CORP
FBO 102-62825-15
26 BROADWAY
NY  NY  100041798 . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4846.939        22.50%

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1890.278         8.78%

STEPHENS INC  FBO
39354905
111 CENTER STREET
LITTLE ROCK  AR  72201. . . . . . . . . . . . . . . . . . . . . . . . . .          1587.302         7.37%

GARTMORE GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
- INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1348878.963        88.23%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        179941.595        11.77%

GARTMORE GLOBAL UTILITIES FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         76084.533        95.17%

GARTMORE GLOBAL UTILITIES FUND - CLASS B

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         75463.758        97.20%

GARTMORE GLOBAL UTILITIES FUND - CLASS C

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         75572.408        99.75%

GARTMORE GLOBAL UTILITIES FUND - CLASS R

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .           109.409       100.00%

GARTMORE GLOBAL UTILITIES FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .          76302.25       100.00%

GARTMORE GOVERNMENT BOND FUND - CLASS A

NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 1
1200 RIVER RD
CONSHOHOCKEN  PA  19428 . . . . . . . . . . . . . . . . . . . . . . . . .       3120697.697        58.26%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1525683.314        28.48%

GARTMORE GOVERNMENT BOND FUND - CLASS B

AMY W BRANDIMORE
40 W 094 JAMES MICHENER DR
ST CHARLES  IL  60175 . . . . . . . . . . . . . . . . . . . . . . . . . .           492.163        37.27%

CAITLIN SILVA
C/O MICHAEL ALLEN SILVA
268 WESTEDGE CT
GALLOWAY  OH  431199095 . . . . . . . . . . . . . . . . . . . . . . . . .           192.181        14.55%

AMY M LEISNER
KAREN L LEISNER
128 FRIENDSHIP RD
DREXEL HILL  PA  19026. . . . . . . . . . . . . . . . . . . . . . . . . .           156.634        11.86%

CATHERINE M CORREA
1270 BAKERSFIELD AVE
DELTONA  FL  32725. . . . . . . . . . . . . . . . . . . . . . . . . . . .           113.197         8.57%

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            98.939         7.49%

MARK A VLNA
5253 BRINGHAM DR
BRUNSWICK  OH  44212. . . . . . . . . . . . . . . . . . . . . . . . . . .            95.037         7.20%

BARBARA VLNA
5253 BRINGHAM DR
BRUNSWICK  OH  44212. . . . . . . . . . . . . . . . . . . . . . . . . . .            95.037         7.20%

PAMELA J MUNSIE
14638 FIFTEEN MILE RD
MARSHALL  MI  49068 . . . . . . . . . . . . . . . . . . . . . . . . . . .            77.438         5.86%

GARTMORE GOVERNMENT BOND FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         23694.574        91.84%

ALLEN M RICHMOND
423 WALTON DR
BUFFALO  NY  14225. . . . . . . . . . . . . . . . . . . . . . . . . . . .          2005.641         7.77%

GARTMORE GOVERNMENT BOND FUND - CLASS D

NATIONWIDE LIFE INSURANCE COMPANY
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       7943738.573        59.52%

GARTMORE GOVERNMENT BOND FUND - CLASS Y

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         93911.198        51.37%

JOYCE L RICE
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN  GA  30047. . . . . . . . . . . . . . . . . . . . . . . . . . . .         17767.842         9.72%

JOYCE L RICE
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN  GA  30047. . . . . . . . . . . . . . . . . . . . . . . . . . . .         17712.629         9.69%

GARTMORE GROWTH FUND - CLASS A

NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 1
1200 RIVER RD
CONSHOHOCKEN  PA  19428 . . . . . . . . . . . . . . . . . . . . . . . . .        3796389.69        72.32%

GARTMORE GROWTH FUND - CLASS C

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805. . . . . . . . . . . . . . . . . . . . . . . . . . . .          8961.662        20.27%

LPL FINANCIAL SERVICES
A C 4596-6817
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .          7959.661        18.01%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          5922.446        13.40%

JERRI JO TARANTINO
AGOSTINO TARANTINO
6116 PEPPERGRASS CT
WESTERVILLE  OH  43082. . . . . . . . . . . . . . . . . . . . . . . . . .          3700.849         8.37%

A G EDWARDS   SONS INC FBO
SALLY A JUEL
ONE NORTH JEFFERSON
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .          2631.579         5.95%

GARTMORE GROWTH FUND - CLASS D

NATIONWIDE LIFE INSURANCE COMPANY
NACO
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       2936040.179         7.63%

GARTMORE GROWTH FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           173.611       100.00%

GARTMORE GROWTH FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA- EISP
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      12438178.202       100.00%

GARTMORE HIGH YIELD BOND FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        282166.312        41.92%

WILLIAM R WEBER
665 HOPKINS RD
WILIAMSVILLE  NY  142212435 . . . . . . . . . . . . . . . . . . . . . . .         81218.396        12.07%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         56311.436         8.37%

GARTMORE HIGH YIELD BOND FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         58400.504        51.99%

FIRST CLEARING CORPORATION
A C 8706-6018
713 E 11TH ST
SAND SPRINGS  OK  740638928 . . . . . . . . . . . . . . . . . . . . . . .          16103.06        14.33%

A G EDWARDS   SONS INC FBO
MARRIANNE B MARTIN TTEE
ONE NORTH JEFFERSON
A C 0829-006529
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .          7446.562         6.63%

GARTMORE HIGH YIELD BOND FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        404652.217        79.98%

A G EDWARDS   SONS INC FBO
IVORYTON CONGREGATIONAL
ONE NORTH JEFFERSON
A C 0234-216937
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .         51754.042        10.23%

GARTMORE HIGH YIELD BOND FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
INVESTMENT ACCOUNTING
NATIONWIDE PLAZA 1 32ND FLOOR
ATTN PAM SMITH
COLUMBUS  OH  43218 . . . . . . . . . . . . . . . . . . . . . . . . . . .      15745002.406       100.00%

GARTMORE INTERNATIONAL GROWTH FUND - CLASS A

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .          333333.3        86.62%

GARTMORE INTERNATIONAL GROWTH FUND - CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        333195.369        94.66%

GARTMORE INTERNATIONAL GROWTH FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          9232.753        83.84%

GRACE A DIPPEL
12601 ENCINO DR
MANCHACA  TX  78652 . . . . . . . . . . . . . . . . . . . . . . . . . . .          1049.275         9.53%

GARTMORE INTERNATIONAL GROWTH FUND - CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .           137.931       100.00%

GARTMORE INTERNATIONAL GROWTH FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .          333333.4       100.00%

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         543345.73        49.73%

NFSC FEBO    BNW-928259
NFS FMTC IRA
222 VALLEY DRIVE
YREKA  CA  96097. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        106678.913         9.76%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         59993.607         5.49%

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        142833.246        37.40%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         32411.673         8.49%

FIRST CLEARING  LLC
A C 5165-0028
163 HARRIET STREET
BRIDGEPORT  CT  066082134 . . . . . . . . . . . . . . . . . . . . . . . .         31926.603         8.36%

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .       1789693.603        76.50%

A G EDWARDS   SONS INC C F
EDWARD L CAMERON
1022 JEFFERSON AVE
GALLATIN  TN  370663427 . . . . . . . . . . . . . . . . . . . . . . . . .        231650.156         9.90%

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           134.715       100.00%

GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND - SERVICE CLASS

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      11733342.427        53.26%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       9167030.313        41.61%

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          50723.86        24.99%

LPL FINANCIAL SERVICES
A C 1008-4269
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .         17316.669         8.53%

DELMAS P WOOD JR REVOCABLE TRUST
DELMAS P WOOD TRUSTEE
17515 DR BIRD RD
SANDY SPRING  MD  208601212 . . . . . . . . . . . . . . . . . . . . . . .          13655.75         6.73%

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         55670.986        29.86%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         50415.717        27.04%

MCDONALD INVESTMENTS INC  FBO
86945466
4900 TIEDEMAN ROAD
BROOKLYN  OH  44144 . . . . . . . . . . . . . . . . . . . . . . . . . . .         11617.104         6.23%

A G EDWARDS   SONS
CUSTODIAN FOR
38101 GRANTLAND STREET
ROLLOVER IRA ACCOUNT
LIVONIA  MI  481505026. . . . . . . . . . . . . . . . . . . . . . . . . .          9786.995         5.25%

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        274695.716        50.80%

A G EDWARDS   SONS INC C F
JAMES J MCMAHON
560 MILL ROAD
TUCKAHOE  NJ  082703311 . . . . . . . . . . . . . . . . . . . . . . . . .          31399.46         5.81%

WEDBUSH MORGAN SECURITIES
A C 6713-8943
1000 WILSHIRE BLVD
LOS ANGELES  CA  90017. . . . . . . . . . . . . . . . . . . . . . . . . .         28757.971         5.32%

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           102.209       100.00%

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND - SERVICE CLASS

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       4614391.577        65.35%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1970704.195        27.91%

BANK ONE TRUST
PO BOX 160
A/C 6800103525
WESTERVILLE  OH  430860160. . . . . . . . . . . . . . . . . . . . . . . .        453992.909         6.43%

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         999412.56        45.34%

PERSHING LLC
PO BOX 2052
JERSEY CITY  NJ  07303. . . . . . . . . . . . . . . . . . . . . . . . . .        171498.698         7.78%

WEXFORD SECURITIES LLC  FBO
ADVEST INC  C F
1389 ARLINGTON AVENUE
IRA
COLUMBUS  OH  432123273 . . . . . . . . . . . . . . . . . . . . . . . . .        123004.791         5.58%

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        414987.119        38.02%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .        141958.643        13.01%

FIRST CLEARING  LLC
A C 8389-6515
8531 W 61ST
FCC AS CUSTODIAN
TULSA  OK  741317303. . . . . . . . . . . . . . . . . . . . . . . . . . .         93337.261         8.55%

A G EDWARDS   SONS INC FBO
ELLEN RM GORDON
ONE NORTH JEFFERSON
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .         89346.276         8.19%

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .       3356175.223        70.11%

A G EDWARDS   SONS INC C F
MICHAEL T JOHNSTON
ONE NORTH JEFFERSON
A C 0093-417127
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .        460591.099         9.62%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         269227.54         5.62%

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           125.274       100.00%

GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - SERVICE CLASS

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      15967834.691        50.26%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      14099193.838        44.38%

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        280710.549        35.59%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .        117765.103        14.93%

PATRICIA G MCGEE
PO BOX 466
WAXHAW  NC  28173 . . . . . . . . . . . . . . . . . . . . . . . . . . . .         85822.522        10.88%

LPL FINANCIAL SERVICES
A C 2868-5713
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .         57263.131         7.26%

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        145891.948        41.47%

A G EDWARDS   SONS
CUSTODIAN FOR
1320 AMERICA ST
ROTH IRA ACCOUNT
MANDEVILLE  LA  704484120 . . . . . . . . . . . . . . . . . . . . . . . .         27417.651         7.79%

FIRST CLEARING CORPORATION
A C 1653-3922
6234 ARGONNE BLVD
NEW ORLEANS  LA  701243805. . . . . . . . . . . . . . . . . . . . . . . .         26374.359         7.50%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         20738.728         5.89%

LPL FINANCIAL SERVICES
A C 1575-3857
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .         18502.165         5.26%

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        901734.024        61.66%

A G EDWARDS   SONS INC FBO
VAN-ANH NGUYEN BARNHILL
ONE NORTH JEFFERSON
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .        103739.322         7.09%

WACHOVIA SECURITIES  LLC FBO
MS DEBBIE CAFOLLA
2903 DISTON ST
PHILADELPHIA  PA  191491930 . . . . . . . . . . . . . . . . . . . . . . .         91243.689         6.24%

WEDBUSH MORGAN SECURITIES
A C 8614-9854
1000 WILSHIRE BLVD
LOS ANGELES  CA  90017. . . . . . . . . . . . . . . . . . . . . . . . . .         79694.529         5.45%

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           107.615       100.00%

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
- SERVICE CLASS

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       5676118.521        57.87%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       3436041.374        35.03%

BANK ONE TRUST
PO BOX 160
A/C 6800103524
WESTERVILLE  OH  430860160. . . . . . . . . . . . . . . . . . . . . . . .        656338.047         6.69%

GARTMORE INVESTOR DESTINATIONS MODERATE FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        874472.618        41.38%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .        233840.036        11.07%

A G EDWARDS   SONS
CUSTODIAN FOR
7 WEXFORD LANE
ROTH IRA ACCOUNT
LINWOOD  NJ  082211383. . . . . . . . . . . . . . . . . . . . . . . . . .        130819.994         6.19%

GARTMORE INVESTOR DESTINATIONS MODERATE FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        475092.717        46.04%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .        139846.053        13.55%

LPL FINANCIAL SERVICES
A C 6952-4751
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .         69944.597         6.78%

GARTMORE INVESTOR DESTINATIONS MODERATE FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .       3582192.213        74.29%

A G EDWARDS   SONS INC C F
SHARON L BAKKER
8155 BROOKSIDE GLEN DR
TINLEY PARK  IL  604777190. . . . . . . . . . . . . . . . . . . . . . . .        299975.807         6.22%

PERSHING LLC
P O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         257002.24         5.33%

GARTMORE INVESTOR DESTINATIONS MODERATE FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           114.476       100.00%

GARTMORE INVESTOR DESTINATIONS MODERATE FUND - SERVICE CLASS

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       14286738.75        43.03%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      11824104.102        35.61%

BANK ONE TRUST
PO BOX 160
A/C 6800103523
WESTERVILLE  OH  430860160. . . . . . . . . . . . . . . . . . . . . . . .       6659951.444        20.06%

GARTMORE LARGE CAP VALUE FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       2011947.613        88.51%

GARTMORE LARGE CAP VALUE FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          5477.769         6.81%

LELANIE L ALLEN
6641 CROSS BOW LN
NEW PORT RICHEY  FL  34653. . . . . . . . . . . . . . . . . . . . . . . .           4653.19         5.79%

GARTMORE LARGE CAP VALUE FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        108544.465        91.58%

GARTMORE LARGE CAP VALUE FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           101.075       100.00%

GARTMORE LONG-SHORT EQUITY PLUS FUND - CLASS A

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104. . . . . . . . . . . . . . . . . . . . . . . . .         536365.53        18.81%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        411983.905        14.45%

NFSC FEBO    613-281883
FMT CO CUST SEPP IRA
561 KEYSTONE AVE   328
RENO  NV  89503 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         192354.22         6.75%

GARTMORE LONG-SHORT EQUITY PLUS FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          45206.83        98.67%

GARTMORE LONG-SHORT EQUITY PLUS FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         147464.94        87.76%

GARTMORE MICRO CAP EQUITY FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        583505.944        26.49%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ 07303-9998  033 . . . . . . . . . . . . . . . . . . . . .        387807.233        17.60%

LEHMAN BROTHERS  INC
743-07965-11
70 HUDSON STREET  7TH FLOOR
JERSEY CITY  NJ 07302  205. . . . . . . . . . . . . . . . . . . . . . . .        363460.321        16.50%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104. . . . . . . . . . . . . . . . . . . . . . . . .         186170.31         8.45%

NFSC FEBO    X14-076104
F HERMAN    KELLER
15838 MARLINTON DR
U A 08 10 1987
WHITTIER  CA  90604 . . . . . . . . . . . . . . . . . . . . . . . . . . .         119466.63         5.42%

GARTMORE MICRO CAP EQUITY FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         94682.202        53.83%

A G EDWARDS   SONS INC FBO
PHYLLIS GRISSINGER
ONE NORTH JEFFERSON
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .         13822.843         7.86%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         12816.858         7.29%

GARTMORE MICRO CAP EQUITY FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        556633.794        73.68%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         54877.544         7.26%

A G EDWARDS   SONS INC FBO
PETER BASCHNONGA
ONE NORTH JEFFERSON
A C 0608-075801
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .         52699.828         6.98%

GARTMORE MICRO CAP EQUITY FUND - CLASS R

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .            57.537       100.00%

GARTMORE MICRO CAP EQUITY FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .              5000       100.00%

GARTMORE MICRO CAP EQUITY FUND - INSTITUTIONAL CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .            180000       100.00%

GARTMORE MID CAP GROWTH FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         30189.422        27.24%

W.G. JURGENSEN
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS  OH  43215 . . . . . . . . . . . . . . . . . . . . . . . . . . .         22260.543        20.09%

A G EDWARDS   SONS INC C F
EROL UNER
1421 YORKSHIRE LANE
SCHAUMBURG  IL  601944054 . . . . . . . . . . . . . . . . . . . . . . . .         12523.454        11.30%

ROBERT D GLISE
9245 KELLY LAKE DR
CLARKSTON  MI  48348. . . . . . . . . . . . . . . . . . . . . . . . . . .         10394.261         9.38%

CHRISTIAN G GRIECO
31 MCMILLEN PL
DELMAR  NY  12054 . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6674.65         6.02%

GARTMORE MID CAP GROWTH FUND - CLASS B

FIRST CLEARING  LLC
A C 8578-1721
2415 HOMESTEAD COURT
FCC AS CUSTODIAN
FAIRFIELD  CA  945347137. . . . . . . . . . . . . . . . . . . . . . . . .          3667.761        38.71%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          2183.879        23.05%

MELISSA P ARTHUR
2191 RIVER RD
SOUTH BOSTON  VA  24592 . . . . . . . . . . . . . . . . . . . . . . . . .           653.138         6.89%

LINDA LISBOA
2553 WILLOWSPRING CT
CINCINNATI  OH  452311166 . . . . . . . . . . . . . . . . . . . . . . . .           585.745         6.18%

GARTMORE MID CAP GROWTH FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         27300.817        94.31%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .          1570.307         5.42%

GARTMORE MID CAP GROWTH FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            78.513       100.00%

GARTMORE MID CAP GROWTH FUND - INSTITUTIONAL CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .        102533.449       100.00%

GARTMORE MILLENNIUM GROWTH - CLASS C

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1530.181        24.04%

GRACE A DIPPEL
12601 ENCINO DR
MANCHACA  TX  78652 . . . . . . . . . . . . . . . . . . . . . . . . . . .           769.202        12.09%

RANDY D GROSS
2559 BAUMGARDNER RD
KEYMAR  MD  21757 . . . . . . . . . . . . . . . . . . . . . . . . . . . .           706.714        11.10%

MICHAEL T EMMONS
TAYLOR WILLIAM EMMONS TRUST
23 BRIDGTON RD
C/O MARY TALIENTO
WESTBROOK  ME  04092. . . . . . . . . . . . . . . . . . . . . . . . . . .           605.327         9.51%

EILEEN N HOELZER
4404 VENICE RD
SANDUSKY  OH  448701562 . . . . . . . . . . . . . . . . . . . . . . . . .           375.876         5.91%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        151104.008        26.84%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         70879.174        12.59%

GARTMORE MILLENIUM GROWTH FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            87.184       100.00%

GARTMORE MONEY MARKET FUND - INSTITUTIONAL CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      577644419.17        51.73%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      529202009.56        47.39%

GARTMORE MONEY MARKET FUND - PRIME SHARES

NATIONWIDE LIFE INSURANCE COMPANY
GPVA
P O BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .     129776967.457        33.38%

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       28007206.62         7.20%

GARTMORE MONEY MARKET FUND - PRIME SHARES C

CHARLES M ZEMAN
TINA M ZEMAN
22971 RYE CREEK RD
KIRKSVILLE  MO  63501 . . . . . . . . . . . . . . . . . . . . . . . . . .          42327.27        32.74%

HOPE ETERNAL UNITED METHODIST CHURCH
PO BOX 38
NEWPORT  PA  17074. . . . . . . . . . . . . . . . . . . . . . . . . . . .          29266.74        22.64%

JOAN H PAOLOTTO
11 SLEEPY HOLLOW
ROCHESTER  NY  14624. . . . . . . . . . . . . . . . . . . . . . . . . . .          11591.28         8.97%

FRANKIE BOBEY
JOANNE BOBEY
5533 BEECHWOOD AVE
MAPLE HEIGHTS  OH  44137. . . . . . . . . . . . . . . . . . . . . . . . .          11403.61         8.82%

ELLEN R GRIMM
29 CRAVEN AVE
CHARLESTON  SC  29407 . . . . . . . . . . . . . . . . . . . . . . . . . .          10022.68         7.75%

GEORGE R CROWELL
ADA A CROWELL
502 PALMER AVE
PATTON  PA  16668 . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6771.88         5.24%

GARTMORE MONEY MARKET FUND - SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
NWVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        7131692.23        98.28%

GARTMORE MORLEY CAPITAL ACCUMULATION
FUND - CLASS A

RODNEY A SMITH
3132 MAPLE CREEK DR
ZANESVILLE  OH  437017554 . . . . . . . . . . . . . . . . . . . . . . . .          3006.378        26.59%

LPL FINANCIAL SERVICES
A C 2566-3499
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .           2925.42        25.87%

WACHOVIA SECURITIES  LLC FBO
DONNIE O WASHBURN
1005 PUTTER DR
WEIDMAN  MI  488939344. . . . . . . . . . . . . . . . . . . . . . . . . .          2592.541        22.93%

LUCIA PALUMBO
1580 2ND ST
WEST BABYLON  NY  117045073 . . . . . . . . . . . . . . . . . . . . . . .          2339.798        20.69%

GARTMORE MORLEY CAPITAL ACCUMULATION
FUND - INSTITUTIONAL CLASS

CAPINCO
PO BOX 1787
C/O US BANK
MILWAUKEE  WI  532011787. . . . . . . . . . . . . . . . . . . . . . . . .       1689858.909        27.53%

NFSC FEBO    AEL-855324
NFS/FMTC IRA
470 ROCKLAND ST
FBO JANET A MACK
BROCKTON  MA  023012921 . . . . . . . . . . . . . . . . . . . . . . . . .       1331098.999        21.68%

SEI PRIVATE TRUST COMPANY
C O FIRST TENNESSEE BANK
ONE FREEDOM VALLEY DRIVE
OAKS  PA  19456 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        585228.367         9.53%

FIRST CLEARING CORPORATION
A C 5935-8485
PO BOX 6159
STEPHEN B HILL TTEE
KINSTON  NC  285010159. . . . . . . . . . . . . . . . . . . . . . . . . .        334531.839         5.45%

GARTMORE MORLEY CAPITAL ACCUMULATION
FUND -- IRA CLASS

NFSC FEBO    579-770841
FMT CO CUST IRA ROLLOVER
40 CAMBRIDGE CT
N KINGSTOWN  RI  02852. . . . . . . . . . . . . . . . . . . . . . . . . .       11085112.75        25.55%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY
101 MONTGOMERY ST
ATTN  MUTUAL FUNDS
SAN FRANCISCO  CA  941044122. . . . . . . . . . . . . . . . . . . . . . .       4773125.229        11.00%

LPL FINANCIAL SERVICES
A C 2928-0618
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .       3203344.112         7.38%

A G EDWARDS   SONS INC C F
WILLIAM A  MUIR
12018 FARWELL RD
PHILA  PA  191542713. . . . . . . . . . . . . . . . . . . . . . . . . . .       3064749.987         7.06%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .       2472644.114         5.70%

RBC DAIN RAUSCHER CUSTODIAN
WILLIAM R HEDDEN JR
811 KNOLLWOOD TER
SEGREGATED ROLLOVER IRA
WESTFIELD  NJ  070903420. . . . . . . . . . . . . . . . . . . . . . . . .       2253366.164         5.19%

GARTMORE MORLEY CAPITAL ACCUMULATION
FUND - SERVICE CLASS

NATIONWIDE TRUST COMPANY FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       9649371.611        45.20%

NFSC FEBO    279-104957
W ALLEN MILEY TTEE
821 E NORTHSIDE DR
EQUIPMENT INC 401K SAVINGS PLN
CLINTON  MS  39056. . . . . . . . . . . . . . . . . . . . . . . . . . . .       1839160.143         8.61%

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1789750.084         8.38%

CIRCLE TRUST CO  CUST FOR
FTJC QUALIFIED OMNIBUS ACCOUNT
ONE STATION PLACE
STAMFORD  CT  06902 . . . . . . . . . . . . . . . . . . . . . . . . . . .       1693562.841         7.93%

GARTMORE MORLEY ENHANCED INCOME FUND - CLASS A

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .        107363.882        38.72%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         82162.185        29.63%

A G EDWARDS   SONS INC FBO
OSCAR M ANCIRA
ONE NORTH JEFFERSON
A C 0470-222395
ST LOUIS  MO  631032287 . . . . . . . . . . . . . . . . . . . . . . . . .         17791.178         6.42%

GARTMORE MORLEY ENHANCED INCOME FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           108.222       100.00%

GARTMORE MORLEY ENHANCED INCOME FUND -
INSTITUTIONAL SERVICE CLASS

NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 1
1200 RIVER RD
CONSHOHOCKEN  PA  19428 . . . . . . . . . . . . . . . . . . . . . . . . .        847409.419        99.86%

GARTMORE MORLEY ENHANCED INCOME FUND -
INSTITUTIONAL CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       8151820.157        37.88%

INVESTOR DESTINATION CONSERVATIVE FUND
3435 STELZER RD
COLUMBUS  OH  43219 . . . . . . . . . . . . . . . . . . . . . . . . . . .       6186053.285        28.75%

INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       5352829.895        24.88%

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       1825356.464         8.48%

GARTMORE NATIONWIDE FUND - CLASS A

NFSC FEBO    Y99-598135
FMT CO CUST IRA
236 SANDRA LEE DR
MANDEVILLE  LA  70448 . . . . . . . . . . . . . . . . . . . . . . . . . .  30313074.7050002        91.45%

GARTMORE NATIONWIDE FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         30066.392        53.64%

FRANKIE BOBEY
JOANNE BOBEY
5533 BEECHWOOD AVE
MAPLE HEIGHTS  OH  44137. . . . . . . . . . . . . . . . . . . . . . . . .          3368.709         6.01%

GARTMORE NATIONWIDE FUND - CLASS D

NATIONWIDE LIFE INSURANCE COMPANY
DCVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      22379272.503        33.13%

GARTMORE NATIONWIDE FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            57.802       100.00%

GARTMORE NATIONWIDE FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA- EISP
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       3066798.224       100.00%

GARTMORE NATIONWIDE LEADERS FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         25112.991        21.51%

HOWAN M HSU
9414 AVEMORE CT
DUBLIN  OH  43017 . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9945.739         8.52%

SHIRLEY A LAMBERT
47670 WATSON RD
SAINT CLAIRSVILLE  OH  43950. . . . . . . . . . . . . . . . . . . . . . .          9258.247         7.93%

W.G. JURGENSEN
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS  OH  43215 . . . . . . . . . . . . . . . . . . . . . . . . . . .          8802.817         7.54%

GARTMORE NATIONWIDE LEADERS FUND - CLASS B

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         25037.858        76.02%

BRUCE G REICHERT
6416 GLACIER PL
C/O BRENT REICHERT
EDINA  MN  554361808. . . . . . . . . . . . . . . . . . . . . . . . . . .          1825.468         5.54%

GARTMORE NATIONWIDE LEADERS FUND - CLASS C

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         25037.975        80.43%

STEPHENS INC  FBO
39257216
111 CENTER STREET
LITTLE ROCK  AR  72201. . . . . . . . . . . . . . . . . . . . . . . . . .          2404.069         7.72%

GARTMORE NATIONWIDE LEADERS FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            91.075       100.00%

GARTMORE NATIONWIDE LEADERS FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        163903.741       100.00%

GARTMORE TAX-FREE INCOME FUND - CLASS B

DOUGLAS J LLEWELLYN
43 PUTTING GREEN LN
PENFIELD  NY  145262548 . . . . . . . . . . . . . . . . . . . . . . . . .          7094.072        48.97%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          3809.014        26.29%

ROBERT W KEANE
111 FELDSPAR DR
SYRACUSE  NY  13219 . . . . . . . . . . . . . . . . . . . . . . . . . . .          3297.401        22.76%

GARTMORE TAX-FREE INCOME FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         75606.323        99.87%

GARTMORE TAX-FREE INCOME FUND - CLASS X

JOHN B REESE
GRACEANN REESE
15554 COUNTY RD
NAPOLEON  OH  435456701 . . . . . . . . . . . . . . . . . . . . . . . . .          44965.17         6.90%

GARY R PLOSKINA
PAUL ROBERT PLOSKINA
2634 5TH AVE
MC KEESPORT  PA  151321137. . . . . . . . . . . . . . . . . . . . . . . .         40153.018         6.16%

ELSIE S ADKINS
4315 DICKINSON AVE EXT
GREENVILLE  NC  278340878 . . . . . . . . . . . . . . . . . . . . . . . .         38522.313         5.91%

GARTMORE TAX-FREE INCOME FUND - CLASS Y

HAROLD W HOWARD
MEYEARLINE HOWARD
RT 2 BOX 571
SAINT GEORGE  GA  31562 . . . . . . . . . . . . . . . . . . . . . . . . .         17149.358        36.59%

CONSTANCE P COURTLAND
JOHN W COURTLAND
8592 ROSWELL RD
ATLANTA  GA  30350. . . . . . . . . . . . . . . . . . . . . . . . . . . .          4975.284        10.62%

JOHN ALEXANDER PHILLIPS
LUCILLE PHILLIPS
12707 PLEASANT GRV
CYPRESS  TX  77429. . . . . . . . . . . . . . . . . . . . . . . . . . . .          4680.154         9.99%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          4280.709         9.13%

POLLY A HOPKINS
306 ANITA DR
WESTMINSTER  MD  21157. . . . . . . . . . . . . . . . . . . . . . . . . .          3071.024         6.55%

YOLANDA S RHODES
569 SW 11TH ST
BELLE GLADE  FL  33430. . . . . . . . . . . . . . . . . . . . . . . . . .            2971.2         6.34%

E JANE MOFFITT
DONALD E MOFFITT
2200 ROAD 7
WEST LIBERTY  OH  43357 . . . . . . . . . . . . . . . . . . . . . . . . .          2445.338         5.22%

GARTMORE U.S. GROWTH LEADERS FUND - CLASS A

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        408844.814        25.55%

LPL FINANCIAL SERVICES
A C 3308-9758
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .        292498.124        18.28%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        180443.417        11.28%

NFSC FEBO    BWD-906255
NFS FMTC ROTH IRA
P O  BOX 2008
POCATELLO  ID  83206. . . . . . . . . . . . . . . . . . . . . . . . . . .         89595.778         5.60%

GARTMORE U.S. GROWTH LEADERS FUND - CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .         69864.518        24.99%

FIRST CLEARING CORPORATION
A C 5498-4963
105 LAKEVIEW DRIVE
OR SUCCESSORS TR GAVIN J AND
HARTFORD CITY  IN  473488727. . . . . . . . . . . . . . . . . . . . . . .         59940.762        21.44%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .          17883.19         6.40%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         16747.551         5.99%

GARTMORE U.S. GROWTH LEADERS FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .        102024.281        34.58%

FAHNESTOCK   CO  INC   FBO
G871364654
10401 STRTHMORE PARK CT  104
FBO DAGMARA M BOBIENI IRA
N BETHESDA  MD  20852 . . . . . . . . . . . . . . . . . . . . . . . . . .         63775.738        21.62%

BERNARD J DUNN REV LIV TR
DTD 3/23/92
21635 FOXCROFT RD
MIDDLEBURG  VA  20117 . . . . . . . . . . . . . . . . . . . . . . . . . .         59592.542        20.20%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         26102.954         8.85%

GARTMORE U.S. GROWTH LEADERS FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1046801.414        93.75%

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS  OH  432152220 . . . . . . . . . . . . . . . . . . . . . . . . .         69845.886         6.25%

GARTMORE VALUE OPPORTUNITIES FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        209763.664        25.16%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .        154553.995        18.54%

MCB TRUST SERVICES TRUSTEE
B  C  ZIEGLER AND COMPANY
SUITE 300
DENVER  CO  80202 . . . . . . . . . . . . . . . . . . . . . . . . . . . .        100436.627        12.05%

GARTMORE VALUE OPPORTUNITIES FUND - CLASS B

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY  NJ  073032052. . . . . . . . . . . . . . . . . . . . . . . .         33369.415        18.60%

GARTMORE VALUE OPPORTUNITIES FUND - CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         17117.876        54.04%

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805. . . . . . . . . . . . . . . . . . . . . . . . . . . .          3622.713        11.44%

A G EDWARDS   SONS INC C F
ROBERT L HANSON
15337 BOWSPRIT
CORPUS CHRIST  TX  784186323. . . . . . . . . . . . . . . . . . . . . . .          3582.525        11.31%

GARTMORE VALUE OPPORTUNITIES FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            64.725       100.00%

GARTMORE VALUE OPPORTUNITIES FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        895558.367        53.30%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104. . . . . . . . . . . . . . . . . . . . . . . . .        659155.015        39.23%

MORGAN STANLEY DEAN WITTER INC
220 PARK STREET SUITE 220
BIRMINGHAM  MI  48009 . . . . . . . . . . . . . . . . . . . . . . . . . .        125629.305         7.48%

GARTMORE WORLDWIDE LEADERS FUND - CLASS A

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT FBO CUSTOMERS
101 MONTGOMERY STREET
SAN FRANCISCO  CA  94104. . . . . . . . . . . . . . . . . . . . . . . . .       1294970.321        27.31%

NFSC FEBO   117-491780
FMT CO CUST IRA R/O
4 WINDERMERE PL
ROCKVILLE CTR  NY  115705217. . . . . . . . . . . . . . . . . . . . . . .        342803.844         7.23%

GARTMORE WORLDWIDE LEADERS FUND - CLASS B

RAYMOND JAMES   ASSOC INC
FBO DARSNEY IRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .          6673.996        48.77%

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           1669.45        12.20%

JAVIER ALFONSO
22 ROBERTSON AVE
WHITE PLAINS  NY  10606 . . . . . . . . . . . . . . . . . . . . . . . . .           928.399         6.78%

GARTMORE WORLDWIDE LEADERS FUND - CLASS C

ASHLAND UNIVERSITY
LOREN DEAN & HELEN L WHITE CHAR TRUST I
401 COLLEGE AVE
ASHLAND  OH  44805. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1353.122        40.21%

IRA M FOWLER
632 OLD AUGUSTA RD
GREENVILLE  SC  29605 . . . . . . . . . . . . . . . . . . . . . . . . . .           805.301        23.93%

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .           684.199        20.33%

CINDY FASTOW
3216 STOCKTON PL
HOLLAND  PA  18966. . . . . . . . . . . . . . . . . . . . . . . . . . . .           214.286         6.37%

GARTMORE WORLDWIDE LEADER FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .           152.672       100.00%

GARTMORE WORLDWIDE LEADERS FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        199542.521        99.19%

NATIONWIDE BOND INDEX FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       3037807.984        86.08%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        455762.054        12.91%

NATIONWIDE BOND INDEX FUND - CLASS B

VALERIE FOLLETT
122 INDIAN TRAIL S
WAKEFIELD  RI  02879. . . . . . . . . . . . . . . . . . . . . . . . . . .          7326.341        27.63%

H DOUGLAS CHAFFIN
4215 BREST RD
NEWPORT  MI  48166. . . . . . . . . . . . . . . . . . . . . . . . . . . .          4252.897        16.04%

STEVEN J EICHENBERG
21157 CIRCLE DRIVE
REED CITY  MI  49677. . . . . . . . . . . . . . . . . . . . . . . . . . .          2496.304         9.42%

PERSHING LLC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .          1776.379         6.70%

DAVID R BUNNELL
5 WETOMACHICK AVE
WESTERLY  RI  02891 . . . . . . . . . . . . . . . . . . . . . . . . . . .           1638.25         6.18%

JOHN J DANIELS
12911 SAPPHIRE PKY
HOLLAND  MI  49424. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1361.517         5.14%

NATIONWIDE BOND INDEX FUND - INSTITUTIONAL CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       22857459.53        39.71%

INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .        12610256.3        21.91%

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       9210839.937        16.00%

INVESTOR DESTINATION CONSERVATIVE FUND
3435 STELZER RD
COLUMBUS  OH  43219 . . . . . . . . . . . . . . . . . . . . . . . . . . .       8792406.655        15.27%

NATIONWIDE INTERNATIONAL INDEX FUND - CLASS A

NATIONWIDE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       2315696.248        79.73%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        473436.304        16.30%

NATIONWIDE INTERNATIONAL INDEX FUND - CLASS B

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .          3380.142        17.73%

FIRST CLEARING  LLC
A C 7192-1985
2209 S 130TH E AVE
TULSA  OK  741341003. . . . . . . . . . . . . . . . . . . . . . . . . . .          2264.697        11.88%

MELISSA K FREY
104 HAWK NEST TRL
PITTSBORO  NC  27312. . . . . . . . . . . . . . . . . . . . . . . . . . .          1419.234         7.44%

NATIONWIDE INTERNATIONAL INDEX FUND - INSTITUTIONAL CLASS

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .      23527096.753        34.22%

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       21017317.05        30.57%

INVESTOR DESTINATIONS AGGRESSIVE FUND
3435 STELZER RD
COLUMBUS  OH  43219 . . . . . . . . . . . . . . . . . . . . . . . . . . .      13890467.157        20.20%

INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       5524668.613         8.03%

NATIONWIDE MID CAP MARKET INDEX FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        2604715.85        66.08%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1235184.826        31.34%

NATIONWIDE MID CAP MARKET INDEX FUND - CLASS B

FIRST CLEARING  LLC
A C 2082-5922
317 NATIONWIDE LASALLE DR
BRENDA S COMPTON JTWROS
BENTONVILLE  AR  727124466. . . . . . . . . . . . . . . . . . . . . . . .          9355.403        26.78%

NFSC FEBO    A3K-002607
NFS FMTC IRA
60 CATTUS STREET
TOMS RIVER  NJ  08753 . . . . . . . . . . . . . . . . . . . . . . . . . .          5531.733        15.84%

LPL FINANCIAL SERVICES
A C 5422-8503
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .          3873.128        11.09%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .          3498.995        10.02%

NATIONWIDE MID CAP MARKET INDEX FUND - CLASS C

RAYMOND JAMES   ASSOC INC
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .          1767.786        91.54%

NATIONWIDE MID CAP MARKET INDEX FUND - INSTITUTIONAL CLASS

INVESTOR DESTINATIONS CONSERVATIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  43219 . . . . . . . . . . . . . . . . . . . . . . . . . . .      12550250.433        47.80%

NSAT
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       4947400.196        18.84%

NSAT
INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       3884379.169        14.79%

NSAT
INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       2199279.262         8.38%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1833733.984         6.98%

NATIONWIDE S&P 500 INDEX FUND - CLASS B

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE  FL  32246 . . . . . . . . . . . . . . . . . . . . . . . . .         41980.501         9.42%

FIRST CLEARING  LLC
A C 2095-8893
3648 S GARY PLACE
FCC AS CUSTODIAN
TULSA  OK  741053604. . . . . . . . . . . . . . . . . . . . . . . . . . .         39199.956         8.79%

NATIONWIDE S&P 500 INDEX FUND - CLASS C

RAYMOND JAMES   ASSOC INC
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .          1135.263        91.09%

CHARLOTTE H SMITH
4732 GLENN STREET
NORTH CHARLESTON  SC  29405 . . . . . . . . . . . . . . . . . . . . . . .           111.012         8.91%

NATIONWIDE S&P 500 INDEX FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       6553972.359        97.80%

NATIONWIDE S&P 500 INDEX FUND - INSTITUTIONAL CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .      31391245.424        36.31%

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .      21562784.796        24.94%

INVESTOR DESTINATIONS AGGRESSIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  43219 . . . . . . . . . . . . . . . . . . . . . . . . . . .      12860462.755        14.87%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       9301996.676        10.76%

INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       8248943.073         9.54%

NATIONWIDE S&P 500 INDEX FUND - LOCAL

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .         10757.581       100.00%

NATIONWIDE S&P 500 INDEX FUND - SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .      25525462.998        51.84%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       23713258.18        48.16%

NATIONWIDE SMALL CAP FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1326240.081        85.07%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .         81632.109         5.24%

NATIONWIDE SMALL CAP FUND - CLASS B

FIRST CLEARING  LLC
A C 1696-8194
2101 E 50TH ST N
FCC AS CUSTODIAN
TULSA  OK  741301905. . . . . . . . . . . . . . . . . . . . . . . . . . .          8560.642         8.04%

NATIONWIDE SMALL CAP FUND - CLASS C

RAYMOND JAMES   ASSOC INC
FBO ALFORD IRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .           995.217        15.00%

JERRI JO TARANTINO
AGOSTINO TARANTINO
6116 PEPPERGRASS CT
WESTERVILLE  OH  43082. . . . . . . . . . . . . . . . . . . . . . . . . .            929.88        14.01%

STEPHENS INC  FBO
39354905
111 CENTER STREET
LITTLE ROCK  AR  72201. . . . . . . . . . . . . . . . . . . . . . . . . .           895.879        13.50%

MICHAEL T EMMONS
TAYLOR WILLIAM EMMONS TRUST
23 BRIDGTON RD
C/O MARY TALIENTO
WESTBROOK  ME  04092. . . . . . . . . . . . . . . . . . . . . . . . . . .            509.74         7.68%

THOMAS D BYRUM
ANNETTE G BYRUM
5253 38TH WAY
SAINT PETERSBURG  FL  33711 . . . . . . . . . . . . . . . . . . . . . . .           486.235         7.33%

RAYMOND JAMES   ASSOC INC
FBO PEARMAN IRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .           458.074         6.90%

RAYMOND JAMES   ASSOC INC
FBO SUMMERS JR JAME
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .            416.88         6.28%

LESLIE A LOVELL
2513 VOLCANIC DR
BENTON  AR  72015 . . . . . . . . . . . . . . . . . . . . . . . . . . . .            342.87         5.17%

NATIONWIDE SMALL CAP FUND - CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT TRUST
SEED ACCOUNT
1200 RIVER ROAD
CONSHOHOCKEN  PA  194282436 . . . . . . . . . . . . . . . . . . . . . . .            71.276       100.00%

NATIONWIDE SMALL CAP FUND - INSTITUTIONAL SERVICE CLASS

NATIONWIDE LIFE INSURANCE COMPANY
PO BOX 182029
C/O IPO  PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        2024042.09        94.78%

NATIONWIDE TRUST COMPANY
PARTICIPATING RETIREMENT PLANS
PO BOX 182029
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .        111401.765         5.22%

NATIONWIDE SMALL CAP INDEX FUND - CLASS A

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       3723215.007        68.86%

NATIONWIDE TRUST COMPANY  FSB
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1557487.927        28.81%

NATIONWIDE SMALL CAP INDEX FUND - CLASS B

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P  O  BOX 2052
JERSEY CITY  NJ  073039998. . . . . . . . . . . . . . . . . . . . . . . .         10453.354        30.86%

FIRST CLEARING  LLC
A C 8275-1178
8822 N 127TH E AVENUE
IRA R O
OWASSO  OK  740555016 . . . . . . . . . . . . . . . . . . . . . . . . . .          6115.303        18.06%

LPL FINANCIAL SERVICES
A C 2263-1104
9785 TOWNE CENTRE DRIVE
SAN DIEGO  CA  921211968. . . . . . . . . . . . . . . . . . . . . . . . .            3449.7        10.19%

RAYMOND JAMES   ASSOC INC
FBO PADER C
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .          3013.537         8.90%

NATIONWIDE SMALL CAP INDEX FUND - CLASS C

RAYMOND JAMES   ASSOC INC
FBO CRUMP RIRA
880 CARILLON PKWY
ST PETERSBURG  FL  33716. . . . . . . . . . . . . . . . . . . . . . . . .          2052.493        95.83%

NATIONWIDE SMALL CAP INDEX FUND - INSTITUTIONAL CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       4606611.005        37.00%

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS  OH  432196004 . . . . . . . . . . . . . . . . . . . . . . . . .       3093576.298        24.85%

INVESTOR DESTINATIONS AGGRESSIVE FUND
3435 STELZER RD
COLUMBUS  OH  43219 . . . . . . . . . . . . . . . . . . . . . . . . . . .       3039462.606        24.41%

NATIONWIDE LIFE INSURANCE COMPANY
QPVA
PO BOX 182029
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS  OH  432182029 . . . . . . . . . . . . . . . . . . . . . . . . .       1679395.932        13.49%

NORTHPOINTE SMALL CAP VALUE FUND

HUDSON- WEBBER FOUNDATION
333 W FORT ST STE 1310
DETROIT  MI  48226. . . . . . . . . . . . . . . . . . . . . . . . . . . .        799583.073        34.61%

WACHOVIA BANK NA
123 S BROAD ST
FBO THE J MARION SIMS FOUNDATION INC
PHILADELPHIA  PA  19109 . . . . . . . . . . . . . . . . . . . . . . . . .        444287.441        19.23%

GARRETT EVANGELICAL THEOLOGICAL SEMINARY
2121 SHERIDAN RD
EVANSTON  IL  60201 . . . . . . . . . . . . . . . . . . . . . . . . . . .        401368.757        17.37%

INTERNATIONAL ASSOCIATION OF MACHINIST
AND AEROSPACE WORKERS LOCAL 2848
30700 TELEGRAPH STE 4601 PO BOX 3039
BHAM  MI  48012 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        159102.857         6.89%



------------------------
     To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds listed above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

     Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations, it is expected that upon commencement of the public offering, Gartmore or one of its affiliates will own all or substantially all of the new fund's shares, but that shortly thereafter, such ownership will decrease as sales are made to the public.

                              FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the Funds for the fiscal year ended October 31, 2003 in the Trust's Annual Reports are incorporated herein by reference. Copies of the Trust's Annual Reports and next available Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 1-800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The  ratings  are  based,  in  varying degrees, on the following considerations:

1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.     Nature  of  and  provisions  of  the  obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC  -  Debt  rated  'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1-Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signal imminent default.

DDD,  DD  and  D     Bonds  are  in default.  Such bonds are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.
                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The  following  criteria  will  be  used  in  making  the  assessment:

1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note  rating  symbols  and  definitions  are  as  follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative  capacity  to  pay  principal  and  interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers  rated  Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX  B  -  PROXY  VOTING  GUIDELINES  SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST, GARTMORE GLOBAL ASSET MANAGEMENT TRUST, GARTMORE SA CAPITAL TRUST, GARTMORE MORLEY CAPITAL MANAGEMENT, INC., NORTHPOINTE CAPITAL, LLC,CODA CAPITAL MANAGEMENT, LLC

GENERAL

     The Board of Trustees of the Funds has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

     Each of Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore SA Capital Trust, Gartmore Morley Capital Management, Inc., NorthPointe Capital, LLC, and Coda Capital Management, LLC. (hereinafter referred to collectively as "Gartmore"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Gartmore provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

     Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Gartmore performs for Clients. Gartmore's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and
(ii) that avoid the influence of conflicts of interest. To implement this goal, Gartmore has adopted proxy voting guidelines (the "Gartmore Proxy Voting Guidelines") to assist Gartmore in making proxy voting decisions and in developing procedures for effecting those decisions. The Gartmore Proxy Voting Guidelines are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

     The Gartmore Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

     The proxy voting records of the Funds will be available to shareholders on the Trust's website, gartmorefunds.com, and the SEC's website beginning September, 2004.

HOW  PROXIES  ARE  VOTED

     Gartmore has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Gartmore. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, Gartmore's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

     Specifically, ISS assists Gartmore in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Gartmore Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Gartmore's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Gartmore, generally will result in proxy voting decisions which serve the best economic interests of Clients. Gartmore has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Gartmore on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Gartmore; and (ii) Gartmore will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS  OF  INTEREST

     Gartmore and Gartmore's subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Gartmore generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the Gartmore Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

     The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Gartmore (or between a Client and those of any of Gartmore's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES  UNDER  WHICH  PROXIES  WILL  NOT  BE  VOTED

     Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION  OF  PROXY  VOTING  TO  SUB-ADVISERS  TO  FUNDS

     For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL  SHAREHOLDER  SERVICES  ("ISS")

1.     AUDITORS

VOTE  FOR  PROPOSALS  TO  RATIFY  AUDITORS,  UNLESS  ANY OF THE FOLLOWING APPLY:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees  for  non-audit  services  are  excessive,  or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.     BOARD  OF  DIRECTORS

VOTING  ON  DIRECTOR  NOMINEES  IN  UNCONTESTED  ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION  OF  THE  BOARD

Vote  AGAINST  proposals  to  classify  the  board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT  CHAIRMAN  (SEPARATE  CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY  OF  INDEPENDENT  DIRECTORS/ESTABLISHMENT  OF  COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.     SHAREHOLDER  RIGHTS

SHAREHOLDER  ABILITY  TO  ACT  BY  WRITTEN  CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER  ABILITY  TO  CALL  SPECIAL  MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY  VOTE  REQUIREMENTS

Vote  AGAINST  proposals  to  require  a  supermajority  shareholder  vote.

Vote  FOR  proposals  to  lower  supermajority  vote  requirements.

CUMULATIVE  VOTING

Vote  AGAINST  proposals  to  eliminate  cumulative  voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL  VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote  FOR  management  proposals  to  adopt  confidential  voting.

4.     PROXY  CONTESTS

Voting  for  Director  Nominees  in  Contested  Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing  Proxy  Solicitation  Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.     POISON  PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.     MERGERS  AND  CORPORATE  RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.     REINCORPORATION  PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.     CAPITAL  STRUCTURE

Common  Stock  Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS  STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders
     - It is not designed to preserve the voting power of an insider or significant shareholder

9.     EXECUTIVE  AND  DIRECTOR  COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT  PROPOSALS  SEEKING  APPROVAL  TO  REPRICE  OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic  trading  patterns
     -    Rationale  for  the  repricing
     -    Value-for-value  exchange
     -    Option  vesting
     -    Term  of  the  option
     -    Exercise  price
     -    Participation

Employee  Stock  Purchase  Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote  FOR  employee  stock  purchase  plans  where  all  of the following apply:

-     Purchase  price  is  at  least  85  percent  of  fair  market  value

-     Offering  period  is  27  months  or  less,  and

-     Potential  voting  power  dilution  (VPD)  is  ten  percent  or  less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER  PROPOSALS  ON  COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.     SOCIAL  AND  ENVIRONMENTAL  ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

FUND  ASSET  MANAGEMENT,  L.P.  (DBA  MERCURY  ADVISERS)

     Mercury  Advisers  has  adopted  policies  and  procedures  ("Proxy  Voting
Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury's interest and those of its clients are properly addressed and resolved.

     In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of Mercury's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury's Legal department appointed by Mercury's General Counsel. The Committee's membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

     The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

     To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

     Mercury's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

     From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an "Affiliate"), or a money management or other client of Mercury (each, a "Client") is involved. The Proxy Voting Procedures and Mercury's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury's clients.

     In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury's normal voting guidelines or, on matters where Mercury's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with Mercury's fiduciary duties

     In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

     Mercury has adopted specific voting guidelines with respect to the following proxy issues:

- Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

- Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

- Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

- Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

- Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

- Routine proposals related to requests regarding the formalities of corporate meetings.

- Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

- Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

GARTMORE  GLOBAL  PARTNERS

The corporate governance policy of Gartmore Global Partners (Gartmore) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when Gartmore casts its clients' votes at company meetings. This document only summarises Gartmore's position and for a fuller understanding reference must be made to Gartmore's full corporate governance statement.

CORPORATE  GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S  POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING  GUIDELINES

- Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

-    Capital  issue  and  repurchase  should  be  on equal terms to all holders.

- Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

- Board Structure - there should be sufficient independent non-executives to balance executive management.

- Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

- Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

- Service contracts - should not be of excessive length or used to shield executives who do not perform.

- Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

- Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GARTMORE'S  PROCEDURES

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required Gartmore will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

CONFLICTS  OF  INTEREST

Gartmore recognises that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

- where Gartmore (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

- where Gartmore (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where Gartmore (or an affiliate) may manage assets for the proponent

- where Gartmore (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where Gartmore (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

     o referring decisions to a senior manager unconnected with the day to day management of the fund concerned

     o    using  the  advice  of  an  outside  body

     o    approaching  clients  directly.

In order to avoid even the appearance of impropriety, in the event that Gartmore (or an affiliate) manages assets for a company, its pension plan, or related entity, Gartmore will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

SSI  INVESTMENT  MANAGEMENT,  INC.

          SSI Investment Management, Inc. ("SSI") will vote all proxies on behalf of each account over which SSI has proxy voting authority based on SSI's determination of the best interests of that account. SSI has retained Institutional Shareholder Services, Inc., which provides research and recommendations on proxy voting issues and has the authority to vote proxies for each account, in accordance with the Policies described below. In determining whether a proposal serves the best interests of an account, SSI will consider a number of factors, including the economic effect of the proposal on shareholder value, the threat posed by the proposal to existing rights of shareholders, the dilution of existing shares that would result from the proposal, the effect of the proposal on management or director accountability to shareholders, and, if the proposal is a shareholder initiative, whether it wastes time and resources of the company or reflects the grievance of one individual. SSI will abstain from voting proxies when SSI believes it is appropriate.

          If a material conflict of interest over proxy voting arises between SSI and a client, SSI will vote all proxies in accordance with its proxy voting policy. If SSI determines that its proxy voting policy does not adequately address this conflict of interest, SSI will notify the client and ask the client to consent to SSI's intended response. If the client consents or fails to respond to the notice within a reasonable time, SSI will vote the proxy as described in the notice. If the client objects to SSI's intended response, SSI will vote the proxy as directed by the client.




     Because the Investor Destinations Funds will invest exclusively in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.


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                                     PART C

                                OTHER INFORMATION

ITEM  23.  EXHIBITS

(a) Amended Declaration of Trust dated September 18, 2003, of the Registrant previously filed with the Trust's Registration Statement on October 30, 2003 is hereby incorporated by reference.

(b) Amended Bylaws dated August 25, 1983, as amended January 25, 2002, of the Registrant previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles V, VI, VII, and VIII of the Declaration of Trust, incorporated by reference to Exhibit (1) hereto, define rights of holders of shares.

(d)  Investment  Advisory  Agreements

     (1) (a) Investment Advisory Agreement pertaining to series of the Trust currently managed by Gartmore Mutual Fund Capital Trust (GMF) (formerly Villanova Mutual Fund Capital Trust) previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

          (b) Amendment to Investment Advisory Agreement pertaining to series of the Trust currently managed by Gartmore Mutual Fund Capital Trust ("GMF") (formerly Villanova Mutual Fund Capital Trust) previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (c) Amended Exhibit A to the Investment Advisory Agreement (proposed) between the Trust and GMF filed with the Trust's Registration Statement on July 6, 2001 is hereby incorporated by reference.

          (d) Amended Exhibit A to the Investment Advisory Agreement between the Trust and GMF previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (e) Amended Exhibit A to the Investment Advisory Agreement between the Trust and GMF effective October 1, 2002 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (2) (a) Investment Advisory Agreement pertaining to the series of the Trust managed by Gartmore Morley Capital Management, Inc. ("GMCM") previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (b) Amended Exhibit A to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GMCM previously filed with the Trust's Registration Statement on December 29, 1999 is hereby incorporated by reference.

          (c) Amendment to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GMCM previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (3) (a) Investment Advisory Agreement between the Trust and Gartmore Global Asset Management Trust ("GGAMT") previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (b) Amended Exhibit A to the Investment Advisory Agreement pertaining to the series of the Trust currently managed by GGAMT previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (4)  Subadvisory  Agreements.

          (a) (1) Subadvisory Agreement with Fund Asset Management, L.P. for S & P 500 Index Fund, previously filed with the Trust's Registration Statement on October 29, 1999 is hereby incorporated by reference.

               (2) Amended Exhibit A to Subadvisory Agreement (proposed) previously filed with the Trust's Registration Statement on July 6, 2001 is hereby incorporated by reference.

               (3) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (b) (1) Subadvisory Agreement with NorthPointe Capital, LLC for the Gartmore Large Cap Value (formerly, the Prestige Large Cap Value Fund), Gartmore Value Opportunities and NorthPointe Small Cap Value Funds previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (2) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (c) (1) Subadvisory Agreement with Gartmore Global Partners for the Gartmore Emerging Markets, Gartmore International Growth,
                  Gartmore Worldwide Leaders (formerly, the Gartmore Global Leaders Fund), Gartmore European Leaders (formerly, the Gartmore European Growth Fund) and Gartmore Global Small Companies Funds previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (2) Amended Exhibit A to Subadvisory Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

          (d) Form of Subadvisory Agreement with SSI Management, Inc. for Gartmore Long-Short Equity Plus Fund previously filed with the Trust's Registration Statement on June 23, 2003 is hereby incorporated by reference.

          (e) (1) Underwriting Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

               (2)  Underwriting  Agreement  previously  filed  with the Trust's
                    Registration Statement on December 31, 2002 is hereby incorporated by reference.

               (3) Model Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

          (f)  Not  applicable.

          (g)  Custodian  Agreement

               (1) Custody Agreement previously filed with the Trust's original Registration Statement on November 18, 1997 is hereby incorporated by reference.

               (2) Amended Exhibit A to the Custody Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

               (3) Custody Agreement dated April 4, 2003 between Gartmore Variable Insurance Trust and JPMorgan Chase Bank previously filed with the Trust's Registration Statement on April 30, 2003 is hereby incorporated by reference.

          (h)  (1)  (a)  Fund Administration Agreement previously filed with the
                         Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

                    (b) Amendment to Fund Administration Agreement previously filed with the Trust's Registration Statement on December 13, 1999 is hereby incorporated by reference.

                    (c) Amended Exhibit A to Fund Administration Agreement (proposed) as previously filed with the Trust's registration statement on July 6, 2001 is hereby incorporated by reference.

                    (d) Amended Exhibit A to the Fund Administration Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (2) (a) Transfer and Dividend Disbursing Agent Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

          (b) Amended Exhibit A to the Transfer and Dividend Disbursing Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (3) Agreement and Plan of Reorganization between Nationwide Investing Foundation and the Trust previously filed with the Trust's Registration Statement on form N-14 ('33 Act File No. 333-41175) on November 24, 1997 is hereby incorporated by reference.

     (4)  Agreement  and  Plan  of  Reorganization  between Nationwide Investing
          Foundation II and the Trust Previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997 is hereby incorporated by reference.

     (5) Agreement and Plan of Reorganization between Financial Horizons Investment Trust and the Trust previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997 is hereby incorporated by reference.

     (6) (a) Administrative Services Plan and Services Agreement previously filed on January 5, 1999, and is hereby incorporated by reference.

          (b) Amended Administration Services Plan and Services Agreement previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (7)  Form  of  Capital  Protection  Agreement  for  the  Gartmore Principle
          Protected Fund previously filed with the Trust's Registration Statement on February 14, 2003 is hereby incorporated by reference.

     (8) Expense Limitation Agreement between the Trust and Villanova Mutual Fund Capital Trust ("VMF"), amended effective March 1, 2001 to Agreement originally dated as of November 2, 1998 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (9) Expense Limitation Agreement between the Trust and Gartmore Morley Capital Management, Inc. ("GMCM"), amended effective March 1, 2003 to Agreement originally effective February 1, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (10) Expense Limitation Agreement between the Trust and GMCM, amended effective March 5, 2001 to Agreement originally effective as of December 29, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMCM effective March 1, previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (11) Expense Limitation Agreement between the Trust and Villanova SA Capital Trust, amended effective March 1, 2001 to original Agreement dated December 29, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (12) Expense Limitation Agreement between the Trust and VMF, amended effective March 1, 2001 to original Agreement dated December 29, 1999 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (13) Expense Limitation Agreement between the Trust and VMF, effective March 31, 2000 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (14) Expense Limitation Agreement between the Trust and VMF, amended effective March 1, 2001 to original Agreement dated May 31, 2000 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (15) Expense Limitation Agreement between the Trust and Villanova Global Asset Management Trust, effective September 1, 2000 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GGAMT effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (16) Expense Limitation Agreement between the Trust and VMF dated March 1, 2001 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (17) Expense Limitation Agreement between the Trust and GMF, effective October 1, 2002 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (18) Expense Limitation Agreement between the Trust and GMF, effective October 1, 2002 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

          (a) Amended Exhibit A to Expense Limitation Agreement between the Trust and GMF effective March 1, 2003 previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

     (19) Service Agreement effective November 1, 2001 between Gartmore SA Capital Trust and BISYS Fund Services Ohio, Inc. previously filed with the Trust's Registration Statement on September 29, 2003 is hereby incorporated by reference.

(i)     Not  Applicable.

(j) Consent of PricewaterhouseCoopers LLP ("PwC"), independent auditors is filed herewith as Exhibit 23(j).

(k)  Not  applicable.

(l) Purchase Agreement previously filed with Trust's Registration Statement on January 2, 1998 is hereby incorporated by reference.

(m) (1) Amended Distribution Plan previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (2) Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

     (3) Rule 12b-1 Agreement previously filed with the Trust's Registration Statement on January 5, 1999 is hereby incorporated by reference.

(n) Amended 18f-3 Plan previously filed with the Trust's Registration Statement on February 28, 2003 is hereby incorporated by reference.

(o)  Not  applicable.

(p) (1) Code of Ethics for Gartmore Funds previously filed with the Trust's Registration Statement on May 12, 2000 is hereby incorporated by reference.

     (2) Code of Ethics for Gartmore Mutual Fund Capital Trust and Gartmore SA Capital Trust previously filed with the Trust's Registration Statement on May 12, 2000 is hereby incorporated by reference.

          (a) Code of Ethics, as amended November 29, 2001, for Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, NorthPointe
               Capital LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company previously filed with the Trust's Registration Statement on March 1, 2002 is hereby incorporated by reference.

     (3) Code of Ethics for Gartmore Distribution Services, Inc. previously filed with the Trust's Registration Statement on November 5, 2002 is hereby incorporated by reference.

     (4) Code of Ethics for Gartmore Global Asset Management Trust dated August 8, 2000 and filed with the Trust's Registration Statement on December 29, 2000 is hereby incorporated by reference.

     (5) (a) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

          (b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

          (c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

     (6) Merrill Lynch Investment Managers (MLIM), Registered Investment Companies and their Investment Advisers and Principal Underwriter Code of Ethics dated Summer 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

     (7) SSI Management, Inc. Code of Ethics and Conduct & Policies and Procedures previously filed with the Trust's Registration Statement on June 23, 2003 is hereby incorporated by reference.

(q) (1) Power of Attorney for Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Robert M. Duncan, Barbara Hennigar, Gerald J. Holland, Paul J. Hondros, Thomas J. Kerr, IV, Douglas Kridler, Mark L. Lipson, Arden L. Shisler, David C. Wetmore and dated March 13, 2003, previously filed with the Trust's Registration Statement on April 30, 2003 is hereby incorporated by reference.

ITEM  24.  PERSONS  CONTROLLED  BY  OR  UNDER  COMMON  CONTROL  WITH  REGISTRANT

No  person  is  presently controlled by or under common control with Registrant.

ITEM  25.  INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article V, Section 5.2 of the Amended Declaration of Trust. In addition, Section 1743.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. The trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the trustees in their capacity as trustee. See
Item  23(a)(1)  above.

ITEM  26.  BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER

(a) GMF, an investment adviser of the Trust, also serves as investment adviser to the Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. The Directors of Gartmore Global Investments, Inc., GMF's managing unitholder and the officers of GMF are as follows:

Joseph  J.  Gasper,  Director  and  President  and  Chief  Operating  Officer
------------------------------------
Nationwide  Life  Insurance  Company
Nationwide  Life  and  Annuity  Insurance  Company
Nationwide  Financial  Services,  Inc.

Director  and  Chairman  of  the  Board
------------------------------------
Nationwide  Investment  Services  Corp.

Director  and  Vice  Chairman
------------------------------------
Gartmore  Global  Investments,  Inc.
Nationwide  Global  Holdings,  Inc.

Director
------------------------------------
Leben  Direkt  Insurance  Company

Michael  C.  Keller,  Director
------------------------------------
Executive  Vice  President  -  Chief  Information  Officer
------------------------------------
Nationwide  Mutual  Fire  Insurance  Company
Nationwide  Mutual  Insurance  Company
Nationwide  Financial  Services,  Inc.

Director
------------------------------------
Gartmore  Global  Investments,  Inc.

W.  G.  Jurgensen,  Chief  Executive  Officer  and  Director
------------------------------------
Nationwide  Mutual  Insurance  Company
Nationwide  Financial  Services,  Inc.
Cal  Farm  Insurance  Company
Farmland  Mutual  Insurance  Company
Nationwide  Mutual  Fire  Insurance  Company
Nationwide  Property  and  Casualty  Insurance  Company

Chairman  and  Chief  Executive  Officer  -  Nationwide
--------------------------------------
Nationwide  General  Insurance  Company
Nationwide  Indemnity  Company
Nationwide  Investment  Services  Corporation

Director
------------------------------------
Gartmore  Global  Investments,  Inc.

Chairman
------------------------------------
Nationwide  Securities,  Inc.

Paul  J.  Hondros,  Director,  President  and  Chief  Executive  Officer
------------------------------------
Gartmore  Investors  Services,  Inc.
NorthPointe  Capital,  LLC
Gartmore  Morley  Financial  Services,  Inc.
Gartmore  Global  Investments,  Inc.
Gartmore  Distribution  Services,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Global  Investments,  Inc.

Chairman  and  Chief  Executive  Officer
------------------------------------
Gartmore  Mutual  Funds
Gartmore  Variable  Insurance  Trust

Robert  A.  Rosholt,  Executive  Vice  President  -  Chief  Financial  Officer
------------------------------------
Nationwide  Mutual  Insurance  Company
Nationwide  Mutual  Fire  Insurance  Company
Nationwide  Life  Insurance  Company
Nationwide  Life  and  Annuity  Insurance  Company
Nationwide  Financial  Services,  Inc.
Nationwide  Investment  Services  Corporation

Executive  Vice  President,  Chief  Financial  Officer  and  Director
------------------------------------
Nationwide  Global  Holdings,  Inc.
Nationwide  Securities,  Inc.

Executive  Vice  President  and  Director
------------------------------------
Gartmore  Global  Investments,  Inc.

Director
------------------------------------
NGH  Luxembourg,  S.A.

Terri  L.  Hill,  Director
-------------------------------------
Gartmore  Global  Investments,  Inc.

Executive  Vice  President  -  Chief  Administrative  Officer
-------------------------------------
Nationwide  Mutual  Insurance  Company
Nationwide  Mutual  Fire  Insurance  Company
Nationwide  Life  Insurance  Company
Nationwide  Life  and  Annuity  Insurance  Company

Young  D.  Chin,  Executive  Vice  President  -  Global  CIO  -  Equities
-------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Investments,  Inc.
Gartmore  Global  Asset  Management  Trust

Kevin  S.  Crossett,  Vice  President  -  Associate  General  Counsel
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Asset  Management  Trust
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Nationwide  Mutual  Insurance  Company
Nationwide  Mutual  Fire  Insurance  Company
Nationwide  Life  Insurance  Company
Nationwide  Life  and  Annuity  Insurance  Company

Christopher  P.  Donigan,  Vice  President  -  Human  Resources
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Asset  Management  Trust
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust

Glenn  W.  Soden,  Associate  Vice  President  and  Secretary
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Asset  Management  Trust
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Investments,  Inc.

Carol  L.  Dove,  Assistant  Treasurer
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Asset  Management  Trust
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust

Michael  D.  Maier,  Assistant  Treasurer
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Asset  Management  Trust
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust

John  F.  Delaloye,  Assistant  Secretary
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Asset  Management  Trust
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  Global  Investments,  Inc.
Gartmore  SA  Capital  Trust

Gerald  J.  Holland,  Senior  Vice  President  -  Chief  Administrative  Officer
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust

Treasurer  and  Chief  Financial  Officer
------------------------------------
Gartmore  Mutual  Funds
Gartmore  Variable  Insurance  Trust

Thomas  M.  Sipp,  Vice  President
------------------------------------
Gartmore  Global  Investments,  Inc.

Vice  President  and  Treasurer
------------------------------------
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  Distribution  Services,  Inc.

Donald  J.  Pepin,  Senior  Vice  President  -  Sales
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Investments,  Inc.
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust

Mary  Lou  Vitale,  Senior  Vice  President  -  Product  Development
------------------------------------
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Investments,  Inc.
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust

Michael  A.  Krulikowski,  Vice  President  -  Chief  Compliance  Officer
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  Global  Investments,  Inc.
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
NorthPointe  Capital  LLC

Daniel  J.  Murphy,  Assistant  Treasurer
------------------------------------
Gartmore  Distribution  Services,  Inc.
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
NorthPointe  Capital  LLC

Eric  E.  Miller,  Senior  Vice  President  -  Chief  Counsel
------------------------------------
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
NorthPointe  Capital,  LLC
Gartmore  Morley  Financial  Services,  Inc.
Gartmore  Global  Asset  Management  Trust
Gartmore  Distribution  Services,  Inc.

Secretary
------------------------------------
Gartmore  Mutual  Funds
Gartmore  Variable  Insurance  Trust

Thomas  E.  Barnes,  Vice  President
--------------------------------
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Distribution  Services,  Inc.

Richard  Fonash,  Vice  President
--------------------------------
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Distribution  Services,  Inc.

Mary E. Kennedy, Executive Vice President, Chief Financial Officer - Gartmore Group
--------------------------------
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Distribution  Services,  Inc.
NorthPointe  Capital
Gartmore  Morley  Financial  Services,  Inc.

Anthony  R.  Costa,  Vice  President  -  Strategic  Relations
--------------------------------
Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Distribution  Services,  Inc.

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

Gartmore  Global  Investments,  Inc.
Gartmore  Mutual  Fund  Capital  Trust
Gartmore  SA  Capital  Trust
Gartmore  Global  Asset  Management  Trust
Gartmore  Distribution  Services,  Inc.
1200  River  Road
Conshohocken,  Pennsylvania  19428

NorthPointe  Capital,  LLC
Columbia  Center  One
Suite  745
201  West  Big  Beaver  Road
Troy,  Michigan  48084

Gartmore  Morley  Financial  Services,  Inc.
5665  S.  W.  Meadows  Road,  Suite  400
Lake  Oswego,  Oregon  97035

(b) GMCM as investment adviser to the Gartmore Morley Capital Accumulation Fund and Gartmore Morley Enhanced Income Fund. GMCM is incorporated under the laws of the State of Oregon and is a wholly owned indirect subsidiary of Gartmore Global Investments, Inc. To the knowledge of the investment advisor, none of the directors or officers of GMCM, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Gartmore Morley Financial Services, Inc. and Gartmore Global Investments, Inc. The directors except as noted below may be contacted c/o Morley Financial Services, Inc., 5665 SW Meadows Road, Suite 400 Lake Oswego, Oregon 97035.

Jill R. Cuniff, Managing Director and Chief Investment Officer, and Director of GMCM. Ms Cuniff is also Managing Director, Chief Investment Officer and Director of Gartmore Morley Financial Services, Inc.

Thomas M. Sipp, 1200 River Road, Conshohocken, Pennsylvania 19428. Vice President, Treasurer and Director of GMCM. Mr. Sipp is also Vice President for Gartmore Global Investments, Inc.

Steve  Ferber,  Director and Senior Vice President Sales and Marketing for GMCM.

(c) GGAMT, an investment adviser of the Trust, also serves as an investment adviser to Gartmore Variable Insurance Trust. The Directors of Nationwide Corporation ("NC"), GGAMT's managing unit holder and the officers of GGAMT are as follows (see (a) above for additional information on their other employment):




                                Directors of NC
Lewis J. Alphin                                                      Fred C. Finney
James B. Bachmann                                                    W.G. Jurgensen
A. I. Bell                                                           David O. Miller
Timothy J. Corcoran                                                  Lydia M. Marshall
Yvonne M. Curl                                                       Ralph M. Paige
Kenneth D. Davis                                                     James F. Patterson
Keith E. Eckel                                                       Arden L. Shisler
Willard J. Engel                                                     Robert L. Stewart

                                OFFICERS OF GGAMT
President and Chief Executive Officer                                Paul J. Hondros
Vice President, Chief Financial Officer and Treasurer                Thomas M. Sipp
Associate Vice President and Secretary                               Thomas E. Barnes
Senior Vice President, Chief Counsel                                 Eric E. Miller
Assistant Secretary                                                  John F. Delaloye
Assistant Treasurer                                                  Carol L. Dove
Assistant Treasurer                                                  Michael D. Maier
Executive Vice President, Global CIO - Equities                      Young D. Chin
Senior Vice President                                                Gerald J. Holland
Senior Vice President                                                Mary Lou Vitale
Vice President                                                       Christopher P. Donigan
Vice President and Chief Compliance Officer                          Michael A. Krulikowski
Assistant Treasurer                                                  Daniel J. Murphy
Vice President                                                       Richard F. Fonash
Executive Vice President, Chief Financial Officer  - Gartmore Group  Mary E. Kennedy
Vice President -Taxation                                             Alan A. Todryk
Vice President - Associate General Counsel                           Kevin S. Crossett
Vice President and Assistant Secretary                               Thomas E. Barnes
Vice President - Strategic Relations                                 Anthony Costa
Senior Vice President, National Sales Manager                        Steven P. Sorensen
Senior Vice President - Sales                                        Donald J. Pepin



     (d) Information for the Subadviser of the S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

          (1) Fund Asset Management, L.P. ("FAM") acts as subadviser to the Funds listed above and as adviser or subadviser to a number of other registered investment companies. The list required by this
               Item 26 of officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

     (e) Information for the Subadviser of the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund), Gartmore European Leaders Fund (formerly Gartmore European Growth Fund), Gartmore Small Companies Fund, Gartmore International Small Cap Growth Fund and Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund.

          (1) Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund), Gartmore European Leaders Fund (formerly Gartmore European Growth Fund), Gartmore Small Companies Fund, Gartmore International Small Cap Growth Fund, Gartmore OTC Fund, Gartmore Asia Pacific Leaders Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund, as well as adviser to certain other clients. The list required by this Item 26 of officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Gartmore (SEC File No. 801-48811).

     (f) Information for the Subadviser of the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund and NorthPointe Small Cap Value Fund.

          (1) NorthPointe Capital, LLC ("NorthPointe") acts as subadviser to the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund and NorthPointe Small Cap Value Fund and separate institutional investors. The list required by this Item 26 of officers and directors of NorthPointe, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NorthPointe (SEC File No. 801-57064).

     (g) Information for the Subadviser of the Gartmore Long-Short Equity Plus Fund.

          (1) SSI Investment Management, Inc. ("SSI") acts as subadviser to the Gartmore Long-Short Equity Plus Fund and separate institutional investors. The list required by this Item 26 of officers and directors of SSI, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SSI (SEC File No. 801-10544).

ITEM  27.  PRINCIPAL  UNDERWRITERS

     (a) Gartmore Distribution Services, Inc. ("GDSI"), the principal underwriter of the Registrant, also acts as principal underwriter for Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc.

     (b) Herewith is the information required by the following table with respect to each director, officer or partner of GDSI:




NAME:                          ADDRESS:                 TITLE WITH GDSI:          TITLE WITH REGISTRANT:
PAUL J. HONDROS                1200 River Road  President and Chief               Chairman
                         Conshohocken PA 19428  Executive Officer
---------------------------------------------------------------------------------------------------------
YOUNG D. CHIN                  1200 River Road  Executive Vice President -        n/a
                         Conshohocken PA 19428  Global CIO - Equities
---------------------------------------------------------------------------------------------------------
GERALD J. HOLLAND              1200 River Road  Senior Vice President and         Treasurer
                         Conshohocken PA 19428  Chief Administrative Officer
---------------------------------------------------------------------------------------------------------
DONALD J. PEPIN, JR.           1200 River Road  Senior Vice President - Sales     n/a
                         Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------
MARY LOU VITALE                1200 River Road  Senior Vice President -           Assistant
                         Conshohocken PA 19428  Product Development               Treasurer
---------------------------------------------------------------------------------------------------------
ERIC E. MILLER                 1200 River Road  Senior Vice President -           Secretary
                         Conshohocken PA 19428  Chief Counsel
---------------------------------------------------------------------------------------------------------
CHRISTOPHER P.  DONIGAN        1200 River Road  Vice President -                  n/a
                         Conshohocken PA 19428  Human Resources
---------------------------------------------------------------------------------------------------------
THOMAS M. SIPP                 1200 River Road  Vice President and                n/a
                         Conshohocken PA 19428  Treasurer
---------------------------------------------------------------------------------------------------------
GLENN W. SODEN                 1200 River Road  Associate Vice President          n/a
                         Conshohocken PA 19428  and Secretary
---------------------------------------------------------------------------------------------------------
JOHN F. DELALOYE               1200 River Road  Assistant Secretary               n/a
                         Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------
CAROL L. DOVE            One Nationwide Plaza   Assistant Treasurer               n/a
                         Columbus, OH 43215
---------------------------------------------------------------------------------------------------------
MICHAEL D. MAIER         One Nationwide Plaza   Assistant Treasurer               n/a
                         Columbus, OH 43215
---------------------------------------------------------------------------------------------------------
DANIEL J. MURPHY         One Nationwide Plaza   Assistant Treasurer               n/a
                         Columbus, OH 43215
---------------------------------------------------------------------------------------------------------
MICHAEL A. KRULIKOWSKI         1200 River Road  Vice President and                Assistant
                         Conshohocken PA 19428  Chief Compliance Officer          Secretary
---------------------------------------------------------------------------------------------------------
STEVEN P. SORENSON             1200 River Road  Senior Vice President             n/a
                         Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------
RICHARD F. FONASH              1200 River Road  Vice President                    n/a
                         Conshohocken PA 19428
---------------------------------------------------------------------------------------------------------
ANTHONY R. COSTA               1200 River Road                                    n/a
                         Conshohocken PA 19428  Vice President
---------------------------------------------------------------------------------------------------------
THOMAS E. BARNES         One Nationwide Plaza   Vice President and                n/a
                         Columbus, OH 43215     Assistant Secretary
---------------------------------------------------------------------------------------------------------
MARY E. KENNEDY                1200 River Road  Executive Vice President -        n/a
                         Conshohocken PA 19428  Chief Financial Officer -
                                                Gartmore Group
---------------------------------------------------------------------------------------------------------
                         One Nationwide Plaza   Senior Vice President - Taxation  n/a
ALAN A. TODRYK           Columbus, OH 43215
                         One Nationwide Plaza   Vice President - Associate        n/a
---------------------------------------------------------------------------------------------------------
KEVIN S. CROSSETT        Columbus, OH 43215     General Counsel
---------------------------------------------------------------------------------------------------------
WILLIAM J. BALTRUS             1200 River Road  Vice President -                  Assistant
                         Conshohocken PA 19428  Operations Administration         Treasurer
---------------------------------------------------------------------------------------------------------




(c)     Not  applicable.

ITEM  28.  LOCATION  OF  ACCOUNTS  AND  RECORDS

BISYS
3435  Stelzer  Road
Columbus,  OH  43219

ITEM  29.  MANAGEMENT  SERVICES

Not  applicable.

ITEM  30.  UNDERTAKINGS

The following undertakings relate solely to the Fund as an individual series of the Registrant. Any filing, notice or other action required by the following undertakings shall be limited in all respects to the Fund, and any action taken by the Registrant, on behalf of the Fund, shall be limited to the Fund and shall not require any action to be taken by any other series of the Registrant. Capitalized terms used in these undertakings and not otherwise defined, have the respective meanings assigned to them in the Prospectus, which is a part of this Registration Statement.

1. During the Guarantee Period, the Registrant hereby undertakes to mail notices to current shareholders promptly after the happening of significant events related to the Capital Protection Agreement. These significant events include: (i) the termination of the Capital Protection Agreement;
     (ii) a default under the Capital Protection Agreement that has a material adverse effect on a shareholder's right to receive his or her Guaranteed Amount on the Guarantee Maturity Date; (iii) the insolvency of the Capital Protection Provider or of AIG; or (iv) a reduction in the credit rating of the long-term debt of AIG issued by Standard & Poor's Rating Services or Moody's Investors Service, Inc. to BBB+ or lower or Baa1 or lower, respectively.

2. If at any time during the Guarantee Period during which the Registrant is required to file an amendment to its registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), which amendment relates to the Fund, AIG ceases to file periodic reports pursuant to the Exchange Act, the Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act to include updated audited financial statements with respect to AIG (or any substitute or successor for AIG under the guarantee relating to the Capital Protection Provider's payment obligations under the Capital Protection Agreement (the "Successor")) covering the periods that would otherwise have been required to be covered by Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Fund, the consent of the independent auditors of AIG (or any Successor, as applicable) regarding such audited financial statements.

3. During the Guarantee Period, the Registrant hereby undertakes to include in the Registrant's annual and semiannual reports (with respect to the Fund) to shareholders, an offer to supply the most recent annual and/or quarterly report of AIG (or any Successor, as applicable), free of charge, upon a shareholder's request.

At such times as the Registrant is required to file an amendment to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), which amendment relates to the Fund, the Registrant hereby undertakes to update such Registration Statement to incorporate by reference the audited financial statements contained in the most recent annual report on Form 10-K of, or to include the most recent audited financial statements covering the periods that would otherwise have been required by such a Form 10-K of, (i) AIG,
(ii) any Successor, or (iii) any entity that is replaced or substituted for AIG or any Successor under a new guarantee of the Capital Protection Provider's payment obligations under the Capital Protection Agreement. Further, the Registrant undertakes to include as an exhibit to any amendment to its Registration Statement filed under the 1933 Act the consent of the applicable independent auditors regarding such audited financial statements.

--------------------------------------------------------------------------------
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 59 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and the State of Ohio, on the twenty-seventh day of February, 2004.

     GARTMORE  MUTUAL  FUNDS

     By:    /s/  ELIZABETH  A.  DAVIN
                 Elizabeth  A.  Davin,  Assistant  Secretary

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 59 TO THE REGISTRATION STATEMENT OF GARTMORE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE TWENTY-SEVENTH DAY OF FEBRUARY, 2004.


Signature  &  Title
-------------------

Principal  Executive  Officer

PAUL  J.  HONDROS*
--------------------
Paul  J.  Hondros,  Trustee  and  Chairman

Principal  Accounting  and  Financial  Officer

GERALD  J.  HOLLAND*
----------------------
Gerald  J.  Holland,  Treasurer

CHARLES  E.  ALLEN*
---------------------
Charles  E.  Allen,  Trustee

PAULA  H.J.  CHOLMONDELEY*
----------------------------
Paula  H.J.  Cholmondeley,  Trustee

C.  BRENT  DEVORE*
--------------------
C.  Brent  Devore,  Trustee

ROBERT  M.  DUNCAN*
---------------------
Robert  M.  Duncan,  Trustee

BARBARA  L.  HENNIGAR*
------------------------
Barbara  L.  Hennigar,  Trustee

THOMAS  J.  KERR,  IV*
------------------------
Thomas  J.  Kerr,  IV,  Trustee

DOUGLAS  F.  KRIDLER*
-----------------------
Douglas  F.  Kridler,  Trustee

ARDEN  L.  SHISLER*
---------------------
Arden  L.  Shisler,  Trustee

DAVID  C.  WETMORE*
---------------------
David  C.  Wetmore,  Trustee


*BY:     /s/  ELIZABETH  A.  DAVIN
              Elizabeth  A.  Davin,  Attorney-In  Fact

--------------------------------------------------------------------------------

EXHIBIT  LIST

EXHIBIT                      ITEM

23(j)               Consent  of Independent Auditors